OMB APPROVAL

OMB Number: 3235-0570

Expires: October 31, 2006

Estimated average burden hours per response: 19.3

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-8319

ING Partners, Inc.

(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

The Corporation Trust Company, 1209 Orange Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end:	December 31

Date of reporting period:	January 1, 2005 to December 31, 2005

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Funds

Annual Report

December 31, 2005

Classes I, S and ADV

ING Partners, Inc.

▪  ING American Century Large Company Value Portfolio (Formerly ING Salomon Brothers Investors Value Portfolio)

▪  ING American Century Select Portfolio

▪  ING American Century Small Cap Value Portfolio

▪  ING Baron Small Cap Growth Portfolio

▪  ING Davis Venture Value Portfolio (Formerly, ING Salomon Brothers Fundamental Value Portfolio)

▪  ING Fundamental Research Portfolio (Formerly ING Aeltus Enhanced Index)

▪  ING Goldman Sachs® Capital Growth Portfolio

▪  ING Goldman Sachs® Core Equity Portfolio

▪  ING JPMorgan Fleming International Portfolio

▪  ING JPMorgan Mid Cap Value Portfolio

▪  ING MFS Capital Opportunities Portfolio

▪  ING OpCap Balanced Value Portfolio

▪  ING Oppenheimer Global Portfolio

▪  ING Oppenheimer Strategic Income Portfolio

▪  ING PIMCO Total Return Portfolio

▪  ING Salomon Brothers Aggressive Growth Portfolio

▪  ING Salomon Brothers Large Cap Growth Portfolio

▪  ING T. Rowe Price Diversified Mid Cap Growth Portfolio

▪  ING T. Rowe Price Growth Equity Portfolio

▪  ING UBS U.S. Large Cap Equity Portfolio

▪  ING Van Kampen Comstock Portfolio

▪  ING Van Kampen Equity and Income Portfolio

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

President’s Letter	1

Market Perspective	2

Portfolio Managers’ Report	4

Shareholder Expense Examples	48

Report of Independent Registered Public Accounting Firm	55

Statements of Assets and Liabilities	56

Statements of Operations	63

Statements of Changes in Net Assets	69

Financial Highlights	80

Notes to Financial Statements	124

Portfolios of Investments	146

Tax Information	225

Trustee and Officer Information	227

Advisory Contract Approval Discussion	231

PROXY VOTING INFORMATION

A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available (1) without charge, upon request, by calling Shareholder Services toll-free at 1-800-992-0180; (2) on the ING Fund’s website at www.ingfunds.com and (3) on the Securities and Exchange Commission (“SEC”) website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the ING Fund’s website at www.ingfunds.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Registrants file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Registrants’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Registrants’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330; and is available upon request from the Registrants by calling Shareholder Services toll-free at 1-800-992-0180.

(THIS PAGE INTENTIONALLY LEFT BLANK)

PRESIDENT’S LETTER

Dear Shareholder,

As you may recall, in my last letter I described the enthusiasm that we were experiencing here at ING Funds as we worked to bring more of the world’s investment opportunities to you, the investor.

That enthusiasm, I am happy to report, is continuing to thrive. With the New Year, we have launched a series of new international mutual funds, each created to bring more of the world’s opportunities to you.

Meanwhile, we have also heard you loud and clear. Our research tells us that many investors report that they find investing an intimidating and overly-complex endeavor. That is why ING is committed to helping investors across the country cut through the confusion and clutter. “Your future. Made easier.SM” is more than words; they represent our promise to you.

JAMES M. HENNESSY
Those two objectives — bringing you more of the world’s opportunities and doing it in a way that is easier for you — are behind the development of the new portfolios.

According to a recent finding, 58 percent of the world market capitalization now lies outside of the U.S.[1] In other words, the majority of investment opportunities are now beyond our borders and we think that the ING VP Index Plus International Portfolio — a broad-based international portfolio — is an easy, single-step method to gain exposure to many of those opportunities.

Meanwhile, the ING VP Global Real Estate Portfolio was developed as an easy way to bring global — international and domestic — real estate opportunities to the variable portfolio investor. Real Estate Investment Trusts (REITs) are becoming more and more popular around the world, and this new portfolio seeks to capitalize on that popularity. But again, we’ve made it easy. With just one investment, investors bring the diversification of global real estate to their investment strategy.

One of our goals at ING Funds is to find tomorrow’s opportunities today, and we believe these two portfolios are just the latest examples of that plan in action.

On behalf of everyone at ING Funds, I thank you for your continued support and loyalty. We look forward to serving you in the future.

Sincerely,

James M. Hennessy President ING Funds
January 28, 2006

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

International investing does pose special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic. Investments in issuers that are principally engaged in real estate, including REITs, may subject the Fund to risks similar to those associated with the direct ownership of real estate, including terrorist attacks, war or other acts that destroy real property (in addition to market risks). These companies are sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand, and the management skill and creditworthiness of the issuer. REITs may also be affected by tax and regulatory requirements.

1  MSCI December, 2005

MARKET PERSPECTIVE: YEAR ENDED DECEMBER 31, 2005

In our semi-annual report, we referred to mixed markets in which the U.S. investor lost on both domestic and international stocks, with gains in the latter trumped by the rebounding U.S. dollar. In the second half, global equities registered solid gains, although foreign markets ended the 2005 year more convincingly. The Morgan Stanley Capital International (“MSCI”) World® Index(1) calculated in dollars, including net reinvested dividends rose 10.3% for the six months ended December 31, 2005, and 9.5% for the full year. As for currencies, the dollar extended its first half run for the six months ended December 31, 2005, rising 2.1% against the euro (12.6% for the full year), 6.2% against the yen (14.7% for the full year), and 3.8% against the pound (10.2% for the full year). Commentators explained the U.S. dollar’s unexpected strength by pointing to relatively high U.S. interest rates, the re-cycling of oil exporters’ burgeoning wealth into dollar securities, the tax-related “repatriation” into dollars of U.S. corporations’ foreign currency balances, and, regarding the yen’s particular weakness, non-Japanese investors pouring money into the stock market but hedging their currency risk. Each dynamic was losing steam by 2005 year-end.

For more than a year, the main issue for U.S. fixed-income investors had been the unexpected flattening of the yield curve, i.e. the shrinking difference between short-term and long-term interest rates. From June 2004 through June 2005 the Federal Open Market Committee (“FOMC”) had raised the Federal Funds Rate by 25 basis points nine times, pulling other short-term rates up. However, the yield on the ten-year U.S. Treasury Note had actually fallen by 0.71% over the same thirteen months. This was put down to an apparently growing perception in the market that inflation was a problem solved, due to a vigilant Federal Reserve, cheap goods and labor abroad, consistent productivity growth at home and foreign investors’ hunger for U.S. investments. Occasionally in the second half, for example when Hurricane Katrina and Rita affected oil prices, having peaked near $70 per barrel at the end of August 2005, there looked to be filtering through to general prices, and the trend seemed about to break. Nevertheless, in the end the forces of curve flattening prevailed. By December 31, 2005, the FOMC had raised rates four more times, oil prices and the inflation scare had subsided and foreigners were still buying record amounts of U.S. securities. For the six months ended December 31, 2005, the yield on the ten-year Treasury rose by 45 basis points to 4.39% (17 basis points for the full year), and on 13-week U.S. Treasury Bills by 93 basis points (180 basis points for the full year) to 3.98%. The returns on the broad Lehman Brothers Aggregate Bond Index(2) and the Lehman Brothers High Yield Bond Index(3) was -0.1% and 1.6% for the six months ended December 31, 2005, and 2.4% and 2.7% for the full year, respectively.

The U.S. equities market in the form of the Standard & Poor’s 500 Composite Stock Price (“S&P 500”) Index(4), added 5.8% including dividends in the latter half of 2005 and 4.9% for the full year, thanks to gains of 3.5% in July and November of 2005. Other months were flat to down and by 2005 year-end, the market, trading at a fairly undemanding price-to-earnings level of about 16 times earnings for the current fiscal year, was definitely struggling. Stock investors were initially encouraged by bullish economic reports and even more by second quarter company earnings figures, which were on average up more than 10% year over year. The optimistic mood lasted into early August of 2005, when the S&P 500 reached a four-year high, before drifting back as resurgent oil prices made records almost daily. In September and October of 2005 with Hurricanes Katrina and Rita seldom out of the news, two attempted rallies fizzled. High prices at the gas pump were already here. An expensive winter for heating fuel was certain. Sharply rising factory prices started to be found in local Federal Reserve and purchasing managers’ reports and, with consumer confidence slumping, the word “stagflation” was heard more than once. In spite of this, as November approached, an evidently swift recovery from the Hurricanes Katrina and Rita cheered investors and stock prices powered ahead through mid-December 2005, as oil prices fell back below $60 per barrel, inflation moderated, corporate profits remained buoyant and gross domestic product (“GDP”) growth, at 4.1% per annum, was the envy of the developed world. Yet the market gave back nearly 1.6% between Christmas and New Year, when new reports suggested that the end of the bubbling housing market might be at hand. Rising house prices had encouraged the consumer spending that was largely behind robust GDP growth; spending that is, by people who on average were saving little, if anything.

In international markets Japan was the shining star of the second half, soaring 33.3%, based on the MSCI Japan® Index(5) in dollars plus net dividends for the six months ended December 31, 2005, and 25.5% for

MARKET PERSPECTIVE: YEAR ENDED DECEMBER 31, 2005

the full year, as the market repeatedly broke five-year records amid new optimism. Investors, albeit mainly foreign ones, came to the belief that Japan is re-emerging as a balanced economy and less dependent on exports. Japanese corporations and banks have repaired their balance sheets at last. Rising wages are supporting domestic demand, in addition to an expected end to deflation, seems at hand. European ex UK markets leaped 11.8%, according to the MSCI Europe ex UK® Index(6) in dollars including net dividends for the six months ended December 31, 2005 (10.5% for the full year) and 14.7% in local currencies (27.7% for the full year) to the best levels in over four years, despite the first interest rate increase, to 2.5%, in over five years. Mounting evidence of a recovery in local demand, resilient profits and an upsurge of merger and acquisition activity boosted markets that are not particularly expensive. UK equities advanced 6.4% in the six months ended December 31, 2005 (7.4% for the full year) based on the MSCI UK® Index(7) in dollars including net dividends, concealing a more impressive 11.1% increase in pounds (20.1% for the full year), to the highest in four years. The period was dominated by the effect of five interest rate increases to restrain over-stretched consumers and soaring real estate prices. Yet, in the face of mostly miserable economic reports, and despite terrorist attacks in London over two days in July of

2005, investors, encouraged by merger and acquisition activity, supported an inexpensive market yielding over 3%.

(1)  The MSCI World® Index is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

(2)  The Lehman Brothers Aggregate Bond Index is a widely recognized, unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(3)  The Lehman Brothers High Yield Bond Index is an unmanaged index that measures the performance of fixed-income securities generally representative of corporate bonds rated below investment-grade.

(4)  The Standard & Poor’s 500 Composite Stock Price Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(5)  The MSCI Japan® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

(6)  The MSCI Europe ex UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

(7)  The MSCI UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

All indices are unmanaged and investors cannot invest directly in an index.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Funds’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of the Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

ING AMERICAN CENTURY LARGE COMPANY VALUE PORTFOLIO

(FORMERLY, ING SALOMON BROTHERS INVESTORS VALUE PORTFOLIO)	PORTFOLIO MANAGERS’ REPORT

Industry Allocation
as of December 31, 2005
(as a percent of net assets)

Oil and Gas	12.0%

Banks	11.8%

Diversified Financial Services	11.6%

Insurance	6.6%

Pharmaceuticals	5.1%

Federal Home Loan Bank	5.0%

Telecommunications	4.9%

Miscellaneous Manufacturing	4.6%

Computers	3.5%

Media	3.5%

Electric	3.4%

Industries between 2.0%-3.2%(1)	11.6%

Industries between 1.0%-2.0%(2)	10.3%

Industries less than 1.0%(3)	7.5%

Other Assets and Liabilities, Net*	(1.4)%

Total	100.0%

* Includes securities lending collateral.

(1) Includes 4 industries, which each represents 2.0%-3.2% of net assets.

(2) Includes 6 industries, which each represents 1.0%-2.0% of net assets.

(3) Includes 13 industries, which each represents less than 1.0% of net assets.

Portfolio holdings are subject to change daily.

The ING American Century Large Company Value Portfolio (formerly, ING Salomon Brothers Investors Value Portfolio, the “Portfolio”) seeks long-term capital growth. Income is a secondary objective. The Portfolio is managed by a team of portfolio managers comprised of Mark Mallon, Chief Investment Officer and Executive Vice President, Charles A. Ritter, Vice President and Senior Portfolio Manager, and Brendan Healy, Vice President and Portfolio Manager, American Century Investment Management, Inc. — the Sub-Adviser.*

Performance: For the year ended December 31, 2005, the Portfolio’s Class S Shares provided a total return of 1.26% compared to the Russell 1000® Value Index and the Standard & Poor’s 500 Composite Stock Price® Index (“S&P 500”), which returned 7.05% and 4.91%, respectively, for the same period.

Portfolio Specifics: Equity investors faced numerous headwinds during the year, a period marked by concern about the effects of soaring oil prices, destructive hurricanes and climbing interest rates on the economy and corporate profit growth. Ultimately, the equities market demonstrated resilience, and stocks recorded modest gains.

Our interest in the energy sector, a position devoted entirely to oil and gas firms, contributed the most to performance during the fiscal year. Soaring oil prices, which reached new record highs, underpinned gains for companies across the industry, and each of our holdings advanced. Major, integrated energy firms ConocoPhillips, Exxon Mobil Corp., ChevronTexaco Corp., and Royal Dutch Shell PLC all ranked high among the contributors.

Still, many of the strongest performers in the sector did not meet our value criteria. For example, energy equipment and services companies recorded powerful gains, but were too richly valued by our standards to merit inclusion in the Portfolio. Consequently, our smaller exposure to the energy sector as a whole contributed to our overall underperformance versus our benchmark and adverse stock selection was a major source of under performance.

The financials sector, on average our largest single stake, also made significant contribution to absolute performance during the period. Insurance companies paced gains, producing two top contributors in Loews Corp. and Hartford Financial Services (“Hartford”). In April, Hartford, one of the nation’s largest financial services and insurance companies, recorded its most profitable quarter ever driven by strength in its property and casualty insurance segment. The next quarter, the firm reported a 96% increase in quarterly income in the same segment, a gain accomplished despite a difficult pricing environment and driven by higher income from its investment portfolio and lower spring-time catastrophe losses.

Elsewhere, investments in the information technology sector produced the Portfolio’s top stock. During the period, Hewlett-Packard announced four consecutive quarters of increased revenues, and reports that the company had emerged as the global leader in the server business further supported the stock’s climb.

Despite those successes, we encountered difficulty in the consumer discretionary area, the top sector-level detractor. During the year, we owned and sold both GM and Toyota Motor, and each had a different impact on performance. As GM’s structural challenges intensified, this once-compelling opportunity became a detractor as negative sentiment hurt the stock price. We eliminated the position and avoided further losses. Conversely, Toyota stock climbed in line with its earnings. We sold into that strength and captured performance, a factor that helped us offset the downdraft from GM.

Stock selection in the health care sector also detracted from performance.

Current Strategy and Outlook: The Portfolio’s team of portfolio managers will continue to follow its investment discipline of searching for large, fundamentally sound businesses that, because of transitory issues, are selling at prices we believe are below fair market value.

Top Ten Holdings*
as of December 31, 2005
(as a percent of net assets)

Citigroup, Inc.	4.8%

Exxon Mobil Corp.	4.3%

Bank of America Corp.	3.8%

Freddie Mac	3.2%

Wells Fargo & Co.	2.7%

Royal Dutch Shell PLC ADR	2.7%

ChevronTexaco Corp.	2.2%

ConocoPhillips	2.2%

Wachovia Corp.	1.7%

Morgan Stanley	1.7%

* Excludes short-term investments related to U.S. government obligations and securities lending collateral.

Portfolio holdings are subject to change daily.

*                 The Portfolio changed sub-adviser to American Century Investment Management, Inc. effective April 29, 2005. Prior to this date, the Portfolio was managed by a different sub-adviser and had different principal investment strategies.

PORTFOLIO MANAGERS’ REPORT	ING AMERICAN CENTURY LARGE COMPANY VALUE PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2005
	1 Year	Since Inception of Classes I, S, and ADV December 10, 2001
Class I	1.51%	3.27%
Class S	1.26%	3.00%
Class ADV	1.09%	2.74%
Russell 1000® Value Index(1)	7.05%	8.63	%(3)
S&P 500 Index(2)	4.91%	4.06	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING American Century Large Company Value Portfolio against the Indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 922-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager’s views are subject to change at any time based on marked and other conditions.

Portfolio holdings are subject to change daily.

(1) The Russell 1000® Value Index is an unmanaged index that measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower than forecasted growth values.

(2) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the U.S.

(3) Since inception performance of the index is shown as of December 1, 2001.

ING AMERICAN CENTURY SELECT PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Industry Allocation*

as of December 31, 2005

(as a percent of net assets)

(1)	Includes 4 industries, which each represents 2.5% - 4.0% of net assets.
(2)	Includes 10 industries, which each represents less than 2.5% of net assets.

Portfolio holdings are subject to change daily.

The ING American Century Select Portfolio (the “Portfolio”) seeks long-term capital appreciation. The Portfolio is managed by John Sykora, CFA, Vice President and Senior Portfolio Manager, and Keith Lee, CFA and Portfolio Manager, American Century Investment Management, Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2005, the Portfolio’s Class S Shares provided a total return of 0.65% compared to the Russell 1000® Growth Index, which returned 5.26% for the same period.

Portfolio Specifics: As they did in 2004, stocks in energy and utilities sectors again paced broad market returns in 2005. Combined, the two sectors accounted for 57% of the Standard & Poor’s 500 Composite Stock Price Index’s total return, with energy stocks riding a 42% increase in crude oil prices. At the same time, consumer discretionary stocks fell 7% during the year. Combined, these market factors, as well as the Portfolio’s stock selection in the consumers sector, worked against the Portfolio throughout much of the year.

The Portfolio traditionally focuses on growth-oriented investments in companies with solid returns on invested capital. As such, it typically avoids stakes in the utilities and energy sectors. The energy sector, as a whole, has failed to earn its cost of capital 18 times in the past 22 years, and the utilities sector, as a whole, has failed to earn its cost of capital every year in that time frame. However, the Portfolio’s significant underweight in those sectors during 2005 hurt its return substantially.

At the same time, the Portfolio maintained a considerable overweight in consumer discretionary stocks, which further dented its performance. Stocks in that sector suffered as consumers battled soaring gasoline prices and rising short-term interest rates as the year progressed.

Nonetheless, the Portfolio’s return improved as the year progressed, partly because investors finally engaged a noticeable shift to large-cap stocks and stocks with growth characteristics. Small-cap and value stocks have led the way for U.S. markets since 2000, but both trends reversed in the second half of 2005. The Russell 1000® Index’s return in the second half of the year surpassed that of the Russell 2000® Index by a margin of 6.15% to 5.88%. Likewise, the Russell 3000® Growth Index exceeded the Russell 3000® Value Index by 7.19% to 5.07% in the second half of the year.

Meanwhile, the Portfolio’s largest holding, UnitedHealth Group, ranked as its largest individual contributor on a relative basis. Throughout the year, the Portfolio maintained an average overweight position in both the health care sector and, specifically, in health care providers and services. Those positions led all other sectors and industries, respectively, in contributing to the Portfolio’s relative return for the year.

Current Strategy and Outlook: The Portfolio’s investment team will continue seeking companies with attractive valuations and risk/reward characteristics that also appear capable of sustaining long-term growth in earnings and revenue.

Top Ten Holdings*
as of December 31, 2005
(as a percent of net assets)

UnitedHealth Group, Inc.	4.2%
Wal-Mart Stores, Inc.	4.0%
Johnson & Johnson	3.7%
Teva Pharmaceutical Industries Ltd ADR	3.4%
Amgen, Inc.	3.3%
Microsoft Corp.	3.2%
Weight Watchers International, Inc.	3.2%
Procter & Gamble Co.	3.1%
SLM Corp.	3.0%
American International Group, Inc.	2.9%

* Excludes short-term investments related to U.S. government obligations and securities lending collateral.

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS’ REPORT	ING AMERICAN CENTURY SELECT PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2005
	1 Year	Since Inception of Classes I, S, and ADV December 10, 2001
Class I	0.96%	(1.21)%
Class S	0.65%	(1.50)%
Class ADV	0.43%	(1.73)%
Russell 1000® Growth Index(1)	5.26%	1.08	%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING American Century Select Portfolio against the Index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 922-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager’s views are subject to change at any time based on marked and other conditions.

Portfolio holdings are subject to change daily.

(1)        The Russell 1000® Growth Index is an index of common stocks designed to track performance of large capitalization companies with greater than average growth orientation.

(2)        Since inception performance of the index is shown from December 1, 2001.

ING AMERICAN CENTURY SMALL CAP VALUE PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Industry Allocation
as of December 31, 2005
(as a percent of net assets)

Retail	8.0%

Insurance	7.4%

Banks	6.2%

Equity Fund	4.9%

Software	4.8%

Federal Home Loan Bank	4.7%

Real Estate Investment Trust	4.7%

Oil & Gas	4.2%

Industries between 3.0%-4.0%(1)	13.6%

Industries between 2.0%-3.0%(2)	15.6%

Industries between 1.0%-2.0%(3)	16.6%

Industries equal to or less than 1.0%(4)	11.8%

Other Assets and Liabilities, Net*	(2.5)%

Total	100.0%

*	Includes securities lending collateral.

(1)	Includes 4 industries, which each represents 3.0%-4.0% of net assets.

(2)	Includes 7 industries, which each represents 2.0%-3.0% of net assets.

(3)	Includes 11 industries, which each represents 1.0%-2.0% of net assets.

(4)	Includes 21 industries, which each represents 1.0% or less of net assets.

Portfolio holdings are subject to change daily.

ING American Century Small Cap Value Portfolio (the “Portfolio”) seeks long-term capital growth. Income is a secondary objective. The Portfolio is managed by Benjamin Z. Giele, Vice President and Senior Portfolio Manager, and Kevin Laub, Vice President and Portfolio Manager, American Century Investment Management, Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2005, the Portfolio’s Class S Shares provided a total return of 7.85% compared to the Standard & Poor’s 600 Index, which returned 7.68% for the same period.

Portfolio Specifics: Equity investors faced numerous headwinds during 2005, a year marked by concern about the effects of soaring oil prices, destructive hurricanes and climbing interest rates on the economy and corporate profit growth. Volatility prevailed, and the three major stock market indices alternately moved higher only to surrender gains and fall back into troughs. Ultimately, the equities market demonstrated resilience, and stocks recorded solid gains for the year.

Strength in global demand combined with ramping oil prices, which reached a series of record highs during the period, helped underpin gains for companies across the energy sector, and our investments in this sector made the greatest contribution to performance during the fiscal year.

Energy equipment and services firms paced gains, and we held many that recorded powerful advances but were not represented in the index. Of those, several ranked among the Portfolio’s top-contributing names. One was Helmerich & Payne, a driller that works primarily in the United States and South America. Cal Dive International Inc., a service provider to offshore rigs, was another standout. Similarly, our stake in the oil and gas industry included numerous strong performers that were exclusive to the Portfolio, such as Western Gas Resources Inc., another top contributor.

The Portfolio’s stake in the industrials sector also augmented results, with aerospace and defense companies turning in the best finish. Effective selection in that group yielded the Portfolio’s top-contributing stock, United Defense Industries Inc., a leading producer of munitions and combat vehicles, including the Bradley Fighting Vehicle. During the period, the company was acquired at a premium by BAE Systems.

Investments in the information technology arena provided lift on an absolute basis and also gave the Portfolio its best finish against the benchmark, an outcome attributable almost entirely to effective security selection.

Though security selection was overwhelmingly positive, and our performance was solid on both absolute and relative bases, we nonetheless encountered some disappointments along the way. One was specialty retailer Pier 1 Imports, from the consumer discretionary area, the only sector-level detractor during the period. Despite aggressive pricing and advertising campaigns, the company reported disappointing sales, eventually recording losses amid tepid consumer response to new merchandising initiatives. It was the Portfolio’s top-detracting stock.

Current Strategy and Outlook: We remained true to our bottom-up approach that mandates evaluation of each stock individually and on its own merits. To meet our investment objective of providing long-term capital growth, with income as a secondary objective, we continue to seek out smaller, fundamentally sound companies that appear to be undervalued by the market.

Top Ten Holdings*
as of December 31, 2005
(as a percent of net assets)

Sybase, Inc.	2.1%

iShares Russell 2000 Value Index Fund	1.5%

iShares Russell 2000 Index Fund	1.2%

Cimarex Energy Co.	1.2%

Sensient Technologies Corp.	1.2%

iShares S&P SmallCap 600 Index Fund	1.1%

HCC Insurance Holdings, Inc.	1.1%

Bemis Co.	1.1%

Briggs & Stratton Corp.	1.1%

Perot Systems Corp.	1.1%

* Excludes short-term investments related to U.S. government securities and securities lending collateral.

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS’ REPORT	ING AMERICAN CENTURY SMALL CAP VALUE PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2005
	1 Year	Since Inception of Classes I, S, and ADV May 1, 2002
Class I	8.17%	10.83%
Class S	7.85%	10.56%
Class ADV	7.65%	10.28%
S&P SmallCap 600 Index(1)	7.68%	10.09%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING American Century Small Cap Value Portfolio against the Index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 922-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager’s views are subject to change at any time based on marked and other conditions.

Portfolio holdings are subject to change daily.

(1)        The S&P SmallCap 600 Index is a market-weighted index of 600 small-sized domestic stocks.

ING BARON SMALL CAP GROWTH PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Industry Allocation*

as of December 31, 2005

(as a percent of net assets)

*	Includes securities lending collateral.
(1)	Includes 3 industries, which each represents 2.0% - 3.0% of net assets.
(2)	Includes 9 industries, which each represents 1.0% - 2.0 of net assets.
(3)	Includes 11 industries, which each represents 1.0% of net assets.

Portfolio holdings are subject to change daily.

The ING Baron Small Cap Growth Portfolio (the “Portfolio”) seeks capital appreciation. The Portfolio is managed by Ronald Baron, Founder, Chief Executive Officer, Chief Investment Officer, Chairman, and Portfolio Manager, BAMCO, Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2005, the Portfolio’s Class S Shares provided a total return of 7.35% compared to the Russell 2000 Index, which returned 4.55% for the same period.

Portfolio Specifics: Sectors that had the most positive contribution over the one-year period include energy & energy services, apparel and real estate.

The energy & energy services industry made the largest contribution to the Portfolio’s gain. Record high gas and oil prices resulted in a very tight balance between supply and demand, which was exacerbated by an especially hot summer in the U.S. and Hurricanes Katrina and Rita.

The apparel industry also made a significant contribution, led by Carters, Inc. The company performed extremely well in 2005, driven by continued double digit revenue and earnings growth in its core baby clothes business and a strategic acquisition of struggling competitor Osh-Kosh this past summer. Together, the two businesses will represent the most recognized brands of children’s apparel in the U.S. and offer several avenues for continued market share gains. Throughout the year, Carter’s Inc. posted robust growth across all channels, mass, wholesale, and retail, and expanded operating margins to double digit levels.

Health services (insurance) and financial services (miscellaneous) were the worst performing industries in 2005. Amerigroup had the most negative impact on the Portfolio. Despite strong enrollment growth and significant new business wins, the stock declined 48% in 2005 when the company experienced higher than anticipated medical cost trends in several of its markets. Lower earnings, limited visibility into the causes, and questions over Amerigroup’s ability to return to its historically stable and predictable healthcare cost trends contributed to the stock’s sell off. We believe the opportunity for pure play Medicaid HMO’s like Amerigroup remains very large, and that their talented management team is taking proper steps to restore the company to its former growth and profitability. First Marblehead, a provider of outsourcing services for firms participating in the private student lending sector, had the second most negative impact on the Portfolio. First Marblehead came under significant pressure during 2005, as investors grew concerned about the sustainability of the firm’s relationships with several of its key financial sector clients. In addition, the firm’s CEO resigned and was replaced by the firm’s chief operating officer.

Current Strategy and Outlook: The Portfolio invests for the long-term in what we believe to be forward-looking, well-managed, fast-growing businesses. We believe the companies we own will continue to grow at very healthy and sustainable rates and we expect that their share prices will continue to reflect their attractive prospects.

Top Ten Holdings*
as of December 31, 2005
(as a percent of net assets)

Dick’s Sporting Goods, Inc.	2.1%

DeVry, Inc.	2.0%

Carter’s, Inc.	2.0%

California Pizza Kitchen, Inc.	1.8%

First Marblehead Corp.	1.8%

Shuffle Master, Inc.	1.8%

Jefferies Group, Inc.	1.8%

First Republic Bank	1.7%

International Securities Exchange, Inc.	1.7%

Select Comfort Corp.	1.7%

* Excludes short-term investments related to securities lending collateral.

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS’ REPORT	ING BARON SMALL CAP GROWTH PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2005
	1 Year	Since Inception of Classes I, S, and ADV May 1, 2002
Class I	7.64%	14.06%
Class S	7.35%	13.77%
Class ADV	7.07%	13.46%
Russell 2000® Index(1)	4.55%	9.19%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Baron Small Cap Growth Portfolio against the Index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 922-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager’s views are subject to change at any time based on marked and other conditions.

Portfolio holdings are subject to change daily.

(1)        The Russell 2000® Index is a broad-based unmanaged capitalization weighted index of small capitalization companies.

ING DAVIS VENTURE VALUE PORTFOLIO

(FORMERLY, ING SALOMON BROTHERS FUNDAMENTAL VALUE PORTFOLIO)	PORTFOLIO MANAGERS’ REPORT

Industry Allocation

as of December 31, 2005

(as a percent of total investments)

(1)	Includes industries, which each represents 2.0% of total investments.

Portfolio holdings are subject to change daily.

The ING Davis Venture Value Portfolio (formerly, ING Salomon Brothers Fundamental Value Portfolio, the “Portfolio”) seeks long-term growth of capital. The Portfolio is managed by Christopher C. Davis and Kenneth C. Feinberg, Portfolio Managers, Davis Selected Advisers, L.P. — the Sub-Adviser*.

Performance: For the year ended December 31, 2005, the Portfolio’s Class S Shares provided a total return of 3.89% compared to the Standard & Poors 500 Composite Stock Price® (“S&P 500”) Index, which returned 4.91% for the same period.

Portfolio Specifics: During the first ten months of 2005, the under performance against the former primary benchmark, the Russell 3000® Index, was due largely to an over weighting and adverse stock selection in the weak media industry and poor industry group allocation in health care sector, partially offset by an over weighting and favorable stock selection in the stong energy sector.

Thereafter, the Portfolio’s holdings in the financials sector were the largest contributors to performance. The Portfolio’s holdings in the energy, information technology, and financials sectors were the largest contributors to performance. Another factor that deserves comment concerns the performance of large-capitalization companies compared to their smaller capitalization counterparts. There are periods of time, often five years or more, when bigger companies outperform and there are times when the opposite is true. During 2005 after the management change, our stock selection increasingly favored larger companies where we felt there was greater value. This emphasis penalized performance over this reporting period.

During the end of October 2005, the Portfolio’s holdings in the energy sector were reduced to a neutral weight of the benchmark.

During the year ended December 31, 2005, the stock market, as measured by the S&P 500 Index, increased by 4.91%. U.S. economic activity, as measured by the inflation-adjusted gross domestic product (“GDP”), increased between 3.3% and 4.1% over each of the first three calendar quarters of the year. Interest rates, as measured by the 10-year Treasury bond, began 2005 at about 4.2%, ranged as low as 4.0% and ended 2005 at about 4.4%.

The Portfolio has made substantial investments in diversified financial companies, and, as a group, these were the most important contributors to performance. J.P. Morgan Chase, Moody’s, American Express, and Citigroup were all among the top 10 contributors to performance. The Portfolio also made substantial investments in insurance companies, and as a group, these companies were also important contributors to performance. American International Group was among the top 10 contributors to performance. Other companies among the top 10 contributors to performance included Golden West Financial, a thrift & mortgage finance company, and Tyco, a diversified industrial company.

No single market sector stands out as having harmed performance. The most important individual companies that detracted from performance were ConocoPhillips, an energy company, Comcast, a media company, Dell, a technology company, and Fifth Third Bank, a commercial bank.

The Portfolio had approximately 9% of its portfolio invested in foreign companies at December 31, 2005. As a group, the foreign companies owned by the Portfolio out-performed the S&P 500 Index over the period.

Current Strategy and Outlook: While we believe that a two month period is too short to provide meaningful insight into a Portfolio’s future long-term performance, we are building a portfolio which is quite different in composition from the S&P 500 Index. The Portfolio’s investment strategy is to perform extensive research to buy durable companies at a discount to their intrinsic values and hold them for the long-term.

Top Ten Holdings*
as of December 31, 2005
(as a percent of net assets)

Altria Group, Inc.	5.9%

American Express Co.	5.5%

American International Group, Inc.	5.0%

Tyco International Ltd.	3.9%

JPMorgan Chase & Co.	3.9%

Costco Wholesale Corp.	3.8%

Progressive Corp.	3.6%

Golden West Financial Corp.	3.5%

Wells Fargo & Co.	3.2%

Berkshire Hathaway, Inc., Class A	3.2%

* Excludes short-term investments related to U.S. government securities and securities lending collateral.

Portfolio holdings are subject to change daily.

*              The Portfolio changed sub-adviser to Davis Selected Advisers, L.P. effective October 31, 2005. Prior to this date, the Portfolio was managed by a different sub-adviser and had different principal investment strategies.

PORTFOLIO MANAGERS’ REPORT	ING DAVIS VENTURE VALUE PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2005
	1 Year	Since Inception of Classes I, S, and ADV December 10, 2001
Class I	4.10%	4.98%
Class S	3.89%	4.72%
Class ADV	3.62%	4.47%
S&P 500 Index(1)	4.91%	4.06	%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Davis Venture Value Portfolio against the Index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 922-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager’s views are subject to change at any time based on marked and other conditions.

Portfolio holdings are subject to change daily.

(1)        The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the U.S.

(2)        Since inception performance of the index is shown as of December 1, 2001.

ING FUNDAMENTAL RESEARCH PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Industry Allocation

as of December 31, 2005

(as a percent of total investments)

(1)	Includes 6 industries, which each represents 2.2% - 3.0% of total investments.
(2)	Includes 10 industries, which each represents 2.2% of total investments.

Portfolio holdings are subject to change daily.

The ING Fundamental Research Portfolio (the “Portfolio”) seeks to maximize total return through investments in a diversified portfolio of common stocks and securities convertible into common stock. The Portfolio is managed by Christopher Corapi, ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended December 31, 2005, the Portfolio’s Class S shares provided a total return of 5.71% compared to the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”), which returned 4.91% for the same period.

Portfolio Specifics: The Portfolio outperformed the S&P 500 Index over the course of the 2005 year due to strong stock selection in a few key sectors, namely information technology, energy and health care. The Portfolio’s relative performance was held back somewhat by its holdings in the materials and consumer discretionary sectors. Chris Corapi, a senior portfolio manager on the ING Fundamental Equity team, took over the reigns in May replacing a quantitative, enhanced index process with a fundamental, research-based strategy.

Within information technology, the Portfolio benefited from holding stocks such as Jabil Circuit, Business Objects, Activision and Qualcomm. Jabil is benefiting from the continuing industry trend towards outsourced manufacturing. Product designers, such as chip companies and packaged product makers HP and Cisco, are increasingly outsourcing their end product manufacturing to foundries and contract manufacturers like Jabil Circuit. Activision introduced a series of new video games consistent with the replacement cycle in the video game console arena. The Portfolio also benefited from owning Qualcomm; however, we sold the stock in November of 2005, believing the substantial licensing revenues the company enjoyed would soon be in jeopardy.

The Portfolio’s energy holdings performed well and confirmed our belief that the better business models, the more attractive valuations, and the strongest links to the strength in commodity prices were to be found in the equipment and services companies rather than in the large integrated players, such as Exxon and Chevron. Schlumberger and ENSCO International provide services and equipment to exploration and production companies and are benefiting from the upswing in capital spending in the sector, and they contributed positively to performance. Another important contributor to performance was our overweighting in independent exploration and production concerns, such as EOG Resources, XTO Energy and Plains Exploration & Production. These independent companies are more niche like and more likely to find oil and gas that they can sell at market prices vis a vis their larger competitors.

Within the materials sector, Dow Chemical and Alcoa detracted from performance, as the broader sector traded down. Investors believed the petrochemicals and raw materials profit cycle was reaching its conclusion, and that profit margins would begin to suffer due to higher oil prices that could not easily be passed through to the customer. Alcoa disappointed investors early in the year after their first quarter earnings came in below expectations. Many investors had bid up the shares in anticipation of a strong report.

Current Strategy and Outlook: Our current strategy is focused on companies with superior capital allocation, strong competitive position, and operations in industries with attractive outlooks. Key holdings, such as Jabil Circuit, Dresser Rand Group and Halliburton exhibit strong fundamentals, clear catalysts for market recognition and attractive valuations.

Halliburton continues to offer upside potential in the energy services space, even after performing strongly in 2005. We believe the stock may benefit greatly in 2006 if management spins off their engineering and construction subsidiary Kellogg, Brown & Root. More broadly, we like other energy services stocks based on our forecast for continued robust spending by producers and refiners on creating new production capacity to meet global demand. This bodes well for drillers like ENSCO, who provide contract drilling services to the oil and gas industry. ENSCO enjoys a strong competitive position due to its state of the art fleet of offshore drilling rigs.

Our technology holdings reflect our belief that the industry is in a maturation cycle and companies are looking to outsource low return-on-capital endeavors such as production and manufacturing. Contract manufacturers like Jabil Circuit and Taiwan Semiconductor continue to benefit from the growth in outsourcing and are well positioned to increase their already dominant market shares.

Top Ten Holdings*
as of December 31, 2005
(as a percent of net assets)

Citigroup, Inc.	4.0%

General Electric Co.	4.0%

Exxon Mobil Corp.	3.7%

Bank of America Corp.	2.8%

Wells Fargo & Co.	2.8%

Johnson & Johnson	2.7%

Microsoft Corp.	2.5%

Altria Group Inc.	2.4%

Medco Health Solutions, Inc.	2.3%

Oracle Corp.	2.2%

* Excludes short-term investments related to repurchase agreements.

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS’ REPORT	ING FUNDAMENTAL RESEARCH PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2005
	1 Year	Since Inception of Classes I, S, and ADV December 10, 2001
Class I	5.90%	3.32%
Class S	5.71%	3.10%
Class ADV	5.33%	2.83%
S&P 500 Index(1)	4.91%	4.06	%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Fundamental Research Portfolio against the Index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 922-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager’s views are subject to change at any time based on marked and other conditions.

Portfolio holdings are subject to change daily.

(1)        The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the U.S.

(2)        Since inception performance for the index is shown as of December 1, 2001.

ING GOLDMAN SACHS® CAPITAL GROWTH PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Industry Allocation
as of December 31, 2005
(as a percent of net assets)

Diversified Financial Services	12.0%

Media	10.2%

Software	9.8%

Telecommunications	8.2%

Retail	8.0%

Pharmaceuticals	6.7%

Healthcare-Products	6.5%

Oil & Gas	4.9%

Oil & Gas Services	4.8%

Beverages	4.6%

Industries between 3.0%-4.0%(1)	12.7%

Industries between 2.0%-3.0%(2)	10.9%

Industries less than 1.0%(3)	6.7%

Other Assets and Liabilities, Net*	(6.0)%

Total	100.0%

*	Includes securities lending collateral.

(1)	Includes 4 industries, which each represents 3.0%-4.0% of net assets.

(2)	Includes 6 industries, which each represents 1.0%-3.0% of net assets.

(3)	Includes industries, which each represents less than 1.0% of net assets.

Portfolio holdings are subject to change daily.

The ING Goldman Sachs Capital Growth Portfolio (the “Portfolio”) seeks long-term growth of capital. The Portfolio is managed by a team of investment professionals led by Herbert Elhers, Managing Director, Goldman Sachs Asset Management, L.P. — the Sub-Adviser.

Performance: For the year ended December 31, 2005, the Portfolio’s Class S shares provided a total return of 1.90% compared to the Standard & Poor’s Composite Stock Price (“S&P 500”) Index, which returned 4.91% for the same period.

Portfolio Specifics: The main source of the under performance for the year was adverse stock selection in the financials, industrials, and technology sectors.

During the 2005 year, Wal-Mart Stores Inc. reported that its earnings would fall short of analysts’ expectations. The company cited concerns about the impact of high oil prices on low-income consumers. Despite the recent weakness, we believe that Wal-Mart’s long-term growth will be supported by its U.S. grocery effort as it currently has a 12-14% market share. We believe that this figure may potentially be higher as the company increases its presence in this area. We also feel that Wal-Mart’s international business, which currently constitutes between 15-20% of sales, should proliferate and help the company sustain strong long-term growth.

At the beginning of November of 2005, Dell Inc. lowered its earnings guidance for its recently completed fiscal third quarter, driving its stock down. The reduced expectations for growth were attributed to restructuring and faulty computer component charges. Although Dell is in the midst of a turnaround, refocusing on profitability versus volume, we do not believe that its business model is broken. As Dell works through some of its near-term issues, we believe the market will realize that some of the problems facing Dell are transitional, and are not all secular in nature.

Despite being a detractor for the year, Federal Home Loan Mortgage Corporation (“Freddie Mac”) began a rally during the fourth quarter as the company announced a $2 billion stock buyback plan. We believe this indicates that Freddie Mac is focused on strengthening its business. The company currently holds an additional $4.8 billion in excess capital above the imposed capital surcharge. When Freddie Mac finalizes its updated financial report, we believe it should receive approval from its regulator, the Office of Federal Housing Enterprise Oversight (OFHEO), thereby increasing its financial flexibility. It is our belief that when this occurs, Freddie will use some of the excess capital to buy back stock more aggressively.

While the Energy sector demonstrated strength again this year, outperformance of the Portfolio’s energy holdings was driven by stock selection. Many energy companies’ earnings are directly linked to the price of oil. Schlumberger Ltd, however, is not in the business of buying or selling oil - it is in the business of testing to determine the presence of oil. With oil reserves becoming harder to find and the size of new discoveries shrinking, it is likely that more wells will need to be drilled in order to meet global oil demand. For Schlumberger, more wells translate into more testing services. While the exploration companies’ drilling efforts require large capital investments, we believe Schlumberger’s testing services are less capital intensive. Since it does not have much of a manufacturing base, Schlumberger’s return on capital has increased sharply.

The Portfolio’s ratings agencies, McGraw-Hill Companies, which owns Standard & Poor’s (“S&P”), and Moody’s Corp. performed well in during the year. These businesses meet our investment criteria as they operate in an industry environment that can be characterized as quasi-monopolistic or a “partnership-monopoly.” This is because most issuers tend to have at least two ratings, one from each agency. As a result, S&P and Moody’s rate approximately 90% of the debt issuance in the U.S. We believe their growth is sustainable because it is supported by favorable secular trends such as the globalization of capitalism, deregulation, and financial innovation.

Current Strategy and Outlook: We have pared the number of stocks in the Portfolio, reflecting the confidence we have in these companies and the potential for their shares to perform well as they are recognized by investors. In several instances, on both a stock and sector level, the Portfolio is meaningfully different from its benchmark, thus representing potential sources of strong relative returns. For example, we are underweight in Cyclicals, as most of these businesses do not typically meet our investment criteria because their revenues predominantly depend on the increasing price of an underlying commodity. We believe the holdings in the Portfolio are of the highest quality and are financially healthy, as evidenced by the fact that virtually all of these companies generate free cash flow.

Top Ten Holdings*
as of December 31, 2005
(as a percent of net assets)

Freddie Mac	5.5%

McGraw-Hill Cos, Inc.	4.5%

Microsoft Corp.	4.1%

PepsiCo, Inc.	3.6%

First Data Corp.	3.5%

Lowe’s Cos., Inc.	3.4%

Qualcomm, Inc.	3.2%

Schlumberger Ltd.	3.1%

Dell, Inc.	2.8%

Wal-Mart Stores, Inc.	2.5%

* Excludes short-term investments related to securities lending collateral.

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS’ REPORT	ING GOLDMAN SACHS® CAPITAL GROWTH PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2005
	1 Year	Since Inception of Classes I, S, and ADV December 10, 2001
Class I	2.17%	0.77%
Class S	1.90%	0.52%
Class ADV	1.69%	0.42%
Russell 1000® Growth Index(1)	5.26%	1.08	%(3)
S&P 500 Index(2)	4.91%	4.06	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Goldman Sachs® Capital Growth Portfolio against the Index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 922-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager’s views are subject to change at any time based on marked and other conditions.

Portfolio holdings are subject to change daily.

(1)        The Russell 1000® Growth Index is an index of common stocks designed to track performance of large capitalization companies with greater than average growth orientation.

(2)        The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the U.S.

(3)        Since inception performance for the indices is shown as of December 1, 2001.

ING GOLDMAN SACHS® CORE EQUITY PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Industry Allocation
as of December 31, 2005
(as a percent of net assets)

Oil & Gas	9.6%

Diversified Financial Services	8.4%

Pharmaceuticals	7.2%

Agriculture	6.7%

Insurance	6.2%

Media	5.8%

Miscellaneous Manufacturing	5.2%

Telecommunications	5.0%

Computers	4.9%

Banks	4.6%

Semiconductors	4.6%

Industries between 3.1%-4.0%(1)	17.9%

Industries between 1.0%-3.0%(2)	12.7%

Industries less than 1.0%(3)	4.3%

Other Assets and Liabilities, Net*	(3.1)%

Total	100.0%

*	Includes securities lending collateral.

(1)	Includes 5 industries, which each represents 3.1%-4.0% of net assets.

(2)	Includes 7 industries, which each represents 1.0%-3.0% of net assets.

(3)	Includes 12 industries, which each represents less than 1.0% of net assets.

Portfolio holdings are subject to change daily.

The ING Goldman Sachs Core Equity Portfolio (the “Portfolio”) seeks long-term growth of capital and dividend income. The Portfolio is managed by a team of investment professionals led by Melissa R. Brown, CFA, Managing Director and Senior Portfolio Manager, and Gary Chropuvka, CFA, Vice President and Head of Portfolio Implementation, Goldman Sachs Asset Management, L.P. — the Sub-Adviser.

Performance: For the year ended December 31, 2005, the Portfolio’s Class S shares provided a total return of 5.54% compared to the Standard & Poor’s 500 Composite Stock Price (“S&P 500”) Index, which returned 4.91% for the same period.

Portfolio Specifics: In managing the CORESM products, we do not take size or sector bets. We hope to add value versus each Portfolio’s respective index by individual stock selection. Our quantitative process seeks out stocks with good momentum that also appear to be good values. We prefer stocks about which fundamental research analysts are becoming more positive, and companies with strong profit margins, sustainable earnings, and that use their capital to enhance shareholder value. Over the long term, these factors have led to excess returns, and they are not highly correlated, which diversifies the Portfolio’s sources of returns.

The Portfolio outperformed the S&P 500 Index for the year ended December 31, 2005. Returns to the CORE investment themes were positive for the period. Momentum and Valuation were the biggest positive contributors to relative returns, as inexpensive companies with strong momentum characteristics outperformed their industry counterparts. Earnings Quality also contributed significantly, followed by Management Impact, Profitability, and Analyst Sentiment.

Stock selection was positive in six of the ten sectors for the year. The Portfolio’s holdings in the energy sector outperformed their peers in the benchmark the most. Holdings in the financials and information technology sectors also contributed positively to relative performance. Conversely, holdings in the consumer discretionary, and healthcare sectors detracted the most relative to the benchmark for the period.

In individual stocks, overweight positions in Burlington Resources Inc., Google Inc., and Sunoco Inc. were among the top contributors to the Portfolio’s relative performance. On the downside, overweights in Biogen Idec Inc. and Harman International Industries Inc. along with an underweight in eBay Inc. detracted the most from relative returns over the 2005 year.

Current Strategy and Outlook: Looking ahead, we continue to believe that cheaper stocks should outpace more expensive ones and good momentum stocks should do better than poor momentum stocks. We also prefer names about which fundamental research analysts are becoming more positive and companies that are profitable, have sustainable earnings and use their capital to enhance shareholder value. As such, we anticipate remaining fully invested and expect that the value we add over time will be due to stock selection, as opposed to sector or size allocations. The Goldman Sachs Core Equity Portfolio invests in a diversified portfolio of equity investments in U.S. issuers. The Portfolio is subject to market risk so that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions.

Top Ten Holdings*
as of December 31, 2005
(as a percent of net assets)

General Electric Co.	4.8%

Bank of America Corp.	3.3%

Johnson & Johnson	3.2%

Altria Group, Inc.	3.1%

JPMorgan Chase & Co.	3.0%

Amgen, Inc.	2.5%

Hewlett-Packard Co.	2.4%

Time Warner, Inc.	2.4%

Intel Corp.	2.3%

Pfizer, Inc.	2.3%

* Excludes short-term investments related to securities lending collateral.

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS’ REPORT	ING GOLDMAN SACHS® CORE EQUITY PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2005
	1 Year	Since Inception of Classes I, S, and ADV May 1, 2003
Class I	5.88%	16.24%
Class S	5.54%	15.87%
Class ADV	5.26%	15.34%
S&P 500 Index(1)	4.91%	14.29%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Goldman Sachs® Core Equity Portfolio against the Index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 922-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager’s views are subject to change at any time based on marked and other conditions.

Portfolio holdings are subject to change daily.

(1)        The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the U.S.

ING JPMORGAN FLEMING INTERNATIONAL PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Country Allocation

as of December 31, 2005

(as a percent of net assets)

Other Countries less than 1.3%(1)

*	Includes securities lending collateral.
(1)	Includes 5 countries, which each represents less than 1.3% of net assets.

Portfolio holdings are subject to change daily.

The ING JPMorgan Fleming International Portfolio (the “Portfolio”) seeks long-term growth of capital. The Portfolio is managed by a team of investment professionals led by Howard Williams, James Fisher and Tim Leask, J.P. Morgan Fleming Asset Management Limited (London) — the Sub-Adviser.

Performance: For the year ended December 31, 2005, the Portfolio’s Class I shares provided a total return of 9.95% compared to the Morgan Stanley Capital International Europe, Australasia and Far East (“MSCI EAFE®”) Index, which returned 14.02% for the same period.

Portfolio Specifics: Stock selection was the primary source of performance. At a regional level, our exposure to emerging markets contributed positively to performance, while Europe, especially the United Kingdom and an underweight in Japan detracted the most. From a sector perspective, stock selection in information technology and an under weighting in telecommunications aided returns the most, while consumer discretionary, financials and industrials detracted.

Mitsubishi Corp., the Japanese trading company, had a tremendous year, outperforming the local and international markets. The company benefited from the weakening yen, as have all the major exporters, and experienced strong cyclical trends across its major divisions. We continue to find shares attractively valued at current levels and believe that continued strong performance across the company’s Portfolio of businesses should drive earnings higher.

Companhia Vale do Rio Doce (CVRD), the Brazilian mining company, had another spectacular year as investors looked to participate in the commodity rally, buoyed by significant price rises in the iron ore market. We continue to believe that the company should benefit from ongoing Asian demand for iron ore and realize meaningful prices rises in 2006. Furthermore, CVRD continues to demonstrate a disciplined use of cash, has an attractive dividend yield and its shares remain at a sizeable discount to its global peers.

Holdings that detracted from performance, included Kingfisher, the European home-improvement retailer. The company was a disappointing performer following a profit warning earlier in the year, driven by significant deterioration in consumer spending in its core U.K. market. However, a meeting with management gave us more comfort with their strategy of focusing on improving returns in mature domestic markets and reinvesting cash flows in emerging geographies.

Global telecommunications company Vodafone was a disappointing performer in the period, as was most of the telecommunications sector. Investors focused on concerns about the company’s operations in Japan, which remain under pressure combined with increased competition in Europe. We continue to believe the company is focused on delivering of shareholder value, as demonstrated in recent moves to increase the dividend. We find the stock attractively valued at current levels.

Current Strategy and Outlook: We continue to believe that global gross domestic product (“GDP”) will grow in 2006, although at a slower pace than 2005. The ultimate level of U.S. economic expansion will be determined by the ability of the Federal Reserve to suppress inflation while simultaneously keeping consumer demand buoyant. Conflicting forces are at work with, for example, the benefit of lower gas prices being offset by early signs of a slowing housing market. Elsewhere, notably in the euro zone and Japan, modest GDP expansion is expected, driven for the latter by ongoing bottom-up corporate restructuring. We prefer these two markets over North America in our global mandates.

The outlook for global equity markets remains constructive. However, with risk appetite unusually high, equities may be vulnerable to any bad news that could emerge in the near term. Markets are certainly not expensive at current levels, though increasingly we see limited opportunities for broad-based upward earnings revisions. We remain focused on companies that we believe have meaningful scope for earnings upgrades and multiples expansion, as these businesses can differentiate themselves from the broader stock — market due to their outstanding growth characteristics.

Top Ten Holdings*
as of December 31, 2005
(as a percent of net assets)

Banks	19.8%

Oil & Gas	8.6%

Pharmaceuticals	8.2%

Telecommunications	6.0%

Building Materials	5.3%

Food	4.9%

Distribution/Wholesale	4.9%

Electronics	4.1%

Insurance	3.7%

Diversified Financial Services	2.9%

*	Excludes short-term investments related to securities lending collateral.

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS’ REPORT	ING JPMORGAN FLEMING INTERNATIONAL PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2005

	1 Year	5 Year	Since Inception of Class I November 28, 1997		Since Inception of Classes S, and ADV December 10, 2001
Class I	9.95%	0.27%	5.66%		—
Class S	9.79%	—	—		7.81%
Class ADV	9.42%	—	—		7.52%
MSCI EAFE® Index(1)	14.02%	4.79%	6.73	%(2)	12.62	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING JPMorgan Fleming International Portfolio against the Index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 922-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager’s views are subject to change at any time based on marked and other conditions.

Portfolio holdings are subject to change daily.

(1)        The MSCI EAFE® Index is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australia, and the Far East.

(2)        Since inception performance for the index is shown as of December 1, 1997.

(3)        Since inception performance for the index is shown as of December 1, 2001.

ING JPMORGAN MID CAP VALUE PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Industry Allocation
as of December 31, 2005
(as a percent of net assets)

Retail	9.8%

Insurance	9.1%

Banks	8.5%

Electric	7.0%

Chemicals	5.5%

Oil & Gas	5.2%

Telecommunications	4.2%

Media	4.0%

Miscellaneous Manufacturing	3.8%

Healthcare-Services	3.7%

Apparel	3.5%

Industries between 2.0%-3.0%(1)	9.6%

Industries between 1.6%-1.9%(2)	13.3%

Industries less than 1.6%(3)	13.6%

Other Assets and Liabilities, Net*	(0.8)%

Total	100.0%

*	Includes securities lending collateral.

(1)	Includes four industries, which each represents 2.0%-3.0% of net assets.

(2)	Includes eight industries, which each represents 1.6%-1.9% of net assets.

(3)	Includes 16 industries, which each represents less than 1.6% of net assets.

Portfolio holdings are subject to change daily.

The ING JPMorgan Mid Cap Value Portfolio (the “Portfolio”) seeks growth from capital appreciation. The Portfolio is managed by Jonathan K.L. Simon and Lawrence Playford, J.P. Morgan Investment Management Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2005, the Portfolio’s Class S shares provided a total return of 8.49% compared to the Russell MidCap® Value Index, which returned 12.65% for the same period.

Portfolio Specifics: U.S. equity market activity in 2005 was dominated by the outlook for interest rates, as economic data was intensely scrutinized to anticipate a pause in rate hikes by the Federal Open Market Committee (FOMC). Although there were headwinds, particularly a slowdown in growth and a rise in inflation following the hurricanes of late summer, the economy and continued strength in corporate profits generally supported equity gains in 2005.

The Portfolio underperformed the benchmark mostly due to overall stock selection in the consumer discretionary and materials sectors. Consumers were faced with the headwinds of higher interest rates, increasing winter heating costs and a softening U.S. housing market while many materials manufacturers encountered increased costs associated with higher energy prices.

At the individual stock level, IPC Holdings Ltd. and Gannett Co., Inc. were among the larger detractors to performance. IPC Holdings, a provider of property catastrophe reinsurance, announced significant insured losses from Hurricanes Katrina and Rita. Despite relatively stable operating results prior to the hurricanes, the storms negatively impacted the company’s third-quarter financial results. Gannett Co., a U.S.-based news and information company, experienced weaker revenues throughout the year as significantly lower political ad spending in its broadcasting segment and weaker ad demand in Britain pulled down results.

The Portfolio was positively impacted by overall stock selection in the industrials and consumer staples sectors. Burlington Resources, Inc. and Coventry Health Care Inc. were among the top individual contributors to performance. Burlington Resources, Inc. an energy exploration and production company, reported strong results throughout the year from higher energy prices, production growth and accelerated share repurchases. In addition the stock strengthened in December of 2005 as the company agreed to be acquired by ConocoPhillips. Coventry Health Care, a managed healthcare company, experienced accelerated earning growth in 2005 from improving margins and realized synergies from its acquisition of First Health Group Corporation.

Current Strategy and Outlook: We still expect U.S. growth to decelerate in early 2006 as further Federal Reserve tightening and a slowing housing market eventually impact consumer spending, but we are not forecasting a recession. The U.S. Treasury yield curve may invert and companies may become slightly more cautious in their spending, but the U.S. economy has repeatedly shown that it is likely to weather the bumps along the way to a non-inflationary expansion. We expect another positive but choppy year for U.S. equities in 2006, with returns likely in the high single digits. Valuation factors remain strongly in favor of equities and a range of indicators suggests that stocks are generally inexpensive, relative to both their history and to other asset classes.

We employ a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening, and proprietary fundamental analysis. Our aim is to identify and invest in undervalued companies that have the potential to grow their intrinsic values per share. Potential investments are subjected to rigorous financial analysis and a disciplined approach to valuation. The research process is designed to identify companies with predictable and durable business models deemed capable of achieving sustainable growth.

Top Ten Holdings*
as of December 31, 2005
(as a percent of net assets)

VF Corp.	2.5%

Assurant, Inc.	2.3%

Burlington Resources, Inc.	2.1%

M&T Bank Corp.	2.0%

Coventry Health Care, Inc.	2.0%

Devon Energy Corp.	1.9%

CenturyTel, Inc.	1.8%

Autozone, Inc.	1.8%

North Fork Bancorporation, Inc.	1.7%

Kinder Morgan, Inc.	1.7%

*	Excludes short-term investments related to U.S. government obligations and securities lending collateral.

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS’ REPORT	ING JPMORGAN MID CAP VALUE PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2005
	1 Year	Since Inception of Classes I, S, and ADV May 1, 2002
Class I	8.71%	13.41%
Class S	8.49%	13.14%
Class ADV	8.11%	12.84%
Russell Midcap® Value Index(1)	12.65%	13.91%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING JPMorgan Mid Cap Value Portfolio against the Index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 922-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager’s views are subject to change at any time based on marked and other conditions.

Portfolio holdings are subject to change daily.

(1)        The Russell Midcap® Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values.

ING MFS CAPITAL OPPORTUNITIES PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Industry Allocation

as of December 31, 2005

(as a percent of net assets)

*	Includes securities lending collateral.
(1)	Includes 7 industries, which each represents 2.0% - 3.0% of net assets.
(2)	Includes 15 industries, which each represents 1.0% of net assets.

Portfolio holdings are subject to change daily.

The ING MFS Capital Opportunities Portfolio (the “Portfolio”) seeks capital appreciation. The Portfolio is managed by Jeffrey C. Constantino, Vice President and Gregory W. Locraft, Senior Vice President, Portfolio Managers, Massachusetts Financial Services Company (“MFS”) — the Sub-Adviser.

Performance: For the year ended December 31, 2005, the Portfolio’s Class I shares provided a total return of 1.56%, compared to the Standard & Poor’s 500 Composite Stock Price (“S&P 500”) Index, which returned 4.91% for the same period.

Portfolio Specifics: Health care, retailing, and financial services were the Portfolio’s top contributing sectors over the 2005 reporting period. In health care, a combination of stock selection and an overweighted position in the sector boosted relative results. Our holdings in drug company MedImmune and our avoidance of poor-performing pharmaceutical giant Pfizer were among the Portfolio’s top contributors.

Although positive relative contribution from the retailing and financial services sectors resulted primarily from superior stock selection, no individual stocks within either sector were among the portfolio’s top contributors.

Several energy holdings helped relative performance during the 2005 year. These included our positions in drilling rig operator Global Santa Fe and oil and gas equipment manufacturer Cooper Cameron, neither of which are benchmark constituents. Devon Energy, offshore drilling company Noble Corp, and oilfield services provider BJ Services were also among the top contributors.

Other investments that added to the portfolio’s performance included our overweighted positions in software developer Compuware and cell phone manufacturer Nokia, which is not a benchmark constituent.

Relative to the portfolio’s benchmark, utilities & communications, technology, leisure, and basic materials were the portfolio’s weakest-contributing sectors over the 2005 year. In all four sectors, stock selection detracted from relative returns. In the utilities & communications sector, our overweighted positions in power producer Calpine and telecom services provider Verizon were among the portfolio’s top detractors for the 2005 year.

In technology, our holdings in network security software company Symantec, global telecom equipment maker Nortel Networks, which is not a benchmark constituent, and not holding strong-performing Apple Computer held back relative results.

A combination of stock selection and an overweighted position in the leisure sector dampened investment performance. Our holdings in advertising and marketing services company Interpublic Group and media giant Viacom detracted from relative returns.

In basic materials, our holdings in newsprint maker Bowater, which is not a benchmark constituent, held back returns.

Stocks in other sectors that negatively impacted performance included our overweighted positions in poor-performing health services provider Tenet Healthcare and manufacturing conglomerate Tyco International.

During the reporting period, our currency exposure was also a detractor from the portfolio’s relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and, as such, it is common for our portfolios to have different currency exposure than the benchmark.

Current Strategy and Outlook: Greg Locraft and Jeff Constantino, the new portfolio management team as of December 6, 2005, manage the portfolio as a flexible core investment portfolio utilizing growth, value and core positions in companies with market capitalizations greater than $1 billion. We take a bottom-up focus on winners and losers in industries rather than a macro economic or sector focus, leveraging the in-depth research work of the MFS global sector terms. We take a long term view and evaluate securities over a three year holding period with a preference for position concentration (50-100 names) and low turnover. Investments center on 3 types of opportunities:

Sustainable growth: seek companies with open ended growth opportunities

Contrarian value: focus on companies that are heavily out of favor trading below their intrinsic value

Growth at a reasonable price: own companies with very high barriers to entry trading at reasonable valuations.

Top Ten Holdings*
as of December 31, 2005
(as a percent of net assets)

Wyeth	3.8%

Johnson & Johnson	2.5%

Cisco Systems, Inc.	2.5%

JPMorgan Chase & Co.	2.1%

Owens-Illinois, Inc.	2.1%

Tyco International Ltd.	2.0%

Symantec Corp.	2.0%

Nortel Networks Corp.	2.0%

PNC Financial Services Group, Inc.	2.0%

Oracle Corp.	2.0%

* Excludes short-term investments related to securities lending collateral.

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS’ REPORT	ING MFS CAPITAL OPPORTUNITIES PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2005

	1 Year	5 Year	Since Inception of Class I November 28, 1997		Since Inception of Class S, and ADV December 10, 2001
Class I	1.56%	(5.05)%	4.16%		—
Class S	1.25%	—	—		0.28%
Class ADV	1.03%	—	—		0.03%
S&P 500 Index(1)	4.91%	0.54%	4.96	%(2)	4.06	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING MFS Capital Opportunities Portfolio against the Index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 922-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager’s views are subject to change at any time based on marked and other conditions.

Portfolio holdings are subject to change daily.

(1)   The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the U.S.

(2)   Since inception performance for the index is shown from December 1, 1997.

(3)   Since inception performance for the index is shown from December 1, 2001.

ING OPCAP BALANCED VALUE PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Industry Allocation
as of December 31, 2005
(as a percent of net assets)

Diversified Financial Services	21.8%

Insurance	9.9%

Pharmaceuticals	9.4%

Telecommunications	8.2%

Oil & Gas	7.2%

Retail	6.3%

Leisure Time	4.6%

Commercial Services	4.4%

Miscellaneous Manufacturing	3.8%

Biotechnology	3.5%

Internet	3.5%

Food	3.1%

Industries between 2.0%-3.0%(1)	7.5%

Industries less than 2.0%(2)	10.1%

Other Assets and Liabilities, Net*	(3.3)%

Total	100.0%

* Includes securities lending collateral. (1) Includes 3 industries, which each represents 2.0%-3.0% of net assets. (2) Includes 12 industries, which each represents 2.0% of net assets.

Portfolio holdings are subject to change daily.

The ING OpCap Balanced Value Portfolio (the “Portfolio”) seeks capital growth, and secondarily, investment income. The Portfolio is managed by Colin Glinsman, Managing Director and Chief Investment Officer, OpCap Advisors LLC — the Sub-Adviser.

Performance: For the year ended December 31, 2005, the Portfolio’s Class S Shares provided a total return of 2.70% compared to the Composite Index (60% Standard & Poor’s 500 Composite Stock Price® (“S&P”) Index/40% Lehman Brothers Intermediate Government/Credit Bond Index), which returned 4.21% for the same period.

Portfolio Specifics: After struggling to start the year in the face of rising energy prices and mixed economic signals, stocks posted modest gains in each of the last three quarters to end 2005 with returns in the mid-single digits. International equities outperformed domestic equities by a wide margin for the year. Japan, South Korea, and Canada were among the year’s best performing equity markets. Fundamental economic improvement in Europe and Japan, low global interest rates, and strong economic growth in Asia were major performance catalysts for the year.

Large-cap stocks generally outperformed small-caps for the first time in seven years while value stocks held on to their lead over growth with strong relative performance in the first quarter. Energy and utilities stocks were the best performers in 2005 while consumer discretionary and telecom stocks were the poorest performers for the year.

In the equity portion of the Portfolio, an overweighting and strong stock selection in the energy sector contributed to Portfolio performance for the year. In particular, a large position in ConocoPhillips and exposure to XTO Energy were key contributors. The Portfolio also benefited from strong stock selection in the consumer discretionary sector.

Conversely, stock selection in the consumer staples sector detracted from Portfolio performance. A large position in Wal-Mart underperformed as the company suffered earnings weakness as high oil prices cut into the lower-end of consumer demand. The stock has since been sold from the Portfolio.

In addition, our underweighting in utilities was a detractor, but we believe this positioning will bolster the Portfolio going forward as higher interest rates begin to dampen investors’ reach for yield in the dividend-paying utility sector.

The fixed income portion of the Portfolio consisted of corporate bonds with maturities less than ten years. A shorter than index duration was maintained during the year, which accounted for the fixed income portion outperforming its benchmark, the Lehman Brothers Intermediate Government/Credit Bond Index. Bonds struggled during 2005 as the Federal Reserve (“Fed”) remained committed to raising rates in order to stave off future inflation. This impacted the bond market, particularly in the five year part of the yield curve, where the portfolio was underweighted. Looking down the road, we perceive the Fed will be near the end of its tightening cycle sometime in 2006 which could have implications for a shift in the yield curve towards a more normal positive slope.

Current Strategy and Outlook: Our positive expectations for Japan continue to materialize, with recent developments reaffirming the country’s commitment to economic reform and recovery. Job growth, consumer spending and price stability are improving, providing a favorable backdrop for Japan to emerge from its 15 years of economic stagnation.

In Europe, we believe labor reforms will progress regardless of politics, enabling regional economic potential to be better realized. The lower euro should continue to provide a tail-wind for the European export sector and help corporate earnings accelerate further.

Currency movements in 2005 were mostly dictated by interest-rate moves in the U.S. Given the likely rise in European interest rates and end to U.S. tightening, we think the euro will probably strengthen versus the dollar in 2006, as well as versus the pound and yen.

In the U.S., economic fundamentals, corporate profitability and equity valuations remain favorable heading into 2006. The Portfolio remains invested in attractively valued stocks that are poised to benefit from a relatively stable interest rate environment and a continuation of a multi-year expansionary period.

Top Ten Holdings*
as of December 31, 2005
(as a percent of net assets)

Pfizer, Inc.	4.9%

Citigroup, Inc.	4.8%

Royal Caribbean Cruises Ltd.	4.6%

Countrywide Financial Corp.	3.8%

Hartford Financial Services Group, Inc.	3.7%

Cisco Systems, Inc.	3.6%

Biogen Idec, Inc.	3.5%

Eaton Corp.	3.3%

Capital One Financial Corp.	3.0%

ConocoPhillips	2.9%

* Excludes short-term investments related to securities lending collateral and U.S. Government Obligations.

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS’ REPORT	ING OPCAP BALANCED VALUE PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2005

	1 Year	Since Inception of Classes I, S, and ADV December 10, 2001
Class I	2.98%	3.75%
Class S	2.70%	3.48%
Class ADV	2.46%	3.23%
S&P 500 Index(1)	4.91%	4.06	%(4)
Lehman Bros. Int. Govt/Credit Bond Index(2)	1.58%	4.41	%(4)
60% S&P 500/40% Lehman Bros. Intermediate Government/Credit Bond Composite(3)	3.58%	4.20	%(4)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING OpCap Balanced Value Portfolio against the Indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 922-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager’s views are subject to change at any time based on marked and other conditions.

Portfolio holdings are subject to change daily.

(1) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the U.S.

(2) The Lehman Brothers Intermediate Government/Credit Bond Index is an unmanaged index composed of securities including U.S. Government Treasury and agency securities.

(3) The 60% S&P 500/40% Lehman Brothers Intermediate Government/Credit Bond Composite is a benchmark consisting of a mix of 60% of an unmanaged stock index (the S&P 500) and 40% of an unmanaged bond index (Lehman Bros. Gov’t Credit Bond Index).

(4) Since inception performance for the indices is shown from December 1, 2001.

ING OPPENHEIMER GLOBAL PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Country Allocation

as of December 31, 2005

(as a percent of net assets)

* Includes securities leading collateral.
(1) Includes 4 countries, which each represents 2.0% - 3.0% of net assets.
(2) Includes 15 countries, which each represents less than 2.0% of net assets.

Portfolio holdings are subject to change daily.

The ING Oppenheimer Global Portfolio (the “Portfolio”) seeks capital appreciation. The Portfolio is managed by William L. Wilby, Senior Vice President and Senior Investment Officer, Director of Equities, and Rajeev Bhaman, Vice President, OppenheimerFunds, Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2005, the Portfolio’s Class S shares provided a total return of 13.27% compared to the Morgan Stanley Capital International (“MSCI”) All Country World® Index, which returned 11.37% for the same period.

Portfolio Specifics: It is important to bear in mind that a discussion of the stocks that added to or detracted from performance is merely meant to illustrate our investment approach rather than suggest any attempt to make a country, sector or thematic bet. With that logic in mind, the Portfolio actually benefited from quite a few of its holdings, mostly for company-specific reasons. Hyundai Heavy Industries, the world’s largest shipbuilder, was one of the Portfolio’s best performing stocks. A long-term holding for us, we bought the stock on the belief that the average tanker age was high and the move toward double-hulled tankers would create a demand for new ship construction. The stock was very reasonably priced due to some concerns over their ownership of non-core businesses, among other things. Those issues have now been resolved and the stock more than doubled during the reporting period.

Against the benchmark, stock selection was particularly favorable in the U.S. This was partially offset by adverse selection in the United Kingdom and Japan. Exposure to emerging markets added materially to performance.

Another winner for the Portfolio was AMD, whose new dual core processor chip achieved significant traction in the server market ahead of Intel’s competitive offering. The market’s skepticism of AMD’s competitive position turned to acceptance over the period helping the stock’s rise.

Otherwise, two of the Portfolio’s energy stocks – Husky Energy, Inc. and Transocean, Inc. – an oil reserves company and driller, respectively, helped fuel performance due to the rising cost of oil and natural gas.

On balance, a few of the Portfolio’s stocks hindered returns during the reporting period, including JDS Uniphase Corp., an optical components company. We had bought this stock in previous years believing that there was a significant opportunity for a turnaround and that the risk was reflected in its stock price. However, the turnaround never materialized and we have since sold the stock. Another negative contributor was Vodafone. As one of our largest holdings Vodafone has yet to deliver performance in line with our expectations. A slow market in Europe coupled with greater than expected expenditure in Japan and a realized tax change all contributed to hurt expected results. A lengthening of the sales cycle in video conferencing technology led to earnings disappointments at Tandberg, one of our poorest performers. We believe the technology has merit, which will allow for adoption in the coming year. Our holdings in International Game Technology, the world’s largest manufacturer of casino gaming machines, also disappointed. The company’s earnings growth did not meet investors’ expectations and consequently, its stock price fell. However, we believe the long-term prospects remain strong, the company is a leader in its industry and its stock is reasonably priced. Therefore, we added modestly to the stock on its weakness.

Current Strategy and Outlook: Our investment themes of Mass Affluence, New Technologies, Restructuring and Aging (“MANTRA”) provide a number of well-stocked pools in which to fish. The luxury goods industry is a business that fits into our mass affluence theme which we see as offering long-term growth opportunities. This is especially true in the Far East where we’re seeing substantial economic growth and where people are very fashion conscious. To that end, we own shares in LVMH Moet Hennessey Louis Vuitton, the spirits and fine leather goods firm. We like this company because it offers leading brands in each of its categories, including one of the world’s most important champagne houses (the company owns Dom Perignon).

We are also finding very good opportunities in Health Care including in Pharmaceuticals. New drugs to treat unmet needs in cancer and diabetes, vaccines to prevent flu and new antibiotics should drive higher than average profits growth in this industry for the foreseeable future.

Top Ten Industries*
as of December 31, 2005
(as a percent of net assets)

Telecommunications	10.8%

Pharmaceuticals	8.2%

Banks	7.2%

Oil & Gas	6.7%

Software	6.1%

Semiconductors	5.3%

Insurance	4.4%

Aerospace/Defense	4.3%

Media	4.3%

Diversified Financial Services	3.7%

* Excludes short-term investments related to U.S. government securities and securities lending collateral.

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS’ REPORT	ING OPPENHEIMER GLOBAL PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2005

	1 Year	Since Inception of Classes I, S, and ADV May 1, 2002
Class I	13.57%	11.08%
Class S	13.27%	10.46%
Class ADV	13.07%	10.22%
MSCI All Country World IndexSM(1)	11.37%	9.93%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Oppenheimer Global Portfolio against the Index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 922-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager’s views are subject to change at any time based on marked and other conditions.

Portfolio holdings are subject to change daily.

(1) The MSCI All Country World IndexSM is a broad-based unmanaged index comprised of equity securities in countries around the world, including the United States, other developed countries and emerging markets.

ING OPPENHEIMER STRATEGIC INCOME PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Investment Types
as of December 31, 2005
(as a percent of net assets)

Other Bonds	29.6%

Corp Bonds Notes	28.8%

U.S. Government Agency Obligations	24.6%

Equity-Linked Securities	7.9%

U.S. Treasury Obligations	4.9%

Common Stock	2.3%

Asset-Backed Securities	1.9%

Collateralized Mortgage Obligations	1.6%

Preferred Stock	0.3%

Other Assets and Liabilities*	(1.9)%

Total	100.0%

* Includes securities lending collateral and less than 1/2% of convertible bonds.

Portfolio holdings are subject to change daily.

The ING Oppenheimer Strategic Income Portfolio (the “Portfolio”) seeks a high level of current income principally derived from interest on debt securities. The Portfolio is managed by Arthur P. Steinmetz, Vice President and Senior Portfolio Manager, OppenheimerFunds, Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2005, the Portfolio’s Class S shares provided a total return of 0.84% compared to the Lehman Brothers Aggregate Bond Index, which returned 2.43% for the same period.

Portfolio Specifics: During the reporting period, the U.S. Federal Reserve Board continued to raise the overnight Federal Funds Rate, driving it from 2.25% to 4.25%. However, contrary to historical norms, longer term bond yields remained remarkably resilient, ending the reporting period close to where they began. In addition, bond prices were supported by investors’ low inflation expectations and robust demand from overseas investors, including central banks in Asia.

Unlike the United States, interest rates in most international markets remained in a relatively narrow range, and the Portfolio’s international holdings were influenced mainly by changes in currency exchange rates. After appreciating against the U.S. dollar through most of 2004, the euro and yen weakened during 2005. The yield advantage offered by U.S. Treasury securities over government bonds in Europe and Japan caused foreign capital to flow into the U.S. financial markets. Consequently, bonds from developed markets lost a modest amount of value in U.S. dollar terms. Conversely, higher yields and improving credit characteristics in the emerging markets helped attract investment capital, supporting local currencies relative to the U.S. dollar. Therefore, emerging-market bonds performed quite well for U.S. investors.

During the spring of 2005, we shifted the Portfolio’s emphasis in its international portfolio from bonds of developed nations to the emerging markets. We focused on unhedged positions in countries where we expected fiscal improvements to attract more investment capital. Despite a mildly underweighted position, the Portfolio also achieved relatively strong results through its investments in U.S. dollar-denominated bonds from the emerging markets.

We maintained relatively light exposure to the high yield corporate bond market due to historically narrow yield differences between high yield securities and U.S. Treasuries. The Portfolio added value through our emphasis on higher quality securities from issuers with strong cash flows, such as cell tower operators and energy companies.

Finally, we maintained a generally neutral posture with regard to U.S. government securities. We set the Portfolio’s average duration in a range we considered to be in line with industry averages, and we placed a modest emphasis on mortgage-backed securities that we believed would be less sensitive to prepayment risks. This strategy enabled the Portfolio to capture higher yields while effectively managing the risks of higher short-term interest rates.

Current Strategy and Outlook: When the Federal Reserve raised interest rates in mid-December 2005, the language in its accompanying statement indicated that it may be approaching the end of the current credit-tightening cycle. While this could prove to be a positive influence on U.S. government securities and high yield corporate bonds, rich valuations and unexpected changes in the rate of economic growth could forestall potential rallies.

In international markets, we have maintained the Portfolio’s emphasis on nations, such as Brazil and Turkey, where falling interest rates and lower inflation may create further opportunities. In contrast, interest rates are already low in Europe and Japan, leaving little room for further cuts.

As always, we intend to monitor economic and market developments, and to adjust our strategies accordingly.

Top Ten Industries*
as of December 31, 2005
(as a percent of net assets)

Foreign Government Bonds	28.7%

Federal National Mortgage Association	11.2%

Sovereign	7.9%

Federal Home Loan Bank	7.8%

Diversified Financial Services	7.2%

Federal Home Loan Mortgage Corporation	3.7%

Treasury Bill	3.5%

Telecommunications	2.8%

Media	2.4%

Oil & Gas	2.3%

* Excludes short-term investments related to securities lending collateral.

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS’ REPORT	ING OPPENHEIMER STRATEGIC INCOME PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2005

	1 Year	Since Inception of Classes I, S, and ADV November 8, 2004
Class I	1.09%	2.17%
Class S	0.84%	1.84%
Class ADV	0.61%	1.63%
Lehman Brothers Aggregate Bond Index(1)	2.43%	2.18	%(3)
S&P/Citigroup World Government Bond Index(2)	(6.88)%	(1.60	)%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Oppenheimer Strategic Income Portfolio against the Indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 922-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager’s views are subject to change at any time based on marked and other conditions.

Portfolio holdings are subject to change daily.

(1) The Lehman Brothers Aggregate Bond Index in an unmanaged index composed of securities from the Lehman Brothers Intermediate Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset Backed Securities Index including securities that are investment-grade quality or better and have at least one year to maturity.

(2) The S&P/Citigroup World Government Bond Index is an unmanaged index of bonds from 14 world government bond markets with maturities of at least one year.

(3) Since inception performance for the indices is shown from November 1, 2004.

ING PIMCO TOTAL RETURN PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Investment Types
as of December 31, 2005
(as a percent of net assets)

U.S. Government Agency Obligations	67.6%

Commercial Paper	18.0%

U.S. Treasury Obligations	15.7%

Other Bonds	12.6%

Collateralized Mortgage Obligations	10.8%

Asset-Backed Securities	2.5%

Municipals	2.1%

Corporate/Bonds Notes	1.6%

Options	0.1%

Preferred Stock	0.1%

Other Assets and Liabilities*	(31.0)%

Total	100.0%

* Includes securities lending collateral.

Portfolio holdings are subject to change daily.

The ING PIMCO Total Return Portfolio (the “Portfolio”) seeks maximum total return, consistent with capital preservation and prudent investment management. The Portfolio is managed by Pasi Hamalainen, Managing Director and Portfolio Manager, Pacific Investment Management Company LLC — the Sub-Adviser.

Performance: For year ended December 31, 2005, the Portfolio’s Class S Shares provided a total return of 2.08% compared to the Lehman Brothers Aggregate Bond Index, which returned 2.43% for the same period.

Portfolio Specifics: Bonds gained ground in 2005, leaning against the headwinds of 200 basis points of Federal Reserve (“Fed”) tightening and concern that higher energy prices would fuel inflation. The Lehman Brothers Aggregate Bond Index, a widely used index of high-grade U.S. bonds, returned 2.43% for the year. The benchmark ten-year U.S. Treasury yield ended the quarter at 4.40%, 17 basis points higher than at the start of the year. Bond markets were dominated during 2005 by speculation about the pace and duration of the Fed’s tightening cycle. The U.S. central bank raised the federal funds rate in 25 basis point increments at each of its eight meetings during the year, including twice during the final quarter to 4.25%.

Broad diversification helped returns for all of 2005 amid a challenging environment for bonds. Above-index duration detracted from performance as interest rates rose during the year. An overweight to shorter maturities hurt returns, as the yield curve continued to flatten as short rates rose. Mortgage security selection helped returns, which offset the negative impact of a sector overweight, as mortgages lagged like-duration Treasuries. An underweight to corporates was positive, as they trailed U.S. Treasuries as credit premiums widened. Most government bond markets outside the U.S. outperformed Treasuries for all of 2005, as economic growth was generally slower and rate increases milder outside the U.S. Emerging market bonds, the best performing fixed income sector for the year, helped performance, as investors continued to be drawn to their improving credit fundamentals. Treasury inflation protected securities modestly outpaced like-duration nominals for the full year, however, supported by high consumer price index accruals. Municipal securities helped returns, as they usually outperform as interest rates rise.

Current Strategy and Outlook: We believe the U.S. economy should grow more slowly over the next year as the housing market cools and consumer spending grows more in line with incomes. The Fed should stop tightening early in 2006; yields on 1-5 year Treasuries may fall as much as 100 basis points this year as markets anticipate the start of Fed easing. Inflation should be well contained, as commodity prices are moderating after their post-Katrina rally, with little pass-through of higher energy prices into core U.S. inflation. More importantly, the long-run economic trend of an expanding global labor supply (in China, India and Brazil, for example) will put downward pressure on the price of labor, making a wage-induced boost in inflation highly unlikely. The PIMCO Total Return Portfolio will continue to take moderate risks across a variety of strategies that are expected to add value in a slowing U.S. economy. Exposures will focus mainly on the U.S., where we see better value at present.

Top Ten Industries*
as of December 31, 2005
(as a percent of net assets)

Federal National Mortgage Association	60.9%

Commercial Paper	18.0%

Foreign Government Bonds	12.6%

U.S. Treasury Note	8.6%

Whole Loan Collateral CMO	8.2%

Federal Home Loan Mortgage Corporation	6.8%

U.S. Treasury Bond	5.6%

Municipal	2.1%

Agency Collateral CMO	2.0%

Home Equity Asset Backed Securities	1.8%

* Excludes short-term investments related to securities lending collateral.

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS’ REPORT	ING PIMCO TOTAL RETURN PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2005
	1 Year	Since Inception of Classes I, S, and ADV May 1, 2002
Class I	2.36%	5.31%
Class S	2.08%	5.04%
Class ADV	1.80%	4.78%
Lehman Brothers Aggregate Bond Index(1)	2.43%	5.15%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING PIMCO Total Return Portfolio against the Index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 922-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager’s views are subject to change at any time based on marked and other conditions.

Portfolio holdings are subject to change daily.

(1) The Lehman Brothers Aggregate Bond Index is an unmanaged index composed of securities from the Lehman Brothers Intermediate Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset Backed Securities Index including securities that are investment-grade quality or better and have at least one year to maturity.

ING SALOMON BROTHERS AGGRESSIVE GROWTH PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Industry Allocation

as of December 31, 2005

(as a percent of net assets)

* Includes securities leading collateral.
(1) Includes 4 industries, which each represents 2.0% of net assets.

Portfolio holdings are subject to change daily.

The ING Salomon Brothers Aggressive Growth Portfolio (the “Portfolio”) seeks long-term growth of capital. The Portfolio is managed by a team of individuals led by Richie Freeman, Managing Director and Portfolio Manager, Salomon Brothers Asset Management Inc – the Sub-Adviser.

Performance: For the year ended December 31, 2005, the Portfolio’s Class I Shares provided a total return of 11.44% compared to the Russell 3000® Growth Index and the Standard & Poor’s 500 Composite Stock Price (“S&P”) Index, which returned 5.17% and 4.91%, respectively, for the same period.

Portfolio Specifics: After a lackluster start to 2005, we saw the market’s mood switch dramatically in April, as investors reached levels of pessimism we had not seen for sometime. These rarely seen extreme levels of bearish sentiment often foreshadow a market recovery and we viewed the shift as a very positive sign for the markets. Following the April lows, the market experienced a healthy rally in the second quarter, but gave back a portion of those gains as investors grew increasingly negative again. By the end of the third quarter, another wave of troubling headlines including the Gulf Coast hurricanes and continued rising short-term interest rates contributed to investor unease. However, we remained bullish. Again, the market rallied strongly in late October and continued on an upswing as several major equity indices reached or neared multi-year highs before they started to plateau to close out the year.

Both stock selection and sector allocation contributed positively to relative Portfolio performance for the year, with sector allocation accounting for the majority of outperformance. Energy stocks were clearly the biggest winners for the past year, buoyed by crude oil’s temporary spike to over $70 per barrel in the wake of Hurricanes Katrina and Rita. The Portfolio’s overweight position in energy, with a focus on oil production services and equipment stocks, was the leading contributor to relative performance. Despite an underweight position in information technology (“IT”), the sector also made a meaningful contribution to performance. It was those IT companies that were able to meet and exceed expectations while building strong franchises and solid balance sheets that were most heavily rewarded. We continue to think that stock selection within the IT sector is vital and we look for those companies which are entering secular, long-term periods of earnings growth.

The Portfolio’s overweight position in health care, with a concentration in biotechnology and biopharmaceuticals, along with a significant holding in the managed care industry, had a positive absolute return but detracted from relative performance. Biotechnology is not a new area for us but we believe the biotech industry in general will remain an important driver of growth going forward and we continue to look for investments in selected areas, such as targeted oncology. While our financial sector holdings contributed significantly to relative Portfolio performance for the year, holdings in the consumer discretionary sector, especially our cable TV holdings, and industrials sector stocks detracted from relative performance.

Current Strategy and Outlook: At December 31, 2005, the Portfolio remained overweight in healthcare, energy, financials and consumer discretionary, with underweights in industrials, information technology and telecommunications services and no significant holdings in consumer staples, materials or utilities. The Portfolio’s top ten holdings were Weatherford International Ltd., UnitedHealth Group Inc., Amgen Inc., Anadarko Petroleum Corp., Forest Laboratories, Inc., Comcast Corp., Lehman Brothers Holdings Inc., Merrill Lynch & Co., Inc., Chiron Corp. and Genzyme Corp.

Our outlook remains very optimistic. With the economy showing signs of slowing, we believe the Federal Reserve Board will likely end its tightening cycle sooner rather than later. We also see a significant amount of liquidity that is likely to find its way into equities and help drive the next bull market. We’ve already seen a lot of consolidation and stock buyback activity in 2005, both positive signs for the market in our opinion, which we think will accelerate in 2006.

While our focus is always on the stocks we own and those candidates we think might make appropriate holdings, regardless of the market conditions, we think the wind has been at the market’s side for the past few years but could actually be at its back in the new year.

Top Ten Holdings*
as of December 31, 2005
(as a percent of net assets)

Lehman Brothers Holdings, Inc.	6.1%

UnitedHealth Group, Inc.	6.1%

Anadarko Petroleum Corp.	5.4%

Amgen, Inc.	5.3%

Genzyme Corp.	4.9%

Weatherford International Ltd.	4.7%

Forest Laboratories, Inc.	4.2%

Merrill Lynch & Co., Inc.	3.9%

Chiron Corp.	3.8%

Comcast Corp.	3.3%

* Excludes short-term investments related to securities lending collateral.

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS’ REPORT	ING SALOMON BROTHERS AGGRESSIVE GROWTH PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2005

	1 Year	5 Year	Since Inception of Class I November 28, 1997		Since Inception of Classes S, and ADV December 10, 2001
Class I	11.44%	(3.95)%	1.48%		—
Class S	11.17%	—	—		1.75%
Class ADV	10.90%	—	—		1.49%
Russell 3000® Growth Index(1)	5.17%	(3.15)%	2.35	%(3)	1.47	%(4)
S&P 500 Index(2)	4.91%	0.54%	4.96	%(3)	4.06	%(4)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Salomon Brothers Aggressive Growth Portfolio against the Indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 922-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager’s views are subject to change at any time based on marked and other conditions.

Portfolio holdings are subject to change daily.

(1) The Russell 3000® Growth Index measures the performance of the 3000 largest U.S. companies based on total market capitalization, which represent approximately 98% of the U.S. equity market.

(2) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the U.S.

(3) Since inception performance for the indices is shown from December 1, 1997.

(4) Since inception performance for the indices is shown from December 1, 2001.

ING SALOMON BROTHERS LARGE CAP GROWTH PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Industry Allocation

as of December 31, 2005

(as a percent of total investments)

(1) Includes 4 industries, which each represents less than 3.0% of total investments.

Portfolio holdings are subject to change daily.

The ING Salomon Brothers Large Cap Growth Portfolio (the “Portfolio”) seeks long-term capital appreciation. The Portfolio is managed by a team of individuals led by Alan Blake, Managing Director and Senior Portfolio Manager, Salomon Brothers Asset Management Inc. – the Sub-Adviser.

Performance: For the year ended December 31, 2005, the Portfolio’s Class S Shares provided a total return of 5.02% compared to the Standard & Poor’s 500 Composite Stock Price (“S&P”) Index and the Russell 1000® Growth Index, which returned 4.91% and 5.26%, respectively, for the same period.

Portfolio Specifics: Looking back at 2005, after early weakness through the first quarter, the markets improved during the summer on the back of good economic data, positive corporate profits and lower oil prices, only to sell-off sharply early in the fall as investors were hit with the uncertainty surrounding Hurricanes Katrina and Rita and the pending challenges of rebuilding. Showing considerable resilience, a year-end rally led by strong earnings and weaker oil prices began in late October and produced positive full-year returns for almost all major equity indexes. High quality companies (small, medium and large) have led this rally and we expect this trend to continue into 2006. Also of note, we have begun to see the resurgence of interest in growth stocks in what has been a decidedly value-oriented market over the last 4-5 years. Investors have shown interest in companies that can generate consistent earnings-per-share (EPS) growth and organic revenue growth, as opposed to reliance on broad moves in the economy. Furthermore, many years of cost cutting have allowed leadership companies to operate near peak margins while allowing more revenue to drop to the bottom line.

Over the last 12 months, the markets traded in one of the tightest ranges of the last 15 years, making stock selection paramount to performance in managing a concentrated, low-turnover portfolio. We believe this will continue to be the case in the coming year. The markets are also trading at 9-year lows on a price-to-earnings basis even though interest rates and inflation remain benign. It is our belief that given this scenario, the market can support significantly higher multiples for true growth companies. Those leading companies that have been able to expand market share, return capital to shareholders (in the form of buybacks and dividend increases), while still investing significant free cash flows into growth strategies, we find very attractive.

For the year, the effect of sector allocation on relative performance was negative, but the impact of stock selection was positive. The information technology and consumer staples sectors made the biggest contributions to relative performance followed by the health care and financials sectors. Leading detractors from relative performance were the energy, consumer discretionary and industrials sectors. Top stock contributors to performance included Genentech Inc., Gillette, Red Hat Inc., Texas Instruments Inc. and Amgen Inc, while top detractors included Biogen Idec Inc., Dell Inc., Time Warner Inc., Juniper Networks Inc. and Lucent Technologies Inc.

Current Strategy and Outlook: At December 31, 2005, the Portfolio remained overweight in the consumer discretionary, health care, information technology and financials sectors, and was underweight in the industrials and consumer staples sectors, with no significant holdings in the energy, utilities, telecommunications services or materials sectors. The Portfolio’s top ten holdings at the end of the period were Amazon.com Inc., Genentech Inc., Amgen Inc., Texas Instruments Inc., Merrill Lynch & Co. Inc., Motorola Inc., Procter & Gamble Co. (which acquired existing Portfolio holding Gillette in the fourth quarter), Time Warner Inc., Home Depot Inc., and Biogen Idec Inc.

Looking ahead, our goal remains to build the highest quality portfolio of companies with strong long-term growth prospects in our favored sectors.

Top Ten Holdings
as of December 31, 2005
(as a percent of net assets)

Amazon.com, Inc.	6.3%

Genentech, Inc.	6.2%

Amgen, Inc.	5.3%

Texas Instruments, Inc.	4.3%

Merrill Lynch & Co., Inc.	4.2%

Motorola, Inc.	3.8%

Procter & Gamble Co.	3.8%

Time Warner, Inc.	3.5%

Home Depot, Inc.	3.4%

Biogen Idec, Inc.	3.0%

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS’ REPORT	ING SALOMON BROTHERS LARGE CAP GROWTH PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2005

	1 Year	Since Inception of Classes I, S, and ADV May 1, 2003
Class I	5.24%	12.30%
Class S	5.02%	12.02%
Class ADV	4.69%	11.75%
Russell 1000® Growth Index(1)	5.26%	12.42%
S&P 500 Index(2)	4.91%	14.29%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Salomon Brothers Large cap Growth Portfolio against the Index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 922-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager’s views are subject to change at any time based on marked and other conditions.

Portfolio holdings are subject to change daily.

(1) The Russell 1000® Growth Index is an index of common stocks designed to track performance of large capitalization companies with greater than average growth orientation.

(2) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the U.S.

ING T. ROWE DIVERSIFIED MID CAP GROWTH PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Industry Allocation

as of December 31, 2005

(as a percent of net assets)

(1) Includes four industries, which each represents 3.0% - 4.0% of net assets.
(2) Includes six industries, which each represents 2.0% - 3.0% of net assets.
(3) Includes seven industries, which each represents 1.0% - 2.0% of net assets.
(4) Includes 17 industries, which each represents less than 1.0% of net assets.

Portfolio holdings are subject to change daily.

The ING T. Rowe Price Diversified Mid Cap Growth Portfolio (the “Portfolio”) seeks long-term capital appreciation. The Portfolio is managed by a committee of investment professionals chaired by Donald J. Peters, Vice President, T. Rowe Price Associates, Inc. – the Sub-Adviser.

Performance: For the year ended December 31, 2005, the Portfolio’s Class S Shares provided a total return of 8.96% compared to the Standard & Poor’s MidCap 400 Index and the Russell MidCap® Growth Index, which returned 12.56% and 12.10%, respectively, for the same period.

Portfolio Specifics: U.S. equities produced a third consecutive year of positive returns in 2005, despite soaring energy costs. Firm economic and corporate earnings growth and merger activity lent support to stock prices, which finished 2005 near their highest levels of the year amid hopes that the Federal Reserve (“Fed”) would soon stop raising short-term interest rates. Mid-cap stocks decisively outperformed their small- and large-cap counterparts.

Throughout the 12-month period, we consistently adhered to our investment process. Our process combines bottom-up fundamental research with quantitative analysis to build a diversified portfolio of attractively priced companies with the potential for above-average earnings growth.

The Portfolio’s increase in 2005 was broad-based, with nearly all the sectors of investment registering gains except consumer discretionary and consumer staples. Absolute returns were strongest in the telecommunications services and energy sectors, where the average holding rose by more than 60% and 55%, respectively. Compared to the Russell MidCap® Growth Index, the Portfolio trailed. Stock selection in the consumer discretionary sector had the largest negative impact on relative results. Within the consumer discretionary sector, select holdings in the hotels, restaurants, and leisure industry were weak, including Royal Caribbean Cruise Lines and Shuffle Master, a manufacturer of products for the gaming industry. In addition, a number of retailers weighed on relative performance, including Family Dollar Stores and PetSmart. The Portfolio’s energy holdings were another key source of weakness versus the benchmark in 2005. While the Portfolio’s energy investments kept up with the energy stocks in the benchmark, an underweight in the sector was unfavorable. Energy was the best-performing group in the Russell MidCap Index during the year amid soaring oil prices.

On the plus side, stock selection in the health care sector had the largest positive impact on performance versus the Russell MidCap® Growth Index. Vertex Pharmaceutical, Techne Corporation, and Amylin Pharmaceuticals – biotechnology companies with strong product pipelines – all did exceedingly well during the year. Our holdings in health care providers and services companies also outperformed, including Coventry Health Care and Express Scripts. Telecommunications services was another major contributor to relative performance due to stock selection and an overweight in the sector.

Current Strategy and Outlook: We are optimistic on the equity market in 2006. The economy will likely soften from its rapid 2005 pace, but growth should remain solid. Solid economic growth, combined with reasonably low inflation and interest rates (with the Fed nearing the end of rate increases), should translate into continued healthy growth in corporate profits.

In terms of the Portfolio’s positioning, sector and industry weightings are largely driven by company-specific fundamental and quantitative analysis. While our process is very bottom-up in nature, we do maintain a bias toward industries in which we have high confidence and which offer the most attractive risk/reward scenarios. For example, in the energy sector, the Portfolio’s exposure is tilted toward equipment and services companies, which tend to have better business models and are less sensitive to changes in commodity prices than oil and gas producers.

Fundamentals of the companies in your Portfolio remain very strong, supported by a good environment for growth-oriented equities. Our fully invested approach focuses on strong businesses and management teams with a long-term orientation. As the economic recovery matures, we will look for our strategy to benefit from its focus on companies with consistent earnings growth.

Top Ten Holdings*
as of December 31, 2005
(as a percent of net assets)

Microchip Technology, Inc.	1.0%

National Semiconductor Corp.	1.0%

Moody’s Corp.	0.9%

BJ Services Co.	0.9%

Cooper Cameron Corp.	0.9%

Xilinx, Inc.	0.9%

Grant Prideco, Inc.	0.9%

XTO Energy, Inc.	0.9%

Linear Technology Corp.	0.9%

Smith International, Inc.	0.9%

* Excludes short-term investments related to securities lending collateral.

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS’ REPORT	ING T. ROWE DIVERSIFIED MID CAP GROWTH PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2005

	1 Year	Since Inception of Classes I, S, and ADV December 10, 2001
Class I	9.26%	4.98%
Class S	8.96%	4.68%
Class ADV	8.64%	4.44%
S&P Midcap 400 Index(1)	12.56%	12.17	%(3)
Russell Midcap® Growth Index(2)	12.10%	8.44	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING T. Rowe Diversified Mid cap Growth Portfolio against the Indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 922-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager’s views are subject to change at any time based on marked and other conditions.

Portfolio holdings are subject to change daily.

(1) The S&P MidCap 400 Index is a market capitalization-weighted index of 400 medium-capitalization stocks chosed for market size, liquidity, and industry group representation.

(2) The Russell MidCap® Growth Index measures the performance of the 800 smallest companies the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values.

(3) Since inception performance for the indices is shown from December 1, 2001.

ING T. ROWE PRICE GROWTH EQUITY PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Industry Allocation

as of December 31, 2005

(as a percent of net assets)

(1) Includes securities lending collateral.
(2) Includes 3 industries, which each represents 3.0% - 4.0% of net assets.
(3) Includes 3 industries, which each represents 2.0% - 3.0% of net assets.
(4) Includes 17 industries, which each represents less than 2.0% of net assets.

Portfolio holdings are subject to change daily.

The ING T. Rowe Price Growth Equity Portfolio (the “Portfolio”) seeks long-term capital growth, and secondarily, increasing dividend income. The Portfolio is managed by a committee of investment professionals chaired by Robert W. Smith, Vice President, T. Rowe Price Associates, Inc. – the Sub-Adviser.

Performance: For the year ended December 31, 2005, the Portfolio’s Class I Shares provided a total return of 6.17% compared to the Standard & Poor’s 500 Composite Stock Price (“S&P”) Index, which returned 4.91% for the same period.

Portfolio Specifics: With the price of oil rising for most of the year, energy and utilities stocks dominated the market until the fourth quarter, when they gave back some of their tremendous earlier gains. But higher energy prices and rising interest rates were hard on the consumer, and many consumer-oriented stocks struggled. Growth companies in many sectors – healthcare and technology, for example – had solid business performance but had a hard time being noticed.

As a consequence, value stocks were generally again ahead of growth for the year. However, growth outperformed value in the second half. Strong performances by capital markets firms, healthcare services and biotechs, and Internet companies led the way as oil and utilities stocks slowed.

Our positioning in healthcare made the largest contribution to our outperformance. The healthcare-services segment made consistent gains and our stock choices fared especially well. Leading contributors in this area included UnitedHealth and Wellpoint, both of which reported good earnings with continuing improvements in cost and pricing trends. In addition, key holdings in the biotechnology segment, notably Genentech and Gilead Sciences, advanced on positive drug developments.

Even though short-term interest rates rose throughout the year, many segments of the financials sector performed well. On an absolute basis, the financials sector achieved notable results in the Portfolio. Our focus on capital markets companies made a significant contribution on a relative basis as well, with State Street, UBS, Ameritrade, and others posting strong returns. For most of the past year, we have focused on capital markets companies because we believe they have good earnings prospects and will not be unduly harmed by the rising interest-rate environment.

Our stock selection in the telecommunications services sector also added value over the benchmark. Most notably, our positions in Latin America wireless provider America Movil and tower operator Crown Castle were strong performers, benefiting from subscriber growth and industry consolidation. We remain overweighted in this sector with a focus on the larger wireless service providers and tower operators.

The good results in these areas helped overcome some challenges. An underweight in the surging energy sector – a common position for a growth portfolio – held us back compared with the benchmark. We were also well exposed to the weakening consumer sectors, and our overweight on media companies in this sector proved especially unhelpful. But the largest detractor for the period was our position in the industrials and business services sector. Many of our chosen stocks, including Cendant, Tyco, and Deere, did not live up to our expectations and weighed down our relative results.

Current Strategy and Outlook: For 2006, we expect slower but still solid economic growth and slowing inflation. In this environment, we are optimistic that the companies we have invested in will be able to sustain double-digit growth. We are also hopeful that as the market turns its attention to growth stocks, it will begin to reward companies such as GE and Microsoft which have generated good operational performance but remain notably undervalued.

Top Ten Holdings*
as of December 31, 2005
(as a percent of net assets)

General Electric Co.	3.7%

Microsoft Corp.	3.0%

UnitedHealth Group, Inc.	2.6%

Wal-Mart Stores, Inc.	2.4%

American International Group, Inc.	2.4%

Citigroup, Inc.	2.3%

UBS AG	2.2%

Dell, Inc.	1.8%

Accenture Ltd.	1.7%

Danaher Corp.	1.7%

* Excludes short-term investments related to securities lending collateral.

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS’ REPORT	ING T. ROWE PRICE GROWTH EQUITY PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2005

	1 Year	5 Year	Since Inception of Class I November 28, 1997		Since Inception of Classes S, and ADV December 10, 2001
Class I	6.17%	1.04%	6.59%		—
Class S	5.92%	—	—		3.68%
Class ADV	5.66%	—	—		3.42%
S&P 500 Index(1)	4.91%	0.54%	4.96	%(2)	4.06	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING T. Rowe Price Growth Equity Portfolio against the Index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 922-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager’s views are subject to change at any time based on marked and other conditions.

Portfolio holdings are subject to change daily.

(1) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the U.S.

(2) Since inception performance for the index is shown from December 1, 1997.

(3) Since inception performance for the index is shown from December 1, 2001.

ING UBS U.S. LARGE CAP EQUITY PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Industry Allocation

as of December 31, 2005

(as a percent of net assets)

(1) Includes 6 industries, which each represents 2.1% - 3.0% of net assets.
(2) Includes 12 industries, which each represents less than 2.1% of net assets.

Portfolio holdings are subject to change daily.

The ING UBS U.S. Large Cap Equity Portfolio (the “Portfolio”) seeks long-term growth of capital and future income. The Portfolio is managed by the North American Equities Investment Management Team (“N.A. Equities Team”) led by John Leonard, Portfolio Manager, Head of N.A. Equities Team, and Deputy Global head of Equities and Managing Director, UBS Global Asset Management (Americas) Inc. – the Sub-Adviser.

Performance: For the year ended December 31, 2005, the Portfolio’s Class I Shares provided a total return of 9.38% compared to the Standard & Poor’s 500 Composite Stock Price (“S&P”) Index and the Russell 1000® Index, which returned 4.91% and 6.27%, respectively, for the same period.

Portfolio Specifics: Equities were generally flat for the first three quarters of 2005, as many investors seemed to express concern over the overall health of the economy, the potential for inflation, and rising interest rates. These fears proved to be overblown, and a number of factors combined to drive a year-end market rally: Ben Bernanke was named as the successor to Alan Greenspan as Chairman of the Federal Reserve (the “Fed”); oil prices dropped back into the $60 range, coming off their record highs of over $70 a barrel earlier in the year; corporate profitability remained robust; and consumer confidence, after soaring in November, climbed again in December. While the economy’s growth is slowing (but still strong), the market seems to believe the Fed has established an implicit cap of 4.5% or 4.75% for short term rates, after raising rates twice in the quarter to bring the federal funds rate to 4.25%. In addition, housing is holding up, staving off concerns, at least for the near term, of the bursting of the much discussed “housing bubble.”

As always, during the year we relied on our bottom-up research process to guide sector allocation and stock selection for the Portfolio. Overall, this process led us to avoid energy stocks, which ultimately detracted from performance. However this was mostly recovered by being overweight in utilities and underweight in technology. Stock selection was generally favorable especially in the health care and consumer discretionary sectors.

With regard to the oil and gas industry, we believe the recent broad-based increase in energy prices (partially due to the hurricanes) poses a threat to short-term growth in the U.S. and elsewhere. While inflation was tame over the year, with consumer and producer price measures registering fairly low levels of growth (particularly the “core” measures that exclude volatile components such as energy) we nonetheless continued to underweight the energy sector as we believed (and continue to believe) the price of crude oil and many other commodities is well in excess of equilibrium.

On the positive side, underweighting computer hardware, and specifically IBM, was beneficial to performance on a relative basis (although not owning Apple Computer, a stellar performer, represented something of a missed opportunity). Construction and real property was another strong sector. Martin Marietta Materials – the nation’s second-largest producer and distributor of construction materials including rocks, sand, and gravel – was the Portfolio’s top performer in this industry.

Current Strategy and Outlook: In our opinion, the U.S. economy is expanding at a moderate rate, inflation is under control and the consumer has spending capacity. Given this scenario, our strategy for the year ahead is largely a continuation of our current approach, emphasizing the bottom-up search for valuation opportunities in sectors and specific stocks. We have limited factor bets at present, since most of the opportunities available in the current market are in fact more bottom-up in nature.

From a sector standpoint, we continue to believe that energy and materials are overvalued on the whole, while the healthcare sector is providing us with the best current opportunities. Within healthcare, we are currently avoiding large-cap pharmaceutical companies with high levels of geriatric exposure. We believe the 2006 Medicare prescription drug benefit program rollout will create significant price pressure for some of these health care companies, but notable opportunities for pharmacy benefit managers.

Top Ten Holdings*
as of December 31, 2005
(as a percent of net assets)

Citigroup, Inc.	4.5%

Microsoft Corp.	3.7%

Morgan Stanley	3.2%

SPDR Trust Series 1	3.0%

Wells Fargo & Co.	2.9%

Wyeth	2.9%

Sprint Corp.-FON Group	2.9%

UnitedHealth Group, Inc.	2.6%

American International Group, Inc.	2.6%

Exelon Corp.	2.6%

* Excludes short-term investments related to securities lending collateral and U.S. government obligations.

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS’ REPORT	ING UBS U.S. LARGE CAP EQUITY PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2005

	1 Year	5 Year	Since Inception of Class I November 28, 1997		Since Inception of Classes S, and ADV December 10, 2001
Class I	9.38%	(1.40)%	3.62%		—
Class S	8.99%	—	—		3.75%
Class ADV	8.67%	—	—		3.52%
Russell 1000® Index(1)	6.27%	1.07%	5.35	%(3)	4.94	%(4)
S&P 500 Index(2)	4.91%	0.54%	4.96	%(3)	4.06	%(4)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING UBS U.S. Large Cap Equity Portfolio against the Indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 922-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager’s views are subject to change at any time based on marked and other conditions.

Portfolio holdings are subject to change daily.

(1) The Russell 1000® Index is a comprehensive large-cap index measuring the performance of the largest 1,000 U.S. incorporated companies.

(2) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the U.S.

(3) Since inception performance for the indices is shown from December 1, 1997.

(4) Since inception performance for the indices is shown from December 1, 2001.

ING VAN KAMPEN COMSTOCK PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Industry Allocation
as of December 31, 2005
(as a percent of net assets)

Pharmaceuticals	15.6%

Telecommunications	10.6%

Media	10.5%

Diversified Financial Services	9.8%

Banks	9.4%

Federal Home Loan Bank	8.6%

Insurance	5.9%

Food	3.7%

Forest Products & Paper	3.6%

Chemicals	3.5%

Industries between 2.0%-3.0%(1)	12.7%

Industries less than 2.0%(2)	7.6%

Other Assets and Liabilities, Net*	(1.5)%

Total	100.0%

* Includes securities lending collateral.

(1) Includes five industries, which each represents 2.0%-3.0% of net assets.

(2) Includes thirteen industries, which each represents less than 2.0% of net assets.

Portfolio holdings are subject to change daily.

The ING Van Kampen Comstock Portfolio (the “Portfolio”) seeks capital growth and income. The Portfolio is managed by the Van Kampen Multi-Cap Value team. Current members of the team include B. Robert Baker, Jason Leder and Kevin Holt, each a Managing Director, Van Kampen – the Sub-Adviser.

Performance: For the year ended December 31, 2005, the Portfolio’s Class S Shares provided a total return of 3.47% compared to the Standard & Poor’s 500 Composite Stock Price (“S&P 500”) Index and the S&P 500/Citigroup Value Index, which returned 4.91% and 6.33%, respectively, for the same period.

Portfolio Specifics: During the 12-month period ended December 31, 2005, the stock market advanced modestly in an environment of mixed influences. Among the market’s most significant challenges were rising interest rates and oil prices. Moreover, signs of trouble at U.S. auto manufacturers added to investor woes. Nonetheless, the market was resilient during the period. Despite expectations of the contrary, consumer spending and confidence held up reasonably well, corporate profits remained intact and balance sheets were healthy. Sizeable cash stockpiles gave corporate managements reason to repurchase shares of stock, increase dividend payouts, or complete merger activities. Some highly anticipated initial public offerings generated additional positive sentiment for stock investing, and the economy continued to maintain a decent growth rate. Within the S&P 500/Citigroup Value Index (the Portfolio’s universe), the energy sector led, driven by lofty commodity prices. Utilities stocks posted a sizeable gain as well. The consumer discretionary and telecommunication services sectors were the S&P Barra Value Index’s most significant laggards.

For the overall Portfolio, stock selection was the primary cause of lagging performance relative to the S&P 500/Citigroup Value Index. More specifically, our selection in materials, primarily paper stocks, hurt relative returns. Paper companies languished in the face of high production costs (due to rising commodity prices), overcapacity in the industry, and weak pricing power. Stock selection in the information technology sector dampened results. Telecommunication services was another area of weakness, due to industry consolidation, management issues and changing business models. Nevertheless, we continued to believe that the valuations and risk-reward profiles of select names have been attractive, and we are monitoring the situation carefully.

On the positive side, exposure to consumer discretionary stocks helped the Portfolio hold its ground relative to the S&P 500/Citigroup Value Index. Although the sector struggled in the broad market, select media and retail stocks in the Portfolio performed better than the sector overall.

Current Strategy and Outlook: We focus on analyzing the financial health of individual companies rather than trying to forecast broad market movements or the direction of the economy. Although market conditions have challenged us to find abundant new investment opportunities lately, we continue to seek stocks with reasonable valuations relative to our assessment of fair value. The Portfolio’s positioning remained largely unchanged throughout the period and going into the new year. As a result of our individual stock selection, the Portfolio’s notable overweights relative to the S&P 500/Citigroup Value Index were in pharmaceuticals and telecommunication services, while energy, financials (the Portfolio’s largest absolute sector weight) and industrials continued to be relative underweights.

Top Ten Holdings*
as of December 31, 2005
(as a percent of net assets)

GlaxoSmithKline PLC ADR	4.4%

Freddie Mac	4.2%

AT&T, Inc.	3.8%

International Paper Co.	3.6%

Citigroup, Inc.	3.3%

Bank of America Corp.	3.3%

Verizon Communications, Inc.	3.3%

Bristol-Myers Squibb Co.	3.2%

Sprint Corp.-FON Group	2.4%

Clear Channel Communications, Inc.	2.4%

* Excludes short-term investments related to securities lending collateral.

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS’ REPORT	ING VAN KAMPEN COMSTOCK PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2005

	1 Year	Since Inception of Classes I, S, and ADV May 1, 2002
Class I	3.74%	7.93%
Class S	3.47%	7.68%
Class ADV	3.20%	7.40%
S&P 500 Index(1)	4.91%	6.00%
S&P 500/Citigroup Value Index(2)	6.33%	8.16%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Van Kampen Comstock Portfolio against the Indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 922-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager’s views are subject to change at any time based on marked and other conditions.

Portfolio holdings are subject to change daily.

(1) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the U.S.

(2) The S&P Citigroup Value Index is constructed by dividing the stocks in the S&P 500 Index by a single attribute of price-to-book ratio. The Index contains companies with lower price-to-book ratios and is capitalization weighted so that each stock is weighted in the appropriate index in porportion to its market value.

ING VAN KAMPEN EQUITY AND INCOME PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Asset Allocation
as of December 31, 2005
(as a percent of net assets)

Asset-Backed Securities	2.2%

Common Stock	59.3%

Convertible Bonds	11.2%

Corporate Bonds/Notes	6.5%

Federal Home Loan Bank	6.5%

Other Bonds	0.1%

Preferred Stock	4.9%

U.S. Treasury Obligations	10.6%

Other Assets and Liabilities	(1.4)%

Total	100.0%

Portfolio holdings are subject to change daily.

The ING Van Kampen Equity and Income Portfolio (the “Portfolio”) seeks total return, consisting of long-term capital appreciation and current income. The Portfolio is managed by the Van Kampen Equity Income team. Current members include James A. Gilligan, James O. Roeder, Sergio Marcheli, Thomas B. Bastian, and Vincent E. Vizachero, Van Kampen – the Sub-Adviser.

Performance: For the year ended December 31, 2005, the Portfolio’s Class S Shares provided a total return of 7.77% compared to the Standard & Poor’s 500 Composite Stock Price (“S&P”) Index and the Russell 1000® Value Index, which returned 4.91% and 7.05%, respectively, for the same period.

Portfolio Specifics: For the 12-month period ended December 31, 2005, the broad stock market produced a modest gain. Throughout the period, rising interest rates and high oil prices fed investor uncertainty about the economy’s growth prospects, the ability of the consumer to continue spending, and the potential for inflation. However, despite some fears of a “soft patch” earlier in the spring and the devastating Gulf Coast hurricanes, economic news remained generally upbeat and inflation was contained. With the exception of the U.S. auto industry, healthy corporate profits and strong earnings across a range of sectors helped support the market. Other corporate actions – such as stock buybacks and merger and acquisition activity – were more prevalent than they have been in some time, spurring additional confidence in the stock market. Value stocks, which comprise the Portfolio, maintained a very slight edge over growth stocks. The best performing sectors in the Russell 1000® Value Index (the Portfolio’s universe), were energy, utilities, and health care. Laggards were consumer discretionary and telecommunication services.

From an absolute performance standpoint, energy was the Portfolio’s best performing group. The Portfolio had a particular emphasis on refining and marketing companies, which generated standout gains. These companies were able to capture significantly wider profit margins as the spread between the rising cost of crude oil and the higher price for refining into oil into gasoline continued to increase. The Portfolio was well positioned in the financials sector. The Portfolio had limited exposure to regional banks, which tend to suffer disproportionately to other types of financial companies in a rising interest-rate and flattening yield curve environment. Diversified financial service companies, in which the Portfolio had more sizeable weighting, did well because of their capital markets exposure. Insurance securities were also a notable contributor in the financials area. Health care holdings, primarily in pharmaceuticals companies, were also a positive influence on performance. Less bad news, positive expectations for new drug launches, and favorable patent protection rulings helped buoy the beleaguered industry.

In contrast, the Portfolio’s telecommunication services holdings did not fare so well. Within the industry, competition has intensified, and the landline companies have begun to lose revenues to cable and wireless carriers. Media securities, part of the consumer discretionary sector, also drove down returns, as these companies continued to slump amid weak advertising revenues.

Current Strategy and Outlook: We seek value stocks, high-quality bonds, and convertible securities, using our bottom-up security selection process. We look for undervalued companies that offer a potential catalyst for change. Such catalysts could be new company management, growth or consolidation within an industry or sector, or new products. During the year, we increased the Portfolio’s convertibles exposure while slightly decreasing its bond weighting. New issuance in the convertibles market and selected buying opportunities among what we consider attractively valued convertible securities prompted us to make the increase. We continued to reduce the Portfolio’s energy exposure; high commodity prices are unsustainable over the long term, in our view. We also selectively added to the Portfolio’s financials position, as the flattening yield curve provided attractive valuation opportunities. The Portfolio’s overall positioning was reasonably defensive at year end, with overweights in large-cap pharmaceuticals and consumer staples, and underweights in financials and industrials.

Top Ten Holdings*
as of December 31, 2005
(as a percent of net assets)

U.S. Treasury Notes 4.250%, due 08/15/13	2.9%

U.S. Treasury Notes 2.000%, due 05/15/06	2.9%

JPMorgan Chase & Co.	2.0%

Bayer AG ADR	1.9%

Citigroup, Inc.	1.6%

Merrill Lynch & Co., Inc.	1.6%

Roche Holding AG ADR	1.6%

General Electric Co.	1.5%

Bristol-Myers Squibb Co.	1.5%

Schering-Plough Corp.	1.5%

* Excludes short-term investments related to Federal Home Loan Bank.

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS’ REPORT	ING VAN KAMPEN EQUITY AND INCOME PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2005

	1 Year	Since Inception of Classes I, S, and ADV December 10, 2001
Class I	8.02%	3.84%
Class S	7.77%	3.58%
Class ADV	7.49%	3.32%
Russell 1000® Value Index(1)	7.05%	8.63	%(3)
S&P 500 Index(2)	4.91%	4.06	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Van Kampen Equity and Income Portfolio against the Indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 922-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager’s views are subject to change at any time based on marked and other conditions.

Portfolio holdings are subject to change daily.

(1) The Russell 1000® Value Index is an unmanaged index that measures the performance of those Rusell 1000® companies with lower price-to-book ratios and lower than forecasted growth values.

(2) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the U.S.

(3) Since inception performance for the indices is shown from December 1, 2001.

SHAREHOLDER EXPENSE EXAMPLES

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution [and/or service] (12b-1) fees; and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2005 to December 31, 2005.

Actual Expenses

The first section of the table shown, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, “Hypothetical 5% Return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

ING American Century Large Company Value Portfolio	Beginning Account Value July 1, 2005	Ending Account Value December 31, 2005	Annualized Expense Ratio	Expenses Paid During the Six Months Ended December 31, 2005*

Actual Fund Return
Class I	$1,000.00	$1,040.70	1.00%	$5.14
Class S	1,000.00	1,039.00	1.25	6.42
Class ADV	1,000.00	1,038.20	1.50	7.71
Hypothetical (5% return before expenses)
Class I	$1,000.00	$1,020.16	1.00%	$5.09
Class S	1,000.00	1,018.90	1.25	6.36
Class ADV	1,000.00	1,017.64	1.50	7.63

*  Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

SHAREHOLDER EXPENSE EXAMPLES (CONTINUED)

ING American Century Select Portfolio	Beginning Account Value July 1, 2005	Ending Account Value December 31, 2005	Annualized Expense Ratio	Expenses Paid During the Six Months Ended December 31, 2005*

Actual Fund Return
Class I	$1,000.00	$1,044.20	0.66%	$3.40
Class S	1,000.00	1,042.50	0.91	4.68
Class ADV	1,000.00	1,041.70	1.16	5.97
Hypothetical (5% return before expenses)
Class I	$1,000.00	$1,021.88	0.66%	$3.36
Class S	1,000.00	1,020.62	0.91	4.63
Class ADV	1,000.00	1,019.36	1.16	5.90
ING American Century Small Cap Value Portfolio
Actual Fund Return
Class I	$1,000.00	$1,055.80	1.30%	$6.74
Class S	1,000.00	1,054.40	1.55	8.03
Class ADV	1,000.00	1,053.10	1.80	9.31
Hypothetical (5% return before expenses)
Class I	$1,000.00	$1,018.65	1.30%	$6.61
Class S	1,000.00	1,017.39	1.55	7.88
Class ADV	1,000.00	1,016.13	1.80	9.15
ING Baron Small Cap Growth Portfolio
Actual Fund Return
Class I	$1,000.00	$1,035.80	1.20%	$6.16
Class S	1,000.00	1,034.10	1.45	7.43
Class ADV	1,000.00	1,032.50	1.70	8.71
Hypothetical (5% return before expenses)
Class I	$1,000.00	$1,019.16	1.20%	$6.11
Class S	1,000.00	1,017.90	1.45	7.37
Class ADV	1,000.00	1,016.64	1.70	8.64
ING Davis Venture Value Portfolio
Actual Fund Return
Class I	$1,000.00	$1,062.20	1.07%	$5.56
Class S	1,000.00	1,061.30	1.32	6.86
Class ADV	1,000.00	1,060.10	1.57	8.15
Hypothetical (5% return before expenses)
Class I	$1,000.00	$1,019.81	1.07%	$5.45
Class S	1,000.00	1,018.55	1.32	6.72
Class ADV	1,000.00	1,017.29	1.57	7.98

*                 Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

SHAREHOLDER EXPENSE EXAMPLES (CONTINUED)

ING Fundamental Research Portfolio	Beginning Account Value July 1, 2005	Ending Account Value December 31, 2005	Annualized Expense Ratio	Expenses Paid During the Six Months Ended December 31, 2005*

Actual Fund Return
Class I	$1,000.00	$1,077.60	0.80%	$4.19
Class S	1,000.00	1,076.90	1.05	5.50
Class ADV	1,000.00	1,074.40	1.30	6.80
Hypothetical (5% return before expenses)
Class I	$1,000.00	$1,021.17	0.80%	$4.08
Class S	1,000.00	1,019.91	1.05	5.35
Class ADV	1,000.00	1,018.65	1.30	6.61
ING Goldman Sachs Capital Growth Portfolio
Actual Fund Return
Class I	$1,000.00	$1,055.30	1.05%	$5.44
Class S	1,000.00	1,053.70	1.30	6.73
Class ADV	1,000.00	1,052.50	1.55	8.02
Hypothetical (5% return before expenses)
Class I	$1,000.00	$1,019.91	1.05%	$5.35
Class S	1,000.00	1,018.65	1.30	6.61
Class ADV	1,000.00	1,017.39	1.55	7.88
ING Goldman Sachs Core Equity Portfolio
Actual Fund Return
Class I	$1,000.00	$1,093.80	0.90%	$4.75
Class S	1,000.00	1,091.30	1.15	6.06
Class ADV	1,000.00	1,090.30	1.40	7.38
Hypothetical (5% return before expenses)
Class I	$1,000.00	$1,020.67	0.90%	$4.58
Class S	1,000.00	1,019.41	1.15	5.85
Class ADV	1,000.00	1,018.15	1.40	7.12
ING J.P. Morgan Fleming International Portfolio
Actual Fund Return
Class I	$1,000.00	$1,128.90	1.00%	$5.37
Class S	1,000.00	1,128.40	1.25	6.71
Class ADV	1,000.00	1,126.50	1.50	8.04
Hypothetical (5% return before expenses)
Class I	$1,000.00	$1,020.16	1.00%	$5.09
Class S	1,000.00	1,018.90	1.25	6.36
Class ADV	1,000.00	1,017.64	1.50	7.63

*   Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

SHAREHOLDER EXPENSE EXAMPLES (CONTINUED)

ING J.P. Morgan Mid Cap Value Portfolio	Beginning Account Value July 1, 2005	Ending Account Value December 31, 2005	Annualized Expense Ratio	Expenses Paid During the Six Months Ended December 31, 2005*

Actual Fund Return
Class I	$1,000.00	$1,037.20	1.10%	$5.65
Class S	1,000.00	1,036.40	1.35	6.93
Class ADV	1,000.00	1,034.10	1.60	8.20
Hypothetical (5% return before expenses)
Class I	$1,000.00	$1,019.66	1.10%	$5.60
Class S	1,000.00	1,018.40	1.35	6.87
Class ADV	1,000.00	1,017.14	1.60	8.13
ING MFS Capital Opportunities Portfolio
Actual Fund Return
Class I	$1,000.00	$1,040.10	0.90%	$4.63
Class S	1,000.00	1,038.30	1.15	5.91
Class ADV	1,000.00	1,037.40	1.40	7.19
Hypothetical (5% return before expenses)
Class I	$1,000.00	$1,020.67	0.90%	$4.58
Class S	1,000.00	1,019.41	1.15	5.85
Class ADV	1,000.00	1,018.15	1.40	7.12
ING OpCap Balanced Value Portfolio
Actual Fund Return
Class I	$1,000.00	$1,027.50	1.00%	$5.11
Class S	1,000.00	1,026.20	1.25	6.38
Class ADV	1,000.00	1,024.60	1.50	7.65
Hypothetical (5% return before expenses)
Class I	$1,000.00	$1,020.16	1.00%	$5.09
Class S	1,000.00	1,018.90	1.25	6.36
Class ADV	1,000.00	1,017.64	1.50	7.63
ING Oppenheimer Global Portfolio
Actual Fund Return
Class I	$1,000.00	$1,146.40	0.66%	$3.57
Class S	1,000.00	1,145.40	0.91	4.92
Class ADV	1,000.00	1,143.50	1.15	6.21
Hypothetical (5% return before expenses)
Class I	$1,000.00	$1,021.88	0.66%	$3.36
Class S	1,000.00	1,020.62	0.91	4.63
Class ADV	1,000.00	1,019.41	1.15	5.85

*   Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

SHAREHOLDER EXPENSE EXAMPLES (CONTINUED)

ING Oppenheimer Strategic Income Portfolio	Beginning Account Value July 1, 2005	Ending Account Value December 31, 2005	Annualized Expense Ratio	Expenses Paid During the Six Months Ended December 31, 2005*

Actual Fund Return
Class I	$1,000.00	$1,008.90	0.54%	$2.73
Class S	1,000.00	1,007.40	0.75	3.79
Class ADV	1,000.00	1,006.10	1.00	5.06
Hypothetical (5% return before expenses)
Class I	$1,000.00	$1,022.48	0.54%	$2.75
Class S	1,000.00	1,021.42	0.75	3.82
Class ADV	1,000.00	1,020.16	1.00	5.09
ING PIMCO Total Return Portfolio
Actual Fund Return
Class I	$1,000.00	$ 997.30	0.85%	$4.28
Class S	1,000.00	996.20	1.10	5.53
Class ADV	1,000.00	995.10	1.35	6.79
Hypothetical (5% return before expenses)
Class I	$1,000.00	$1,020.92	0.85%	$4.33
Class S	1,000.00	1,019.66	1.10	5.60
Class ADV	1,000.00	1,018.40	1.35	6.87
ING Salomon Brothers Aggressive Growth Portfolio
Actual Fund Return
Class I	$1,000.00	$1,142.10	0.81%	$4.37
Class S	1,000.00	1,140.80	1.06	5.72
Class ADV	1,000.00	1,139.40	1.31	7.06
Hypothetical (5% return before expenses)
Class I	$1,000.00	$1,021.12	0.81%	$4.13
Class S	1,000.00	1,019.86	1.06	5.40
Class ADV	1,000.00	1,018.60	1.31	6.67
ING Salomon Brothers Large Cap Growth Portfolio
Actual Fund Return
Class I	$1,000.00	$1,098.00	0.84%	$4.44
Class S	1,000.00	1,097.80	1.09	5.76
Class ADV	1,000.00	1,095.40	1.34	7.08
Hypothetical (5% return before expenses)
Class I	$1,000.00	$1,020.97	0.84%	$4.28
Class S	1,000.00	1,019.71	1.09	5.55
Class ADV	1,000.00	1,018.45	1.34	6.82

*   Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

SHAREHOLDER EXPENSE EXAMPLES (CONTINUED)

ING T. Rowe Price Diversified Mid Cap Growth Portfolio	Beginning Account Value July 1, 2005	Ending Account Value December 31, 2005	Annualized Expense Ratio	Expenses Paid During the Six Months Ended December 31, 2005*

Actual Fund Return
Class I	$1,000.00	$1,103.60	0.66%	$3.50
Class S	1,000.00	1,102.00	0.91	4.82
Class ADV	1,000.00	1,100.20	1.15	6.09
Hypothetical (5% return before expenses)
Class I	$1,000.00	$1,021.88	0.66%	$3.36
Class S	1,000.00	1,020.62	0.91	4.63
Class ADV	1,000.00	1,019.41	1.15	5.85
ING T. Rowe Price Growth Equity Portfolio
Actual Fund Return
Class I	$1,000.00	$1,076.00	0.75%	$3.92
Class S	1,000.00	1,074.60	1.00	5.23
Class ADV	1,000.00	1,073.20	1.25	6.53
Hypothetical (5% return before expenses)
Class I	$1,000.00	$1,021.42	0.75%	$3.82
Class S	1,000.00	1,020.16	1.00	5.09
Class ADV	1,000.00	1,018.90	1.25	6.36
ING UBS U.S. Large Cap Equity Portfolio
Actual Fund Return
Class I	$1,000.00	$1,075.00	0.85%	$4.45
Class S	1,000.00	1,073.50	1.10	5.75
Class ADV	1,000.00	1,071.60	1.35	7.05
Hypothetical (5% return before expenses)
Class I	$1,000.00	$1,020.92	0.85%	$4.33
Class S	1,000.00	1,019.66	1.10	5.60
Class ADV	1,000.00	1,018.40	1.35	6.87
ING Van Kampen Comstock Portfolio
Actual Fund Return
Class I	$1,000.00	$1,051.10	0.87%	$4.50
Class S	1,000.00	1,050.10	1.12	5.79
Class ADV	1,000.00	1,048.30	1.37	7.07
Hypothetical (5% return before expenses)
Class I	$1,000.00	$1,020.82	0.87%	$4.43
Class S	1,000.00	1,019.56	1.12	5.70
Class ADV	1,000.00	1,018.30	1.37	6.97

*   Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

SHAREHOLDER EXPENSE EXAMPLES (CONTINUED)

ING Van Kampen Equity and Income Portfolio	Beginning Account Value July 1, 2005	Ending Account Value December 31, 2005	Annualized Expense Ratio	Expenses Paid During the Six Months Ended December 31, 2005*

Actual Fund Return
Class I	$1,000.00	$1,060.60	0.57%	$2.96
Class S	1,000.00	1,059.30	0.82	4.26
Class ADV	1,000.00	1,058.00	1.07	5.55
Hypothetical (5% return before expenses)
Class I	$1,000.00	$1,022.33	0.57%	$2.91
Class S	1,000.00	1,021.07	0.82	4.18
Class ADV	1,000.00	1,019.81	1.07	5.45

*   Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders
ING Partners Inc.

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of ING American Century Large Company Value Portfolio (formerly ING Salomon Brothers Investors Value Portfolio), ING American Century Select Portfolio, ING American Century Small Cap Value Portfolio, ING Baron Small Cap Growth Portfolio, ING Davis Venture Value Portfolio (formerly ING Salomon Brothers Fundamental Value Portfolio), ING Fundamental Research Portfolio (formerly Aeltus Enhanced Index Portfolio), ING Goldman Sachs® Capital Growth Portfolio, ING Goldman Sachs® Core Equity Portfolio, ING JPMorgan Fleming International Portfolio, ING JPMorgan Mid Cap Value Portfolio, ING MFS Capital Opportunities Portfolio, ING OpCap Balanced Value Portfolio, ING Oppenheimer Global Portfolio, ING Oppenheimer Strategic Income Portfolio, ING PIMCO Total Return Portfolio, ING Salomon Brothers Aggressive Growth Portfolio, ING Salomon Brothers Large Cap Growth Portfolio, ING T. Rowe Price Diversified Mid Cap Growth Portfolio, ING T. Rowe Price Growth Equity Portfolio, ING UBS U.S. Large Cap Equity Portfolio, ING Van Kampen Comstock Portfolio, and ING Van Kampen Equity and Income Portfolio, each a series of ING Partners Inc. as of December 31, 2005, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2005 by correspondence with the custodian and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above, present fairly, in all material respects, the financial position of the aforementioned series of ING Partners Inc. as of December 31, 2005, the results of their operations, the changes in their net assets, and the financial highlights for each of the years or periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 28, 2006

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2005

	ING American Century Large Company Value Portfolio	ING American Century Select Portfolio	ING American Century Small Cap Value Portfolio	ING Baron Small Cap Growth Portfolio
ASSETS:
Investments in securities at value+*	$91,146,872	$427,813,317	$98,080,454	$295,290,189
Short-term investments**	4,738,736	6,535,257	4,669,754	23,278,791
Short-term investments at amortized cost	13,825,000	78,983,000	24,072,000	—
Cash	531,681	729,052	676,400	2,599,448
Foreign currencies at value***	—	10	—	—
Receivables:
Investment securities sold	138,477	—	2,567,344	162,320
Fund shares sold	764,250	9,450	327,109	626,371
Dividends and interest	109,341	319,991	100,245	70,539
Unrealized appreciation on forward foreign currency contracts	—	75,139	—	—
Total assets	111,254,357	514,465,216	130,493,306	322,027,658
LIABILITIES:
Payable for investment securities purchased	1,510,172	—	2,773,340	466,173
Payable for fund shares redeemed	1,268,637	841,407	3,207,828	424,046
Payable upon receipt of securities loaned	13,825,000	78,983,000	24,072,000	—
Payable to affiliates	92,825	261,080	127,193	381,618
Other accrued expenses and liabilities	—	212	—	—
Total liabilities	16,696,634	80,085,699	30,180,361	1,271,837
NET ASSETS	$94,557,723	$434,379,517	$100,312,945	$320,755,821
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$83,069,420	$410,546,732	$96,682,926	$264,104,226
Undistributed net investment income	833,524	4,356,244	55,273	38,018
Accumulated net realized gain (loss) on investments and foreign currency related transactions	5,435,409	(3,961,047)	(554,079)	3,410,553
Net unrealized appreciation on investments and foreign currency related transactions	5,219,370	23,437,588	4,128,825	53,203,024
NET ASSETS	$94,557,723	$434,379,517	$100,312,945	$320,755,821

+ Including securities loaned at value	$13,377,487	$76,472,198	$23,273,617	$—
* Cost of investments in securities	$85,927,081	$404,445,254	$93,951,214	$242,085,096
** Cost of short-term investments	$4,739,157	$6,535,838	$4,670,169	$23,280,860
*** Cost of foreign currencies	$—	$10	$—	$—
Class ADV:
Net assets	$11,806,152	$21,389,906	$11,022,557	$31,564,627
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	838,742	2,313,884	948,067	1,984,759
Net asset value and redemption price per share	$14.08	$9.24	$11.63	$15.90
Class I:
Net assets	$39,624,437	$404,821,977	$46,237,077	$81,664,361
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	2,781,661	42,881,640	3,928,382	5,039,167
Net asset value and redemption price per share	$14.24	$9.44	$11.77	$16.21
Class S:
Net assets	$43,127,134	$8,167,634	$43,053,311	$207,526,833
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	3,036,239	875,176	3,667,927	12,925,345
Net asset value and redemption price per share	$14.20	$9.33	$11.74	$16.06

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2005

	ING Davis Venture Value Portfolio	ING Fundamental Research Portfolio	ING Goldman Sachs® Capital Growth Portfolio	ING Goldman Sachs®Core Equity Portfolio
ASSETS:
Investments in securities at value+*	$56,762,791	$40,224,414	$66,192,368	$103,181,342
Short-term investments**	1,005,648	—	—	—
Short-term investments at amortized cost	—	—	11,018,000	15,680,000
Repurchase agreement	—	1,405,000	—	—
Cash	210,710	1,737	321,028	—
Cash collateral for futures	—	25,200	—	—
Receivables:
Investment securities sold	—	—	410,264	1,511,947
Fund shares sold	71,365	17,732	9,938	544
Dividends and interest	91,268	36,962	39,817	169,631
Prepaid expenses	—	54	—	—
Reimbursement due from manager	—	92	—	—
Total assets	58,141,782	41,711,191	77,991,415	120,543,464
LIABILITIES:
Payable for investment securities purchased	124,984	315,700	—	586,799
Payable for fund shares redeemed	1,563,942	162,255	4,462,063	3,332,717
Payable for futures variation margin	—	2,100	—	—
Payable upon receipt of securities loaned	—	—	11,018,000	15,680,000
Payable to affiliates	58,127	36,029	75,518	102,876
Payable to custodian due to bank overdraft	—	—	—	167,025
Other accrued expenses and liabilities	159,818	33,476	—	—
Total liabilities	1,906,871	549,560	15,555,581	19,869,417
NET ASSETS	$56,234,911	$41,161,631	$62,435,834	$100,674,047
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$45,495,906	$40,072,815	$71,986,095	$84,234,472
Undistributed net investment income	8,141	220,088	3,322	558,080
Accumulated net realized gain (loss) on investments, foreign currency related transactions and futures	8,141,540	(512,198)	(17,438,450)	7,342,568
Net unrealized appreciation on investments, foreign currency related transactions and futures	2,589,324	1,380,926	7,884,867	8,538,927
NET ASSETS	$56,234,911	$41,161,631	$62,435,834	$100,674,047

+ Including securities loaned at value	$—	$—	$10,700,557	$15,167,106
* Cost of investments in securities	$54,173,820	$38,832,528	$58,307,501	$94,642,415
** Cost of short-term investments	$1,005,765	$—	$—	$—
Class ADV:
Net assets	$11,304,572	$3,812,802	$3,845,423	$953,263
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	612,487	422,783	336,500	77,422
Net asset value and redemption price per share	$18.46	$9.02	$11.43	$12.31
Class I:
Net assets	$3,108,388	$10,591,393	$2,805,714	$1,500
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	165,398	1,164,261	244,186	120
Net asset value and redemption price per share	$18.79	$9.10	$11.49	$12.50
Class S:
Net assets	$41,821,951	$26,757,436	$55,784,697	$99,719,284
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	2,238,183	2,942,051	4,874,529	8,007,387
Net asset value and redemption price per share	$18.69	$9.10	$11.44	$12.45

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2005

	ING JP Morgan Fleming International Portfolio	ING JP Morgan Mid Cap Value Portfolio	ING MFS Capital Opportunities Portfolio	ING OpCap Balanced Value Portfolio
ASSETS:
Investments in securities at value+*	$882,485,767	$168,788,968	$184,209,384	$130,901,268
Short-term investments**	23,401,758	4,180,885	—	1,179,685
Short-term investments at amortized cost	19,213,000	31,852,000	41,108,000	21,130,000
Cash	3,466,365	158,292	7,350,099	—
Foreign currencies at value***	5,084,908	—	—	—
Receivables:
Investment securities sold	3,302,048	6,525	2,067,584	865,267
Fund shares sold	1,169,989	170,533	16	360
Dividends and interest	1,657,935	185,509	211,990	462,967
Total assets	939,781,770	205,342,712	234,947,073	154,539,547
LIABILITIES:
Payable for investment securities purchased	—	1,576,572	777,042	—
Payable for fund shares redeemed	655,570	438,720	435,659	5,027,673
Payable upon receipt of securities loaned	19,213,000	31,852,000	41,108,000	21,130,000
Payable to affiliates	886,419	182,007	149,799	142,773
Payable to custodian due to bank overdraft	—	—	—	302,087
Total liabilities	20,754,989	34,049,299	42,470,500	26,602,533
NET ASSETS	$919,026,781	$171,293,413	$192,476,573	$127,937,014
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$861,556,210	$157,637,302	$367,040,074	$120,670,383
Undistributed net investment income	8,267,001	37,022	880,670	844,339
Accumulated net realized gain (loss) on investments, and foreign currency related transactions	(155,721,596)	1,255,584	(186,110,677)	(1,187,296)
Net unrealized appreciation on investments and foreign currency related transactions	204,925,166	12,363,505	10,666,506	7,609,588
NET ASSETS	$919,026,781	$171,293,413	$192,476,573	$127,937,014

+ Including securities loaned at value	$18,501,370	$30,891,230	$38,814,257	$20,562,825
* Cost of investments in securities	$677,459,495	$156,425,091	$173,542,878	$123,291,575
** Cost of short-term investments	$23,403,839	$4,181,257	$—	$1,179,790
*** Cost of foreign currencies	$5,142,986	$—	$—	$—
Class ADV:
Net assets	$3,505,025	$12,408,341	$214,397	$3,458,317
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	264,290	893,091	7,933	253,851
Net asset value and redemption price per share	$13.26	$13.89	$27.03	$13.62
Class I:
Net assets	$352,115,659	$80,425,753	$191,984,801	$4,204,246
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	26,213,747	5,735,725	7,007,773	305,047
Net asset value and redemption price per share	$13.43	$14.02	$27.40	$13.78
Class S:
Net assets	$563,406,097	$78,459,319	$277,375	$120,274,451
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	42,248,779	5,613,071	10,181	8,750,345
Net asset value and redemption price per share	$13.34	$13.98	$27.24	$13.75

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2005

	ING Oppenheimer Global Portfolio	ING Oppenheimer Strategic Income Portfolio	ING PIMCO Total Return Portfolio	ING Salomon Bros. Aggressive Growth Portfolio
ASSETS:
Investments in securities at value+*	$2,399,739,959	$337,196,505	$319,746,820	$924,868,593
Short-term investments**	272,927	40,953,363	51,628,444	46,547,584
Short-term investments at amortized cost	321,186,000	62,254,000	16,934,000	208,383,000
Cash	409,022	3,224,958	3,008,566	6,354,188
Foreign currencies at value***	6,963,458	119,533	348,424	—
Receivables:
Investment securities sold	2,319,666	558,539	17,090,924	—
Fund shares sold	349,532	60,014	3,225,431	695,380
Dividends and interest	4,693,169	3,790,077	1,794,932	434,330
Variation margin recievable	—	85,110	12,610	—
Other	—	11,470	—	—
Unrealized appreciation on forward foreign currency contracts	—	3,629,624	57,416	—
Upfront payments made on swap agreements	—	—	166,006	—
Unrealized appreciation on swap agreements	—	1,419,431	140,934	—
Total assets	2,735,933,733	453,302,624	414,154,507	1,187,283,075
LIABILITIES:
Payable for investment securities purchased	958,419	17,292,764	104,124,190	—
Payable for fund shares redeemed	2,543,766	770,209	259,868	1,474,531
Payable for futures variation margin	—	51,486	24,500	—
Payable upon receipt of securities loaned	321,186,000	62,254,000	16,934,000	208,383,000
Securities sold short	—	—	7,752,496	—
Unrealized depreciation on forward currency contracts	—	2,960,711	179,466	—
Payable to affiliates	1,399,356	182,267	226,963	764,124
Options written^	—	3,730	163,739	—
Upfront payment received from swap agreements	—	1,178,869	675,783	—
Unrealized depreciation on swap agreements	—	108,211	406,402	—
Other accrued expenses and liabilities	303,494	—	—	—
Total liabilities	326,391,035	84,802,247	130,747,407	210,621,655
NET ASSETS	$2,409,542,698	$368,500,377	$283,407,100	$976,661,420
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$2,089,653,035	$370,566,766	$279,888,390	$971,014,750
Undistributed net investment income (accumulated net investment loss or distributions in excess)	1,566,525	(301,523)	6,533,108	—
Accumulated net realized loss on investments, foreign currency related transactions, futures, options and swaps	(4,042,305)	(1,991,188)	(2,277,686)	(255,448,198)
Net unrealized appreciation or depreciation on investments foreign currency related transactions, futures, options and swaps	322,365,443	226,322	(736,712)	261,094,868
NET ASSETS	$2,409,542,698	$368,500,377	$283,407,100	$976,661,420

+	Including securities loaned at value	$310,065,073	$60,682,633	$16,605,511	$201,933,033
*	Cost of investments in securities	$2,077,238,151	$339,173,780	$320,269,470	$663,769,586
**	Cost of short-term investments	$272,951	$40,953,599	$51,624,066	$46,551,723
***	Cost of foreign currencies	$7,099,775	$114,415	$354,065	$—
^	Premiums received from options	$—	$15,949	$258,938	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2005 (CONTINUED)

	ING Oppenheimer Global Portfolio	ING Oppenheimer Strategic Income Portfolio	ING PIMCO Total Return Portfolio	ING Salomon Bros. Aggressive Growth Portfolio
Class ADV:
Net assets	$106,510,113	$5,081,516	$23,017,936	$7,842,562
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	7,691,722	509,127	2,129,379	179,712
Net asset value and redemption price per share	$13.85	$9.98	$10.81	$43.64
Class I:
Net assets	$2,262,201,314	$302,941,065	$176,607,036	$531,342,580
Shares authorized	250,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	159,641,534	30,299,549	16,175,689	11,934,727
Net asset value and redemption price per share	$14.17	$10.00	$10.92	$44.52
Class S:
Net assets	$40,831,271	$60,477,796	$83,782,128	$437,476,278
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	2,937,725	6,051,936	7,706,050	9,924,195
Net asset value and redemption price per share	$13.90	$9.99	$10.87	$44.08

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2005

	ING Salomon Bros. Large Cap Growth Portfolio	ING T. Rowe Price Diversified Mid Cap Growth Portfolio	ING T. Rowe Price Growth Equity Portfolio
ASSETS:
Investments in securities at value+*	$58,441,956	$1,222,141,348	$1,111,805,841
Short-term investments at amortized cost	—	304,867,000	164,956,000
Cash	275,272	6,537,064	37,969,082
Foreign currencies at value***	—	1,175	96,213
Receivables:
Investment securities sold	—	3,864,435	458,435
Fund shares sold	30,518	126,511	1,487,502
Dividends and interest	34,950	650,721	1,385,842
Total assets	58,782,696	1,538,188,254	1,318,158,915
LIABILITIES:
Payable for investment securities purchased	—	6,188,620	4,297,922
Payable for fund shares redeemed	599,389	3,605,944	34,460
Payable upon receipt of securities loaned	—	304,867,000	164,956,000
Payable to affiliates	57,144	738,731	800,535
Total liabilities	656,533	315,400,295	170,088,917
NET ASSETS	$58,126,163	$1,222,787,959	$1,148,069,998
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$52,897,325	$1,060,311,657	$998,705,146
Undistributed net investment income	—	—	2,799,826
Accumulated net realized gain (loss) on investments and foreign currency related transactions	314,901	19,619,189	(3,875,140)
Net unrealized appreciation on investments and foreign currency related transactions	4,913,937	142,857,113	150,440,166
NET ASSETS	$58,126,163	$1,222,787,959	$1,148,069,998

+ Including securities loaned at value	$—	$295,787,469	$160,550,748
* Cost of investments in securities	$53,528,019	$1,079,284,200	$961,359,637
*** Cost of foreign currencies	$—	$1,210	$97,173
Class ADV:
Net assets	$25,166,397	$69,685,639	$86,780,501
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	2,189,821	8,227,173	1,672,994
Net asset value and redemption price per share	$11.49	$8.47	$51.87
Class I:
Net assets	$18,672,603	$1,131,231,203	$898,101,510
Shares authorized	100,000,000	250,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	1,601,131	130,839,110	17,066,187
Net asset value and redemption price per share	$11.66	$8.65	$52.62
Class S:
Net assets	$14,287,163	$21,871,117	$163,187,987
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	1,235,331	2,557,628	3,128,459
Net asset value and redemption price per share	$11.57	$8.55	$52.16

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2005

	ING UBS U.S. Large Cap Equity Portfolio	ING Van Kampen Comstock Portfolio	ING Van Kampen Equity and Income Portfolio
ASSETS:
Investments in securities at value+*	$277,899,925	$646,825,504	$874,983,982
Short-term investments**	2,786,257	59,783,057	59,783,057
Short-term investments at amortized cost	54,508,000	75,258,000	—
Cash	316,880	378,759	—
Foreign currencies at value***	—	—	1,298
Receivables:
Investment securities sold	14,071	20,024	344,223
Fund shares sold	10,513	863,865	380,829
Dividends and interest	252,881	1,022,525	3,027,145
Total assets	335,788,527	784,151,734	938,520,534
LIABILITIES:
Payable for investment securities purchased	—	11,546,692	14,638,203
Payable for fund shares redeemed	288,434	187,962	1,020,591
Payable for interest purchased	—	—	299,675
Payable upon receipt of securities loaned	54,508,000	75,258,000	—
Payable to affiliates	207,749	625,885	465,022
Total liabilities	55,004,183	87,618,539	16,423,491
NET ASSETS	$280,784,344	$696,533,195	$922,097,043
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$338,266,784	$624,751,589	$823,412,539
Undistributed net investment income	2,425,943	7,265,945	18,809,095
Accumulated net realized gain (loss) on investments and foreign currency related transactions	(92,592,061)	41,127,838	28,135,820
Net unrealized appreciation on investments and foreign currency related transactions	32,683,678	23,387,823	51,739,589
NET ASSETS	$280,784,344	$696,533,195	$922,097,043

+ Including securities loaned at value	$52,914,433	$73,078,912	$—
* Cost of investments in securities	$245,216,000	$623,432,033	$823,238,853
** Cost of short-term investments	$2,786,504	$59,788,705	$59,788,704
*** Cost of foreign currencies	$—	$—	$1,191
Class ADV:
Net assets	$425,630	$25,454,791	$14,307,281
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	46,310	2,107,833	402,411
Net asset value and redemption price per share	$9.19	$12.08	$35.55
Class I:
Net assets	$270,691,925	$133,986,520	$847,996,781
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	29,119,479	10,963,960	23,493,485
Net asset value and redemption price per share	$9.30	$12.22	$36.09
Class S:
Net assets	$9,666,789	$537,091,884	$59,792,981
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	1,050,082	44,181,180	1,664,031
Net asset value and redemption price per share	$9.21	$12.16	$35.93

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2005

	ING American Century Large Company Value Portfolio	ING American Century Select Portfolio	ING American Century SmallCap Value Portfolio	ING Baron Small Cap Growth Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$1,713,520	$4,082,978	$1,503,976	$706,404
Interest	56,754	59,800	57,000	304,511
Securities lending income	3,675	25,678	22,074	101,533
Total investment income	1,773,949	4,168,456	1,583,050	1,112,448
EXPENSES:
Investment management fees	602,793	2,510,773	831,491	1,980,374
Distribution and service fees:
Class ADV	46,242	123,824	36,461	125,878
Class S	126,934	23,983	100,460	388,298
Administrative service fees	150,700	78,455	332,596	931,939
Total expenses	926,669	2,737,035	1,301,008	3,426,489
Net waived and reimbursed fees	—	—	(83,148)	(116,495)
Net expenses	926,669	2,737,035	1,217,860	3,309,994
Net investment income (loss)	847,280	1,431,421	365,190	(2,197,546)
REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY RELATED TRANSACTIONS:
Net realized gain on:
Investments	6,661,783	1,040,466	9,320,042	7,571,949
Foreign currency related transactions	—	2,743,885	—	—
Net realized gain on investments and foreign currency related transactions	6,661,783	3,784,351	9,320,042	7,571,949
Net change in unrealized appreciation or depreciation on:
Investments	(6,488,782)	16,386,639	(2,786,831)	11,255,372
Foreign currency related transactions	—	251,043	—	—
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	(6,488,782)	16,637,682	(2,786,831)	11,255,372
Net realized and unrealized gain on investments and foreign currency related transactions	173,001	20,422,033	6,533,211	18,827,321
Increase in net assets resulting from operations	$1,020,281	$21,853,454	$6,898,401	$16,629,775

* Foreign taxes withheld	$21,034	$75,546	$—	$652

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2005

	ING Davis Venture Value Portfolio	ING Fundamental Research Portfolio	ING Goldman Sachs® Capital Growth Portfolio	ING Goldman Sachs® Core Equity Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$813,110	$606,688	$795,198	$1,777,029
Interest	52,512	38,563	5,771	5,830
Securities lending income	303	—	2,806	5,082
Other	—	24	—	—
Total investment income	865,925	645,275	803,775	1,787,941
EXPENSES:
Investment management fees	552,895	241,999	658,891	740,881
Distribution and service fees:
Class ADV	68,675	17,992	20,735	3,056
Class S	113,863	81,273	178,319	263,068
Administrative service fees	115,509	80,667	154,883	211,682
Miscellaneous expense	—	12	—	—
Total expenses	850,942	421,943	1,012,828	1,218,687
Net investment income (loss)	14,983	223,332	(209,053)	569,254
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY RELATED TRANSACTIONS AND FUTURES:
Net realized gain (loss) on:
Investments	12,962,941	4,702,435	917,207	7,750,789
Foreign currency related transactions	(6,221)	—	—	—
Futures	—	196,143	—	(6,829)
Net realized gain on investments, foreign currency related transactions, and futures	12,956,720	4,898,578	917,207	7,743,960
Net change in unrealized appreciation or depreciation on:
Investments	(11,075,742)	(2,659,078)	(164,568)	(2,998,584)
Foreign currency related transactions	470	(2,245)	—	(3,301)
Futures	—	(10,960)	—	—
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions and futures	(11,075,272)	(2,672,283)	(164,568)	(3,001,885)
Net realized and unrealized gain on investments, foreign currency related transactions and futures	1,881,448	2,226,295	752,639	4,742,075
Increase in net assets resulting from operations	$1,896,431	$2,449,627	$543,586	$5,311,329

* Foreign taxes withheld	$15,618	$3,256	$1,135	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2005

	ING JP Morgan Fleming International Portfolio	ING JP Morgan Mid Cap Value Portfolio	ING MFS Capital Opportunities Portfolio	ING OpCap Balanced Value Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$16,769,514	$2,485,555	$2,675,682	$1,234,842
Interest	307,097	82,973	23,952	1,425,378
Securities lending income	176,901	8,143	77,756	19,120
Total investment income	17,253,512	2,576,671	2,777,390	2,679,340
EXPENSES:
Investment management fees	5,926,372	1,100,932	1,359,536	1,173,806
Distribution and service fees:
Class ADV	13,459	41,928	1,148	18,316
Class S	958,828	187,167	921	347,244
Administrative service fees	1,481,606	513,768	522,898	293,454
Total expenses	8,380,265	1,843,795	1,884,503	1,832,820
Net investment income	8,873,247	732,876	892,887	846,520
REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY RELATED TRANSACTIONS:
Net realized gain (loss) on:
Investments	15,606,563	12,106,839	21,404,330	7,799,945
Foreign currency related transactions	(682,313)	—	(10,103)	—
Net realized gain on investments and foreign currency related transactions	14,924,250	12,106,839	21,394,227	7,799,945
Net change in unrealized appreciation or depreciation on:
Investments	59,919,513	(739,943)	(20,168,080)	(5,196,957)
Foreign currency related transactions	(95,278)	—	—	—
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	59,824,235	(739,943)	(20,168,080)	(5,196,957)
Net realized and unrealized gain on investments and foreign currency related transactions	74,748,485	11,366,896	1,226,147	2,602,988
Increase in net assets resulting from operations	$83,621,732	$12,099,772	$2,119,034	$3,449,508

* Foreign taxes withheld	$1,531,762	$3,521	$25,317	$13,096

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2005

	ING Oppenheimer Global Portfolio	ING Oppenheimer Strategic Income Portfolio	ING PIMCO Total Return Portfolio	ING Salomon Bros. Aggressive Growth Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$30,662,696	$182,003	$15,708	$3,792,798
Interest, net of foreign taxes withheld*	637,868	12,018,581	8,832,807	500,097
Securities lending income	268,753	137,199	46,190	128,279
Total investment income	31,569,317	12,337,783	8,894,705	4,421,174
EXPENSES:
Investment management fees	11,064,267	1,540,037	1,143,901	6,273,151
Distribution and service fees:
Class ADV	632,836	21,542	93,688	26,209
Class S	46,843	152,035	197,548	989,005
Administrative service fees	1,106,400	123,204	800,729	1,204,616
Total expenses	12,850,346	1,836,818	2,235,866	8,492,981
Net waived and reimbursed fees	(12,658)	(26,063)	—	—
Net expenses	12,837,688	1,810,755	2,235,866	8,492,981
Net investment income (loss)	18,731,629	10,527,028	6,658,839	(4,071,807)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY RELATED TRANSACTIONS, FUTURES, OPTIONS AND SWAPS:
Net realized gain (loss) on:
Investments	39,123,465	(526,467)	(2,150,505)	40,718,226
Foreign currency related transactions	(1,044,736)	(2,726,712)	557,689	—
Futures, options and swaps	—	(1,172,949)	247,979	—
Net realized gain (loss) on investments, foreign currency related transactions, futures, options and swaps	38,078,729	(4,426,128)	(1,344,837)	40,718,226
Net change in unrealized appreciation or depreciation on:
Investments	301,627,318	(2,711,857)	(1,233,923)	52,471,455
Foreign currency related transactions	(231,188)	717,257	1,081,063	—
Futures, options and swaps	—	1,562,484	(441,336)	—
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, futures, options and swaps	301,396,130	(432,116)	(594,196)	52,471,455
Net realized and unrealized gain (loss) on investments, foreign currency related transactions, futures, options and swaps	339,474,859	(4,858,244)	(1,939,033)	93,189,681
Increase in net assets resulting from operations	$358,206,488	$5,668,784	$4,719,806	$89,117,874

* Foreign taxes withheld	$2,015,329	$122,188	$(18,994)	$24,761

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2005

	ING Salomon Bros. Large Cap Growth Portfolio	ING T. Rowe Price Diversified Mid Cap Growth Portfolio	ING T. Rowe Price Growth Equity Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$536,358	$5,866,872	$10,455,957
Interest	1,683	15,197	690,811
Securities lending income	—	96,671	70,925
Total investment income	538,041	5,978,740	11,217,693
EXPENSES:
Investment management fees	404,581	6,135,183	5,968,337
Distribution and service fees:
Class ADV	144,247	349,176	409,422
Class S	37,007	57,210	189,650
Administrative service fees	126,433	191,709	1,492,074
Total expenses	712,268	6,733,278	8,059,483
Net waived and reimbursed fees	—	(6,943)	—
Net expenses	712,268	6,726,335	8,059,483
Net investment income (loss)	(174,227)	(747,595)	3,158,210
REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY RELATED TRANSACTIONS:
Net realized gain (loss) on:
Investments	740,873	21,372,546	54,713,320
Foreign currency related transactions	—	18,842	(398,223)
Net realized gain on investments and foreign currency related transactions	740,873	21,391,388	54,315,097
Net change in unrealized appreciation or depreciation on:
Investments	2,548,360	124,275,307	8,250,646
Foreign currency related transactions	—	(35)	(9,690)
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	2,548,360	124,275,272	8,240,956
Net realized and unrealized gain on investments and foreign currency related transactions	3,289,233	145,666,660	62,556,053
Increase in net assets resulting from operations	$3,115,006	$144,919,065	$65,714,263

* Foreign taxes withheld	$—	$13,257	$218,442

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2005

	ING UBS U.S. Large Cap Equity Portfolio	ING Van Kampen Comstock Portfolio	ING Van Kampen Equity & Income Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$4,641,367	$12,332,086	$14,559,015
Interest	54,583	736,802	9,489,476
Securities lending income	17,153	22,949	49
Total investment income	4,713,103	13,091,837	24,048,540
EXPENSES:
Investment management fees	1,869,865	3,246,569	4,948,718
Distribution and service fees:
Class ADV	850	83,936	62,176
Class S	13,765	1,069,586	96,216
Administrative service fees	400,686	1,886,617	179,939
Total expenses	2,285,166	6,286,708	5,287,049
Net waived and reimbursed fees	—	(462,722)	—
Net expenses	2,285,166	5,823,986	5,287,049
Net investment income	2,427,937	7,267,851	18,761,491
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY RELATED TRANSACTIONS, FUTURES, OPTIONS AND SWAPS:
Net realized gain (loss) on:
Investments	16,383,118	41,320,450	30,303,983
Foreign currency related transactions	—	—	47,626
Futures, options and swaps	—	—	(1,964,025)
Net realized gain on investments, foreign currency related transactions, futures, options and swaps	16,383,118	41,320,450	28,387,584
Net change in unrealized appreciation or depreciation on:
Investments	5,356,121	(22,798,099)	39,278,146
Foreign currency related transactions	—	—	107
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	5,356,121	(22,798,099)	39,278,253
Net realized and unrealized gain on investments, foreign currency related transactions, futures, options and swaps	21,739,239	18,522,351	67,665,837
Increase in net assets resulting from operations	$24,167,176	$25,790,202	$86,427,328

* Foreign taxes withheld	$—	$145,034	$267,258

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING American Century Large Company Value Portfolio		ING American Century Select Portfolio
	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2005	Year Ended December 31, 2004
FROM OPERATIONS:
Net investment income (loss)	$847,280	$774,263	$1,431,421	$(202,910)
Net realized gain on investments and foreign currency related transactions	6,661,783	3,164,747	3,784,351	9,509,329
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	(6,488,782)	2,972,327	16,637,682	(2,714,442)
Net increase in net assets resulting from operations	1,020,281	6,911,337	21,853,454	6,591,977
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(68,599)	(49,520)	—	—
Class I	(179,496)	(19,821)	—	—
Class S	(521,380)	(499,364)	—	—
Total distributions	(769,475)	(568,705)	—	—
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	48,249,646	14,836,273	284,479,850	228,406,674
Dividends reinvested	769,474	568,705	—	—
	49,019,120	15,404,978	284,479,850	228,406,674
Cost of shares redeemed	(32,619,007)	(15,777,594)	(118,024,396)	(46,520,781)
Net increase (decrease) in net assets resulting from capital share transactions	16,400,113	(372,616)	166,455,454	181,885,893
Net increase in net assets	16,650,919	5,970,016	188,308,908	188,477,870
NET ASSETS:
Beginning of year	77,906,804	71,936,788	246,070,609	57,592,739
End of year	$94,557,723	$77,906,804	$434,379,517	$246,070,609
Undistributed net investment income at end of year	$833,524	$773,682	$4,356,244	$180,938

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING American Century Small Cap Value Portfolio		ING Baron Small Cap Growth Portfolio
	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2005	Year Ended December 31, 2004
FROM OPERATIONS:
Net investment income (loss)	$365,190	$70,477	$(2,197,546)	$(915,140)
Net realized gain (loss) on investments and foreign currency related transactions	9,320,042	5,269,264	7,571,949	(3,243,640)
Net change in unrealized appreciation or depreciation on investments and foreign currency related transactions	(2,786,831)	4,289,625	11,255,372	31,610,332
Net increase in net assets resulting from operations	6,898,401	9,629,366	16,629,775	27,451,552
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(9,562)	—	—	—
Class I	(193,431)	(53,804)	—	—
Class S	(74,329)	(9,978)	—	—
Net realized gains:
Class ADV	(1,143,069)	(327,424)	—	—
Class I	(5,000,736)	(1,720,743)	—	—
Class S	(4,715,809)	(2,337,402)	—	—
Total distributions	(11,136,936)	(4,449,351)	—	—
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	41,255,914	49,551,353	184,661,901	91,041,407
Dividends reinvested	11,136,936	4,449,351	—	—
	52,392,850	54,000,704	184,661,901	91,041,407
Cost of shares redeemed	(19,356,113)	(10,879,758)	(41,707,603)	(15,993,010)
Net increase in net assets resulting from capital share transactions	33,036,737	43,120,946	142,954,298	75,048,397
Net increase in net assets	28,798,202	48,300,961	159,584,073	102,499,949
NET ASSETS:
Beginning of year	71,514,743	23,213,782	161,171,748	58,671,799
End of year	$100,312,945	$71,514,743	$320,755,821	$161,171,748
Undistributed net investment income at end of year	$55,273	$2,506	$38,018	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Davis Venture Value Portfolio		ING Fundamental Research Portfolio
	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2005	Year Ended December 31, 2004
FROM OPERATIONS:
Net investment income	$14,983	$12,313	$223,332	$416,677
Net realized gain on investments, foreign currency related transactions, futures, options and swaps	12,956,720	3,852,778	4,898,578	1,119,788
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, futures, options and swaps	(11,075,272)	1,249,516	(2,672,283)	2,699,833
Net increase in net assets resulting from operations	1,896,431	5,114,607	2,449,627	4,236,298
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(5,573)	—	(27,298)	(14,333)
Class I	(7,346)	—	(49,929)	(30,448)
Class S	—	—	(339,663)	(221,996)
Total distributions	(12,919)	—	(416,890)	(266,777)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	19,075,747	20,253,033	6,671,750	12,671,341
Net proceeds from shares issued in merger	—	—	6,558,722	—
Dividends reinvested	12,919	—	416,890	266,777
	19,088,666	20,253,033	13,647,362	12,938,118
Cost of shares redeemed	(34,385,548)	(17,278,626)	(21,847,250)	(12,508,582)
Net increase (decrease) in net assets resulting from capital share transactions	(15,296,882)	2,974,407	(8,199,888)	429,536
Net increase (decrease) in net assets	(13,413,370)	8,089,014	(6,167,151)	4,399,057
NET ASSETS:
Beginning of year	69,648,281	61,559,267	47,328,782	42,929,725
End of year	$56,234,911	$69,648,281	$41,161,631	$47,328,782
Undistributed net investment income at end of year	$8,141	$12,298	$220,088	$414,732

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Goldman Sachs® Capital Growth Portfolio		ING Goldman Sachs® Core Equity Portfolio
	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2005	Year Ended December 31, 2004
FROM OPERATIONS:
Net investment income (loss)	$(209,053)	$251,129	$569,254	$907,307
Net realized gain (loss) on investments, foreign currency related transactions, futures, options and swaps	917,207	(2,116,669)	7,743,960	11,223,685
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, futures, options and swaps	(164,568)	9,678,762	(3,001,885)	566,328
Net increase in net assets resulting from operations	543,586	7,813,222	5,311,329	12,697,320
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	—	—	(7,453)	(68)
Class I	(9,755)	(5,353)	(15)	(6)
Class S	(226,138)	(38,908)	(891,307)	(317,101)
Net realized gains:
Class ADV	—	—	(75,142)	(657)
Class I	—	—	(150)	(56)
Class S	—	—	(11,280,104)	(4,264,459)
Total distributions	(235,893)	(44,261)	(12,254,171)	(4,582,347)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	8,276,562	8,567,337	9,121,069	19,953,344
Dividends reinvested	235,892	44,261	12,254,177	4,582,347
	8,512,454	8,611,598	21,375,246	24,535,691
Cost of shares redeemed	(41,616,066)	(17,662,517)	(26,870,423)	(16,037,730)
Net increase (decrease) in net assets resulting from capital share transactions	(33,103,612)	(9,050,919)	(5,495,177)	8,497,961
Net increase (decrease) in net assets	(32,795,919)	(1,281,958)	(12,438,019)	16,612,934
NET ASSETS:
Beginning of year	95,231,753	96,513,711	113,112,066	96,499,132
End of year	$62,435,834	$95,231,753	$100,674,047	$113,112,066
Undistributed net investment income at end of year	$3,322	$246,661	$558,080	$899,904

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING JPMorgan Fleming International Portfolio		ING JPMorgan Mid Cap Value Portfolio
	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2005	Year Ended December 31, 2004
FROM OPERATIONS:
Net investment income	$8,873,247	$5,600,715	$732,876	$232,441
Net realized gain on investments, foreign currency related transactions, futures, options and swaps	14,924,250	9,822,077	12,106,839	4,594,684
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, futures, options and swaps	59,824,235	68,725,679	(739,943)	9,418,762
Net increase in net assets resulting from operations	83,621,732	84,148,471	12,099,772	14,245,887
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(13,389)	(16,919)	(20,785)	—
Class I	(2,668,525)	(3,834,376)	(401,198)	(146,244)
Class S	(2,914,895)	(965,386)	(214,725)	(90,240)
Net realized gains:
Class ADV	—	—	(837,030)	(143,820)
Class I	—	—	(5,487,183)	(1,604,710)
Class S	—	—	(5,587,089)	(1,866,604)
Total distributions	(5,596,809)	(4,816,681)	(12,548,010)	(3,851,618)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	460,466,142	271,489,659	76,471,872	86,225,669
Dividends reinvested	5,596,809	4,816,681	12,548,010	3,851,618
	466,062,951	276,306,340	89,019,882	90,077,287
Cost of shares redeemed	(203,247,154)	(125,236,722)	(41,841,366)	(10,296,101)
Net increase in net assets resulting from capital share transactions	262,815,797	151,069,618	47,178,516	79,781,186
Net increase in net assets	340,840,720	230,401,408	46,730,278	90,175,455
NET ASSETS:
Beginning of year	578,186,061	347,784,653	124,563,135	34,387,680
End of year	$919,026,781	$578,186,061	$171,293,413	$124,563,135
Undistributed net investment income at end of year	$8,267,001	$5,139,495	$37,022	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING MFS Capital Opportunities Portfolio		ING OpCap Balanced Value Portfolio
	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2005	Year Ended December 31, 2004
FROM OPERATIONS:
Net investment income	$892,887	$2,024,912	$846,520	$554,508
Net realized gain on investments, foreign currency related transactions, futures, options and swaps	21,394,227	30,511,144	7,799,945	17,732,737
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, futures, options and swaps	(20,168,080)	(4,586,292)	(5,196,957)	(2,872,304)
Net increase in net assets resulting from operations	2,119,034	27,949,764	3,449,508	15,414,941
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(946)	(939)	(7,580)	(28,287)
Class I	(1,677,923)	(1,043,438)	(28,329)	(34,098)
Class S	(1,735)	(1,317)	(520,776)	(1,427,497)
Total distributions	(1,680,604)	(1,045,694)	(556,685)	(1,489,882)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	5,877,627	5,104,811	13,204,322	31,380,980
Dividends reinvested	1,680,603	1,045,694	556,685	1,489,882
	7,558,230	6,150,505	13,761,007	32,870,862
Cost of shares redeemed	(50,839,039)	(45,826,717)	(56,688,446)	(23,107,632)
Net increase (decrease) in net assets resulting from capital share transactions	(43,280,809)	(39,676,212)	(42,927,439)	9,763,230
Net increase (decrease) in net assets	(42,842,379)	(12,772,142)	(40,034,616)	23,688,289
NET ASSETS:
Beginning of year	235,318,952	248,091,094	167,971,630	144,283,341
End of year	$192,476,573	$235,318,952	$127,937,014	$167,971,630
Undistributed net investment income at end of year	$880,670	$1,678,490	$844,339	$554,504

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Oppenheimer Global Portfolio		ING Oppenheimer Strategic Income Portfolio
	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2005	Year Ended December 31, 2004
FROM OPERATIONS:
Net investment income	$18,731,629	$750,696	$10,527,028	$290,483
Net realized gain (loss) on investments, foreign currency related transactions, futures, options and swaps	38,078,729	1,515,571	(4,426,128)	(244,797)
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, futures, options and swaps	301,396,130	19,246,415	(432,116)	658,438
Net increase in net assets resulting from operations	358,206,488	21,512,682	5,668,784	704,124
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(274,831)	(9,068)	(97,781)	(5,702)
Class I	(18,570,448)	(366,693)	(6,830,671)	(194,710)
Class S	(262,232)	(3,190)	(1,224,476)	(103,399)
Net realized gains:
Class ADV	(1,887,663)	(127,791)	—	—
Class I	(38,556,836)	(778,632)	—	—
Class S	(623,934)	(166,005)	—	—
Total distributions	(60,175,944)	(1,451,379)	(8,152,928)	(303,811)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	1,313,067,141	971,601,118	257,525,626	182,185,564
Dividends reinvested	60,175,944	1,451,379	8,152,928	294,361
	1,373,243,085	973,052,497	265,678,554	182,479,925
Cost of shares redeemed	(251,779,828)	(18,638,346)	(62,468,193)	(15,106,078)
Net increase in net assets resulting from capital share transactions	1,121,463,257	954,414,151	203,210,361	167,373,847
Net increase in net assets	1,419,493,801	974,475,454	200,726,217	167,774,160
NET ASSETS:
Beginning of year	990,048,897	15,573,443	167,774,160	—
End of year	$2,409,542,698	$990,048,897	$368,500,377	$167,774,160
Undistributed net investment income (accumulated net investment loss or distributions in excess) at end of year	$1,566,525	$(99,311)	$(301,523)	$52,423

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING PIMCO Total Return Portfolio		ING Salomon Brothers Aggressive Growth Portfolio
	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2005	Year Ended December 31, 2004
FROM OPERATIONS:
Net investment income (loss)	$6,658,839	$1,877,340	$(4,071,807)	$310,362
Net realized gain (loss) on investments, foreign currency related transactions, futures, options and swaps	(1,344,837)	5,075,591	40,718,226	11,495,281
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, futures, options and swaps	(594,196)	(711,203)	52,471,455	66,881,864
Net increase in net assets resulting from operations	4,719,806	6,241,728	89,117,874	78,687,507
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(278,056)	—	—	—
Class I	(2,420,204)	—	—	—
Class S	(1,260,749)	—	—	—
Net realized gains:
Class ADV	(236,721)	(138,031)	—	—
Class I	(1,621,001)	(669,551)	—	—
Class S	(946,778)	(597,319)	—	—
Total distributions	(6,763,509)	(1,404,901)	—	—
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	156,194,806	118,610,539	321,714,457	353,252,299
Dividends reinvested	6,763,510	1,404,901	—	—
	162,958,316	120,015,440	321,714,457	353,252,299
Cost of shares redeemed	(59,280,406)	(47,628,925)	(369,126,556)	(122,559,959)
Net increase (decrease) in net assets resulting from capital share transactions	103,677,910	72,386,515	(47,412,099)	230,692,340
Net increase in net assets	101,634,207	77,223,342	41,705,775	309,379,847
NET ASSETS:
Beginning of year	181,772,893	104,549,551	934,955,645	625,575,798
End of year	$283,407,100	$181,772,893	$976,661,420	$934,955,645
Undistributed net investment income at end of year	$6,533,108	$3,791,391	$—	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Salomon Brothers Large Cap Growth Portfolio		ING T. Rowe Price Diversified Mid Cap Portfolio
	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2005	Year Ended December 31, 2004
FROM OPERATIONS:
Net investment loss	$(174,227)	$(226,938)	$(747,595)	$(1,287,517)
Net realized gain on investments, foreign currency related transactions, futures, options and swaps	740,873	6,250,008	21,391,388	26,980,149
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, futures, options and swaps	2,548,360	(3,299,831)	124,275,272	(4,016,793)
Net increase in net assets resulting from operations	3,115,006	2,723,239	144,919,065	21,675,839
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net realized gains:
Class ADV	(2,850,971)	(1,902,819)	(1,195,725)	—
Class I	(2,054,680)	(56)	(18,009,139)	—
Class S	(1,369,162)	(56)	(369,650)	—
Total distributions	(6,274,813)	(1,902,931)	(19,574,514)	—
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	11,904,700	40,323,776	705,259,094	480,424,948
Dividends reinvested	6,274,813	1,902,931	19,574,514	—
	18,179,513	42,226,707	724,833,608	480,424,948
Cost of shares redeemed	(25,006,303)	(17,871,217)	(211,755,331)	(90,452,549)
Net increase (decrease) in net assets resulting from capital share transactions	(6,826,790)	24,355,490	513,078,277	389,972,399
Net increase (decrease) in net assets	(9,986,597)	25,175,798	638,422,828	411,648,238
NET ASSETS:
Beginning of year	68,112,760	42,936,962	584,365,131	172,716,893
End of year	$58,126,163	$68,112,760	$1,222,787,959	$584,365,131
Undistributed net investment income at end of year	$—	$—	$—	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING T. Rowe Price Growth Equity Portfolio		ING UBS U.S. Large Cap Equity Portfolio
	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2005	Year Ended December 31, 2004
FROM OPERATIONS:
Net investment income	$3,158,210	$5,330,870	$2,427,937	$3,166,091
Net realized gain on investments, foreign currency related transactions, futures, options and swaps	54,315,097	41,153,242	16,383,118	29,862,666
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, futures, options and swaps	8,240,956	34,583,274	5,356,121	3,164,759
Net increase in net assets resulting from operations	65,714,263	81,067,386	24,167,176	36,193,516
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(86,062)	—	(913)	(173)
Class I	(4,157,878)	(1,272,937)	(2,317,124)	(2,047,360)
Class S	(459,082)	(4,880)	(36,503)	(11,802)
Total distributions	(4,703,022)	(1,277,817)	(2,354,540)	(2,059,335)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	261,255,686	198,580,862	36,702,100	10,253,458
Dividends reinvested	4,703,022	1,277,817	2,354,540	2,059,335
	265,958,708	199,858,679	39,056,640	12,312,793
Cost of shares redeemed	(106,445,922)	(90,490,737)	(49,737,719)	(42,939,834)
Net increase (decrease) in net assets resulting from capital share transactions	159,512,786	109,367,942	(10,681,079)	(30,627,041)
Net increase in net assets	220,524,027	189,157,511	11,131,557	3,507,140
NET ASSETS:
Beginning of year	927,545,971	738,388,460	269,652,787	266,145,647
End of year	$1,148,069,998	$927,545,971	$280,784,344	$269,652,787
Undistributed net investment income at end of year	$2,799,826	$4,708,299	$2,425,943	$2,352,546

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Van Kampen Comstock Portfolio		ING Van Kampen Equity & Income Portfolio
	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2005	Year Ended December 31, 2004
FROM OPERATIONS:
Net investment income	$7,267,851	$3,047,871	$18,761,491	$972,892
Net realized gain on investments, foreign currency related transactions, futures, options and swaps	41,320,450	21,126,731	28,387,584	1,907,315
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, futures, options and swaps	(22,798,099)	21,244,254	39,278,253	11,488,066
Net increase in net assets resulting from operations	25,790,202	45,418,856	86,427,328	14,368,273
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(58,758)	—	(2,613)	(258)
Class I	(597,068)	—	(934,945)	(22,124)
Class S	(2,370,408)	—	—	(61,002)
Net realized gains:
Class ADV	(638,099)	(49,401)	(11,548)	—
Class I	(3,495,178)	(258,350)	(937,820)	—
Class S	(16,744,159)	(969,765)	(29,541)	—
Total distributions	(23,903,670)	(1,277,516)	(1,916,467)	(83,384)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	315,024,796	192,149,706	572,188,500	579,104,218
Dividends reinvested	23,903,670	1,277,516	1,916,468	83,384
	338,928,466	193,427,222	574,104,968	579,187,602
Cost of shares redeemed	(44,956,448)	(18,083,859)	(331,095,654)	(19,644,769)
Net increase in net assets resulting from capital share transactions	293,972,018	175,343,363	243,009,314	559,542,833
Net increase in net assets	295,858,550	219,484,703	327,520,175	573,827,722
NET ASSETS:
Beginning of year	400,674,645	181,189,942	594,576,868	20,749,146
End of year	$696,533,195	$400,674,645	$922,097,043	$594,576,868
Undistributed net investment income at end of year	$7,265,945	$3,024,328	$18,809,095	$937,536

See Accompanying Notes to Financial Statements

ING AMERICAN CENTURY LARGE COMPANY VALUE PORTFOLIO	FINANCIAL HIGHLIGHTS

Selected data for a share outstanding for each period.

	Class I
	Year Ended December 31,				December 10, 2001(1) to December 31,
	2005	2004	2003	2002	2001
Per Share Operating Performance:
Net asset value, beginning of period	$14.22	13.03	9.97	12.90	12.92
Income (loss) from investment operations:
Net investment income	$0.21	0.17	0.06	0.03	0.01
Net realized and unrealized gain (loss) on investments	$0.00	1.15	3.09	(2.94)	(0.03)
Total from investment operations	$0.21	1.32	3.15	(2.91)	(0.02)
Less distributions:
Net investment income	$(0.19)	(0.13)	(0.09)	(0.01)	—
Net realized gain on investments	$—	—	—	(0.01)	—
Total distributions	$(0.19)	(0.13)	(0.09)	(0.02)	—
Net asset value, end of period	$14.24	14.22	13.03	9.97	12.90
Total Return(2)%	1.51	10.24	31.74	(22.59)	(0.15)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	39,624	2,956	1,077	35	10
Ratios to average net assets:
Expenses(3)%	1.00	1.00	1.00	1.00	1.00
Net investment income(3)%	1.50	1.39	1.20	0.98	0.83
Portfolio turnover rate %	105	38	38	47	1

	Class S
	Year Ended December 31,				December 10, 2001(1) to December 31,
	2005	2004	2003	2002	2001
Per Share Operating Performance:
Net asset value, beginning of period	$14.17	12.98	9.94	12.89	12.92
Income (loss) from investment operations:
Net investment income	$0.15	0.15	0.11	0.07	0.00 *
Net realized and change in unrealized gain (loss) on investments	$0.02	1.14	3.00	(3.01)	(0.03)
Total from investment operations	$0.17	1.29	3.11	(2.94)	(0.03)
Less distributions:
Net investment income	$(0.14)	(0.10)	(0.07)	(0.00)*	—
Net realized gain on investments	$—	—	—	(0.01)	—
Total distributions	$(0.14)	(0.10)	(0.07)	(0.01)	—
Net asset value, end of period	$14.20	14.17	12.98	9.94	12.89
Total Return(2)%	1.26	10.05	31.34	(22.84)	(0.23)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$43,127	66,267	63,547	46,345	50,415
Ratios to average net assets:
Expenses(3)%	1.25	1.25	1.25	1.25	1.25
Net investment income(3)%	1.06	1.05	1.00	0.70	0.58
Portfolio turnover rate %	105	38	38	47	1

(1)              Commencement of operations.

(2)              Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract changes. Total return for periods less than one year is not annualized.

(3)              Annualized for periods less than one year.

*                    Amount is less than $0.005 or $(0.005).

See Notes to Financial Statements.

ING AMERICAN CENTURY LARGE COMPANY VALUE PORTFOLIO (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share outstanding for each period.

	Class ADV
	Year Ended December 31,				December 10, 2001(1) to December 31,
	2005	2004	2003	2002	2001
Per Share Operating Performance:
Net asset value, beginning of period	$14.05	12.89	9.90	12.89	12.92
Income (loss) from investment operations:
Net investment income	$0.12 †	0.10	0.08	0.03	0.00 *
Net realized and unrealized gain (loss) on investments	$0.03	1.14	2.99	(3.00)	(0.03)
Total from investment operations	$0.15	1.24	3.07	(2.97)	(0.03)
Less distributions:
Net investment income	$(0.12)	(0.08)	(0.08)	(0.01)	—
Net realized gain on investments	$—	—	—	(0.01)	—
Total distributions	$(0.12)	(0.08)	(0.08)	(0.02)	—
Net asset value, end of period	$14.08	14.05	12.89	9.90	12.89
Total Return(2)%	1.09	9.70	31.13	(23.08)	(0.23)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$11,806	8,684	7,313	5,197	10
Ratios to average net assets:
Expenses(3)%	1.50	1.50	1.50	1.50	1.50
Net investment income(3)%	0.87	0.81	0.75	0.99	0.41
Portfolio turnover rate %	105	38	38	47	1

(1)              Commencement of operations.

(2)              Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract changes. Total return for periods less than one year is not annualized.

(3)              Annualized for periods less than one year.

*                    Amount is less than $0.005.

†                    Per share numbers have been calculated using the average number of shares outstanding throughout the period.

See Notes to Financial Statements.

ING AMERICAN CENTURY SELECT PORTFOLIO	FINANCIAL HIGHLIGHTS

Selected data for a share outstanding for each period.

	Class I
	Year Ended December 31,					December 10, 2001(1) to December 31,
	2005		2004	2003	2002	2001
Per Share Operating Performance:
Net asset value, beginning of period	$9.35		8.90	6.62	9.85	9.92
Income (loss) from investment operations:
Net investment income (loss)	$0.03		0.00 *	(0.01)	(0.00)*	0.00 *
Net realized and unrealized gain (loss) on investments	$0.06		0.45	2.29	(3.23)	(0.07)
Total from investment operations	$0.09		0.45	2.28	(3.23)	(0.07)
Net asset value, end of period	$9.44		9.35	8.90	6.62	9.85
Total Return(2)%	0.96	†	5.06	34.44	(32.79)	(0.71)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$404,822		202,265	721	82	10
Ratios to average net assets:
Expenses(3)%	0.66		0.90	1.00	1.00	1.00
Net investment income(3)%	0.41		0.38	(0.21)	(0.09)	0.50
Portfolio turnover rate %	133		506	169	245	6

	Class S
	Year Ended December 31,					December 10, 2001(1) to December 31,
	2005		2004	2003	2002	2001
Per Share Operating Performance:
Net asset value, beginning of period	$9.27		8.85	6.60	9.85	9.92
Income (loss) from investment operations:
Net investment income (loss)	$0.02		(0.00)*	(0.02)	(0.01)	0.00 *
Net realized and unrealized gain (loss) on investments	$0.04		0.42	2.27	(3.24)	(0.07)
Total from investment operations	$0.06		0.42	2.25	(3.25)	(0.07)
Net asset value, end of period	$9.33		9.27	8.85	6.60	9.85
Total Return(2)%	0.65	†	4.75	34.29	(33.10)	(0.71)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$8,168		13,482	2,874	321	10
Ratios to average net assets:
Expenses(3)%	0.91		1.15	1.25	1.25	1.25
Net investment income(3)%	0.11		(0.10)	(0.45)	(0.31)	0.17
Portfolio turnover rate %	133		506	169	245	6

(1)              Commencement of operations.

(2)              Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract changes. Total return for periods less than one year is not annualized.

(3)              Annualized for periods less than one year.

*                    Amount is less than $0.005 or $(0.005).

See Notes to Financial Statements.

ING AMERICAN CENTURY SELECT PORTFOLIO (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share outstanding for each period.

	Class ADV
	Year Ended December 31,				December 10, 2001(1) to December 31,
	2005	2004	2003	2002	2001
Per Share Operating Performance:
Net asset value, beginning of period	$9.20	8.81	6.58	9.85	9.92
Income (loss) from investment operations:
Net investment loss	$(0.01)	(0.08)	(0.05)	(0.05)	(0.00)*
Net realized and unrealized gain (loss) on investments	$0.05	0.47	2.28	(3.22)	(0.07)
Total from investment operations	$0.04	0.39	2.23	(3.27)	(0.07)
Net asset value, end of period	$9.24	9.20	8.81	6.58	9.85
Total Return(2)%	0.43 †	4.43	33.89	(33.20)	(0.71)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$21,390	30,324	53,998	45,533	38,319
Ratios to average net assets:
Expenses(3)%	1.16	1.40	1.50	1.50	1.48
Net investment income(3)%	(0.13)	(0.60)	(0.70)	(0.65)	(0.06)
Portfolio turnover rate %	133	506	169	245	6

(1)              Commencement of operations.

(2)              Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract changes. Total return for periods less than one year is not annualized.

(3)              Annualized for periods less than one year.

*                    Amount is more than $(0.005).

†                    In 2005, the Sub-Adviser fully reimbursed the Portfolio for a loss on a transaction not meeting the Portfolio’s investment guidelines, which did not impact total return.

See Notes to Financial Statements.

ING AMERICAN CENTURY SMALL CAP VALUE PORTFOLIO	FINANCIAL HIGHLIGHTS

Selected data for a share outstanding for each period.

	Class I
	Year Ended December 31,			May 1, 2002(1) to December 31,
	2005	2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of period	$12.24	10.77	8.16	10.00
Income (loss) from investment operations:
Net investment income	$0.06	0.03	0.02	0.01
Net realized and unrealized gain (loss) on investments	$0.94	2.28	2.89	(1.84)
Total from investment operations	$1.00	2.31	2.91	(1.83)
Less distributions:
Net investment income	$(0.05)	(0.02)	(0.03)	(0.01)
Net realized gain on investments	$(1.42)	(0.82)	(0.27)	—
Total distributions	$(1.47)	(0.84)	(0.30)	(0.01)
Net asset value, end of period	$11.77	12.24	10.77	8.16
Total Return(2)%	8.17	21.61	35.84	(18.36)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$46,237	28,433	8,007	669
Ratios to average net assets:
Net expenses after expense reimbursement(3)%	1.30	1.30	1.32	1.40
Gross expenses prior to expense reimbursement(3)%	1.30	1.30	1.40	1.40
Net investment income(3)%	0.61	0.35	0.53	0.48
Portfolio turnover rate %	101	107	137	70

	Class S
	Year Ended December 31,			May 1, 2002(1) to December 31,
	2005	2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of period	$12.22	10.76	8.15	10.00
Income (loss) from investment operations:
Net investment income	$0.04	0.00 *	0.02	0.00 *
Net realized and unrealized gain (loss) on investments	$0.92	2.28	2.87	(1.85)
Total from investment operations	$0.96	2.28	2.89	(1.85)
Less distributions:
Net investment income	$(0.02)	(0.00)*	(0.01)	(0.00)*
Net realized gain on investments	$(1.42)	(0.82)	(0.27)	—
Total distributions	$(1.44)	(0.82)	(0.28)	(0.00)
Net asset value, end of period	$11.74	12.22	10.76	8.15
Total Return(2)%	7.85	21.34	35.49	(18.48)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$43,053	37,816	12,363	6,324
Ratios to average net assets:
Net expenses after expense reimbursement(3)%	1.55	1.55	1.57	1.65
Gross expenses prior to expense reimbursement(3)%	1.55	1.55	1.65	1.65
Net investment income(3)%	0.35	0.09	0.23	0.09
Portfolio turnover rate %	101	107	137	70

(1)              Commencement of operations.

(2)              Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract changes. Total return for periods less than one year is not annualized.

(3)              Annualized for periods less than one year.

*                    Amount is less than $0.005 or $(0.005).

See Notes to Financial Statements.

ING AMERICAN CENTURY SMALL CAP VALUE PORTFOLIO (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share outstanding for each period.

	Class ADV
	Year Ended December 31,			May 1, 2002(1) to December 31,
	2005	2004	2003	2002

Per Share Operating Performance:
Net asset value, beginning of period	$12.13	10.71	8.13	10.00
Income (loss) from investment operations:
Net investment income (loss)	$0.01	(0.02)	0.01	0.00 *
Net realized and unrealized gain (loss) on investments	$0.92	2.26	2.84	(1.86)
Total from investment operations	$0.93	2.24	2.85	(1.86)
Less distributions:
Net investment income	$(0.01)	—	(0.00)*	(0.01)
Net realized gain on investments	$(1.42)	(0.82)	(0.27)	—
Total distributions	$(1.43)	(0.82)	(0.27)	(0.01)
Net asset value, end of period	$11.63	12.13	10.71	8.13
Total Return(2)%	7.65	21.03	35.08	(18.62)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$11,023	5,266	2,843	815
Ratios to average net assets:
Net expenses after expense reimbursement(3)%	1.80	1.80	1.82	1.90
Gross expenses prior to expense reimbursement(3)%	1.80	1.80	1.90	1.90
Net investment income(3)%	0.10	(0.14)	0.00 *	0.06
Portfolio turnover rate %	101	107	137	70

(1)        Commencement of operations.

(2)    Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract changes. Total return for periods less than one year is not annualized.

(3)        Annualized for periods less than one year.

*            Amount is less than $0.005, $(0.005) or 0.005%.

See Notes to Financial Statements.

ING BARON SMALL CAP GROWTH PORTFOLIO	FINANCIAL HIGHLIGHTS

Selected data for a share outstanding for each period.

	Class I
	Year Ended December 31,			May 1, 2002(1) to December 31,
	2005	2004	2003	2002

Per Share Operating Performance:
Net asset value, beginning of period	$15.06	11.74	8.77	10.00
Income (loss) from investment operations:
Net investment loss	$(0.14)*	(0.07)	(0.05)	(0.03)
Net realized and unrealized gain (loss) on investments	$1.29	3.39	3.02	(1.20)
Total from investment operations	$1.15	3.32	2.97	(1.23)
Net asset value, end of period	$16.21	15.06	11.74	8.77
Total Return %	7.64	28.28	33.87	(12.30)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$81,664	29,954	10,522	706
Ratios to average net assets:
Net expenses after expense reimbursement(3)%	1.20	1.20	1.21	1.25
Gross expenses prior to expense reimbursement(3)%	1.25	1.20	1.25	1.25
Net investment loss(3)%	(0.87)	(0.71)	(0.90)	(1.01)
Portfolio turnover rate %	11	19	19	12

	Class S
	Year Ended December 31,			May 1, 2002(1) to December 31,
	2005	2004	2003	2002

Per Share Operating Performance:
Net asset value, beginning of period	$14.96	11.69	8.76	10.00
Income (loss) from investment operations:
Net investment loss	$(0.14)*	(0.09)	(0.07)	(0.06)
Net realized and unrealized gain (loss) on investments	$1.24	3.36	3.00	(1.18)
Total from investment operations	$1.10	3.27	2.93	(1.24)
Net asset value, end of period	$16.06	14.96	11.69	8.76
Total Return %	7.35	27.97	33.45	(12.40)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$207,527	114,112	44,200	7,793
Ratios to average net assets:
Net expenses after expense reimbursement(3)%	1.45	1.45	1.46	1.50
Gross expenses prior to expense reimbursement(3)%	1.50	1.45	1.50	1.50
Net investment loss(3)%	(0.92)	(0.96)	(1.15)	(1.23)
Portfolio turnover rate %	11	19	19	12

(1)        Commencement of operations.

(2)        Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract changes. Total return for periods less than one year is not annualized.

(3)        Annualized for periods less than one year.

*            Per share numbers have been calculated using the average number of shares outstanding throughout the period.

See Notes to Financial Statements.

ING BARON SMALL CAP GROWTH PORTFOLIO (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share outstanding for each period.

	Class ADV
				May 1,
				2002(1) to
	Year Ended December 31,			December 31,
	2005	2004	2003	2002

Per Share Operating Performance:
Net asset value, beginning of period	$14.85	11.64	8.74	10.00
Income (loss) from investment operations:
Net investment loss	$(0.19)*	(0.09)	(0.12)	(0.02)
Net realized and unrealized gain (loss) on investments	$1.24	3.30	3.02	(1.24)
Total from investment operations	$1.05	3.21	2.90	(1.26)
Net asset value, end of period	$15.90	14.85	11.64	8.74
Total Return(2)%	7.07	27.58	33.18	(12.60)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$31,565	17,106	3,950	2,131
Ratios to average net assets:
Net expenses after expense reimbursement(3)%	1.70	1.70	1.71	1.75
Gross expenses prior to expense reimbursements(3)%	1.75	1.70	1.75	1.75
Net investment loss(3)%	(1.23)	(1.22)	(1.42)	(1.56)
Portfolio turnover rate %	11	19	19	12

(1)        Commencement of operations.

(2)        Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract changes. Total return for periods less than one year is not annualized.

(3)        Annualized for periods less than one year.

*            Per share numbers have been calculated using the average number of shares outstanding throughout the period.

See Notes to Financial Statements.

ING DAVIS VENTURE VALUE PORTFOLIO	FINANCIAL HIGHLIGHTS

Selected data for a share outstanding for each period.

	Class I
					December 10,
					2001(1) to
	Year Ended December 31,				December 31,
	2005	2004	2003	2002	2001

Per Share Operating Performance:
Net asset value, beginning of period	$18.09	16.64	12.00	16.01	15.86
Income (loss) from investment operations:
Net investment income (loss)	$0.06 †	0.05	(0.03)†	0.10	0.01
Net realized and unrealized gain (loss) on investments	$0.66	1.40	4.92	(4.01)	0.14
Total from investment operations	$0.72	1.45	4.89	(3.91)	0.15
Less distributions:
Net investment income	$(0.02)	—	(0.25)	(0.01)	—
Net realized gain on investments	$—	—	—	(0.09)	—
Total distributions	$(0.02)	—	(0.25)	(0.10)	—
Net asset value, end of period	$18.79	18.09	16.64	12.00	16.01
Total Return(2)%	4.10	8.71	41.06	(24.42)	0.95

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$3,108	3,295	2,102	62	10
Ratios to average net assets:
Expenses(3)%	1.07	1.10	1.10	1.10	1.10
Net investment income (loss)(3)%	0.33	0.31	(0.21)	2.13	1.00
Portfolio turnover rate %	110	33	105	114	4

	Class S
							December 10,
							2001(1) to
	Year Ended December 31,						December 31,
	2005		2004		2003	2002	2001

Per Share Operating Performance:
Net asset value, beginning of period	$17.99		16.59		11.97	16.01	15.86
Income (loss) from investment operations:
Net investment income (loss)	$0.01	†	0.00	*	(0.02)†	0.21	0.01
Net realized and unrealized gain (loss) on investments	$0.69		1.40		4.86	(4.15)	0.14
Total from investment operations	$0.70		1.40		4.84	(3.94)	0.15
Less distributions:
Net investment income	$—		—		(0.22)	(0.01)	—
Net realized gain on investments	$—		—		—	(0.09)	—
Total distributions	$—		—		(0.22)	(0.10)	—
Net asset value, end of period	$18.69		17.99		16.59	11.97	16.01
Total Return(2)%	3.89		8.44		40.68	(24.62)	0.95

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$41,822		56,159		56,159	34,833	40,370
Ratios to average net assets:
Expenses(3)%	1.32		1.35		1.35	1.35	1.35
Net investment income (loss)(3)%	0.06		0.02		(0.17)	1.48	0.87
Portfolio turnover rate %	110		33		105	114	4

(1)        Commencement of operations.

(2)        Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract changes. Total return for periods less than one year is not annualized.

(3)        Annualized for periods less than one year.

*            Amount is less than $0.005.

†             Per share numbers have been calculated using the average number of shares outstanding throughout the period.

See Notes to Financial Statements.

ING DAVIS VENTURE VALUE PORTFOLIO (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share outstanding for each period.

	Class ADV
						December 10,
						2001(1) to
	Year Ended December 31,					December 31,
	2005		2004	2003	2002	2001

Per Share Operating Performance:
Net asset value, beginning of period	$17.82		16.47	11.94	16.01	15.86
Income (loss) from investment operations:
Net investment income (loss)	$(0.03	)†	(0.02)	(0.07)†	0.06	0.00 *
Net realized and unrealized gain (loss) on investments	$0.66		1.37	4.85	(4.03)	0.15
Total from investment operations	$0.63		1.35	4.78	(3.97)	0.15
Less distributions:
Net investment income	$(0.00	)*	—	(0.25)	(0.01)	—
Net realized gain on investments	$—		—	—	(0.09)	—
Total distributions	$(0.00	)*	—	(0.25)	(0.10)	—
Net asset value, end of period	$18.46		17.82	16.47	11.94	16.01
Total Return(2)%	3.62		8.20	40.31	(24.79)	0.95

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$11,305		10,195	3,299	535	10
Ratios to average net assets:
Expenses(3)%	1.57		1.60	1.60	1.60	1.60
Net investment income (loss)(3)%	(0.18)		(0.18)	(0.51)	1.79	0.50
Portfolio turnover rate %	110		33	105	114	4

(1)        Commencement of operations.

(2)        Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract changes. Total return for periods less than one year is not annualized.

(3)        Annualized for periods less than one year.

*            Amount is less than $0.005 or more than $(0.005).

†             Per share numbers have been calculated using the average number of shares outstanding throughout the period.

See Notes to Financial Statements.

ING FUNDAMENTAL RESEARCH PORTFOLIO	FINANCIAL HIGHLIGHTS

Selected data for a share outstanding for each period.

	Class I
					December 10,
					2001(1) to
	Year Ended December 31,				December 31,
	2005	2004	2003	2002	2001

Per Share Operating Performance:
Net asset value, beginning of period	$8.71	7.97	6.30	8.16	8.23
Income (loss) from investment operations:
Net investment income	$0.07 †	0.07	0.04	0.03	0.00 *
Net realized and unrealized gain (loss) on investments	$0.44	0.73	1.70	(1.89)	(0.07)
Total from investment operations	$0.51	0.80	1.74	(1.86)	(0.07)
Less distributions:
Net investment income	$(0.12)	(0.06)	(0.07)	(0.00)*	—
Net realized gain on investments	$—	—	—	(0.00)*	—
Total distributions	$(0.12)	(0.06)	(0.07)	(0.00)	—
Net asset value, end of period	$9.10	8.71	7.97	6.30	8.16
Total Return(2)%	5.90	10.19	27.74	(22.76)	(0.85)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$10,591	4,047	650	199	10
Ratios to average net assets:
Expenses(3)%	0.80	0.80	0.80	0.80	0.80
Net investment income(3)%	0.78	1.33	1.03	1.08	0.66
Portfolio turnover rate %	220	91	35	60	0

	Class S
					December 10,
					2001(1) to
	Year Ended December 31,				December 31,
	2005	2004	2003	2002	2001

Per Share Operating Performance:
Net asset value, beginning of period	$8.70	7.96	6.29	8.16	8.23
Income (loss) from investment operations:
Net investment income	$0.05 †	0.08	0.06	0.05	0.00 *
Net realized and unrealized gain (loss) on investments	$0.44	0.71	1.66	(1.92)	(0.07)
Total from investment operations	$0.49	0.79	1.72	(1.87)	(0.07)
Less distributions:
Net investment income	$(0.09)	(0.05)	(0.05)	(0.00)*	—
Net realized gain on investments	$—	—	—	(0.00)*	—
Total distributions	$(0.09)	(0.05)	(0.05)	(0.00)	—
Net asset value, end of period	$9.10	8.70	7.96	6.29	8.16
Total Return(2)%	5.71	9.95	27.38	(22.89)	(0.85)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$26,757	39,657	37,612	32,443	43,927
Ratios to average net assets:
Expenses(3)%	1.05	1.05	1.05	1.05	1.05
Net investment income(3)%	0.55	0.93	0.74	0.57	0.44
Portfolio turnover rate %	220	91	35	60	0

(1)           Commencement of operations.

(2)           Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract changes. Total return for periods less than one year is not annualized.

(3)           Annualized for periods less than one year.

*               Amount is less than $0.01 or $(0.01).

†                Per share numbers have been calculated using the average number of shares outstanding throughout the period.

See Notes to Financial Statements.

ING FUNDAMENTAL RESEARCH PORTFOLIO (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share outstanding for each period.

	Class ADV
					December 10,
					2001(1) to
	Year Ended December 31,				December 31,
	2005	2004	2003	2002	2001

Per Share Operating Performance:
Net asset value, beginning of period	$8.63	7.90	6.28	8.16	8.23
Income (loss) from investment operations:
Net investment income	$0.03 †	0.05	0.05	0.00 *	0.00 *
Net realized and unrealized gain (loss) on investments	$0.43	0.71	1.64	(1.88)	(0.07)
Total from investment operations	$0.46	0.76	1.69	(1.88)	(0.07)
Less distributions:
Net investment income	$(0.07)	(0.03)	(0.07)	(0.00)*	—
Net realized gain on investments	$—	—	—	(0.00)*	—
Total distributions	$(0.07)	(0.03)	(0.07)	(0.00)	—
Net asset value, end of period	$9.02	8.63	7.90	6.28	8.16
Total Return(2)%	5.33	9.73	26.99	(23.03)	(0.85)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$3,813	3,625	4,669	1,036	10
Ratios to average net assets:
Expenses(3)%	1.30	1.30	1.30	1.30	1.30
Net investment income(3)%	0.30	0.61	0.50	0.53	0.17
Portfolio turnover rate %	220	91	35	60	0

(1)        Commencement of operations.

(2)        Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract changes. Total return for periods less than one year is not annualized.

(3)        Annualized for periods less than one year.

*            Amount is less than $0.01 or $(0.01).

†             Per share numbers have been calculated using the average number of shares outstanding throughout the period.

See Notes to Financial Statements.

ING GOLDMAN SACHS® CAPITAL GROWTH PORTFOLIO	FINANCIAL HIGHLIGHTS

Selected data for a share outstanding for each period.

	Class I
					December 10,
					2001(1) to
	Year Ended December 31,				December 31,
	2005	2004	2003	2002	2001

Per Share Operating Performance:
Net asset value, beginning of period	$11.31	10.40	8.40	11.15	11.24
Income (loss) from investment operations:
Net investment income (loss)	$(0.00)†*	0.05	0.02	0.01	0.00 *
Net realized and unrealized gain (loss) on investments	$0.24	0.89	1.98	(2.76)	(0.09)
Total from investment operations	$0.24	0.94	2.00	(2.75)	(0.09)
Less distributions:
Net investment income	$(0.06)	(0.03)	—	(0.00)*	—
Total distributions	$(0.06)	(0.03)	—	(0.00)	—
Net asset value, end of period	$11.49	11.31	10.40	8.40	11.15
Total Return(2)%	2.17	9.08	23.81	(24.65)	(0.80)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$2,806	1,761	1,210	173	10
Ratios to net assets:
Expenses(3)	$1.05	1.05	1.05	1.05	1.05
Net investment income (loss)(3)	$(0.01)	0.54	0.30	0.45	0.50
Portfolio turnover rate	$34	46	23	32	1

	Class S
						December 10,
						2001(1) to
	Year Ended December 31,					December 31,
	2005	2004		2003	2002	2001

Per Share Operating Performance:
Net asset value, beginning of period	$11.26	10.36		8.38	11.15	11.24
Income (loss) from investment operations:
Net investment income (loss)	$(0.03)†	0.02		0.01	(0.01)	0.00 *
Net realized and unrealized gain (loss) on investments	$0.24	0.88		1.97	(2.76)	(0.09)
Total from investment operations	$0.21	0.90		1.98	(2.77)	(0.09)
Less distributions:
Net investment income	$(0.03)	(0.00	)†	—	(0.00)*	—
Total distributions	$(0.03)	(0.00)		—	(0.00)	—
Net asset value, end of period	$11.44	11.26		10.36	8.38	11.15
Total Return(2)%	1.90	8.74		23.63	(24.84)	(0.80)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$55,785	87,353		90,005	78,023	103,118
Ratios to net assets:
Expenses(3)%	1.30	1.30		1.30	1.30	1.30
Net investment income (loss)(3)%	(0.26)	0.28		0.06	(0.08)	0.07
Portfolio turnover rate %	34	46		23	32	1

(1)        Commencement of operations.

(2)        Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract changes. Total return for periods less than one year is not annualized.

(3)        Annualized for periods less than one year.

*            Amount is less than $0.05 or more than $(0.05).

†             Per share numbers have been calculated using the average number of shares outstanding throughout the period.

See Notes to Financial Statements.

ING GOLDMAN SACHS® CAPITAL GROWTH PORTFOLIO (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share outstanding for each period.

	Class ADV
						December 10,
						2001(1) to
	Year Ended December 31,					December 31,
	2005		2004	2003	2002	2001

Per Share Operating Performance:
Net asset value, beginning of period	$11.24		10.36	8.41	11.15	11.24
Income (loss) from investment operations:
Net investment income (loss)	$(0.06	)†	0.01	(0.02)	(0.00)*	(0.00)*
Net realized and unrealized gain (loss) on investments	$0.25		0.87	1.97	(2.74)	(0.09)
Total from investment operations	$0.19		0.88	1.95	(2.74)	(0.09)
Less distributions:
Net investment income	$—		—	—	(0.00)*	—
Total distributions	$—		—	—	(0.00)	—
Net asset value, end of period	$11.43		11.24	10.36	8.41	11.15
Total Return(2)%	1.69		8.49	23.19	(24.56)	(0.80)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$3,845		6,117	5,299	4,124	10
Ratios to average net assets:
Expenses(3)%	1.55		1.55	1.55	1.55	1.55
Net investment income (loss)(3)%	(0.51)		0.06	(0.19)	(0.09)	(0.03)
Portfolio turnover rate %	34		46	223	32	1

(1)        Commencement of operations.

(2)        Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract changes. Total return for periods less than one year is not annualized.

(3)        Annualized for periods less than one year.

*            Amount is more than $(0.01).

†             Per share numbers have been calculated using the average number of shares outstanding throughout the period.

See Notes to Financial Statements.

ING GOLDMAN SACHS® CORE EQUITY PORTFOLIO	FINANCIAL HIGHLIGHTS

Selected data for a share outstanding for each period.

	Class I
			May 1,
			2003(1) to
	Year Ended December 31,		December 31,
	2005	2004	2003

Per Share Operating Performance:
Net asset value, beginning of period	$13.42	12.46	10.00
Income from investment operations:
Net investment income	$0.11	0.14	0.06
Net realized and unrealized gain on investments	$0.53	1.44	2.40
Total from investment operations	$0.64	1.58	2.46
Less distributions:
Net investment income	$(0.14)	(0.06)	—
Net realized gain on investments	$(1.42)	(0.56)	—
Total distributions	$(1.56)	(0.62)	—
Net asset value, end of period	$12.50	13.42	12.46
Total Return(2)%	5.88	13.32	24.60

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$1	1	1
Ratios to average net assets:
Expenses(3)%	0.90	0.90	0.90
Net investment income(3)%	0.86	1.16	0.80
Portfolio turnover rate %	108	120	66

	Class S
			May 1,
			2003(1) to
	Year Ended December 31,		December 31,
	2005	2004	2003

Per Share Operating Performance:
Net asset value, beginning of period	$13.38	12.44	10.00
Income from investment operations:
Net investment income	$0.07	0.11	0.04
Net realized and unrealized gain on investments	$0.53	1.43	2.40
Total from investment operations	$0.60	1.54	2.44
Less distributions:
Net investment income	$(0.11)	(0.04)	—
Net realized gain on investments	$(1.42)	(0.56)	—
Total distributions	$(1.53)	(0.60)	—
Net asset value, end of period	$12.45	13.38	12.44
Total Return(2)%	5.54	13.00	24.40

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$99,719	113,003	96,497
Ratios to average net assets:
Expenses(3)%	1.15	1.15	1.15
Net investment income(3)%	0.54	0.91	0.53
Portfolio turnover rate %	108	120	66

(1)	Commencement of operations.

(2)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract changes. Total return for periods less than one year is not annualized.

(3)	Annualized for periods less than one year.

See Notes to Financial Statements.

ING GOLDMAN SACHS® CORE EQUITY PORTFOLIO (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share outstanding for each period.

	Class ADV
			May 1,
			2003(1) to
	Year Ended December 31,		December 31,
	2005	2004	2003

Per Share Operating Performance:
Net asset value, beginning of period	$13.31	12.42	10.00
Income from investment operations:
Net investment income	$0.04 *	0.08	0.02
Net realized and unrealized gain on investments	$0.52	1.43	2.40
Total from investment operations	$0.56	1.51	2.42
Less distributions:
Net investment income	$(0.14)	(0.06)	—
Net realized gain on investments	$(1.42)	(0.56)	—
Total distributions	$(1.56)	(0.62)	—
Net asset value, end of period	$12.31	13.31	12.42
Total Return(2)%	5.26	12.76	24.20

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$953	108	1
Ratios to average net assets:
Expenses(3)%	1.40	1.40	1.40
Net investment income(3)%	0.34	1.14	0.27
Portfolio turnover rate %	108	120	66

(1)        Commencement of operations.

(2)        Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract changes. Total return for periods less than one year is not annualized.

(3)        Annualized for periods less than one year.

*            Per share numbers have been calculated using the average number of shares outstanding throughout the period.

See Notes to Financial Statements.

ING JPMORGAN FLEMING INTERNATIONAL PORTFOLIO	FINANCIAL HIGHLIGHTS

Selected data for a share outstanding for each period.

	Class I
	Year Ended December 31,
	2005	2004	2003	2002	2001

Per Share Operating Performance:
Net asset value, beginning of year	$12.31	10.47	8.16	10.03	18.44
Income (loss) from investment operations:
Net investment income	$0.17 *	0.18	0.14	0.06 *	0.06
Net realized and unrealized gain (loss) on investments	$1.04	1.79	2.26	(1.88)	(4.64)
Total from investment operations	$1.21	1.97	2.40	(1.82)	(4.58)
Less distributions:
Net investment income	$(0.09)	(0.13)	(0.09)	(0.05)	(0.05)
Net realized gain on investments	$—	—	—	—	(3.78)
Total distributions	$(0.09)	(0.13)	(0.09)	(0.05)	(3.83)
Net asset value, end of year	$13.43	12.31	10.47	8.16	10.03
Total Return(1)%	9.95	18.89	29.45	(18.08)	(26.93)

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$352,116	374,309	338,566	282,054	369,992
Ratios to average net assets:
Expenses(2)%	1.00	1.00	1.00	1.00	1.01
Net investment income(2)%	1.38	1.46	1.56	0.65	0.44
Portfolio turnover rate %	8	12	23	174	97

	Class S
					December 10,
					2001(1) to
	Year Ended December 31,				December 31,
	2005	2004	2003	2002	2001

Per Share Operating Performance:
Net asset value, beginning of period	$12.24	10.44	8.15	10.04	10.18
Income (loss) from investment operations:
Net investment income (loss)	$0.13 *	0.11	(0.05)	0.02 *	(0.00)†
Net realized and unrealized gain (loss) on investments	$1.06	1.81	2.43	(1.86)	(0.14)
Total from investment operations	$1.19	1.92	2.38	(1.84)	(0.14)
Less distributions:
Net investment income	$(0.09)	(0.12)	(0.09)	(0.05)	—
Total distributions	$(0.09)	(0.12)	(0.09)	(0.05)	—
Net asset value, end of period	$13.34	12.24	10.44	8.15	10.04
Total Return(1)%	9.79	18.65	29.38	(18.29)	(1.38)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$563,406	201,653	8,034	18	10
Ratios to average net assets:
Expenses(2)%	1.25	1.25	1.25	1.25	1.25
Net investment income (loss)(2)%	1.03	0.85	(0.21)	0.24	(0.34)
Portfolio turnover rate %	8	12	23	174	97

(1)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract changes. Total return for periods less than one year is not annualized.

(2)	Annualized for periods less than one year.

(3)	Commencement of operations.

*	Per share numbers have been calculated using the average number of shares outstanding throughout the period.

†	Amount is more than $(0.01).

See Notes to Financial Statements.

ING JPMORGAN FLEMING INTERNATIONAL PORTFOLIO (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share outstanding for each period.

	Class ADV
					December 10,
					2001(1) to
	Year Ended December 31,				December 31,
	2005	2004	2003	2002	2001

Per Share Operating Performance:
Net asset value, beginning of period	$12.18	10.40	8.13	10.03	10.18
Income (loss) from investment operations:
Net investment income (loss)	$0.10 *	0.08	0.05	(0.04)*	(0.00)†
Net realized and unrealized gain (loss) on investments	$1.04	1.81	2.30	(1.81)	(0.15)
Total from investment operations	$1.14	1.89	2.35	(1.85)	(0.15)
Less distributions:
Net investment income	$(0.06)	(0.11)	(0.08)	(0.05)	—
Total distributions	$(0.06)	(0.11)	(0.08)	(0.05)	—
Net asset value, end of period	$13.26	12.18	10.40	8.13	10.03
Total Return(2)%	9.42	18.34	28.98	(18.48)	(1.47)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$3,505	2,224	1,184	485	10
Ratios to average net assets:
Expenses(3)%	1.50	1.50	1.50	1.50	1.50
Net investment income (loss)(3)%	0.84	0.85	0.86	(0.45)	(0.67)
Portfolio turnover rate %	8	12	23	174	97

(1)        Commencement of operations.

(2)        Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract changes. Total return for periods less than one year is not annualized.

(3)        Annualized for periods less than one year.

*            Per share numbers have been calculated using the average number of shares outstanding throughout the period.

†             Amount is more than $(0.01).

See Notes to Financial Statements.

ING JPMORGAN MID CAP VALUE PORTFOLIO	FINANCIAL HIGHLIGHTS

Selected data for a share outstanding for each period.

	Class I
				May 1, 2002(1) to
	Year Ended December 31,			December 31,
	2005	2004	2003	2002

Per Share Operating Performance:
Net asset value, beginning of period	$13.93	11.91	9.24	10.00
Income (loss) from investment operations:
Net investment income	$0.08	0.04	0.05	0.02
Net realized and unrealized gain (loss) on investments	$1.14	2.44	2.75	(0.75)
Total from investment operations	$1.22	2.48	2.80	(0.73)
Less distributions:
Net investment income	$(0.08)	(0.04)	(0.05)	(0.03)
Net realized gain on investments	$(1.05)	(0.42)	(0.08)
Total distributions	$(1.13)	(0.46)	(0.13)	(0.03)
Net asset value, end of period	$14.02	13.93	11.91	9.24
Total Return(2)%	8.71	20.88	30.31	(7.30)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$80,426	55,163	16,662	957
Ratios to average net assets:
Expenses(3)%	1.10	1.10	1.10	1.10
Net investment income(3)%	0.67	0.49	1.04	0.85
Portfolio turnover rate %	52	45	44	31

	Class S
				May 1, 2002(1) to
	Year Ended December 31,			December 31,
	2005	2004	2003	2002

Per Share Operating Performance:
Net asset value, beginning of period	$13.89	11.89	9.23	10.00
Income (loss) from investment operations:
Net investment income	$0.05	0.02	0.04	0.02
Net realized and unrealized gain (loss) on investments	$1.13	2.42	2.73	(0.77)
Total from investment operations	$1.18	2.44	2.77	(0.75)
Less distributions:
Net investment income	$(0.04)	(0.02)	(0.03)	(0.02)
Net realized gain on investments	$(1.05)	(0.42)	(0.08)	—
Total distributions	$(1.09)	(0.44)	(0.11)	(0.02)
Net asset value, end of period	$13.98	13.89	11.89	9.23
Total Return(2)%	8.49	20.59	30.05	(7.53)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$78,459	64,420	16,372	6,027
Ratios to average net assets:
Expenses(3)%	1.35	1.35	1.35	1.35
Net investment income(3)%	0.39	0.26	0.61	0.35
Portfolio turnover rate %	52	45	44	31

(1)        Commencement of operations.

(2)        Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract changes. Total return for periods less than one year is not annualized.

(3)        Annualized for periods less than one year.

See Notes to Financial Statements.

ING JPMORGAN MID CAP VALUE PORTFOLIO (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share outstanding for each period.

	Class ADV
				May 1, 2002(1) to
	Year Ended December 31,			December 31,
	2005	2004	2003	2002

Per Share Operating Performance:
Net asset value, beginning of period	$13.84	11.86	9.22	10.00
Income (loss) from investment operations:
Net investment income (loss)	$0.02	(0.00)*	0.03	0.01
Net realized and unrealized gain (loss) on investments	$1.11	2.40	2.70	(0.77)
Total from investment operations	$1.13	2.40	2.73	(0.76)
Less distributions:
Net investment income	$(0.03)	—	(0.01)	(0.02)
Net realized gain on investments	$(1.05)	(0.42)	(0.08)	—
Total distributions	$(1.08)	(0.42)	(0.09)	(0.02)
Net asset value, end of period	$13.89	13.84	11.86	9.22
Total Return(2)%	8.11	20.31	29.68	(7.64)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$12,408	4,980	1,354	331
Ratios to average net assets:
Expenses(3)%	1.60	1.60	1.60	1.60
Net investment income (loss)(3)%	0.20	(0.02)	0.36	0.26
Portfolio turnover rate %	52	45	44	31

(1)        Commencement of operations.

(2)    Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract changes. Total return for periods less than one year is not annualized.

(3)    Annualized for periods less than one year.

*            Amount is more than $0.005, or $(0.005).

See Notes to Financial Statements.

ING MFS CAPITAL OPPORTUNITIES PORTFOLIO	FINANCIAL HIGHLIGHTS

Selected data for a share outstanding for each period.

	Class I
	Year Ended December 31,
	2005	2004	2003	2002	2001

Per Share Operating Performance:
Net asset value, beginning of year	$27.20	24.21	18.94	27.12	44.41
Income (loss) from investment operations:
Net investment income (loss)	$0.11 *	0.24 *	0.10 *	0.04 *	(0.03)
Net realized and unrealized gain (loss) on investments	$0.31	2.86	5.21	(8.22)	(10.25)
Total from investment operations	$0.42	3.10	5.31	(8.18)	(10.28)
Less distributions:
Net investment income	$(0.22)	(0.11)	(0.04)	—	—
Net realized gain on investments	$—	—	—	—	(7.01)
Total distributions	$(0.22)	(0.11)	(0.04)	—	(7.01)
Net asset value, end of year	$27.40	27.20	24.21	18.94	27.12
Total Return(2)%	1.56	12.88	28.07	(30.16)	(24.75)

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$191,985	234,606	247,542	212,841	351,204
Ratios to average net assets:
Expenses(3)%	0.90	0.90	0.90	0.90	0.90
Net investment income (loss)(3)%	0.43	0.85	0.47	0.19	(0.09)
Portfolio turnover rate %	95	74	65	151	106

	Class S
					December 10,
					2001(1) to
	Year Ended December 31,				December 31,
	2005	2004	2003	2002	2001

Per Share Operating Performance:
Net asset value, beginning of period	$27.04	24.09	18.89	27.11	27.21
Income (loss) from investment operations:
Net investment income (loss)	$0.05 *	0.16 *	0.05 *	0.02 *	(0.00)†
Net realized and unrealized gain (loss) on investments	$0.28	2.87	5.19	(8.24)	(0.10)
Total from investment operations	$0.33	3.03	5.24	(8.22)	(0.10)
Less distributions:
Net investment income	$(0.13)	(0.08)	(0.04)	—	—
Total distributions	$(0.13)	(0.08)	(0.04)	—	—
Net asset value, end of period	$27.24	27.04	24.09	18.89	27.11
Total Return(2)%	1.25	12.63	27.74	(30.35)	(0.37)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$277	445	391	80	10
Ratios to average net assets:
Expenses(3)%	1.15	1.15	1.15	1.15	1.15
Net investment income (loss)(3)%	0.18	0.62	0.21	0.08	(0.03)
Portfolio turnover rate %	95	74	65	151	106

(1)	Commencement of operations.

(2)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract changes. Total return for periods less than one year is not annualized.

(3)	Annualized for periods less than one year.

*	Per share numbers have been calculated using the average number of shares outstanding throughout the period.

†	Amount is more than $(0.005).

See Notes to Financial Statements.

ING MFS CAPITAL OPPORTUNITIES PORTFOLIO (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share outstanding for each period.

	Class ADV
					December 10,
					2001(1) to
	Year Ended December 31,				December 31,
	2005	2004	2003	2002	2001

Per Share Operating Performance:
Net asset value, beginning of period	$26.86	23.98	18.84	27.11	27.21
Income (loss) from investment operations:
Net investment income (loss)	$(0.02)*	0.03 *	(0.01)*	(0.01)*	(0.01)
Net realized and unrealized gain (loss) on investments	$0.29	2.92	5.17	(8.26)	(0.09)
Total from investment operations	$0.27	2.95	5.16	(8.27)	(0.10)
Less distributions:
Net investment income	$(0.10)	(0.07)	(0.02)	—	—
Total distributions	$(0.10)	(0.07)	(0.02)	—	—
Net asset value, end of period	$27.03	26.86	23.98	18.84	27.11
Total Return(2)%	1.03	12.36	27.39	(30.51)	(0.37)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$214	267	159	54	10
Ratios to average net assets:
Expenses(3)%	1.40	1.40	1.40	1.40	1.40
Net investment income (loss)(3)%	(0.08)	0.27	(0.04)	(0.06)	(0.33)
Portfolio turnover rate %	95	74	65	151	106

(1)	Commencement of operations.

(2)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract changes. Total return for periods less than one year is not annualized.

(3)	Annualized for periods less than one year.

*	Per share numbers have been calculated using the average number of shares outstanding throughout the period.

See Notes to Financial Statements.

ING OPCAP BALANCED VALUE PORTFOLIO	FINANCIAL HIGHLIGHTS

Selected data for a share outstanding for each period.

	Class I
					December 10,
					2001(1) to
	Year Ended December 31,				December 31,
	2005	2004	2003	2002	2001

Per Share Operating Performance:
Net asset value, beginning of period	$13.47	12.32	9.66	12.40	12.55
Income (loss) from investment operations:
Net investment income	$0.11	0.14	0.10	0.07	0.00 *
Net realized and unrealized gain (loss) on investments	$0.29	1.15	2.84	(2.68)	(0.15)
Total from investment operations	$0.40	1.29	2.94	(2.61)	(0.15)
Less distributions:
Net investment income	$(0.09)	(0.14)	(0.28)	(0.01)	—
Net realized gain on investments	$—	—	—	(0.12)	—
Total distributions	$(0.09)	(0.14)	(0.28)	(0.13)	—
Net asset value, end of period	$13.78	13.47	12.32	9.66	12.40
Total Return(2)%	2.98	10.58	30.72	(21.06)	(1.20)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$4,204	4,046	1,064	196	10
Ratios to average net assets:
Expenses(3)%	1.00	1.00	1.00	1.00	1.00
Net investment income(3)%	0.82	0.59	1.12	2.11	0.67
Portfolio turnover rate %	80	110	125	133	8

	Class S
					December 10,
					2001(1) to
	Year Ended December 31,				December 31,
	2005	2004	2003	2002	2001

Per Share Operating Performance:
Net asset value, beginning of period	$13.43	12.29	9.64	12.40	12.55
Income (loss) from investment operations:
Net investment income	$0.08	0.04	0.11	0.23	0.00 *
Net realized and unrealized gain (loss) on investments	$0.29	1.22	2.79	(2.86)	(0.15)
Total from investment operations	$0.37	1.26	2.90	(2.63)	(0.15)
Less distributions:
Net investment income	$(0.05)	(0.12)	(0.25)	(0.01)	—
Net realized gain on investments	$—	—	—	(0.12)	—
Total distributions	$(0.05)	(0.12)	(0.25)	(0.13)	—
Net asset value, end of period	$13.75	13.43	12.29	9.64	12.40
Total Return(2)%	2.70	10.32	30.32	(21.23)	(1.20)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$120,274	160,159	140,554	102,619	143,306
Ratios to average net assets:
Expenses(3)%	1.25	1.25	1.25	1.25	1.27
Net investment income(3)%	0.58	0.35	1.00	1.85	0.52
Portfolio turnover rate %	80	110	125	133	8

(1)	Commencement of operations.

(2)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract changes. Total return for periods less than one year is not annualized.

(3)	Annualized for periods less than one year.

*	Amount is less than $0.01.

See Notes to Financial Statements.

ING OPCAP BALANCED VALUE PORTFOLIO (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share outstanding for each period.

	Class ADV
					December 10,
					2001(1) to
	Year Ended December 31,				December 31,
	2005	2004	2003	2002	2001

Per Share Operating Performance:
Net asset value, beginning of period	$13.32	12.21	9.61	12.40	12.55
Income (loss) from investment operations:
Net investment income	$0.04	0.04	0.09	0.05	0.00 *
Net realized and unrealized gain (loss) on investments	$0.29	1.17	2.77	(2.71)	(0.15)
Total from investment operations	$0.33	1.21	2.86	(2.66)	(0.15)
Less distributions:
Net investment income	$(0.03)	(0.10)	(0.26)	(0.01)	—
Net realized gain on investments	$—	—	—	(0.12)	—
Total distributions	$(0.03)	(0.10)	(0.26)	(0.13)	—
Net asset value, end of period	$13.62	13.32	12.21	9.61	12.40
Total Return(2)%	2.46	10.00	30.08	(21.46)	(1.20)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$3,458	3,767	2,665	1,756	10
Ratios to average net assets:
Expenses(3)%	1.50	1.50	1.50	1.50	1.50
Net investment income(3)%	0.32	0.10	0.74	1.40	0.21
Portfolio turnover rate %	80	110	125	133	8

(1)	Commencement of operations.

(2)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract changes. Total return for periods less than one year is not annualized.

(3)	Annualized for periods less than one year.

*	Amount is less than $0.01.

See Notes to Financial Statements.

ING OPPENHEIMER GLOBAL PORTFOLIO	FINANCIAL HIGHLIGHTS

Selected data for a share outstanding for each period.

	Class I
					May 1,
					2002(1) to
	Year Ended December 31,				December 31,
	2005	2004	2003		2002

Per Share Operating Performance:
Net asset value, beginning of period	$12.80	11.23	8.40		10.00
Income (loss) from investment operations:
Net investment income	$0.14 †	0.01	0.00	*	0.02
Net realized and unrealized gain (loss) on investments	$1.60	1.69	2.83		(1.62)
Total from investment operations	$1.74	1.70	2.83		(1.60)
Less distributions:
Net investment income	$(0.12)	(0.01)	(0.00	)*	—
Net realized gain on investments	$(0.25)	(0.12)	—		—
Total distributions	$(0.37)	(0.13)	(0.00)		—
Net asset value, end of period	$14.17	12.80	11.23		8.40
Total Return(2)%	13.57	15.28	33.73		(16.00)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$2,262,201	843,253	426		89
Ratios to average net assets:
Expenses(3)%	0.66	0.77	1.20		1.20
Net investment income(3)%	1.05	1.11	0.22		0.33
Portfolio turnover rate %	53	390	157		87

	Class S
				May 1,
				2002(1) to
	Year Ended December 31,			December 31,
	2005	2004	2003	2002

Per Share Operating Performance:
Net asset value, beginning of period	$12.58	11.06	8.39	10.00
Income (loss) from investment operations:
Net investment income	$0.09 †	0.02	0.02	0.00 *
Net realized and unrealized gain (loss) on investments	$1.58	1.62	2.65	(1.61)
Total from investment operations	$1.67	1.64	2.67	(1.61)
Less distributions:
Net investment income	$(0.10)	(0.00)*	—	—
Net realized gain on investments	$(0.25)	(0.12)	—	—
Total distributions	$(0.35)	(0.12)	—	—
Net asset value, end of period	$13.90	12.58	11.06	8.39
Total Return(2)%	13.27	15.01	31.82	(16.10)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$40,831	19,143	14,291	8,516
Ratios to average net assets:
Expenses(3)%	0.91	1.02	1.45	1.45
Net investment income(3)%	0.71	0.19	0.19	0.07
Portfolio turnover rate %	53	390	157	87

(1)	Commencement of operations.

(2)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract changes. Total return for periods less than one year is not annualized.

(3)	Annualized for periods less than one year.

*	Amount is less than $0.01 or $(0.01).

†	Per share numbers have been calculated using the average number of shares outstanding throughout the period.

See Notes to Financial Statements.

ING OPPENHEIMER GLOBAL PORTFOLIO (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share outstanding for each period.

	Class ADV
					May 1,
					2002(1) to
	Year Ended December 31,				December 31,
	2005	2004	2003		2002

Per Share Operating Performance:
Net asset value, beginning of period	$12.50	11.02	8.38		10.00
Income (loss) from investment operations:
Net investment income (loss)	$0.07 †	0.03	0.00	*	(0.01)
Net realized and unrealized gain (loss) on investments	$1.56	1.57	2.64		(1.61)
Total from investment operations	$1.63	1.60	2.64		(1.62)
Less distributions:
Net investment income	$(0.04)	(0.00)*	—		—
Net realized gain on investments	$(0.24)	(0.12)	—		—
Total distributions	$(0.28)	(0.12)	—		—
Net asset value, end of period	$13.85	12.50	11.02		8.38
Total Return(2)%	13.07	14.71	31.50		(16.20)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$106,510	127,653	856		665
Ratios to net assets:
Net expenses after expense reimbursement(3)%	1.15	1.27	1.70		1.70
Gross expenses prior to expense reimbursement(3)%	1.16	1.28	—		—
Net investment income (loss)(3)%	0.60	0.55	0.01		(0.43)
Portfolio turnover rate %	53	390	157		87

(1)	Commencement of operations.

(2)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract changes. Total return for periods less than one year is not annualized.

(3)	Annualized for periods less than one year.

*	Amount is less than $0.01 or $(0.01).

†	Per share numbers have been calculated using the average number of shares outstanding throughout the period.

See Notes to Financial Statements.

ING OPPENHEIMER STRATEGIC INCOME PORTFOLIO	FINANCIAL HIGHLIGHTS

Selected data for a share outstanding for each period.

	Class I
		November 8,
	Year Ended	2004(1) to
	December 31,	December 31,
	2005	2004

Per Share Operating Performance:
Net asset value, beginning of period	$10.12	10.00
Income (loss) from investment operations:
Net investment income	$0.35 *	0.02
Net realized and unrealized gain (loss) on investments	$(0.24)	0.12
Total from investment operations	$0.11	0.14
Less distributions:
Net investment income	$(0.23)	(0.02)
Total distributions	$(0.23)	(0.02)
Net asset value, end of period	$10.00	10.12
Total Return(2)%	1.09	1.39

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$302,941	103,283
Ratios to average net assets:
Net expenses after expense reimbursement(3)%	0.54	0.52
Net investment income(3)%	3.50	2.56
Portfolio turnover rate %	216	145

	Class S
		November 8,
	Year Ended	2004(1) to
	December 31,	December 31,
	2005	2004

Per Share Operating Performance:
Net asset value, beginning of period	$10.11	10.00
Income (loss) from investment operations:
Net investment income	$0.32 *	0.02
Net realized and unrealized gain (loss) on investments	$(0.24)	0.11
Total from investment operations	$0.08	0.13
Less distributions:
Net investment income	$(0.20)	(0.02)
Total distributions	$(0.20)	(0.02)
Net asset value, end of period	$9.99	10.11
Total Return(2)%	0.84	1.27

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$60,478	60,836
Ratios to average net assets:
Net expenses after expense reimbursement(3)%	0.75	0.77
Gross expenses prior to expense reimbursement(3)%	0.79	0.81
Net investment income(3)%	3.14	2.40
Portfolio turnover rate %	216	145

(1)	Commencement of operations.

(2)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract changes. Total return for periods less than one year is not annualized.

(3)	Annualized for periods less than one year.

*	Per share numbers have been calculated using the average number of shares outstanding throughout the period.

See Notes to Financial Statements.

ING OPPENHEIMER STRATEGIC INCOME PORTFOLIO (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share outstanding for each period.

	Class ADV
		November 8,
	Year Ended	2004(1) to
	December 31,	December 31,
	2005	2004

Per Share Operating Performance:
Net asset value, beginning of period	$10.11	10.00
Income (loss) from investment operations:
Net investment income	$0.30 *	0.02
Net realized and unrealized gain (loss) on investments	$(0.24)	0.11
Total from investment operations	$0.06	0.13
Less distributions:
Net investment income	$(0.19)	(0.02)
Total distributions	$(0.19)	(0.02)
Net asset value, end of period	$9.98	10.11
Total Return(2)%	0.61	1.26

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$5,082	3,655
Ratios to net assets:
Net expenses after expense reimbursement(3)%	1.00	1.02
Gross expenses prior to expense reimbursement(3)%	1.04	1.06
Net investment income(3)%	2.94	2.15
Portfolio turnover rate %	216	145

(1)	Commencement of operations.

(2)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract changes. Total return for periods less than one year is not annualized.

(3)	Annualized for periods less than one year.

*	Per share numbers have been calculated using the average number of shares outstanding throughout the period.

See Notes to Financial Statements.

ING PIMCO TOTAL RETURN PORTFOLIO	FINANCIAL HIGHLIGHTS

Selected data for a share outstanding for each period.

	Class I
				May 1,
				2002(1) to
	Year Ended December 31,			December 31,
	2005	2004	2003	2002

Per Share Operating Performance:
Net asset value, beginning of period	$11.00	10.62	10.55	10.00
Income from investment operations:
Net investment income	$0.34 *	0.16 *	0.29 *	0.09
Net realized and unrealized gain on investments	$(0.08)	0.33	0.17	0.73
Total from investment operations	$0.26	0.49	0.46	0.82
Less distributions:
Net investment income	$(0.20)	—	(0.32)	(0.16)
Net realized gain on investments	$(0.14)	(0.11)	(0.07)	(0.11)
Total distributions	$(0.34)	(0.11)	(0.39)	(0.27)
Net asset value, end of period	$10.92	11.00	10.62	10.55
Total Return(2)%	2.36	4.61	4.36	8.21

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$176,607	78,521	43,987	8,026
Ratios to average net assets:
Expenses(3)%	0.85	0.85	0.85	0.85
Net investment income(3)%	3.07	1.51	2.67	2.99
Portfolio turnover rate %	926	377	471	419

	Class S
				May 1,
				2002(1) to
	Year Ended December 31,			December 31,
	2005	2004	2003	2002

Per Share Operating Performance:
Net asset value, beginning of period	$10.96	10.61	10.55	10.00
Income from investment operations:
Net investment income	$0.30 *	0.14 *	0.22 *	0.14
Net realized and unrealized gain on investments	$(0.07)	0.32	0.21	0.67
Total from investment operations	$0.23	0.46	0.43	0.81
Less distributions:
Net investment income	$(0.18)	—	(0.30)	(0.15)
Net realized gain on investments	$(0.14)	(0.11)	(0.07)	(0.11)
Total distributions	$(0.32)	(0.11)	(0.37)	(0.26)
Net asset value, end of period	$10.87	10.96	10.61	10.55
Total Return(2)%	2.08	4.33	4.06	8.07

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$83,782	88,424	50,174	25,186
Ratios to average net assets:
Expenses(3)%	1.10	1.10	1.10	1.10
Net investment income(3)%	2.73	1.32	2.07	2.60
Portfolio turnover rate %	926	377	471	419

(1)	Commencement of operations.

(2)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract changes. Total return for periods less than one year is not annualized.

(3)	Annualized for periods less than one year.

*	Per share numbers have been calculated using the average number of shares outstanding throughout the period.

See Notes to Financial Statements.

ING PIMCO TOTAL RETURN PORTFOLIO (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share outstanding for each period.

	Class ADV
				May 1,
				2002(1) to
	Year Ended December 31,			December 31,
	2005	2004	2003	2002

Per Share Operating Performance:
Net asset value, beginning of period	$10.91	10.59	10.53	10.00
Income from investment operations:
Net investment income	$0.28 *	0.09 *	0.20 *	0.07
Net realized and unrealized gain on investments	$(0.08)	0.34	0.20	0.72
Total from investment operations	$0.20	0.43	0.40	0.79
Less distributions:
Net investment income	$(0.16)	—	(0.27)	(0.15)
Net realized gain on investments	$(0.14)	(0.11)	(0.07)	(0.11)
Total distributions	$(0.30)	(0.11)	(0.34)	(0.26)
Net asset value, end of period	$10.81	10.91	10.59	10.53
Total Return(2)%	1.80	4.06	3.86	7.88

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$23,018	14,827	10,388	4,880
Ratios to average net assets:
Expenses(3)%	1.35	1.35	1.35	1.35
Net investment income(3)%	2.54	0.81	1.84	2.40
Portfolio turnover rate %	926	377	471	419

(1)	Commencement of operations.

(2)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract changes. Total return for periods less than one year is not annualized.

(3)	Annualized for periods less than one year.

*	Per share numbers have been calculated using the average number of shares outstanding throughout the period.

See Notes to Financial Statements.

ING SALOMON BROTHERS AGGRESSIVE GROWTH PORTFOLIO	FINANCIAL HIGHLIGHTS

Selected data for a share outstanding for each period.

	Class I
	Year Ended December 31,
	2005	2004	2003		2002	2001

Per Share Operating Performance:
Net asset value, beginning of year	$39.95	36.41	26.35		40.73	58.36
Income (loss) from investment operations:
Net investment income (loss)	$(0.15)	0.03	(0.14	)*	(0.11)	(0.22)
Net realized and unrealized gain (loss) on investments	$4.72	3.51	10.20		(14.27)	(14.22)
Total from investment operations	$4.57	3.54	10.06		(14.38)	(14.44)
Less distributions:
Net realized gain on investments	$—	—	—		—	(3.19)
Total distributions	$—	—	—		—	(3.19)
Net asset value, end of year	$44.52	39.95	36.41		26.35	40.73
Total Return(1)%	11.44 †	9.72	38.18		(35.31)	(25.21)

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$531,343	575,903	610,593		452,465	805,194
Ratios to average net assets:
Expenses(2)%	0.81	0.82	0.83		0.82	0.81
Net investment income (loss)(2)%	(0.33)	0.06	(0.46)		(0.31)	(0.48)
Portfolio turnover rate %	10	3	0		174	160

	Class S
						December 10,
						2001(1) to
	Year Ended December 31,					December 31,
	2005	2004	2003		2002	2001

Per Share Operating Performance:
Net asset value, beginning of period	$39.65	36.23	26.28		40.72	41.09
Income (loss) from investment operations:
Net investment loss	$(0.23)	(0.01)	(0.28	)*	(0.18)	(0.01)
Net realized and unrealized gain (loss) on investments	$4.66	3.43	10.23		(14.26)	(0.36)
Total from investment operations	$4.43	3.42	9.95		(14.44)	(0.37)
Net asset value, end of period	$44.08	39.65	36.23		26.28	40.72
Total Return(1)%	11.17 †	9.44	37.86		(35.46)	(0.90)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$437,476	355,857	13,970		7	10
Ratios to average net assets:
Expenses(2)%	1.06	1.07	1.12		1.07	1.04
Net investment loss(2)%	(0.58)	(0.04)	(0.82)		(0.57)	(0.50)
Portfolio turnover rate %	10	3	0		174	160

(1)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract changes. Total return for periods less than one year is not annualized.

(2)	Annualized for periods less than one year.

(3)	Commencement of operations.

*	Per share numbers have been calculated using the average number of shares outstanding throughout the period.

†	In 2005, there was no impact on total return from the gain realized on the disposal of investments made in violation of the Portfolio’s investment restrictions.

See Notes to Financial Statements.

ING SALOMON BROTHERS AGGRESSIVE GROWTH PORTFOLIO (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share outstanding for each period.

	Class ADV
							December 10,
							2001(1) to
	Year Ended December 31,						December 31,
	2005		2004	2003		2002	2001

Per Share Operating Performance:
Net asset value, beginning of period	$39.35		36.04	26.22		40.71	41.09
Income (loss) from investment operations:
Net investment loss	$(0.33	)*	(0.12)	(0.28	)*	(0.25)	(0.02)
Net realized and unrealized gain (loss) on investments	$4.62		3.43	10.10		(14.24)	(0.36)
Total from investment operations	$4.29		3.31	9.82		(14.49)	(0.38)
Net asset value, end of period	$43.64		39.35	36.04		26.22	40.71
Total Return(2)%	10.90	†	9.18	37.45		(35.59)	(0.92)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$7,843		3,196	1,014		489	10
Ratios to average net assets:
Expenses(3)%	1.31		1.32	1.33		1.32	1.29
Net investment loss(3)%	(0.82)		(0.45)	(0.88)		(0.76)	(0.66)
Portfolio turnover rate %	10		3	0		174	160

(1)	Commencement of operations.

(2)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract changes. Total return for periods less than one year is not annualized.

(3)	Annualized for periods less than one year.

*	Per share numbers have been calculated using the average number of shares outstanding throughout the period.

†	In 2005, there was no impact on total return from the gain realized on the disposal of investments made in violation of the Portfolio’s investment restrictions.

See Notes to Financial Statements.

ING SALOMON BROTHERS LARGE CAP GROWTH PORTFOLIO	FINANCIAL HIGHLIGHTS

Selected data for a share outstanding for each period.

	Class I
			May 1,
			2003(1) to
	Year Ended December 31,		December 31,
	2005	2004	2003

Per Share Operating Performance:
Net asset value, beginning of period	$12.28	12.13	10.00
Income (loss) from investment operations:
Net investment income (loss)	$0.00 *	0.00 *	(0.02)
Net realized and unrealized gain on investments	$0.53	0.71	2.15
Total from investment operations	$0.53	0.71	2.13
Less distributions:
Net realized gain on investments	$(1.15)	(0.56)	—
Total distributions	$(1.15)	(0.56)	—
Net asset value, end of period	$11.66	12.28	12.13
Total Return(2)%	5.24	6.69	21.30

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$18,673	18,587	1
Ratios to average net assets:
Expenses(3)%	0.84	0.89	0.90
Net investment income (loss)(3)%	0.01	0.04	(0.26)
Portfolio turnover rate %	27	291	116

	Class S
			May 1,
			2003(1) to
	Year Ended December 31,		December 31,
	2005	2004	2003

Per Share Operating Performance:
Net asset value, beginning of period	$12.22	12.11	10.00
Income (loss) from investment operations:
Net investment loss	$(0.03)	(0.00)*	(0.04)
Net realized and unrealized gain on investments	$0.53	0.67	2.15
Total from investment operations	$0.50	0.67	2.11
Less distributions:
Net realized gain on investments	$(1.15)	(0.56)	—
Total distributions	$(1.15)	(0.56)	—
Net asset value, end of period	$11.57	12.22	12.11
Total Return(2)%	5.02	6.45	21.00

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$14,287	16,118	1
Ratios to average net assets:
Expenses(3)%	1.09	1.14	1.15
Net investment loss(3)%	(0.23)	(0.21)	(0.53)
Portfolio turnover rate %	27	291	116

(1)	Commencement of operations.

(2)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract changes. Total return for periods less than one year is not annualized.

(3)	Annualized for periods less than one year.

*	Amount is less than $0.005, or $(0.005)%.

See Notes to Financial Statements.

ING SALOMON BROTHERS LARGE CAP GROWTH PORTFOLIO (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share outstanding for each period.

	Class ADV
			May 1,
			2003(1) to
	Year Ended December 31,		December 31,
	2005	2004	2003

Per Share Operating Performance:
Net asset value, beginning of period	$12.18	12.09	10.00
Income (loss) from investment operations:
Net investment loss	$(0.06)	(0.08)	(0.06)
Net realized and unrealized gain on investments	$0.52	0.73	2.15
Total from investment operations	$0.46	0.65	2.09
Less distributions:
Net realized gain on investments	$(1.15)	(0.56)	—
Total distributions	$(1.15)	(0.56)	—
Net asset value, end of period	$11.49	12.18	12.09
Total Return(2)%	4.69	6.21	20.90

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$25,166	33,408	42,935
Ratios to average net assets:
Expenses(3)%	1.34	1.39	1.40
Net investment loss(3)%	(0.49)	(0.57)	(0.78)
Portfolio turnover rate %	27	291	116

(1)	Commencement of operations.

(2)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract changes. Total return for periods less than one year is not annualized.

(3)	Annualized for periods less than one year.

See Notes to Financial Statements.

ING T. ROWE PRICE DIVERSIFIED MID CAP GROWTH PORTFOLIO	FINANCIAL HIGHLIGHTS

Selected data for a share outstanding for each period.

	Class I
						December 10,
						2001(1) to
	Year Ended December 31,					December 31,
	2005	2004		2003	2002	2001

Per Share Operating Performance:
Net asset value, beginning of period	$8.06	7.40		5.11	7.29	7.23
Income (loss) from investment operations:
Net investment loss	$(0.00)*	(0.00	)*	(0.02)	(0.01)	(0.00)*
Net realized and unrealized gain (loss) on investments	$0.73	0.66		2.31	(2.17)	0.06
Total from investment operations	$0.73	0.66		2.29	(2.18)	0.06
Less distributions:
Net realized gain on investments	$(0.14)	—		—	—	—
Total distributions	$(0.14)	—		—	—	—
Net asset value, end of period	$8.65	8.06		7.40	5.11	7.29
Total Return(2)%	9.26	9.05		44.81	(29.90)	0.83

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$1,131,231	474,397		35,010	2,644	10
Ratios to average net assets:
Expenses(3)%	0.66	0.96		1.05	1.05	1.05
Net investment loss(3)%	(0.04)	(0.06)		(0.76)	(0.68)	(0.82)
Portfolio turnover rate %	94	441		187	328	58

	Class S
					December 10,
					2001(1) to
	Year Ended December 31,				December 31,
	2005	2004	2003	2002	2001

Per Share Operating Performance:
Net asset value, beginning of period	$7.99	7.36	5.09	7.29	7.23
Income (loss) from investment operations:
Net investment loss	$(0.03)	(0.07)	(0.04)	(0.02)	(0.00)*
Net realized and unrealized gain (loss) on investments	$0.73	0.70	2.31	(2.18)	0.06
Total from investment operations	$0.70	0.63	2.27	(2.20)	0.06
Less distributions:
Net realized gain on investments	$(0.14)	—	—	—	—
Total distributions	$(0.14)	—	—	—	—
Net asset value, end of period	$8.55	7.99	7.36	5.09	7.29
Total Return(2)%	8.96	8.56	44.60	(30.18)	0.83

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$21,871	29,155	30,354	1,110	10
Ratios to average net assets:
Expenses(3)%	0.91	1.21	1.30	1.30	1.30
Net investment loss(3)%	(0.30)	(0.88)	(1.00)	(0.90)	(0.99)
Portfolio turnover rate %	94	441	187	328	58

(1)	Commencement of operations.

(2)

Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract changes. Total return for periods less than one year is not annualized.

(3)	Annualized for periods less than one year.

*	Amount is less than $0.005.

See Notes to Financial Statements.

ING T. ROWE PRICE DIVERSIFIED MID CAP GROWTH PORTFOLIO (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share outstanding for each period.

	Class ADV
	Year Ended December 31,				December 10, 2001(1) to December 31,
	2005	2004	2003	2002	2001
Per Share Operating Performance:
Net asset value, beginning of period	$7.94	7.33	5.08	7.29	7.23
Income (loss) from investment operations:
Net investment loss	$(0.05)	(0.10)	(0.07)	(0.07)	(0.01)
Net realized and unrealized gain (loss) on investments	$0.72	0.71	2.32	(2.14)	0.07
Total from investment operations	$0.67	0.61	2.25	(2.21)	0.06
Less distributions:
Net realized gain on investments	$(0.14)	—	—	—	—
Total distributions	$(0.14)	—	—	—	—
Net asset value, end of period	$8.47	7.94	7.33	5.08	7.29
Total Return(2)%	8.64	8.32	44.29	(30.32)	0.83

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$69,686	80,813	107,353	71,775	80,999
Ratios to net assets:
Net expenses after expense reimbursement(3)%	1.15	1.46	1.55	1.55	1.53
Gross expenses prior to expense reimbursement(3)%	1.16	1.47	—	—	—
Net investment loss(3)%	(0.54)	(1.13)	(1.24)	(1.19)	(1.28)
Portfolio turnover rate %	94	441	187	328	58

(1)              Commencement of operations.

(2)              Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract changes. Total return for periods less than one year is not annualized.

(3)              Annualized for periods less than one year.

See Notes to Financial Statements.

ING T. ROWE PRICE GROWTH EQUITY PORTFOLIO	FINANCIAL HIGHLIGHTS

Selected data for a share outstanding for each period.

	Class I
	Year Ended December 31,
	2005	2004	2003	2002	2001
Per Share Operating Performance:
Net asset value, beginning of year	$49.81	45.35	34.69	45.32	60.44
Income (loss) from investment operations:
Net investment income	$0.19 †	0.29	0.09	0.08 †	0.09
Net realized and unrealized gain (loss) on investments	$2.87	4.24	10.63	(10.63)	(6.23)
Total from investment operations	$3.06	4.53	10.72	(10.55)	(6.14)
Less distributions:
Net investment income	$(0.25)	(0.07)	(0.06)	(0.08)	(0.07)
Net realized gain on investments	$—	—	—	—	(8.91)
Total distributions	$(0.25)	(0.07)	(0.06)	(0.08)	(8.98)
Net asset value, end of year	$52.62	49.81	45.35	34.69	45.32
Total Return(1)%	6.17	10.02	30.93	(23.29)	(10.21)

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$898,102	830,034	669,956	429,634	592,879
Ratios to average net assets:
Expenses(2)%	0.75	0.75	0.75	0.75	0.75
Net investment income(2)%	0.38	0.66	0.30	0.21	0.20
Portfolio turnover rate %	41	39	34	49	65

	Class S
	Year Ended December 31,				December 10, 2001(3) to December 31,
	2005	2004	2003	2002	2001
Per Share Operating Performance:
Net asset value, beginning of period	$49.48	45.12	34.59	45.31	45.44
Income (loss) from investment operations:
Net investment income	$0.06 †	0.22	0.06	0.03 †	0.00 *
Net realized and unrealized gain (loss) on investments	$2.85	4.16	10.52	(10.67)	(0.13)
Total from investment operations	$2.91	4.38	10.58	(10.64)	(0.13)
Less distributions:
Net investment income	$(0.23)	(0.02)	(0.05)	(0.08)	—
Total distributions	$(0.23)	(0.02)	(0.05)	(0.08)	—
Net asset value, end of period	$52.16	49.48	45.12	34.59	45.31
Total Return(1)%	5.92	9.74	30.58	(23.50)	(0.29)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$163,188	18,642	8,251	1,530	10
Ratios to average net assets:
Expenses(2)%	1.00	1.00	1.00	1.00	1.00
Net investment income(2)%	0.12	0.62	0.04	0.09	0.17
Portfolio turnover rate %	41	39	34	49	65

(1)              Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract changes. Total return for periods less than one year is not annualized.

(2)              Annualized for periods less than one year.

(3)              Commencement of operations.

*                 Amount is less than $0.01.

†                  Per share numbers have been calculated using the average number of shares outstanding throughout the period.

See Notes to Financial Statements.

ING T. ROWE PRICE GROWTH EQUITY PORTFOLIO (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share outstanding for each period.

	Class ADV
	Year Ended December 31,				December 10, 2001(1) to December 31,
	2005	2004	2003	2002	2001
Per Share Operating Performance:
Net asset value, beginning of period	$49.14	44.89	34.50	45.30	45.44
Income (loss) from investment operations:
Net investment income (loss)	$(0.06)†	0.11	(0.01)	(0.06)†	(0.00)*
Net realized and unrealized gain (loss) on investments	$2.84	4.14	10.44	(10.66)	(0.14)
Total from investment operations	$2.78	4.25	10.43	(10.72)	(0.14)
Less distributions:
Net investment income	$(0.05)	—	(0.04)	(0.08)	—
Total distributions	$(0.05)	—	(0.04)	(0.08)	—
Net asset value, end of period	$51.87	49.14	44.89	34.50	45.30
Total Return(2)%	5.66	9.47	30.27	(23.70)	(0.31)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$86,781	78,870	60,182	13,601	10
Ratios to average net assets:
Expenses(3)%	1.25	1.25	1.25	1.25	1.25
Net investment income (loss)(3)%	(0.12)	0.19	(0.24)	(0.18)	(0.00)*
Portfolio turnover rate %	41	39	34	49	65

(1)              Commencement of operations.

(2)              Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract changes. Total return for periods less than one year is not annualized.

(3)              Annualized for periods less than one year.

*                 Amount is more than $(0.01) or (0.01)

†                  Per share numbers have been calculated using the average number of shares outstanding throughout the period.

See Notes to Financial Statements.

ING UBS U.S. LARGE CAP EQUITY PORTFOLIO	FINANCIAL HIGHLIGHTS

Selected data for a share outstanding for each period.

	Class I
	Year Ended December 31,
	2005	2004	2003	2002	2001
Per Share Operating Performance:
Net asset value, beginning of year	$8.58	7.54	6.07	8.11	13.08
Income (loss) from investment operations:
Net investment income	$0.08 †	0.10	0.06	0.03	0.01
Net realized and unrealized gain (loss) on investments	$0.72	1.00	1.45	(2.06)	(2.58)
Total from investment operations	$0.80	1.10	1.51	(2.03)	(2.57)
Less distributions:
Net investment income	$(0.08)	(0.06)	(0.04)	(0.01)	—
Net realized gain on investments	$—	—	—	—	(2.40)
Total distributions	$(0.08)	(0.06)	(0.04)	(0.01)	(2.40)
Net asset value, end of year	$9.30	8.58	7.54	6.07	8.11
Total Return(1)%	9.38	14.76	24.95	(24.89)	(20.78)

Ratios and Supplemental Data:
Net assets, end of year (000’s)	$270,692	267,249	264,755	245,281	384,924
Ratios to average net assets:
Expenses(2)%	0.85	0.85	0.85	0.85	0.85
Net investment income(2)%	0.92	1.22	0.83	0.50	0.15
Portfolio turnover rate %	51	140	126	106	92

	Class S
	Year Ended December 31,				December 10, 2001(3) to December 31,
	2005	2004	2003	2002	2001
Per Share Operating Performance:
Net asset value, beginning of period	$8.52	7.49	6.05	8.10	8.12
Income (loss) from investment operations:
Net investment income (loss)	$0.06 †	0.09	0.01	0.01	(0.00)*
Net realized and unrealized gain (loss) on investments	$0.70	1.00	1.47	(2.05)	(0.02)
Total from investment operations	$0.76	1.09	1.48	(2.04)	(0.02)
Less distributions:
Net investment income	$(0.07)	(0.06)	(0.04)	(0.01)	—
Total distributions	$(0.07)	(0.06)	(0.04)	(0.01)	—
Net asset value, end of period	$9.21	8.52	7.49	6.05	8.10
Total Return(1)%	8.99	14.59	24.54	(25.15)	(0.25)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$9,667	2,356	1,352	8	10
Ratios to average net assets:
Expenses(2)%	1.10	1.10	1.10	1.09	1.09
Net investment income (loss)(2)%	0.64	1.06	0.37	0.26	(0.17)
Portfolio turnover rate %	51	140	126	106	92

(1)              Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract changes. Total return for periods less than one year is not annualized.

(2)              Annualized for periods less than one year.

(3)              Commencement of operations.

*                 Amount is less than $0.005.

†                  Per share numbers have been calculated using the average number of shares outstanding throughout the period.

See Notes to Financial Statements.

ING UBS U.S. LARGE CAP EQUITY PORTFOLIO (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share outstanding for each period.

	Class ADV
	Year Ended December 31,				December 10, 2001(1) to December 31,
	2005	2004	2003	2002	2001
Per Share Operating Performance:
Net asset value, beginning of period	$8.52	7.49	6.04	8.10	8.12
Income (loss) from investment operations:
Net investment income (loss)	$0.03 †	0.05	0.02	0.02	(0.00)*
Net realized and unrealized gain (loss) on investments	$0.70	1.01	1.45	(2.07)	(0.02)
Total from investment operations	$0.73	1.06	1.47	(2.05)	(0.02)
Less distributions:
Net investment income	$(0.06)	(0.03)	(0.02)	(0.01)	—
Total distributions	$(0.06)	(0.03)	(0.02)	(0.01)	—
Net asset value, end of period	$9.19	8.52	7.49	6.04	8.10
Total Return(2)%	8.67	14.21	24.42	(25.29)	(0.25)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$426	48	39	39	10
Ratios to average net assets:
Expenses(3)%	1.35	1.35	1.35	1.34	1.34
Net investment income (loss)(3)%	0.37	0.73	0.33	0.29	(0.33)
Portfolio turnover rate %	51	140	126	106	92

(1)              Commencement of operations.

(2)              Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract changes. Total return for periods less than one year is not annualized.

(3)              Annualized for periods less than one year.

*                 Amount is more than $(0.01).

†                  Per share numbers have been calculated using the average number of shares outstanding throughout the period.

See Notes to Financial Statements.

ING VAN KAMPEN COMSTOCK PORTFOLIO	FINANCIAL HIGHLIGHTS

Selected data for a share outstanding for each period.

	Class I
	Year Ended December 31,			May 1, 2002(1) to December 31,
	2005	2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of period	$12.33	10.60	8.35	10.00
Income (loss) from investment operations:
Net investment income	$0.19 *	0.12	0.09	0.04
Net realized and unrealized gain (loss) on investments	$0.24	1.66	2.41	(1.64)
Total from investment operations	$0.43	1.78	2.50	(1.60)
Less distributions:
Net investment income	$(0.08)	—	(0.08)	(0.05)
Net realized gain on investments	$(0.46)	(0.05)	(0.17)	—
Total distributions	$(0.54)	(0.05)	(0.25)	(0.05)
Net asset value, end of period	$12.22	12.33	10.60	8.35
Total Return(2)%	3.74	16.90	29.92	(16.01)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$133,987	70,308	33,398	3,874
Ratios to average net assets:
Net expenses after expense reimbursement(3)%	0.87	0.90	0.95	0.95
Gross expenses prior to expense reimbursement(3)%	0.95	0.90	0.95	0.95
Net investment income(3)%	1.57	1.40	1.28	1.70
Portfolio turnover rate %	27	30	32	47

	Class S
	Year Ended December 31,			May 1, 2002(1) to December 31,
	2005	2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of period	$12.29	10.58	8.34	10.00
Income (loss) from investment operations:
Net investment income	$0.16 *	0.09	0.05	0.05
Net realized and unrealized gain (loss) on investments	$0.24	1.67	2.42	(1.67)
Total from investment operations	$0.40	1.76	2.47	(1.62)
Less distributions:
Net investment income	$(0.07)	—	(0.06)	(0.04)
Net realized gain on investments	$(0.46)	(0.05)	(0.17)	—
Total distributions	$(0.53)	(0.05)	(0.23)	(0.04)
Net asset value, end of period	$12.16	12.29	10.58	8.34
Total Return(2)%	3.47	16.74	29.67	(16.22)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$537,092	317,797	139,236	12,723
Ratios to average net assets:
Net expenses after expense reimbursement(3)%	1.12	1.15	1.20	1.20
Gross expenses prior to expense reimbursement(3)%	1.20	1.15	1.20	1.20
Net investment income(3)%	1.31	1.15	1.06	1.23
Portfolio turnover rate %	27	30	32	47

(1)              Commencement of operations.

(2)              Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract changes. Total return for periods less than one year is not annualized.

(3)              Annualized for periods less than one year.

*                 Per share numbers have been calculated using the average number of shares outstanding throughout the period.

See Notes to Financial Statements.

ING VAN KAMPEN COMSTOCK PORTFOLIO (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share outstanding for each period.

	Class ADV
	Year Ended December 31,			May 1, 2002(1) to December 31,
	2005	2004	2003	2002
Per Share Operating Performance:
Net asset value, beginning of period	$12.22	10.55	8.32	10.00
Income (loss) from investment operations:
Net investment income	$0.13 *	0.08	0.07	0.01
Net realized and unrealized gain (loss) on investments	$0.24	1.64	2.37	(1.65)
Total from investment operations	$0.37	1.72	2.44	(1.64)
Less distributions:
Net investment income	$(0.04)	—	(0.04)	(0.04)
Net realized gain on investments	$(0.47)	(0.05)	(0.17)	—
Total distributions	$(0.51)	(0.05)	(0.21)	(0.04)
Net asset value, end of period	$12.08	12.22	10.55	8.32
Total Return(2)%	3.20	16.41	29.34	(16.36)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$25,455	12,569	8,556	3,699
Ratios to average net assets:
Net expenses after expense reimbursement(3)%	1.37	1.40	1.45	1.45
Gross expenses prior to expense reimbursement(3)%	1.45	1.40	1.45	1.45
Net investment income(3)%	1.06	0.86	0.77	1.75
Portfolio turnover rate %	27	30	32	47

(1)              Commencement of operations.

(2)              Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract changes. Total return for periods less than one year is not annualized.

(3)              Annualized for periods less than one year.

*                 Per share numbers have been calculated using the average number of shares outstanding throughout the period.

See Notes to Financial Statements.

ING VAN KAMPEN EQUITY AND INCOME PORTFOLIO (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share outstanding for each period.

	Class I
	Year Ended December 31,				December 10, 2001(1) to December 31,
	2005	2004	2003	2002	2001
Per Share Operating Performance:
Net asset value, beginning of period	$33.47	30.35	23.94	31.14	31.41
Income (loss) from investment operations:
Net investment income	$0.73 †	0.14	0.14	0.07	0.00 *
Net realized and unrealized gain (loss) on investments	$1.96	3.15	6.40	(7.22)	(0.27)
Total from investment operations	$2.68	3.29	6.54	(7.15)	(0.27)
Less distributions:
Net investment income	$(0.03)	(0.17)	(0.13)	(0.00)†*	—
Net realized gain on investments	$(0.03)	—	—	(0.05)	—
Total distributions	$(0.06)	(0.17)	(0.13)	(0.05)	—
Net asset value, end of period	$36.09	33.47	30.35	23.94	31.14
Total Return(2)%	8.02	10.86	27.37	(22.92)	(0.86)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$847,997	551,489	2,883	1,378	10
Ratios to average net assets:
Expenses(3)%	0.57	0.74	1.10	1.10	1.10
Net investment income(3)%	2.10	1.88	0.72	0.73	0.17
Portfolio turnover rate %	125	797	17	15	5

	Class S
	Year Ended December 31,				December 10, 2001(1) to December 31,
	2005	2004	2003	2002	2001
Per Share Operating Performance:
Net asset value, beginning of period	$33.37	30.27	23.88	31.14	31.41
Income (loss) from investment operations:
Net investment income	$0.63 †	0.17	0.12	0.07	0.00 *
Net realized and unrealized gain (loss) on investments	$1.96	3.03	6.33	(7.28)	(0.27)
Total from investment operations	$2.59	3.20	6.45	(7.21)	(0.27)
Less distributions:
Net investment income	$—	(0.10)	(0.06)	(0.00)†*	—
Net realized gain on investments	$(0.03)	—	—	(0.05)	—
Total distributions	$(0.03)	(0.10)	(0.06)	(0.05)	—
Net asset value, end of period	$35.93	33.37	30.27	23.88	31.14
Total Return(2)%	7.77	10.62	27.04	(23.13)	(0.86)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$59,793	34,477	17,744	13,685	13,660
Ratios to average net assets:
Expenses(3)%	0.82	0.99	1.35	1.35	1.34
Net investment income(3)%	1.84	0.99	0.46	0.27	0.04
Portfolio turnover rate %	125	797	17	15	5

(1)              Commencement of operations.

(2)              Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract changes. Total return for periods less than one year is not annualized.

(3)              Annualized for periods less than one year.

*                 Amount is less than $0.005.

†                  Per share numbers have been calculated using the average number of shares outstanding throughout the period.

See Notes to Financial Statements.

ING VAN KAMPEN EQUITY AND INCOME PORTFOLIO (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share outstanding for each period.

	Class ADV
	Year Ended December 31,				December 10, 2001(1) to December 31,
	2005	2004	2003	2002	2001
Per Share Operating Performance:
Net asset value, beginning of period	$33.11	30.07	23.81	31.13	31.41
Income (loss) from investment operations:
Net investment income (loss)	$0.53 †	0.15	0.06	0.02	(0.00)*
Net realized and unrealized gain (loss) on investments	$1.95	2.96	6.30	(7.29)	(0.28)
Total income (loss) from investment operations	$2.48	3.11	6.36	(7.27)	(0.28)
Less distributions:
Net investment income	$(0.01)	(0.07)	(0.10)	—	—
Net realized gain on investments	$(0.03)	—	—	(0.05)	—
Total distributions	$(0.04)	(0.07)	(0.10)	(0.05)	—
Net asset value, end of period	$35.55	33.11	30.07	23.81	31.13
Total Return(2)%	7.49	10.32	26.76	(23.35)	(0.89)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$14,307	8,611	123	22	10
Ratios to average net assets:
Expenses(3)%	1.07	1.24	1.60	1.60	1.60
Net investment income (loss)(3)%	1.56	1.29	0.22	0.09	(0.17)
Portfolio turnover rate %	125	797	17	15	5

(1)              Commencement of operations.

(2)              Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract changes. Total return for periods less than one year is not annualized.

(3)              Annualized for periods less than one year.

*                 Amount is less than $0.005.

†                  Per share numbers have been calculated using the average number of shares outstanding throughout the period.

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2005

NOTE 1 — ORGANIZATION

ING Life Insurance and Annuity Company (“ILIAC” or the “Investment Advisor”) created ING Partners, Inc. (the “Fund”) to serve as an investment option underlying variable insurance products offered by ILIAC and its insurance company affiliates. The Fund is an open-end management investment company registered under the Investment Company Act of 1940 (the “1940 Act”). It was incorporated under the laws of Maryland on May 7, 1997. The Articles of Incorporation permit the Fund to offer separate series (“Portfolios”), each of which has its own investment objective, policies and restrictions.

The Fund currently consists of thirty five diversified Portfolios and two non-diversified Portfolios. The twenty-two included in this report are: ING American Century Large Company Value Portfolio (“American Century Large Company Value”); ING American Century Select Portfolio (“American Century Select”); ING American Century Small Cap Value Portfolio (“American Century Small Cap Value”); ING Baron Small Cap Growth Portfolio (“Baron Small Cap Growth”); ING Davis Venture Value Portfolio (formerly, ING Salomon Brothers Fundamental Value Portfolio, “Davis Venture Value”); ING Fundamental Research Portfolio (“Fundamental Research”); ING Goldman Sachs® Capital Growth Portfolio (“Goldman Sachs® Capital Growth”); ING Goldman Sachs® Core Equity Portfolio (“Goldman Sachs® Core Equity”); ING JPMorgan Fleming International Portfolio (“JPMorgan Fleming International”); ING JPMorgan Mid Cap Value Portfolio (“JPMorgan Mid Cap Value”); ING MFS Capital Opportunities Portfolio (“MFS Capital Opportunities”); ING OpCap Balanced Value Portfolio (“OpCap Balanced Value”); ING Oppenheimer Global Portfolio (“Oppenheimer Global”); ING Oppenheimer Strategic Income Portfolio (“Oppenheimer Strategic Income”); ING PIMCO Total Return Portfolio (“PIMCO Total Return”); ING Salomon Brothers Aggressive Growth Portfolio (“Salomon Brothers Aggressive Growth”); ING Salomon Brothers Large Cap Growth Portfolio (“Salomon Brothers Large Cap Growth”); ING T. Rowe Price Diversified Mid Cap Growth Portfolio (“T. Rowe Price Diversified Mid Cap Growth”); ING T. Rowe Price Growth Equity Portfolio (“T. Rowe Price Growth Equity”); ING UBS U.S. Large Cap Equity Portfolio (“UBS U.S. Large Cap Equity”); ING Van Kampen Comstock Portfolio (“Van Kampen Comstock”) and ING Van Kampen Equity and Income Portfolio (“Van Kampen Equity and Income”).

ING JPMorgan Mid Cap Value and ING Davis Venture Value are classified as “non-diversified” portfolios under the 1940 Act.

The following is a brief description of each Portfolio’s investment objective:

•                  American Century Large Company Value seeks long-term capital growth;

•                  American Century Select seeks long-term capital appreciation;

•                  American Century Small Cap Value seeks long-term growth of capital, income is a secondary objective;

•                  Baron Small Cap Growth seeks capital appreciation;

•                  Davis Venture Value seeks to provide long-term growth of capital;

•                  Fundamental Research seeks to maximize total return through investments in a diversified portfolio of common stocks and securities convertible into common stocks;

•                  Goldman Sachs® Capital Growth seeks long-term growth of capital;

•                  Goldman Sachs® Core Equity seeks long-term growth of capital and dividend income;

•                  JPMorgan Fleming International seeks long-term growth of capital;

•                  JPMorgan Mid Cap Value seeks growth from capital appreciation;

•                  MFS Capital Opportunities seeks capital appreciation;

•                  OpCap Balanced Value seeks capital growth and, secondarily, investment income;

•                  Oppenheimer Global seeks capital appreciation;

•                  Oppenheimer Strategic Income seeks a high level of current income principally derived from interest on debt securities;

•                  PIMCO Total Return seeks maximum total return, consistent with capital preservation and prudent investment management;

•                  Salomon Brothers Aggressive Growth seeks to provide long-term growth of capital;

•                  Salomon Brothers Large Cap Growth seeks long-term capital appreciation;

•                  T. Rowe Price Diversified Mid Cap Growth seeks long-term capital appreciation;

•                  T. Rowe Price Growth Equity seeks long-term capital growth and, secondarily, increased dividend income;

•                  UBS U.S. Large Cap Equity seeks long-term growth of capital and future income;

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2005 (CONTINUED)

NOTE 1 — ORGANIZATION (continued)

•                  Van Kampen Comstock seeks capital growth and income; and

•                  Van Kampen Equity and Income seeks total return that consists of long-term capital appreciation and current income.

The Fund offers three classes of shares, referred to as Initial Class (Class “I”), Service Class (Class “S”) and Adviser Class (Class “ADV”). The classes differ principally in applicable distribution and shareholder service fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Portfolios and earn income and realized gains/losses from the Portfolio pro rata based on the average daily net assets of each class, without discrimination between share classes. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder servicing fees. Class I shares are intended for distribution networks including non-qualified annuity and life insurance contracts and qualified retirement plans offered through an annuity contract, as well as qualified retirement plans offered through a custodial account where the sale is made on a direct basis without the involvement of a financial intermediary or where the qualified retirement plan has assets of $50 million or more. Class S and Class ADV shares of a Portfolio are intended for distribution networks including qualified retirement plans offered through an annuity contract or custodial account. Shareholders of the Class I shares of each Portfolio will generally be entitled to exchange those shares at net asset value for Class I shares of other Portfolios that offer Class I shares. Shareholders of the Class ADV shares of each Portfolio will generally be entitled to exchange those shares at net asset value for Class ADV shares of other Portfolios that offer Class ADV shares. Shareholders of the Class ADV shares continue to be subject to the Rule 12b-1 Plan fee applicable to Class ADV shares after the exchange. Shareholders of Class S shares of each Portfolio will generally be entitled to exchange those shares at net asset value for Class S shares of other Portfolios that offer Class S shares. Each Portfolio’s shares may be offered to variable annuity and variable life insurance separate accounts, qualified pension and retirement plans outside the separate account context, and to certain investment advisers and their affiliates.

ILIAC serves as the Investment Adviser to the Portfolios. ILIAC has engaged ING Investment Management Co. (“ING IM’’), a Connecticut corporation, to serve as the Sub-Adviser to the Fundamental Research. ING Financial Advisers, LLC (“IFA” or the “Distributor”) serves as the principal underwriter to the Portfolios. ILIAC, ING IM and IFA are indirect, wholly-owned subsidiaries of ING Groep N.V. (“ING Groep”). ING Groep is one of the largest financial services organizations in the world, and offers an array of banking, insurance and asset management services to both individuals and institutional investors.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Such policies are in conformity with U.S. generally accepted accounting principles for investment companies.

A.           Security Valuation. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ are valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities are valued at prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on the Portfolios’ valuation procedures. U.S. Government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities, which are subject to limitations as to their sale) are valued at their fair values as determined in good faith by or under the supervision of the Portfolios’ Board of Directors (“Board”), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Portfolio calculates its net asset value (“NAV”) may also be valued at their fair values as determined in good faith by or under the supervision of a Portfolio’s Board, in accordance with methods that are specifically authorized by the Board. If an event occurs after the time at which the market for foreign securities held by the Portfolio closes but before the time that the

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2005 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Portfolio’s NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time the Portfolio determines its NAV. In such a case, the Portfolio will use the fair value of such securities as determined under the Portfolio’s valuation procedures. Events after the close of trading on a foreign market that could require the Portfolio to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Portfolio calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that the Portfolio could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, the Portfolio is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes the Portfolio to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time the Portfolio determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in the Portfolio’s NAV. Investments in securities maturing in 60 days or less at the date of valuation are valued at amortized cost, which, when combined with accrued interest, approximates market value.

B.             Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Portfolios. Premium amortization and discount accretion are determined by the effective yield method.

C.             Foreign Currency Translation. The books and records of the portfolios are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)          Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)          Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Portfolios do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2005 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

companies and U.S. Government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments, which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. Government securities.

D.            Foreign Currency Transactions and Futures Contracts. Certain Portfolios may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. When entering into a currency forward contract, a Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. The Portfolios either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. Certain Portfolios may enter into futures contracts involving foreign currency, interest rates, securities and securities indices. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Portfolio is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Portfolio agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margins and are recorded as unrealized gains or losses by the Portfolio. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

E.              Distributions to Shareholders. The Portfolios record distributions to their shareholders on the ex-dividend date. Dividends from net investment income and capital gains, if any, are declared and paid annually. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of Sub-Chapter M of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

F.              Federal Income Taxes. It is the policy of the Portfolios to comply with subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, no federal income tax provision is required. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

G.             Use of Estimates. Management of the Portfolios has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses to prepare these financial statements in conformity with U.S. generally accepted accounting principles for investment companies. Actual results could differ from these estimates.

H.            Repurchase Agreements. Each Portfolio may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Portfolio will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Portfolio. The underlying collateral is valued daily on a mark-to-market basis to assure that the value, including accrued interest is at least equal to the repurchase price. There would be a potential loss to the Portfolio in the event the Portfolio is delayed or prevented from exercising its right to

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2005 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

dispose of the collateral, and it might incur disposition costs in liquidating the collateral.

I.                 Securities Lending. Each Portfolio has the option to temporarily loan up to 30% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. The borrower is required to fully collateralize the loans with cash or U.S. Government securities. Generally, in the event of counterparty default, the Portfolio has the right to use collateral to offset losses incurred. There would be potential loss to the Portfolio in the event the Portfolio is delayed or prevented from exercising its right to dispose of the collateral. The Portfolio bears the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Portfolio.

J.                Illiquid and Restricted Securities. The Portfolios may not invest more than 15% of their net assets in illiquid securities. Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time consuming negotiation and legal expenses, and it may be difficult or impossible for the Portfolios to sell them promptly at an acceptable price. The Portfolios may also invest in restricted securities, which include those sold under Rule 144A of the Securities Act of 1933 (“1933 Act”) or securities offered pursuant to Section 4(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Certain restricted securities may be considered liquid pursuant to guidelines approved by the Board or may be deemed to be illiquid because they may not be readily marketable. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board.

K.            Delayed Delivery Transactions. Each Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of such is identified in the Portfolios’ Portfolio of Investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolios are required to hold liquid assets as collateral with the Portfolios’ custodian sufficient to cover the purchase price.

L.              Mortgage Dollar Roll Transactions. Fundamental Research, Goldman Sachs® Core Equity, MFS Capital Opportunities, Oppenheimer Global, Oppenheimer Strategic Income, PIMCO Total Return, Salomon Brothers Aggressive Growth and Van Kampen Equity and Income may engage in dollar roll transactions with respect to mortgage-backed securities issued by Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corp. In a dollar roll transaction, a Portfolio sells a mortgage-backed security to a financial institution, such as a bank or broker/dealer, and simultaneously agrees to repurchase a substantially similar (i.e., same type, coupon, and maturity) security from the institution on a delayed delivery basis at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. The Portfolios account for dollar roll transactions as purchases and sales. For fee based dollar roll transactions, the fee is recorded as income.

M.         Options Contracts. Each Portfolio, with the exception of Baron Small Cap Growth, may purchase put and call options and may write (sell) put options and covered call options. MFS Capital Opportunities may only write or sell calls on securities if the calls are covered. The Portfolios may engage in option transactions as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure. Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. The Portfolios will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements. The risk in

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2005 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

writing a call option is that the Portfolios give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Portfolios may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolios pay a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

N.            Futures Contracts. Each Portfolio, with the exception of Baron Small Cap Growth, may enter into futures contracts involving foreign currency, interest rates, securities and securities indices. Goldman Sachs® Core Equity may enter into futures transactions only with respect to the S&P 500 Index. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Portfolio is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Portfolio agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margins and are recorded as unrealized gains or losses by the Portfolio. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

O.            Swap Contracts. Certain Portfolios may enter into interest rate swaps, currency swaps and other types of swap agreements, including swaps on securities and indices. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other on regularly scheduled dates over a stated term, based on different interest rates, currency exchange rates, security prices, the prices or rates of other types of financial instruments or assets or the levels of specified indices. During the term of the swap, changes in the value of the swap are recognized as unrealized appreciation or depreciation.

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended December 31, 2005, the cost of purchases and the proceeds from the sales of securities, excluding U.S. Government and short-term securities, were as follows:

	Purchases	Sales
American Century Large Company Value	$90,991,215	$74,244,923
American Century Select	665,801,847	506,142,155
American Century Small Cap Value	102,491,290	81,309,430
Baron Small Cap Growth	152,524,595	24,926,301
Davis Venture Value	63,742,510	73,685,183
Fundamental Research	83,893,729	92,661,308
Goldman Sachs Capital Growth	26,009,962	55,319,711
Goldman Sachs Core Equity	114,368,893	127,674,859
JPMorgan Fleming International	292,197,663	54,107,452
JPMorgan Mid Cap Value	110,401,348	73,946,914
MFS Capital Opportunities	195,335,019	243,009,583
OpCap Balanced Value	115,651,195	148,277,232
Oppenheimer Global	2,041,493,522	939,674,764
Oppenheimer Strategic Income	437,378,372	230,195,976
PIMCO Total Return	61,344,793	48,539,761
Salomon Brothers Aggressive Growth	90,701,266	132,821,008
Salomon Brothers Large Cap Growth	16,818,618	28,809,980
T. Rowe Price Diversified Mid Cap Growth	1,382,861,182	895,506,416
T. Rowe Price Growth Equity	535,806,515	392,393,476
UBS U.S. Large Cap Equity	134,963,365	142,006,033
Van Kampen Comstock	396,891,176	132,084,328
Van Kampen Equity and Income	992,002,829	784,851,628

U.S. Government securities not included above were as follows:

	Purchases	Sales
OpCap Balanced Value	$—	$1,168,436
Oppenheimer Strategic Income	296,688,291	260,499,326
PIMCO Total Return	1,397,853,472	1,265,994,037
Van Kampen Equity and Income	198,511,020	217,324,029

NOTE 4 — INVESTMENT ADVISORY AND ADMINISTRATIVE FEES

For its services, each Portfolio pays the Investment Adviser a monthly fee in arrears equal to the following as a percentage of the Portfolio’s average daily net assets during the month:

Portfolio	Fee
American Century Large Company Value	0.80%
American Century Select	0.64%
American Century Small Cap Value	1.00%
Baron Small Cap Growth	0.85%
Davis Venture Value*	0.80%
Fundamental Research	0.60%
Goldman Sachs® Capital Growth	0.85%
Goldman Sachs® Core Equity	0.70%
JPMorgan Fleming International	0.80%
JPMorgan Mid Cap Value	0.75%
MFS Capital Opportunities	0.65%
OpCap Balanced Value	0.80%
Oppenheimer Global	0.60%
Oppenheimer Strategic Income	0.50%
PIMCO Total Return	0.50%
Salomon Brothers Aggressive Growth	0.70%	on the first $500 million
	0.65%	on assets over $500 million
Salomon Brothers Large Cap Growth	0.64%
T. Rowe Price Diversified Mid Cap Growth	0.64%
T. Rowe Price Growth Equity	0.60%
UBS U.S. Large Cap Equity	0.70%	on the first $500 million
	0.65%	on assets over $500 million
Van Kampen Comstock	0.60%
Van Kampen Equity and Income	0.55%

* Prior to October 31, 2005, rate was 0.90%.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2005 (CONTINUED)

NOTE 4 — INVESTMENT ADVISORY AND ADMINISTRATIVE FEES (continued)

American Century Investment Management, Inc. serves as Sub-Adviser to American Century Large Company Value, American Century Select and American Century Small Cap Value. BAMCO, Inc. serves as Sub-Adviser to Baron Small Cap Growth. Davis Selected Advisors, L.P. serves as Sub-Adviser to Davis Venture Value. Goldman Sachs® Asset Management, L.P. serves as Sub-Adviser to Goldman Sachs® Capital Growth and Goldman Sachs® Core Equity. J.P. Morgan Fleming Asset Management (London) Ltd. serves as Sub-Adviser to JPMorgan Fleming International. J.P. Morgan Investment Management Inc. serves as Sub-Adviser to JPMorgan Mid Cap Value. Massachusetts Financial Services Company serves as Sub-Adviser to MFS Capital Opportunities. OpCap Advisors LLC serves as Sub-Adviser to OpCap Balanced Value. OppenheimerFunds, Inc. serves as Sub-Adviser to Oppenheimer Global and Oppenheimer Strategic Income. Pacific Investment Management Company LLC serves as Sub-Adviser to PIMCO Total Return. Salomon Brothers Asset Management Inc. serves as Sub-Adviser to Salomon Brothers Aggressive Growth and Salomon Brothers Large Cap Growth. T. Rowe Price Associates, Inc. serves as Sub-Adviser to T. Rowe Price Diversified Mid Cap Growth and T. Rowe Price Growth Equity. UBS Global Asset Management (Americas) Inc. serves as Sub-Adviser to UBS U.S. Large Cap Equity. Morgan Stanley Investment Management Inc. doing business as Van Kampen serves as Sub-Adviser to Van Kampen Comstock and Van Kampen Equity and Income.

Prior to April 29, 2005, Salomon Brothers Asset Management Inc. served as Sub-Adviser to American Century Large Company Value.

Prior to October 31, 2005, Salomon Brothers Asset Management Inc. served as Sub-Adviser to Davis Venture Value.

Under an Administrative Services Agreement between the Fund and ING Funds Services, LLC (“IFS”), an indirect, wholly-owned subsidiary of ING Groep, IFS provides all administrative services necessary for the Fund’s operations and is responsible for the supervision of the Fund’s other service providers. IFS also assumes all ordinary recurring direct costs of the Fund, such as custodian fees, director’s fees, transfer agency fees and accounting fees. As compensation for these services, IFS receives a monthly fee from each

Portfolio at an annual rate based on the average daily net assets of each Portfolio as follows:

Portfolio	Rate
American Century Large Company Value	0.20%
American Century Select	0.02%
American Century Small Cap Value*	0.40%
Baron Small Cap Growth*	0.40%
Davis Venture Value(1)	0.10%
Fundamental Research	0.20%
Goldman Sachs® Capital Growth	0.20%
Goldman Sachs® Core Equity	0.20%
JPMorgan Fleming International	0.20%
JPMorgan Mid Cap Value	0.35%
MFS Capital Opportunities	0.25%
OpCap Balanced Value	0.20%
Oppenheimer Global	0.06%
Oppenheimer Strategic Income	0.04%
PIMCO Total Return	0.35%
Salomon Brothers Aggressive Growth	0.13%
Salomon Brothers Large Cap Growth	0.20%
T. Rowe Price Diversified Mid Cap Growth	0.02%
T. Rowe Price Growth Equity	0.15%
UBS U.S. Large Cap Equity	0.15%
Van Kampen Comstock*	0.35%
Van Kampen Equity and Income	0.02%

*    A portion of the administrative fees may be waived to limit total net expenses.

(1)   Prior to October 31, 2005, rate was 0.20%.

The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 (“the Plan”) for the Adviser Class shares of each Portfolio. The Plan provides for a distribution fee, payable to the Distributor. The Distributor may pay, on behalf of each Portfolio, out of its distribution fee, compensation to certain financial institutions for providing distribution assistance pursuant to a Distribution Services Agreement as described under the Plan. Under the Plan, a Portfolio makes payments at an annual rate of 0.25% of the Portfolio’s average daily net assets attributable to its Adviser Class shares. Effective December 1, 2004, the Distributor has voluntarily agreed to waive distribution fees for the Oppenheimer Global and the T. Rowe Price Diversified Mid Cap Growth Portfolios at an annual rate of 0.01% of average daily net assets attributable to their respective Adviser Class Shares.

Service and Adviser Classes of shares are further subject to a shareholder servicing fee payable to Shareholder Organizations pursuant to the Shareholder Servicing Plan adopted for Service and Adviser Classes which shall not initially exceed an annual rate of 0.25% of the average daily net assets of each of the Service and Adviser Classes.

Fees paid to the Distributor and Shareholder Organizations by class during the year ended December 31, 2005 are shown in the accompanying Statements of Operations.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2005 (CONTINUED)

NOTE 4 — INVESTMENT ADVISORY AND ADMINISTRATIVE FEES (continued)

The Investment Adviser (Directed Services, Inc or “DSI”) has contractually agreed to waive a portion of the advisory fee for the Van Kampen Comstock.

The waiver represents 50% of negotiated fee reductions in subadvisory fees being charged to the advisor.

NOTE 5 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

The waiver only renews at the election of DSI.

At December 31, 2005, the Portfolios had the following amounts recorded in payable to affiliates on the accompanying Statements of Assets and Liabilities (See Note 4):

Fund	Accrued Investment Management Fees	Accrued Administrative Fees	Accrued Shareholder Service and Distribution Fees	Accrued Waivers	Total
American Century Large Company Value	$62,663	$15,666	$14,496	$—	$92,825
American Century Select	242,454	7,576	11,050	—	261,080
American Century Small Cap Value	87,161	97,855	13,883	(71,706)	127,193
Baron Small Cap Growth	229,635	197,212	57,428	(102,657)	381,618
Davis Venture Value	38,991	4,874	14,262	—	58,127
Fundamental Research	21,526	7,055	7,448	—	36,029
Goldman Sachs Capital Growth	49,230	11,579	14,709	—	75,518
Goldman Sachs Core Equity	62,505	17,859	22,512	—	102,876
JPMorgan Fleming International	614,896	153,725	117,798	—	886,419
JPMorgan Mid Cap Value	109,095	50,911	22,001	—	182,007
MFS Capital Opportunities	108,078	41,568	153	—	149,799
OpCap Balanced Value	91,462	22,866	28,445	—	142,773
Oppenheimer Global	1,224,687	122,466	62,869	(10,666)	1,399,356

Fund	Accrued Investment Management Fees	Accrued Administrative Fees	Shareholder Service and Distribution Fees	Accrued Waivers	Total
Oppenheimer Strategic Income	$156,812	$12,545	$34,815	$(21,905)	$182,267
PIMCO Total Return	117,402	82,181	27,380	—	226,963
Salomon Brothers Aggressive Growth	560,970	107,946	95,208	—	764,124
Salomon Brothers Large Cap Growth	32,677	10,212	14,255	—	57,144
T. Rowe Price Diversified Mid Cap Growth	683,188	21,103	40,194	(5,754)	738,731
T. Rowe Price Growth Equity	582,145	147,051	71,339	—	800,535
UBS U.S. Large Cap Equity	169,108	36,237	2,404	—	207,749
Van Kampen Comstock	352,101	495,239	123,560	(345,015)	625,885
Van Kampen Equity and Income	431,046	15,673	18,303	—	465,022

At December 31, 2005 all shares of the Portfolios were owned by 1) separate accounts of ILIAC and its insurance company affiliates for the benefit of variable contract policyholders 2) ING National Trust, an indirect, wholly-owned subsidiary of ING Groep, as trustee or custodian of qualified pension and retirement plans that invest in the Portfolios directly and 3) ILIAC in connection with seed capital contributions made to the Portfolios.

During the year ended December 31, 2005, the Salomon Brothers Aggressive Growth realized a gain of $19,448 on the disposal of investments made in violation of the Portfolio’s investment restrictions.

NOTE 6 — CALL OPTIONS WRITTEN

As of December 31, 2005, portfolio securities valued at $400,143 for Oppenheimer Strategic Income and $2,230,350 for PIMCO Total Return were held in escrow by the custodian as cover for call options written.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, (CONTINUED)

NOTE 6 — CALL OPTIONS WRITTEN

Written option activity for the Oppenheimer Strategic Income and PIMCO Total Return Portfolios for the year ended December 31, 2005 was as follows:

	Number of Contracts	Premiums Received
ING Oppenheimer Strategic Income Portfolio
Options outstanding at December 31, 2004	37	$27,277
Options written	160	139,353
Options terminated in closing purchase transactions	(115)	(123,221)
Options expired	(43)	(27,460)
Options outstanding at December 31, 2005	39	$15,949

ING PIMCO Total Return Portfolio
Options outstanding at December 31, 2004	410	$450,080
Options written	1,203	539,356
Options terminated in closing purchase transactions	(162)	(101,822)
Options expired	(1,032)	(615,634)
Options exercised	—	(13,042)
Options outstanding at December 31, 2005	419	$258,938

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2005 (CONTINUED)

NOTE 7 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Class I Shares		Class S Shares		Class ADV Shares
	Year Ended December 31, 2005	Year Ended December31, 2004	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2005	Year Ended December 31, 2004
American Century Large Company Value (Number of Shares)
Shares sold	2,661,918	148,751	306,759	839,017	478,928	117,723
Dividends reinvested	13,064	1,552	38,001	39,197	5,040	3,915
Shares redeemed	(101,274)	(25,062)	(1,986,733)	(1,094,339)	(263,373)	(70,895)
Net increase (decrease) in shares outstanding	2,573,708	125,241	(1,641,973)	(216,125)	220,595	50,743

American Century Large Company Value ($)
Shares sold	$37,349,021	$1,966,782	$4,287,796	$11,272,945	$6,612,829	$1,566,546
Dividends reinvested	179,496	19,821	521,379	499,364	68,599	49,520
Shares redeemed	(1,407,870)	(337,852)	(27,663,175)	(14,513,641)	(3,547,962)	(926,101)
Net increase (decrease)	$36,120,647	$1,648,751	$(22,854,000)	$(2,741,332)	$3,133,466	$689,965

	Class I Shares		Class S Shares		Class ADV Shares
	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2005	Year Ended December 31, 2004
American Century Select (Number of Shares)
Shares sold	31,914,281	22,620,173	436,803	1,451,458	246,400	991,938
Shares redeemed	(10,661,975)	(1,071,859)	(1,016,486)	(321,500)	(1,227,514)	(3,826,255)
Net increase (decrease) in shares outstanding	21,252,306	21,548,314	(579,683)	1,129,958	(981,114)	(2,834,317)

American Century Select ($)
Shares sold	$278,369,130 *	$206,472,495	$3,904,181	$13,091,503	$2,206,539	$8,842,676
Shares redeemed	(97,997,787)	(9,923,972)	(9,000,068)	(2,836,199)	(11,026,541)	(33,760,610)
Net increase (decrease)	$180,371,343	$196,548,523	$(5,095,887)	$10,255,304	$(8,820,002)	$(24,917,934)

	Class I Shares		Class S Shares		Class ADV Shares
	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2005	Year Ended December 31, 2004
American Century Small Cap Value (Number of Shares)
Shares sold	1,827,763	1,602,807	912,770	2,323,856	587,711	346,623
Dividends reinvested	436,034	146,081	402,482	194,144	97,983	27,280
Shares redeemed	(657,550)	(170,244)	(742,863)	(571,631)	(171,647)	(205,307)
Net increase in shares outstanding	1,606,247	1,578,644	572,389	1,946,369	514,047	168,596

American Century Small Cap Value ($)
Shares sold	$22,769,281	$18,900,807	$11,224,653	$26,715,877	$7,261,980	$3,934,669
Dividends reinvested	5,194,173	1,774,547	4,790,132	2,347,380	1,152,631	327,424
Shares redeemed	(7,948,088)	(1,969,616)	(9,329,831)	(6,602,869)	(2,078,194)	(2,307,273)
Net increase	$20,015,366	$18,705,738	$6,684,954	$22,460,388	$6,336,417	$1,954,820

* Includes in-kind subscriptions from a substitution.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, (CONTINUED)

	Class I Shares		Class S Shares		Class ADV Shares
	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2005	Year Ended December 31, 2004
Baron Small Cap Growth (Number of Shares)
Shares sold	3,405,463	1,337,197	7,294,601	4,649,190	1,175,024	1,011,904
Shares redeemed	(355,053)	(244,633)	(1,997,997)	(801,347)	(341,891)	(199,682)
Net increase in shares outstanding	3,050,410	1,092,564	5,296,604	3,847,843	833,133	812,222

Baron Small Cap Growth ($)
Shares sold	$53,251,215	$17,318,049	$113,602,924	$60,740,062	$17,807,762	$12,983,296
Shares redeemed	(5,541,929)	(3,304,000)	(30,969,966)	(10,169,278)	(5,195,708)	(2,519,732)
Net increase	$47,709,286	$14,014,049	$82,632,958	$50,570,784	$12,612,054	$10,463,564

	Class I Shares		Class S Shares		Class ADV Shares
	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2005	Year Ended December 31, 2004
Davis Venture Value (Number of Shares)
Shares sold	45,465	90,373	486,605	641,823	539,144	444,017
Dividends reinvested	408	—	—	—	315	—
Shares redeemed	(62,574)	(34,621)	(1,369,582)	(906,728)	(499,011)	(72,248)
Net increase (decrease) in shares outstanding	(16,701)	55,752	(882,977)	(264,905)	40,448	371,769

Davis Venture Value ($)
Shares sold	$817,668	$1,546,968	$8,749,608	$10,993,620	$9,508,471	$7,712,445
Dividends reinvested	7,346	—	—	—	5,573	—
Shares redeemed	(1,130,716)	(586,779)	(24,365,401)	(15,468,573)	(8,889,431)	(1,223,274)
Net increase (decrease)	$(305,702)	$960,189	$(15,615,793)	$(4,474,953)	$624,613	$6,489,171

	Class I Shares		Class S Shares		Class ADV Shares
	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2005	Year Ended December 31, 2004
Fundamental Research (Number of Shares)
Shares sold	62,654	451,577	652,623	1,001,814	53,097	113,866
Shares issued in merger	795,084	—	—	—	—	—
Dividends reinvested	5,902	3,914	40,102	28,534	3,246	1,857
Shares redeemed	(163,939)	(72,429)	(2,307,923)	(1,198,761)	(53,779)	(286,485)
Net increase (decrease) in shares outstanding	699,701	383,062	(1,615,198)	(168,413)	2,564	(170,762)

Fundamental Research ($)
Shares sold	$545,101	$3,664,370	$5,666,170	$8,091,737	$460,479	$915,234
Shares issued in merger	7,324,877	—	—	—	—	—
Dividends reinvested	49,929	30,448	339,663	221,996	27,298	14,333
Shares redeemed	(1,422,007)	(583,080)	(19,964,556)	(9,651,053)	(460,687)	(2,274,449)
Net increase (decrease)	$6,497,900	$3,111,738	$(13,958,723)	$(1,337,320)	$27,090	$(1,344,882)

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, (CONTINUED)

	Class I Shares		Class S Shares		Class ADV Shares
	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2005	Year Ended December 31, 2004
Goldman Sachs Capital Growth (Number of Shares)
Shares sold	118,944	76,985	565,786	650,799	69,593	84,873
Dividends reinvested	895	526	20,823	3,841	—	—
Shares redeemed	(31,348)	(38,108)	(3,466,737)	(1,589,477)	(277,094)	(52,372)
Net increase (decrease) in shares outstanding	88,491	39,403	(2,880,128)	(934,837)	(207,501)	32,501

Goldman Sachs Capital Growth ($)
Shares sold	$1,337,332	$818,914	$6,177,415	$6,851,055	$761,815	$897,368
Dividends reinvested	9,754	5,353	226,138	38,908	—	—
Shares redeemed	(345,991)	(400,434)	(38,259,051)	(16,711,121)	(3,011,024)	(550,962)
Net increase (decrease)	$1,001,095	$423,833	$(31,855,498)	$(9,821,158)	$(2,249,209)	$346,406

	Class I Shares		Class S Shares		Class ADV Shares
	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2005	Year Ended December 31, 2004
Goldman Sachs Core Equity (Number of Shares)
Shares sold	—	—	634,380	1,570,839	92,324	8,416
Dividends reinvested	15	5	1,064,865	387,939	7,296	62
Shares redeemed	—	—	(2,136,095)	(1,269,272)	(30,304)	(472)
Net increase (decrease) in shares outstanding	15	5	(436,850)	689,506	69,316	8,006

Goldman Sachs Core Equity ($)
Shares sold	$—	$—	$7,962,329	$19,848,494	$1,158,740	$104,850
Dividends reinvested	170	62	12,171,411	4,581,560	82,596	725
Shares redeemed	—	—	(26,495,371)	(16,031,736)	(375,052)	5,994
Net increase (decrease)	$170	$62	$(6,361,631)	$8,398,318	$866,284	$111,569

	Class I Shares		Class S Shares		Class ADV Shares
	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2005	Year Ended December 31, 2004
JPMorgan Fleming International (Number of Shares)
Shares sold	2,992,581	4,828,032	34,481,815	19,751,827	164,851	191,469
Dividends reinvested	224,057	367,982	246,190	93,004	1,136	1,638
Shares redeemed	(7,421,491)	(7,107,002)	(8,952,601)	(4,140,652)	(84,381)	(124,331)
Net increase (decrease) in shares outstanding	(4,204,853)	(1,910,988)	25,775,404	15,704,179	81,606	68,776

JPMorgan Fleming International ($)
Shares sold	$37,093,357	$52,846,466	$421,334,049	$216,596,515	$2,038,736	$2,046,678
Dividends reinvested	2,668,525	3,834,376	2,914,895	965,386	13,389	16,919
Shares redeemed	(91,750,930)	(77,960,663)	(110,440,369)	(45,930,044)	(1,055,855)	(1,346,015)
Net increase (decrease)	$(51,989,048)	$(21,279,821)	$313,808,575	$171,631,857	$996,270	$717,582

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, (CONTINUED)

	Class I Shares		Class S Shares		Class ADV Shares
	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2005	Year Ended December 31, 2004
JPMorgan Mid Cap Value (Number of Shares)
Shares sold	2,647,024	2,824,865	2,011,533	3,464,084	666,879	283,469
Dividends reinvested	414,890	126,196	410,041	141,376	61,014	10,444
Shares redeemed	(1,286,352)	(389,997)	(1,445,928)	(344,727)	(194,750)	(48,150)
Net increase in shares outstanding	1,775,562	2,561,064	975,646	3,260,733	533,143	245,763

JPMorgan Mid Cap Value ($)
Shares sold	$38,175,596	$37,085,709	$28,693,277	$45,498,414	$9,602,999	$3,641,546
Dividends reinvested	5,888,381	1,750,954	5,801,817	1,956,844	857,812	143,820
Shares redeemed	(18,071,001)	(5,061,165)	(20,973,214)	(4,622,553)	(2,797,151)	(612,383)
Net increase	$25,992,976	$33,775,498	$13,521,880	$42,832,705	$7,663,660	$3,172,983

	Class I Shares		Class S Shares		Class ADV Shares
	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2005	Year Ended December 31, 2004
MFS Capital Opportunities (Number of Shares)
Shares sold	218,098	189,115	766	2,607	1,354	10,994
Dividends reinvested	63,630	44,008	66	56	36	40
Shares redeemed	(1,898,027)	(1,834,165)	(7,115)	(2,413)	(3,414)	(7,702)
Net increase (decrease) in shares outstanding	(1,616,299)	(1,601,042)	(6,283)	250	(2,024)	3,332

MFS Capital Opportunities ($)
Shares sold	$5,821,235	$4,761,822	$20,613	$64,766	$35,779	$278,223
Dividends reinvested	1,677,923	1,043,438	1,734	1,317	946	939
Shares redeemed	(50,560,022)	(45,580,002)	(188,367)	(57,772)	(90,650)	(188,943)
Net increase (decrease)	$(43,060,864)	$(39,774,742)	$(166,020)	$8,311	$(53,925)	$90,219

	Class I Shares		Class S Shares		Class ADV Shares
	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2005	Year Ended December 31, 2004
OpCap Balanced Value (Number of Shares)
Shares sold	80,997	243,128	862,329	2,113,164	44,169	107,448
Dividends reinvested	2,106	2,739	38,777	114,935	569	2,294
Shares redeemed	(78,341)	(31,902)	(4,073,657)	(1,738,538)	(73,629)	(45,271)
Net increase (decrease) in shares outstanding	4,762	213,965	(3,172,551)	489,561	(28,891)	64,471

OpCap Balanced Value ($)
Shares sold	$1,080,048	$3,117,586	$11,538,629	$26,896,461	$585,645	$1,366,933
Dividends reinvested	28,329	34,098	520,776	1,427,497	7,580	28,287
Shares redeemed	(1,056,901)	(407,429)	(54,650,002)	(22,131,191)	(981,543)	(569,012)
Net increase (decrease)	$51,476	$2,744,255	$(42,590,597)	$6,192,767	$(388,318)	$826,208

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, (CONTINUED)

	Class I Shares		Class S Shares		Class ADV Shares
	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2005	Year Ended December 31, 2004
Oppenheimer Global (Number of Shares)
Shares sold	103,016,953	66,743,847	3,428,892	541,553	1,210,802	10,333,622
Dividends reinvested	4,041,348	89,713	63,798	15,688	156,780	11,097
Shares redeemed	(13,320,574)	(967,702)	(2,076,401)	(327,715)	(3,887,592)	(210,710)
Net increase (decrease) in shares outstanding	93,737,727	65,865,858	1,416,289	229,526	(2,520,010)	10,134,009

Oppenheimer Global ($)
Shares sold	$1,252,579,506 *	$838,298,498	$45,138,934	$6,266,786	$15,348,701	$127,035,834
Dividends reinvested	57,127,283	1,145,325	886,167	169,195	2,162,494	136,859
Shares redeemed	(174,735,557)	(12,286,322)	(25,073,244)	(3,777,493)	(51,971,027)	(2,574,531)
Net increase (decrease)	$1,134,971,232	$827,157,501	$20,951,857	$2,658,488	$(34,459,832)	$124,598,162

	Class I Shares		Class S Shares		Class ADV Shares
	Year	November 5,	Year	November 5,	Year	November 5,
	Ended	2004(1) to	Ended	2004(1) to	Ended	2004(1) to
	December 31, 2005	December 31, 2004	December 31, 2005	December 31, 2004	December 31, 2005	December 31, 2004
Oppenheimer Strategic Income (Number of Shares)
Shares sold	23,300,205	10,708,088	2,073,206	6,939,750	277,984	402,039
Dividends reinvested	685,117	18,306	122,816	10,227	9,827	564
Shares redeemed	(3,891,420)	(520,747)	(2,161,397)	(932,666)	(140,231)	(41,056)
Net increase in shares outstanding	20,093,902	10,205,647	34,625	6,017,311	147,580	361,547

Oppenheimer Strategic Income ($)
Shares sold	$233,758,163 *	$108,109,338	$20,965,239 *	$70,019,685	$2,802,224	$4,056,541
Dividends reinvested	6,830,671	185,260	1,224,476	103,399	97,781	5,702
Shares redeemed	(39,258,179)	(5,263,620)	(21,799,624)	(9,427,990)	(1,410,390)	(414,468)
Net increase	$201,330,655	$103,030,978	$390,091	$60,695,094	$1,489,615	$3,647,775

	Class I Shares		Class S Shares		Class ADV Shares
	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2005	Year Ended December 31, 2004
PIMCO Total Return (Number of Shares)
Shares sold	9,717,091	3,947,212	3,353,861	4,646,455	1,177,965	2,392,874
Dividends reinvested	370,074	61,996	202,898	55,461	47,533	12,864
Shares redeemed	(1,047,575)	(1,015,254)	(3,915,857)	(1,367,170)	(455,201)	(2,028,008)
Net increase (decrease) in shares outstanding	9,039,590	2,993,954	(359,098)	3,334,746	770,297	377,730

PIMCO Total Return ($)
Shares sold	$106,751,522	$42,657,879	$36,646,753	$50,221,723	$12,796,531	$25,730,937
Dividends reinvested	4,041,205	669,551	2,207,527	597,319	514,778	138,031
Shares redeemed	(11,475,514)	(11,026,626)	(42,874,969)	(14,681,347)	(4,929,923)	(21,920,952)
Net increase (decrease)	$99,317,213	$32,300,804	$(4,020,689)	$36,137,695	$8,381,386	$3,948,016

(1)   Commencement of operations.

*      Includes in-kind subscriptions from a substitution.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, (CONTINUED)

	Class I Shares		Class S Shares		Class ADV Shares
	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2005	Year Ended December 31, 2004
Salomon Brothers Aggressive Growth (Number of Shares)
Shares sold	501,090	427,898	7,470,449	9,075,422	117,048	64,521
Shares redeemed	(2,982,665)	(2,782,866)	(6,520,178)	(487,121)	(18,541)	(11,436)
Net increase (decrease) in shares outstanding	(2,481,575)	(2,354,968)	950,271	8,588,301	98,507	53,085

Salomon Brothers Aggressive Growth ($)
Shares sold	$21,086,158	$16,246,871	$295,891,931	$334,650,664	$4,736,368	$2,354,764
Shares redeemed	(119,361,484)	(103,994,271)	(249,022,493)	(18,143,172)	(742,579)	(422,516)
Net increase (decrease)	$(98,275,326)	$(87,747,400)	$46,869,438	$316,507,492	$3,993,789	$1,932,248

	Class I Shares		Class S Shares		Class ADV Shares
	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2005	Year Ended December 31, 2004
Salomon Brothers Large Cap Growth (Number of Shares)
Shares sold	562,690	1,538,270	156,502	1,360,858	324,990	469,837
Dividends reinvested	193,291	5	129,778	5	271,521	182,963
Shares redeemed	(668,226)	(24,999)	(370,087)	(41,825)	(1,150,132)	(1,460,940)
Net increase (decrease) in shares outstanding	87,755	1,513,276	(83,807)	1,319,038	(553,621)	(808,140)

Salomon Brothers Large Cap Growth ($)
Shares sold	$6,393,969	$18,423,562	$1,799,706	$16,218,615	$3,711,025	$5,681,599
Dividends reinvested	2,054,680	56	1,369,162	56	2,850,971	1,902,819
Shares redeemed	(7,577,392)	(301,960)	(4,297,264)	(502,726)	(13,131,647)	(17,066,531)
Net increase (decrease)	$871,257	$18,121,658	$(1,128,396)	$15,715,945	$(6,569,651)	$(9,482,113)

	Class I Shares		Class S Shares		Class ADV Shares
	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2005	Year Ended December 31, 2004
T. Rowe Price Diversified Mid Cap Growth (Number of Shares)
Shares sold	90,855,628	56,923,070	830,513	1,310,554	1,278,984	2,826,239
Dividends reinvested	2,294,158	—	47,513	—	155,088	—
Shares redeemed	(21,132,843)	(2,830,650)	(1,967,457)	(1,790,374)	(3,384,627)	(7,303,573)
Net increase (decrease) in shares outstanding	72,016,943	54,092,420	(1,089,431)	(479,820)	(1,950,555)	(4,477,334)

T. Rowe Price Diversified Mid Cap Growth ($)
Shares sold	$688,591,097 *	$448,863,731	$6,593,530	$10,074,983	$10,074,467	$21,486,234
Dividends reinvested	18,009,139	—	369,650	—	1,195,725	—
Shares redeemed	(170,184,281)	(22,047,983)	(14,967,425)	(13,296,866)	(26,603,625)	(55,107,700)
Net increase (decrease)	$536,415,955	$426,815,748	$(8,004,245)	$(3,221,883)	$(15,333,433)	$(33,621,466)

* Includes in-kind subscriptions from a substitution.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, (CONTINUED)

	Class I Shares		Class S Shares		Class ADV Shares
	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2005	Year Ended December 31, 2004
T. Rowe Price Growth Equity (Number of Shares)
Shares sold	1,609,059	3,614,473	3,099,968	233,199	570,153	468,928
Dividends reinvested	84,803	29,142	9,434	112	1,776	—
Shares redeemed	(1,291,892)	(1,752,164)	(357,686)	(39,458)	(503,779)	(204,594)
Net increase in shares outstanding	401,970	1,891,451	2,751,716	193,853	68,150	264,334

T. Rowe Price Growth Equity ($)
Shares sold	$79,961,165	$166,701,460	$153,365,981	$10,578,860	$27,928,540	$21,300,542
Dividends reinvested	4,157,878	1,272,937	459,082	4,880	86,062	—
Shares redeemed	(63,812,431)	(79,405,553)	(18,001,009)	(1,795,611)	(24,632,482)	(9,289,573)
Net increase	$20,306,612	$88,568,844	$135,824,054	$8,788,129	$3,382,120	$12,010,969

	Class I Shares		Class S Shares		Class ADV Shares
	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2005	Year Ended December 31, 2004
UBS U.S. Large Cap Equity (Number of Shares)
Shares sold	2,809,555	1,132,421	1,353,016	143,657	47,362	29,545
Dividends reinvested	267,258	272,255	4,244	1,580	106	23
Shares redeemed	(5,088,577)	(5,385,859)	(583,822)	(49,058)	(6,802)	(29,090)
Net increase (decrease) in shares outstanding	(2,011,764)	(3,981,183)	773,438	96,179	$40,666	$478

UBS U.S. Large Cap Equity ($)
Shares sold	$24,386,763	$8,885,946	$11,895,077	$1,123,691	$420,260	$243,821
Dividends reinvested	2,317,124	2,047,360	36,503	11,802	913	173
Shares redeemed	(44,378,759)	(42,323,371)	(5,299,117)	(376,132)	(59,843)	(240,331)
Net increase (decrease)	$(17,674,872)	$(31,390,065)	$6,632,463	$759,361	$361,330	$3,663

	Class I Shares		Class S Shares		Class ADV Shares
	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2005	Year Ended December 31, 2004
Van Kampen Comstock (Number of Shares)
Shares sold	5,486,121	3,006,385	19,691,222	13,321,253	1,196,208	653,919
Dividends reinvested	351,568	23,877	1,647,807	89,876	60,386	4,600
Shares redeemed	(574,665)	(481,233)	(3,022,164)	(702,510)	(177,672)	(440,571)
Net increase in shares outstanding	5,263,024	2,549,029	18,316,865	12,708,619	1,078,922	217,948

Van Kampen Comstock ($)
Shares sold	$65,570,222	$33,558,478	$235,202,173	$151,378,954	$14,252,401	$7,212,274
Dividends reinvested	4,092,246	258,350	19,114,567	969,765	696,857	49,401
Shares redeemed	(6,932,026)	(5,431,315)	(35,920,390)	(7,789,976)	(2,104,032)	(4,862,568)
Net increase	$62,730,442	$28,385,513	$218,396,350	$144,558,743	$12,845,226	$2,399,107

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, (CONTINUED)

	Class I Shares		Class S Shares		Class ADV Shares
	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2005	Year Ended December 31, 2004
Van Kampen Equity and Income (Number of Shares)
Shares sold	15,795,367	16,685,648	1,212,672	734,569	216,494	273,893
Dividends reinvested	54,984	731	870	2,019	421	9
Shares redeemed	(8,835,762)	(302,461)	(582,681)	(289,561)	(74,607)	(17,888)
Net increase in shares outstanding	7,014,589	16,383,918	630,861	447,027	142,308	256,014

Van Kampen Equity and Income ($)
Shares sold	$522,792,481 *	$546,480,561	$42,084,427	$23,807,535	$7,311,592	$8,816,122
Dividends reinvested	1,872,766	22,124	29,541	61,002	14,161	258
Shares redeemed	(309,018,920)	(9,920,902)	(19,559,547)	(9,144,492)	(2,517,187)	(579,375)
Net increase	$215,646,327	$536,581,783	$22,554,421	$14,724,045	$4,808,566	$8,237,005

* Includes in-kind subscriptions from a substitution.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, (CONTINUED)

NOTE 8 — ILLIQUID SECURITIES

Pursuant to guidelines adopted by the Portfolio’s Board, the following securities have been deemed to be illiquid. The Portfolios may invest up to 15% of its net assets, in illiquid securities. ING value for certain of securities was determined by ING Funds Valuation Committee appointed by the Fund’s Board.

Portfolio	Security	Notional Principal/ Par Value	Initial Acquisition Date	Cost	Value	Percent of Net Assets
Oppenheimer Strategic Income	Argentina Government International Bond, (0.580)%, due 12/31/33	ARS 496,991	06/17/05	156,683	$193,377	0.1%
	Argentina Government International Bond, 2.000%, due 02/04/18	ARS 1,056,000	05/18/05	464,588	512,952	0.1%
	Argentina Government International Bond, 0.000%, due 12/15/35	ARS 1,409,496	05/18/05	16,702	20,959	0.0%
	JPY Put Swaption, Strike Price 122.50, expires 03/02/06	JPY 757,000,000	12/01/05	37,541	9,735	0.0%
					$737,023	0.2%
PIMCO Total Return	Federal Home Loan Mortgage Corporation, 0.010%, due 04/25/24	USD 18,775	06/04/03	18,426	$18,736	0.0%
	EURO Call Swaption, Strike Price 4.50, expires 04/04/06	EUR 2,300,000	10/04/05	7,130	1,277	0.0%
	EURO Call Swaption, Strike Price 4.50, expires 04/04/06	EUR 3,000,000	10/05/05	9,600	1,665	0.0%
	EURO Call Swaption, Strike Price 4.50, expires 06/02/06	EUR 1,000,000	06/02/05	31,950	4,455	0.0%
	EURO Call Swaption, Strike Price 4.50, expires 10/04/06	EUR 2,300,000	10/04/05	11,730	5,624	0.0%
	EURO Call Swaption, Strike Price 4.50, expires 10/04/06	EUR 4,200,000	10/05/05	21,420	10,975	0.0%
	EURO Call Swaption, Strike Price 4.25, expires 10/24/06	EUR 5,100,000	10/24/05	15,874	7,823	0.0%
	EURO Put Swaption, Strike Price 6.25, expires 04/27/09	EUR 500,000	04/28/04	35,750	14,964	0.0%
	EURO Call Swaption, Strike Price 4.25, expires 10/12/06	EUR 12,100,000	10/12/05	37,208	17,303	0.0%
	EURO Call Swaption, Strike Price 4.50, expires 10/18/06	EUR 9,500,000	10/18/05	41,325	26,334	0.0%
	EURO Call Swaption, Strike Price 4.75, expires 08/08/06	EUR 12,800,000	11/08/05	52,224	47,629	0.0%
	EURO Call Swaption, Strike Price 5.75, expires 04/27/09	EUR 500,000	04/28/04	25,850	64,883	0.0%
	Interest Rate Swap USD 3-Month LIBOR-5.000%, termination date 06/21/2011	USD 15,300,000	12/14/05	62,118	66,082	0.1%
	Interest Rate Swap USD 3-Month LIBOR-5.000%, termination date 06/21/2011	USD 6,900,000	12/07/05	(2,829)	29,802	0.0%
	Interest Rate Swap USD 3-Month LIBOR-5.000%, termination date 06/21/2011	USD 8,000,000	12/07/05	(4,560)	34,553	0.0%
	Credit Default Swap, Russian Federation, 0.610%, termination date 03/20/07	USD 400,000	03/11/05	—	1,158	0.0%
	Credit Default Swap, Russian Federation, 0.700%, termination date 03/20/07	USD 500,000	03/15/05	—	1,985	0.0%
	Credit Default Swap, Russian Federation, 0.580%, termination date 06/20/06	USD 100,000	05/26/05	—	136	0.0%
	Credit Default Swap, Dow Jones CDX EM3, 2.100%, termination date 06/20/10	USD 900,000	04/15/05	(23,400)	34,964	0.0%
					$390,348	0.1%

NOTE 9 — REORGANIZATIONS

On December 3, 2005, Fundamental Research as listed below (“Acquiring Portfolio”), acquired the assets and certain liabilities of the ING VP Disciplined LargeCap Portfolio, also listed below (“Acquired Portfolio”), in a tax-free reorganization in exchange for shares of the Acquiring Portfolio, pursuant to a plan or reorganization approved by the Acquired Portfolio’s shareholders. The number and value of shares issued by the Acquiring Portfolio are presented in Note 7 — Capital Share Transactions. Net assets and unrealized appreciation as of the reorganization dates were as follows:

Acquiring Portfolio	Acquired	Total Net Assets of	Total Net Assets of	Acquired Portfolio Unrealized	Conversion
Portfolio	Portfolio	Acquired Portfolio (000’s)	Acquiring Portfolio (000’s)	Appreciation (000)	Ratio
Fundamental Research	ING VP Disciplined LargeCap Portfolio	$7,325	$34,839	$766	0.4634

The net assets of Fundamental Research after the acquisition were approximately $42,163,829.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2005 (CONTINUED)

NOTE 10 — CONCENTRATION OF RISKS

Non-Diversified (JPMorgan Mid Cap Value and Davis Venture Value). There is additional risk associated with being non-diversified, since the Portfolios are not limited in the proportion of their assets in a single issuer. The investment of a large percentage of a Portfolio’s assets in the securities of a small number of issuers may cause that Portfolio’s share price to fluctuate more than that of a diversified portfolio.

NOTE 11 — SECURITIES LENDING

Under an agreement with The Bank of New York (“BNY”), the Portfolios can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. Government securities. The collateral must be in an amount equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the “Agreement”). The securities purchased with cash collateral received are reflected in the Portfolio of Investments. Generally, in the event of counterparty default, the Portfolios have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security, however there would be a potential loss to the Portfolios in the event the Portfolios are delayed or prevented from exercising their right to dispose of the collateral. The Portfolios bear the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Portfolio. At December 31, 2005, the following Portfolios had securities on loan with the following market values:

Portfolio	Value of Securities Loaned	Value of Collateral
American Century Large Company Value	$13,377,487	$13,825,000
American Century Select	76,472,198	78,983,000
American Century Small Cap Value	23,273,617	24,072,000
Goldman Sachs Capital Growth	10,700,557	11,018,000
Goldman Sachs Core Equity	15,167,106	15,680,000
JPMorgan Fleming International	18,501,370	19,213,000
JPMorgan Mid Cap Value	30,891,230	31,852,000
MFS Capital Opportunities	38,814,257	41,108,000
OpCap Balanced Value	20,562,825	21,130,000
Oppenheimer Global	310,065,073	321,186,000
Oppenheimer Strategic Income	60,682,633	62,254,000
PIMCO Total Return	16,605,511	16,934,000
Salomon Brothers Aggressive Growth	201,933,033	208,383,000
T. Rowe Price Diversified Mid Cap Growth	295,787,469	304,867,000
T. Rowe Price Growth Equity	160,550,748	164,956,000
UBS U.S. Large Cap Equity	52,914,433	54,508,000
Van Kampen Comstock	73,078,912	75,258,000

NOTE 12 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as distributions of paid-in capital.

The following permanent tax differences have been reclassified as of December 31, 2005:

	Paid-in Capital	Undistributed Net Investment Income On Investments	Accumulated Net Realized Gains/ (Losses)
American Century Large Company Value	$—	$(17,963)	$17,963
American Century Select	—	2,743,885	(2,743,885)
American Century Small Cap Value	2,386	(35,101)	32,715
Baron Small Cap Growth	(2,235,564)	2,235,564	—
Davis Venture Value	—	(6,221)	6,221
Fundamental Research	1,742,107	(1,086)	(1,741,021)
Goldman Sachs® Capital Growth	(211,655)	201,607	10,048
Goldman Sachs® Core Equity	—	(12,303)	12,303
JPMorgan Fleming International	—	(148,932)	148,932
JPMorgan Mid Cap Value	—	(59,146)	59,146
MFS Capital Opportunities	—	(10,103)	10,103
Oppenheimer Global	—	2,041,718	(2,041,718)
Oppenheimer Strategic Income	(14,129)	(2,728,046)	2,742,175
PIMCO Total Return	—	41,887	(41,887)
Salomon Brothers Aggressive Growth	(4,071,807)	4,071,807	—
Salomon Brothers Large Cap Growth	—	174,227	(174,227)
T. Rowe Price Diversified Mid Cap Growth	—	747,595	(747,595)
T. Rowe Price Growth Equity	—	(363,661)	363,661
Van Kampen Equity and Income	—	47,626	(47,626)

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, (CONTINUED)

Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended December 31, 2005		Year Ended December 31, 2004
	Ordinary Income	Long-Term Capital Gains	Ordinary Income	Long-Term Capital Gains
American Century Large Company Value	$769,475	$—	$568,705	$—
American Century Small Cap Value	8,405,035	2,731,901	3,536,224	913,127
Davis Venture Value	12,919	—	—	—
Fundamental Research	416,890	—	266,777	—
Goldman Sachs® Capital Growth	235,893	—	44,261	—
Goldman Sachs® Core Equity	4,563,634	7,690,537	4,582,347	—
JPMorgan Fleming International	5,596,809	—	4,816,681	—
JPMorgan Mid Cap Value	5,769,366	6,778,644	2,034,792	1,816,826
MFS Capital Opportunities	1,680,604	—	1,045,694	—
OpCap Balanced Value	556,685	—	1,489,882	—
Oppenheimer Global	56,677,221	3,498,723	703,921	747,458
Oppenheimer Strategic Income	8,152,928	—	303,811	—
PIMCO Total Return	5,368,461	1,395,048	1,203,212	201,689
Salomon Brothers Large Cap Growth	3,143,124	3,131,689	1,902,931	—
T. Rowe Price Diversified Mid Cap Growth	11,971,399	7,603,115	—	—
T. Rowe Price Growth Equity	4,703,022	—	1,277,817	—
UBS U.S. Large Cap Equity	2,354,540	—	2,059,335	—
Van Kampen Comstock	8,250,085	15,653,585	1,203,940	73,576
Van Kampen Equity and Income	1,595,480	320,987	83,384	—

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2005 were:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gains	Unrealized Appreciation/ Depreciation	Post-October Capital Losses Deferred	Post-October Currency Losses Deferred	Capital Loss Carryforwards		Expiration Dates
American Century Large Company Value	$1,439,489	$4,999,754	$5,049,060	$—	$—		$—	—
American Century Select	4,431,383	—	21,150,090	—	—		(1,748,688)	2010
American Century Small Cap Value	240,365	128,533	3,261,121	—	—		—	—
Baron Small Cap Growth	—	3,907,753	52,743,842	—	—		—	—
Davis Venture Value	8,141	8,144,363	2,586,501	—	—		—	—
Fundamental Research	—	—	—	—	—		$(966,939)	2008
	969,249	834,436	896,696	—	—		(322,313)	2009
							(322,313)	2010
							$(1,611,565)
Goldman Sachs® Capital Growth	—	—	6,832,526	—	—		$(10,123,388)	2010
							(4,114,134)	2011
							(2,145,265)	2012
							$(16,382,787)
Goldman Sachs® Core Equity	2,646,146	5,747,720	8,045,709	—	—		—	—
JPMorgan Fleming International	8,267,001	—	201,186,027	—	—		$(81,211,114)	2009
							(70,771,343)	2010
							$(151,982,457)
JPMorgan Mid Cap Value	30,492	1,419,529	12,206,090	—	—	—		—
MFS Capital Opportunities	880,670	—	8,562,951	—	—		$(70,639,357)	2009
							(113,367,765)	2010
							$(184,007,122)
OpCap Balanced Value	844,339	—	7,527,330	—	—		(1,105,038)	2010
Oppenheimer Global	1,752,025	3,300,634	315,022,504	—	(185,500)		—	—
Oppenheimer Strategic Income	83,002	—	(639,441)	—	—		(1,718,846)	2013
PIMCO Total Return	6,390,302	—	(1,062,513)	—	—		(1,828,225)	2013
Salomon Brothers Aggressive Growth	—	—	259,751,153	—	—		(254,104,483)	2010
Salomon Brothers Large Cap Growth	750,931	45,255	4,432,652	—	—		—	—
T. Rowe Price Diversified Mid Cap Growth	23,212,590	2,312,806	136,950,906	—	—		—	—
T. Rowe Price Growth Equity	2,792,044	2,118,210	144,454,598	—	—		—	—
UBS U.S. Large Cap Equity	2,425,943	—	31,327,236	—	—		$(19,480,163)	2009
							(71,755,456)	2010
							$(91,235,619)
Van Kampen Comstock	19,656,162	29,262,771	22,862,673	—	—		—	—
Van Kampen Equity and Income	52,523,285	—	46,161,219	—	—		—	—

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2005 (CONTINUED)

NOTE 13 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS

In 2004, ING Investments reported to the Boards of Directors/Trustees (the “Boards”) of the ING Funds that, like many U.S. financial services companies, ING Investments and certain of its U.S. affiliates have received informal and formal requests for information since September 2003 from various governmental and self-regulatory agencies in connection with investigations related to mutual funds and variable insurance products. ING Investments has advised the Boards that it and its affiliates have cooperated fully with each request.

In addition to responding to regulatory and governmental requests, ING Investments reported that management of U.S. affiliates of ING Groep N.V., including ING Investments (collectively, “ING”), on their own initiative, have conducted, through independent special counsel and a national accounting firm, an extensive internal review of trading in ING insurance, retirement, and mutual fund products. The goal of this review was to identify any instances of inappropriate trading in those products by third parties or by ING investment professionals and other ING personnel. ING’s internal review related to mutual fund trading is now substantially completed. ING has reported that, of the millions of customer relationships that ING maintains, the internal review identified several isolated arrangements allowing third parties to engage in frequent trading of mutual funds within ING’s variable insurance and mutual fund products, and identified other circumstances where frequent trading occurred, despite measures taken by ING intended to combat market timing. ING further reported that each of these arrangements has been terminated and fully disclosed to regulators. The results of the internal review were also reported to the independent members of the Board.

ING Investments has advised the Board that most of the identified arrangements were initiated prior to ING’s acquisition of the businesses in question in the U.S. ING Investments further reported that the companies in question did not receive special benefits in return for any of these arrangements, which have all been terminated.

Based on the internal review, ING Investments has advised the Board that the identified arrangements do not represent a systemic problem in any of the companies that were involved.

In September 2005, ING Funds Distributor, LLC (“IFD”), the distributor of certain ING Funds, settled an administrative proceeding with the NASD regarding three arrangements, dating from 1995, 1996 and 1998, under which the administrator to the then-Pilgrim Funds, which subsequently became part of the ING Funds, entered into formal and informal arrangements that permitted frequent trading. Under the terms of the Letter of Acceptance, Waiver and Consent (“AWC”) with the NASD, under which IFD neither admitted nor denied the allegations or findings, IFD consented to the following sanctions: (i) a censure; (ii) a fine of $1.5 million; (iii) restitution of approximately $1.44 million to certain ING Funds for losses attributable to excessive trading described in the AWC; and (iv) agreement to make certification to NASD regarding the review and establishment of certain procedures.

In addition to the arrangements discussed above, in 2004, ING Investments reported to the Board that, at that time, these instances include the following, in addition to the arrangements subject to the AWC discussed above:

•      Aeltus Investment Management, Inc. (a predecessor entity to ING Investment Management Co.) has identified two investment professionals who engaged in extensive frequent trading in certain ING Funds. One was subsequently terminated for cause and incurred substantial financial penalties in connection with this conduct and the second has been disciplined.

•      ReliaStar Life Insurance Company (“ReliaStar”) entered into agreements seven years ago permitting the owner of policies issued by the insurer to engage in frequent trading and to submit orders until 4pm Central Time. In 2001 ReliaStar also entered into a selling agreement with a broker-dealer that engaged in frequent trading. Employees of ING affiliates were terminated and/or disciplined in connection with these matters.

•      In 1998, Golden American Life Insurance Company entered into arrangements permitting a broker-dealer to frequently trade up to certain specific limits in a fund available in an ING variable annuity product. No employee responsible for this arrangement remains at the company.

For additional information regarding these matters and the AWC, you may consult the Form 8-K and Form 8-K/A for each of four life insurance companies, ING USA Annuity and Life Insurance Company, ING Life Insurance and Annuity Company, ING Insurance

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2005 (CONTINUED)

NOTE 13 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS (continued)

Company of America, and ReliaStar Life Insurance Company of New York, each filed with the Securities and Exchange Commission (the “SEC”) on October 29, 2004 and September 8, 2004. These Forms 8-K and Forms 8-K/A can be accessed through the SEC’s Web site at http://www.sec.gov. Despite the extensive internal review conducted through independent special counsel and a national accounting firm, there can be no assurance that the instances of inappropriate trading reported to the Board are the only instances of such trading respecting the ING Funds.

ING Investments reported to the Board that ING is committed to conducting its business with the highest standards of ethical conduct with zero tolerance for noncompliance. Accordingly, ING Investments advised the Board that ING management was disappointed that its voluntary internal review identified these situations. Viewed in the context of the breadth and magnitude of its U.S. business as a whole, ING management does not believe that ING’s acquired companies had systemic ethical or compliance issues in these areas. Nonetheless, ING Investments reported that given ING’s refusal to tolerate any lapses, it has taken the steps noted below, and will continue to seek opportunities to further strengthen the internal controls of its affiliates.

•                  ING has agreed with the ING Funds to indemnify and hold harmless the ING Funds from all damages resulting from wrongful conduct by ING or its employees or from ING’s internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the Securities and Exchange Commission. ING Investments reported to the Board that ING management believes that the total amount of any indemnification obligations will not be material to ING or its U.S. business.

•                  ING updated its Code of Conduct for employees reinforcing its employees’ obligation to conduct personal trading activity consistent with the law, disclosed limits, and other requirements.

•                  The ING Funds, upon a recommendation from ING, updated their respective Codes of Ethics applicable to investment professionals with ING entities and certain other fund personnel, requiring such personnel to pre-clear any purchases or sales of ING Funds that are not systematic in nature (i.e., dividend reinvestment), and imposing minimum holding periods for shares of ING Funds.

•                  ING instituted excessive trading policies for all customers in its variable insurance and retirement products and for shareholders of the ING Funds sold to the public through financial intermediaries. ING does not make exceptions to these policies.

•                  ING reorganized and expanded its U.S. Compliance Department, and created an Enterprise Compliance team to enhance controls and consistency in regulatory compliance.

As has been widely reported in the media, the New York Attorney General’s office (“NYAG”) is conducting broad investigations regarding insurance quoting and brokerage practices. ING U.S. has been subpoenaed in this regard, and is cooperating fully with these NYAG requests for information.

ING U.S. believes that its practices are consistent with our business principles and our commitment to our customers.

At this time, in light of the current regulatory factors, ING U.S. is actively engaged in reviewing whether any modifications in our practices are appropriate for the future.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares, or other adverse consequences to ING Funds.

ING AMERICAN CENTURY	PORTFOLIO OF INVESTMENTS
LARGE COMPANY VALUE PORTFOLIO	AS OF DECEMBER 31, 2005

Shares			Value
COMMON STOCK: 96.4%

		Aerospace/Defense: 0.7%
11,600	L	Northrop Grumman Corp.	$697,276
			697,276
		Agriculture: 1.5%
18,400		Altria Group, Inc.	1,374,848
			1,374,848
		Apparel: 1.3%
17,500	L	Liz Claiborne, Inc.	626,850
11,300		VF Corp.	625,342
			1,252,192
		Auto Parts & Equipment: 0.4%
11,800		Lear Corp.	335,828
			335,828
		Banks: 11.8%
77,400		Bank of America Corp.	3,572,010
27,400		Bank of New York	872,690
12,600	L	National City Corp.	422,982
11,700		PNC Financial Services Group, Inc.	723,411
45,000		US BanCorp.	1,345,050
31,300		Wachovia Corp.	1,654,518
41,300	L	Wells Fargo & Co.	2,594,879
			11,185,540
		Beverages: 2.2%
20,500		Coca-Cola Co.	826,355
7,400	L	Molson Coors Brewing Co.	495,726
26,700		Pepsi Bottling Group, Inc.	763,887
			2,085,968
		Chemicals: 1.9%
18,700		EI Du Pont de Nemours & Co.	794,750
17,400		PPG Industries, Inc.	1,007,460
			1,802,210
		Commercial Services: 0.6%
17,100		RR Donnelley & Sons Co.	584,991
			584,991
		Computers: 3.5%
9,500	@,L	Computer Sciences Corp.	481,080
55,900		Hewlett-Packard Co.	1,600,417
15,100		International Business Machines Corp.	1,241,220
			3,322,717
		Cosmetics/Personal Care: 0.3%
8,600		Avon Products, Inc.	245,530
			245,530
		Diversified Financial Services: 11.6%
94,100		Citigroup, Inc.	4,566,673
47,000		Freddie Mac	3,071,450
24,300		Merrill Lynch & Co., Inc.	1,645,839
29,100		Morgan Stanley	1,651,134
			10,935,096
		Electric: 3.4%
27,800		Exelon Corp.	1,477,292
28,700	L	NiSource, Inc.	598,682
39,800		PPL Corp.	$1,170,120
			3,246,094
		Environmental Control: 0.7%
22,400		Waste Management, Inc.	679,840
			679,840
		Equity Fund: 1.4%
10,500	L	SPDR Trust Series 1	1,307,355
			1,307,355
		Food: 3.2%
21,000		HJ Heinz Co.	708,120
46,200	@	Kroger Co.	872,256
30,000	L	Sara Lee Corp.	567,000
12,400	@@	Unilever NV	851,260
			2,998,636
		Forest Products & Paper: 1.3%
19,100	L	Weyerhaeuser Co.	1,267,094
			1,267,094
		Healthcare-Products: 1.3%
20,400		Johnson & Johnson	1,226,040
			1,226,040
		Healthcare Services: 0.5%
9,600	L	HCA, Inc.	484,800
			484,800
		Housewares: 0.6%
25,100	L	Newell Rubbermaid, Inc.	596,878
			596,878
		Insurance: 6.6%
22,300		Allstate Corp.	1,205,761
20,000		American International Group, Inc.	1,364,600
13,400		Hartford Financial Services Group, Inc.	1,150,926
7,900		Loews Corp.	749,315
16,000		Marsh & McLennan Cos., Inc.	508,160
7,600	L	MGIC Investment Corp.	500,232
13,100		Torchmark Corp.	728,360
			6,207,354
		Iron/Steel: 0.4%
6,000		Nucor Corp.	400,320
			400,320
		Machinery-Diversified: 0.7%
10,300		Deere & Co.	701,533
			701,533
		Media: 3.5%
17,100		Gannett Co., Inc.	1,035,747
92,900		Time Warner, Inc.	1,620,176
19,900		Viacom, Inc.	648,740
			3,304,663
		Mining: 0.9%
29,300		Alcoa, Inc.	866,401
			866,401

See Accompanying Notes to Financial Statements

ING AMERICAN CENTURY	PORTFOLIO OF INVESTMENTS
LARGE COMPANY VALUE PORTFOLIO	AS OF DECEMBER 31, 2005 (CONTINUED)

Shares			Value
		Miscellaneous Manufacturing: 4.6%
16,100		Dover Corp.	$651,889
33,100		General Electric Co.	1,160,155
21,100	@@	Ingersoll-Rand Co.	851,807
10,100		Parker Hannifin Corp.	666,196
36,600	@@,L	Tyco International Ltd.	1,056,276
			4,386,323
		Office/Business Equipment: 0.7%
47,000	@,L	Xerox Corp.	688,550
			688,550
		Oil & Gas: 12.0%
2,600		Anadarko Petroleum Corp.	246,350
37,400		ChevronTexaco Corp.	2,123,198
35,200		ConocoPhillips	2,047,936
3,900		Devon Energy Corp.	243,906
73,000		Exxon Mobil Corp.	4,100,410
41,400	@@	Royal Dutch Shell PLC ADR	2,545,686
			11,307,486
		Pharmaceuticals: 5.1%
31,500		Abbott Laboratories	1,242,045
10,300		Bristol-Myers Squibb Co.	236,694
17,800		Merck & Co., Inc.	566,218
66,200		Pfizer, Inc.	1,543,784
26,100		Wyeth	1,202,427
			4,791,168
		Retail: 3.2%
31,600		Dollar General Corp.	602,612
29,900		Gap, Inc./The	527,436
33,400		McDonald’s Corp.	1,126,248
16,200		Wal-Mart Stores, Inc.	758,160
			3,014,456
		Savings & Loans: 1.6%
34,300	L	Washington Mutual, Inc.	1,492,050
			1,492,050
		Semiconductors: 0.8%
30,700		Intel Corp.	766,272
			766,272
		Software: 3.0%
15,200	@	Fiserv, Inc.	657,704
61,100		Microsoft Corp.	1,597,765
46,500	@	Oracle Corp.	567,765
			2,823,234
		Telecommunications: 4.9%
61,800		AT&T, Inc.	1,513,482
22,100	@,L	Avaya, Inc.	235,807
38,300		BellSouth Corp.	1,037,930
32,900	L	Sprint Corp. - FON Group	768,544
34,000		Verizon Communications, Inc.	1,024,080
			4,579,843
		Transportation: 0.2%
4,200		Norfolk Southern Corp.	188,286
			188,286
		Total Common Stock (Cost $85,927,081)	91,146,872

Principal Amount			Value
SHORT-TERM INVESTMENTS: 19.6%
	Federal Home Loan Bank 5.0%
$4,740,000	Discount Note, 3.200%, due 01/03/06		$4,738,736
	Total Federal Home Loan Bank (Cost $4,739,157)		4,738,736
	Securities Lending Collateralcc 14.6%
13,825,000	The Bank of New York Institutional Cash Reserves Fund		13,825,000
	Total Securities Lending Collateral (Cost $13,825,000)		13,825,000
	Total Short-Term Investments (Cost $18,564,157)		18,563,736
	Total Investments in Securities (Cost $104,491,238)*	116.0%	$109,710,608
	Other Assets and Liabilities-Net	(16.0)	(15,152,885)
	Net Assets	100.0%	$94,557,723

@	Non-income producing security
@@	Foreign Issuer
ADR	American Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at December 31, 2005.
*	Cost for federal income tax purposes is $104,661,548.
Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$6,563,341
Gross Unrealized Depreciation	(1,514,281)
Net Unrealized Appreciation	$5,049,060

See Accompanying Notes to Financial Statements

ING AMERICAN CENTURY	PORTFOLIO OF INVESTMENTS
SELECT PORTFOLIO	AS OF DECEMBER 31, 2005

Shares			Value
COMMON STOCK: 98.5%
		Beverages: 3.5%
87,850	L	Anheuser-Busch Cos., Inc.	$3,774,036
81,390		Coca-Cola Co.	3,280,831
100,151	@@	Diageo PLC	1,444,179
115,320		PepsiCo, Inc.	6,813,106
			15,312,152
		Biotechnology: 3.3%
181,750	@,S	Amgen, Inc.	14,332,805
			14,332,805
		Commercial Services: 11.6%
174,510	@,L	Apollo Group, Inc.	10,550,875
394,829	L	Aramark Corp.	10,968,350
56,250	@,L	CoStar Group, Inc.	2,428,313
2,806,500	@@	Hopewell Highway Infrastructure Ltd.	1,864,111
18,550	@,L	Iron Mountain, Inc.	783,181
203,930	L	Paychex, Inc.	7,773,812
285,190	@,L	Weight Watchers International, Inc.	14,096,942
2,892,000	@@	Zhejiang Expressway Co. Ltd.	1,786,196
			50,251,780
		Computers: 2.3%
327,368	@	Dell, Inc.	9,817,766
			9,817,766
		Cosmetics/Personal Care: 5.1%
198,172	L	Avon Products, Inc.	5,657,811
22,320		Colgate-Palmolive Co.	1,224,252
45,720	L	Estee Lauder Cos., Inc.	1,530,706
235,550	L	Procter & Gamble Co.	13,633,634
			22,046,403
		Diversified Financial Services: 5.0%
175,250		Citigroup, Inc.	8,504,883
240,130	L	SLM Corp.	13,228,762
			21,733,645
		Electronics: 2.1%
240,336	@@	Koninklijke Philips Electronics NV	7,436,901
56,110	@@	Koninklijke Philips Electronics NV-NY Reg Shares	1,745,021
			9,181,922
		Entertainment: 2.0%
277,150		International Game Technology	8,530,677
			8,530,677
		Food: 2.9%
18,520	@@	Nestle SA	5,514,422
229,800		Sysco Corp.	7,135,290
			12,649,712
		Healthcare-Products: 10.5%
199,190	@	Boston Scientific Corp.	4,878,163
267,130		Johnson & Johnson	16,054,513
215,050		Medtronic, Inc.	12,380,429
126,440		Stryker Corp.	5,617,729
96,480	@,L	Zimmer Holdings, Inc.	6,506,611
			45,437,445
		Healthcare-Services: 4.2%
293,270		UnitedHealth Group, Inc.	$18,223,798
			18,223,798
		Holding Companies-Diversified: 0.2%
489,777	@@	China Merchants Holdings International Co. Ltd	1,062,982
			1,062,982
		Insurance: 7.3%
28,760		AMBAC Financial Group, Inc.	2,216,246
181,680		American International Group, Inc.	12,396,026
97	@,L	Berkshire Hathaway, Inc.-Class A	8,596,140
2,920	@,L	Berkshire Hathaway, Inc.-Class B	8,571,660
			31,780,072
		Internet: 5.0%
49,740	@,L	Amazon.com, Inc.	2,345,241
280,460	@,L	eBay, Inc.	12,129,895
188,745	@,L	IAC/InterActiveCorp	5,343,371
116,250	@,L	Symantec Corp.	2,034,375
			21,852,882
		Leisure Time: 2.9%
157,560	L	Carnival Corp.	8,424,733
81,370	L	Harley-Davidson, Inc.	4,189,741
			12,614,474
		Media: 0.2%
37,820	@,L	Xm Satellite Radio, Inc.	1,031,730
			1,031,730
		Miscellaneous Manufacturing: 6.5%
110,110		3M Co.	8,533,525
314,930		General Electric Co.	11,038,297
297,420	@@,L	Tyco International Ltd.	8,583,541
			28,155,363
		Pharmaceuticals: 6.2%
69,830	L	Eli Lilly & Co.	3,951,680
23,950	@	Medco Health Solutions, Inc.	1,336,410
46,427	@@	Novartis AG	2,427,891
116,130		Pfizer, Inc.	2,708,152
10,770	@@	Roche Holding AG	1,610,077
343,300	@@,S	Teva Pharmaceutical Industries Ltd ADR	14,765,333
			26,799,543
		Retail: 5.8%
127,050	@,L	Cabela’s, Inc.	2,109,030
13,330	@	Cheesecake Factory	498,409
89,760		Home Depot, Inc.	3,633,485
7,200		Lowe’s Cos., Inc.	479,952
18,670	@,L	PF Chang’s China Bistro, Inc.	926,592
373,040		Wal-Mart Stores, Inc.	17,458,272
			25,105,740
		Semiconductors: 2.3%
102,330		Applied Materials, Inc.	1,835,800
229,980		Linear Technology Corp.	8,295,379
			10,131,179

See Accompanying Notes to Financial Statements

ING AMERICAN CENTURY	PORTFOLIO OF INVESTMENTS
SELECT PORTFOLIO	AS OF DECEMBER 31, 2005 (CONTINUED)

Shares			Value
		Software: 6.6%
36,231	@,L	Electronic Arts, Inc.	$1,895,244
259,180		First Data Corp.	11,147,332
10,770	@,L	Intuit, Inc.	574,041
539,520		Microsoft Corp.	14,108,448
83,780	@	Oracle Corp.	1,022,954
			28,748,019
		Telecommunications: 1.4%
269,930	@	Cisco Systems, Inc.	4,621,202
18,550		Qualcomm, Inc.	799,134
25,882		Sprint Corp.-FON Group	604,604
			6,024,940
		Textiles: 1.0%
109,990		Cintas Corp.	4,529,388
			4,529,388
		Transportation: 0.6%
32,720		United Parcel Service, Inc.	2,458,900
			2,458,900
		Total Common Stock (Cost $404,445,254)	427,813,317

Principal Amount			Value
SHORT-TERM INVESTMENTS: 19.7%
	Federal Home Loan Bank 1.5%
$6,537,000	Discount Note, 3.200%, due 01/03/06		6,535,257
	Total Federal Home Loan Bank (Cost $6,535,838)		6,535,257
	Securities Lending Collateralcc 18.2%
$78,983,000	The Bank of New York Institutional Cash Reserves Fund		78,983,000
	Total Securities Lending Collateral (Cost $78,983,000)		78,983,000
	Total Short-Term Investments: (Cost $85,518,838)		85,518,257
	Total Investments in Securities (Cost $489,964,092)*	118.2%	$513,331,574
	Other Assets and Liabilities-Net	(18.2)	(78,952,057)
	Net Assets	100.0%	$434,379,517

Certain foreign securities have been fair valued in accordance with procedures approved by the Board of Trustees (Note 2A).

@                                    Non-income producing security

@@                        Foreign Issuer

ADR                     American Depositary Receipt

cc                                    Securities purchased with cash collateral for securities loaned.

S                                         Segregated securities for certain derivatives, when-issued or delayed delivery securities and forward currency exchange contracts.

L                                         Loaned security, a portion or all of the security is on loan at December 31, 2005.

*                                         Cost for federal income tax purposes is $492,176,451.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$33,199,288
Gross Unrealized Depreciation	(12,044,165)
Net Unrealized Appreciation	$21,155,123

At December 31, 2005 the following forward foreign currency contracts were outstanding for the ING American Century Select Portfolio:

Currency	Buy/Sell	Settlement Date	In Exchange For	Value	Unrealized Appreciation (Depreciation)
Swiss Francs			USD
CHF 6,240,857	Sell	01/31/06	4,783,824	4,750,670	33,154
Euro			USD
EUR 3,195,267	Sell	01/31/06	3,812,015	3,775,575	36,440
British Pound Sterling			USD
GBP 420,133	Sell	01/31/06	726,712	721,167	5,545
					$75,139

See Accompanying Notes to Financial Statements

ING AMERICAN CENTURY	PORTFOLIO OF INVESTMENTS
SMALL CAP VALUE PORTFOLIO	AS OF DECEMBER 31, 2005 (CONTINUED)

Shares			Value
COMMON STOCK: 97.5%
		Advertising: 0.2%
7,700		Advo, Inc.	$216,986
			216,986
		Aerospace/Defense: 1.0%
6,600	@,L	Alliant Techsystems, Inc.	502,722
8,800	L	Curtiss-Wright Corp.	480,480
			983,202
		Airlines: 0.2%
5,800		Skywest, Inc.	155,788
			155,788
		Apparel: 0.7%
6,800	@,L	Columbia Sportswear Co.	324,564
6,400	L	Kellwood Co.	152,832
8,061		Wolverine World Wide, Inc.	181,050
			658,446
		Auto Parts & Equipment: 1.2%
21,600	L	ArvinMeritor, Inc.	310,824
31,100		Cooper Tire & Rubber Co.	476,452
7,200		Lear Corp.	204,912
9,300		Superior Industries International	207,018
			1,199,206
		Banks: 6.2%
14,886	L	Bancorpsouth, Inc.	328,534
15,698		Chemical Financial Corp.	498,568
18,400		Chittenden Corp.	511,704
7,700		Cullen/Frost Bankers, Inc.	413,336
12,500		Fulton Financial Corp.	220,000
7,300	L	Pacific Capital Bancorp	259,734
7,700		Provident Bankshares Corp.	260,029
18,700	L	Sky Financial Group, Inc.	520,234
30,100		South Financial Group, Inc.	828,954
18,000		Sterling Bancshares, Inc.	277,920
30,400	L	Susquehanna Bancshares, Inc.	719,872
25,000	L	TCF Financial Corp.	678,500
17,500		Wilmington Trust Corp.	680,925
			6,198,310
		Building Materials: 0.7%
6,300		Texas Industries, Inc.	313,992
12,900	@,L	Trex Co., Inc.	361,845
			675,837
		Chemicals: 3.9%
10,100		Engelhard Corp.	304,515
28,200		Ferro Corp.	529,032
4,800	@	FMC Corp.	255,216
4,800		HB Fuller Co.	153,936
12,473		Minerals Technologies, Inc.	697,116
26,200		Olin Corp.	515,616
65,400	S	Sensient Technologies Corp.	1,170,660
13,900	L	UAP Holding Corp.	283,838
			3,909,929
		Coal: 0.5%
28,600	@,L	Alpha Natural Resources, Inc.	549,406
			549,406
		Commercial Services: 2.9%
12,500		ABM Industries, Inc.	$244,375
4,100		Banta Corp.	204,180
19,900	L	Kelly Services, Inc.	521,778
14,500		MAXIMUS, Inc.	532,005
39,100	@	Parexel International Corp.	792,166
11,700	@,L	Valassis Communications, Inc.	340,119
11,700		Watson Wyatt & Co. Holdings	326,430
			2,961,053
		Computers: 2.5%
7,900	@,L	Electronics for Imaging	210,219
19,800	@	IHS, Inc.	406,296
9,400		Imation Corp.	433,058
71,509	@,L	Perot Systems Corp.	1,011,066
5,800		Reynolds & Reynolds Co.	162,806
15,400	@	Synopsys, Inc.	308,924
			2,532,369
		Distribution/Wholesale: 1.1%
13,033		Hughes Supply, Inc.	467,233
11,800		Owens & Minor, Inc.	324,854
6,200		United Stationers, Inc.	300,700
			1,092,787
		Diversified Financial Services: 1.7%
10,700	@,L	Asset Acceptance Capital Corp.	240,322
14,500	@@,L	Lazard Ltd	462,550
13,300	@,L	Piper Jaffray Cos	537,320
23,100		Waddell & Reed Financial, Inc.	484,407
			1,724,599
		Electric: 2.0%
31,000	L	Empire District Electric Co.	630,230
28,500	L	Idacorp, Inc.	835,050
24,000		Westar Energy, Inc.	516,000
			1,981,280
		Electrical Components & Equipment: 0.8%
10,900		Belden Cdt, Inc.	266,287
19,200	@,L	Littelfuse, Inc.	523,200
			789,487
		Electronics: 2.1%
17,600	@,L	Benchmark Electronics, Inc.	591,888
7,700	@	Coherent, Inc.	228,536
24,500		Methode Electronics, Inc.	244,265
32,500	@,L	Paxar Corp.	637,975
30,100	@,L	Vishay Intertechnology, Inc.	414,176
			2,116,840
		Engineering & Construction: 0.8%
2,695	@,L	EMCOR Group, Inc.	181,993
16,548		Granite Construction, Inc.	594,239
			776,232
		Environmental Control: 0.3%
18,300	@,L	Tetra Tech, Inc.	286,761
			286,761
		Equity Fund: 4.9%
18,800	L	iShares Russell 2000 Index Fund	1,253,772

See Accompanying Notes to Financial Statements

ING AMERICAN CENTURY	PORTFOLIO OF INVESTMENTS
SMALL CAP VALUE PORTFOLIO	AS OF DECEMBER 31, 2005 (CONTINUED)

Shares			Value
22,800	L	iShares Russell 2000 Value Index Fund	$1,503,204
19,700	L	iShares S&P SmallCap 600 Index Fund	1,138,660
15,400	L	iShares S&P SmallCap 600/BARRA Value Index Fund	983,752
			4,879,388
		Food: 0.9%
17,300		Corn Products International, Inc.	413,297
9,200	@,L	Performance Food Group Co.	261,004
5,100	@	Ralcorp Holdings, Inc.	203,541
			877,842
		Gas: 2.0%
5,900		AGL Resources, Inc.	205,379
12,000		Atmos Energy Corp.	313,920
9,500	L	Northwest Natural Gas Co.	324,710
8,300		Southwest Gas Corp.	219,120
30,600		WGL Holdings, Inc.	919,836
			1,982,965
		Hand/Machine Tools: 1.3%
14,400		Kennametal, Inc.	734,976
8,300		Regal-Beloit Corp.	293,820
6,800		Snap-On, Inc.	255,408
			1,284,204
		Healthcare Products: 1.9%
6,900		Arrow International, Inc.	200,031
5,500	@,L	Biosite, Inc.	309,595
16,500		Dade Behring Holdings, Inc.	674,685
10,700	@,@@	Orthofix International NV	426,823
12,100		Steris Corp.	302,742
			1,913,876
		Healthcare-Services: 2.0%
37,609	@,L	Alliance Imaging, Inc.	223,774
17,309	@,L	Amsurg Corp.	395,684
8,900	@	Apria Healthcare Group, Inc.	214,579
11,100	@	Community Health Systems, Inc.	425,574
2,500	@	Pediatrix Medical Group, Inc.	221,425
11,200		Universal Health Services, Inc.	523,488
			2,004,524
		Home Builders: 0.7%
2,200	L	Beazer Homes USA, Inc.	160,248
5,900	L	Standard-Pacific Corp.	217,120
12,100	@,L	WCI Communities, Inc.	324,885
			702,253
		Home Furnishings: 0.7%
19,700		Ethan Allen Interiors, Inc.	719,641
			719,641
		Household Products/Wares: 0.9%
4,800	@	Central Garden & Pet Co.	220,512
27,252	L	Ennis, Inc.	495,169
7,700		WD-40 Co.	202,202
			917,883
		Housewares: 0.1%
10,400		Libbey, Inc.	$106,288
			106,288
		Insurance: 7.2%
12,900		American Equity Investment Life Holding Co.	168,345
8,400	L	AmerUs Group Co.	476,028
31,600	@@	Aspen Insurance Holdings Ltd.	747,972
8,300		Delphi Financial Group	381,883
9,700		Direct General Corp.	163,930
37,800		HCC Insurance Holdings, Inc.	1,121,904
13,500		Hilb Rogal & Hamilton Co.	519,885
8,500		Horace Mann Educators Corp.	161,160
32,700	@	National Atlantic Holdings Corp.	358,065
28,378	@@	Platinum Underwriters Holdings Ltd.	881,704
7,300		PMI Group, Inc.	299,811
4,300	@,L	ProAssurance Corp.	209,152
6,900		Protective Life Corp.	302,013
20,200	@@,L	Scottish Re Group Ltd.	495,910
13,755	@	Triad Guaranty, Inc.	605,082
7,900		United Fire & Casualty Co.	319,397
			7,212,241
		Internet: 0.6%
5,800	@,L	ProQuest Co.	161,878
56,400	@	TIBCO Software, Inc.	421,308
			583,186
		Investment Companies: 0.4%
9,200		Medallion Financial Corp.	103,592
27,200		Patriot Capital Funding, Inc.	331,840
			435,432
		Iron/Steel: 0.5%
13,900		Gibraltar Industries, Inc.	318,866
3,200		Reliance Steel & Aluminum Co.	195,584
			514,450
		Lodging: 0.2%
13,900	@,L	La Quinta Corp.	154,846
			154,846
		Machinery-Diversified: 1.8%
6,493		Albany International Corp.	234,787
28,400	L	Briggs & Stratton Corp.	1,101,636
11,400	@	Kadant, Inc.	210,900
6,900		Nordson Corp.	279,519
			1,826,842
		Media: 1.3%
22,300		Hearst-Argyle Television, Inc.	531,855
45,800		Journal Communications, Inc.	638,910
3,200		Liberty Corp.	149,792
			1,320,557
Metal Fabricate/Hardware: 2.0%
28,100	L	Kaydon Corp.	903,134
7,900	L	Mueller Industries, Inc.	216,618
3,000		Quanex Corp.	149,910
10,100		Timken Co.	323,402
21,900		Worthington Industries	420,699
			2,013,763

See Accompanying Notes to Financial Statements

ING AMERICAN CENTURY	PORTFOLIO OF INVESTMENTS
SMALL CAP VALUE PORTFOLIO	AS OF DECEMBER 31, 2005 (CONTINUED)

Shares			Value
		Mining: 0.3%
12,000	L	Compass Minerals Intl., Inc.	$294,480
			294,480
		Miscellaneous Manufacturing: 3.1%
6,700	L	Acuity Brands, Inc.	213,060
11,400		AO Smith Corp.	400,140
10,100	@	Applied Films Corp.	209,777
4,143		Aptargroup, Inc.	216,265
14,600	L	Crane Co.	514,942
22,800	@,L	Griffon Corp.	542,868
16,600		Lancaster Colony Corp.	615,030
5,600		Pentair, Inc.	193,312
10,300		Reddy Ice Holdings, Inc.	224,643
			3,130,037
		Oil & Gas: 4.2%
28,800	L	Cimarex Energy Co.	1,238,688
6,400	@	Encore Acquisition Co.	205,056
6,600	@	Forest Oil Corp.	300,762
15,500		Helmerich & Payne, Inc.	959,605
5,000	@	Plains Exploration & Production Co.	198,650
5,600	@,L	Remington Oil & Gas Corp.	204,400
11,500	L	St. Mary Land & Exploration Co.	423,315
6,000	@	Unit Corp.	330,180
11,000		W&T Offshore, Inc.	323,400
			4,184,056
		Oil & Gas Services: 3.3%
7,976	@,L	Basic Energy Services, Inc.	159,121
15,400	@	Cal Dive International, Inc.	552,706
46,500	@	Global Industries Ltd.	527,775
6,800	@	Hornbeck Offshore Services, Inc.	222,360
69,300	@	Key Energy Services, Inc.	933,471
12,200	@	Lone Star Technologies	630,252
8,500	@	W-H Energy Services, Inc.	281,180
			3,306,865
		Packaging & Containers: 1.7%
40,100	L	Bemis Co.	1,117,587
21,000		Sonoco Products Co.	617,400
			1,734,987
		Pharmaceuticals: 0.5%
6,200	@,L	Par Pharmaceutical Cos, Inc.	194,308
24,000	L	Perrigo Co.	357,840
			552,148
		Real Estate Investment Trust: 4.7%
34,600		American Financial Realty Trust	415,200
6,700	L	BRE Properties	304,716
27,900	L	Commercial Net Lease Realty	568,323
34,100		Getty Realty Corp.	896,489
17,100	L	Healthcare Realty Trust, Inc.	568,917
37,625		Highland Hospitality Corp.	415,756
15,400	L	Lexington Corporate Properties Trust	328,020
12,100		Liberty Property Trust	518,485
6,700		Mack-Cali Realty Corp.	289,440
19,600		Realty Income Corp.	423,752
			4,729,098
		Retail: 8.0%
7,200	@	BJ’s Wholesale Club, Inc.	$212,832
7,100	L	Bob Evans Farms, Inc.	163,726
29,400		Borders Group, Inc.	637,098
6,600	L	Casey’s General Stores, Inc.	163,680
6,200		CBRL Group, Inc.	217,930
24,700	@	CEC Entertainment, Inc.	840,788
26,700	L	Christopher & Banks Corp.	501,426
26,300	L	Fred’s, Inc.	427,901
29,500	@,L	HOT Topic, Inc.	420,375
10,500	@	J Jill Group, Inc.	199,815
32,700	L	Kenneth Cole Productions, Inc.	833,850
23,600	@,L	Linens ’N Things, Inc.	627,760
15,400		Outback Steakhouse, Inc.	640,794
11,000	@,L	Petco Animal Supplies, Inc.	241,450
37,400	L	Pier 1 Imports, Inc.	326,502
8,400	L	Ruby Tuesday, Inc.	217,476
23,000		Talbots, Inc.	639,860
28,900	@,L	Zale Corp.	726,835
			8,040,098
		Savings & Loans: 1.7%
22,400	L	Flagstar Bancorp, Inc.	322,560
7,400		MAF Bancorp, Inc.	306,212
45,300		Washington Federal, Inc.	1,041,447
			1,670,219
		Semiconductors: 1.4%
33,000	@,L	Mattson Technology, Inc.	331,980
6,600	@,L	QLogic Corp.	214,566
27,656	@	Rudolph Technologies, Inc.	356,209
18,400		Skyworks Solutions, Inc.	93,656
10,000	@,L	Varian Semiconductor Equipment Associates, Inc.	439,300
			1,435,711
		Software: 4.8%
17,800	@	Compuware Corp.	159,666
46,700	@,L	Dendrite International, Inc.	672,947
25,550		MoneyGram International, Inc.	666,344
136,800	@	Parametric Technology Corp.	834,480
95,530	@	Sybase, Inc.	2,088,286
44,600	@,L	Ulticom, Inc.	437,526
			4,859,249
		Telecommunications: 1.5%
25,300	@,L	Adaptec, Inc.	147,246
21,700	@,L	Aeroflex, Inc.	233,275
30,000	@,L	Andrew Corp.	321,900
9,500	L	Commonwealth Telephone Enterprises, Inc.	320,815
26,900	@	EFJ, Inc.	273,035
15,600	@,L	Tekelec	216,840
			1,513,111
		Textiles: 0.8%
20,936		G&K Services, Inc.	821,738
			821,738

See Accompanying Notes to Financial Statements

ING AMERICAN CENTURY	PORTFOLIO OF INVESTMENTS
SMALL CAP VALUE PORTFOLIO	AS OF DECEMBER 31, 2005 (CONTINUED)

Shares			Value
		Transportation: 3.3%
7,800		Alexander & Baldwin, Inc.	$423,072
7,400	L	Arkansas Best Corp.	323,232
26,200	@@,L	Arlington Tankers Ltd.	569,850
43,061	@,@@,L	Double Hull Tankers, Inc.	567,113
22,300		Heartland Express, Inc.	452,467
7,700		Ryder System, Inc.	315,854
33,300		Werner Enterprises, Inc.	656,012
			3,307,600
		Total Common Stock (Cost $93,741,101)	97,838,096
PREFERRED STOCK: 0.2%
		Insurance: 0.2%
6,200		Phoenix Cos., Inc.	242,358
			242,358
		Total Preferred Stock (Cost $210,113)	242,358
		Total Long-Term Investments: (Cost $93,951,214)	98,080,454

Principal Amount			Value

SHORT-TERM INVESTMENTS: 28.7%
	Federal Home Loan Bank: 4.7%
$4,671,000	Discount Note, 3.200%, due 01/03/06		4,669,754
	Total Federal Home Loan Bank (Cost $4,670,169)		4,669,754
	Securities Lending Collateralcc: 24.0%
24,072,000	The Bank of New York Institutional Cash Reserves Fund		24,072,000
	Total Securities Lending Collateral (Cost $24,072,000)		24,072,000
	Total Short-Term Investments: (Cost $28,742,169)		28,741,754
	Total Investments in Securities (Cost $122,693,383)*	126.4%	$126,822,208
	Other Assets and Liabilities-Net	(26.4)	(26,509,263)
	Net Assets	100.0%	$100,312,945

S                                         Segregated securities for certain derivatives, when-issued or delayed delivery securities and forwards currency exchange contracts.

@                                    Non-income producing security

@@                        Foreign Issuer

cc                                    Securities purchased with cash collateral for securities loaned.

L                                         Loaned security, a portion or all of the security is on loan at December 31, 2005.

*                                         Cost for federal income tax purposes is $123,561,087.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$5,954,625
Gross Unrealized Depreciation	(2,693,504)
Net Unrealized Appreciation	$3,261,121

See Accompanying Notes to Financial Statements

ING BARON SMALL CAP	PORTFOLIO OF INVESTMENTS
GROWTH PORTFOLIO	AS OF DECEMBER 31, 2005

Shares			Value
COMMON STOCK: 91.3%
		Advertising: 1.3%
12,000	@	Getty Images, Inc.	$1,071,240
100,000		Harte-Hanks, Inc.	2,639,000
10,000	@	RH Donnelley Corp.	616,200
			4,326,440
		Airlines: 0.5%
105,000	@	JetBlue Airways Corp.	1,614,900
			1,614,900
		Apparel: 2.2%
110,000	@	Carter’s, Inc.	6,473,500
10,000		Polo Ralph Lauren Corp.	561,400
			7,034,900
		Banks: 5.2%
60,000		Cathay General Bancorp	2,156,400
100,000		Center Financial Corp.	2,516,000
109,200		Central Pacific Financial Corp.	3,922,464
150,000		First Republic Bank	5,551,500
150,000		UCBH Holdings, Inc.	2,682,000
			16,828,364
		Beverages: 0.8%
80,000	@	Peet’s Coffee & Tea, Inc.	2,428,000
			2,428,000
		Biotechnology: 0.4%
32,000	@	Charles River Laboratories International, Inc.	1,355,840
			1,355,840
		Building Materials: 1.5%
15,000		Eagle Materials, Inc.	1,835,400
25,000		Eagle Materials, Inc.	2,944,250
			4,779,650
		Chemicals: 1.3%
150,000	@	Symyx Technologies	4,093,500
			4,093,500
		Coal: 0.2%
70,000	@	International Coal Group, Inc.	665,000
			665,000
		Commercial Services: 12.1%
70,000		Chemed Corp.	3,477,600
50,500	@	ChoicePoint, Inc.	2,247,755
100,000	@	CoStar Group, Inc.	4,317,000
325,000	@	DeVry, Inc.	6,500,000
150,000	@	Education Management Corp.	5,026,500
120,000		Gevity HR, Inc.	3,086,400
50,000	@	Hewitt Associates, Inc.	1,400,500
50,000	@	LECG Corp.	869,000
100,000	@	Morningstar, Inc.	3,464,000
100,000	@	PRA International	2,815,000
100,000	@	Senomyx, Inc.	1,212,000
25,000		Strayer Education, Inc.	2,342,500
64,000	@	Universal Technical Institute, Inc.	1,980,160
			38,738,415
		Computers: 1.9%
60,000	@	Anteon International Corp.	3,261,000
65,000	@	Kronos, Inc.	$2,720,900
			5,981,900
		Diversified Financial Services: 6.3%
145,900		Cohen & Steers, Inc.	2,718,117
175,000		First Marblehead Corp.	5,750,500
16,000		GAMCO Investors, Inc.	696,480
200,000	@	International Securities Exchange, Inc.	5,504,000
125,000		Jefferies Group, Inc.	5,622,500
			20,291,597
		Electric: 1.1%
120,000		ITC Holdings Corp.	3,370,800
			3,370,800
		Entertainment: 5.2%
125,000	@	Great Wolf Resorts, Inc.	1,288,750
100,000	@	Isle of Capri Casinos, Inc.	2,436,000
50,000	@	Penn National Gaming, Inc.	1,647,500
150,000	@	Scientific Games Corp.	4,092,000
225,000	@	Shuffle Master, Inc.	5,656,500
45,000	@	Vail Resorts, Inc.	1,486,350
			16,607,100
		Food: 0.9%
70,000	@	Ralcorp Holdings, Inc.	2,793,700
			2,793,700
		Gas: 0.7%
88,198		Southern Union Co.	2,084,119
			2,084,119
		Healthcare-Products: 4.3%
80,000	@	Edwards Lifesciences Corp.	3,328,800
75,000	@	Gen-Probe, Inc.	3,659,250
14,000	@	Inamed Corp.	1,227,520
35,000	@	Intuitive Surgical, Inc.	4,104,450
70,000	@	Kensey Nash Corp.	1,542,100
			13,862,120
		Healthcare-Services: 4.8%
150,000	@	Ameri Group Corp.	2,919,000
160,000	@	Centene Corp.	4,206,400
100,000	@	Community Health Systems, Inc.	3,834,000
35,000		Manor Care, Inc.	1,391,950
90,000	@	Odyssey HealthCare, Inc.	1,677,600
45,000	@	United Surgical Partners International, Inc.	1,446,750
			15,475,700
		Home Builders: 0.5%
5,000		Brookfield Homes Corp.	248,650
30,000	@	Hovnanian Enterprises, Inc.	1,489,200
			1,737,850
		Insurance: 1.6%
65,000	@,@@	Arch Capital Group Ltd.	3,558,750
10,000		Brown & Brown, Inc.	305,400
74,200	@	Universal American Financial Corp.	1,118,936
			4,983,086

See Accompanying Notes to Financial Statements

ING BARON SMALL CAP	PORTFOLIO OF INVESTMENTS
GROWTH PORTFOLIO	AS OF DECEMBER 31, 2005 (CONTINUED)

Shares			Value
		Internet: 4.3%
80,000	@	Blue Nile, Inc.	$3,224,800
50,000	@	Checkfree Corp.	2,295,000
120,000	@	Equinix, Inc.	4,891,200
120,000	@	ProQuest Co.	3,349,200
			13,760,200
		Leisure Time: 0.8%
70,000	@	Life Time Fitness, Inc.	2,666,300
			2,666,300
		Lodging: 7.0%
145,595		Ameristar Casinos, Inc.	3,305,007
80,000		Choice Hotels International, Inc.	3,340,800
80,000	@@	Four Seasons Hotels, Inc.	3,980,000
40,000	@	Gaylord Entertainment Co.	1,743,600
61,000	@,@@	Kerzner International Ltd.	4,193,750
45,000		Station Casinos, Inc.	3,051,000
50,000	@	Wynn Resorts Ltd.	2,742,500
			22,356,657
		Media: 0.3%
18,500		Gray Television, Inc.	181,670
30,000	@	Lin TV Corp.	334,200
27,500	@	Radio One, Inc.	284,625
18,100	@	Saga Communications, Inc.	196,746
			997,241
		Oil & Gas: 2.5%
160,000	@	Encore Acquisition Co.	5,126,400
45,000		Range Resources Corp.	1,185,300
45,000	@	Whiting Petroleum Corp.	1,800,000
			8,111,700
		Oil & Gas Services: 2.4%
60,000		CARBO Ceramics, Inc.	3,391,200
80,000	@	FMC Technologies, Inc.	3,433,600
15,000	@	Seacor Smit, Inc.	1,021,500
			7,846,300
		Pharmaceuticals: 0.5%
250,000	@	Depomed, Inc.	1,500,000
			1,500,000
		Real Estate: 1.5%
80,000	@	CB Richard Ellis Group, Inc.	4,708,000
			4,708,000
		Real Estate Investment Trust: 1.1%
7,500	@	Alexander’s, Inc.	1,841,250
160,000		Spirit Finance Corp.	1,816,000
			3,657,250
		Retail: 15.9%
85,000	@	Cabela’s, Inc.	1,411,000
180,000	@	California Pizza Kitchen, Inc.	5,754,600
100,000	@	Carmax, Inc.	2,768,000
60,000	@	Cheesecake Factory	2,243,400
150,000	@	Copart, Inc.	3,459,000
200,000	@	Dick’s Sporting Goods, Inc.	6,648,000
80,000	@	DSW, Inc.	2,097,600
50,000	@	Guitar Center, Inc.	2,500,500
20,000	@	Panera Bread Co.	1,313,600
60,000	@	Petco Animal Supplies, Inc.	1,317,000
80,000	@	PF Chang’s China Bistro, Inc.	$3,970,400
90,000	@	Red Robin Gourmet Burgers, Inc.	4,586,400
200,000	@	Select Comfort Corp.	5,470,000
100,000	@	Texas Roadhouse, Inc.	1,555,000
60,000	@	Tractor Supply Co.	3,176,400
74,300		United Auto Group, Inc.	2,838,260
			51,109,160
		Telecommunications: 0.5%
90,000	@	SBA Communications Corp.	1,611,000
			1,611,000
		Transportation: 1.7%
80,000	@	Genesee & Wyoming, Inc.	3,004,000
60,000		Landstar System, Inc.	2,504,400
			5,508,400
		Total Common Stock (Cost $241,103,222)	292,885,189

Principal Amount				Value

CORPORATE BONDS/NOTES: 0.7%
		Lodging: 0.7%
$1,000,000	#	Wynn Resorts Ltd., 6.000%, due 07/15/15		2,405,000
		Total Corporate Bonds/Notes (Cost $981,874)		2,405,000
		Total Long-Term Investments: (Cost $242,085,096)		295,290,189
SHORT-TERM INVESTMENTS: 7.3%
		Federal Home Loan Bank: 7.3%
23,285,000		Discount Note, 3.200%, due 01/03/06		23,278,791
		Total Federal Home Loan Bank (Cost $23,280,860)		23,278,791
		Total Short-Term Investments: (Cost $23,280,860)		23,278,791
		Total Investments in Securities (Cost $265,365,956)*	99.3%	$318,568,980
		Other Assets and Liabilities-Net	0.7	2,186,841
		Net Assets	100.0%	$320,755,821

@                                    Non-income producing security

@@                        Foreign Issuer

#                                         Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.

*                                         Cost for federal income tax purposes is $265,825,138.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$60,003,543
Gross Unrealized Depreciation	(7,259,701)
Net Unrealized Appreciation	$52,743,842

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING DAVIS VENTURE VALUE PORTFOLIO	AS OF DECEMBER 31, 2005

Shares			Value
COMMON STOCK: 100.9%
		Advertising: 0.3%
3,200	@@	WPP Group PLC ADR	$172,800
			172,800
		Agriculture: 5.9%
44,200		Altria Group, Inc.	3,302,624
			3,302,624
		Banks: 8.5%
6,300		Commerce BanCorp, Inc.	216,783
10,400		Fifth Third BanCorp	392,288
108,100	@@	HSBC Holdings PLC	1,729,423
13,400	@@	Lloyds TSB Group PLC ADR	452,920
3,500		State Street Corp.	194,040
28,400		Wells Fargo & Co.	1,784,372
			4,769,826
		Beverages: 2.1%
12,800	@@	Diageo PLC ADR	746,240
14,500	@@	Heineken Holding NV	424,409
			1,170,649
		Building Materials: 1.9%
7,100		Martin Marietta Materials, Inc.	544,712
7,900		Vulcan Materials Co.	535,225
			1,079,937
		Commercial Services: 5.1%
84,000	@@	COSCO Pacific Ltd.	153,504
31,600		H&R Block, Inc.	775,780
23,100	@	Iron Mountain, Inc.	975,282
16,000		Moody’s Corp.	982,720
			2,887,286
		Computers: 2.4%
18,400	@	Dell, Inc.	551,816
11,700		Hewlett-Packard Co.	334,971
10,700	@	Lexmark International, Inc.	479,681
			1,366,468
		Cosmetics/Personal Care: 0.9%
17,600		Avon Products, Inc.	502,480
			502,480
		Diversified Financial Services: 14.1%
60,400		American Express Co.	3,108,184
14,300		Ameriprise Financial, Inc.	586,300
34,100		Citigroup, Inc.	1,654,873
55,300		JPMorgan Chase & Co.	2,194,857
6,800		Morgan Stanley	385,832
			7,930,046
		Food: 0.9%
9,700		Hershey Foods Corp.	535,925
			535,925
		Food Service: 0.0%
5,486	@,X	FHC Delaware, Inc.	35,165
			35,165
		Healthcare-Services: 1.2%
14,000		HCA, Inc.	$707,000
			707,000
		Holding Companies- Diversified: 0.4%
96,000	@@	China Merchants Holdings International Co. Ltd	208,352
			208,352
		Housewares: 0.2%
1,900	@@	Hunter Douglas NV	102,735
			102,735
		Insurance: 18.3%
41,400		American International Group, Inc.	2,824,722
15,500		AON Corp.	557,225
20	@	Berkshire Hathaway, Inc.	1,772,400
24	@	Berkshire Hathaway, Inc.	70,452
2,900		Chubb Corp.	283,185
1,100	@@	Everest Re Group Ltd.	110,385
13,300		Loews Corp.	1,261,505
100	@	Markel Corp.	31,705
14,900		Marsh & McLennan Cos., Inc.	473,224
4,700		Principal Financial Group	222,921
17,500		Progressive Corp.	2,043,650
2,700	@@	Sun Life Financial, Inc.	108,351
7,900		Transatlantic Holdings, Inc.	530,880
			10,290,605
		Internet: 0.4%
4,300	@	Expedia, Inc.	103,028
4,100	@	IAC/InterActiveCorp	116,071
			219,099
		Leisure Time: 1.0%
10,700		Harley-Davidson, Inc.	550,943
			550,943
		Media: 3.7%
48,300	@	Comcast Corp.	1,240,827
2,900		Gannett Co., Inc.	175,653
8,600	@@	Lagardere SCA	658,728
			2,075,208
		Miscellaneous Manufacturing: 3.9%
76,200	@@	Tyco International Ltd.	2,199,132
			2,199,132
		Oil & Gas: 11.1%
28,300		ConocoPhillips	1,646,494
25,500		Devon Energy Corp.	1,594,770
20,300		EOG Resources, Inc.	1,489,411
12,000		Occidental Petroleum Corp.	958,560
7,700	@	Transocean, Inc.	536,613
			6,225,848
		Packaging & Containers: 2.3%
22,700	@	Sealed Air Corp.	1,275,059
			1,275,059

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING DAVIS VENTURE VALUE PORTFOLIO	AS OF DECEMBER 31, 2005 (CONTINUED)

Shares			Value
		Pharmaceuticals: 2.3%
8,800		Cardinal Health, Inc.	$605,000
13,400	@	Caremark Rx, Inc.	693,986
			1,298,986
		Real Estate Investment Trust: 1.7%
1,400		Centerpoint Properties Trust	69,272
19,100		General Growth Properties, Inc.	897,509
			966,781
		Retail: 5.3%
43,300		Costco Wholesale Corp.	2,142,051
17,700		Wal-Mart Stores, Inc.	828,360
			2,970,411
		Savings & Loans: 3.5%
29,600		Golden West Financial Corp.	1,953,600
			1,953,600
		Software: 1.2%
26,000		Microsoft Corp.	679,900
			679,900
		Telecommunications: 1.3%
8,600	@@	Nokia OYJ ADR	157,380
2,000	@	NTL, Inc.	136,160
10,100	@@	SK Telecom Co., Ltd. ADR	204,929
10,200	@,@@	Telewest Global, Inc.	242,964
			741,433
		Transportation: 1.0%
600	@@	Kuehne & Nagel International AG	168,743
5,000		United Parcel Service, Inc.	375,750
			544,493
		Total Common Stock (Cost $54,173,820)	56,762,791

Principal Amount			Value

SHORT-TERM INVESTMENT: 1.8%
	Commercial Paper: 1.8%
$1,006,000	CLIPPER DSCP, 4.200%, due 01/03/06		1,005,648
	Total Short-Term Investments: (Cost $1,005,765)		1,005,648
	Total Investments in Securities (Cost $55,179,585)*	102.7%	$57,768,439
	Other Assets and Liabilities-Net	(2.7)	(1,533,528)
	Net Assets	100.0%	$56,234,911

Certain foreign securities have been fair valued in accordance with procedures approved by the Board of Trustees (Note 2A).

@                                    Non-income producing security

@@                        Foreign Issuer

ADR                     American Depositary Receipt

X                                       Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.

*                                         Cost for federal income tax purposes is $55,182,408.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$2,995,643
Gross Unrealized Depreciation	(409,612)
Net Unrealized Appreciation	$2,586,031

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING FUNDAMENTAL RESEARCH PORTFOLIO	AS OF DECEMBER 31, 2005

Shares			Value
COMMON STOCK: 97.7%

		Aerospace/Defense: 2.1%
15,397		United Technologies Corp.	$860,846
			860,846
		Agriculture: 2.4%
12,993		Altria Group, Inc.	970,837
			970,837
		Banks: 5.5%
24,595		Bank of America Corp.	1,135,059
18,081		Wells Fargo & Co.	1,136,029
			2,271,088
		Beverages: 0.8%
5,265		PepsiCo, Inc.	311,056
			311,056
		Biotechnology: 1.8%
9,652	@	Amgen, Inc.	761,157
			761,157
		Chemicals: 0.8%
7,495		E.I. du Pont de Nemours & Co.	318,538
			318,538
		Computers: 2.9%
44,400	@	EMC Corp.	604,728
7,090		International Business Machines Corp.	582,798
2,600	@,X	Seagate Technology	—
			1,187,526
		Cosmetics/Personal Care: 2.0%
7,600		Colgate-Palmolive Co.	416,860
7,227		Procter & Gamble Co.	418,299
			835,159
		Distribution/Wholesale: 1.5%
14,400	@	Wesco Intl., Inc	615,312
			615,312
		Diversified Financial Services: 12.1%
6,500	@	Affiliated Managers Group, Inc.	521,625
7,499		Capital One Financial Corp.	647,914
34,146		Citigroup, Inc.	1,657,104
20,900		Countrywide Financial Corp.	714,571
6,500		Franklin Resources, Inc.	611,065
12,265		Merrill Lynch & Co., Inc.	830,708
			4,982,987
		Electric: 2.2%
14,000	@	Mirant Corp.	315,000
9,100	@	Public Service Enterprise Group, Inc.	591,227
			906,227
		Electronics: 4.6%
24,400	@	Jabil Circuit, Inc.	904,996
25,800		Symbol Technologies, Inc.	330,756
15,200	@	Thomas & Betts Corp.	637,792
			1,873,544
		Food: 1.2%
9,100		Hershey Foods Corp.	$502,775
			502,775
		Healthcare-Products: 4.9%
8,300		Baxter Intl., Inc.	312,495
18,635		Johnson & Johnson	1,119,964
10,500		Medtronic, Inc.	604,485
			2,036,944
		Healthcare-Services: 2.5%
10,131	@	Health Net, Inc.	522,253
13,200	@	Triad Hospitals, Inc.	517,836
			1,040,089
		Insurance: 2.8%
7,700	@@	ACE Ltd.	411,488
6,475		American Intl. Group, Inc.	441,790
6,999		St. Paul Travelers Cos., Inc.	312,645
			1,165,923
		Internet: 1.4%
14,928	@	Yahoo!, Inc.	584,879
			584,879
		Lodging: 2.2%
12,504		Harrah’s Entertainment, Inc.	891,410
			891,410
		Media: 3.4%
28,858		Time Warner, Inc.	503,284
28,087	@	Viacom, Inc.	915,636
			1,418,920
		Mining: 0.8%
10,700		Alcoa, Inc.	316,399
			316,399
		Miscellaneous Manufacturing: 6.8%
7,100		Cooper Industries Ltd.	518,300
46,915		General Electric Co.	1,644,371
16,206		Roper Industries, Inc.	640,299
			2,802,970
		Oil and Gas: 7.5%
6,949		ENSCO Intl., Inc.	308,188
27,205		Exxon Mobil Corp.	1,528,104
8,500	@	Newfield Exploration Co.	425,595
5,100	@	Plains Exploration & Production Co.	202,623
11,500	@	Southwestern Energy Co.	413,310
4,569		XTO Energy, Inc.	200,762
			3,078,582
		Oil and Gas Services: 2.8%
18,000	@	Dresser-Rand Group, Inc.	435,240
6,600		Halliburton Co.	408,936
3,251		Schlumberger Ltd.	315,835
			1,160,011
		Pharmaceuticals: 5.5%
17,021	@	Medco Health Solutions, Inc.	949,772
27,953		Pfizer, Inc.	651,864
7,300	@@	Teva Pharmaceutical Industries Ltd. ADR	313,973
7,369		Wyeth	339,490
			2,255,099

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING FUNDAMENTAL RESEARCH PORTFOLIO	AS OF DECEMBER 31, 2005 (CONTINUED)

Shares			Value
		Retail: 5.1%
17,000		CVS Corp.	$449,140
14,927		Home Depot, Inc.	604,245
15,800	@	Urban Outfitters, Inc.	399,898
13,372		Wal-Mart Stores, Inc.	625,810
			2,079,093
		Semiconductors: 4.2%
12,300	@	Broadcom Corp.	579,945
16,856		Maxim Integrated Products, Inc.	610,861
53,404	@@	Taiwan Semiconductor Manufacturing Co. Ltd. ADR	529,234
			1,720,040
		Software: 4.7%
39,094		Microsoft Corp.	1,022,308
75,705	@	Oracle Corp.	924,358
			1,946,666
		Telecommunications: 3.2%
26,326		Bellsouth Corp.	713,435
36,034	@	Cisco Systems, Inc.	616,902
			1,330,337
		Total Common Stock (Cost $38,832,528)	40,224,414

Principal Amount				Value

SHORT-TERM INVESTMENTS: 3.4%
		Repurchase Agreement: 3.4%
$1,405,000	S	Goldman Sachs Repurchase Agreement dated 12/30/05, 4.250%, due 01/03/06, $1,405,663 to be received upon repurchase (Collateralized by $1,458,000 Federal Home Loan Mortgage Corporation, 3.625%, Market Value plus accrued interest $1,433,772, due 09/15/08.		1,405,000
		Total Short-Term Investments (Cost $1,405,000)		1,405,000
		Total Investments In Securities (Cost $40,237,528)*	101.1%	$41,629,414
		Other Assets and Liabilities-Net	(1.1)	(467,783)
		Net Assets	100.0%	$41,161,631

@                                    Non-income producing security

@@                        Foreign issuer

ADR                     American Depositary Receipt

S                                         Segregated securities for certain derivatives, when-issued or delayed delivery securities and forward currency exchange contracts.

X                                       Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.

*                                         Cost for federal income tax purposes is $40,732,718. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$1,419,663
Gross Unrealized Depreciation	(522,967)
Net Unrealized Appreciation	$896,696

Information concerning open futures contracts for the ING Fundamental Research Portfolio at December 31, 2005 is shown below:

Long Contracts	No. of Contracts	Notional Market Value	Expiration Date	Unrealized Loss
S&P 500	8	$501,900	03/17/06	$(10,960)

See Accompanying Notes to Financial Statements

ING GOLDMAN SACHS®	PORTFOLIO OF INVESTMENTS
CAPITAL GROWTH PORTFOLIO	AS OF DECEMBER 31, 2005

Shares			Value
COMMON STOCK: 106.0%
		Advertising: 1.4%
18,400	@,L	Lamar Advertising Co.	$848,976
			848,976
		Aerospace/Defense: 0.6%
6,290		United Technologies Corp.	351,674
			351,674
		Apparel: 0.6%
4,020		Nike, Inc.	348,896
			348,896
		Beverages: 4.6%
15,900		Coca-Cola Co.	640,929
38,060		PepsiCo, Inc.	2,248,585
			2,889,514
		Biotechnology: 2.3%
18,560	@	Amgen, Inc.	1,463,642
			1,463,642
		Commercial Services: 3.2%
12,310		Aramark Corp.	341,972
22,420		Moody’s Corp.	1,377,036
8,780	@,L	Valassis Communications, Inc.	255,235
			1,974,243
		Computers: 3.3%
6,900	@	Cognizant Technology Solutions Corp.	347,415
57,720	@	Dell, Inc.	1,731,023
			2,078,438
		Cosmetics/Personal Care: 0.8%
9,250		Procter & Gamble Co.	535,390
			535,390
		Distribution/Wholesale: 0.6%
5,430		WW Grainger, Inc.	386,073
			386,073
		Diversified Financial Services: 12.0%
6,700		American Express Co.	344,782
72,240	L	Charles Schwab Corp.	1,059,761
15,460		Fannie Mae	754,603
52,770		Freddie Mac	3,448,519
18,574		JPMorgan Chase & Co.	737,202
8,860		Merrill Lynch & Co., Inc.	600,088
9,750		Morgan Stanley	553,215
			7,498,170
		Electronics: 0.5%
5,200	L	Fisher Scientific International, Inc.	321,672
			321,672
		Entertainment: 0.9%
17,800	@	GTECH Holdings Corp.	564,972
			564,972
		Food: 1.7%
15,860		WM Wrigley Jr. Co.	$1,054,531
			1,054,531
		Healthcare-Products: 6.5%
4,170		CR Bard, Inc.	274,886
23,380		Medtronic, Inc.	1,345,987
7,120		St. Jude Medical, Inc.	357,424
24,850		Stryker Corp.	1,104,086
14,680	@	Zimmer Holdings, Inc.	990,019
			4,072,402
		Home Furnishings: 0.6%
3,900	L	Harman International Industries, Inc.	381,615
			381,615
		Household Products/Wares: 1.0%
7,960		Fortune Brands, Inc.	621,039
			621,039
		Insurance: 0.6%
9,600	@@	Willis Group Holdings Ltd.	354,624
			354,624
		Internet: 3.2%
3,630	@	Google, Inc.	1,505,942
13,130	@,L	Yahoo!, Inc.	514,433
			2,020,375
		Leisure Time: 1.7%
19,800	L	Carnival Corp.	1,058,706
			1,058,706
		Lodging: 2.8%
13,220		Harrah’s Entertainment, Inc.	942,454
12,140		Marriott International, Inc.	813,016
			1,755,470
		Media: 10.2%
54,080		McGraw-Hill Cos, Inc.	2,792,150
77,010		Time Warner, Inc.	1,343,054
27,850	@,L	Univision Communications, Inc.	818,512
34,342		Viacom, Inc.	1,119,549
11,470	@,L	Xm Satellite Radio, Inc.	312,902
			6,386,167
		Miscellaneous Manufacturing: 0.8%
17,020	@@,L	Tyco International Ltd.	491,197
			491,197
		Oil & Gas: 4.9%
27,280	@@	Canadian Natural Resources Ltd.	1,353,634
4,638		Exxon Mobil Corp.	260,516
23,050	@@	Suncor Energy, Inc.	1,455,146
			3,069,296
		Oil & Gas Services: 4.8%
17,580		Baker Hughes, Inc.	1,068,512
19,850	L	Schlumberger Ltd.	1,928,427
			2,996,939

See Accompanying Notes to Financial Statements

ING GOLDMAN SACHS®	PORTFOLIO OF INVESTMENTS
CAPITAL GROWTH PORTFOLIO	AS OF DECEMBER 31, 2005 (CONTINUED)

Shares			Value
		Pharmaceuticals: 6.7%
25,980	@	Caremark Rx, Inc.	$1,345,504
10,390		Eli Lilly & Co.	587,970
15,430	@	Medco Health Solutions, Inc.	860,994
19,370		Pfizer, Inc.	451,708
19,790		Wyeth	911,725
			4,157,901
		Retail: 8.0%
31,380		Lowe’s Cos., Inc.	2,091,791
33,660	@	Petco Animal Supplies, Inc.	738,837
11,140	L	Target Corp.	612,366
33,300		Wal-Mart Stores, Inc.	1,558,440
			5,001,434
		Savings & Loans: 0.7%
6,350	L	Golden West Financial Corp.	419,100
			419,100
		Semiconductors: 3.0%
19,970		Intel Corp.	498,451
38,350	L	Linear Technology Corp.	1,383,285
			1,881,736
		Software: 9.8%
20,570	@,L	Electronic Arts, Inc.	1,076,017
50,370		First Data Corp.	2,166,414
96,890		Microsoft Corp.	2,533,674
26,200	@	Oracle Corp.	319,902
			6,096,007
		Telecommunications: 8.2%
43,370	@,L	American Tower Corp.	1,175,327
77,400	@	Cisco Systems, Inc.	1,325,088
23,190	@	Crown Castle International Corp.	624,043
46,140		Qualcomm, Inc.	1,987,711
			5,112,169
		Total Common Stock (Cost $58,307,501)	66,192,368

Principal Amount			Value

SHORT-TERM INVESTMENTS: 17.7%
	Securities Lending Collateralcc: 17.7%
$11,018,000	The Bank of New York Institutional Cash Reserves Fund		11,018,000
	Total Securities Lending Collateral (Cost $11,018,000)		11,018,000
	Total Short-Term Investments (Cost $11,018,000)		11,018,000
	Total Investments in Securities (Cost $69,325,501)*	123.7%	$77,210,368
	Other Assets and Liabilities-Net	(23.7)	(14,774,534)
	Net Assets	100.0%	$62,435,834

@                                    Non-income producing security

@@                        Foreign Issuer

cc                                    Securities purchased with cash collateral for securities loaned.

L                                         Loaned security, a portion or all of the security is on loan at December 31, 2005.

*                                         Cost for federal income tax purposes is $70,377,842. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$9,055,833
Gross Unrealized Depreciation	(2,223,307)
Net Unrealized Appreciation	$6,832,526

See Accompanying Notes to Financial Statements

ING GOLDMAN SACHS®	PORTFOLIO OF INVESTMENTS
CORE EQUITY PORTFOLIO	AS OF DECEMBER 31, 2005

Shares			Value
COMMON STOCK: 102.5%
		Aerospace/Defense: 3.9%
22,500		Boeing Co.	$1,580,111
30,900	L	Northrop Grumman Corp.	1,857,437
13,300		Raytheon Co.	533,995
			3,971,543
		Agriculture: 6.7%
41,100		Altria Group, Inc.	3,070,992
71,799		Archer-Daniels-Midland Co.	1,770,546
24,000		Monsanto Co.	1,861,056
			6,702,594
		Airlines: 0.1%
6,400		Southwest Airlines Co.	105,151
			105,151
		Apparel: 1.5%
44,100	@	Coach, Inc.	1,470,294
			1,470,294
		Banks: 4.6%
72,700	L	Bank of America Corp.	3,355,156
18,100		UnionBanCal Corp.	1,243,832
			4,598,988
		Biotechnology: 3.2%
32,200	@	Amgen, Inc.	2,539,292
7,600	@,L	Genentech, Inc.	703,000
			3,242,292
		Commercial Services: 2.4%
662	@,L	CCE Spinco, Inc.	8,672
2,900		ChoicePoint, Inc.	128,757
9,600		McKesson Corp.	495,264
29,000		Moody’s Corp.	1,781,180
			2,413,873
		Computers: 4.9%
13,000	@	Cadence Design Systems, Inc.	219,960
30,600	@	Computer Sciences Corp.	1,549,584
83,900		Hewlett-Packard Co.	2,402,085
2,200	@	Seagate Technology, Inc.	—
23,500	@	Synopsys, Inc.	471,410
13,600	@,L	Western Digital Corp.	253,096
			4,896,135
		Cosmetics/Personal Care: 3.0%
18,800		Colgate-Palmolive Co.	1,031,180
33,982	L	Procter & Gamble Co.	1,966,878
			2,998,058
		Diversified Financial Services: 8.3%
14,500	@,L	AmeriCredit Corp.	371,635
24,100		Ameriprise Financial, Inc.	988,100
13,966		Citigroup, Inc.	677,770
73,600		JPMorgan Chase & Co.	2,921,392
32,800		Merrill Lynch & Co., Inc.	2,221,630
21,100	L	SLM Corp.	1,162,399
			8,342,926
		Electric: 3.4%
6,200	L	American Electric Power Co., Inc.	$229,958
5,900		Edison International	257,299
45,200		Pacific Gas & Electric Co.	1,677,824
25,000	L	TXU Corp.	1,254,750
			3,419,831
		Electrical Components & Equipment: 0.3%
5,900	@	Energizer Holdings, Inc.	293,322
			293,322
		Electronics: 0.4%
15,400	@	Avnet, Inc.	368,676
			368,676
		Food: 1.2%
2,700	@	Dean Foods Co.	101,682
17,100	@	Kroger Co.	322,848
11,500		Safeway, Inc.	272,098
7,400		Supervalu, Inc.	240,352
14,700	L	Tyson Foods, Inc.	251,370
			1,188,350
		Healthcare-Products: 4.0%
4,400		Baxter International, Inc.	165,660
2,900		Guidant Corp.	187,775
54,200		Johnson & Johnson	3,257,420
3,900		Medtronic, Inc.	225,759
4,000		St. Jude Medical, Inc.	200,800
			4,037,414
		Healthcare-Services: 0.2%
2,900	@	Humana, Inc.	157,557
			157,557
		Household Products/Wares: 0.2%
8,500		American Greetings	186,745
			186,745
		Insurance: 6.2%
5,900		Chubb Corp.	576,135
33,200		Genworth Financial, Inc.	1,148,056
18,700		Loews Corp.	1,773,695
28,500	L	MBIA, Inc.	1,714,789
5,400		Metlife, Inc.	264,600
1,900		Torchmark Corp.	105,270
14,850		WR Berkley Corp.	707,157
			6,289,702
		Internet: 1.8%
3,950	@	Google, Inc.	1,638,688
9,300	@,L	Symantec Corp.	162,750
			1,801,438
		Lodging: 0.5%
13,400		Choice Hotels International, Inc.	559,584
			559,584
		Media: 5.8%
5,300		Clear Channel Communications, Inc.	166,685
19,900	@,L	Comcast Corp.	516,598
106,300	@	Liberty Media Corp.	836,581

See Accompanying Notes to Financial Statements

ING GOLDMAN SACHS®	PORTFOLIO OF INVESTMENTS
CORE EQUITY PORTFOLIO	AS OF DECEMBER 31, 2005 (CONTINUED)

Shares			Value
137,450		Time Warner, Inc.	$2,397,139
58,811		Viacom, Inc.	1,917,257
			5,834,260
		Mining: 0.3%
3,000	L	Freeport-McMoRan Copper & Gold, Inc.	161,289
2,200	L	Newmont Mining Corp.	117,514
			278,803
		Miscellaneous Manufacturing: 5.2%
137,700		General Electric Co.	4,826,385
6,700		Teleflex, Inc.	435,366
			5,261,751
		Oil & Gas: 9.6%
19,300		Anadarko Petroleum Corp.	1,828,675
22,700		Burlington Resources, Inc.	1,956,905
2,300		ConocoPhillips	133,814
29,600		Devon Energy Corp.	1,851,184
4,900		EOG Resources, Inc.	359,513
29,472		Exxon Mobil Corp.	1,655,442
2,200		Helmerich & Payne, Inc.	136,202
21,900		Sunoco, Inc.	1,716,522
			9,638,257
		Pharmaceuticals: 7.1%
43,400	L	AmerisourceBergen Corp.	1,796,760
13,900	@,L	Express Scripts, Inc.	1,164,820
58,400		Merck & Co., Inc.	1,856,693
99,595		Pfizer, Inc.	2,322,556
			7,140,829
		Pipelines: 0.3%
8,100		Equitable Resources, Inc.	297,189
			297,189
		Real Estate Investment Trust: 0.7%
11,000		Kimco Realty Corp.	352,907
6,700		Prologis	313,024
			665,931
		Retail: 3.5%
60,000	@,L	Autonation, Inc.	1,303,800
80,137		Circuit City Stores, Inc.	1,810,295
9,600		Yum! Brands, Inc.	450,048
			3,564,143
		Savings & Loans: 1.2%
28,500		Washington Mutual, Inc.	1,239,750
			1,239,750
		Semiconductors: 4.4%
4,100	@,L	Freescale Semiconductor, Inc.	105,820
94,600		Intel Corp.	2,361,216
61,200		Texas Instruments, Inc.	1,963,007
			4,430,043
		Software: 1.8%
7,600	L	Autodesk, Inc.	326,420
2,200		Automatic Data Processing, Inc.	101,472
12,000		Global Payments, Inc.	559,320
25,800		Microsoft Corp.	674,670
8,200	@	Sybase, Inc.	179,252
			1,841,134
		Telecommunications: 4.8%
20,200		CenturyTel, Inc.	$669,832
54,100	@	Cisco Systems, Inc.	926,192
36,000	@	Corning, Inc.	708,679
25,200		Qualcomm, Inc.	1,085,616
26,600		Sprint Corp. - FON Group	621,376
28,100		Verizon Communications, Inc.	846,372
			4,858,067
		Transportation: 0.1%
2,500		CSX Corp.	126,984
			126,984
		Trucking & Leasing: 0.9%
26,600		GATX Corp.	959,728
			959,728
		Total Common Stock
		(Cost $94,642,415)	103,181,342

Principal Amount			Value

SHORT-TERM INVESTMENTS: 15.6%
	Securities Lending Collateralcc 15.6%
$ 15,680,000	The Bank of New York Institutional Cash Reserves Fund		15,680,000
	Total Short-Term Investments (Cost $15,680,000)		15,680,000
	Total Investments in Securities (Cost $110,322,415)*	118.1%	$118,861,342
	Other Assets and Liabilities-Net	(18.1)	(18,187,295)
	Net Assets	100.0%	$100,674,047

@	Non-income producing security
cc	Securities purchased with cash collateral for securities loaned.
S	Segregated securities for certain derivatives, when-issued or delayed delivery securities and forwards currency exchange contracts.
L	Loaned security, a portion or all of the security is on loan at December 31, 2005.
X	Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.
*	Cost for federal income tax purposes is $110,815,633. Net unrealized appreciation consists of:

	Gross Unrealized Appreciation	$10,259,731
	Gross Unrealized Depreciation	(2,214,022)
	Net Unrealized Appreciation	$8,045,709

Information concerning open futures contracts at December 31, 2005 is shown below:

Long Contracts	No. of Contracts	Notional Market Value	Expiration Date	Unrealized Loss
S&P 500 E-Mini	12	$752,880	March 2006	—

See Accompanying Notes to Financial Statements

ING JPMORGAN FLEMING	PORTFOLIO OF INVESTMENTS
INTERNATIONAL PORTFOLIO	AS OF DECEMBER 31, 2005

Shares			Value
COMMON STOCK: 96.0%
		Australia: 1.1%
592,689		BHP Billiton Ltd.	$9,877,112
			9,877,112
		Belgium: 2.2%
420,300		Dexia	9,653,993
60,000		Fortis	1,906,163
270,215		Fortis	8,567,310
			20,127,466
		Brazil: 1.5%
344,782		Cia Vale do Rio Doce ADR	14,184,331
			14,184,331
		Finland: 1.4%
722,212		Nokia OYJ	13,196,118
			13,196,118
		France: 10.5%
507,596		AXA	16,332,455
183,051		BNP Paribas	14,733,022
214,399		Cie de Saint-Gobain	12,696,281
93,548		Imerys SA	6,736,934
116,953	L	Lafarge SA	10,478,266
141,599		Total SA	35,576,537
			96,553,495
		Germany: 5.9%
90,706		BASF AG	6,906,495
251,170		Bayerische Motoren Werke AG	10,923,052
379,790		Deutsche Post AG	9,172,690
53,254		SAP AG	9,561,624
102,214		Schering AG	6,813,063
126,493		Siemens AG	10,783,064
			54,159,988
		Hong Kong: 0.7%
928,500		Esprit Holdings Ltd.	6,586,164
			6,586,164
		Ireland: 0.7%
433,591		Bank of Ireland	6,793,605
			6,793,605
		Italy: 5.0%
1,064,961		ENI-Ente Nazionale Idrocarburi S.p.A.	29,648,322
519,256		Mediaset S.p.A.	5,488,954
1,595,400		UniCredito Italiano S.p.A.	10,958,066
			46,095,342
		Japan: 20.9%
231,000		Canon, Inc.	13,548,816
187,400		Credit Saison Co., Ltd.	9,332,696
259,500		Daikin Industries Ltd	7,565,522
74,500	L	Fanuc Ltd	6,322,980
33,800		Hirose Electric Co., Ltd.	4,492,367
203,900		Honda Motor Co., Ltd.	11,758,313
290,000		Hoya Corp.	10,415,302
221,000		Kao Corp.	5,913,859
303,000		Matsushita Electric Industrial Co., Ltd.	5,835,177
500,900		Mitsubishi Corp.	$11,050,340
1,497		Mitsubishi Tokyo Financial Group, Inc.	20,369,363
74,100		Nidec Corp.	6,298,933
535,500		Nikko Cordial Corp.	8,513,143
24,800		Nintendo Co., Ltd.	3,000,529
620		Nippon Telegraph & Telephone Corp.	2,811,492
137,300		Nitto Denko Corp.	10,688,769
124,000		Secom Co., Ltd.	6,489,141
212,000		Sharp Corp.	3,223,066
162,800		Shin-Etsu Chemical Co., Ltd.	8,658,986
50,500		SMC Corp.	7,210,989
989,000		Sumitomo Corp.	12,788,992
64,280		Takefuji Corp.	4,361,042
293,000		Yamanouchi Pharmaceutical Co., Ltd.	11,441,602
			192,091,419
		Mexico: 0.7%
84,200		Fomento Economico Mexicano
		SA de CV ADR	6,105,342
			6,105,342
		Netherlands: 4.3%
444,174		ABN Amro Holding NV	11,553,521
314,695		Koninklijke Philips Electronics NV	9,737,848
713,265		Reed Elsevier NV	9,905,107
425,769		Wolters Kluwer NV	8,583,651
			39,780,127
		South Korea: 1.2%
25,163	#,L	Samsung Electronics Co., Ltd. GDR	8,202,215
116,500	L	SK Telecom Co., Ltd. ADR	2,363,785
			10,566,000
		Spain: 2.3%
202,327		Altadis SA	9,136,566
955,110		Banco Popular Espanol SA	11,607,027
			20,743,593
		Sweden: 1.3%
3,462,600		Telefonaktiebolaget LM Ericsson	11,909,190
			11,909,190
		Switzerland: 11.4%
201,629		Adecco SA	9,263,188
160,699		Holcim Ltd	10,906,859
57,879		Nestle SA	17,233,759
335,596		Novartis AG	17,549,930
113,710		Roche Holding AG	16,999,245
210,111		UBS AG	19,912,115
62,271	@	Zurich Financial Services AG	13,212,919
			105,078,015
		United Kingdom: 24.9%
377,570		Aviva Plc	4,567,443
1,453,444		Barclays PLC	15,214,449
1,421,779		BG Group PLC	14,040,119
461,171		British Land Co. PLC	8,445,034
1,961,092		Centrica Plc	8,573,549

See Accompanying Notes to Financial Statements

ING JPMORGAN FLEMING	PORTFOLIO OF INVESTMENTS
INTERNATIONAL PORTFOLIO	AS OF DECEMBER 31, 2005 (CONTINUED)

Shares		Value
	United Kingdom: (continued)
908,487	GlaxoSmithKline PLC	$22,884,391
1,558,400	HSBC Holdings PLC	25,019,488
1,639,661	Kingfisher PLC	6,672,019
2,879,670	Morrison WM Supermarkets	9,557,470
724,939	National Grid PLC	7,072,216
481,177	Royal Bank of Scotland Group PLC	14,489,007
282,130	Schroders PLC	4,334,903
957,892	Smith & Nephew PLC	8,792,443
498,600	Standard Chartered PLC	11,070,554
3,175,260	Tesco PLC	18,059,515
11,647,978	Vodafone Group PLC	25,011,211
681,527	Wolseley PLC	14,338,793
972,277	WPP Group PLC	10,495,856
		228,638,460
	Total Common Stock
	(Cost $677,459,495)	882,485,767

Principal Amount			Value

SHORT-TERM INVESTMENTS: 4.7%
	Federal Home Loan Bank: 2.6%
$23,408,000	Discount Note, 3.200%, due 01/03/06		23,401,758
	Total Federal Home Loan Bank (Cost $23,403,839)		23,401,758
	Securities Lending Collateralcc: 2.1%
19,213,000	The Bank of New York Institutional Cash Reserves Fund		19,213,000
	Total Securities Lending Collateral (Cost $19,213,000)		19,213,000
	Total Short-Term Investments: (Cost $42,616,839)		42,614,758
	Total Investments in Securities (Cost $720,076,334)*	100.7%	$925,100,525
	Other Assets and Liabilities-Net	(0.7)	(6,073,744)
	Net Assets	100.0%	$919,026,781

Certain foreign securities have been fair valued in accordance with procedures approved by the Board of Trustees (Note 2A).

@	Non-income producing security
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
#

Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.

cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at December 31, 2005.
*	Cost for federal income tax purposes is $723,815,473. Net unrealized appreciation consists of:
	Gross Unrealized Appreciation	$207,230,640
	Gross Unrealized Depreciation	(5,945,588)
	Net Unrealized Appreciation	$201,285,052

Banks	19.8%
Oil & Gas	8.6
Pharmaceuticals	8.2
Telecommunications	6.0
Building Materials	5.3
Food	4.9
Distribution/Wholesale	4.9
Electronics	4.1
Insurance	3.7
Diversified Financial Services	2.9
Chemicals	2.9
Mining	2.6
Media	2.6
Federal Home Loan Bank	2.5
Auto Manufacturers	2.5
Office/Business Equipment	1.5
Hand/Machine Tools	1.5
Miscellaneous Manufacturing	1.2
Advertising	1.1
Software	1.0
Commercial Services	1.0
Transportation	1.0
Agriculture	1.0
Healthcare - Products	1.0
Gas	0.9
Real Estate	0.9
Semiconductors	0.9
Electric	0.8
Retail	0.7
Beverages	0.7
Cosmetics/Personal Care	0.6
Home Furnishings	0.6
Electrical Components & Equipment	0.4
Toys/Games/Hobbies	0.3
Securities Lending Collateral	2.1
Other Assets and Liabilities, Net	(0.7)
Net Assets	100.0%

See Accompanying Notes to Financial Statements

ING JPMORGAN	PORTFOLIO OF INVESTMENTS
MID CAP VALUE PORTFOLIO	AS OF DECEMBER 31, 2005

Shares			Value
COMMON STOCK: 98.6%

		Advertising: 0.6%
53,500	@	Clear Channel Outdoor Holdings, Inc.	$1,072,675
			1,072,675
		Apparel: 3.6%
39,300	@,L	Columbia Sportswear Co.	1,875,789
76,200		VF Corp.	4,216,908
			6,092,697
		Auto Parts & Equipment: 0.2%
5,200		BorgWarner, Inc.	315,276
			315,276
		Banks: 8.6%
28,000		Cullen/Frost Bankers, Inc.	1,503,040
31,400	L	M&T Bank Corp.	3,424,170
105,750	L	North Fork Bancorporation, Inc.	2,893,320
24,300	L	Northern Trust Corp.	1,259,226
58,800	L	TCF Financial Corp.	1,595,832
29,700		Webster Financial Corp.	1,392,930
41,700		Wilmington Trust Corp.	1,622,547
13,200		Zions Bancorporation	997,652
			14,688,717
		Beverages: 1.1%
16,400	L	Brown-Forman Corp.	1,136,848
31,200	@	Constellation Brands, Inc.	818,042
			1,954,890
		Building Materials: 2.2%
42,300		American Standard Cos, Inc.	1,689,885
30,900		Vulcan Materials Co.	2,093,475
			3,783,360
		Chemicals: 5.5%
57,400	L	Albemarle Corp.	2,201,290
32,800	L	Ashland, Inc.	1,899,120
33,800		PPG Industries, Inc.	1,957,020
37,000		Sherwin-Williams Co.	1,680,540
25,600		Sigma-Aldrich Corp.	1,620,224
			9,358,194
		Commercial Services: 0.5%
40,900	@	Interactive Data Corp.	928,839
			928,839
		Computers: 1.7%
26,400	@,L	Affiliated Computer Services, Inc.	1,562,352
39,800	@,L	NCR Corp.	1,350,812
			2,913,164
		Cosmetics/Personal Care: 0.9%
44,700	L	Estee Lauder Cos., Inc.	1,496,556
			1,496,556
		Distribution/Wholesale: 1.6%
33,100		Genuine Parts Co.	1,453,752
34,100		Hughes Supply, Inc.	1,222,485
			2,676,237
		Diversified Financial Services: 1.5%
64,900	@	E*Trade Financial Corp.	$1,353,814
17,600		T. Rowe Price Group, Inc.	1,267,728
			2,621,542
		Electric: 7.1%
45,200	L	American Electric Power Co., Inc.	1,676,468
61,400	L	DPL, Inc.	1,597,014
55,100	L	Energy East Corp.	1,256,280
18,800		FirstEnergy Corp.	920,896
37,000		Pacific Gas & Electric Co.	1,373,440
69,200		PPL Corp.	2,034,480
42,500	L	SCANA Corp.	1,673,650
75,800		Westar Energy, Inc.	1,629,700
			12,161,928
		Electrical Components & Equipment: 1.0%
40,300		Ametek, Inc.	1,714,362
			1,714,362
		Electronics: 0.7%
25,700		Amphenol Corp.	1,137,482
			1,137,482
		Environmental Control: 0.9%
39,900		Republic Services, Inc.	1,498,245
			1,498,245
		Food: 1.9%
39,550	@	Dean Foods Co.	1,489,453
106,400		Del Monte Foods Co.	1,109,752
20,600		Hormel Foods Corp.	673,208
			3,272,413
		Forest Products & Paper: 1.6%
54,400		MeadWestvaco Corp.	1,524,832
32,009	L	Rayonier, Inc.	1,275,559
			2,800,391
		Gas: 2.6%
49,500		AGL Resources, Inc.	1,723,095
41,700		Energen Corp.	1,514,544
60,800		UGI Corp.	1,252,480
			4,490,119
		Healthcare-Products: 0.2%
9,400	@	Henry Schein, Inc.	410,285
			410,285
		Healthcare-Services: 3.7%
59,600	@	Coventry Health Care, Inc.	3,394,816
38,100	L	Manor Care, Inc.	1,515,237
26,900		Quest Diagnostics	1,384,812
			6,294,865
		Household Products/Wares: 2.3%
39,700		Clorox Co.	2,258,533
20,800		Fortune Brands, Inc.	1,622,816
			3,881,349

See Accompanying Notes to Financial Statements

ING JPMORGAN	PORTFOLIO OF INVESTMENTS
MID CAP VALUE PORTFOLIO	AS OF DECEMBER 31, 2005 (CONTINUED)

Shares			Value
		Insurance: 9.1%
90,900		Assurant, Inc.	$3,953,241
37,161		Cincinnati Financial Corp.	1,660,353
43,000		Genworth Financial, Inc.	1,486,940
44,100	@@	IPC Holdings Ltd.	1,207,458
31,000	L	MGIC Investment Corp.	2,040,420
99,800		Old Republic International Corp.	2,620,748
16,400	L	Principal Financial Group	777,852
32,700		Safeco Corp.	1,847,550
			15,594,562
		Lodging: 1.4%
100,000		Hilton Hotels Corp.	2,411,000
			2,411,000
		Media: 4.0%
47,300	@	Cablevision Systems Corp.	1,110,131
56,200		Dex Media, Inc.	1,522,458
6,491		EW Scripps Co.	311,698
26,000		Gannett Co., Inc.	1,574,820
19,200	L	Knight-Ridder, Inc.	1,215,360
1,490		Washington Post	1,139,850
			6,874,317
		Miscellaneous Manufacturing: 3.8%
28,500		Carlisle Cos., Inc.	1,970,775
26,500	@	Cooper Industries Ltd.	1,934,500
40,100	L	Crane Co.	1,414,327
16,900		Harsco Corp.	1,140,919
			6,460,521
		Office/Business Equipment: 1.0%
39,600		Pitney Bowes, Inc.	1,673,100
			1,673,100
		Oil & Gas: 5.2%
41,000		Burlington Resources, Inc.	3,534,200
51,600		Devon Energy Corp.	3,227,064
19,937		Marathon Oil Corp.	1,215,559
19,700		Pioneer Natural Resources Co.	1,010,019
			8,986,842
		Packaging & Containers: 1.1%
46,100		Ball Corp.	1,831,092
			1,831,092
		Pharmaceuticals: 0.8%
23,500	L	Omnicare, Inc.	1,344,670
			1,344,670
		Pipelines: 1.7%
31,300	L	Kinder Morgan, Inc.	2,878,035
			2,878,035
		Real Estate: 1.6%
56,200	@@	Brookfield Properties Co.	1,653,404
28,500		Forest City Enterprises, Inc.	1,081,005
			2,734,409
		Real Estate Investment Trust: 1.6%
23,000		iStar Financial, Inc.	819,950
22,800		Vornado Realty Trust	1,903,116
			2,723,066
		Retail: 9.8%
73,900		Applebees International, Inc.	$1,669,401
66,700	@,L	Autonation, Inc.	1,449,391
33,900	@	Autozone, Inc.	3,110,325
59,700		Family Dollar Stores, Inc.	1,479,963
23,376		Federated Department Stores	1,550,530
82,800	L	Limited Brands	1,850,580
51,300	L	Outback Steakhouse, Inc.	2,134,593
27,700		Tiffany & Co.	1,060,633
72,400		TJX Cos., Inc.	1,681,852
40,200	L	Tuesday Morning Corp.	840,984
			16,828,252
		Savings & Loans: 1.6%
41,900	L	Golden West Financial Corp.	2,765,400
			2,765,400
		Software: 1.1%
67,800		Computer Associates International, Inc.	1,911,282
			1,911,282
		Telecommunications: 4.2%
42,000		Alltel Corp.	2,650,200
94,500		CenturyTel, Inc.	3,133,620
41,700		Telephone & Data Systems, Inc.	1,443,237
			7,227,057
		Transportation: 0.6%
21,900		Norfolk Southern Corp.	981,777
			981,777
		Total Common Stock (Cost $156,425,091)	168,788,968

Principal Amount			Value

SHORT-TERM INVESTMENTS: 21.0%
	Federal Home Loan Bank: 2.4%
$4,182,000	Discount Note, 3.200%, due 01/03/06		4,180,885
	Total Federal Home Loan Bank (Cost $4,181,257)		4,180,885
	Securities Lending Collateralcc 18.6%
31,852,000	The Bank of New York Institutional Cash Reserves Fund		31,852,000
	Total Securities Lending Collateral (Cost $31,852,000)		31,852,000
	Total Short-Term Investments: (Cost $36,033,257)		36,032,885
	Total Investments in Securities (Cost $192,458,348)*	119.6%	$204,821,853
	Other Assets and Liabilities-Net	(19.6)	(33,528,440)
	Net Assets	100.0%	$171,293,413

See Accompanying Notes to Financial Statements

ING JPMORGAN	PORTFOLIO OF INVESTMENTS
MID CAP VALUE PORTFOLIO	AS OF DECEMBER 31, 2005 (CONTINUED)

@	Non-income producing security
@@	Foreign Issuer
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at December 31, 2005.
*	Cost for federal income tax purposes is $192,615,763. Net unrealized appreciation consists of:
	Gross Unrealized Appreciation	$15,847,818
	Gross Unrealized Depreciation	(3,641,728)
	Net Unrealized Appreciation	$12,206,090

See Accompanying Notes to Financial Statements

ING MFS	PORTFOLIO OF INVESTMENTS
CAPITAL OPPORTUNITIES PORTFOLIO	AS OF DECEMBER 31, 2005

Shares			Value
COMMON STOCK: 95.7%
		Aerospace/Defense: 2.7%
32,240		Lockheed Martin Corp.	$2,051,431
17,280	L	Northrop Grumman Corp.	1,038,701
36,800		United Technologies Corp.	2,057,488
			5,147,620
		Apparel: 1.5%
33,050		Nike, Inc.	2,868,409
			2,868,409
		Banks: 5.1%
65,224		Bank of America Corp.	3,010,088
87,480		Mellon Financial Corp.	2,996,190
62,120	L	PNC Financial Services Group, Inc.	3,840,880
			9,847,158
		Beverages: 0.8%
26,080		PepsiCo, Inc.	1,540,806
			1,540,806
		Biotechnology: 2.3%
20,590	@	Amgen, Inc.	1,623,727
17,310	@	Genzyme Corp.	1,225,202
23,000	@	Millipore Corp.	1,518,920
			4,367,849
		Building Materials: 1.0%
65,850		Masco Corp.	1,988,011
			1,988,011
		Chemicals: 1.0%
37,470		Praxair, Inc.	1,984,411
			1,984,411
		Coal: 0.5%
12,580	L	Arch Coal, Inc.	1,000,110
			1,000,110
		Commercial Services: 2.2%
31,910	@,L	Apollo Group, Inc.	1,929,279
24,610		ITT Educational Services, Inc.	1,454,697
9,990	L	Strayer Education, Inc.	936,063
			4,320,039
		Computers: 4.6%
75,190	@	Dell, Inc.	2,254,948
141,800		EMC Corp.	1,931,316
31,230	@	M-Systems Flash disk Pioneers Ltd.	1,034,338
20,290	@	Sandisk Corp.	1,274,618
64,800	@,X	Seagate Technology, Inc.	1
550,810	@,L	Sun Microsystems, Inc.	2,307,894
			8,803,115
		Cosmetics/Personal Care: 1.0%
57,850	L	Estee Lauder Cos., Inc.	1,936,818
			1,936,818
		Distribution/Wholesale: 1.5%
49,730	L	CDW Corp.	2,862,956
			2,862,956
		Diversified Financial Services: 5.2%
12,070	@,L	Affiliated Managers Group	$968,618
38,320		American Express Co.	1,971,947
10,170		Franklin Resources, Inc.	956,082
103,430		JPMorgan Chase & Co.	4,105,137
37,670	L	SLM Corp.	2,075,240
			10,077,024
		Electric: 2.2%
35,040	@	Allegheny Energy, Inc.	1,109,016
13,070		Dominion Resources, Inc.	1,009,004
18,970		Exelon Corp.	1,008,066
22,630	@,L	NRG Energy, Inc.	1,066,326
			4,192,412
		Food: 0.5%
3,325	@@	Nestle SA	990,035
			990,035
		Healthcare-Products: 6.3%
45,520	@	Advanced Medical Optics, Inc.	1,902,736
20,280	@	Gen-Probe, Inc.	989,461
81,380		Johnson & Johnson	4,890,938
35,500		Medtronic, Inc.	2,043,735
23,920		St. Jude Medical, Inc.	1,200,784
15,530	@	Zimmer Holdings, Inc.	1,047,343
			12,074,997
		Healthcare-Services: 1.0%
255,110	@,L	Tenet Healthcare Corp.	1,954,143
			1,954,143
		Home Furnishings: 0.6%
11,610		Harman International Industries, Inc.	1,136,038
			1,136,038
		Insurance: 4.7%
17,980	@@	ACE Ltd	960,851
29,410		American International Group, Inc.	2,006,644
650	@	Berkshire Hathaway, Inc.	1,908,075
94,480	@,L	Conseco, Inc.	2,189,102
42,840		St. Paul Cos.	1,913,663
			8,978,335
		Internet: 2.5%
223,966	@,L	Symantec Corp.	3,919,405
25,170	@,L	Yahoo!, Inc.	986,161
			4,905,566
		Leisure Time: 0.6%
21,980	L	Carnival Corp.	1,175,271
			1,175,271
		Machinery-Construction & Mining: 1.0%
33,820		Caterpillar, Inc.	1,953,781
			1,953,781

See Accompanying Notes to Financial Statements

ING MFS	PORTFOLIO OF INVESTMENTS
CAPITAL OPPORTUNITIES PORTFOLIO	AS OF DECEMBER 31, 2005(CONTINUED)

Shares			Value
		Media: 2.9%
10,170	@@	Grupo Televisa SA ADR	$818,685
59,101		Viacom, Inc.	1,926,693
119,900		Walt Disney Co.	2,874,003
			5,619,381
		Mining: 1.5%
61,030	@@	BHP Billiton Ltd. ADR	2,039,623
22,190	@@	Cia Vale do Rio Doce ADR	912,897
			2,952,520
		Miscellaneous Manufacturing: 3.1%
25,160		3M Co.	1,949,900
136,144	@@,L	Tyco International Ltd.	3,929,116
			5,879,016
		Oil & Gas: 4.9%
11,850		Amerada Hess Corp.	1,502,817
39,930		Devon Energy Corp.	2,497,222
50,627	@,L	Global Santa Fe Corp.	2,437,690
41,120	@,L	Noble Corp.	2,900,605
			9,338,334
		Oil & Gas Services: 1.1%
28,760		BJ Services Co.	1,054,629
15,990	@,L	National-Oilwell, Inc.	1,002,573
			2,057,202
		Packaging & Containers: 2.1%
191,210	@	Owens-Illinois, Inc.	4,023,058
			4,023,058
		Pharmaceuticals: 8.6%
53,010		Abbott Laboratories	2,090,184
58,070	L	Eli Lilly & Co.	3,286,181
37,650	@	Gilead Sciences, Inc.	1,981,519
13,120	@@	Roche Holding AG	1,961,394
158,380		Wyeth	7,296,567
			16,615,845
		Retail: 7.5%
39,880	@,L	Aeropostale, Inc.	1,048,844
73,040	@,L	Carmax, Inc.	2,021,747
33,160		CVS Corp.	876,087
80,650		Family Dollar Stores, Inc.	1,999,313
42,870	@	Kohl’s Corp.	2,083,482
82,430	L	Petsmart, Inc.	2,115,154
40,780		Staples, Inc.	926,114
72,730		Wal-Mart Stores, Inc.	3,403,764
			14,474,505
		Semiconductors: 3.3%
110,490		Intel Corp.	2,757,830
7,420	@@,#	Samsung Electronics Co., Ltd. GDR	2,418,648
44,680		Xilinx, Inc.	1,126,383
			6,302,861
		Software: 3.9%
34,730	@,L	Electronic Arts, Inc.	1,816,726
73,450		Microsoft Corp.	1,920,717
310,350	@	Oracle Corp.	3,789,373
			7,526,816
		Telecommunications: 6.9%
75,250	@,@@	Amdocs Ltd.	$2,069,375
11,860	@@	America Movil SA de CV ADR	347,024
281,930	@	Cisco Systems, Inc.	4,826,642
113,330	@@,L	Nokia OYJ ADR	2,073,939
1,275,920	@,@@	Nortel Networks Corp.	3,904,315
			13,221,295
		Transportation: 1.1%
20,250		FedEx Corp.	2,093,647
			2,093,647
		Total Common Stock (Cost $173,542,878)	184,209,384

Principal Amount			Value

SHORT-TERM INVESTMENTS: 21.4%
	Securities Lending Collateralcc 21.4%
$41,108,000	The Bank of New York
	Institutional Cash
	Reserves Fund		41,108,000
	Total Securities Lending Collateral (Cost $41,108,000)		41,108,000
	Total Short-Term Investments (Cost $41,108,000)		41,108,000
	Total Investments in Securities (Cost $214,650,878)*	117.1%	$225,317,384
	Other Assets and Liabilities-Net	(17.1)	(32,840,811)
	Net Assets	100.0%	$192,476,573

Certain foreign securities have been fair valued in accordance with procedures approved by the Board of Trustees (Note 2A).
@	Non-income producing security
@@	Foreign Issuer
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
#

Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.

cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at December 31, 2005.
X	Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.
*	Cost for federal income tax purposes is $216,754,433. Net unrealized appreciation consists of:
	Gross Unrealized Appreciation	$12,780,437
	Gross Unrealized Depreciation	(4,217,486)
	Net Unrealized Appreciation	$8,562,951

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Ing OPCAP BALANCED VALUE PORTFOLIO	AS OF DECEMBER 31, 2005

Shares			Value
COMMON STOCK: 75.2%
		Biotechnology: 3.5%
99,000	@,L	Biogen Idec, Inc.	$4,487,670
			4,487,670
		Commercial Services: 4.1%
53,800	@,L	Apollo Group, Inc.	3,252,748
44,100	@	ChoicePoint, Inc.	1,962,891
			5,215,639
		Computers: 1.4%
108,200	@,L	Cadence Design Systems, Inc.	1,830,744
			1,830,744
		Diversified Financial Services: 13.1%
45,000	L	Capital One Financial Corp.	3,888,000
126,600		Citigroup, Inc.	6,143,898
143,900		Countrywide Financial Corp.	4,919,941
45,700		JPMorgan Chase & Co.	1,813,833
			16,765,672
		Healthcare-Products: 0.8%
40,600	@	Boston Scientific Corp.	994,294
			994,294
		Insurance: 9.3%
45,700		AMBAC Financial Group, Inc.	3,521,642
54,100		American International Group, Inc.	3,691,243
54,400		Hartford Financial Services Group, Inc.	4,672,416
			11,885,301
		Internet: 3.5%
45,000	@,L	Amazon.com, Inc.	2,121,750
85,800	@,L	McAfee, Inc.	2,327,754
			4,449,504
		Leisure Time: 4.6%
131,500	@,L	Royal Caribbean Cruises Ltd.	5,925,390
			5,925,390
		Mining: 1.9%
54,700	@@,L	Inco Ltd.	2,383,279
			2,383,279
		Miscellaneous Manufacturing: 3.3%
63,100		Eaton Corp.	4,233,379
			4,233,379
		Oil & Gas: 5.4%
64,600		ConocoPhillips	3,758,428
72,500		XTO Energy, Inc.	3,185,650
			6,944,078
		Pharmaceuticals: 9.4%
63,000	@	Forest Laboratories, Inc.	2,562,840
269,500		Pfizer, Inc.	6,284,740
72,500	@@	Sanofi-Synthelabo SA ADR	3,182,750
			12,030,330
		Retail: 5.7%
54,200		Best Buy Co., Inc.	$2,356,616
72,400		Family Dollar Stores, Inc.	1,794,796
62,900	@	Kohl’s Corp.	3,056,940
			7,208,352
		Semiconductors: 2.9%
377,200	@@	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	3,738,052
			3,738,052
		Telecommunications: 6.3%
269,700	@	Cisco Systems, Inc.	4,617,264
153,100		Motorola, Inc.	3,458,529
			8,075,793
		Total Common Stock (Cost $88,161,633)	96,167,477

Principal Amount			Value

CORPORATE BONDS/NOTES: 27.2%
		Aerospace/Defense: 2.0%
$830,000	C	General Dynamics Corp., 2.125%, due 05/15/06	822,684
890,000		Northrop Grumman Corp., 4.079%, due 11/16/06	883,311
885,000	C	Raytheon Co., 6.750%, due 08/15/07	907,000
			2,612,995
		Auto Manufacturers: 0.5%
670,000		DaimlerChrysler NA Holding Corp., 6.400%, due 05/15/06	673,383
			673,383
		Banks: 1.8%
810,000		Keycorp, 2.750%, due 02/27/07	787,176
760,000		US Bank National Association, 2.850%, due 11/15/06	747,615
725,000		Wachovia Corp., 4.950%, due 11/01/06	725,201
			2,259,992
		Commercial Services: 0.3%
360,000	L	Cendant Corp., 6.875%, due 08/15/06	363,749
			363,749
		Cosmetics/Personal Care: 0.6%
805,000	C,L	Procter & Gamble Co., 3.500%, due 12/15/08	777,877
			777,877
		Diversified Financial Services: 8.7%
835,000		American Express Co., 5.500%, due 09/12/06	839,078
360,000		American Express Credit Corp., 3.000%, due 05/16/08	345,203
720,000		Bear Stearns Cos., Inc., 7.800%, due 08/15/07	752,342

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Ing OPCAP BALANCED VALUE PORTFOLIO	AS OF DECEMBER 31, 2005 (CONTINUED)

Principal Amount			Value
		Diversified Financial Services (continued)
$200,000	C,L	Boeing Capital Corp., 6.500%, due 02/15/12	$216,158
200,000	L	CIT Group, Inc., 7.750%, due 04/02/12	227,111
530,000	L	Citigroup, Inc., 5.000%, due 03/06/07	530,928
300,000		Citigroup, Inc., 6.000%, due 02/21/12	315,266
960,000	C,L	Credit Suisse First Boston USA, Inc., 5.750%, due 04/15/07	970,303
460,000		Ford Motor Credit Co., 6.125%, due 01/09/06	459,922
450,000		General Electric Capital Corp., 4.875%, due 10/21/10	449,478
400,000		General Electric Capital Corp., 6.000%, due 06/15/12	421,839
665,000	L	General Motors Acceptance Corp., 6.750%, due 01/15/06	664,718
500,000		Goldman Sachs Group, Inc., 5.700%, due 09/01/12	515,048
400,000		Household Finance Corp., 7.000%, due 05/15/12	438,114
860,000		International Lease Finance Corp., 5.625%, due 06/01/07	867,522
720,000	L	John Deere Capital Corp., 3.875%, due 03/07/07	712,603
930,000		JPMorgan Chase & Co., 5.250%, due 05/30/07	934,527
840,000		Merrill Lynch & Co., Inc., 3.700%, due 04/21/08	818,840
600,000	L	SLM Corp., 4.500%, due 07/26/10	588,010
			11,067,010
		Electric: 0.6%
775,000	+	Dominion Resources, Inc., 3.660%, due 11/15/06	766,063
			766,063
		Environmental Control: 0.1%
125,000	C	Waste Management, Inc., 6.500%, due 11/15/08	129,705
			129,705
		Food: 3.1%
860,000		General Mills, Inc., 2.625%, due 10/24/06	842,306
820,000	C	Kellogg Co., 2.875%, due 06/01/08	781,715
840,000		Kraft Foods, Inc., 4.625%, due 11/01/06	837,528
720,000	C	Safeway, Inc., 4.800%, due 07/16/07	717,133
810,000	C	Tyson Foods, Inc., 7.250%, due 10/01/06	823,118
			4,001,800
		Insurance: 0.6%
790,000	C	Berkshire Hathaway, Inc., 3.375%, due 10/15/08	761,686
			761,686
		Media: 1.6%
$500,000		Historic TW, Inc., 8.110%, due 08/15/06	$508,703
100,000		News America Holdings, 9.250%, due 02/01/13	121,616
690,000		Viacom, Inc., 6.400%, due 01/30/06	690,855
755,000		Walt Disney Co., 5.375%, due 06/01/07	760,021
			2,081,195
		Mining: 0.7%
880,000	C	Alcoa, Inc., 4.250%, due 08/15/07	871,636
			871,636
		Miscellaneous Manufacturing: 0.5%
660,000	@@	Tyco International Group SA, 5.800%, due 08/01/06	662,855
			662,855
		Oil & Gas: 1.8%
920,000	@@,C,L	ChevronTexaco Capital Co., 3.500%, due 09/17/07	901,624
820,000	C	Marathon Oil Corp., 5.375%, due 06/01/07	824,649
530,000	C	Valero Energy Corp., 6.125%, due 04/15/07	536,700
			2,262,973
		Pipelines: 0.6%
800,000		Duke Capital LLC, 4.302%, due 05/18/06	798,169
			798,169
		Retail: 0.6%
780,000	C,L	CVS Corp., 3.875%, due 11/01/07	765,454
			765,454
		Savings & Loans: 0.5%
650,000		World Savings Bank FSB, 4.125%, due 03/10/08	639,203
			639,203
		Telecommunications: 1.9%
520,000	C	AT&T Wireless Services, Inc., 7.350%, due 03/01/06	522,174
880,000		Motorola, Inc., 4.608%, due 11/16/07	874,889
740,000	C	SBC Communications, Inc., 5.750%, due 05/02/06	741,931
200,000	C,L	Verizon Global Funding Corp., 7.375%, due 09/01/12	223,345
			2,362,339
		Transportation: 0.7%
900,000		FedEx Corp., 2.650%, due 04/01/07	875,707
			875,707
		Total Corporate Bonds/Notes (Cost $35,129,942)	34,733,791
		Total Long-Term Investments: (Cost $123,291,575)	130,901,268

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING OPCAP BALANCED VALUE PORTFOLIO	AS OF DECEMBER 31, 2005 (CONTINUED)

Principal Amount			Value
SHORT-TERM INVESTMENTS: 17.4%
	Federal Home Loan Bank: 0.9%
$1,180,000	Discount Note, 3.200%, due 01/03/06		$1,179,685
	Total Federal Home Loan Bank (Cost $1,179,790)		1,179,685
	Securities Lending Collateralcc 16.5%
21,130,000	The Bank of New York Institutional Cash Reserves Fund		21,130,000
	Total Securities Lending Collateral (Cost $21,130,000)		21,130,000
	Total Short-Term Investments: (Cost $22,309,790)		22,309,685
	Total Investments in Securities (Cost $145,601,365)*	119.8%	$153,210,953
	Other Assets and Liabilities-Net	(19.8)	(25,273,939)
	Net Assets	100.0%	$127,937,014

@                                    Non-income producing security

@@                        Foreign Issuer

ADR                     American Depositary Receipt

+                                         Step-up basis bonds. Interest rates shown reflect current coupon rates.

#                                         Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.

C                                        Bond may be called prior to maturity date.

cc                                    Securities purchased with cash collateral for securities loaned.

L                                         Loaned security, a portion or all of the security is on loan at December 31, 2005.

*                                         Cost for federal income tax purposes is $145,683,623. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$10,054,554
Gross Unrealized Depreciation	(2,527,224)
Net Unrealized Appreciation	$7,527,330

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING OPPENHEIMER GLOBAL PORTFOLIO	AS OF DECEMBER 31, 2005

Shares			Value
COMMON STOCK: 98.6%
		Australia: 0.5%
320,121		Australia & New Zealand Banking Group Ltd.	$5,605,693
3,057,711		Macquarie Airports	7,079,793
			12,685,486
		Barbados: 0.3%
83,400	L	Everest Re Group Ltd.	8,369,190
			8,369,190
		Bermuda: 1.1%
304,200		ACE Ltd	16,256,448
142,900	L	XL Capital Ltd	9,628,602
			25,885,050
		Brazil: 1.6%
371,900	L	Cia de Bebidas das Americas ADR	14,150,795
629,300	L	Empresa Brasileira de Aeronautica SA ADR	24,605,630
			38,756,425
		Canada: 1.8%
608,900	L	Husky Energy, Inc.	30,753,842
219,700		Manulife Financial Corp.	12,839,891
			43,593,733
		Denmark: 0.3%
108,900		Novo-Nordisk A/S	6,105,677
			6,105,677
		Finland: 0.5%
589,000		Fortum OYJ	11,003,529
35,975	@	Neste Oil Oyj	1,013,394
			12,016,923
		France: 5.8%
42,724	#	Cie Generale D’Optique Essilor International SA	3,434,307
324,437	@	JC Decaux SA	7,533,625
317,138		LVMH Moet Hennessy Louis Vuitton SA	28,050,587
454,419		Sanofi-Synthelabo SA	39,637,185
186,844		Societe Generale	22,877,513
459,004		Technip SA	27,643,555
43,511		Total SA	10,932,074
			140,108,846
		Germany: 3.8%
179,558		Allianz AG	27,062,965
317,954		Bayerische Motoren Werke AG	13,827,400
136,518		SAP AG	24,511,470
307,160	L	Siemens AG	26,184,262
			91,586,097
		Hong Kong: 1.3%
5,265,000		Hong Kong & China Gas	11,230,140
939,000		Hutchison Whampoa International Ltd.	8,919,909
1,954,000		Television Broadcasts Ltd.	10,376,255
			30,526,304
		India: 2.9%
3,762,784		Hindustan Lever Ltd.	$16,450,846
336,700	L	ICICI Bank Ltd. ADR	9,696,960
466,307		Infosys Technologies Ltd.	31,037,693
3,638,776		Zee Telefilms	12,698,952
			69,884,451
		Ireland: 0.4%
676,917		Anglo Irish Bank Corp. PLC	10,207,861
			10,207,861
		Japan: 11.5%
136,900	L	Canon, Inc.	8,029,580
493,800	L	Chugai Pharmaceutical Co., Ltd.	10,616,160
314,400		Credit Saison Co., Ltd.	15,657,416
82,400		Fanuc Ltd	6,993,470
441,600		Hoya Corp.	15,859,990
330,000		JGC Corp.	6,280,385
337,000		Kao Corp.	9,017,966
4,953		KDDI Corp.	28,650,615
44,500		Keyence Corp.	12,644,929
327,800		Murata Manufacturing Co. Ltd	21,031,785
108,800		Nidec Corp.	9,248,636
71,000		Nintendo Co., Ltd.	8,590,226
4,025	@	Resona Holdings, Inc.	16,194,636
1,243,000		Shionogi & Co., Ltd.	17,461,131
651,000		Shiseido Co., Ltd.	12,102,197
743,400	L	Sony Corp.	30,315,543
338,300	L	Square Enix Co., Ltd.	9,501,279
168,300		Takeda Chemical Industries Ltd.	9,111,813
438,600		Toyota Motor Corp.	22,895,821
4,314	L	Yahoo! Japan Corp.	6,538,656
			276,742,234
		Mexico: 1.9%
1,874,000		Fomento Economico Mexicano SA de CV	13,564,838
2,571,300		Grupo Modelo SA	9,306,101
284,900		Grupo Televisa SA ADR	22,934,450
			45,805,389
		Netherlands: 2.3%
688,973		European Aeronautic Defense and Space Co.	25,886,945
980,177		Koninklijke Philips Electronics NV	30,330,367
			56,217,312
		Norway: 0.2%
919,900	L	Tandberg ASA	5,601,877
			5,601,877
		Portugal: 0.3%
2,324,954		Electricidade de Portugal SA	7,131,527
			7,131,527
		Singapore: 0.4%
3,864,800		Singapore Press Holdings Ltd.	9,976,834
			9,976,834

See Accompanying Notes to Financial Statements

ING OPPENHEIMER GLOBAL PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF december 31, 2005 (CONTINUED)

Shares			Value
		South Korea: 2.6%
180,680	@	Hyundai Heavy Industries	$13,610,283
41,600		Samsung Electronics Co., Ltd.	26,763,731
1,038,100	L	SK Telecom Co., Ltd. ADR	21,063,049
			61,437,063
		Spain: 0.7%
506,200		Inditex SA	16,476,665
			16,476,665
		Sweden: 4.7%
1,125,400		Hennes & Mauritz AB	38,164,887
517,796		Investor AB	9,044,040
18,967,400		Telefonaktiebolaget LM Ericsson	65,236,059
			112,444,986
		Switzerland: 3.1%
519,632		Credit Suisse Group	26,391,169
265,671		Novartis AG	13,893,215
204,218		Roche Holding AG	30,529,873
36,726	@	Syngenta AG, 0.000%, due 11/30/00	4,557,818
			75,372,075
		Taiwan: 0.7%
8,531,823		Taiwan Semiconductor Manufacturing Co., Ltd.	16,247,993
			16,247,993
		United Kingdom: 12.4%
745,734		3i Group PLC	10,835,720
335,500	L	BP PLC ADR	21,545,810
1,019,128		Burberry Group PLC	7,504,404
2,665,000		Cadbury Schweppes PLC	25,125,770
81,850		Diageo PLC	1,180,278
451,904		GUS PLC	8,008,856
1,445,232		HSBC Holdings PLC	23,202,621
1,111,523		Pearson PLC	13,116,109
1,971,979		Prudential PLC	18,637,764
1,329,956		Reckitt Benckiser PLC	43,763,887
1,201,822		Royal Bank of Scotland Group PLC	36,188,778
1,739,474		Smith & Nephew PLC	15,966,546
1,318,760		Tesco PLC	7,500,540
27,637,443		Vodafone Group PLC	59,344,711
725,558		WPP Group PLC	7,832,492
			299,754,286
		United States: 37.5%
246,600		3M Co.	19,111,500
412,200	L	Adobe Systems, Inc.	15,234,912
1,539,700	@,L	Advanced Micro Devices, Inc.	47,114,820
253,500	@,L	Affymetrix, Inc.	12,104,625
578,700	@,L	Altera Corp.	10,723,311
85,800	L	Altria Group, Inc.	6,410,976
183,300	@,L	Amazon.com, Inc.	8,642,595
385,300		American Express Co.	19,827,538
299,100	@	Amgen, Inc.	23,587,026
103,700	@,L	Amylin Pharmaceuticals, Inc.	4,139,704
215,900	L	Avon Products, Inc.	6,163,945
4,780	@	Berkshire Hathaway, Inc.	14,031,690
244,000	L	Biomet, Inc.	8,923,080
219,600		Boeing Co.	15,424,704
498,200	@	Boston Scientific Corp.	12,200,918
285,400		Burlington Resources, Inc.	24,601,480
450,900	@,L	Cadence Design Systems, Inc.	$7,629,228
409,700	L	Carnival Corp.	21,906,659
271,500		ChevronTexaco Corp.	15,413,055
735,100	@	Cisco Systems, Inc.	12,584,912
133,500		Citigroup, Inc.	6,478,755
387,000	@	Coach, Inc.	12,902,580
1,478,400	@	Corning, Inc.	29,065,344
450,500	@,L	Cree, Inc.	11,370,620
752,600	@	eBay, Inc.	32,549,950
208,100		Emerson Electric Co.	15,545,070
184,900	@,L	Express Scripts, Inc.	15,494,620
345,200		Gap, Inc.	6,089,328
147,100	@,L	Genentech, Inc.	13,606,750
354,200	@	Gilead Sciences, Inc.	18,641,546
490,900	@,L	Global Santa Fe Corp.	23,636,835
152,300	@,L	ImClone Systems, Inc.	5,214,752
222,300		International Business Machines Corp.	18,273,060
497,600		International Game Technology	15,316,128
334,300	@	International Rectifier Corp.	10,664,170
360,600	@,L	Intuit, Inc.	19,219,980
503,700		JPMorgan Chase & Co.	19,991,853
279,700	@,L	Juniper Networks, Inc.	6,237,310
178,500	L	Lockheed Martin Corp.	11,357,955
95,000		Medtronic, Inc.	5,469,150
1,252,800		Microsoft Corp.	32,760,720
459,600		Morgan Stanley	26,077,704
170,700	@,L	Nektar Therapeutics	2,809,722
455,400		Northern Trust Corp.	23,598,828
198,800	L	Northrop Grumman Corp.	11,949,868
1,774,700	@,L	Novell, Inc.	15,670,601
436,300		Pfizer, Inc.	10,174,516
168,330		Procter & Gamble Co.	9,742,940
454,400		Qualcomm, Inc.	19,575,552
360,200		Quest Diagnostics	18,543,096
379,900		Raytheon Co.	15,252,985
106,000	@,L	Silicon Laboratories, Inc.	3,885,960
3,098,139	@,L	Sirius Satellite Radio, Inc.	20,757,531
382,200	@	Starbucks Corp.	11,469,822
2,019,500	@,L	Sun Microsystems, Inc.	8,461,705
212,500	@	Theravance, Inc.	4,785,500
161,100		Tiffany & Co.	6,168,519
483,400	@,L	Transocean, Inc.	33,688,146
584,600		Walt Disney Co.	14,012,862
240,900		Wyeth	11,098,260
			903,387,271
		Total Common Stock (Cost $2,057,066,983)	2,376,321,555
PREFERRED STOCK: 1.0%
		Brazil: 0.5%
711,200		Tele Norte Leste Participacoes SA	12,637,465
			12,637,465
		Germany: 0.5%
15,097		Porsche AG	10,780,939
			10,780,939

		Total Preferred Stock (Cost $20,171,168)	23,418,404
		Total Long-Term Investments: (Cost $2,077,238,151)	2,399,739,959

See Accompanying Notes to Financial Statements

ING OPPENHEIMER GLOBAL PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF december 31, 2005 (CONTINUED)

Principal Amount			Value

SHORT-TERM INVESTMENTS: 13.3%
	Federal Home Loan Bank: 0.0%
$273,000	Discount Note, 3.200%, due 01/03/06		$272,927
	Total Federal Home Loan Bank (Cost $272,951)		272,927
	Securities Lending Collateralcc 13.3%
321,186,000	The Bank of New York Institutional Cash Reserves Fund		321,186,000
	Total Securities Lending Collateral (Cost $321,186,000)		321,186,000
	Total Short-Term Investments: (Cost $321,458,951)		321,458,927
	Total Investments in Securities (Cost $2,398,697,102)*	112.9%	$2,721,198,886
	Other Assets and Liabilities-Net	(12.9)	(311,656,188)
	Net Assets	100.0%	$2,409,542,698

Certain foreign securities have been fair valued in accordance with procedures approved by the Board of Trustees (Note 2A).
@	Non-income producing security
ADR	American Depositary Receipt
#

Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.

cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at December 31, 2005.
*	Cost for federal income tax purposes is $2,406,040,041. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$356,968,903
Gross Unrealized Depreciation	(41,810,058)
Net Unrealized Appreciation	$315,158,845

Telecommunications	10.8%
Pharmaceuticals	8.2
Banks	7.2
Oil & Gas	6.7
Software	6.1
Semiconductors	5.3
Insurance	4.4
Aerospace/Defense	4.3
Media	4.3
Diversified Financial Services	3.7
Electronics	3.6
Retail	3.6
Household Products/Wares	2.5
Biotechnology	2.2
Internet	2.0
Auto Manufacturers	2.0
Healthcare - Products	1.9
Miscellaneous Manufacturing	1.9
Beverages	1.6
Cosmetics/Personal Care	1.5
Holding Companies - Diversified	1.5
Computers	1.4
Food	1.4
Home Furnishings	1.3
Oil & Gas Services	1.1
Leisure Time	0.9
Apparel	0.8
Healthcare - Services	0.8
Electric	0.7
Investment Companies	0.7
Electrical Components & Equipment	0.6
Advertising	0.6
Entertainment	0.6
Shipbuilding	0.6
Gas	0.5
Venture Capital	0.4
Hand/Machine Tools	0.4
Toys/Games/Hobbies	0.4
Office/Business Equipment	0.3
Agriculture	0.3
Engineering & Construction	0.3
Chemicals	0.2
Federal Home Loan Bank	0.0
Securities Lending Collateral	13.3
Other Assets and Liabilities, Net	(12.9)
Net Assets	100.0%

See Accompanying Notes to Financial Statements

ING OPPENHEIMER STRATEGIC INCOME PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF december 31, 2005

Shares			Value
COMMON STOCK: 2.3%
		Advertising: 0.0%
3,040	@@	PagesJaunes SA	$78,833
			78,833
		Aerospace/Defense: 0.0%
378,422	@@	Rolls-Royce Group PLC	666
			666
		Agriculture: 0.0%
3,400	@@	British American Tobacco PLC	75,812
			75,812
		Apparel: 0.0%
1,300		Reebok International Ltd.	75,699
			75,699
		Auto Parts & Equipment: 0.0%
4,290	@,L	Goodyear Tire & Rubber Co.	74,560
			74,560
		Banks: 0.1%
940	@@	BNP Paribas	75,657
9,100	@@	Lloyds TSB Group PLC	76,031
620	@@	Societe Generale	75,914
			227,602
		Building Materials: 0.1%
5,550	@@	BPB PLC	73,417
7,220	@@	Hanson PLC	79,202
28,810	@@	Pilkington PLC	73,582
			226,201
		Chemicals: 0.1%
1,270		Ashland, Inc.	73,533
1,370	L	Eastman Chemical Co.	70,678
17,000	@@	Tosoh Corp.	74,498
			218,709
		Commercial Services: 0.0%
16,750	@@	Aggreko PLC	78,089
			78,089
		Computers: 0.0%
1,000	@	Apple Computer, Inc.	71,890
			71,890
		Diversified Financial Services: 0.1%
750	@@	Deutsche Boerse AG	76,304
3,710	@,L	E*Trade Financial Corp.	77,391
600		Lehman Brothers Holdings, Inc.	76,902
			230,597
		Electric: 0.1%
1,620		Edison International	70,648
780	@@	EON AG	80,363
2,600	@@	Suez SA	80,621
			231,632
		Engineering & Construction: 0.0%
1,820	@@	Hochtief AG	$81,299
			81,299
		Equity Fund: 0.3%
6,010	L	Energy Select Sector SPDR Fund	302,363
9,570		Financial Select Sector SPDR Fund	303,082
9,740		Utilities Select Sector SPDR Fund	305,739
			911,184
		Food: 0.0%
3,350	@@	Suedzucker AG	78,139
			78,139
		Food Service: 0.0%
1,860	@@	Sodexho Alliance SA	76,319
			76,319
		Forest Products & Paper: 0.0%
2,700		Louisiana-Pacific Corp.	74,169
			74,169
		Healthcare - Services: 0.0%
1,300	@	Coventry Health Care, Inc.	74,048
			74,048
		Home Builders: 0.2%
4,750	@@	Barratt Developments PLC	80,439
970	L	Centex Corp.	69,345
2,000		DR Horton, Inc.	71,460
1,000	L	KB Home	72,660
1,280	L	Lennar Corp.	78,106
3,890	@@	Persimmon PLC	83,873
1,720		Pulte Homes, Inc.	67,699
12,640	@@	Taylor Woodrow PLC	82,760
			606,342
		Insurance: 0.2%
2,060	L	AON Corp.	74,057
6,260	@@	Aviva PLC	75,727
2,470	@@	AXA	79,475
6,700	@@	Britannic Group PLC	74,851
780		Chubb Corp.	76,167
660		Cigna Corp.	73,722
22,530	@@	Friends Provident PLC	73,249
810	L	Hartford Financial Services Group, Inc.	69,571
780		Loews Corp.	73,983
980		Prudential Financial, Inc.	71,726
3,300	L	UnumProvident Corp.	75,075
			817,603
		Internet: 0.0%
7,470	@@,L	Matsui Securities Co., Ltd.	103,548
			103,548
		Iron/Steel: 0.2%
2,160	L	Allegheny Technologies, Inc.	77,933
3,100	@@	Arcelor	76,489
10,247	@@	Daido Steel Co., Ltd.	97,625

See Accompanying Notes to Financial Statements

ING OPPENHEIMER STRATEGIC INCOME PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF december 31, 2005 (CONTINUED)

Shares			Value
		Iron/Steel (continued)
21,848	@@	Nippon Steel Corp.	$77,434
1,090		Nucor Corp.	72,725
21,310	@@	Sumitomo Metal Industries Ltd.	81,569
3,680	@@	ThyssenKrupp AG	76,404
5,710	@@	Tokyo Steel Manufacturing Co., Ltd.	82,610
1,520	L	United States Steel Corp.	73,066
			715,855
		Leisure Time: 0.0%
3,830	@@	TUI AG	77,728
			77,728
		Machinery - Diversified: 0.1%
8,950	@@	Amada Co., Ltd.	78,771
850	L	Cummins, Inc.	76,271
9,640	@@	Kubota Corp.	81,451
1,490	@@	MAN AG	79,165
			315,658
		Mining: 0.0%
490		Phelps Dodge Corp.	70,496
			70,496
		Miscellaneous Manufacturing: 0.0%
5,000	@@	Nikon Corp.	78,854
			78,854
		Oil & Gas: 0.3%
600	L	Amerada Hess Corp.	76,092
1,100		Apache Corp.	75,372
990	L	Burlington Resources, Inc.	85,338
1,190		ConocoPhillips	69,234
1,200		Devon Energy Corp.	75,048
1,030		EOG Resources, Inc.	75,571
1,172	L	Marathon Oil Corp.	71,457
11,280	@@	Nippon Mining Holdings, Inc.	80,110
920		Occidental Petroleum Corp.	73,490
2,000		Rowan Cos., Inc.	71,280
860		Sunoco, Inc.	67,407
7,000	@@,L	TonenGeneral Sekiyu KK	75,061
1,540	L	Valero Energy Corp.	79,464
			974,924
		Oil & Gas Services: 0.0%
1,100		Halliburton Co.	68,156
1,310	@@	Technip SA	78,895
			147,051
		Pharmaceuticals: 0.1%
850	@,L	Express Scripts, Inc.	71,230
6,000	@@	Shionogi & Co., Ltd.	84,285
			155,515
		Real Estate: 0.0%
3,820	@@	IVG Immobilien AG	79,966
			79,966
		Real Estate Investment Trust: 0.1%
9,400	@,L	Criimi MAE, Inc.	$186,120
660	@@	Gecina SA	75,515
600	@@,L	Unibail	79,516
			341,151
		Retail: 0.0%
2,000		Nordstrom, Inc.	74,800
2,500	@	Office Depot, Inc.	78,500
			153,300
		Semiconductors: 0.1%
2,600	L	National Semiconductor Corp.	67,548
2,040	@,L	Nvidia Corp.	74,582
1,220	@@	Tokyo Electron Ltd.	76,570
			218,700
		Software: 0.0%
8,100	@	Compuware Corp.	72,657
8,790	@	Novell, Inc.	77,616
			150,273
		Telecommunications: 0.1%
6,600	@	Avaya, Inc.	70,422
4,450	@@	Deutsche Telekom AG	73,710
3,120		Motorola, Inc.	70,481
22,290	@@	Oki Electric Industry Ltd.	81,516
			296,129
		Transportation: 0.1%
1,120		Burlington Northern Santa Fe Corp.	79,318
20	@@	Deutsche Post AG	483
11,105	@@	Keisei Electric Railway Co., Ltd.	75,892
1,700		Norfolk Southern Corp.	76,211
9,710	@@	Peninsular and Oriental Steam Navigation Co.	77,641
			309,545
		Water: 0.0%
6,650	@@	United Utilities PLC	76,470
			76,470
		Total Common Stock (Cost $7,689,403)	8,574,556
PREFERRED STOCK: 0.3%
		Diversified Financial Services: 0.1%
5,400	C	Chevy Chase Preferred Capital Corp.	302,400
			302,400
		Electric: 0.0%
1,220	@@	RWE AG	78,021
			78,021
		Media: 0.1%
16	C	Paxson Communications Corp.	139,240
			139,240

See Accompanying Notes to Financial Statements

ING OPPENHEIMER STRATEGIC INCOME PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF december 31, 2005 (CONTINUED)

Shares			Value
		Savings & Loans: 0.1%
18,450	C,L	Chevy Chase Bank FSB	$477,855
			477,855
		Total Preferred Stock (Cost $1,043,541)	997,516

Principal Amount				Value
CREDIT-LINKED SECURITIES: 7.9%
			Sovereign: 7.9%
BRL	679,800	@@	Brazil Government Bond, 0.250%, due 01/02/15	87,718
UAH	1,800,000	@@	Ukraine Treasury Bill, 5.592%, due 05/16/07	355,720
RUR	200,000,000	@@	Barclays RUB Treasury Bill, 0.000%, due 08/18/08	5,976,048
BRL	1,960,000	@@	Citibank BRL Treasury Bill, 0.000%, due 07/03/07	671,007
COP	410,000,000	@@	Citibank COL Treasury Bill, 11.000%, due 07/24/20	211,139
DOP	4,119,070	@@	Citibank DOP Treasury Bill, 0.000%, due 03/10/06	118,314
DOP	3,190,000	@@	Citibank DOP Treasury Bill, 0.000%, due 03/31/06	90,685
DOP	2,260,000	@@	Citibank DOP Treasury Bill, 0.000%, due 04/27/06	63,682
DOP	6,660,000	@@	Citibank DOP Treasury Bill, 0.000%, due 05/02/06	187,109
DOP	7,210,000	@@	Citibank DOP Treasury Bill, 0.000%, due 05/12/06	201,363
DOP	9,500,000	@@	Citibank DOP Treasury Bill, 0.000%, due 07/07/06	259,014
DOP	8,200,000	@@	Citibank DOP Treasury Bill, 17.000%, due 03/12/07	248,675
UAH	400,000	@@	Credit Suisse First Boston UKR Treasury Bill - E, 11.940%, due 12/30/09	92,138
UAH	4,600,000	@@	Credit Suisse First Boston UKR Treasury Bill - F, 11.940%, due 12/30/09	1,059,590
ARS	1,090,000	@@	Deutsche ARG Treasury Bill, 0.000%, due 12/21/11	866,957
EGP	2,650,000	@@	Deutsche EGP Treasury Bill, 0.000%, due 12/12/06	427,232
EGP	960,000	@@	Deutsche EGP Treasury Bill, 0.000%, due 03/09/06	164,557
EGP	1,730,000	@@	Deutsche EGP Treasury Bill, 0.000%, due 01/17/06	300,300
	$10,000,000	@@	Deutsche Volga Treasury Bill, 0.000%, due 04/02/08	10,000,000
UAH	1,440,000	@@	FIB UKR Treasury Bill, 11.940%, due 12/30/09	331,698
EUR	1,750,000	@@	Italy Treasury Bill, 0.000%, due 07/30/10	2,058,020
ARS	1,565,000	@@	J.P. Morgan ARG Treasury Bill, 0.000%, due 11/30/12	369,053
BRL	2,430,000	@@	J.P. Morgan BRL Treasury Bill, 0.000%, due 06/01/13	378,884
COP	6,500,000,000	@@	J.P. Morgan COL Treasury Bill, 0.000%, due 01/05/15	1,033,621
PEN	1,360,000	@@	J.P. Morgan PEN Treasury Bill, 0.000%, due 09/02/15	157,507
	$505,000	@@	J.P. Morgan SWAZ Treasury Bill, 0.000%, due 06/20/10	485,558
BRL	1,500,000	@@	Morgan Stanley BRL Treasury Bill, 15.450%, due 01/02/14	$601,349
	$290,000	@@	Morgan Stanley PHP Treasury Bill, 0.000%, due 09/20/15	298,071
UAH	300,000	@@	Salomon Brothers UKR Treasury Bill, 11.940%, due 01/02/10	68,793
	$1,305,000	@@	UBS BRL Treasury Bill, 0.000%, due 04/20/10	1,386,562
	$157,867	@@	Deutsche Bank IDR Treasury Bill, 0.000%, due 06/22/13	165,034
RUR	387,000	@@	Deutsche Bank Moscow Treasury Bill, 0.000%, due 03/30/10	14,983
BRL	1,480,000	@@	J.P. Morgan BRL Treasury Bill, 0.000%, due 01/02/15	190,971
TRL	260,000	@@	Turkey Treasury Bill - A, 0.000%, due 07/05/06	179,613
	$685,000	@@	Morgan Stanley, Venezuela (Republic of), 6.89%**, due 5/20/10	683,966
	$125,000	@@	Morgan Stanley, Venezuela (Republic of), 8.17%**, due 11/20/15	128,109
	$550,000	@@	Morgan Stanley, Venezuela (Republic of), 8.69%**, due 5/20/10	591,399
	$900,000	@@	Morgan Stanley, Mexican Government, 5.82%**, due 11/20/15	908,874
				31,413,313
			Total Credit-Linked Securities (Cost $31,977,665)	31,413,313
CONVERTIBLE BOND: 0.0%
			Telecommunications: 0.0%
	125,000	C	Qwest Communications International, Inc., 3.500%, due 11/15/25	145,469
				145,469
			Total Convertible Bond (Cost $125,000)	145,469
OPTIONS: 0.0%

Notional Principal				Value
MXN	2,280,000		MXN Call Swaption, Strike Price 11.40, expires 10/12/06	$2,721
MXN	2,280,000		MXN Put Swaption, Strike Price 11.40, expires 10/12/06	11,199
JPY	757,000,000		JPY Put Swaption, Strike Price 122.50, expires 03/02/06	9,735
AUD	5,190,000		AUD Call Swaption, Strike Price 5.665, expires 02/09/06	6,835
MXN	22,090,000		MXN Call Swaption, Strike Price 9.13, expires 03/15/06	33,804
			Total Purchased Options (Cost $98,314)	64,294

See Accompanying Notes to Financial Statements

ING OPPENHEIMER STRATEGIC INCOME PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF december 31, 2005 (CONTINUED)

Principal Amount				Value
CORPORATE BONDS/NOTES: 28.8%
			Advertising: 0.3%
	$378,000	C,L	Lamar Media Corp., 6.625%, due 08/15/15	$381,308
	300,000	C	RH Donnelley Corp., 6.875%, due 01/15/13	277,875
	100,000	C,L	Vertis, Inc., 10.875%, due 06/15/09	99,000
	300,000	C	Vertis, Inc., 9.750%, due 04/01/09	312,375
				1,070,558
			Aerospace/Defense: 0.3%
	50,000	C	L-3 Communications Corp., 5.875%, due 01/15/15	48,750
	100,000	C	L-3 Communications Corp., 6.125%, due 01/15/14	99,500
	525,000	#,C,L	L-3 Communications Corp., 6.375%, due 10/15/15	526,313
	400,000	C	TransDigm, Inc., 8.375%, due 07/15/11	423,000
				1,097,563
			Airlines: 0.0%
	50,000		AMR Corp., 9.000%, due 08/01/12	43,625
				43,625
			Apparel: 0.3%
	85,000	C	Levi Strauss & Co., 8.804%, due 04/01/12	86,063
	872,000	C,L	Levi Strauss & Co., 9.750%, due 01/15/15	911,240
	225,000	C	Quiksilver, Inc., 6.875%, due 04/15/15	217,688
				1,214,991
			Auto Manufacturers: 0.1%
	100,000		Ford Motor Co., 7.450%, due 07/16/31	68,500
	100,000	C	General Motors Corp., 8.375%, due 07/15/33	66,500
	40,000	C	Navistar International Corp., 6.250%, due 03/01/12	36,000
				171,000
			Auto Parts & Equipment: 0.5%
	424,000	C,L	Dura Operating Corp., 8.625%, due 04/15/12	351,920
	500,000	C,L	Goodyear Tire & Rubber Co., 7.857%, due 08/15/11	490,000
	270,000	#,C,L	Goodyear Tire & Rubber Co., 9.000%, due 07/01/15	267,300
	550,000	C,L	Tenneco, Inc., 8.625%, due 11/15/14	522,500
EUR	149,000	C	TRW Automotive, Inc., 10.125%, due 02/15/13	199,040
	50,000	C,L	Visteon Corp., 7.000%, due 03/10/14	38,875
	100,000	C,L	Visteon Corp., 8.250%, due 08/01/10	85,500
				1,955,135
			Banks: 1.3%
	$735,000	@@,#	Banco BMG SA, 9.150%, due 01/15/16	$720,631
	330,000	@@	Dresdner Bank AG for Ukreximbank, 8.750%, due 02/10/10	339,900
	290,000	@@	HSBC Bank PLC, 9.240%, due 07/08/09	218,092
	920,000	@@	HSBC Bank PLC, 10.910%, due 01/12/10	605,976
	290,000	@@	HSBC Bank PLC, 13.450%, due 03/09/09	202,089
	730,000	@@,#	Kuznetski Capital for Bank of Moscow, 7.375%, due 11/26/10	750,075
	830,000	@@,C	UBS Luxembourg SA for Sberbank, 6.230%, due 02/11/15	839,130
	1,020,000	@@,#	VTB Capital SA, 6.250%, due 06/30/35	1,040,400
				4,716,293
			Beverages: 0.0%
	90,000	@@,#	Argentine Beverages Financial Trust, 7.375%, due 03/22/12	90,900
				90,900
			Building Materials: 0.1%
	200,000	#,C,L	Goodman Global Holding Co., Inc., 7.875%, due 12/15/12	187,000
	50,000	C	Nortek Inc-Old, 8.500%, due 09/01/14	48,500
	135,000	C,L	NTK Holdings, Inc., 5.740%, due 03/01/14	85,050
				320,550
			Chemicals: 0.6%
	50,000	C	Equistar Chemicals LP, 8.750%, due 02/15/09	52,875
	1,190,000	#,C,L	Huntsman International LLC, 7.375%, due 01/01/15	1,154,300
	50,000	#,C	Innophos, Inc., 8.875%, due 08/15/14	50,625
	75,000	C,L	Lyondell Chemical Co., 10.500%, due 06/01/13	85,594
	700,000	C,L	Lyondell Chemical Co., 9.625%, due 05/01/07	734,125
	185,000	#,C	Tronox Worldwide LLC/ Tronox Finance Corp., 9.500%, due 12/01/12	189,625
				2,267,144
			Coal: 0.3%
	400,000	C,L	Foundation PA Coal Co., 7.250%, due 08/01/14	415,500
	90,000	#,C	Massey Energy Co., 6.875%, due 12/15/13	91,238
	400,000	C	Peabody Energy Corp., 6.875%, due 03/15/13	418,000
				924,738

See Accompanying Notes to Financial Statements

ING OPPENHEIMER STRATEGIC INCOME PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF december 31, 2005 (CONTINUED)

Principal Amount				Value
			Commercial Services: 0.5%
	$400,000	C	Alderwoods Group, Inc., 7.750%, due 09/15/12	$416,000
	85,000	C	Corrections Corp. of America, 6.250%, due 03/15/13	84,575
	110,000	C	DI Finance/DynCorp International, 9.500%, due 02/15/13	114,950
	140,000	#,C,L	Hertz Corp., 10.500%, due 01/01/16	144,900
	370,000	#,C	Hertz Corp., 8.875%, due 01/01/14	378,788
	200,000	C	Iron Mountain, Inc., 7.750%, due 01/15/15	202,500
	600,000	C,L	United Rentals North America, Inc., 7.000%, due 02/15/14	564,000
				1,905,713
			Computers: 0.2%
	555,000	#,C,L	Solar Capital Corp., 10.250%, due 08/15/15	557,775
	135,000	#,C,L	Solar Capital Corp., 9.125%, due 08/15/13	140,400
				698,175
			Distribution/Wholesale: 0.1%
	185,000	#,C	SGS International, Inc., 12.000%, due 12/15/13	186,229
				186,229
			Diversified Financial Services: 6.9%
EUR	250,000	@@	Aiolos Ltd., 7.188%, due 04/08/09	294,003
	200,000	C	Alamosa Delaware, Inc., 8.500%, due 01/31/12	217,250
EUR	250,000	@@,#	Aries Vermoegensverwaltungs GmbH, 7.750%, due 10/25/09	337,823
	400,000	#,C	Atlantic & Western Re Ltd., 14.300%, due 11/15/10	400,000
	700,000	C,L	BCP Crystal US Holdings Corp., 9.625%, due 06/15/14	782,250
	250,000	#	Cascadia Ltd., 7.582%, due 06/13/08	249,250
	270,000	#,C,L	CCM Merger, Inc., 8.000%, due 08/01/13	260,550
	300,000	@@,#	Champlain Ltd., 0.000%, due 01/07/09	300,000
	400,000	@@,C	Cloverie PLC, 8.741%, due 12/20/10	400,000
	60,000	+,C,L	Crystal US Holdings 3 LLC/ Crystal US Sub 3 Corp., 3.590%, due 10/01/14	43,950
	10,142,020	#,L	Dow Jones CDX NA HY, 8.250%, due 06/29/10	10,268,795
	4,055,000	#,L	Dow Jones CDX NA HY, 8.750%, due 12/29/10	4,080,344
	54,000	#,C	E*Trade Financial Corp., 7.375%, due 09/15/13	54,945
	150,000	#,C	E*Trade Financial Corp., 8.000%, due 06/15/11	156,750
	500,000		Ford Motor Credit Co., 5.625%, due 10/01/08	438,993
	$280,000		Ford Motor Credit Co., 7.375%, due 10/28/09	$248,526
	425,000	L	General Motors Acceptance Corp., 5.850%, due 01/14/09	380,470
	150,000		General Motors Acceptance Corp., 6.875%, due 09/15/11	136,948
	300,000		General Motors Acceptance Corp., 7.250%, due 03/02/11	276,029
	200,000		General Motors Acceptance Corp., 8.000%, due 11/01/31	192,084
	250,000	@@,#	Helix 04 Ltd., 9.420%, due 06/30/09	248,165
	50,000		Milacron Escrow Corp., 11.500%, due 05/15/11	43,000
	1,600,000	@@,#,C	Petroleum Export Ltd/Cayman SPV, 5.265%, due 06/15/11	1,586,650
	250,000	@@,#	Pioneer 2002 Ltd., 10.491%, due 06/15/06	250,500
	250,000	@@,#	Pioneer 2002 Ltd., 8.620%, due 06/15/06	250,725
	400,000	#,C	Rainbow National Services LLC, 8.750%, due 09/01/12	428,000
	500,000	@@,#	Redwood Capital V Ltd., 8.265%, due 01/09/07	488,420
	400,000	C	Sensus Metering Systems, Inc., 8.625%, due 12/15/13	356,000
	1,756,098	#,L	TRAINS, 7.651%, due 06/15/15	1,807,355
	190,000	C	Universal City Development Partners, 11.750%, due 04/01/10	213,988
	100,000	+,C	Vanguard Health Holding Co. I LLC, 3.180%, due 10/01/15	73,500
				25,265,263
			Electric: 0.9%
	75,000	C,L	AES Corp., 7.750%, due 03/01/14	79,031
	239,488	#,C	Calpine Corp., 9.900%, due 07/15/07	195,781
	200,000	C,L	CMS Energy Corp., 7.500%, due 01/15/09	207,000
BRL	475,000	@@	Eletropaulo Metropolitana de Sao Paulo SA, 19.125%, due 06/28/10	216,602
	48,872	#,C	FPL Energy National Wind, 5.608%, due 03/10/24	48,828
	29,217	#,C	FPL Energy National Wind, 6.125%, due 03/25/19	28,652
	740,000	C	Midwest Generation LLC, 8.750%, due 05/01/34	818,625
	75,000	#,C,L	Mirant North America LLC, 7.375%, due 12/31/13	76,219
	586,000	C	NRG Energy, Inc., 8.000%, due 12/15/13	656,320

See Accompanying Notes to Financial Statements

ING OPPENHEIMER STRATEGIC INCOME PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF december 31, 2005 (CONTINUED)

Principal Amount			Value
		Electric (continued)
$505,000	C,L	Reliant Resources, Inc., 9.500%, due 07/15/13	$508,788
507,000	#,C	Sierra Pacific Resources, 6.750%, due 08/15/17	507,000
127,000	#,C	Texas Genco LLC, 6.875%, due 12/15/14	138,113
			3,480,959
		Electronics: 0.2%
579,000	@@,C,L	Flextronics International Ltd, 6.250%, due 11/15/14	573,934
60,000	C,L	Sanmina-SCI Corp., 6.750%, due 03/01/13	57,375
			631,309
		Entertainment: 1.6%
200,000	C,L	AMC Entertainment, Inc., 9.500%, due 02/01/11	197,750
390,000	C,L	AMC Entertainment, Inc., 9.875%, due 02/01/12	384,150
400,000	C	American Casino and Entertainment, 7.850%, due 02/01/12	412,000
800,000	C,L	Cinemark USA, Inc., 9.000%, due 02/01/13	850,000
280,000	#,C	Greektown Holdings, 10.750%, due 12/01/13	279,300
600,000	C,L	Isle of Capri Casinos, Inc., 7.000%, due 03/01/14	588,000
40,000	C,L	Mohegan Tribal Gaming Authority, 6.125%, due 02/15/13	39,500
360,000	C,L	Mohegan Tribal Gaming Authority, 6.875%, due 02/15/15	364,500
200,000	C	Mohegan Tribal Gaming Authority, 8.000%, due 04/01/12	211,500
40,000	C	Penn National Gaming, Inc., 6.750%, due 03/01/15	39,500
150,000	C,L	Penn National Gaming, Inc., 6.875%, due 12/01/11	152,250
800,000	C,L	Pinnacle Entertainment, Inc., 8.250%, due 03/15/12	831,000
160,000	C	Six Flags Theme Parks, Inc., 8.875%, due 02/01/10	156,800
50,000	C	Six Flags Theme Parks, Inc., 9.625%, due 06/01/14	48,875
550,000	C	Six Flags Theme Parks, Inc., 9.750%, due 04/15/13	542,438
350,000	C	Vail Resorts, Inc., 6.750%, due 02/15/14	351,750
800,000	+,C	WMG Holdings Corp., 3.940%, due 12/15/14	564,000
			6,013,313
		Environmental Control: 0.3%
150,000	C,L	Allied Waste North America, 7.250%, due 03/15/15	152,250
600,000	C,L	Allied Waste North America, Inc., 7.375%, due 04/15/14	586,500
$450,000	C	Allied Waste North America, Inc., 8.875%, due 04/01/08	$477,000
			1,215,750
		Food: 0.2%
35,000	C,L	Del Monte Corp., 6.750%, due 02/15/15	34,300
160,000	C,S	Del Monte Corp., 8.625%, due 12/15/12	170,800
195,000	#,C	Doane Pet Care Co., 10.625%, due 11/15/15	204,263
350,000	C	Doane Pet Care Co., 10.750%, due 03/01/10	382,375
			791,738
		Forest Products & Paper: 0.2%
105,000	C	Boise Cascade LLC, 7.125%, due 10/15/14	98,438
536,000	C	Georgia-Pacific Corp., 8.125%, due 05/15/11	539,350
250,000	C	Inland Fiber Group LLC, 9.625%, due 11/15/07	131,250
60,000	C	Mercer International, Inc.-Sbi, 9.250%, due 02/15/13	50,850
24,000	@@,C,L	Tembec Industries, Inc., 8.500%, due 02/01/11	13,440
			833,328
		Healthcare - Products: 0.1%
105,000		Fresenius Medical Care Capital Trust, 7.875%, due 06/15/11	112,350
400,000	C	MedQuest, Inc., 11.875%, due 08/15/12	388,000
			500,350
		Healthcare - Services: 1.2%
85,000	C,L	DaVita, Inc., 6.625%, due 03/15/13	86,913
770,000	C,L	DaVita, Inc., 7.250%, due 03/15/15	783,475
100,000	C,L	Genesis HealthCare Corp., 8.000%, due 10/15/13	105,750
181,000	C	HCA, Inc., 6.300%, due 10/01/12	182,809
579,000	C,L	HCA, Inc., 6.375%, due 01/15/15	588,168
400,000	C	HCA, Inc., 8.750%, due 09/01/10	444,399
533,000	C,L	Healthsouth Corp., 7.625%, due 06/01/12	543,660
50,000	C	Healthsouth Corp., 8.375%, due 10/01/11	51,125
90,000	C	Psychiatric Solutions, Inc., 7.750%, due 07/15/15	93,375
385,000	C	Select Medical Corp., 7.625%, due 02/01/15	372,488
200,000	C,L	Tenet Healthcare Corp., 6.375%, due 12/01/11	183,500
618,000	C,L	Tenet Healthcare Corp., 9.875%, due 07/01/14	628,815
275,000	C,L	Triad Hospitals, Inc., 7.000%, due 11/15/13	277,063

See Accompanying Notes to Financial Statements

ING OPPENHEIMER STRATEGIC INCOME PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF december 31, 2005 (CONTINUED)

Principal Amount			Value
		Healthcare - Services (continued)
$55,000	C	US Oncology, Inc., 9.000%, due 08/15/12	$59,125
			4,400,665
		Holding Companies - Diversified: 0.4%
65,000	@@,C,L	JSG Funding PLC, 7.750%, due 04/01/15	54,275
1,055,000	@@,#,C,L	Nell AF Sarl, 8.375%, due 08/15/15	1,049,725
400,000	@@, C	Stena AB, 7.500%, due 11/01/13	386,000
			1,490,000
		Home Builders: 0.1%
300,000	C	Beazer Homes USA, Inc., 8.375%, due 04/15/12	313,500
50,000	C,L	K Hovnanian Enterprises, Inc., 7.750%, due 05/15/13	49,606
60,000	C	Meritage Homes Corp., 6.250%, due 03/15/15	54,900
50,000	C	Standard-Pacific Corp., 7.750%, due 03/15/13	49,188
			467,194
		Home Furnishings: 0.0%
68,000	C,L	Sealy Mattress Co., 8.250%, due 06/15/14	70,380
			70,380
		Household Products/Wares: 0.2%
50,000	C,L	Church & Dwight Co., Inc., 6.000%, due 12/15/12	49,500
500,000	C,L	Playtex Products, Inc., 9.375%, due 06/01/11	526,250
			575,750
		Insurance: 0.1%
250,000	@@,#	Foundation Re Ltd., 7.897%, due 11/24/08	251,250
300,000	@@,#	Residential Reinsurance Ltd., 12.320%, due 06/06/08	280,500
			531,750
		Iron/Steel: 0.2%
650,000	C,L	AK Steel Corp., 7.750%, due 06/15/12	589,875
110,000	#,C	Gibraltar Industries, Inc., 8.000%, due 12/01/15	111,375
			701,250
		Leisure Time: 0.1%
40,000	C	Leslie’s Poolmart, 7.750%, due 02/01/13	40,300
155,000	@@	Royal Caribbean Cruises Ltd., 6.875%, due 12/01/13	164,942
			205,242
		Lodging: 1.1%
400,000	C,L	Boyd Gaming Corp., 8.750%, due 04/15/12	431,000
400,000	C,L	Caesars Entertainment, Inc., 7.875%, due 03/15/10	432,000
$300,000	C	Gaylord Entertainment Co., 8.000%, due 11/15/13	$315,750
180,000	@@,#,C,L	Kerzner International Ltd., 6.750%, due 10/01/15	175,950
300,000	C	MGM Mirage, 6.625%, due 07/15/15	300,750
500,000	C,L	MGM Mirage, 8.375%, due 02/01/11	537,500
65,000	C	Starwood Hotels & Resorts Worldwide, Inc., 7.875%, due 05/01/12	71,988
572,000	C,L	Station Casinos, Inc., 6.500%, due 02/01/14	580,580
90,000	C	Station Casinos, Inc., 6.875%, due 03/01/16	92,475
350,000	C,L	Trump Entertainment Resorts, Inc., 8.500%, due 06/01/15	343,000
726,000	C,L	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 6.625%, due 12/01/14	709,665
			3,990,658
		Media: 2.3%
200,000	L	Adelphia Communications Corp., 9.420%, due 06/15/11	121,000
400,000	C,L	Allbritton Communications Co., 7.750%, due 12/15/12	404,000
300,000	C,L	American Media Operations, Inc., 10.250%, due 05/01/09	275,250
130,000	#,C	Block Communications, Inc., 8.250%, due 12/15/15	129,350
200,000	C,L	Cablevision Systems Corp., 8.000%, due 04/15/12	188,000
150,000	+,#,C	CCH I Holdings LLC, 7.050%, due 05/15/14	84,000
1,297,000	#,C	Charter Communications, Inc., 8.375%, due 04/30/14	1,297,000
100,000	@@,C	Corus Entertainment, Inc., 8.750%, due 03/01/12	108,750
94,000	L	CSC Holdings, Inc., 7.625%, due 04/01/11	94,000
220,000	C,S	Dex Media East LLC, 12.125%, due 11/15/12	258,500
225,000	C,S	Dex Media Finance/West, 9.875%, due 08/15/13	250,875
1,080,000	C	Dex Media, Inc., 8.000%, due 11/15/13	1,107,000
398,000	C	Echostar DBS Corp., 6.625%, due 10/01/14	383,573
139,000	C,L	Echostar DBS Corp., 9.125%, due 01/15/09	145,776
700,000	C,L	Granite Broadcasting Corp., 9.750%, due 12/01/10	647,500
55,000	C	LIN Television Corp., 6.500%, due 05/15/13	53,006
110,000	#,C,L	Mediacom Broadband LLC, 8.500%, due 10/15/15	102,438
400,000	C	Mediacom LLC, 9.500%, due 01/15/13	392,500

See Accompanying Notes to Financial Statements

ING OPPENHEIMER STRATEGIC INCOME PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF december 31, 2005 (CONTINUED)

Principal Amount			Value
		Media (continued)
$850,000	C	Medianews Group, Inc., 6.875%, due 10/01/13	$817,063
275,000	#,C	Paxson Communications Corp., 10.777%, due 01/15/13	265,719
400,000	C	Primedia, Inc., 8.875%, due 05/15/11	371,000
675,000	C,L	Sinclair Broadcast Group, Inc., 8.000%, due 03/15/12	698,625
			8,194,925
		Metal Fabricate/Hardware: 0.1%
350,000	C	Trimas Corp., 9.875%, due 06/15/12	290,500
			290,500
		Mining: 0.2%
450,000	@@,#	ALROSA Finance SA, 8.875%, due 11/17/14	516,870
330,000	@@,#,C,L	Novelis, Inc., 7.500%, due 02/15/15	309,375
			826,245
		Oil & Gas: 2.0%
850,000	C	Chesapeake Energy Corp., 6.875%, due 01/15/16	875,500
70,000	C	Clayton Williams Energy, Inc., 7.750%, due 08/01/13	67,550
130,000	@@,#,C	Compton Petroleum Corp., 7.625%, due 12/01/13	133,575
25,000	C	Delta Petroleum Corp., 7.000%, due 04/01/15	23,188
610,000		El Paso CGP Co., 7.625%, due 09/01/08	622,200
681,000	C	El Paso Production Holding Co., 7.750%, due 06/01/13	709,943
120,000	C	Forest Oil Corp., 8.000%, due 12/15/11	131,700
940,000	@@,L	Gazprom International SA, 7.201%, due 02/01/20	1,003,450
700,000	@@	Naftogaz Ukrainy, 8.125%, due 09/30/09	728,350
600,000	C	Newfield Exploration Co., 6.625%, due 09/01/14	613,500
65,000	C	Premcor Refining Group, Inc., 9.500%, due 02/01/13	72,486
40,000	L	Range Resources Corp., 6.375%, due 03/15/15	39,400
650,000	C	Stone Energy Corp., 6.750%, due 12/15/14	619,125
572,000	@@,#	Tengizchevroil, 6.124%, due 11/15/14	584,584
140,000	#,C	Tesoro Corp., 6.250%, due 11/01/12	141,400
140,000	#,C,L	Tesoro Corp., 6.625%, due 11/01/15	142,100
700,000	C	Whiting Petroleum Corp., 7.250%, due 05/01/12	712,250
			7,220,301
		Oil & Gas Services: 0.0%
$153,000	@@,#,C	Titan Petrochemicals Group Ltd., 8.500%, due 03/18/12	$147,645
			147,645
		Packaging & Containers: 0.8%
100,000	C	Berry Plastics Corp., 10.750%, due 07/15/12	108,000
150,000	#,C,L	Crown Americas, Inc., 7.750%, due 11/15/15	156,000
500,000	C,L	Graphic Packaging International Corp., 8.500%, due 08/15/11	503,750
155,000	C,L	Owens Brockway Glass Container, Inc., 7.750%, due 05/15/11	162,556
72,000	C	Owens Brockway Glass Container, Inc., 8.750%, due 11/15/12	77,760
475,000	C	Owens Brockway Glass Container, Inc., 8.875%, due 02/15/09	498,156
100,000	C,L	Pliant Corp., 11.125%, due 09/01/09	89,500
24,000	C	Smurfit-Stone Container Corp., 8.250%, due 10/01/12	23,160
150,000	C,L	Solo Cup Co., 8.500%, due 02/15/14	132,000
1,100,000	C,L	Stone Container Corp., 8.375%, due 07/01/12	1,069,750
55,000	#,C	Tekni-Plex, Inc., 10.875%, due 08/15/12	60,225
			2,880,857
		Pharmaceuticals: 0.1%
75,000	C	Omnicare, Inc., 6.750%, due 12/15/13	76,219
90,000	C,L	Omnicare, Inc., 6.875%, due 12/15/15	91,800
			168,019
		Pipelines: 0.9%
90,000	#,C	Atlas Pipeline Partners LP, 8.125%, due 12/15/15	91,238
560,000	#,C,L	Dynergy Holdings, Inc., 10.125%, due 07/15/13	635,600
37,000	C,L	Dynergy Holdings, Inc., 8.750%, due 02/15/12	40,145
335,000	C,L	El Paso Corp., 7.875%, due 06/15/12	346,725
148	#,C	Kern River Funding Corp., 4.893%, due 04/30/18	146
35,000	#,C,L	Pacific Energy Partners LP / Pacific Energy Finance Corp., 6.250%, due 09/15/15	34,650
155,000	C,L	Plains All America Pipeline, 5.625%, due 12/15/13	157,186
185,000	#,C,L	Targa Resources, Inc., 8.500%, due 11/01/13	190,550
733,000		Tennessee Gas Pipeline Co., 7.500%, due 04/01/17	788,569
400,000	C	Williams Cos., Inc., 7.125%, due 09/01/11	417,500

See Accompanying Notes to Financial Statements

ING OPPENHEIMER STRATEGIC INCOME PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF december 31, 2005 (CONTINUED)

Principal Amount				Value
			Pipelines (continued)
	72,000	C,L	Williams Cos., Inc., 7.625%, due 07/15/19	$77,580
	581,000	C,L	Williams Cos., Inc., 8.750%, due 03/15/32	676,865
				3,456,754
			Real Estate Investment Trust: 0.1%
	100,000	C,L	Host Marriott LP, 6.375%, due 03/15/15	100,250
	73,000	L	MeriStar Hospitality Corp., 9.125%, due 01/15/11	79,935
	140,000	C	Trustreet Properties, Inc., 7.500%, due 04/01/15	140,700
				320,885
			Regional (state/province): 0.1%
MYR	1,920,000	@@	Johor Corp., 1.000%, due 07/31/12	525,498
				525,498
			Retail: 0.3%
	100,000	@@,C,L	Jean Coutu Group, Inc., 8.500%, due 08/01/14	92,000
	280,000	#,C,L	Neiman-Marcus Group, Inc., 10.375%, due 10/15/15	285,950
	555,000	#,C	Neiman-Marcus Group, Inc., 9.000%, due 10/15/15	570,263
	300,000	C	Rite Aid Corp., 8.125%, due 05/01/10	306,750
				1,254,963
			Savings & Loans: 0.0%
	65,000	C	Chevy Chase Bank FSB, 6.875%, due 12/01/13	67,275
				67,275
			Semiconductors: 0.4%
	850,000	C	Advanced Micro Devices, Inc., 7.750%, due 11/01/12	862,750
	300,000	C,L	Amkor Technology, Inc., 9.250%, due 02/15/08	292,500
	210,000	C,L	Freescale Semiconductor, Inc., 6.875%, due 07/15/11	221,550
				1,376,800
			Telecommunications: 2.7%
	250,000	C	American Cellular Corp., 10.000%, due 08/01/11	272,500
	1,000,000	C	American Tower Corp., 7.125%, due 10/15/12	1,035,000
	48,000	C	AT&T Corp., 9.050%, due 11/15/11	53,190
	400,000	C	AT&T Corp., 9.750%, due 11/15/31	503,940
	236,000	C	Centennial Cellular Communications Corp., 10.125%, due 06/15/13	257,830
	50,000	C,L	Dobson Cellular Systems, 8.375%, due 11/01/11	53,313
	55,000	#,C,L	Dobson Communications Corp., 8.400%, due 10/15/12	55,000
	$100,000	C,L	Dobson Communications Corp., 8.875%, due 10/01/13	$100,250
	515,000	@@,#,C	Intelsat Bermuda Ltd., 8.625%, due 01/15/15	522,725
	640,000	L	Lucent Technologies, Inc., 6.450%, due 03/15/29	552,000
	600,000	C	MCI, Inc., 7.688%, due 05/01/09	621,000
	285,000	C	Nextel Communications, Inc., 6.875%, due 10/31/13	297,564
	932,000	C	Nextel Communications, Inc., 7.375%, due 08/01/15	984,324
	50,000	C	Nextel Partners, Inc., 8.125%, due 07/01/11	53,688
	800,000	C	PanAmSat Corp., 9.000%, due 08/15/14	842,000
	50,000	+,C	PanAmSat Holding Corp., 4.000%, due 11/01/14	35,250
	200,000	C,L	Qwest Capital Funding, Inc., 7.900%, due 08/15/10	208,000
	750,000	C	Qwest Corp., 8.875%, due 03/15/12	849,375
	568,000	@@,C,L	Rogers Wireless, Inc., 7.500%, due 03/15/15	616,280
	200,000	C,L	Rural Cellular Corp., 9.750%, due 01/15/10	203,000
	500,000	C,L	Rural Cellular Corp., 9.875%, due 02/01/10	530,000
	359,000	C,L	SBA Communications Corp., 8.500%, due 12/01/12	400,285
	61,000	+,C	SBA Telecommunications, Inc., 1.180%, due 12/15/11	56,883
PEN	1,194,600	@@,#	Telefonica del Peru SAA, 8.000%, due 04/11/16	342,706
	380,000	C,L	Time Warner Telecom Holdings, Inc., 9.250%, due 02/15/14	402,800
	25,000	C,L	Time Warner Telecom, Inc., 10.125%, due 02/01/11	26,313
	40,000	C,L	Valor Telecommunications Enterprises LLC/Finance Corp., 7.750%, due 02/15/15	42,000
				9,917,216
			Textiles: 0.3%
	200,000	C	Collins & Aikman Floor Cover, 9.750%, due 02/15/10	177,000
	703,000	#,C,L	Invista, 9.250%, due 05/01/12	753,968
				930,968
			Trucking & Leasing: 0.1%
	170,000	C	Greenbrier Cos., Inc., 8.375%, due 05/15/15	174,250
				174,250
			Venture Capital: 0.1%
	400,000	C,L	Arch Western Finance LLC, 6.750%, due 07/01/13	409,484
				409,484
			Total Corporate Bonds/Notes (Cost $106,872,785)	105,990,098

See Accompanying Notes to Financial Statements

ING OPPENHEIMER STRATEGIC INCOME PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF december 31, 2005 (CONTINUED)

Principal Amount			Value
U.S. GOVERNMENT AGENCY OBLIGATIONS: 17.0%
		Federal Home Loan Bank: 0.2%
$550,000	S	3.125%, due 11/15/06	$542,477
65,000	S	3.500%, due 11/15/07	63,560
			606,037
		Federal Home Loan Mortgage Corporation: 3.7%
1,084,837	C,^,S	Freddie Mac Interest STRIP, 2.720%, due 03/15/29	80,314
1,450,000	S	2.750%, due 08/15/06	1,433,661
816,049	C,^,S	Freddie Mac Interest STRIP, 2.820%, due 07/15/25	29,823
500,000	S	3.625%, due 02/15/07	493,934
1,173,749	C,^,S	Freddie Mac Interest STRIP, 3.730%, due 03/15/29	89,343
1,205,000	S	4.125%, due 07/12/10	1,176,255
235,000		4.375%, due 11/16/07	233,542
643,194	S	4.500%, due 02/01/18	627,767
1,136,154		4.500%, due 05/01/19	1,107,631
274,844	S	4.500%, due 02/01/20	267,539
268,597	C	4.669%, due 08/15/25	267,776
62,452		5.000%, due 01/01/20	61,855
438,187		5.000%, due 02/01/20	433,998
1,210,000	W	5.000%, due 01/15/35	1,171,431
1,200,000	L	5.500%, due 09/15/11	1,243,583
351,002	S	5.500%, due 01/01/18	353,426
85,200	C,S	5.500%, due 03/15/22	85,362
555,178	S	5.500%, due 12/01/32	551,736
326,867	S	5.500%, due 12/01/34	324,289
269,394	S	5.500%, due 12/01/34	267,269
857,395	S	6.000%, due 04/01/17	875,461
384,149	S	6.000%, due 09/01/24	390,551
34,169	C,S	6.000%, due 03/15/30	34,239
355,066	S	6.000%, due 02/01/34	358,756
174,790	S	6.000%, due 10/01/34	176,606
106,909	S	6.000%, due 11/01/34	108,020
137,503	S	6.000%, due 12/01/34	138,932
272,971	S	6.000%, due 01/01/35	275,814
102,605	S	6.500%, due 04/01/18	105,480
131,444	C,S	6.500%, due 06/15/31	135,429
52,579	S	6.500%, due 08/01/32	54,008
64,469	S	6.500%, due 07/01/34	66,094
118,326	S	6.500%, due 07/01/34	121,308
500,000	S	6.625%, due 09/15/09	531,657
130,916	C,^,S	Freddie Mac Interest STRIP, 7.000%, due 03/15/28	24,244
770,504	C,^,S	Freddie Mac Interest STRIP, 7.000%, due 04/15/28	134,318
			13,831,451
		Federal National Mortgage Association: 11.2%
181,000	C,S	3.010%, due 06/02/06	179,840
570,000	S	3.250%, due 07/31/06	565,494
527,450	^,S	Fannie Mae Interest STRIP, 3.430%, due 08/25/25	31,519
697,892	^,S	Fannie Mae Interest STRIP, 3.850%, due 05/25/35	37,185
224,715	^,S	Fannie Mae Interest STRIP, 3.900%, due 05/25/35	12,795
145,000	S	4.000%, due 02/28/07	143,784
1,748,504	^,S	Fannie Mae Interest STRIP, 4.109%, due 07/25/31	133,196
$637,802	^,S	Fannie Mae Interest STRIP, 4.270%, due 12/25/33	$69,674
133,430	S	4.500%, due 03/01/19	130,179
442,163	S	4.500%, due 02/01/20	431,056
400,000	S	4.500%, due 08/25/25	375,700
2,050,000	L	4.625%, due 01/15/08	2,046,524
492,143		4.729%, due 08/25/35	493,394
518,000	S	4.730%, due 01/31/07	492,668
1,005,000	L,S	4.750%, due 12/15/10	1,006,110
191,783	S	5.000%, due 06/01/18	190,067
475,489	S	5.000%, due 11/01/18	471,234
722,484	S	5.000%, due 08/01/19	715,359
260,017	S	5.000%, due 04/01/34	252,928
3,904,000	W	5.000%, due 01/12/36	3,783,218
780,000		5.500%, due 03/15/11	807,152
202,992	S	5.500%, due 09/01/19	204,385
265,127	S	5.500%, due 09/01/19	266,947
1,075,000	W	5.500%, due 01/15/20	1,081,719
698,000	S	5.500%, due 03/25/23	703,299
992,000	S	5.500%, due 04/25/23	999,229
549,719	S	5.500%, due 09/01/24	549,161
160,000		5.500%, due 11/25/25	157,807
762,001	S	5.500%, due 02/01/33	756,874
1,218,241	^,S	Fannie Mae Interest STRIP, 5.500%, due 03/01/33	272,986
225,158	S	5.500%, due 03/01/33	223,577
925,209	S	5.500%, due 05/01/33	918,713
3,967,060	^,S	Fannie Mae Interest STRIP, 5.500%, due 06/01/33	886,532
254,307	S	5.500%, due 07/01/33	252,521
625,421	S	5.500%, due 11/01/33	621,030
331,767	S	5.500%, due 11/01/33	329,437
184,434	S	5.500%, due 12/01/33	183,139
379,995	S	5.500%, due 02/01/34	376,756
132,014		5.500%, due 11/01/34	130,889
770,354	S	5.500%, due 12/01/34	763,789
425,282	S	5.500%, due 03/01/35	421,339
6,598,000	W	5.500%, due 01/12/36	6,534,078
2,598,000	S	6.000%, due 05/15/11	2,750,889
278,862	S	6.000%, due 06/01/17	285,143
295,514	S	6.000%, due 11/01/17	302,173
448,164	S	6.000%, due 09/01/19	458,262
605,366	S	6.000%, due 07/01/20	619,001
735,298	^,S	Fannie Mae Interest STRIP, 6.000%, due 08/01/32	158,605
528,858	S	6.000%, due 09/01/32	534,952
272,687	S	6.000%, due 11/01/32	275,987
698,701	S	6.000%, due 07/01/34	705,526
439,476	S	6.000%, due 08/01/34	443,768
201,508	S	6.500%, due 12/01/28	207,640
333,032	S	6.500%, due 10/25/31	343,006
562,789	S	6.500%, due 01/01/34	577,621
227,874	S	6.500%, due 08/01/34	234,309
145,141	S	6.500%, due 11/01/34	148,947
146,741	S	6.500%, due 01/01/35	150,589
1,925,000	W	6.500%, due 01/15/35	1,974,930
1,185,000	S	6.625%, due 09/15/09	1,261,091
280,000	S	6.625%, due 11/15/30	346,406
209,881	^,S	Fannie Mae Interest STRIP, 6.870%, due 02/25/33	22,282
59,268	S	7.000%, due 09/01/14	61,622

See Accompanying Notes to Financial Statements

ING OPPENHEIMER STRATEGIC INCOME PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF december 31, 2005 (CONTINUED)

Principal Amount			Value
		Federal National Mortgage Association (continued)
$205,037	S	7.000%, due 11/01/17	$213,189
312,561	^,S	Fannie Mae Interest STRIP, 7.000%, due 02/01/28	65,545
			41,144,766
		Government National Mortgage Association: 0.6%
624,520		5.000%, due 04/15/34	617,255
478,035		5.500%, due 04/15/33	481,941
99,501		5.500%, due 07/15/33	100,314
211,140		5.500%, due 04/15/34	212,656
507,703		6.000%, due 10/20/34	518,984
218,176		6.500%, due 02/20/35	226,250
			2,157,400
		Tennessee Valley Authority: 1.0%
50,000		5.880%, due 04/01/36	57,017
3,251,000		6.790%, due 05/23/12	3,602,491
			3,659,508
		Other Government Agencies: 0.3%
2,233,000		Resolution Funding Corp. STRIP, 6.810%, due 01/15/21	1,094,594
			1,094,594
		Total U.S. Government Agency Obligations (Cost $62,928,830)	62,493,756
U.S. TREASURY OBLIGATIONS: 1.5%
		U.S. Treasury Bond: 0.7%
310,000	L	5.375%, due 02/15/31	348,314
730,000	L	6.250%, due 05/15/30	906,854
916,000		7.250%, due 05/15/16	1,125,035
			2,380,203
		U.S. Treasury Note: 0.8%
3,000,000	L	4.250%, due 11/30/07	2,992,149
			2,992,149
		Total U.S. Treasury Obligations (Cost $5,361,234)	5,372,352
ASSET-BACKED SECURITIES: 1.9%
		Automobile Asset Backed Securities: 1.0%
40,000	#,C	AESOP Funding II LLC, 4.430%, due 04/20/09	40,029
114,692	C	BMW Vehicle Owner Trust, 3.660%, due 12/26/07	114,340
121,712	C	Capital Auto Receivables Asset Trust, 3.730%, due 07/16/07	121,555
370,000	C	Capital One Prime Auto Receivables Trust, 4.240%, due 11/15/07	369,171
280,000	C	Chase Manhattan Auto Owner Trust, 3.720%, due 12/15/07	278,798
25,197	C	Daimler Chrysler Auto Trust, 2.620%, due 06/08/07	25,135
$84,237	C,S	Daimler Chrysler Auto Trust, 3.170%, due 09/08/07	$83,989
232,121	C,S	Daimler Chrysler Auto Trust, 3.750%, due 12/08/07	231,579
90,000	C	Ford Credit Auto Owner Trust, 3.480%, due 11/15/08	88,919
83,018	C	Ford Credit Auto Owner Trust, 3.780%, due 09/15/07	82,845
370,000	C	Ford Credit Auto Owner Trust, 4.240%, due 03/15/08	368,712
710,000	C	GS Auto Loan Trust, 4.320%, due 05/15/08	708,135
36,738	C	Honda Auto Receivables Owner Trust, 3.210%, due 05/21/07	36,638
260,000	C	Honda Auto Receivables Owner Trust, 3.730%, due 10/18/07	258,758
430,000	C	Nissan Auto Receivables Owner Trust, 4.140%, due 01/15/08	428,268
210,000	C	Onyx Acceptance Grantor Trust, 4.030%, due 04/15/08	209,355
101,396	C	Volkswagen Auto Lease Trust, 3.520%, due 04/20/07	101,085
51,852	+,C	WFS Financial Owner Trust, 4.500%, due 02/20/10	51,877
			3,599,188
		Home Equity Asset Backed Securities: 0.2%
140,000	C	ACE Securities Corp., 4.559%, due 11/25/35	140,086
24,994	+,C	Centex Home Equity, 4.050%, due 03/25/35	24,865
159,650	+,C	Centex Home Equity, 4.196%, due 06/25/35	158,808
297,655	+,C	Centex Home Equity, 5.040%, due 10/25/35	296,871
199,853	C	HFC Home Equity Loan Asset Backed Certificates, 4.630%, due 01/20/35	199,996
			820,626
		Other Asset Backed Securities: 0.7%
196,763	C	Countrywide Asset-Backed Certificates, 4.317%, due 11/25/35	195,737
464,428	C	Countrywide Asset-Backed Certificates, 4.539%, due 02/25/36	464,733
200,000	C	Countrywide Asset-Backed Certificates, 4.580%, due 05/25/36	199,992
60,000	C	Countrywide Asset-Backed Certificates, 5.363%, due 05/25/36	60,015

See Accompanying Notes to Financial Statements

ING OPPENHEIMER STRATEGIC INCOME PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF december 31, 2005 (CONTINUED)

Principal Amount			Value
		Other Asset Backed Securities (continued)
$100,000	C	Countrywide Asset-Backed Certificates, 5.382%, due 05/25/36	$100,000
240,000	C	Equity One ABS, Inc., 3.800%, due 07/25/34	239,048
410,000	C,S	First Franklin Mtg Loan Asset Backed Certificates, 4.589%, due 11/25/35	410,253
317,849	+,C	Lehman XS Trust, 3.630%, due 08/25/35	318,298
30,000	C	Popular ABS Mortgage Pass-Through Trust, 3.914%, due 05/25/35	29,587
40,000	C	Popular ABS Mortgage Pass-Through Trust, 4.415%, due 04/25/35	39,608
100,000	C	Popular ABS Mortgage Pass-Through Trust, 5.680%, due 01/25/36	100,000
200,000	C	Residential Asset Mortgage Products, Inc., 4.450%, due 07/25/28	198,995
75,550	+,C	Structured Asset Securities Corp., 4.510%, due 08/25/33	75,316
268,620	+,C	Structured Asset Securities Corp., 5.180%, due 03/25/35	268,721
			2,700,303
		Total Asset-Backed Securities (Cost $7,139,088)	7,120,117

COLLATERALIZED MORTGAGE OBLIGATION: 1.6%
		Commercial Mortgage Backed Securities: 0.9%
290,000	C	Banc of America Commercial Mortgage, Inc., 4.501%, due 07/10/43	283,150
100,000	C	Banc of America Commercial Mortgage, Inc., 4.512%, due 12/10/42	96,888
350,000	C	Banc of America Commercial Mortgage, Inc., 4.783%, due 07/10/43	343,635
730,000	C	Banc of America Commercial Mortgage, Inc., 5.182%, due 09/10/47	733,845
50,000	C	Bear Stearns Commercial Mortgage Securities, 4.945%, due 02/11/41	49,450
330,000	C,L	Citigroup/Deutsche Bank Commercial Mortgage Trust, 5.225%, due 07/15/44	333,646
40,000	C	GE Capital Commercial Mortgage Corp., 4.578%, due 06/10/48	38,934
170,000	C	GE Capital Commercial Mortgage Corp., 4.853%, due 07/10/45	168,873
$233,000	C	GMAC Commercial Mortgage Securities, Inc., 7.189%, due 05/15/30	$239,974
80,000	C	Greenwich Capital Commercial Funding Corp., 4.305%, due 08/10/42	77,950
190,000	C	Greenwich Capital Commercial Funding Corp., 5.117%, due 04/10/37	190,580
70,000	C	JP Morgan Chase Commercial Mortgage Securities Corp., 4.575%, due 07/15/42	68,615
240,000	C	JP Morgan Chase Commercial Mortgage Securities Corp., 4.790%, due 10/15/42	236,945
200,000	C	LB-UBS Commercial Mortgage Trust, 4.885%, due 09/15/30	198,690
150,000	C	Wachovia Bank Commercial Mortgage Trust, 4.782%, due 03/15/42	148,345
200,000	C	Wachovia Bank Commercial Mortgage Trust, 5.087%, due 07/15/42	198,689
			3,408,209
		Diversified Financial Services: 0.1%
250,000	@@,#	Arbor Series IV, 18.491%, due 03/15/06	248,950
			248,950
		Whole Loan Collateral CMO: 0.6%
61,950	C	Banc of America Mortgage Securities, 4.986%, due 06/25/35	61,669
521,539	C	Countrywide Alternative Loan Trust, 6.500%, due 08/25/32	530,830
260,000	+,C	MASTR Alternative Loans Trust, 4.700%, due 08/25/34	258,814
55,846	C	MASTR Alternative Loans Trust, 6.000%, due 07/25/34	56,152
500,527	C	MASTR Seasoned Securities Trust, 6.500%, due 08/25/32	505,375
179,127	C	Residential Accredit Loans, Inc., 5.750%, due 01/25/33	179,472
322,662	C	Washington Mutual, Inc., 4.287%, due 07/25/45	322,561
164,697	C	Washington Mutual, Inc., 4.847%, due 05/25/35	164,579
63,271	C	Wells Fargo Mortgage Backed Securities Trust, 4.524%, due 01/25/35	63,078
			2,142,530
		Total Collateralized Mortgage Obligations (Cost $5,850,960)	5,799,689

See Accompanying Notes to Financial Statements

ING OPPENHEIMER STRATEGIC INCOME PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF december 31, 2005 (CONTINUED)

Principal Amount				Value
OTHER BONDS: 29.6%
			Foreign Government Bonds: 28.7%
ARS	7,983,000	@@	Argentina Bonos, 2.000%, due 09/30/14	$2,659,845
ARS	496,991	@@, I	Argentina Government International Bond, (0.580)%, due 12/31/33	193,377
ARS	1,409,496	@@	Argentina Government International Bond, 0.000%, due 12/15/35	20,959
ARS	580,000	@@,+	Argentina Government International Bond, 1.200%, due 12/31/38	224,466
ARS	450,000	@@,+	Argentina Government International Bond, 1.330%, due 12/31/38	149,625
ARS	1,056,000	@@,I	Argentina Government International Bond, 2.000%, due 02/04/18	512,952
ARS	2,236,500	@@	Argentina Government International Bond, 4.006%, due 08/03/12	1,763,480
EUR	570,000	@@,#	Austria Government Bond, 3.800%, due 10/20/13	699,088
	$130,000	@@	Brazilian Government Bond, 7.875%, due 03/07/15	138,775
	$2,393,000	@@,L	Brazilian Government Bond, 8.000%, due 01/15/18	2,585,637
	$890,000	@@	Brazil Government Bond, 8.250%, due 01/20/34	946,960
	$425,000	@@	Brazil Government Bond, 8.750%, due 02/04/25	470,688
BRL	3,060,000	@@,L	Brazilian Government Bond, 12.500%, due 01/05/16	1,313,487
BRL	15,272,000	@@	Brazil Treasury Bill, 0.000%, due 01/02/15	1,970,614
	1,030,000	@@,L	Colombia Government Bond, 8.125%, due 05/21/24	1,117,550
	662,000	@@	Colombia Government Bond, 8.250%, due 12/22/14	738,130
	80,000	@@	Colombia Government Bond, 10.750%, due 01/15/13	99,600
COP	435,000,000	@@	Colombia Government Bond, 11.750%, due 03/01/10	213,847
COP	6,053,000,000	@@	Colombia Government Bond, 12.000%, due 10/22/15	3,129,498
COP	4,650,000,000	@@	Colombia Treasury Bill, 0.000%, due 08/03/20	523,452
EUR	140,000	@@	Deutsche Bundesrepublik, 4.000%, due 07/04/09	170,612
EUR	2,570,000	@@	Deutsche Bundesrepublik, 5.000%, due 07/04/11	3,319,391
EUR	1,569,000	@@	Deutsche Bundesrepublik, 5.250%, due 01/04/11	2,034,608
DOP	24,180,000	@@	Dominican Republic Treasury Bill, 0.000%, due 05/08/06	679,324
DOP	12,800,000	@@	Dominican Republic Treasury Bill, 0.000%, due 11/06/06	330,435
	$733,250	@@,#,L	Dominican Republic International Bond, 9.500%, due 09/27/11	777,245
EGP	5,700,000	@@	Egypt Treasury Bill, 0.000%, due 09/19/06	$933,077
EGP	1,970,000	@@	Egypt Treasury Bill, 0.000%, due 02/02/06	340,251
	$150,000	@@	Export-Import Bank of Ukraine, 6.800%, due 10/04/12	147,960
EUR	105,000	@@	Finland Government Bond, 5.375%, due 07/04/13	141,633
	$30,000	@@,#	Indonesia Government International Bond, 6.750%, due 03/10/14	30,000
	$50,000	@@,#	Indonesia Government International Bond, 7.250%, due 04/20/15	51,563
	$1,020,000	@@,#	Indonesia Government International Bond, 8.500%, due 10/12/35	1,114,350
ILS	6,690,000	@@	Israel Government Bond, (1.580)%, due 03/31/14	1,657,478
EUR	2,115,000	@@	Italy Buoni Poliennali Del Tesoro, 4.250%, due 02/01/19	2,652,284
EUR	2,100,000	@@	Italy Treasury Bill, 0.000%, due 07/30/10	2,492,413
JPY	365,000,000	@@	Japan Government Bond, 1.400%, due 06/20/12	3,153,383
JPY	134,000,000	@@	Japan Government Twenty Year Bond, 2.000%, due 09/20/25	1,138,633
JPY	229,000,000	@@	Japan Government Twenty Year Bond, 2.000%, due 09/20/25	1,947,072
JPY	1,234,000,000	@@	Japan Government Two Year Bond, 0.200%, due 10/15/07	10,448,905
MYR	1,525,000	@@	Malaysia Government Bond, 4.720%, due 09/30/15	418,959
MXN	272,000	@@	Mexico Cetes, 0.000%, due 04/12/06	248,499
MXN	770,000	@@,L	Mexico Government Bond, 6.625%, due 03/03/15	845,075
JPY	20,000,000	@@	Mexico Government Bond, 6.750%, due 06/06/06	174,108
	$168,000	@@,L	Mexico Government Bond, 7.500%, due 01/14/12	187,740
MXN	2,984,000	@@	Mexico Government Bond, 8.000%, due 12/07/23	264,496
MXN	2,395,000	@@	Mexico Government Bond, 8.000%, due 12/19/13	222,307
	$50,000	@@	Mexico Government Bond, 8.300%, due 08/15/31	64,375
MXN	8,322,000	@@	Mexico Government Bond, 9.500%, due 12/18/14	843,180
MXN	11,000,000	@@	Mexico Government Bond, 10.000%, due 12/05/24	1,171,490
MXN	11,230,000	@@	Mexico Government Bond, 10.500%, due 07/14/11	1,209,022
EUR	110,000	@@	Netherlands Government Bond, 5.500%, due 01/15/28	167,387
NZD	4,615,000	@@	New Zealand Government Bond, 6.000%, due 07/15/08	3,146,956

See Accompanying Notes to Financial Statements

ING OPPENHEIMER STRATEGIC INCOME PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF december 31, 2005 (CONTINUED)

Principal Amount				Value
			Foreign Government Bonds (continued)
	$1,665,000	@@,L	Panama Government Bond, 8.125%, due 04/28/34	$1,864,800
	450,000	@@	Panama Government Bond, 9.375%, due 04/01/29	568,125
	$212,380	@@	Peru Government Bond, 5.000%, due 03/07/17	204,416
PEN	1,000,000	@@	Peru Government Bond, 7.340%, due 08/12/16	274,829
	$470,000	@@	Peru Government Bond, 7.350%, due 07/21/25	465,300
PEN	6,410,000	@@	Peru Government Bond, 7.840%, due 08/12/20	1,793,791
PEN	1,380,000	@@	Peru Government Bond, 8.600%, due 08/12/17	412,491
	$310,000	@@	Peru Government Bond, 8.750%, due 11/21/33	350,300
PEN	240,000	@@	Peru Government Bond, 9.000%, due 01/31/12	75,963
	$635,000	@@,L	Peru Government Bond, 9.875%, due 02/06/15	765,175
PEN	3,110,000	@@	Peru Government Bond, 9.910%, due 05/05/15	1,018,082
PEN	270,000	@@	Peru Government Bond, 12.250%, due 08/10/11	97,052
	$170,000	@@,L	Philippine Government Bond, 8.000%, due 01/15/16	178,500
	$100,000	@@	Philippine Government Bond, 8.250%, due 01/15/14	106,875
	$700,000	@@,L	Philippine Government Bond, 8.875%, due 03/17/15	777,875
	$178,000	@@,L	Philippine Government Bond, 9.500%, due 02/02/30	209,595
	$3,460,000	@@	Phillippine Treasury Bill, 0.000%, due 09/20/15	3,715,832
PLN	2,050,000	@@	Poland Government Bond, 4.550%, due 08/12/07	585,760
PLN	2,650,000	@@	Poland Government Bond, 5.000%, due 10/24/13	809,847
PLN	635,000	@@	Poland Government Bond, 5.750%, due 09/23/22	207,288
RON	470,000	@@	Romania Treasury Bill, 6.750%, due 03/10/08	147,476
RON	41,000	@@	Romania Treasury Bill, 7.250%, due 04/18/10	13,119
RON	68,000	@@	Romania Treasury Bill, 7.500%, due 03/05/07	21,642
RON	167,000	@@	Romania Treasury Bill, 7.750%, due 04/18/08	53,430
RUB	903,000	@@	Russia Government Bond, 3.000%, due 05/14/08	858,663
RUB	490,000	@@	Russian Ministry of Finance, 3.000%, due 05/14/11	437,031
ZAR	11,462,000	@@	South Africa Government Bond, 10.500%, due 12/21/26	2,469,738
ZAR	4,600,000	@@,^	South Africa Government Bond, 13.000%, due 08/31/10	885,622
ZAR	945,000	@@	South Africa Government Bond, 13.500%, due 09/15/15	$210,373
EUR	2,314,000	@@	Spain Government Bond, 5.350%, due 10/31/11	3,044,670
EUR	327,000	@@	Spain Government Bond, 5.750%, due 07/30/32	528,167
TRL	530,000	@@	Turkey Government Bond, 0.000%, due 02/11/10	452,980
	$719,000	@@	Turkey Government Bond, 7.250%, due 03/15/15	760,343
	$1,085,000	@@	Turkey Government Bond, 8.000%, due 02/14/34	1,200,281
TRL	4,800,000	@@	Turkey Treasury Bill, 0.000%, due 01/24/07	3,032,009
	$420,000	@@	Ukraine Government Bond, 0.000%, due 02/21/12	422,100
	$420,000	@@	Ukraine Government Bond, 0.000%, due 02/22/11	422,100
	$420,000	@@	Ukraine Government Bond, 0.000%, due 08/19/10	422,100
	$420,000	@@	Ukraine Government Bond, 0.000%, due 08/19/11	422,100
	$420,000	@@	Ukraine Government Bond, 0.000%, due 08/20/12	422,100
	$500,000	@@,#	Ukraine Government Bond, 7.650%, due 06/11/13	542,500
GBP	4,905,000	@@	United Kingdom Gilt, 4.000%, due 03/07/09	8,371,533
	$67,000	@@	United Mexican States, 7.500%, due 04/08/33	79,496
	$515,000	@@	Uruguay Government Bond, 8.000%, due 11/18/22	529,163
EUR	373,000	@@	Venezuela Government Bond, 7.000%, due 03/16/15	465,578
EUR	730,000	@@	Venezuela Government Bond, 9.250%, due 09/15/27	866,875
EUR	1,500,000	@@	Venezuela Government Bond, 13.625%, due 08/15/18	2,186,250
				105,745,576
			Regional (state/province): 0.9%
AUD	4,645,000	@@	Queensland Treasury Corp., 6.000%, due 07/14/09	3,479,769
				3,479,769
			Total Other Bond (Cost $110,061,812)	109,225,345
			Total Long-Term Investments: (Cost $339,173,780)	337,196,505
			SHORT-TERM INVESTMENTS: 28.0%
			Federal Home Loan Bank: 7.6%
	$28,201,000		Discount Note, 3.200%, due 01/03/06	28,193,480
				28,193,480
			Treasury Bill: 3.5%
	$12,850,000	L	United States Treasury Bill, 3.740%, due 03/09/06	12,759,883
				12,759,883

See Accompanying Notes to Financial Statements

ING OPPENHEIMER STRATEGIC INCOME PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF december 31, 2005 (CONTINUED)

Principal Amount			Value
	Securities Lending Collateralcc 16.9%
$62,254,000	The Bank of New York Institutional Cash Reserves Fund		$62,254,000
			62,254,000
	Total Short-Term Investments: (Cost $103,207,599)		103,207,363
	Total Investments in Securities (Cost $442,381,379)*	118.9%	$440,403,868
	Other Assets and Liabilities-Net	(18.9)	(71,903,491)
	Net Assets	100.0%	$368,500,377

Certain foreign securities have been fair valued in accordance with procedures approved by the Board of Trustees (Note 2A).
@	Non-income producing security
@@	Foreign Issuer
STRIP	Separate Trading of Registered Interest and Principal of Securities
+	Step-up basis bonds. Interest rates shown reflect current coupon rates.
#

Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.

C	Bond may be called prior to maturity date.
cc	Securities purchased with cash collateral for securities loaned.
W	When-issued or delayed delivery security.
S	Segregated securities for certain derivatives, when-issued or delayed delivery securities and forward currency exchange contracts.
I	Illiquid security
L	Loaned security, a portion or all of the security is on loan at December 31, 2005.
^	Interest Only (IO) Security
**	Floating Rate
*	Cost for federal income tax purposes is $442,417,975.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$4,865,006
Gross Unrealized Depreciation	(6,879,113)
Net Unrealized Depreciation	$(2,014,107)

Notional Principal	Expiration Date	Strike Price/Rate	Value

WRITTEN OPTIONS Call Options Written
USD 3,890,000 USD Call Swaption Counterparty: UBS AG	2/9/06	4.74	($3,730)
Total Liability for Call Options Written (Premiums received $15,949)			($3,730)
Total Written Options (Premiums received $15,949)			($3,730)

Information concerning open futures contracts for the ING Oppenheimer Strategic Income Portfolio at December 31, 2005 is shown below:

Long Contracts	No. of Contracts	Notional Market Value	Expiration Date	Unrealized Gain (Loss)
S&P Index Future	3	$633,772	03/17/06	$13,382
Amsterdam Index Future	6	618,627	01/20/06	5,776
SPI 200 Future	7	606,811	03/16/06	16,857
U.S. 2 Year Treasury Note Future	22	4,514,125	03/31/06	2,543
Euro-Bond Future	24	3,449,193	03/08/06	24,155
U.S. Long Bond Future	128	14,616,000	03/31/06	163,703
				$226,416

Short Contracts
OMXS 30 Index Future	58	$701,078	01/27/06	$(14,832)
NASDAQ 100 E-mini Future	37	1,227,660	03/17/06	675
S&P 500 Index Future	25	7,842,500	03/16/06	69,906
U.S. 5 Year Treasury Note Future	14	1,488,813	03/22/06	(2,674)
CAC 40 Index Future	12	667,885	01/20/06	(3,561)
NIKKEI 225 Index Future	12	1,631,789	03/09/06	(53,173)
FTSE 100 Index Future	12	1,156,952	03/17/06	(18,283)
10 Year Mini JGB Future	6	698,212	03/08/06	(2,549)
U.S. 10 Year Treasury Note Future	6	656,438	03/22/06	1,681
U.K. Long GILT Future	1	196,482	03/29/06	(2,421)
				$(25,231)

At December 31, 2005 the following forward foreign currency contracts were outstanding for the ING Oppenheimer Strategic Income Portfolio:

Currency	Buy/Sell	Settlement Date	In Exchange For	Value	Unrealized Appreciation (Depreciation)
Argentine Peso			USD
ARS 2,250,000	Buy	01/05/06	752,508	742,226	(10,282)
Argentine Peso			USD
ARS 1,125,000	Buy	01/17/06	371,594	369,591	(2,003)
Argentine Peso			USD
ARS 1,125,000	Buy	01/19/06	372,825	369,337	(3,488)
Brazilian Real			USD
BRL 612,000	Buy	03/07/06	199,739	256,264	56,525
Brazilian Real			USD
BRL 790,000	Buy	04/28/06	272,414	325,827	53,413
Brazilian Real			USD
BRL 12,000,000	Buy	03/07/06	4,662,910	5,024,782	361,872
Brazilian Real			USD
BRL 13,995,000	Buy	09/22/06	5,403,475	5,678,637	275,162

See Accompanying Notes to Financial Statements

ING OPPENHEIMER STRATEGIC INCOME PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF december 31, 2005 (CONTINUED)

Currency	Buy/Sell	Settlement Date	In Exchange For	Value	Unrealized Appreciation (Depreciation)
Brazilian Real			USD
BRL 5,830,000	Buy	09/25/06	2,255,319	2,365,591	110,272
Brazilian Real			USD
BRL 1,210,000	Buy	10/31/06	472,656	490,972	18,316
Brazilian Real			USD
BRL 2,410,000	Buy	10/31/06	954,040	977,886	23,846
Brazilian Real			USD
BRL 1,390,000	Buy	01/17/06	611,877	592,014	(19,863)
Brazilian Real			USD
BRL 1,810,000	Buy	01/17/06	789,888	770,896	(18,992)
Canadian Dollar			USD
CAD 1,900,000	Buy	01/23/06	1,625,321	1,627,647	2,326
Swiss Francs			USD
CHF 11,710,000	Buy	01/19/06	9,099,280	8,902,786	(196,494)
Swiss Francs			USD
CHF 1,030,000	Buy	01/19/06	791,413	783,080	(8,333)
Swiss Francs			USD
CHF 2,070,000	Buy	02/02/06	1,584,580	1,576,016	(8,564)
Chilean Peso			USD
CLP 200,000,000	Buy	01/06/06	378,609	390,564	11,955
Colombian Peso			USD
COP 2,405,780,000	Buy	01/06/06	1,058,011	1,052,079	(5,932)
Euro			USD
EUR 100,000	Buy	03/08/06	121,174	118,394	(2,780)
Euro			USD
EUR 5,060,000	Buy	01/18/06	6,076,858	5,974,599	(102,259)
Euro			USD
EUR 2,525,000	Buy	01/19/06	3,034,469	2,981,564	(52,905)
Euro			USD
EUR 2,460,000	Buy	01/17/06	2,955,419	2,904,483	(50,936)
Euro			USD
EUR 4,075,000	Buy	01/19/06	4,811,027	4,811,831	804
Euro			USD
EUR 4,130,000	Buy	01/19/06	4,847,588	4,876,776	29,188
Euro			USD
EUR 4,105,000	Buy	01/19/06	4,853,752	4,847,256	(6,496)
Euro			USD
EUR 1,080,000	Buy	01/20/06	1,286,150	1,275,355	(10,795)
Euro			USD
EUR 1,080,000	Buy	01/20/06	1,276,042	1,275,355	(687)
Euro			USD
EUR 2,150,000	Buy	01/19/06	2,543,213	2,538,757	(4,456)
Euro			USD
EUR 1,245,000	Buy	01/20/06	1,468,627	1,470,201	1,574
Euro			USD
EUR 5,115,000	Buy	02/14/06	6,069,203	6,048,520	(20,683)
Euro			USD
EUR 3,575,000	Buy	01/17/06	4,281,009	4,220,945	(60,064)
Euro			USD
EUR 1,530,000	Buy	02/13/06	1,837,137	1,809,137	(28,000)
Euro			USD
EUR 1,785,000	Buy	01/19/06	2,145,570	2,107,759	(37,811)
Euro			USD
EUR 2,765,000	Buy	01/23/06	3,286,064	3,265,698	(20,366)
British Pound			USD
GBP 300,000	Buy	03/09/06	529,260	514,983	(14,277)
British Pound			USD
GBP 300,000	Buy	03/09/06	529,928	514,983	(14,945)
British Pound			USD
GBP 150,000	Buy	03/09/06	267,364	257,491	(9,873)
British Pound			USD
GBP 150,000	Buy	03/09/06	267,560	257,491	(10,069)
British Pound			USD
GBP 300,000	Buy	03/09/06	531,366	514,983	(16,383)
British Pound			USD
GBP 400,000	Buy	03/09/06	709,148	686,643	(22,505)
British Pound			USD
GBP 400,000	Buy	03/09/06	697,730	686,643	(11,087)
British Pound			USD
GBP 2,340,000	Buy	01/17/06	4,028,310	4,016,890	(11,420)
British Pound			USD
GBP 400,000	Buy	03/09/06	695,292	686,643	(8,649)
Indonesian Rupiahs			USD
IDR 3,550,000,000	Buy	01/04/06	335,856	360,772	24,916
Indonesian Rupiahs			USD
IDR 7,150,000,000	Buy	01/04/06	674,528	726,626	52,098
Indonesian Rupiahs			USD
IDR 3,510,000,000	Buy	01/05/06	334,924	356,707	21,783
Indonesian Rupiahs			USD
IDR 3,520,000,000	Buy	01/05/06	334,283	357,724	23,441
Indonesian Rupiahs			USD
IDR 10,580,000,000	Buy	04/03/06	1,067,070	1,075,203	8,133
Indian Rupee			USD
INR 14,330,000	Buy	01/05/06	310,106	318,250	8,144
Indian Rupee			USD
INR 53,670,000	Buy	01/05/06	1,160,357	1,191,939	31,582
Japanese Yen			USD
JPY 10,000,000	Buy	03/08/06	92,618	85,427	(7,191)
Japanese Yen			USD
JPY 410,000,000	Buy	03/09/06	3,754,338	3,502,951	(251,387)
Japanese Yen			USD
JPY 410,000,000	Buy	03/09/06	3,726,426	3,502,951	(223,475)
Japanese Yen			USD
JPY 5,000,000	Buy	03/09/06	44,588	42,719	(1,869)
Japanese Yen			USD
JPY 565,000,000	Buy	01/04/06	4,995,579	4,789,386	(206,193)
Japanese Yen			USD
JPY 341,000,000	Buy	01/04/06	3,021,068	2,890,585	(130,483)
Japanese Yen			USD
JPY 163,000,000	Buy	01/04/06	1,438,658	1,381,717	(56,941)

See Accompanying Notes to Financial Statements

ING OPPENHEIMER STRATEGIC INCOME PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF december 31, 2005 (CONTINUED)

Currency	Buy/Sell	Settlement Date	In Exchange For	Value	Unrealized Appreciation (Depreciation)
Japanese Yen			USD
JPY 338,000,000	Buy	01/05/06	2,992,713	2,865,524	(127,189)
Japanese Yen			USD
JPY 338,000,000	Buy	01/06/06	2,970,274	2,865,893	(104,381)
Japanese Yen			USD
JPY 338,000,000	Buy	01/06/06	2,944,482	2,865,893	(78,589)
Japanese Yen			USD
JPY 207,000,000	Buy	01/04/06	1,811,990	1,754,695	(57,295)
Japanese Yen			USD
JPY 207,000,000	Buy	01/05/06	1,809,614	1,754,921	(54,693)
Japanese Yen			USD
JPY 207,000,000	Buy	01/06/06	1,813,960	1,755,147	(58,813)
Japanese Yen			USD
JPY 605,000,000	Buy	01/06/06	5,053,255	5,132,420	79,165
Japanese Yen			USD
JPY 249,000,000	Buy	01/19/06	2,150,631	2,114,798	(35,833)
Japanese Yen			USD
JPY 59,000,000	Buy	04/05/06	506,446	505,824	(622)
Japanese Yen			USD
JPY 209,000,000	Buy	01/05/06	1,772,989	1,771,877	(1,112)
Mexican Peso			USD
MXN 11,710,000	Buy	04/25/06	1,051,545	1,087,770	36,225
Mexican Peso			USD
MXN 15,700,000	Buy	01/17/06	1,468,319	1,472,667	4,348
Norwegian Krone			USD
NOK 9,010,000	Buy	01/20/06	1,393,012	1,332,124	(60,888)
New Zealand Dollar			USD
NZD 540,000	Buy	02/02/06	383,168	366,637	(16,531)
New Zealand Dollar			USD
NZD 540,000	Buy	02/02/06	385,630	366,637	(18,993)
New Zealand Dollar			USD
NZD 3,560,000	Buy	02/02/06	2,507,628	2,417,088	(90,540)
Swedish Kronor			USD
SEK 12,260,000	Buy	02/13/06	1,542,352	1,545,530	3,178
Swedish Kronor			USD
SEK 12,160,000	Buy	02/13/06	1,534,579	1,532,924	(1,655)
Thailand Bhat			USD
THB 56,000,000	Buy	01/17/06	1,365,188	1,365,335	147
Turkish Lira			USD
TRY 600,000	Buy	02/07/06	433,840	439,474	5,634
Turkish Lira			USD
TRY 2,010,000	Buy	01/17/06	1,482,301	1,480,291	(2,010)
					$(1,134,033)
Euro			USD
EUR 1,200,000	Sell	03/08/06	1,488,552	1,420,733	67,819
British Pound			USD
GBP 600,000	Sell	03/08/06	1,083,558	1,029,961	53,597
Japanese Yen			USD
JPY 120,000,000	Sell	03/08/06	1,154,734	1,025,124	129,610
Japanese Yen			USD
JPY 10,000,000	Sell	03/08/06	91,853	85,427	6,426
Euro			USD
EUR 2,000,000	Sell	03/09/06	2,507,000	2,368,026	138,974
British Pound			USD
GBP 150,000	Sell	03/09/06	275,190	257,491	17,699
Japanese Yen			USD
JPY 205,000,000	Sell	03/09/06	1,898,623	1,751,475	147,148
Brazilian Real			USD
BRL 12,612,000	Sell	03/07/06	5,187,993	5,281,046	(93,053)
Japanese Yen			USD
JPY 410,000,000	Sell	03/09/06	3,742,378	3,502,951	239,427
Japanese Yen			USD
JPY 623,000,000	Sell	01/04/06	5,562,500	5,281,040	281,460
Indonesian Rupiah			USD
IDR 7,150,000,000	Sell	01/04/06	671,362	726,626	(55,264)
Euro			USD
EUR 50,000	Sell	03/09/06	60,048	59,201	847
Euro			USD
EUR 100,000	Sell	03/08/06	120,086	118,394	1,692
Japanese Yen			USD
JPY 10,000,000	Sell	03/08/06	89,119	85,427	3,692
South African Rand			USD
ZAR 4,820,000	Sell	01/11/06	725,794	759,282	(33,488)
Euro			USD
EUR 2,460,000	Sell	01/17/06	2,964,226	2,904,483	59,743
British Pound			USD
GBP 1,110,000	Sell	01/17/06	1,944,720	1,905,448	39,272
Euro			USD
EUR 2,440,000	Sell	01/18/06	2,949,008	2,881,032	67,976
Euro			USD
EUR 2,550,000	Sell	01/19/06	3,036,767	2,981,564	55,203
British Pound			USD
GBP 300,000	Sell	03/09/06	529,913	514,983	14,930
Euro			USD
EUR 1,150,000	Sell	01/20/06	1,384,934	1,358,017	26,917
British Pound			USD
GBP 300,000	Sell	03/09/06	531,926	514,983	16,943
Norwegian Krone			USD
NOK 9,010,000	Sell	01/20/06	1,406,208	1,332,124	74,084
British Pound			USD
GBP 300,000	Sell	03/09/06	532,578	514,983	17,595
British Pound			USD
GBP 1,010,000	Sell	01/17/06	1,803,678	1,733,786	69,892
Japanese Yen			USD
JPY 5,000,000	Sell	03/09/06	43,514	42,719	795
British Pound			USD
GBP 350,000	Sell	03/09/06	617,108	600,813	16,295
British Pound			USD
GBP 400,000	Sell	03/09/06	708,720	686,643	22,077

See Accompanying Notes to Financial Statements

ING OPPENHEIMER STRATEGIC INCOME PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF december 31, 2005 (CONTINUED)

Currency	Buy/Sell	Settlement Date	In Exchange For	Value	Unrealized Appreciation (Depreciation)
Euro			USD
EUR 1,190,000	Sell	01/19/06	1,413,839	1,405,173	8,666
Euro			USD
EUR 2,620,000	Sell	01/18/06	3,108,420	3,093,567	14,853
Euro			USD
EUR 2,255,000	Sell	01/20/06	2,667,947	2,662,894	5,053
Euro			USD
EUR 2,140,000	Sell	01/19/06	2,536,777	2,526,949	9,828
British Pound			USD
GBP 220,000	Sell	01/17/06	382,470	377,656	4,814
Japanese Yen			USD
JPY 795,000,000	Sell	01/06/06	6,798,765	6,740,783	57,982
Canadian Dollar			USD
CAD 40,000	Sell	01/23/06	33,755	34,266	(511)
South African Rand			USD
ZAR 3,230,000	Sell	01/12/06	476,408	508,773	(32,365)
Japanese Yen			USD
JPY 370,000,000	Sell	01/05/06	3,150,357	3,136,816	13,541
Euro			USD
EUR 250,000	Sell	05/18/06	295,250	297,189	(1,939)
Swiss Francs			USD
CHF 6,380,000	Sell	01/19/06	4,861,693	4,850,536	11,157
Japanese Yen			USD
JPY 368,000,000	Sell	01/10/06	3,112,798	3,121,869	(9,071)
Japanese Yen			USD
JPY 205,000,000	Sell	03/09/06	1,743,865	1,751,475	(7,610)
Swiss Francs			USD
CHF 6,360,000	Sell	01/19/06	4,862,571	4,835,330	27,241
Brazilian Real			USD
BRL 13,995,000	Sell	09/22/06	5,774,706	5,678,637	96,069
Japanese Yen			USD
JPY 1,075,000,000	Sell	01/13/06	9,019,970	9,123,110	(103,140)
Euro			USD
EUR 3,415,000	Sell	01/19/06	4,040,184	4,032,492	7,692
Japanese Yen			USD
JPY 205,000,000	Sell	03/09/06	1,734,613	1,751,475	(16,862)
New Zealand Dollar			USD
NZD 4,640,000	Sell	02/02/06	3,244,265	3,150,362	93,903
Euro			USD
EUR 1,330,000	Sell	02/02/06	1,573,190	1,571,717	1,473
Euro			USD
EUR 100,000	Sell	03/08/06	117,636	118,394	(758)
Japanese Yen			USD
JPY 5,000,000	Sell	03/09/06	42,080	42,719	(639)
Euro			USD
EUR 4,300,000	Sell	01/19/06	5,048,071	5,077,515	(29,444)
Australian Dollar			USD
AUD 2,990,000	Sell	03/06/06	2,212,600	2,188,984	23,616
Argentine Peso			USD
ARS 100,000	Sell	01/05/06	33,445	32,988	457
British Pound			USD
GBP 400,000	Sell	03/09/06	692,344	686,643	5,701
Japanese Yen			USD
JPY 303,000,000	Sell	01/10/06	2,516,494	2,570,452	(53,958)
Euro			USD
EUR 1,245,000	Sell	01/19/06	1,469,187	1,470,118	(931)
Euro			USD
EUR 1,270,000	Sell	01/19/06	1,500,810	1,499,638	1,172
Euro			USD
EUR 1,300,000	Sell	02/13/06	1,541,865	1,537,175	4,690
Japanese Yen			USD
JPY 594,000,000	Sell	01/04/06	4,958,264	5,035,213	(76,949)
British Pound			USD
GBP 2,405,000	Sell	01/17/06	4,269,260	4,128,470	140,790
Swiss Francs			USD
CHF 1,950,000	Sell	01/17/06	1,510,399	1,482,219	28,180
Chinese Yuan			USD
CNY 12,000,000	Sell	01/17/06	1,490,757	1,490,886	(129)
Japanese Yen			USD
JPY 177,000,000	Sell	01/17/06	1,515,411	1,502,904	12,507
Taiwanese Dollar			USD
TWD 49,600,000	Sell	01/17/06	1,483,919	1,513,354	(29,435)
Swedish Kronor			USD
SEK 12,000,000	Sell	01/17/06	1,532,391	1,509,779	22,612
New Zealand Dollar			USD
NZD 2,160,000	Sell	02/21/06	1,491,394	1,464,455	26,939
New Zealand Dollar			USD
NZD 2,640,000	Sell	02/21/06	1,819,013	1,789,889	29,124
Euro			USD
EUR 1,785,000	Sell	01/19/06	2,133,271	2,107,759	25,512
Japanese Yen			USD
JPY 249,000,000	Sell	01/19/06	2,153,234	2,114,798	38,436
Japanese Yen			USD
JPY 384,000,000	Sell	01/23/06	3,290,122	3,263,052	27,070
Japanese Yen			USD
JPY 384,000,000	Sell	01/05/06	3,282,177	3,255,506	26,671
Brazilian Real			USD
BRL 4,380,000	Sell	01/04/06	1,855,146	1,873,068	(17,922)
Brazilian Real			USD
BRL 4,370,000	Sell	01/04/06	1,854,524	1,868,792	(14,268)
Euro			USD
EUR 7,675,000	Sell	01/24/06	9,090,577	9,065,334	25,243
Brazilian Real			USD
BRL 8,710,000	Sell	02/02/06	3,709,145	3,690,562	18,583
Japanese Yen			USD
JPY 209,000,000	Sell	04/05/06	1,792,806	1,791,826	994
					$1,802,946

See Accompanying Notes to Financial Statements

ING OPPENHEIMER STRATEGIC INCOME PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF december 31, 2005 (CONTINUED)

Information conerning the Interest Rate Swap Agreements outstanding for the ING Oppenheimer Strategic Income Portfolio at December 31,2005, is shown below:

Type	Termination Date	Notional Principal		Unrealized Appreciation (Depreciation)
Receive a fixed rate equal to 4.480% and pay a floating rate based on the 6-month WIBOR	07/01/10	265,000	PLN	$(1,646)
Counterparty: Credit Suisse First Boston
Receive a fixed rate equal to 4.530% and pay a floating rate based on the 6-month WIBOR	07/05/10	1,950,000	PLN	(9,565)
Counterparty: Lehman Brothers
Receive a fixed rate equal to 10.290% and pay a floating rate based on the MXN-TIIE Index	06/04/15	2,340,000	MXN	18,993
Counterparty: Goldman Sachs
Receive a fixed rate equal to 9.410% and pay a floating rate based on the MXN-TIIE Index	08/31/20	2,240,000	MXN	3,936
Counterparty: Goldman Sachs
Receive a fixed rate equal to 10.700% and pay a floating rate based on the MXN-TIIE Index	05/08/15	4,060,000	MXN	43,056
Counterparty: Goldman Sachs
Receive a fixed rate equal to 5.520% and pay a floating rate based on the 6-month WIBOR	03/24/10	20,000	PLN	340
Counterparty: Citigroup Global Markets
Receive a fixed rate equal to 5.550% and pay a floating rate based on the 6-month WIBOR	03/24/10	32,000	PLN	556
Counterparty: Citigroup Global Markets
Receive a fixed rate equal to 10.850% and pay a floating rate based on the MXN-TIIE Index	03/05/15	800,000	MXN	9,217
Counterparty: Goldman Sachs
Receive a fixed rate equal to 18.000% and pay a floating rate based on the 6-Month BRR-CDI Index	01/02/07	599,000	BRL	1,482
Counterparty: Goldman Sachs
Receive a fixed rate equal to 0.670% and pay a floating rate based on 6-Month LIBOR	10/05/08	222,000,000	JPY	70
Counterparty: Morgan Stanley
Receive a floating rate based on the 6-Month LIBOR and pay a fixed rate equal to 1.522%	10/05/13	65,000,000	JPY	(360)
Counterparty: Morgan Stanley
Receive a fixed rate equal to 9.510% and pay a floating rate based on the MXIB-TIIE Index	08/26/25	6,700,000	MXN	$11,908
Counterparty: Goldman Sachs
Receive a fixed rate equal to 9.500% and pay a floating rate based on the MXIB-TIIE Index	08/28/25	4,450,000	MXN	7,489
Counterparty: Goldman Sachs
Receive a fixed rate equal to 17.180% and pay a floating rate based on the 3-month BRR-CDI Index	01/02/08	4,648,000	USD	1,009,203
Counterparty: Goldman Sachs
Receive a fixed rate equal to 5.460% and pay a floating rate based on the 6-Month U.S. Treasury Index	05/13/15	730,000	USD	(37,353)
Counterparty: Deutsche Bank
Receive a fixed rate equal to 9.990% and pay a floating rate based on the MXIB-TIIE Index	07/09/15	3,790,000	MXN	22,712
Counterparty: Lehman Brothers
Receive a fixed rate equal to 10.000% and pay a floating rate based on the MXIB-TIIE Index	07/09/15	3,830,000	MXN	23,664
Counterparty: Credit Suisse First Boston
Receive a fixed rate equal to 18.160% and pay a floating rate based on the BZDIOVRA Index	01/02/08	497,000	USD	139,638
Counterparty: Goldman Sachs
Receive a fixed rate equal to 8.140% and pay a floating rate based on the JIBAR 3-Month Index	05/18/10	2,210,000	BRL	9,817
Counterparty: Morgan Stanley
Receive a fixed rate equal to 9.760% and pay a floating rate based on the MXN-TIIE Index	08/17/15	3,700,000	MXN	17,576
Counterparty: J.P. Morgan
Receive a fixed rate equal to 10.430% and pay a floating rate based on the MXIB-TIIE Index	05/29/15	3,400,000	MXN	30,606
Counterparty: Goldman Sachs
Receive a fixed rate equal to 10.300% and pay a floating rate based on the MXIB-TIIE Index	06/01/15	3,400,000	MXN	27,844
Counterparty: Goldman Sachs

See Accompanying Notes to Financial Statements

ING OPPENHEIMER STRATEGIC INCOME PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF december 31, 2005 (CONTINUED)

Type	Termination Date	Notional Principal		Unrealized Appreciation (Depreciation)
Receive a fixed rate equal to 5.250% and pay a floating rate based on the 6-Month U.S. Treasury Index	06/23/15	390,000	USD	$(10,530)
Counterparty: Deutsche Bank
Receive a fixed rate equal to 10.000% and pay a floating rate based on the MXIB-TIIE Index	05/29/15	1,920,000	MXN	12,221
Counterparty: Goldman Sachs
Receive a fixed rate equal to 17.590% and pay a floating rate based on the 6-Month BRR-CDI Index	01/02/07	1,445,000	BRL	2,501
Counterparty: Morgan Stanley
Total Interest Rate Swap Agreements				$1,333,375

Information concerning the Credit Default Swap Agreements outstanding for the ING Oppenheimer Strategic Income Portfolio at December 31,2005, is shown below:

Ukraine Receive $2,173,000 in the event of default and pay 6-Month LIBOR + 1.650% Counterparty: Morgan Stanley	10/20/10	$2,173,000	$(12,223)
Phillippines Receive $1,500,000 in the event of default and pay 3.690% Counterparty: Deutsche Bank	09/20/15	1,500,000	26,250
Republic of Colombia Receive $360,000 in the event of default and pay 3.700% Counterparty: Morgan Stanley	08/20/15	360,000	(36,534)
Hungary Receive $745,000 in the event of default and pay 0.400% Counterparty: Citigroup Global Markets	12/20/15	745,000	352
Total Credit Default Swap Agreements			$(22,155)
Total Swap Agreements			$1,311,220

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING PIMCO TOTAL RETURN PORTFOLIO	AS OF DECEMBER 31, 2005

Principal Amount			Value
CORPORATE BONDS/NOTES: 1.6%

		Auto Manufacturers: 0.2%
$500,000		DaimlerChrysler NA Holding Corp., 4.700%, due 03/07/07	$499,660
			499,660

		Diversified Financial Services: 0.5%
150,000	L	CIT Group, Inc., 7.750%, due 04/02/12	170,333
100,000	S	Citigroup, Inc., 5.625%, due 08/27/12	103,214
600,000		Ford Motor Credit Co., 5.800%, due 01/12/09	523,751
400,000		Ford Motor Credit Co., 7.000%, due 10/01/13	342,268
100,000		Ford Motor Credit Co., 7.375%, due 02/01/11	87,741
100,000	C,L	Morgan Stanley, 5.300%, due 03/01/13	100,348
			1,327,655	`

		Electric: 0.2%
300,000	C,S	Columbus Southern Power Co., 6.600%, due 03/01/33	330,352
100,000	C	Entergy Gulf States, Inc., 3.600%, due 06/01/08	96,216
150,000	C	TXU Energy Co. LLC, 4.300%, due 01/17/06	150,001
			576,569

		Healthcare-Services: 0.1%
340,000	C,L	HCA, Inc., 5.250%, due 11/06/08	337,220
			337,220

		Oil & Gas: 0.2%
100,000		Pemex Project Funding Master Trust, 7.375%, due 12/15/14	111,350
200,000		Pemex Project Funding Master Trust, 8.625%, due 02/01/22	247,000
100,000	#	Pemex Project Funding Master Trust, 9.750%, due 03/30/18	127,600
			485,950

		Pipelines: 0.2%
200,000	C,L	El Paso Corp., 7.750%, due 01/15/32	201,500
300,000	#	Williams Cos, Inc., 6.375%, due 10/01/10	301,125
			502,625

		Telecommunications: 0.2%
24,000	C	AT&T Corp., 9.050%, due 11/15/11	26,595
30,000	C,S	AT&T Wireless Services, Inc., 7.875%, due 03/01/11	33,698
200,000	C,L	Qwest Corp., 8.875%, due 03/15/12	226,500
400,000	C,S	SBC Communications, Inc., 4.125%, due 09/15/09	386,575
			673,368
		Total Corporate Bonds/Notes (Cost $4,349,559)	4,403,047

U.S. GOVERNMENT AGENCY OBLIGATIONS: 67.6%

		Federal Home Loan Mortgage Corporation: 6.8%
$18,775	C	0.010%, due 04/25/24	$18,736
918,666	C,S	2.750%, due 02/15/12	911,928
805,746	C,S	3.500%, due 03/15/10	802,928
51,202	C	3.500%, due 07/15/32	49,101
1,086,086	C	4.363%, due 10/25/44	1,092,826
721,530	C,S	4.510%, due 01/25/45	720,452
61,399	C	4.770%, due 05/15/29	61,557
124,658	C	5.000%, due 09/15/16	124,610
4,546,182	C	5.000%, due 01/15/24	4,546,207
2,600,000	C	5.000%, due 07/15/24	2,596,139
498,242		5.000%, due 08/01/35	482,516
989,664		5.000%, due 09/01/35	958,428
37,452		5.500%, due 08/01/07	37,695
236,179		5.500%, due 03/01/23	236,442
513,908		5.500%, due 05/01/23	514,481
66,924		5.500%, due 08/15/30	66,872
488,094		5.500%, due 05/01/35	483,874
3,644,243		5.500%, due 05/01/35	3,612,736
683,889	C	5.630%, due 03/25/24	713,766
123,265		5.694%, due 04/01/32	127,145
10,386		6.000%, due 10/01/17	10,605
57,011		6.000%, due 02/01/22	58,059
1,063,124	S	6.000%, due 03/01/23	1,082,057
			19,309,160

		Federal National Mortgage Association: 60.8%
834,168	S	3.822%, due 11/28/35	834,470
924,436		4.000%, due 08/25/09	920,305
6,200,000		4.120%, due 03/22/06	6,143,109
3,443,812		4.197%, due 11/01/34	3,406,290
526,435		4.310%, due 03/25/34	527,153
525,475		4.363%, due 10/01/44	530,146
800,544		4.363%, due 10/01/44	807,661
3,900,000	S	4.376%, due 09/22/06	3,899,906
2,454,306		4.447%, due 02/01/35	2,430,269
68,310	C	4.541%, due 05/25/34	68,122
32,265		4.772%, due 02/01/20	32,978
35,145		4.963%, due 09/01/31	36,076
1,139,602		4.994%, due 09/01/34	1,129,961
150,410		5.000%, due 05/01/18	149,064
956,090		5.000%, due 11/01/18	947,534
522,435		5.000%, due 02/01/19	517,282
96,126		5.000%, due 08/01/19	95,177
483,195		5.000%, due 10/01/19	478,429
5,882,669		5.000%, due 06/25/27	5,867,655
772,443		5.000%, due 08/01/35	748,707
24,946		5.000%, due 09/01/35	24,180
654,075		5.000%, due 11/01/35	633,976
344,258		5.000%, due 11/01/35	333,679
499,168		5.000%, due 11/01/35	483,829
4,980,748		5.000%, due 11/01/35	4,827,694
392,196		5.000%, due 11/01/35	380,144
386,754		5.000%, due 11/01/35	374,870
713,754		5.000%, due 11/01/35	693,202
1,492,527		5.000%, due 12/01/35	1,446,663
8,000,000	W	5.000%, due 02/13/36	7,747,504
186,079		5.275%, due 12/01/36	186,765
3,645,436		5.337%, due 02/01/33	3,681,137
13,405		5.500%, due 01/25/16	13,377
160,077		5.500%, due 03/01/16	161,377

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Ing Pimco TOTAL RETURN PORTFOLIO	AS OF DECEMBER 31, 2005 (CONTINUED)

Principal Amount			Value
		Federal National Mortgage Association (continued)
$306,941		5.500%, due 06/01/23	$307,098
821,181		5.500%, due 02/01/24	821,600
107,771		5.500%, due 05/01/33	107,015
44,032		5.500%, due 07/01/33	43,723
854,084	S	5.500%, due 11/01/33	848,087
320,437		5.500%, due 11/01/33	318,187
223,528		5.500%, due 12/01/33	221,959
512,638		5.500%, due 04/01/34	509,039
99,538		5.500%, due 10/01/34	98,690
861,697	S	5.500%, due 11/01/34	854,354
330,064		5.500%, due 12/01/34	327,251
893,000	S	5.500%, due 12/01/34	885,390
44,268		5.500%, due 12/01/34	43,891
519,110		5.500%, due 01/01/35	514,686
962,249	S	5.500%, due 01/01/35	954,048
14,183,210		5.500%, due 02/01/35	14,062,340
9,101,984	S	5.500%, due 02/01/35	9,024,417
37,655		5.500%, due 04/01/35	37,306
115,359		5.500%, due 04/01/35	114,290
38,767		5.500%, due 04/01/35	38,407
877,621		5.500%, due 05/01/35	869,485
52,388		5.500%, due 05/01/35	51,902
3,089,442	S	5.500%, due 05/01/35	3,060,801
801,788		5.500%, due 06/01/35	794,355
882,479		5.500%, due 06/01/35	874,298
863,706		5.500%, due 07/01/35	855,699
744,270		5.500%, due 07/01/35	737,370
50,245		5.500%, due 08/01/35	49,779
2,440,465		5.500%, due 08/01/35	2,417,840
2,932,612		5.500%, due 08/01/35	2,905,424
489,277		5.500%, due 08/01/35	484,741
488,879		5.500%, due 09/01/35	484,346
7,419,802		5.500%, due 09/01/35	7,351,014
59,000,000		5.500%, due 01/12/36	58,428,408
3,000,000		5.500%, due 02/13/36	2,968,125
244,518		5.720%, due 04/25/24	253,090
294,636		5.735%, due 04/01/32	294,078
155,431		6.000%, due 04/01/17	158,931
430,660		6.000%, due 06/01/17	440,360
76,604		6.000%, due 01/01/18	78,330
51,913		6.000%, due 12/01/18	52,925
582,475		6.000%, due 04/01/22	592,891
1,246,824	S	6.000%, due 06/01/22	1,269,121
240,929		6.000%, due 01/01/23	245,238
188,076		6.500%, due 03/01/17	193,294
45,688		6.500%, due 07/01/29	47,065
5,370,536		7.500%, due 08/25/35	5,598,657
			172,248,036

		Government National Mortgage Association: 0.0%
65,089	C	4.770%, due 03/16/32	65,568
			65,568
		Total U.S. Government Agency Obligations (Cost $192,243,902)	191,622,764

U.S. TREASURY OBLIGATIONS: 15.4%

		U.S. Treasury Bond: 5.6%
1,700,000	S	6.250%, due 08/15/23	2,030,572
300,000	L	7.250%, due 08/15/22	390,774
2,000,000	L	8.125%, due 08/15/19	2,713,908
$6,100,000	L	8.750%, due 05/15/17	$8,378,448
1,700,000	S	8.875%, due 08/15/17	2,362,867
			15,876,569

		U.S. Treasury Inflation-Indexed Bond: 1.2%
1,400,000	L	1.875%, due 07/15/13	1,498,141
700,000	L	1.875%, due 07/15/15	705,229
1,200,000	S,L	2.000%, due 07/15/14	1,261,449
			3,464,819

		U.S. Treasury Note: 8.6%
2,900,000		4.250%, due 08/15/13	2,874,967
6,400,000		4.250%, due 11/15/13	6,341,005
6,600,000		4.250%, due 08/15/14	6,529,882
8,800,000		4.250%, due 11/15/14	8,700,313
			24,446,167
		Total U.S. Treasury Obligations (Cost $43,810,739)	43,787,555

ASSET-BACKED SECURITIES: 2.5%

		Credit Card Asset Backed Securities: 0.2%
700,000	C,S	Bank One Issuance Trust, 4.420%, due 10/15/08	700,490
			700,490

		Home Equity Asset Backed Securities: 1.8%
1,296,026	#,C,S	AAA Trust, 3.560%, due 11/26/35	1,297,648
1,187,014	C	ACE Securities Corp., 4.489%, due 10/25/35	1,187,844
1,295,902	C	Argent Securities, Inc., 4.479%, due 11/25/35	1,296,813
101,029	C	HFC Home Equity Loan Asset Backed Certificates, 4.720%, due 10/20/32	101,128
784,806	C	New Century Home Equity Loan Trust, 4.280%, due 07/25/35	785,165
489,465	C	New Century Home Equity Loan Trust, 4.300%, due 09/25/35	489,832
			5,158,430

		Other Asset Backed Securities: 0.5%
792,434	C	Countrywide Asset-Backed Certificates, 4.270%, due 12/25/35	792,970
196,720	#,C,S	Quest Trust, 4.750%, due 06/25/34	197,233
86,424	C,S	Residential Asset Mortgage Products, Inc., 4.330%, due 05/25/26	86,485
229,280	C,S	Residential Asset Mortgage Products, Inc., 4.530%, due 11/25/33	229,422
44,249	C,S	Structured Asset Securities Corp., 4.690%, due 05/25/32	44,476
			1,350,586
		Total Asset-Backed Securities (Cost $7,203,984)	7,209,506

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Ing pimco TOTAL RETURN PORTFOLIO	AS OF DECEMBER 31, 2005 (CONTINUED)

Principal Amount			Value
COLLATERALIZED MORTGAGE OBLIGATIONS: 10.8%

		Agency Collateral CMO: 2.0%
$5,596,241	C	FHLMC Structured Pass Through Securities, 4.419%, due 07/25/44	$5,682,976
			5,682,976

		Agency Collateral PAC CMO: 0.3%
310,111		Fannie Mae, 3.500%, due 04/25/17	307,082
648,016		Fannie Mae, 5.000%, due 04/25/14	646,692
			953,774

		Commercial Mortgage Backed Securities: 0.1%
190,825	#,S	Banc of America Large Loan, 4.570%, due 11/15/15	191,032
			191,032

		Whole Loan Collateral CMO: 8.2%
845,181	C	Adjustable Rate Mortgage Trust, 4.625%, due 05/25/35	834,167
1,219,784	C	American Home Mortgage Investment Trust, 4.390%, due 02/25/45	1,191,020
1,181,697	C	Banc of America Funding Corp., 4.116%, due 05/25/35	1,170,801
944,622	C	Banc of America Mortgage Securities, 3.990%, due 07/25/33	909,297
316,884	C,S	Banc of America Mortgage Securities, 4.830%, due 01/25/34	319,030
512,143	C	Banc of America Mortgage Securities, 5.000%, due 05/25/34	504,883
1,247,962	C	Bear Stearns Adjustable Rate Mortgage Trust, 4.750%, due 10/25/35	1,240,196
35,082	C,S	Bear Stearns Adjustable Rate Mortgage Trust, 5.942%, due 06/25/32	35,007
826,822	C,S	Bear Stearns Alt-A Trust, 5.426%, due 05/25/35	829,620
1,129,463	C	Citigroup Mortgage Loan Trust, Inc., 4.722%, due 08/25/35	1,112,270
1,276,115	C	Countrywide Alternative Loan Trust, 4.580%, due 11/20/35	1,275,568
1,190,809	C	Countrywide Alternative Loan Trust, 4.580%, due 11/20/35	1,190,133
193,081	C,S	Countrywide Home Loan Mortgage Pass Through Trust, 4.470%, due 08/25/34	193,199
701,025	C,S	Countrywide Home Loan Mortgage Pass Through Trust, 4.699%, due 03/25/35	700,240
2,045,375	#,C,S	Countrywide Home Loan Mortgage Pass Through Trust, 4.719%, due 06/25/35	2,049,711
213,814	C,S	CS First Boston Mortgage Securities Corp., 5.750%, due 09/22/17	211,548
$932,836	C	Downey Savings & Loan Association Mortgage Loan Trust, 5.244%, due 07/19/44	$942,439
488,530	C	GMAC Mortgage Corp. Loan Trust, 5.500%, due 09/25/34	485,828
437,867	C	GSR Mortgage Loan Trust, 3.412%, due 06/25/34	429,664
1,226,976	C	GSR Mortgage Loan Trust, 4.541%, due 09/25/35	1,207,671
17,548	C	GSR Mortgage Loan Trust, 6.000%, due 03/25/32	17,522
883,170	C	Harborview Mortgage Loan Trust, 4.590%, due 05/19/35	879,278
60,852	C,S	Residential Funding Mtg Sec I, 6.500%, due 03/25/32	61,744
649,654	C,S	Sequoia Mortgage Trust, 4.720%, due 07/20/33	651,663
93,488	C,S	Washington Mutual, Inc., 4.324%, due 02/27/34	93,124
148,764	C	Washington Mutual, Inc., 4.419%, due 08/25/42	148,060
839,509	C,S	Washington Mutual, Inc., 4.649%, due 12/25/27	839,415
704,290	C,S	Washington Mutual, Inc., 4.689%, due 01/25/45	704,998
1,881,344	C,S	Wells Fargo Mortgage Backed Securities Trust, 3.989%, due 01/25/35	1,844,428
1,076,061	C	Wells Fargo Mortgage Backed Securities Trust, 4.362%, due 05/25/35	1,062,696
			23,135,220

		Whole Loan Collateral PAC: 0.2%
272,231	C,S	Residential Accredit Loans, Inc., 4.779%, due 03/25/33	272,613
328,383	C	Residential Asset Securitization Trust, 4.779%, due 05/25/33	329,126
			601,739
		Total Collateralized Mortgage Obligations (Cost $30,664,676)	30,564,741

MUNICIPAL BONDS: 2.1%

		Municipal: 2.1%
250,000	C,S	Akron, OH, 5.000%, due 12/01/33	260,083
200,000	C	Badger TOB Asset Securitization Corp., 6.125%, due 06/01/27	211,094
800,000	C,S	Badger TOB Asset Securitization Corp., 6.375%, due 06/01/32	852,504
10,000	S	City of San Antonio TX, 5.000%, due 02/01/10	10,588
390,000	S	City of San Antonio TX, 5.000%, due 02/01/10	412,164
50,000	C	Clark County School District, 6.970%, due 06/15/13	60,646
100,000	S	Energy Northwest, 5.500%, due 07/01/12	109,996
50,000		Energy Northwest, 8.310%, due 07/01/15	62,167
200,000	C	Florida State Board of Education, 5.000%, due 06/01/32	208,634

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Ing Pimco TOTAL RETURN PORTFOLIO	AS OF DECEMBER 31, 2005 (CONTINUED)

Principal Amount			Value
		Municipal (continued)
$100,000	C	Golden State Tobacco Securitization Corp., 6.250%, due 06/01/33	$108,877
300,000	C	Golden State Tobacco Securitization Corp., 6.750%, due 06/01/39	335,883
100,000	C	Kettering City School District, 5.000%, due 12/01/30	104,441
645,000	C	New York City Municipal Water Finance Authority, 6.220%, due 06/15/34	688,679
300,000	C	New York City Municipal Water Finance Authority, 5.667%, due 06/15/38	322,392
450,000	C	Orange County Sanitation District, 6.240%, due 02/01/33	487,962
150,000		State of California, 6.240%, due 07/01/11	173,226
300,000	C	State of Texas, 5.185%, due 04/01/35	303,978
890,000	C	Texas State University, 5.000%, due 03/15/30	928,181
100,000	C,S	Tobacco Settlement Financing Corp./LA, 5.875%, due 05/15/39	104,332
200,000	C,S	Tobacco Settlement Financing Corp./RI, 6.250%, due 06/01/42	208,870
			5,954,697
		Total Municipal Bonds (Cost $5,739,290)	5,954,697

OTHER BONDS: 12.6%

		Foreign Government Bonds: 12.6%
24,000	@@,C,L	Brazil Government Bond, 5.188%, due 04/15/06	24,016
143,300	@@,C	Brazil Government Bond, 5.250%, due 04/15/09	142,743
592,658	@@,C	Brazil Government Bond, 5.250%, due 04/15/12	586,731
738,000	@@,L	Brazilian Government International Bond, 8.000%, due 01/15/18	797,409
380,000	@@,L	Brazil Government Bond, 10.271%, due 06/29/09	439,375
160,000	@@,L	Brazil Government Bond, 11.500%, due 03/12/08	179,360
1,100,000	@@	Deutsche Bundesrepublik, 4.250%, due 01/04/14	1,388,790
600,000	@@	Deutsche Bundesrepublik, 4.250%, due 07/04/14	758,857
6,200,000	@@	Dutch Treasury Certificate, 2.080%, due 01/31/06	7,300,116
4,800,000	@@	Dutch Treasury Certificate, 2.110%, due 02/28/06	5,642,366
600,000	@@,#	Export-Import Bank of China, 4.875%, due 07/21/15	584,315
3,320,000	@@	French Discount T-Bill, 2.370%, due 02/09/06	3,905,808
3,990,000	@@	French Discount T-Bill, 2.430%, due 03/23/06	4,680,472
$1,310,000	@@	French Discount T-Bill, 2.500%, due 05/24/06	$1,529,897
4,040,000	@@	French Government Bond OAT, 5.000%, due 01/12/06	4,769,077
400,000	@@,#	Hong Kong Government Bond, 5.125%, due 08/01/14	401,333
100,000	@@,S	Mexico Government Bond, 6.375%, due 01/16/13	106,500
150,000	@@	Mexico Government Bond, 8.125%, due 12/30/19	184,500
300,000	@@,S	Mexico Government Bond, 8.300%, due 08/15/31	386,250
250,000	@@,L	Panama Government Bond, 8.875%, due 09/30/27	298,750
25,000	@@	Panama Government Bond, 9.375%, due 01/16/23	31,438
84,000	@@	Panama Government Bond, 9.625%, due 02/08/11	98,490
100,000	@@,L	Peru Government Bond, 9.125%, due 01/15/08	108,000
340,000	@@	Peru Government Bond, 9.125%, due 02/21/12	390,150
740,000	@@	Russia Government Bond, 5.000%, due 03/31/30	837,221
60,000	@@	Russia Government Bond, 8.250%, due 03/31/10	64,014
75,000	@@	South Africa Government Bond, 9.125%, due 05/19/09	84,281
117,608	@@	Ukraine Government Bond, 11.000%, due 03/15/07	122,546
			35,842,805
		Total Other Bonds (Cost $35,821,092)	35,842,805

Shares			Value

PREFERRED STOCK: 0.1%

		Federal National Mortgage Association: 0.1%
2,900	C	Fannie Mae	$158,775
			158,775
		Total Preferred Stock (Cost $145,000)	158,775

No. of Contracts/Notional Principal				Value

OPTIONS: 0.1%
	123		EuroDollar Put Option, expires 12/18/2006	$—
EUR	5,300,000	I	EURO Call Swaption, Strike Price 4.50, expires 04/04/06	2,942
EUR	1,000,000	I	EURO Call Swaption, Strike Price 4.50, expires 06/02/06	4,455
EUR	6,500,000	I	EURO Call Swaption, Strike Price 4.50, expires 10/04/06	16,598
EUR	5,100,000	I	EURO Call Swaption, Strike Price 4.25, expires 10/24/06	7,823
EUR	500,000	I	EURO Put Swaption, Strike Price 6.25, expires 04/27/09	14,964
EUR	12,100,000	I	EURO Call Swaption, Strike Price 4.25, expires 10/12/06	17,303

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Ing Pimco TOTAL RETURN PORTFOLIO	AS OF DECEMBER 31, 2005 (CONTINUED)

No. of Contracts		Value
OPTIONS (continued)
9,500,000	EURO Call Swaption, Strike Price 4.50, expires 10/18/06	$26,334
12,800,000	EURO Call Swaption, Strike Price 4.75, expires 08/08/06	47,629
500,000	EURO Call Swaption, Strike Price 5.75, expires 04/27/09	64,882
		202,930
	Total Purchased Options (Cost $291,228)	202,930
	Total Long-Term Investments: (Cost $320,269,470)	319,746,820

No. of Contracts				Value

SHORT-TERM INVESTMENTS: 24.2%
		Commercial Paper: 18.0%
$3,700,000		Barclays PLC, 4.300%, due 02/28/05		3,376,562
3,400,000		Barclays PLC, 4.310%, due 02/27/06		3,674,090
7,600,000		BNP Paribas, 4.380%, due 04/20/06		7,499,604
800,000	#	COX Communications, Inc., 4.270%, due 01/17/06		800,000
2,600,000		Den Norske Bank ASA, 4.100%, due 02/22/06		2,584,390
3,100,000		Den Norske Bank ASA, 4.440%, due 04/28/06		3,055,515
2,000,000		Dexia Delaware LLC, 4.220%, due 03/14/06		1,983,020
1,500,000		HBOS Treasury Services PLC, 4.130%, due 02/15/06		1,492,127
2,900,000		HBOS Treasury Services PLC, 4.150%, due 04/28/06		2,882,055
3,600,000		NAT AUS FDG, 4.300%, due 01/04/06		3,598,280
2,100,000		Skandinavia Enskilda Banken, 4.300%, due 02/17/06		2,088,020
800,000		Societe Generale, 4.180%, due 03/06/06		794,008
7,500,000		Societe Generale, 4.250%, due 03/20/06		7,430,625
1,800,000		UBS Finance LLC, 4.070%, due 02/22/06		1,789,272
400,000		UBS Finance LLC, 4.300%, due 02/28/06		397,199
1,100,000		UBS Finance LLC, 4.150%, due 03/02/06		1,092,311
5,000,000		UBS Finance LLC, 4.370%, due 04/17/06		4,935,850
1,500,000		Westpac Trust, 4.300%, due 02/21/06		1,490,743
				50,963,671
		Treasury Bill: 0.2%
670,000	L	United States Treasury Bill, 3.770%, due 03/16/06		664,773
				664,773

$208,383,000		The Bank of New York Institutional Cash Reserves Fund		$16,934,000
				16,934,000
		Total Short-Term Investments: (Cost $68,558,066)		68,562,444
		Total Investments in Securities (Cost $388,827,536)*	137.0%	$388,309,264
		Other Assets and Liabilities-Net	(37.0)	(104,902,164)
		Net Assets	100.0	$283,407,100

@@	Foreign Issuer
#

Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.

C	Bond may be called prior to maturity date.
cc	Securities purchased with cash collateral for securities loaned.
W	When-issued or delayed delivery security.
S	Segregated securities for certain derivatives, when-issued or delayed-delivery securities and forward foreign currency exchange contracts.
I	Illiquid security
L	Loaned security, a portion or all of the security is on loan at December 31, 2005.
*	Cost for federal income tax purposes is $389,296,250.
Net unrealized depreciation consists of:
	Gross Unrealized Appreciation	$4,050,412
	Gross Unrealized Depreciation	(5,037,398)
	Net Unrealized Depreciation	$(986,986)

No. of Contracts/ Notional Principal		Expiration Date	Strike Price/Rate	Value

WRITTEN OPTIONS Call Options Written
64	U.S. Treasury Note Future	2/24/06	111	$(16,000)
EUR 5,500,000	OTC 3 Months LIBOR/ 5 Years Interest Rate Swaption Counterparty: Merrill Lynch Capital Services	8/8/06	4.78	(52,305)
EUR 4,100,000	OTC 3 Months LIBOR/ 5 Years Interest Rate Swaption Counterparty: J.P. Morgan Chase Bank	10/18/06	4.56	(30,676)
EUR 5,200,000	OTC 3 Months LIBOR/ 5 Years Interest Rate Swaption Counterparty: J.P. Morgan Chase Bank	10/12/06	4.30	(20,847)
EUR 1,800,000	OTC 3 Months LIBOR/ 5 Years Interest Rate Swaption Counterparty: Citibank NA	10/4/06	4.54	(12,343)

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Ing Pimco TOTAL RETURN PORTFOLIO	AS OF DECEMBER 31, 2005 (CONTINUED)

No. of Contracts/ Notional Principal		Expiration Date	Strike Price/Rate	Value

EUR	OTC 3 Months LIBOR/
1,000,000	5 Years Interest Rate Swaption Counterparty: Merrill Lynch Capital Services	10/4/06	4.54	$(6,857)
EUR	OTC 3 Months LIBOR/
2,200,000	5 Years Interest Rate Swaption Counterparty: Wachovia NA	10/24/06	4.31	(9,539)
EUR	OTC 3 Months LIBOR/
1,300,000	7 Years Interest Rate Swaption Counterparty: Lehman Brothers Special Financing, Inc.	4/4/06	4.54	(2,531)
EUR	OTC 3 Months LIBOR/
1,000,000	5 Years Interest Rate Swaption Counterparty: Citibank NA	4/4/06	4.54	(1,643)
EUR	OTC 3 Months LIBOR/
2,300,000	7 Years Interest Rate Swaption Counterparty: J.P. Morgan Chase Bank	6/2/06	4.00	(998)
	Total Liability for Call Options Written (Premiums received $243,816)			$(153,739)

Put Options Written
64	U.S. Treasury Note Future 2/24/06		107	$(10,000)
	Total Liability for Put Options Written (Premiums received $15,122)			$(10,000)
	Total Written Options (Premiums received $258,938)			$(163,739)

The following short positions were held by the ING PIMCO Total Return Portfolio at December 31, 2005:

Principal Amount	Descriptions	Market Value
(8,000,000)	Federal National Mortgage Association, 5.000%, due 01/12/36	$(7,752,496)

	Total Short Positions (Proceeds $7,714,062)	$(7,752,496)

Information concerning open futures contracts for the ING PIMCO Total Return Portfolio at December 31, 2005 is shown below:

Long Contracts	No. of Contracts	Notional Market Value	Expiration Date	Unrealized Gain (Loss)
EuroDollar Future	85	$20,235,313	03/13/06	$(44,520)
EuroDollar Future	90	21,431,250	03/19/07	32
90 Day Euro Future	390	92,776,125	06/19/06	(29,940)
Euro-Bond Future	66	9,485,280	03/08/06	97,480
U.S. Long Bond	37	4,224,938	03/31/06	52,431
				$75,483

At December 31, 2005 the following forward foreign currency contracts were outstanding for the ING PIMCO Total Return Portfolio:

Currency	Buy/Sell	Settlement Date	In Exchange For	Value	Unrealized Appreciation (Depreciation)
Chilean Peso CLP 4,431,000	Buy	02/02/06	USD 7,870	8,650	780
Chilean Peso CLP 22,343,000	Buy	02/16/06	USD 41,113	43,606	2,493
Chilean Peso CLP 18,181,000	Buy	02/16/06	USD 33,835	35,483	1,648
Euro EUR 5,337,000	Buy	01/18/06	USD 6,326,218	6,301,667	(24,551)
Indian Rupee INR 2,316,000	Buy	03/20/06	USD 52,469	51,230	(1,239)
Japanese Yen JPY 307,728,000	Buy	01/10/06	USD 2,612,720	2,610,561	(2,159)
South Korean Won KRW 139,100,000	Buy	01/26/06	USD 136,306	137,642	1,336
South Korean Won KRW 28,000,000	Buy	02/24/06	USD 27,446	27,717	271
South Korean Won KRW 35,400,000	Buy	03/21/06	USD 34,570	35,052	482
Mexican Peso MXN 716,000	Buy	02/28/06	USD 64,204	66,864	2,660
Mexican Peso MXN 337,000	Buy	03/23/06	USD 30,369	31,403	1,034
Peruvian Neuvos Soles PEN 192,000	Buy	02/22/06	USD 59,122	55,994	(3,128)
Peruvian Neuvos Soles PEN 119,000	Buy	03/13/06	USD 36,214	34,709	(1,505)
Polish Zloty PLN 96,000	Buy	03/27/06	USD 29,703	29,473	(230)
Russian Ruble RUR 1,833,000	Buy	01/31/06	USD 63,602	63,696	94
Russian Ruble RUR 685,000	Buy	02/13/06	USD 23,989	23,795	(194)
Russian Ruble RUR 918,000	Buy	03/22/06	USD 32,404	31,858	(546)
Singapore Dollar SGD 109,000	Buy	01/26/06	USD 66,411	65,607	(804)
Singapore Dollar SGD 41,000	Buy	02/24/06	USD 24,796	24,702	(94)
Singapore Dollar SGD 52,000	Buy	03/20/06	USD 31,222	31,359	499
Slovakian Koruna SKK 1,817,000	Buy	03/02/06	USD 57,518	56,787	(733)
Slovakian Koruna SKK 1,140,000	Buy	03/27/06	USD 36,116	35,670	(446)
Taiwanese Dollar TWD 800,000	Buy	02/24/06	USD 25,149	24,498	(651)
Taiwanese Dollar TWD 1,000,000	Buy	03/21/06	USD 30,581	30,722	141
					$(24,842)

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Ing Pimco TOTAL RETURN PORTFOLIO	AS OF DECEMBER 31, 2005 (CONTINUED)

Currency	Buy/Sell	Settlement Date	In Exchange For	Value	Unrealized Appreciation (Depreciation)
Euro EUR 18,756,000	Sell	01/18/06	USD 22,013,392	22,146,160	$(132,768)
Euro EUR 1,393,000	Sell	01/18/06	USD 1,634,368	1,644,786	(10,418)
Euro EUR 3,700,000	Sell	01/18/06	USD 4,394,601	4,368,778	25,823
Euro EUR 3,969,000	Sell	01/18/06	USD 4,703,706	4,686,400	17,306
Euro EUR 1,298,000	Sell	01/18/06	USD 1,535,463	1,532,614	2,849
					$(97,208)

Information concerning the Interest Rate Swap Agreements outstanding for the ING PIMCO Total Return Portfolio at December 31, 2005 is shown below:

Type	Termination Date	Notional Principal		Unrealized Appreciation (Depreciation)
Receive a floating rate based on the 6-month EURIBOR and pay a fixed rate equal to 4.000% Counterparty: J.P. Morgan Chase Bank	12/15/14	3,200,000	EUR	$(58,698)
Receive a floating rate based on the 6-month EURIBOR and pay a fixed rate equal to 4.000% Counterparty: Merrill Lynch Capital Services	12/15/14	9,200,000	EUR	2,521
Receive a floating rate based on the 6-month LIBOR and pay a fixed rate equal to 2.000% Counterparty: Morgan Stanley Capital Services, Inc.	06/15/12	130,000,000	JPY	(55,426)
Receive a fixed rate equal to 4.000% and pay a floating rate based on the 3-month LIBOR (I) Counterparty: Goldman Sachs Capital Markets, L.P.	12/15/07	900,000	USD	(14,034)
Receive a fixed rate equal to 5.000% and pay a floating rate based on the 3-month LIBOR (I) Counterparty: UBS AG	06/21/11	15,300,000	USD	3,964
Receive a floating rate based on the 3-month LIBOR and pay a fixed rate equal to 5.000% Counterparty: Barclays Bank PLC	06/21/16	3,000,000	USD	(40,043)
Receive a fixed rate equal to 5.000% and pay a floating rate based on the 3-month LIBOR (I) Counterparty: Goldman Sachs Capital Markets, L.P.	06/21/11	6,900,000	USD	32,631
Receive a floating rate based on the 6-month EURIBOR and pay a fixed rate equal to 4.00% Counterparty: Barclays Bank PLC	12/15/14	3,400,000	EUR	0
Receive a floating rate based on the 3-month LIBOR and pay a fixed rate equal to 5.000% Counterparty: GoldmanSachs Capital Markets, L.P.	06/21/16	6,600,000	USD	$(87,700)
Receive a floating rate based on the 3-month LIBOR and pay a fixed rate equal to 5.000% Counterparty: Lehman Brothers Special Financing, Inc.	06/21/16	400,000	USD	(5,323)
Receive a fixed rate equal to 5.000% and pay a floating rate based on the 3-month LIBOR (I) Counterparty: Barclays Bank PLC	06/21/11	8,000,000	USD	39,113
Total Interest Rate Swap Agreements				$(182,995)

Information concerning the Credit Default Swap Agreements outstanding for the ING PIMCO Total Return Portfolio at December 31, 2005 is shown below:

Russian Federation Receive 0.610% and pay $400,000 in the event of default. (I) Counterparty: Merrill Lynch International	03/20/07	$400,000	$1,158
Russian Federation Receive 0.700% and pay $500,000 in the event of default. (I) Counterparty: Goldman Sachs International	03/20/07	500,000	1,985
Dow Jones CDX EM3 Receive 2.100% and pay $900,000 in the event of default. (I) Counterparty: Morgan Stanley Capital Services, Inc.	06/20/10	900,000	58,364
General Motors Corp. Receive 4.480% and pay $500,000 in the event of default. Counterparty: HSBC Bank USA, N.A.	06/20/07	500,000	(75,294)

Type	Termination Date	Notional Principal	Unrealized Appreciation (Depreciation)
General Motors Acceptance Corp. Receive 3.550% and pay $500,000 in the event of default. Counterparty: Lehman Brothers Special Financing, Inc.	06/20/07	500,000	$(12,395)
Ford Motor Co. Receive 2.680% and pay $500,000 in the event of default. Counterparty: HSBC Bank USA, N.A.	06/20/07	500,000	(17,285)

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Ing pimco TOTAL RETURN PORTFOLIO	AS OF DECEMBER 31, 2005 (CONTINUED)

Type	Termination Date	Notional Principal	Unrealized Appreciation (Depreciation)
Ford Motor Co. Receive 3.300% and pay $500,000 in the event of default. Counterparty: Morgan Stanley Capital Services, Inc.	06/20/06	500,000	$(4,101)
Russian Federation Receive 0.770% and pay $200,000 in the event of default. Counterparty: J.P. Morgan Chase Bank	05/20/07	200,000	1,061
Russian Federation Receive 0.580% and pay $100,000 in the event of default. Counterparty: Morgan Stanley Capital Services, Inc.	06/20/06	100,000	136
General Motors Acceptance Corp. Receive 1.700% and pay $500,000 in the event of default. Counterparty: Morgan Stanley Capital Services, Inc.	09/20/06	500,000	(13,172)
Dow Jones CDX XO5 Receive 2.000% and pay $400,000 in the event of default. Counterparty: Lehman Brothers Special Financing, Inc.	12/20/10	400,000	(781)
Republic of Turkey Receive $300,000 in the event of default and pay 2.110% Counterparty: Lehman Brothers Special Financing, Inc.	09/20/10	300,000	(10,446)
Republic of Turkey Receive $100,000 in the event of default and pay 2.260% Counterparty: Morgan Stanley Capital Services, Inc.	10/20/10	100,000	(3,191)
Dow Jones CDX XO5 Receive 2.200% and pay $2,600,000 in the event of default. Counterparty: Citibank NA	12/20/10	2,600,000	(5,752)
Republic of Turkey Receive $100,000 in the event of default and pay 2.110% Counterparty: Lehman Brothers Special Financing, Inc.	10/20/10	100,000	(2,761)
Total Credit Default Swap Agreements			$(82,474)
Total Swap Agreements			$(265,468)

See Accompanying Notes to Financial Statements

ING SALOMON BROTHERS	PORTFOLIO OF INVESTMENTS
AGGRESSIVE GROWTH PORTFOLIO	AS OF DECEMBER 31, 2005

Shares			Value
COMMON STOCK: 94.7%
		Aerospace/Defense: 2.9%
375,500		L-3 Communications Holdings, Inc.	$27,918,425
			27,918,425
		Biotechnology: 18.6%
654,190	@	Amgen, Inc.	51,589,423
669,200	@,L	Biogen Idec, Inc.	30,334,836
102,900	@,L	CancerVax Corp.	142,002
839,800	@,L	Chiron Corp.	37,337,508
31,700	@,L	Genentech, Inc.	2,932,250
681,070	@	Genzyme Corp.	48,206,135
540,100	@,L	Millennium Pharmaceuticals, Inc.	5,238,970
198,300	@,L	Vertex Pharmaceuticals, Inc.	5,486,961
			181,268,085
		Computers: 3.1%
31,500	@,L	LaserCard Corp.	472,185
731,800	@,L	Maxtor Corp.	5,078,692
534,600	@	Quantum Corp.	1,630,530
370,800	@,L	Sandisk Corp.	23,293,656
83,100	@,X	Seagate Technology, Inc.	1
			30,475,064
		Diversified Financial Services: 10.6%
76,800		CIT Group, Inc.	3,976,704
91,700	L	Cohen & Steers, Inc.	1,708,371
2,696		Goldman Sachs Group, Inc.	344,306
466,604		Lehman Brothers Holdings, Inc.	59,804,635
562,160		Merrill Lynch & Co., Inc.	38,075,097
			103,909,113
		Equity Fund: 1.3%
312,200	L	Nasdaq-100 Index Tracking Stock	12,619,124
			12,619,124
		Healthcare-Products: 1.8%
79,800	@,L	Biosite, Inc.	4,491,942
20,900	@	BioVeris Corp.	95,513
220,100		Johnson & Johnson	13,228,010
			17,815,465
		Healthcare-Services: 6.1%
954,500		UnitedHealth Group, Inc.	59,312,630
			59,312,630
		Media: 13.9%
805,700	@,L	Cablevision Systems Corp.	18,909,779
1,243,190	@,L	Comcast Corp.	31,937,551
112,300	@,L	Comcast Corp.	2,915,308
193,210	@,L	Discovery Holding Co.	2,927,132
67,550	@,L	Liberty Global, Inc.	1,519,875
67,550	@	Liberty Global, Inc.- Series C Shares	1,432,060
1,932,100	@,L	Liberty Media Corp.	15,205,627
1,812,530		Time Warner, Inc.	31,610,523
363,611		Viacom, Inc.	11,853,719
689,500		Walt Disney Co.	$16,527,315
93,300		World Wrestling Entertainment, Inc.	1,369,644
			136,208,533
		Miscellaneous Manufacturing: 4.2%
353,300		Pall Corp.	9,489,638
1,101,395	@@,L	Tyco International Ltd.	31,786,260
			41,275,898
		Oil & Gas: 5.4%
559,500		Anadarko Petroleum Corp.	53,012,625
5,645	@	Bill Barrett Corp.	217,953
			53,230,578
		Oil & Gas Services: 7.0%
495,700	@	Grant Prideco, Inc.	21,870,284
1,277,800	@,L	Weatherford International Ltd.	46,256,360
			68,126,644
		Pharmaceuticals: 7.9%
136,500	@,L	Alkermes, Inc.	2,609,880
997,044	@,L	Forest Laboratories, Inc.	40,559,750
499,600	@,L	ImClone Systems, Inc.	17,106,304
94,400	@,L	Isis Pharmaceuticals, Inc.	494,656
326,700	@,L	King Pharmaceuticals, Inc.	5,527,764
74,600	@,L	Nabi Biopharmaceuticals	252,148
80,050		Pfizer, Inc.	1,866,766
67,832	@@,L	Teva Pharmaceutical Industries Ltd ADR	2,917,454
306,600		Valeant Pharmaceuticals International	5,543,328
27,445	@,L	ViaCell, Inc.	154,241
			77,032,291
		Retail: 0.3%
193,300	@,L	Charming Shoppes	2,551,560
			2,551,560
		Semiconductors: 6.6%
228,700	@	Broadcom Corp.	10,783,205
90,400	@,L	Cabot Microelectronics Corp.	2,651,432
328,000	@,L	Cirrus Logic, Inc.	2,191,040
117,000	@,L	Cree, Inc.	2,953,080
86,600	@	DSP Group, Inc.	2,170,196
92,029	@	Freescale Semiconductor, Inc.	2,316,370
543,100	L	Intel Corp.	13,555,776
1,749,000	L	Micron Technology, Inc.	23,279,190
286,100	@,L	Teradyne, Inc.	4,168,477
			64,068,766
		Software: 1.7%
97,800	@,L	Advent Software, Inc.	2,827,398
214,400	L	Autodesk, Inc.	9,208,480
176,900		Microsoft Corp.	4,625,935
			16,661,813
		Telecommunications: 3.3%
254,100	@,L	C-COR.net Corp.	1,234,926
1,020,200		Motorola, Inc.	23,046,317
302,900	@@,L	Nokia OYJ ADR	5,543,070

See Accompanying Notes to Financial Statements

ING SALOMON BROTHERS	PORTFOLIO OF INVESTMENTS
AGGRESSIVE GROWTH PORTFOLIO	AS OF DECEMBER 31, 2005(CONTINUED)

Shares			Value
		Telecommunications (continued)
475,100	@,L	RF Micro Devices, Inc.	$2,570,291
			32,394,604
		Total Common Stock (Cost $663,769,586)	924,868,593

Principal Amount			Value

SHORT-TERM INVESTMENTS: 26.1%
	Federal Home Loan Bank: 4.8%
$46,560,000	Discount Note, 3.200%, due 01/03/06		46,547,584
	Total Federal Home Loan Bank (Cost $46,551,723)		46,547,584
	Securities Lending Collateralcc: 21.3%
208,383,000	The Bank of New York Institutional Cash Reserves Fund		208,383,000
	Total Securities Lending Collateral (Cost $208,383,000)		208,383,000
	Total Short-Term Investments: (Cost $254,934,723)		254,930,584
	Total Investments in Securities (Cost $918,704,309)*	120.8%	$1,179,799,177
	Other Assets and Liabilities-Net	(20.8)	(203,137,757)
	Net Assets	100.0%	$976,661,420

@                          Non-income producing security

@@              Foreign Issuer

ADR           American Depositary Receipt

cc                          Securities purchased with cash collateral for securities loaned.

L                                Loaned security, a portion or all of the security is on loan at December 31, 2005.

X                             Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.

*                               Cost for federal income tax purposes is $920,048,024. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$276,679,809
Gross Unrealized Depreciation	(16,928,656)
Net Unrealized Appreciation	$259,751,153

See Accompanying Notes to Financial Statements

ING SALOMON BROTHERS	PORTFOLIO OF INVESTMENTS
LARGE CAP GROWTH PORTFOLIO	AS OF DECEMBER 31, 2005

Shares			Value
COMMON STOCK: 100.5%
		Beverages: 4.2%
31,900		Coca-Cola Co.	$1,285,889
19,100		PepsiCo, Inc.	1,128,428
			2,414,317
		Biotechnology: 14.5%
38,700	@	Amgen, Inc.	3,051,882
39,100	@	Biogen Idec, Inc.	1,772,403
38,700	@	Genentech, Inc.	3,579,750
			8,404,035
		Computers: 1.7%
33,900	@	Dell, Inc.	1,016,661
			1,016,661
		Cosmetics/Personal Care: 3.8%
37,890		Procter & Gamble Co.	2,193,073
			2,193,073
		Diversified Financial Services: 7.0%
35,800		Merrill Lynch & Co., Inc.	2,424,734
29,100		Morgan Stanley	1,651,134
			4,075,868
		Food: 2.2%
19,300		WM Wrigley Jr. Co.	1,283,257
			1,283,257
		Healthcare - Products: 2.2%
21,300		Johnson & Johnson	1,280,130
			1,280,130
		Insurance: 5.6%
23,400		American International Group, Inc.	1,596,582
19	@	Berkshire Hathaway, Inc.	1,683,780
			3,280,362
		Internet: 15.8%
44,000	@	Akamai Technologies, Inc.	876,920
77,400	@	Amazon.com, Inc.	3,649,410
39,100	@	eBay, Inc.	1,691,075
21,300	@	Expedia, Inc.	510,348
39,800	@	IAC/InterActiveCorp	1,126,738
34,200	@	Yahoo!, Inc.	1,339,956
			9,194,447
		Media: 5.7%
116,500		Time Warner, Inc.	2,031,760
52,700		Walt Disney Co.	1,263,219
			3,294,979
		Miscellaneous Manufacturing: 2.3%
38,800		General Electric Co.	1,359,940
			1,359,940
		Pharmaceuticals: 5.7%
28,400		Eli Lilly & Co.	1,607,156
73,100		Pfizer, Inc.	1,704,692
			3,311,848
		Retail: 4.7%
21,800	@	Bed Bath & Beyond, Inc.	$788,070
48,400		Home Depot, Inc.	1,959,232
			2,747,302
		Semiconductors: 7.7%
58,600		Intel Corp.	1,462,656
78,200		Texas Instruments, Inc.	2,507,874
21,100		Xilinx, Inc.	531,931
			4,502,461
		Software: 7.6%
29,100	@	Electronic Arts, Inc.	1,522,221
58,700		Microsoft Corp.	1,535,005
48,900	@	Red Hat, Inc.	1,332,036
			4,389,262
		Telecommunications: 9.8%
67,800	@	Cisco Systems, Inc.	1,160,736
53,600	@	Juniper Networks, Inc.	1,195,280
97,800		Motorola, Inc.	2,209,302
26,200		Qualcomm, Inc.	1,128,696
			5,694,014
		Total Common Stock (Cost $53,528,019)	58,441,956

	Total Investments in Securities (Cost $53,528,019)*	100.5%	$58,441,956
	Other Assets and Liabilities-Net	(0.5)	(315,793)
	Net Assets	100.0%	$58,126,163

@                                    Non-income producing security

*                                         Cost for federal income tax purposes is $54,009,304.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$6,390,593
Gross Unrealized Depreciation	(1,957,941)
Net Unrealized Appreciation	$4,432,652

See Accompanying Notes to Financial Statements

ING T. ROWE PRICE	PORTFOLIO OF INVESTMENTS
DIVERSIFIED MID CAP PORTFOLIO	AS OF DECEMBER 31, 2005

Shares			Value
COMMON STOCK: 100.0%
		Advertising: 2.7%
145,400	@	Clear Channel Outdoor Holdings, Inc.	$2,915,270
104,300	@,L	Getty Images, Inc.	9,310,861
86,400		Harte-Hanks, Inc.	2,280,096
122,600	@,L	Lamar Advertising Co.	5,656,764
86,500		Omnicom Group	7,363,745
96,300	@@	WPP Group PLC ADR	5,200,200
			32,726,936
		Aerospace/Defense: 1.1%
159,600	@@,L	Empresa Brasileira de Aeronautica SA ADR	6,240,360
146,800	L	Rockwell Collins, Inc.	6,821,796
			13,062,156
		Agriculture: 0.7%
84,200		Delta & Pine Land Co.	1,937,442
89,700		Monsanto Co.	6,954,441
			8,891,883
		Airlines: 0.7%
152,500		Skywest, Inc.	4,096,150
263,400		Southwest Airlines Co.	4,327,662
			8,423,812
		Apparel: 0.4%
137,900	@	Coach, Inc.	4,597,586
			4,597,586
		Banks: 4.6%
78,700		Boston Private Financial Holdings, Inc.	2,394,054
31,800		City National Corp.	2,303,592
87,300		East-West Bancorp, Inc.	3,185,577
53,100	L	First Horizon National Corp.	2,041,164
114,300	L	Investors Financial Services Corp.	4,209,669
161,600		Mellon Financial Corp.	5,534,800
114,750	L	North Fork Bancorporation, Inc.	3,139,560
192,600		Northern Trust Corp.	9,980,532
169,900		State Street Corp.	9,419,256
61,300	@,L	SVB Financial Group	2,871,292
310,100		Synovus Financial Corp.	8,375,801
162,700		UCBH Holdings, Inc.	2,909,076
			56,364,373
		Biotechnology: 3.6%
90,200	@,L	Celgene Corp.	5,844,960
56,500	@	Charles River Laboratories International, Inc.	2,393,905
301,300	@, @@,L	deCODE genetics, Inc.	2,488,738
40,300	@	Genzyme Corp.	2,852,434
194,100	@,L	Human Genome Sciences, Inc.	1,661,496
62,600	@,L	Integra LifeSciences Holdings Corp.	2,219,796
46,800	@,L	Invitrogen Corp.	3,118,752
55,100	@,L	Martek Biosciences Corp.	1,356,011
113,300	@	Medimmune, Inc.	3,967,766
216,400	@	Millennium Pharmaceuticals, Inc.	2,099,080
53,100	@,L	Millipore Corp.	$3,506,724
139,500	@,L	Nektar Therapeutics	2,296,170
84,400	@,L	Protein Design Labs, Inc.	2,398,648
232,600	@,@@,L	Qiagen NV	2,733,050
176,100	@,L	Vertex Pharmaceuticals, Inc.	4,872,687
			43,810,217
		Chemicals: 1.4%
100,000		Ecolab, Inc.	3,627,000
74,900		Engelhard Corp.	2,258,235
60,700		Praxair, Inc.	3,214,672
37,200	L	Sigma-Aldrich Corp.	2,354,388
84,600	@	Symyx Technologies	2,308,734
149,000		Valspar Corp.	3,675,830
			17,438,859
		Commercial Services: 5.8%
59,600	@,L	Apollo Group, Inc.	3,603,416
85,100	L	Aramark Corp.	2,364,078
76,600	@,L	Career Education Corp.	2,582,952
85,300	@	ChoicePoint, Inc.	3,796,703
46,100		Corporate Executive Board Co.	4,135,170
74,500	@,L	DeVry, Inc.	1,490,000
139,700	@	Education Management Corp.	4,681,347
93,000		Equifax, Inc.	3,535,860
89,700		H&R Block, Inc.	2,202,135
134,100	@,L	Iron Mountain, Inc.	5,661,702
71,100		ITT Educational Services, Inc.	4,202,721
115,000	@	LECG Corp.	1,998,700
60,300		Manpower, Inc.	2,803,950
183,800		Moody’s Corp.	11,288,996
223,000		Paychex, Inc.	8,500,760
159,300		Robert Half International, Inc.	6,035,877
86,900	@,L	Universal Technical Institute, Inc.	2,688,686
			71,573,053
		Computers: 2.3%
60,300	@,L	Affiliated Computer Services, Inc.	3,568,554
156,000	@	Cadence Design Systems, Inc.	2,639,520
144,100	@	Cognizant Technology Solutions Corp.	7,255,435
50,400	@,L	DST Systems, Inc.	3,019,464
102,000		Factset Research Systems, Inc.	4,198,320
163,000		Jack Henry & Associates, Inc.	3,110,040
47,700	@,L	Lexmark International, Inc.	2,138,391
124,800	@	Synopsys, Inc.	2,503,488
			28,433,212
		Cosmetics/Personal Care: 0.1%
50,100	L	Avon Products, Inc.	1,430,355
			1,430,355
		Distribution/Wholesale: 0.4%
84,200	L	CDW Corp.	4,847,394
			4,847,394

See Accompanying Notes to Financial Statements

ING T. ROWE PRICE	PORTFOLIO OF INVESTMENTS
DIVERSIFIED MID CAP PORTFOLIO	AS OF DECEMBER 31, 2005 (CONTINUED)

Shares			Value
		Diversified Financial Services: 4.7%
270,600	@	Ameritrade Holding Corp.	$6,494,400
71,300	L	Blackrock, Inc./New York	7,734,624
422,200		Charles Schwab Corp./The	6,193,674
356,900	@,L	E*Trade Financial Corp.	7,444,934
238,600	L	Eaton Vance Corp.	6,528,096
76,000	L	Federated Investors, Inc.	2,815,040
100,000		Janus Capital Group, Inc.	1,863,000
146,000	@@,L	Lazard Ltd	4,657,400
65,200		Legg Mason, Inc.	7,803,788
134,400		Nuveen Investments, Inc.	5,728,128
			57,263,084
		Electrical Components & Equipment: 0.4%
119,400		Ametek, Inc.	5,079,276
			5,079,276
		Electronics: 2.6%
162,600	@,L	Cogent, Inc.	3,687,768
78,000	@,L	Cymer, Inc.	2,769,780
73,700	@	Dolby Laboratories, Inc.	1,256,585
88,000	@,L	Flir Systems, Inc.	1,965,040
134,800		Gentex Corp.	2,628,600
103,200	@,L	II-VI, Inc.	1,844,184
184,400	@	Jabil Circuit, Inc.	6,839,396
86,300		National Instruments Corp.	2,765,915
271,184		Symbol Technologies, Inc.	3,476,579
112,900	@	Waters Corp.	4,267,620
			31,501,467
		Entertainment: 1.1%
68,200	@,L	DreamWorks Animation SKG, Inc.	1,674,992
207,000		International Game Technology	6,371,460
210,250	@,L	Shuffle Master, Inc.	5,285,685
			13,332,137
		Environmental Control: 0.3%
63,100	@,L	Stericycle, Inc.	3,715,328
			3,715,328
		Food: 0.8%
58,300		Hershey Foods Corp.	3,221,075
73,300		McCormick & Co., Inc.	2,266,436
87,742	L	Tootsie Roll Industries, Inc.	2,538,376
32,600		WM Wrigley Jr. Co.	2,167,574
			10,193,461
		Healthcare-Products: 6.1%
121,800	@	American Medical Systems Holdings, Inc.	2,171,694
73,400	@,L	Arthrocare Corp.	3,093,076
38,000	L	Bausch & Lomb, Inc.	2,580,200
55,900		Becton Dickinson & Co.	3,358,472
163,100	L	Biomet, Inc.	5,964,567
35,900		Cooper Cos., Inc.	1,841,670
95,400		CR Bard, Inc.	6,288,768
55,500		Dentsply International, Inc.	2,979,795
78,300	@	Edwards Lifesciences Corp.	3,258,063
58,700	@	Gen-Probe, Inc.	2,863,973
96,400	@,L	Henry Schein, Inc.	4,206,896
41,500	@	Inamed Corp.	3,638,720
62,300	@,L	Kyphon, Inc.	$2,543,709
68,200	@,L	Patterson Cos, Inc.	2,277,880
96,800	@,L	Resmed, Inc.	3,708,408
91,900	@	Respironics, Inc.	3,406,733
63,300	@@,L	Smith & Nephew PLC ADR	2,933,955
75,800		St. Jude Medical, Inc.	3,805,160
63,000	@	Sybron Dental Specialties, Inc.	2,508,030
71,700	@,L	Techne Corp.	4,025,955
102,500	L	Varian Medical Systems, Inc.	5,159,850
27,700	@,L	Zimmer Holdings, Inc.	1,868,088
			74,483,662
		Healthcare-Services: 4.0%
160,850	@	Coventry Health Care, Inc.	9,162,016
93,500	@	DaVita, Inc.	4,734,840
92,400	L	Health Management Associates, Inc.	2,029,104
134,100	@,L	Humana, Inc.	7,285,653
124,500	@	Laboratory Corp. of America Holdings	6,704,325
94,700	@,L	Lincare Holdings, Inc.	3,968,877
95,500		Manor Care, Inc.	3,798,035
162,700		Quest Diagnostics	8,375,796
38,517	@	WellPoint, Inc.	3,073,289
			49,131,935
		Home Builders: 1.6%
35,900		Centex Corp.	2,566,491
36,000	L	KB Home	2,615,760
38,500	L	Lennar Corp.	2,349,270
58,200		Pulte Homes, Inc.	2,290,752
107,400		Thor Industries, Inc.	4,303,518
54,600	@,L	Toll Brothers, Inc.	1,891,344
95,800	L	Winnebago Industries	3,188,224
			19,205,359
		Home Furnishings: 0.4%
52,800		Harman International Industries, Inc.	5,166,480
			5,166,480
		Household Products/Wares: 0.2%
46,200		Avery Dennison Corp.	2,553,474
			2,553,474
		Insurance: 2.1%
39,800		AMBAC Financial Group, Inc.	3,066,988
47,400	@,@@	Arch Capital Group Ltd.	2,595,150
78,200		Arthur J Gallagher & Co.	2,414,816
73,900	@@	Axis Capital Holdings Ltd.	2,311,592
88,400	L	Brown & Brown, Inc.	2,699,736
6,800	@	Markel Corp.	2,155,940
94,700		Marsh & McLennan Cos., Inc.	3,007,672
39,200	L	MBIA, Inc.	2,358,272
46,800	@@,L	RenaissanceRe Holdings Ltd.	2,064,348
82,100	@@,L	Willis Group Holdings Ltd.	3,032,774
			25,707,288
		Internet: 3.3%
120,200	@,L	Amazon.com, Inc.	5,667,430
151,400	@,@@	Check Point Software Technologies	3,043,140
85,200	@,L	Digital River, Inc.	2,533,848

See Accompanying Notes to Financial Statements

ING T. ROWE PRICE	PORTFOLIO OF INVESTMENTS
DIVERSIFIED MID CAP PORTFOLIO	AS OF DECEMBER 31, 2005 (CONTINUED)

Shares			Value
		Internet (continued)
48,900	@	F5 Networks, Inc.	$2,796,591
87	@	Homestore, Inc.	444
104,700	@,L	Internet Security Systems	2,193,465
199,800	@,L	McAfee, Inc.	5,420,574
214,400	@,L	Monster Worldwide, Inc.	8,751,808
78,800	@,@@	Sina Corp.	1,903,808
226,800	@,L	VeriSign, Inc.	4,971,456
44,800	@,L	Websense, Inc.	2,940,672
			40,223,236
		Leisure Time: 1.2%
48,700	L	Brunswick Corp.	1,980,142
65,700	L	Harley-Davidson, Inc.	3,382,893
162,700	@,L	Royal Caribbean Cruises Ltd.	7,331,262
82,900	L	WMS Industries, Inc.	2,079,961
			14,774,258
		Lodging: 5.2%
191,600	L	Boyd Gaming Corp.	9,131,656
245,000		Choice Hotels International, Inc.	10,231,200
228,900	@@,L	Fairmont Hotels & Resorts, Inc.	9,707,649
94,000		Harrah’s Entertainment, Inc.	6,701,260
156,200	L	Hilton Hotels Corp.	3,765,982
50,000	@	Las Vegas Sands Corp.	1,973,500
111,400		Marriott International, Inc.	7,460,458
126,400	L	Station Casinos, Inc.	8,569,920
109,700	@,L	Wynn Resorts Ltd.	6,017,045
			63,558,670
		Machinery- Diversified: 0.5%
55,300		IDEX Corp.	2,273,383
77,000	@,L	Zebra Technologies Corp.	3,299,450
			5,572,833
		Media: 3.3%
155,300		Citadel Broadcasting Corp.	2,087,232
127,200	@,L	Cox Radio, Inc.	1,790,976
153,100	@,L	Cumulus Media, Inc.	1,899,971
67,900	@	Entercom Communications Corp.	2,014,593
46,800	L	EW Scripps Co.	2,247,336
76,400		McGraw-Hill Cos, Inc.	3,944,532
50,800	L	Meredith Corp.	2,658,872
63,900	L	New York Times Co.	1,690,155
214,500	@,L	Radio One, Inc.	2,220,075
387,600	@	Regent Communications, Inc.	1,798,464
130,900	@@	Rogers Communications, Inc.	5,531,834
170,500	@	Salem Communications Corp.	2,982,045
237,200	@,L	Spanish Broadcasting Systems, Inc.	1,212,092
150,700	@,L	Univision Communications, Inc.	4,429,073
2,300		Washington Post	1,759,500
105,300		Westwood One, Inc.	1,716,390
			39,983,140
		Metal Fabricate/ Hardware: 0.4%
106,800		Precision Castparts Corp.	$5,533,308
			5,533,308
		Miscellaneous Manufacturing: 1.0%
54,000		Danaher Corp.	3,012,120
26,000		ITT Industries, Inc.	2,673,320
106,100		Pall Corp.	2,849,846
104,900		Roper Industries, Inc.	4,144,599
			12,679,885
		Office Furnishings: 0.3%
73,400		HNI, Corp.	4,031,862
			4,031,862
		Oil & Gas: 2.2%
150,000	@	Bill Barrett Corp.	5,791,500
191,700	L	Murphy Oil Corp.	10,349,883
240,800		XTO Energy, Inc.	10,580,752
			26,722,135
		Oil & Gas Services: 4.8%
95,000	L	Baker Hughes, Inc.	5,774,100
306,000		BJ Services Co.	11,221,020
262,800	@	Cooper Cameron Corp.	10,879,920
245,200	@	Grant Prideco, Inc.	10,818,224
280,800	L	Smith International, Inc.	10,420,488
255,400	@,L	Weatherford International Ltd.	9,245,480
			58,359,232
		Packaging & Containers: 0.2%
42,600	@,L	Sealed Air Corp.	2,392,842
			2,392,842
		Pharmaceuticals: 3.4%
40,300	L	Allergan, Inc.	4,350,788
97,000	@,L	Amylin Pharmaceuticals, Inc.	3,872,240
141,300	@,L	Atherogenics, Inc.	2,827,413
58,100	@,L	Cephalon, Inc.	3,761,394
85,100	@,L	Express Scripts, Inc.	7,131,380
114,100	@	Medco Health Solutions, Inc.	6,366,780
48,400	@,L	Neurocrine Biosciences, Inc.	3,036,132
56,000	L	Omnicare, Inc.	3,204,320
59,900	@,L	OSI Pharmaceuticals, Inc.	1,679,596
101,900	@,L	Sepracor, Inc.	5,258,040
			41,488,083
		Pipelines: 0.8%
437,700		Williams Cos., Inc.	10,141,509
			10,141,509
		Retail: 5.4%
147,600	@	Bed Bath & Beyond, Inc.	5,335,740
70,200	@	Cheesecake Factory	2,624,778
369,600		Dollar General Corp.	7,048,272
155,700		Family Dollar Stores, Inc.	3,859,803
138,000	L	Fred’s, Inc.	2,245,260
84,600	@,L	Men’s Wearhouse, Inc.	2,490,624
69,900		Michaels Stores, Inc.	2,472,363

See Accompanying Notes to Financial Statements

ING T. ROWE PRICE	PORTFOLIO OF INVESTMENTS
DIVERSIFIED MID CAP PORTFOLIO	AS OF DECEMBER 31, 2005 (CONTINUED)

Shares			Value
		Retail (continued)
183,400	@	O’Reilly Automotive, Inc.	$5,870,634
53,500	L	Outback Steakhouse, Inc.	2,226,135
140,600		Petsmart, Inc.	3,607,796
166,600	L	Ross Stores, Inc.	4,814,740
225,955		Staples, Inc.	5,131,438
155,300	L	Tiffany & Co.	5,946,437
288,800		TJX Cos., Inc.	6,708,824
117,900	@,L	Williams-Sonoma, Inc.	5,087,385
			65,470,229
		Semiconductors: 8.7%
542,600	@,L	Altera Corp.	10,054,378
277,300		Analog Devices, Inc.	9,946,751
111,900	@,L	Broadcom Corp.	5,276,085
130,100		Intersil Corp.	3,236,888
55,700		Kla-Tencor Corp.	2,747,681
80,200	@,L	Lam Research Corp.	2,861,536
293,300		Linear Technology Corp.	10,579,331
127,400	@,@@	Marvell Technology Group Ltd.	7,145,866
266,200		Maxim Integrated Products	9,647,088
384,300	L	Microchip Technology, Inc.	12,355,245
449,500		National Semiconductor Corp.	11,678,010
86,500	@	QLogic Corp.	2,812,115
108,800	@,L	Semtech Corp.	1,986,688
134,200	@,L	Silicon Laboratories, Inc.	4,919,772
431,200	L	Xilinx, Inc.	10,870,552
			106,117,986
		Software: 6.0%
255,780	@	Activision, Inc.	3,514,417
25,900	@	Avid Technology, Inc.	1,418,284
86,600		Certegy, Inc.	3,512,496
144,300	@,L	Citrix Systems, Inc.	4,152,954
95,700	@,@@,L	Cognos, Inc.	3,321,747
59,500	@	D&B Corp.	3,984,120
48,000	@,L	Electronic Arts, Inc.	2,510,880
82,800	L	Fair Isaac Corp.	3,657,276
86,700	@	Filenet Corp.	2,241,195
70,500	@	Fiserv, Inc.	3,050,535
98,800		Global Payments, Inc.	4,605,068
73,350	@	Hyperion Solutions Corp.	2,627,397
124,800	@,L	Intuit, Inc.	6,651,840
72,200	@,L	Mercury Interactive Corp.	2,006,438
264,900		MoneyGram International, Inc.	6,908,592
179,200	@,L	Navteq Corp.	7,861,504
168,500	@,L	Red Hat, Inc.	4,589,940
64,600	@,L	Salesforce.com, Inc.	2,070,430
62,700		SEI Investments Co.	2,319,900
98,400	@,L	THQ, Inc.	2,346,840
			73,351,853
		Telecommunications: 2.7%
340,500	@,L	American Tower Corp.	9,227,550
357,600	@,L	Crown Castle International Corp.	9,623,016
276,600	@,L	Juniper Networks, Inc.	6,168,180
64,100	@,L	NeuStar, Inc.	1,954,409
140,000	@,L	NII Holdings, Inc.	6,115,200
			33,088,355
		Textiles: 0.4%
116,000	L	Cintas Corp.	$4,776,880
			4,776,880
		Toys/Games/Hobbies: 0.2%
119,700		Mattel, Inc.	1,893,654
			1,893,654
		Transportation: 1.9%
170,600		CH Robinson Worldwide, Inc.	6,317,318
107,700	L	Expeditors International Washington, Inc.	7,270,827
108,100		Landstar System, Inc.	4,512,094
53,300	@@	UTI Worldwide, Inc.	4,948,372
			23,048,611
		Total Common Stock (Cost $1,079,284,200)	1,222,141,348

Principal Amount			Value

SHORT-TERM INVESTMENTS: 24.9%
	Securities Lending Collateralcc: 24.9%
$304,867,000	The Bank of New York Institutional Cash Reserves Fund		304,867,000
	Total Securities Lending Collateral (Cost $304,867,000)		304,867,000
	Total Short-Term Investments: (Cost $304,867,000)		304,867,000
	Total Investments in Securities (Cost $1,384,151,200)*	124.9%	$1,527,008,348
	Other Assets and Liabilities-Net	(24.9)	(304,220,389)
	Net Assets	100.0%	$1,222,787,959

@                          Non-income producing security

@@              Foreign Issuer

ADR           American Depositary Receipt

GDR             Global Depositary Receipt

cc                          Securities purchased with cash collateral for securities loaned.

L                               Loaned security, a portion or all of the security is on loan at December 31, 2005.

*                               Cost for federal income tax purposes is $1,390,057,407. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$169,723,885
Gross Unrealized Depreciation	(32,772,944)
Net Unrealized Appreciation	$136,950,941

See Accompanying Notes to Financial Statements

ING T. ROWE PRICE	PORTFOLIO OF INVESTMENTS
GROWTH EQUITY PORTFOLIO	AS OF DECEMBER 31, 2005

Shares			Value
COMMON STOCK: 96.8%
		Aerospace/Defense: 0.5%
49,300		General Dynamics Corp.	$5,622,665
			5,622,665
		Agriculture: 1.2%
180,400		Monsanto Co.	13,986,412
			13,986,412
		Airlines: 0.4%
290,900		Southwest Airlines Co.	4,779,487
			4,779,487
		Apparel: 0.9%
116,400		Nike, Inc.	10,102,356
			10,102,356
		Banks 5.2%
653,100	@@	Anglo Irish Bank Corp. PLC	9,832,729
222,100		Northern Trust Corp.	11,509,222
236,900		State Street Corp.	13,133,736
262,600	@@	UBS AG	24,886,471
			59,362,158
		Beverages: 0.4%
85,400		PepsiCo, Inc.	5,045,432
			5,045,432
		Biotechnology: 2.4%
242,300	@,L	Amgen, Inc.	19,107,778
91,600	@,L	Genentech, Inc.	8,473,000
			27,580,778
		Commercial Services: 3.4%
691,700	@@	Accenture Ltd.	19,969,379
159,650	@,L	Apollo Group, Inc.	9,652,439
525,200		Cendant Corp.	9,059,700
			38,681,518
		Computers: 3.0%
88,400	@,L	Affiliated Computer Services, Inc.	5,231,512
698,600	@	Dell, Inc.	20,951,014
648,500		EMC Corp.	8,832,570
			35,015,096
		Cosmetics/Personal Care: 1.0%
195,780		Procter & Gamble Co.	11,331,746
			11,331,746
		Diversified Financial Services: 9.8%
375,800		American Express Co.	19,338,668
241,900	@,L	Ameritrade Holding Corp.	5,805,600
582,900	L	Charles Schwab Corp.	8,551,143
541,610		Citigroup, Inc.	26,284,333
168,000		Countrywide Financial Corp.	5,743,920
172,000	@	E*Trade Financial Corp.	3,587,920
59,900		Franklin Resources, Inc.	5,631,199
42,400		Goldman Sachs Group, Inc.	5,414,904
53,100		Legg Mason, Inc.	6,355,539
167,800		Merrill Lynch & Co., Inc.	11,365,094
253,000	L	SLM Corp.	13,937,770
			112,016,090
		Electronics: 0.4%
73,000	@@,L	Garmin Ltd.	$4,843,550
			4,843,550
		Entertainment: 0.7%
266,200		International Game Technology	8,193,636
			8,193,636
		Food: 0.6%
209,400		Sysco Corp.	6,501,870
			6,501,870
		Healthcare-Products: 3.1%
130,200		Johnson & Johnson	7,825,020
203,500		Medtronic, Inc.	11,715,495
73,800		St. Jude Medical, Inc.	3,704,760
127,200		Stryker Corp.	5,651,496
92,100	@,L	Zimmer Holdings, Inc.	6,211,224
			35,107,995
		Healthcare-Services: 4.7%
34,300	@	Humana, Inc.	1,863,519
197,300		Quest Diagnostics	10,157,004
480,000		UnitedHealth Group, Inc.	29,827,200
157,500	@	WellPoint, Inc.	12,566,925
			54,414,648
		Home Builders: 0.3%
55,300		Lennar Corp.	3,374,406
			3,374,406
		Home Furnishings: 0.6%
69,600	L	Harman International Industries, Inc.	6,810,360
			6,810,360
		Household Products/Wares: 0.4%
156,662	@@	Reckitt Benckiser PLC	5,155,162
			5,155,162
		Insurance: 4.4%
398,900		American International Group, Inc.	27,216,947
144,800		Genworth Financial, Inc.	5,007,184
133,400	L	Hartford Financial Services Group, Inc.	11,457,726
227,100		Marsh & McLennan Cos., Inc.	7,212,696
			50,894,553
		Internet: 1.8%
22,800	@,L	Google, Inc.	9,458,808
271,600	@,L	Yahoo!, Inc.	10,641,288
			20,100,096
		Leisure Time: 1.1%
243,200	L	Carnival Corp.	13,003,904
			13,003,904
		Lodging: 1.1%
60,400	@,L	MGM Mirage	2,214,868
192,000	@,L	Wynn Resorts Ltd.	10,531,200
			12,746,068

See Accompanying Notes to Financial Statements

ING T. ROWE PRICE	PORTFOLIO OF INVESTMENTS
GROWTH EQUITY PORTFOLIO	AS OF DECEMBER 31, 2005 (CONTINUED)

Shares	Value
Machinery-Diversified: 0.7%
117,900	Deere & Co.	$8,030,169
8,030,169
Media: 4.8%
243,100	@	Comcast Corp.	6,245,239
192,426	@,L	Discovery Holding Co.	2,915,254
1,559,764	@	Liberty Media Corp.	12,275,343
515,700	News Corp., Inc.	8,019,135
195,500	@@,L	Rogers Communications, Inc.	8,261,830
386,400	Time Warner, Inc.	6,738,816
345,000	@,L	Univision Communications, Inc.	10,139,550
54,595,167
Mining: 0.9%
438,300	@@	BHP Billiton Ltd.	7,304,233
90,000	@@	BHP Billiton Ltd. ADR	3,007,800
10,312,033
Miscellaneous Manufacturing: 5.9%
355,500	Danaher Corp.	19,829,790
1,219,400	General Electric Co.	42,739,970
185,000	@@,L	Tyco International Ltd.	5,339,100
67,908,860
Oil & Gas: 2.9%
188,838	Exxon Mobil Corp.	10,607,030
148,700	L	Murphy Oil Corp.	8,028,313
58,400	@@	Total SA	14,672,913
33,308,256
Oil & Gas Services: 2.5%
188,000	L	Baker Hughes, Inc.	11,426,640
182,400	L	Schlumberger Ltd.	17,720,160
29,146,800
Pharmaceuticals: 4.7%
223,600	@	Caremark Rx, Inc.	11,580,244
166,400	@	Gilead Sciences, Inc.	8,757,632
242,300	@@	Novartis AG	12,671,033
366,368	Pfizer, Inc.	8,543,702
48,800	@@	Roche Holding AG	7,295,428
88,600	@,L	Sepracor, Inc.	4,571,760
53,419,799
Retail: 8.3%
127,775	Best Buy Co., Inc.	5,555,657
328,500	Home Depot, Inc.	13,297,680
118,800	@@	Inditex SA	3,866,906
315,700	@,L	Kohl’s Corp.	15,343,020
316,300	Petsmart, Inc.	8,116,258
144,300	Target Corp.	7,932,171
333,300	@@	Wal-Mart de Mexico SA de CV	1,848,594
75,600	@@	Wal-Mart de Mexico SA de CV ADR	4,193,033
587,000	Wal-Mart Stores, Inc.	27,471,600
172,900	L	Walgreen Co.	7,652,554
95,277,473
Semiconductors: 5.4%
375,900	L	Analog Devices, Inc.	13,483,533
615,500	Intel Corp.	15,362,880
129,600	@,@@	Marvell Technology Group Ltd.	7,269,264
284,600	Maxim Integrated Products	$10,313,904
10,400	@@	Samsung Electronics Co., Ltd.	6,690,933
351,800	L	Xilinx, Inc.	8,868,878
61,989,392
Software: 6.3%
270,700	Automatic Data Processing, Inc.	12,422,423
72,300	@,L	Electronic Arts, Inc.	3,782,013
271,400	First Data Corp.	11,672,914
1,327,100	Microsoft Corp.	34,703,665
822,200	@	Oracle Corp.	10,039,062
72,620,077
Telecommunications: 7.0%
229,200	@,@@,L	Amdocs Ltd.	6,303,000
348,000	@@,L	America Movil SA de CV ADR	10,182,480
200,400	@	Cisco Systems, Inc.	3,430,848
741,600	@	Corning, Inc.	14,579,856
294,700	@,L	Crown Castle International Corp.	7,930,377
314,000	@,L	Juniper Networks, Inc.	7,002,200
427,200	@@	Nokia OYJ	7,805,716
181,300	Qualcomm, Inc.	7,810,404
247,005	Sprint Corp.-FON Group	5,770,037
64,800	@@	TELUS Corp.	2,654,856
108,600	@@,L	TELUS Corp.-Non-Voting Shares	4,372,236
1,250,814	@@	Vodafone Group PLC	2,685,819
80,527,829
Total Common Stock (Cost $961,359,637)	1,111,805,841

Principal Amount	Value
SHORT-TERM INVESTMENTS: 14.4%

Securities Lending Collateralcc 14.4%
$304,867,000	The Bank of New York Institutional Cash Reserves Fund	164,956,000
Total Securities Lending Collateral (Cost $164,956,000)	164,956,000
Total Short-Term Investments: (Cost $164,956,000)	164,956,000
Total Investments in Securities (Cost $1,126,315,637)*	111.2%	$1,276,761,841
Other Assets and Liabilities-Net	(11.2)	(128,691,843)
Net Assets	100.0%	$1,148,069,998

Certain foreign securities have been fair valued in accordance with procedures approved by the Board of Trustees (Note 2A).

@                                    Non-income producing security

@@                        Foreign Issuer

ADR                     American Depositary Receipt

cc                                    Securities purchased with cash collateral for securities loaned.

L                                         Loaned security, a portion or all of the security is on loan at December 31, 2005.

*                                         Cost for federal income tax purposes is $1,132,301,205.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$163,234,754
Gross Unrealized Depreciation	(18,774,118)
Net Unrealized Appreciation	$144,460,636

See Accompanying Notes to Financial Statements

ING UBS U.S. LARGE CAP	PORTFOLIO OF INVESTMENTS
EQUITY PORTFOLIO	AS OF DECEMBER 31, 2005

Shares			Value
COMMON STOCK: 99.0%
		Advertising: 2.1%
70,300		Omnicom Group	$5,984,639
			5,984,639
		Aerospace/Defense: 2.6%
61,200		Lockheed Martin Corp.	3,894,156
55,300	L	Northrop Grumman Corp.	3,324,083
			7,218,239
		Auto Parts & Equipment: 2.3%
29,400		BorgWarner, Inc.	1,782,522
64,200		Johnson Controls, Inc.	4,680,822
			6,463,344
		Banks: 8.1%
133,200		Fifth Third BanCorp	5,024,304
167,300		Mellon Financial Corp.	5,730,025
58,000		PNC Financial Services Group, Inc.	3,586,140
131,700	L	Wells Fargo & Co.	8,274,711
			22,615,180
		Beverages: 0.7%
46,600		Anheuser-Busch Cos., Inc.	2,001,936
			2,001,936
		Biotechnology: 1.6%
62,400	@	Genzyme Corp.	4,416,672
			4,416,672
		Building Materials: 1.9%
179,100		Masco Corp.	5,407,029
			5,407,029
		Commercial Services: 2.1%
91,800	@@	Accenture Ltd.	2,650,266
33,300	@@	Accenture Ltd.	961,371
10,625	@	CCE Spinco, Inc.	139,188
117,100		Cendant Corp.	2,019,975
			5,770,800
		Computers: 1.2%
113,900	@	Dell, Inc.	3,415,861
69,400	@,X	Seagate Technology, Inc.	1
			3,415,862
		Diversified Financial Services: 12.2%
262,800		Citigroup, Inc.	12,753,684
90,000		Freddie Mac	5,881,500
167,800		JPMorgan Chase & Co.	6,659,982
157,800		Morgan Stanley	8,953,572
			34,248,738
		Electric: 4.7%
66,500	L	American Electric Power Co., Inc.	2,466,485
135,400	L	Exelon Corp.	7,195,156
79,200	L	NiSource, Inc.	1,652,112
37,600	L	Northeast Utilities	740,344
51,700		Pepco Holdings, Inc.	1,156,529
			13,210,626
		Electronics: 1.7%
44,900	@,@@	Mettler Toledo International, Inc.	2,478,480
59,300	@	Waters Corp.	2,241,540
			4,720,020
		Equity Fund: 3.0%
67,000	L	SPDR Trust Series 1	$8,342,170
			8,342,170
		Food: 1.3%
189,200	@	Kroger Co.	3,572,096
			3,572,096
		Gas: 1.0%
63,200		Sempra Energy	2,833,888
			2,833,888
		Healthcare-Products: 3.5%
103,600		Johnson & Johnson	6,226,360
34,100		Medtronic, Inc.	1,963,137
26,400	@,L	Zimmer Holdings, Inc.	1,780,416
			9,969,913
		Healthcare-Services: 4.4%
186,000	@	Healthsouth Corp.	911,400
117,000		UnitedHealth Group, Inc.	7,270,380
53,400	@	WellPoint, Inc.	4,260,786
			12,442,566
		Insurance: 3.7%
105,600		American International Group, Inc.	7,205,088
36,000		Hartford Financial Services Group, Inc.	3,092,040
			10,297,128
		Internet: 1.8%
123,400	@,L	Expedia, Inc.	2,956,664
128,404	@,L	Symantec Corp.	2,247,070
			5,203,734
		Leisure Time: 2.3%
72,100	L	Carnival Corp.	3,855,187
48,100	L	Harley-Davidson, Inc.	2,476,669
			6,331,856
		Media: 3.1%
85,000		Clear Channel Communications, Inc.	2,673,250
60,700		Dex Media, Inc.	1,644,363
116,800	@,L	DIRECTV Group, Inc.	1,649,216
94,900	@,L	Univision Communications, Inc.	2,789,111
			8,755,940
		Miscellaneous Manufacturing: 2.0%
62,500		Illinois Tool Works, Inc.	5,499,375
			5,499,375
		Oil & Gas: 3.3%
43,800		Exxon Mobil Corp.	2,460,246
57,300	@	Global Santa Fe Corp.	2,758,995
68,700		Marathon Oil Corp.	4,188,639
			9,407,880
		Oil & Gas Services: 0.6%
25,700	L	Baker Hughes, Inc.	1,562,046
			1,562,046

See Accompanying Notes to Financial Statements

ING UBS U.S. LARGE CAP	PORTFOLIO OF INVESTMENTS
EQUITY PORTFOLIO	AS OF DECEMBER 31, 2005 (CONTINUED)

Shares				Value
		Pharmaceuticals: 10.2%
57,300	L	Allergan, Inc.		$6,186,108
83,500		Bristol-Myers Squibb Co.		1,918,830
51,100	@	Caremark Rx, Inc.		2,646,469
46,500	@,L	Cephalon, Inc.		3,010,410
64,200	@	Medco Health Solutions, Inc.		3,582,360
150,800		Mylan Laboratories		3,009,968
179,100		Wyeth		8,251,137
				28,605,282
		Retail: 3.4%
123,200		Costco Wholesale Corp.		6,094,704
69,500	@,L	Kohl’s Corp.		3,377,700
				9,472,404
		Semiconductors: 1.4%
136,500		Applied Materials, Inc.		2,448,810
62,800		Xilinx, Inc.		1,583,188
				4,031,998
		Software: 5.5%
62,000	@,L	Mercury Interactive Corp.		1,722,980
399,400		Microsoft Corp.		10,444,310
277,200	@	Oracle Corp.		3,384,612
				15,551,902
		Telecommunications: 4.0%
132,500		AT&T, Inc.		3,244,925
342,689		Sprint Corp.-FON Group		8,005,215
				11,250,140
		Transportation: 3.3%
70,100		Burlington Northern Santa Fe Corp.		4,964,482
41,900	L	FedEx Corp.		4,332,040
				9,296,522
		Total Common Stock (Cost $245,216,000)		277,899,925

Principal Amount				Value

SHORT-TERM INVESTMENTS: 20.4%
		Federal Home Loan Bank: 1.0%
$2,787,000		Discount Note, 3.200%, due 01/03/06		2,786,257
		Total Federal Home Loan Bank (Cost $2,786,504)		2,786,257
		Securities Lending Collateralcc 19.4%
54,508,000		The Bank of New York Institutional Cash Reserves Fund		54,508,000
		Total Securities Lending Collateral (Cost $54,508,000)		54,508,000
		Total Short-Term Investments: (Cost $57,294,504)		57,294,257
		Total Investments in Securities (Cost $302,510,504)*	119.4%	$335,194,182
		Other Assets and Liabilities-Net	(19.4)	(54,409,838)
		Net Assets	100.0%	$280,784,344

@                                    Non-income producing security

@@                        Foreign Issuer

cc                                    Securities purchased with cash collateral for securities loaned.

L                                         Loaned security, a portion or all of the security is on loan at December 31, 2005.

X                                       Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.

*                                         Cost for federal income tax purposes is $303,866,946.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$35,020,997
Gross Unrealized Depreciation	(3,693,761)
Net Unrealized Appreciation	$31,327,236

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING VAN KAMPEN COMSTOCK PORTFOLIO	AS OF DECEMBER 31, 2005

Shares			Value
COMMON STOCK: 92.9%
		Agriculture: 1.8%
172,000		Altria Group, Inc.	$12,851,840
			12,851,840
		Airlines: 0.5%
219,800		Southwest Airlines Co.	3,611,314
			3,611,314
		Apparel: 0.5%
119,300		Jones Apparel Group, Inc.	3,664,896
			3,664,896
		Banks: 9.4%
498,700	L	Bank of America Corp.	23,015,005
216,700		Bank of New York	6,901,895
109,700		PNC Financial Services Group, Inc.	6,782,751
6,920	L	SunTrust Banks, Inc.	503,499
225,700		Wachovia Corp.	11,930,502
264,200		Wells Fargo & Co.	16,599,686
			65,733,338
		Beverages: 2.0%
75,600	L	Anheuser-Busch Cos., Inc.	3,247,776
270,700		Coca-Cola Co.	10,911,917
			14,159,693
		Chemicals: 3.5%
125,300		Dow Chemical Co.	5,490,646
323,200	L	EI Du Pont de Nemours & Co.	13,736,000
102,800		Rohm & Haas Co.	4,977,576
			24,204,222
		Computers: 2.7%
118,000	@,L	Affiliated Computer Services, Inc.	6,983,240
174,200	@	Dell, Inc.	5,224,258
94,200		Hewlett-Packard Co.	2,696,946
37,200		International Business Machines Corp.	3,057,840
23,202	@	Lexmark International, Inc.	1,040,146
			19,002,430
		Cosmetics/Personal Care: 0.1%
15,800	L	Avon Products, Inc.	451,090
			451,090
		Diversified Financial Services: 9.8%
478,300		Citigroup, Inc.	23,211,899
53,500		Fannie Mae	2,611,335
447,800		Freddie Mac	29,263,730
169,000		JPMorgan Chase & Co.	6,707,610
91,900		Merrill Lynch & Co., Inc.	6,224,387
			68,018,961
		Electric: 2.8%
125,350	L	American Electric Power Co., Inc.	4,649,232
45,330		Constellation Energy Group, Inc.	2,611,008
54,800	L	Dominion Resources, Inc.	4,230,560
98,700	L	FirstEnergy Corp.	4,835,313
45,530	L	Public Service Enterprise Group, Inc.	2,958,084
			19,284,197
		Electronics: 0.1%
63,080	@,@@	Flextronics International Ltd	$658,555
33,950	@,L	Kemet Corp.	240,027
			898,582
		Food: 3.7%
352,800	L	Kraft Foods, Inc.	9,927,792
230,800	@@	Unilever NV	15,844,420
			25,772,212
		Forest Products & Paper: 3.6%
738,777	L	International Paper Co.	24,830,295
			24,830,295
		Healthcare-Products: 0.5%
149,800	@	Boston Scientific Corp.	3,668,602
			3,668,602
		Household Products/Wares: 1.7%
199,000		Kimberly-Clark Corp.	11,870,350
			11,870,350
		Insurance: 5.9%
29,500		Aflac, Inc.	1,369,390
38,600	L	AMBAC Financial Group, Inc.	2,974,516
84,100		American International Group, Inc.	5,738,143
13,900		Assurant, Inc.	604,511
1,520	@,L	Berkshire Hathaway, Inc.	4,461,960
121,230		Chubb Corp.	11,838,110
56,000		Genworth Financial, Inc.	1,936,480
11,500		Hartford Financial Services Group, Inc.	987,735
64,800	L	Metlife, Inc.	3,175,200
4,500	@@,L	RenaissanceRe Holdings Ltd.	198,495
79,205		St. Paul Cos.	3,538,087
72,170		Torchmark Corp.	4,012,652
			40,835,279
		Machinery-Diversified: 0.1%
21,970		Cognex Corp.	661,077
			661,077
		Media: 10.5%
530,700		Clear Channel Communications, Inc.	16,690,515
269,500	@,L	Comcast Corp.	6,996,220
36,600	L	Gannett Co., Inc.	2,216,862
1,014,900	@	Liberty Media Corp.	7,987,263
243,800	L	News Corp., Inc.	4,049,518
653,700		Time Warner, Inc.	11,400,528
64,000	L	Tribune Co.	1,936,640
306,500		Viacom, Inc.	9,991,900
481,840		Walt Disney Co.	11,549,705
			72,819,151
		Mining: 2.3%
530,000	L	Alcoa, Inc.	15,672,100
			15,672,100
		Oil & Gas: 0.9%
47,400	@@,L	Total SA ADR	5,991,360
			5,991,360

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING VAN KAMPEN COMSTOCK PORTFOLIO	AS OF DECEMBER 31, 2005 (CONTINUED)

Shares			Value
		Oil & Gas Services: 0.2%
25,146	L	Halliburton Co.	$1,558,046
			1,558,046
		Pharmaceuticals: 15.6%
34,400	L	AmerisourceBergen Corp.	1,424,160
968,000		Bristol-Myers Squibb Co.	22,244,640
63,000		Cardinal Health, Inc.	4,331,250
602,100	@@,L	GlaxoSmithKline PLC ADR	30,394,008
417,800		Pfizer, Inc.	9,743,096
164,400	@@	Roche Holding AG ADR	12,305,521
160,300	@@	Sanofi-Synthelabo SA ADR	7,037,170
525,500		Schering-Plough Corp.	10,956,675
216,900		Wyeth	9,992,583
			108,429,103
		Retail: 2.9%
69,500		Best Buy Co., Inc.	3,021,860
54,100		Federated Department Stores	3,588,453
297,400		Wal-Mart Stores, Inc.	13,918,320
			20,528,633
		Semiconductors: 0.1%
64,210	@,L	Credence Systems Corp.	446,902
6,280		Intel Corp.	156,749
6,120	@	Novellus Systems, Inc.	147,614
			751,265
		Software: 0.8%
77,200		First Data Corp.	3,320,372
93,300		Microsoft Corp.	2,439,795
			5,760,167
		Telecommunications: 10.6%
1,093,200	AT&T, Inc.		26,772,468
343,400	@	Cisco Systems, Inc.	5,879,008
38,430	@@	Nokia OYJ ADR	703,269
714,800	L	Sprint Corp.-FON Group	16,697,728
18,377	@,@@,L	Telefonaktiebolaget LM Ericsson ADR	632,169
757,700		Verizon Communications, Inc.	22,821,924
			73,506,566
		Toys/Games/Hobbies: 0.3%
144,800		Mattel, Inc.	2,290,735
			2,290,735
		Total Common Stock (Cost $623,432,033)	646,825,504

Principal Amount			Value
SHORT-TERM INVESTMENTS: 19.4%
	Federal Home Loan Bank: 8.6%
$59,800,000	Discount Note, 3.200%, due 01/03/06		$59,783,057
	Total Federal Home Loan Bank (Cost $59,788,705)		59,783,057
	Securities Lending Collateralcc 10.8%
75,258,000	The Bank of New York Institutional Cash Reserves Fund		75,258,000
	Total Securities Lending Collateral (Cost $75,258,000)		75,258,000
	Total Short-Term Investments: (Cost $135,046,705)		135,041,057
	Total Investments in Securities (Cost $758,478,738)*	112.3%	$781,866,561
	Other Assets and Liabilities-Net	(12.3)	(85,333,366)
	Net Assets	100.0%	$696,533,195

@                                    Non-income producing security

@@                        Foreign Issuer

ADR                     American Depositary Receipt

cc                                    Securities purchased with cash collateral for securities loaned.

L                                         Loaned security, a portion or all of the security is on loan at December 31, 2005.

*                                         Cost for federal income tax purposes is $759,003,888.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$40,258,766
Gross Unrealized Depreciation	(17,396,093)
Net Unrealized Appreciation	$22,862,673

See Accompanying Notes to Financial Statements

ING VAN KAMPEN	PORTFOLIO OF INVESTMENTS
EQUITY AND INCOME PORTFOLIO	AS OF DECEMBER 31, 2005

Shares			Value
COMMON STOCK: 59.3%
		Aerospace/Defense: 1.3%
99,580		Northrop Grumman Corp.	$5,985,754
146,580		Raytheon Co.	5,885,187
			11,870,941
		Agriculture: 0.8%
103,480		Altria Group, Inc.	7,732,026
			7,732,026
		Auto Manufacturers: 0.6%
176,750	@@	Honda Motor Co., Ltd. ADR	5,120,448
			5,120,448
		Banks: 2.2%
182,040		Bank of America Corp.	8,401,146
96,440		PNC Financial Services Group, Inc.	5,962,885
108,450		State Street Corp.	6,012,468
			20,376,499
		Beverages: 1.4%
210,560		Coca-Cola Co.	8,487,674
74,200	@@	Diageo PLC ADR	4,325,860
			12,813,534
		Biotechnology: 0.7%
147,160	@	Chiron Corp.	6,542,734
			6,542,734
		Chemicals: 2.6%
425,180	@@	Bayer AG ADR	17,755,517
123,110		Dow Chemical Co.	5,394,680
33,369	@,@@	Lanxess	1,055,646
			24,205,843
		Commercial Services: 0.1%
46,181	@	CCE Spinco, Inc.	604,974
4,159		McKesson Corp.	214,563
			819,537
		Computers: 0.6%
191,370		Hewlett-Packard Co.	5,478,923
			5,478,923
		Cosmetics/Personal Care: 0.6%
45,850		Avon Products, Inc.	1,309,018
76,010		Procter & Gamble Co.	4,399,459
			5,708,477
		Diversified Financial Services: 8.0%
557,000		Charles Schwab Corp./The	8,171,190
311,680		Citigroup, Inc.	15,125,830
165,570		Freddie Mac	10,820,000
29,440		Goldman Sachs Group, Inc.	3,759,782
474,252		JPMorgan Chase & Co.	18,823,062
68,310		MBNA Corp.	1,854,617
219,050		Merrill Lynch & Co., Inc.	14,836,257
			73,390,738
		Electric: 2.1%
158,270		American Electric Power Co., Inc.	$5,870,234
11,000	@	CenterPoint Energy Resources Corp.	370,018
95,440		Entergy Corp.	6,551,956
129,420		FirstEnergy Corp.	6,340,286
			19,132,494
		Electronics: 0.3%
112,230		Applera Corp. - Applied Biosystems Group	2,980,829
10		Symbol Technologies, Inc.	128
			2,980,957
		Food: 2.0%
142,600	@@	Cadbury Schweppes PLC ADR	5,460,154
195,300	@@	Unilever NV	13,407,345
			18,867,499
		Healthcare-Products: 0.8%
80,960		Bausch & Lomb, Inc.	5,497,184
80,200	@	Boston Scientific Corp.	1,964,098
			7,461,282
		Insurance: 5.2%
29,600	@@	ACE Ltd	1,581,824
147,860	@@	Aegon NV	2,413,075
96,247		Chubb Corp.	9,398,520
84,650		Cigna Corp.	9,455,405
64,180		Hartford Financial Services Group, Inc.	5,512,420
205,500		Marsh & McLennan Cos., Inc.	6,526,680
225,961		St. Paul Cos.	10,093,678
44,500	@@	XL Capital Ltd	2,998,410
			47,980,012
		Internet: 1.2%
632,640	@	Symantec Corp.	11,071,200
			11,071,200
		Media: 4.4%
369,450		Clear Channel Communications, Inc.	11,619,203
770,580		Time Warner, Inc.	13,438,915
205,650		Viacom, Inc.	6,704,190
349,060		Walt Disney Co.	8,366,968
			40,129,276
		Mining: 1.0%
178,950		Newmont Mining Corp.	9,555,930
			9,555,930
		Miscellaneous Manufacturing: 3.0%
393,240		General Electric Co.	13,783,062
119,030	@@	Ingersoll-Rand Co.	4,805,241
108,930	@@	Siemens AG ADR	9,323,319
			27,911,622
		Oil & Gas: 3.5%
129,080	@@	BP PLC ADR	8,289,518
142,710		ConocoPhillips	8,302,868
61,760		Exxon Mobil Corp.	3,469,059
147,240	@@	Royal Dutch Shell PLC ADR	9,053,788
60,780		Valero Energy Corp.	3,136,248
			32,251,481

See Accompanying Notes to Financial Statements

ING VAN KAMPEN	PORTFOLIO OF INVESTMENTS
EQUITY AND INCOME PORTFOLIO	AS OF DECEMBER 31, 2005 (CONTINUED)

Shares			Value
		Oil & Gas Services: 1.2%
118,140		Schlumberger Ltd.	$11,477,301
			11,477,301
		Pharmaceuticals: 7.8%
598,690		Bristol-Myers Squibb Co.	13,757,896
164,910		Eli Lilly & Co.	9,332,257
103,450	@@	GlaxoSmithKline PLC ADR	5,222,156
194,860	@@	Roche Holding AG ADR	14,585,485
153,660	@@	Sanofi-Synthelabo SA ADR	6,745,674
656,510		Schering-Plough Corp.	13,688,234
193,260		Wyeth	8,903,488
			72,235,190
		Pipelines: 0.6%
218,700		Williams Cos., Inc.	5,067,279
			5,067,279
		Retail: 2.0%
100,710	@	Kohl’s Corp.	4,894,506
86,410		McDonald’s Corp.	2,913,745
69,150	@	Office Depot, Inc.	2,171,310
184,460		Wal-Mart Stores, Inc.	8,632,728
			18,612,289
		Semiconductors: 1.5%
295,070		Intel Corp.	7,364,947
475,640		Micron Technology, Inc.	6,330,768
			13,695,715
		Telecommunications: 3.8%
258,200	@@	France Telecom SA ADR	6,413,688
209,760		Motorola, Inc.	4,738,478
565,767		Sprint Corp. - FON Group	13,216,317
340,370		Verizon Communications, Inc.	10,251,942
			34,620,425
		Total Common Stock (Cost $498,864,842)	547,109,652
PREFERRED STOCK: 5.0%
		Advertising: 0.1%
900	#,C	Interpublic Group of Cos, Inc.	830,475
			830,475
		Airlines: 0.1%
22,310	C	Continental Airlines Finance Trust II	641,413
			641,413
		Commercial Services: 0.2%
38,400	C	United Rentals Trust I	1,641,600
			1,641,600
		Diversified Financial Services: 0.1%
24,600	@@	Lazard Ltd	729,390
			729,390
		Federal National Mortgage Association: 0.5%
50	C	Fannie Mae	4,607,038
			4,607,038
		Healthcare-Products: 0.7%
113,250		Baxter International, Inc.	$6,087,188
			6,087,188
		Housewares: 0.3%
73,100	C	Newell Financial Trust I	3,051,925
			3,051,925
		Insurance: 0.8%
56,850		Conseco, Inc.	1,608,287
83,650	C	Travelers Property Casualty Corp.	2,071,174
59,950		UnumProvident Corp.	2,622,813
36,300	@@	XL Capital Ltd.	927,465
			7,229,739
		Media: 0.2%
27,920	C	Tribune Co.	2,090,370
			2,090,370
		Oil & Gas: 0.2%
17,300		Amerada Hess Corp.	1,869,784
			1,869,784
		Pharmaceuticals: 0.5%
89,650		Schering-Plough Corp.	4,822,274
			4,822,274
		Pipelines: 0.6%
1,900	#	El Paso Corp.	2,084,535
105,000	C	El Paso Energy Capital Trust I	3,469,200
			5,553,735
		Savings & Loans: 0.1%
13,600		Sovereign Capital Trust	598,400
			598,400
		Telecommunications: 0.6%
6,000	C	Lucent Technologies Capital Trust I	5,745,000
			5,745,000
		Total Preferred Stock (Cost $44,942,158)	45,498,331

Principal Amount			Value
CONVERTIBLE BOND: 11.2%
		Aerospace/Defense: 0.5%
$4,225,000	#,C	L-3 Communications Corp., 3.000%, due 08/01/35	4,198,594
			4,198,594
		Airlines: 0.3%
1,184,000	C	American Airlines, Inc., 4.250%, due 09/23/23	1,670,920
956,000	C	Continental Airlines, Inc., 4.500%, due 02/01/07	896,250
			2,567,170

See Accompanying Notes to Financial Statements

ING VAN KAMPEN	PORTFOLIO OF INVESTMENTS
EQUITY AND INCOME PORTFOLIO	AS OF DECEMBER 31, 2005 (CONTINUED)

Principal Amount			Value
		Biotechnology: 0.8%
$6,196,000	C	Amgen, Inc., 1.030%, due 03/01/32	$4,863,860
2,000,000	C	Chiron Corp., 2.750%, due 06/30/34	1,987,500
210,000	C	Enzon Pharmaceuticals, Inc., 4.500%, due 07/01/08	189,525
			7,040,885
		Diversified Financial Services: 1.4%
5,800,000	C	Goldman Sachs Group, Inc., 2.000%, due 02/02/12	5,983,802
7,800,000		Lehman Brothers Holdings, Inc., 1.500%, due 03/23/12	6,984,900
			12,968,702
		Entertainment: 0.2%
2,335,000	C	International Game Technology, 1.480%, due 01/29/33	1,567,369
			1,567,369
		Environmental Control: 0.1%
1,161,000	C	Allied Waste North America, Inc., 4.250%, due 04/15/34	1,010,070
			1,010,070
		Food: 1.1%
10,800,000	C	General Mills, Inc., 1.990%, due 10/28/22	7,749,000
7,100,000	C	Supervalu, Inc., 4.250%, due 11/02/31	2,422,875
			10,171,875
		Forest Products & Paper: 0.3%
5,350,000	C	International Paper Co., 3.770%, due 06/20/21	3,016,063
			3,016,063
		Healthcare-Products: 0.9%
1,263,000	C	Edwards Lifesciences Corp., 3.875%, due 05/15/33	1,248,791
3,960,000	C	Medtronic, Inc., 1.250%, due 09/15/21	4,029,300
2,573,000	C	St Jude Medical, Inc., 2.800%, due 12/15/35	2,576,216
			7,854,307
		Healthcare-Services: 0.3%
3,013,000	+, #,C	Manor Care, Inc., 2.125%, due 08/01/35	3,118,455
			3,118,455
		Insurance: 0.2%
2,035,000	+, #,C	Conseco, Inc., 3.500%, due 09/30/35	2,169,819
			2,169,819
		Internet: 0.1%
1,440,000	C	Amazon.com, Inc., 4.750%, due 02/01/09	1,391,400
			1,391,400

		Media: 0.4%
$2,428,000	C	EchoStar Communications Corp., 5.750%, due 05/15/08	$2,379,440
1,615,000	C	Sinclair Broadcast Group, Inc., 6.000%, due 09/15/12	1,415,144
			3,794,584
		Miscellaneous Manufacturing: 0.4%
3,750,000	C	3M Co., 2.400%, due 11/21/32	3,351,563
			3,351,563
		Packaging & Containers: 0.3%
2,900,000	#,C	Sealed Air Corp., 3.000%, due 06/30/33	2,907,250
			2,907,250
		Pharmaceuticals: 1.0%
847,000	C	Alpharma, Inc., 3.000%, due 06/01/06	1,113,805
533,000	C	ImClone Systems, Inc., 1.375%, due 05/15/24	448,386
3,438,000	C	Teva Pharmaceutical Finance LLC, 0.500%, due 02/01/24	4,099,815
3,512,000	C	Watson Pharmaceuticals, Inc., 1.750%, due 03/15/23	3,362,740
			9,024,746
		Pipelines: 0.5%
8,807,000	C	El Paso Corp., 4.020%, due 02/28/21	4,843,850
			4,843,850
		Semiconductors: 1.3%
3,800,000	C	Advanced Micro Devices, Inc., 4.750%, due 02/01/22	5,020,750
1,947,000	#	Intel Corp., 2.950%, due 12/15/35	1,910,494
4,000,000	C	Micron Technology, Inc., 2.500%, due 02/01/10	4,650,000
			11,581,244
		Software: 0.1%
916,000	C	Red Hat, Inc., 0.500%, due 01/15/24	1,075,155
			1,075,155
		Telecommunications: 1.0%
5,006,000	@@,C	Nortel Networks Corp., 4.250%, due 09/01/08	4,718,155
4,053,000	C	Qwest Communications International, Inc., 3.500%, due 11/15/25	4,716,677
			9,434,832
		Total Convertible Bonds (Cost $99,721,862)	103,087,933

See Accompanying Notes to Financial Statements

ING VAN KAMPEN	PORTFOLIO OF INVESTMENTS
EQUITY AND INCOME PORTFOLIO	AS OF DECEMBER 31, 2005 (CONTINUED)

Principal Amount			Value
CORPORATE BONDS/NOTES: 6.5%
		Aerospace/Defense: 0.1%
$255,000	C	Raytheon Co., 6.150%, due 11/01/08	$264,816
12,000	C	Raytheon Co., 8.300%, due 03/01/10	13,453
400,000	C	United Technologies Corp., 4.375%, due 05/01/10	393,947
			672,216
		Airlines: 0.1%
472,302		America West Airlines, 7.100%, due 04/02/21	502,631
125,000		Southwest Airlines Co., 5.496%, due 11/01/06	125,595
			628,226
		Auto Manufacturers: 0.0%
325,000		DaimlerChrysler NA Holding Corp., 7.750%, due 01/18/11	355,964
			355,964
		Banks: 0.2%
425,000		Bank of New York, 3.800%, due 02/01/08	416,349
75,000		Bank of New York, 5.200%, due 07/01/07	75,399
175,000		Bank One Corp., 6.000%, due 02/17/09	179,371
750,000		Marshall & Ilsley Bank, 3.800%, due 02/08/08	736,208
125,000		Sovereign Bank, 4.000%, due 02/01/08	122,606
			1,529,933
		Beverages: 0.1%
400,000	@@,#	FBG Finance Ltd., 5.125%, due 06/15/15	389,884
400,000	#,C	Miller Brewing Co., 4.250%, due 08/15/08	392,796
			782,680
		Biotechnology: 0.7%
1,020,000	C	Chiron Corp., 1.625%, due 08/01/33	1,007,250
1,573,000	#,C	Chiron Corp., 2.750%, due 06/30/34	1,563,169
3,537,000	C	Medimmune, Inc., 1.000%, due 07/15/23	3,466,260
			6,036,679
		Diversified Financial Services: 2.3%
15,000		AIG Credit Card, 4.625%, due 09/01/10	14,694
970,000	#	AIG SunAmerica Global Financing, 6.300%, due 05/10/11	1,031,656
4,100,000	+, C	American Express Co., 1.850%, due 12/01/33	4,371,625
705,000		American General Finance Corp., 4.625%, due 05/15/09	698,461
690,000		Caterpillar Financial Services Corp., 3.625%, due 11/15/07	675,129
$125,000		CIT Group, Inc., 2.875%, due 09/29/06	$123,286
100,000		CIT Group, Inc., 3.650%, due 11/23/07	97,799
305,000		CIT Group, Inc., 4.750%, due 08/15/08	304,023
100,000		CIT Group, Inc., 7.375%, due 04/02/07	102,943
545,000		Citigroup, Inc., 5.625%, due 08/27/12	562,514
250,000		Citigroup, Inc., 6.000%, due 02/21/12	262,722
425,000		Citigroup, Inc., 6.500%, due 01/18/11	453,325
645,000		Countrywide Home Loans, Inc., 3.250%, due 05/21/08	619,724
80,000	C	Equitable Co., 6.500%, due 04/01/08	82,940
600,000	#	Farmers Exchange Capital, 7.050%, due 07/15/28	636,455
250,000		General Electric Capital Corp., 4.250%, due 12/01/10	244,294
175,000		General Electric Capital Corp., 4.750%, due 09/15/14	172,417
200,000		General Electric Capital Corp., 5.875%, due 02/15/12	208,877
270,000	C	General Electric Capital Corp., 6.750%, due 03/15/32	317,993
3,500,000		Goldman Sachs Group, Inc., 0.250%, due 08/30/08	3,417,645
310,000		Goldman Sachs Group, Inc., 5.250%, due 10/15/13	310,415
150,000	C	Goldman Sachs Group, Inc., 6.600%, due 01/15/12	161,329
160,000		Household Finance Corp., 4.125%, due 11/16/09	154,614
125,000		Household Finance Corp., 4.125%, due 12/15/08	122,140
150,000		Household Finance Corp., 6.400%, due 06/17/08	154,833
50,000		Household Finance Corp., 8.000%, due 07/15/10	55,832
775,000		HSBC Finance Corp., 6.750%, due 05/15/11	832,645
75,000	#	John Hancock Global Funding, 7.900%, due 07/02/10	84,420
425,000		JPMorgan Chase & Co., 6.750%, due 02/01/11	455,697
400,000	@@,#,C	Mantis Reef Ltd., 4.692%, due 11/14/08	393,270
510,000		MBNA Corp., 4.721%, due 05/05/08	514,040
370,000		MBNA Corp., 6.125%, due 03/01/13	392,924
530,000	@@,#	Nationwide Building Society, 4.250%, due 02/01/10	516,927
455,000	C	Residential Capital Corp., 6.375%, due 06/30/10	462,779
320,000		SLM Corp., 4.000%, due 01/15/10	308,022
435,000		SLM Corp., 5.000%, due 10/01/13	430,624
215,000		Textron Financial Corp., 4.125%, due 03/03/08	211,801
355,000	@@,#,C	Two-Rock Pass Through, 5.270%, due 02/11/50	353,101
690,000	#	Xlliac Global Funding, 4.800%, due 08/10/10	681,995
			20,995,930

See Accompanying Notes to Financial Statements

ING VAN KAMPEN	PORTFOLIO OF INVESTMENTS
EQUITY AND INCOME PORTFOLIO	AS OF DECEMBER 31, 2005 (CONTINUED)

Principal Amount			Value
		Electric: 0.6%
$385,000		Ameren Corp., 4.263%, due 05/15/07	$379,609
445,000	C	Arizona Public Service Co., 5.800%, due 06/30/14	459,400
80,000	C	Arizona Public Service Co., 6.750%, due 11/15/06	81,068
485,000	C	Carolina Power & Light, 5.125%, due 09/15/13	484,474
385,000		CC Funding Trust I, 6.900%, due 02/16/07	392,511
260,000	C	Cincinnati Gas & Electric Co., 5.700%, due 09/15/12	267,233
110,000	C	Consumers Energy Co., 4.000%, due 05/15/10	104,565
175,000	C	Consumers Energy Co., 4.800%, due 02/17/09	172,842
5,000	C	Detroit Edison Co., 6.125%, due 10/01/10	5,221
370,000	C	Duquesne Light Co., 5.700%, due 05/15/14	380,847
175,000	C	Entergy Gulf States, Inc., 3.600%, due 06/01/08	168,379
170,000	C	Entergy Gulf States, Inc., 4.810%, due 12/01/09	166,017
185,000	C	Exelon Corp., 6.750%, due 05/01/11	197,175
320,000		FPL Group Capital, Inc., 3.250%, due 04/11/06	318,761
235,000	C	Nisource Finance Corp., 4.950%, due 11/23/09	235,985
235,000	C	Pacific Gas & Electric Co., 6.050%, due 03/01/34	244,050
518,000		Pacific Gas & Electric Co., 9.500%, due 06/30/10	1,445,220
5,000	C	Wisconsin Electric Power, 3.500%, due 12/01/07	4,871
			5,508,228
		Electrical Components & Equipment: 0.0%
215,000	C	Cooper Industries, Inc., 5.250%, due 11/15/12	216,550
250,000	@@,#	LG Electronics, Inc., 5.000%, due 06/17/10	245,050
			461,600
		Environmental Control: 0.0%
150,000	C	Waste Management, Inc., 7.375%, due 08/01/10	163,403
			163,403
		Food: 0.1%
110,000	C	ConAgra Foods, Inc., 7.000%, due 10/01/28	119,858
55,000	C	ConAgra Foods, Inc., 8.250%, due 09/15/30	68,134
215,000	#	HJ Heinz Co., 6.428%, due 12/01/08	221,007
485,000	C	Kroger Co., 7.500%, due 04/01/31	543,064
145,000	C	Safeway, Inc., 7.250%, due 02/01/31	156,935
			1,108,998
		Gas: 0.0%
$300,000		Sempra Energy, 4.621%, due 05/17/07	$297,972
			297,972
		Healthcare-Products: 0.0%
410,000	@@,#,C	Baxter FinCo BV, 4.750%, due 10/15/10	404,772
			404,772
		Healthcare-Services: 0.1%
675,000	C	Aetna, Inc., 7.375%, due 03/01/06	677,657
430,000		WellPoint, Inc., 3.750%, due 12/14/07	420,644
95,000	C	WellPoint, Inc., 4.250%, due 12/15/09	92,616
			1,190,917
		Insurance: 0.2%
225,000	#	Farmers Insurance Exchange, 8.625%, due 05/01/24	273,784
650,000	C	Marsh & McLennan Cos., Inc., 5.375%, due 07/15/14	640,826
250,000		Nationwide Financial Services, 6.250%, due 11/15/11	263,450
275,000	C	Platinum Underwriters Finance, Inc., 7.500%, due 06/01/17	280,781
370,000	@@	Platinum Underwriters Holdings Ltd., 6.371%, due 11/16/07	371,369
490,000		St. Paul Travelers Cos, Inc., 5.010%, due 08/16/07	489,957
			2,320,167
		Lodging: 0.1%
520,000	C	Harrah’s Operating Co., Inc., 5.625%, due 06/01/15	511,780
340,000	#,C	Hyatt Equities LLC, 6.875%, due 06/15/07	347,011
			858,791
		Media: 0.2%
175,000		Comcast Cable Communications, 6.375%, due 01/30/06	175,241
755,000	C	Comcast Cable Communications, 6.750%, due 01/30/11	800,255
350,000	C	Cox Communications, Inc., 7.750%, due 11/01/10	379,457
295,000	C	Knight Ridder, Inc., 5.750%, due 09/01/17	250,714
220,000		News America, Inc., 7.280%, due 06/30/28	241,236
			1,846,903
		Oil & Gas: 0.1%
465,000		Pemex Project Funding Master Trust, 7.375%, due 12/15/14	517,778
125,000		Pemex Project Funding Master Trust, 9.125%, due 10/13/10	144,188
150,000	#,C	Ras Laffan Liq Natural Gas, 8.294%, due 03/15/14	173,721
			835,687

See Accompanying Notes to Financial Statements

ING VAN KAMPEN	PORTFOLIO OF INVESTMENTS
EQUITY AND INCOME PORTFOLIO	AS OF DECEMBER 31, 2005 (CONTINUED)

Principal Amount			Value
		Packaging & Containers: 0.1%
$525,000	#,C	Sealed Air Corp., 5.625%, due 07/15/13	$521,935
			521,935
		Pharmaceuticals: 0.4%
3,890,000	C	Omnicare, Inc., 3.250%, due 12/15/35	3,880,275
207,000	C	Valeant Pharmaceuticals International, 4.000%, due 11/15/13	177,503
			4,057,778
		Pipelines: 0.1%
350,000	C	Consolidated Natural Gas Co., 5.000%, due 12/01/14	340,163
285,000	C	Consolidated Natural Gas Co., 6.250%, due 11/01/11	298,807
140,000	C	Panhandle Eastern Pipe Line, 2.750%, due 03/15/07	136,173
175,000	C	Texas Eastern Transmission LP, 7.000%, due 07/15/32	204,716
			979,859
		Real Estate: 0.2%
385,000	@@	Brascan Corp., 7.125%, due 06/15/12	420,267
225,000	C	EOP Operating LP, 7.875%, due 07/15/31	266,304
746,830	#	World Financial Properties, 6.910%, due 09/01/13	784,897
			1,471,468
		Retail: 0.0%
10,000	C	Federated Department Stores, 6.900%, due 04/01/29	10,913
290,000	C	Ltd Brands, 6.950%, due 03/01/33	294,417
			305,330
		Savings & Loans: 0.1%
225,000		Washington Mutual Bank, 5.500%, due 01/15/13	228,843
360,000		Washington Mutual, Inc., 8.250%, due 04/01/10	401,208
			630,051
		Semiconductors: 0.1%
825,000	C	Teradyne, Inc., 3.750%, due 10/15/06	817,781
			817,781
		Telecommunications: 0.4%
455,000	@@	Deutsche Telekom International Finance BV, 8.250%, due 06/15/30	580,428
410,000	@@,C	France Telecom SA, 8.500%, due 03/01/31	548,710
270,000	C	SBC Communications, Inc., 6.150%, due 09/15/34	272,118
185,000	C	Sprint Capital Corp., 8.750%, due 03/15/32	246,253
1,430,000	@@,C	Telecom Italia Capital SA, 4.000%, due 01/15/10	1,363,245
410,000	@@	Vodafone Group PLC, 4.611%, due 12/28/07	410,134
			3,420,888
		Textiles: 0.0%
$192,000	C	Mohawk Industries, Inc., 7.200%, due 04/15/12	$211,882
			211,882
		Transportation: 0.2%
470,000	C	Burlington Northern Santa Fe Corp., 6.125%, due 03/15/09	486,459
250,000		FedEx Corp., 2.650%, due 04/01/07	243,252
140,000		Norfolk Southern Corp., 7.350%, due 05/15/07	144,520
585,000		Union Pacific Corp., 6.625%, due 02/01/08	604,474
			1,478,705
		Total Corporate Bonds/Notes (Cost $60,413,231)	59,894,743

U.S. TREASURY OBLIGATIONS: 10.6%
		U.S. Treasury Note: 7.7%
7,270,000		1.625%, due 02/28/06	7,245,010
26,875,000		2.000%, due 05/15/06	26,656,667
27,140,000		4.250%, due 08/15/13	26,905,727
1,400,000		4.250%, due 11/15/13	1,387,095
2,130,000		4.625%, due 05/15/06	2,132,831
6,500,000		4.750%, due 11/15/08	6,564,493
			70,891,823
		U.S. Treasury Bond: 2.3%
475,000		5.500%, due 08/15/28	534,245
3,860,000		6.125%, due 08/15/29	4,703,020
1,325,000		6.250%, due 05/15/30	1,646,003
710,000		6.375%, due 08/15/27	879,762
2,100,000		7.625%, due 02/15/25	2,894,228
3,325,000		8.125%, due 08/15/21	4,614,608
1,925,000		8.750%, due 08/15/20	2,769,896
2,200,000		9.000%, due 11/15/18	3,146,000
			21,187,762
		U.S. Treasury STRIP: 0.6%
3,375,000		4.650%, due 02/15/27	1,278,366
2,700,000		7.300%, due 02/15/25	1,116,990
8,125,000		7.400%, due 05/15/25	3,310,190
			5,705,546
		Total U.S. Treasury Obligations (Cost $97,515,538)	97,785,131

ASSET-BACKED SECURITY: 2.2%
		Automobile Asset Backed Securities: 1.5%
1,175,000	C	Capital Auto Receivables Asset Trust, 4.050%, due 07/15/09	1,162,805
900,000	C	Daimler Chrysler Auto Trust, 4.040%, due 09/08/09	890,514
425,000	C	Ford Credit Auto Owner Trust, 4.170%, due 01/15/09	421,911
1,175,000	C	Harley-Davidson Motorcycle Trust, 3.760%, due 12/17/12	1,152,642
825,000	C	Harley-Davidson Motorcycle Trust, 4.070%, due 02/15/12	812,912
1,000,000	C	Harley-Davidson Motorcycle Trust, 4.410%, due 06/15/12	992,075

See Accompanying Notes to Financial Statements

ING VAN KAMPEN	PORTFOLIO OF INVESTMENTS
EQUITY AND INCOME PORTFOLIO	AS OF DECEMBER 31, 2005 (CONTINUED)

Principal Amount				Value
		Automobile Asset Backed Securities (continued)
$600,000	#,C	Hertz Vehicle Financing LLC, 4.930%, due 02/25/10		$600,562
325,000	C	Honda Auto Receivables Owner Trust, 3.930%, due 01/15/09		321,410
800,000	C	Honda Auto Receivables Owner Trust, 4.850%, due 10/19/09		801,332
1,275,000	C	Merrill Auto Trust Securitization, 4.100%, due 08/25/09		1,261,163
1,300,000	C	Nissan Auto Receivables Owner Trust, 3.990%, due 07/15/09		1,285,683
500,000	C	USAA Auto Owner Trust, 3.160%, due 02/17/09		493,208
680,000	C	USAA Auto Owner Trust, 3.580%, due 02/15/11		666,951
1,000,000	C	USAA Auto Owner Trust, 3.900%, due 07/15/09		989,166
425,000	C	Volkswagen Auto Lease Trust, 3.820%, due 05/20/08		420,994
625,000	C	Wachovia Auto Owner Trust, 4.060%, due 09/21/09		618,498
825,000	C	Wachovia Auto Owner Trust, 4.790%, due 04/20/10		825,000
400,000	C	World Omni Auto Receivables Trust, 3.290%, due 11/12/08		395,771
				14,112,597
		Credit Card Asset Backed Securities: 0.1%
1,200,000	C	MBNA Credit Card Master Note Trust, 2.700%, due 09/15/09		1,169,172
				1,169,172
		Other Asset Backed Securities: 0.6%
850,000	C	Caterpillar Financial Asset Trust, 3.900%, due 02/25/09		840,207
400,000	C	CIT Equipment Collateral, 3.500%, due 09/20/08		394,224
400,000	C	CNH Equipment Trust, 4.020%, due 04/15/09		395,876
1,525,000	C	CNH Equipment Trust, 4.270%, due 01/15/10		1,509,880
1,050,000	#,C	GE Equipment Small Ticket LLC, 4.380%, due 07/22/09		1,042,336
1,000,000	#,C	GE Equipment Small Ticket LLC, 4.880%, due 10/22/09		1,001,400
				5,183,923
		Total Asset-Backed Securities (Cost $20,637,377)		20,465,692

OTHER BONDS: 0.1%
		Foreign Government Bonds: 0.1%
1,000,000	@@	United Mexican States, 8.375%, due 01/14/11		1,142,500
				1,142,500
		Total Other Bonds (Cost $1,143,845)		1,142,500
		Total Long-Term Investments: (Cost $823,238,853)		874,983,982

SHORT-TERM INVESTMENTS: 6.5%
		Federal Home Loan Bank: 6.5%
$59,800,000		Discount Note, 3.400%, due 01/03/06		$59,783,057
		Total Federal Home Loan Bank (Cost $59,788,704)		59,783,057
		Total Short-Term Investments: (Cost $59,788,704)		59,783,057
		Total Investments in Securities (Cost $883,027,557)*	101.4%	$934,767,039
		Other Assets and Liabilities-Net	(1.4)	(12,669,996)
		Net Assets	100.0%	$922,097,043

Certain foreign securities have been fair valued in accordance with procedures approved by the Board of Trustees (Note 2A).
@	Non-income producing security
@@	Foreign Issuer
ADR	American Depositary Receipt
STRIP	Separate Trading of Registered Interest and Principal of Securities
+	Step-up basis bonds. Interest rates shown reflect current coupon rates.
#

Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.

C	Bond may be called prior to maturity date.
*	Cost for federal income tax purposes is $888,605,927. Net unrealized appreciation consists of:
	Gross Unrealized Appreciation	$58,166,599
	Gross Unrealized Depreciation	(12,005,487)
	Net Unrealized Appreciation	$46,161,112

See Accompanying Notes to Financial Statements

TAX INFORMATION (UNAUDITED)

Dividends paid during the year ended December 31, 2005 were as follows:

Fund Name	Type	Per Share Amount
ING American Century Large Company Value Portfolio
Class A	NII	$0.1191
Class I	NII	$0.1877
Class S	NII	$0.1430
ING American Century Small Cap Value Portfolio
Class A	NII	$0.0111
Class I	NII	$0.0524
Class S	NII	$0.0223
All Classes	STCG	$1.0621
All Classes	LTCG	$0.3524
ING Davis Venture Value Portfolio
Class A	NII	$0.0053
Class I	NII	$0.0275
ING Fundamental Research Portfolio
Class A	NII	$0.0651
Class I	NII	$0.1152
Class S	NII	$0.0900
ING Goldman Sachs® Capital Growth Portfolio
Class I	NII	$0.0626
Class S	NII	$0.0327
ING Goldman Sachs® Core Equity Portfolio
Class A	NII	$0.1411
Class I	NII	$0.1440
Class S	NII	$0.1124
All Classes	STCG	$0.4591
All Classes	LTCG	$0.9634
ING JPMorgan Fleming International Portfolio
Class A	NII	$0.0594
Class I	NII	$0.0931
Class S	NII	$0.0877
ING JPMorgan Mid Cap Value Portfolio
Class A	NII	$0.0255
Class I	NII	$0.0759
Class S	NII	$0.0406
All Classes	STCG	$0.4556
All Classes	LTCG	$0.5989
ING MFS Capital Opportunities Portfolio
Class A	NII	$0.1040
Class I	NII	$0.2158
Class S	NII	$0.1339
ING OpCap Balanced Value Portfolio
Class A	NII	$0.0276
Class I	NII	$0.0888
Class S	NII	$0.0514
ING Oppenheimer Global Portfolio
Class A	NII	$0.0363
Class I	NII	$0.1189
Class S	NII	$0.1015
All Classes	STCG	$0.2258
All Classes	LTCG	$0.0241
ING Oppenheimer Strategic Income Portfolio
Class A	NII	$0.1911
Class I	NII	$0.2295
Class S	NII	$0.2042
ING PIMCO Total Return Portfolio
Class A	NII	$0.1601
Class I	NII	$0.2035
Class S	NII	$0.1815
All Classes	STCG	$0.0682
All Classes	LTCG	$0.0678
ING Salomon Brothers Large Cap Growth
All Classes	STCG	$0.5772
All Classes	LTCG	$0.5751
ING T. Rowe Price Diversified Mid Cap Growth Portfolio
All Classes	STCG	$0.0868
All Classes	LTCG	$0.0551
ING T. Rowe Price Growth Equity Portfolio
Class A	NII	$0.0492
Class I	NII	$0.2475
Class S	NII	$0.2332
ING UBS U.S. Large Cap Equity Portfolio
Class A	NII	$0.0639
Class I	NII	$0.0787
Class S	NII	$0.0707
ING Van Kampen Comstock Portfolio
Class A	NII	$0.0428
Class I	NII	$0.0794
Class S	NII	$0.0658
All Classes	STCG	$0.1163
All Classes	LTCG	$0.3485
ING Van Kampen Equity and Income Portfolio
Class A	NII	$0.0069
Class I	NII	$0.0304
All Classes	STCG	$0.0205
All Classes	LTCG	$0.0099

NII — Net investment income
STCG — Short-term capital gain
LTCG — Long-term capital gain

TAX INFORMATION (UNAUDITED) (CONTINUED)

Of the ordinary distributions made during the year ended December 31, 2005, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:

ING American Century Large Company Value Portfolio	100.00%
ING American Century Small Cap Value Portfolio	16.97%
ING Davis Venture Value Portfolio	4.81%
ING Fundamental Research Portfolio	100.00%
ING Goldman Sachs® Capital Growth Portfolio	100.00%
ING Goldman Sachs® Core Equity Portfolio	20.86%
ING JPMorgan Mid Cap Value Portfolio	41.30%
ING MFS Capital Opportunities Portfolio	100.00%
ING OpCap Balanced Value Portfolio	73.71%
ING Oppenheimer Global Portfolio	8.98%
ING Oppenheimer Strategic Income Portfolio	1.40%
ING Salomon Brothers Large Cap Growth Portfolio	7.87%
ING T. Rowe Price Growth Equity Portfolio	100.00%
ING UBS U.S. Large Cap Equity Portfolio	100.00%
ING Van Kampen Comstock Portfolio	37.95%
ING Van Kampen Equity and Income Portfolio	99.88%

Pursuant to Section 853 of the Internal Revenue Code, the Portfolios designate the following amounts as foreign taxes paid for the year ended December 31, 2005:

	Foreign Taxes Paid	Per Share Amount

ING JPMorgan Fleming International Portfolio	$1,446,044	$0.0211
ING Oppenheimer Global Portfolio	$1,810,826	$0.0106

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

DIRECTOR AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Funds are managed under the direction of the Funds’ Board of Directors. A Director who is not an interested person of the Company, as defined in the 1940 Act, is an independent director (“Independent Director”). The Directors and Officers of the Funds are listed below. The Statement of Additional Information includes additional information about directors of the Registrant and is available, without charge, upon request at 1-800-992-0180.

		Term of		Number of
		Office and	Principal	Portfolios in	Other
	Position(s)	Length of	Occupation(s)	Fund Complex	Directorships
Name, Address	Held with	Time	During the	Overseen	Held by
and Age	Company	Served(1)	Past Five Years	by Director	Director

Independent Directors:

John V. Boyer(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 52	Director	November 1997 - Present	Executive Director, The Mark Twain House & Museum(2) (September 1989 - Present).	172	None

J. Michael Earley(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age : 60	Director	January 2005 - Present	President and Chief Executive Officer, Bankers Trust Company, N.A. (June 1992 - Present).	172	None

R. Barbara Gitenstein(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age : 57	Director	January 2005 - Present	President, College of New Jersey (January 1999 - Present).	172	None

Patrick W. Kenny(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age : 62	Director	March 2002 - Present	President and Chief Executive Officer International Insurance Society (June 2001 - Present). Formerly, Executive Vice President, Frontier Insurance Group, Inc. (September 1998 - March 2001).	172	Assured Guaranty Ltd. (November 2003 - Present).

Walter H. May(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age : 68	Director	January 2005 - Present	Retired.	172	BestPrep (September 1991 - Present).

Jock Patton(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age : 59	Chairman and Director	January 2005 - Present	Private Investor (June 1997 - Present). Formerly, Director and Chief Executive Officer, Rainbow Multimedia Group, Inc. (January 1999 - December 2001).	172	JDA Software Group, Inc. (January 1999 - Present); Swift Transportation Co. (March 2004 - Present).

David W.C. Putnam(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age : 66	Director	January 2005 - Present	President and Director, F.L. Putnam Securities Company, Inc. (June 1978 - Present).	172

Progressive Capital Accumulation Trust (August 1998 - Present); Principled Equity Market Trust (November 1996 - Present); Mercy Endowment Foundation (September 1995 - Present); Asian American Bank and Trust Company (June 1992 - Present); and Notre Dame Health Care Center (July 1991 - Present).

Roger B. Vincent(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age : 60	Director	January 2005 - Present	President, Springwell Corporation (March 1989 - Present).	172	AmeriGas Propane, Inc. (January 1998 - Present).

DIRECTOR AND OFFICER INFORMATION (UNAUDITED)

		Term of		Number of
		Office and	Principal	Portfolios in	Other
	Position(s)	Length of	Occupation(s)	Fund Complex	Directorships
Name, Address	Held with	Time	During the	Overseen	Held by
and Age	Company	Served(1)	Past Five Years	by Director	Director

Richard A. Wedemeyer(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age : 69	Director	January 2005 - Present	Retired. Formerly, Vice President - Finance and Administration, The Channel Corporation (June 1996 - April 2002). Formerly, Trustee, First Choice Funds (February 1997 - April 2001).	172	Touchstone Consulting Group (June 1997 - Present) and Jim Henson Legacy (April 1994 - Present).

Directors who are “Interested Persons”:

Thomas J. McInerney(5) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age : 49	Director	January 2005 - Present	Chief Executive Officer, ING U.S. Financial Services (January 2005 - Present); General Manager and Chief Executive Officer, U.S. Financial Services (December 2003 - December 2004); Chief Executive Officer, ING U.S. Financial Services (September 2001 - December 2003); and General Manager and Chief Executive Officer, U.S. Worksite Financial Services (December 2000 - September 2001).	212

Equitable Life Insurance Co., Golden American Life Insurance Co., Life Insurance Company of Georgia, Midwestern United Life Insurance Co., ReliaStar Life Insurance Co., Security Life of Denver, Security Connecticut Life Insurance Co., Southland Life Insurance Co., USG Annuity and Life Company, and United Life and Annuity Insurance Co. Inc.; Ameribest Life Insurance Co.; First Columbine Life Insurance Co.; and Metro Atlanta Chamber of Commerce (January 2003 - Present).

John G. Turner(6) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age : 66	Director	January 2005 - Present	Retired. Formerly, Vice Chairman of ING Americas (September 2000 - January 2002); Director of ReliaStar Life Insurance Company of New York (April 1975 - December 2001); and Chairman and Trustee of the Northstar affiliated investment companies (May 1993 - December 2001).	177	Hormel Foods Corporation (March 2000 - Present); ShopKo Stores, Inc. (August 1999 - Present); and Conseco, Inc. (September 2003 - Present).

(1)     Directors serve until their successors are duly elected and qualified, subject to the Board’s retirement policy.

(2)     Shaun Mathews, Senior Vice President of ING Life Insurance and Annuity Company, has held a seat on the board of directors of The Mark Twain House & Museum since September 19, 2002. ING Groep N.V. makes non-material, charitable contributions to The Mark Twain House & Museum.

(3)     Valuation, Proxy and Brokerage Committee member.

(4)     Audit Committee member.

(5)     Mr. McInerney is an “interested person,” as defined under the 1940 Act, because of his affiliation with ING Groep N.V., the parent corporation of the Investment Manager, ING Investments, LLC and the Distributor, ING Funds Distributor, LLC.

(6)     Mr. Turner is an “interested person,” as defined under the 1940 Act, because of his affiliation with ING Groep N.V., the parent corporation of the Investment Manager, ING Investments, LLC and the Distributor, ING Funds Distributor, LLC.

Name, Address	Position(s)	Term of Office and	Principal Occupation(s) during the
And Age	Held with the Company	Length of Time Served(1)	Past Five Years

Officers:
James M. Hennessy 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age : 56	President and Chief Executive Officer Chief Operating Officer	February 2001 - Present July 2000 - Present

President, Chief Executive Officer and Chief Operating Officer, ING Investments, LLC (December 2000 - Present). Formerly, Senior Executive Vice President and Chief Operating Officer, ING Investments, LLC (April 1995 - December 2000).

Michael J. Roland 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age : 47	Executive Vice President	February 2002 - Present

Executive Vice President (December 2001 - Present) and Chief Compliance Officer (October 2004 - Present), ING Investments, LLC. Formerly, Chief Financial Officer and Treasurer, ING Investments, LLC (December 2001 - March 2005); Senior Vice President, ING Investments, LLC (June 1998 - December 2001).

Stanley D. Vyner 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age : 55	Executive Vice President	May 1999 - Present

Executive Vice President, ING Investments, LLC (July 2000 - Present) and Chief Investment Risk Officer (January 2003 - Present). Formerly, Chief Investment Officer of the International Portfolios, ING Investments, LLC (August 2000 - January 2003).

Joseph M. O’Donnell 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age : 50	Chief Compliance Officer	November 2004 - Present

Chief Compliance Officer of the ING Funds (November 2004 - Present). Formerly, Vice President, Chief Legal Counsel, Chief Compliance Officer and Secretary of Atlas Securities, Inc., Atlas Advisers, Inc. and Atlas Funds (October 2001 - October 2004); and Chief Operating Officer and General Counsel of Matthews International Capital Management LLC and Vice President and Secretary of Matthews International Funds (August 1999 - May 2001).

Todd Modic 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age : 37	Senior Vice President, Chief Financial Officer and Assistant Secretary	March 2005 - Present

Senior Vice President, ING Funds Services, LLC (April 2005 - Present). Formerly, Vice President, ING Funds Services, LLC (September 2002 - March 2005); Director, Financial Reporting, ING Investments, LLC (March 2001 - September 2002); Director of Financial Reporting, Axient Communications, Inc. (May 2000 - January 2001).

Robert S. Naka 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age : 42	Senior Vice President Assistant Secretary	November 1999 - PresentMay 1999 - Present	Senior Vice President (August 1999 - Present) and Assistant Secretary (October 2001 - Present), ING Funds Services, LLC.

Kimberly A. Anderson 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age : 41	Senior Vice President	November 2003 - Present

Senior Vice President, ING Investments, LLC (October 2003 - Present). Formerly, Vice President and Assistant Secretary, ING Investments, LLC (January 2001 - October 2003); and Assistant Vice President, ING Funds Services, LLC (November 1999 - January 2001).

Robyn L. Ichilov 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age : 38	Vice President and Treasurer	May 1999 - Present	Vice President and Treasurer, ING Funds Services, LLC (October 2001 - Present) and ING Investments, LLC (August 1997 - Present).

Lauren D. Bensinger 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age : 51	Vice President	February 2003 - Present

Vice President and Chief Compliance Officer, ING Funds Distributor, LLC (July 1995 - Present); and Vice President, ING Investments, LLC (February 2003 - Present). Formerly, Chief Compliance Officer, ING Investments, LLC (October 2001 - October 2004).

Name, Address	Position(s)	Term of Office and	Principal Occupation(s) during the
And Age	Held with the Company	Length of Time Served(1)	Past Five Years

Maria M. Anderson 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age : 47	Vice President	September 2004 - Present

Vice President, ING Funds Services, LLC (September 2004 - Present). Formerly, Assistant Vice President, ING Funds Services, LLC (October 2001 - September 2004); and Manager Fund Accounting and Fund Compliance, ING Investments, LLC (September 1999 - October 2001).

Mary A. Gaston 7337 E. Doubletree Ranch Rd Scottsdale, Arizona 85258 Age : 39	Vice President	March 2005 - Present

Vice President, ING Fund Services, LLC (April 2005 - Present). Formerly, Assistant Vice President, Financial Reporting, ING Investments, LLC (April 2004 - April 2005); Manager, Financial Reporting, ING Investments, LLC (August 2002 - April 2004); and Controller Z Seven Fund, Inc. and Ziskin Asset Management, Inc. (January 2000 - March 2002).

Susan P. Kinens 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age : 28	Assistant Vice President	February 2003 - Present	Assistant Vice President, ING Funds Services, LLC (December 2002 - Present); and has held various other positions with ING Funds Services, LLC for more than the last five years.

Kimberly K. Palmer 7337 E. Doubletree Rand Rd. Scottsdale, Arizona 85258 Age : 48	Assistant Vice President	September 2004 - Present

Assistant Vice President, ING Funds Services, LLC (August 2004 - Present). Formerly, Manager, Registration Statements, ING Funds Services, LLC (May 2003 - August 2004); Associate Partner, AMVESCAP PLC (October 2000 - May 2003); Director of Federal Filings and Blue Sky Filings, INVESCO Funds Group, Inc. (March 1994 - May 2003).

Huey P. Falgout, Jr. 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age : 41	Secretary	August 2003 - Present

Chief Counsel, ING Americas, U.S. Legal Services (September 2003 - Present). Formerly, Counsel, ING Americas, U.S. Legal Services (November 2002 - September 2003); and Associate General Counsel of AIG American General (January 1999 - November 2002).

Theresa K. Kelety 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age : 42	Assistant Secretary	August 2003 - Present	Counsel, ING Americas, U.S. Legal Services (April 2003 - Present). Formerly, Senior Associate with Shearman & Sterling (February 2000 - April 2003).

Robin R. Nesbitt 7337 E. Doubletree Rand Rd. Scottsdale, Arizona 85258 Age : 32	Assistant Secretary	September 2004 - Present

Supervisor, Board Operations, ING Funds Services, LLC (August 2003 - Present). Formerly, Senior Legal Analyst, ING Funds Services, LLC (August 2002 - August 2003); Associate, PricewaterhouseCoopers (January 2001 - August 2001); and Paralegal, McManis, Faulkner & Morgan (May 2000 - December 2000).

(1)  The officers hold office until the next annual meeting of the Directors and until their successors have been elected and qualified.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”) provides that, after an initial period, the Portfolios’ existing investment advisory and sub-advisory contracts remain in effect only if the Board of Directors (the “Board”) of ING Partners, Inc., including a majority of the Directors who have no direct or indirect interest in the advisory and sub-advisory contracts, and who are not “interested persons” of the Portfolios, as such term is defined under the 1940 Act (the “Independent Directors”), annually review and renew them. In this regard, at a meeting held on November 10, 2005 the Board, including a majority of the Independent Directors, considered whether to renew the Investment Management Agreements and Advisory Contracts (the “Advisory Contracts”) between ING Life Insurance and Annuity Company (the “Adviser” or “ILIAC”) and the Portfolios and the Portfolio Management Agreements and Sub-Advisory Contracts (“Sub-Advisory Contracts”) with the sub-advisers to the Portfolios (the “Sub-Advisers”).

The Independent Directors also held separate meetings on October 11 and November 8, 2005 to consider renewals of the Advisory Contracts and Sub-Advisory Contracts. Thus, references herein to factors considered and determinations made by the Independent Directors include, as applicable, factors considered and determinations made on those earlier dates.

At the November 10, 2005 meeting, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolios. In reaching these decisions, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual review process. The Board’s determination took into account a number of factors that its members believed, in light of the legal advice furnished to them by Kirkpatrick & Lockhart Nicholson Graham LLP (“K&LNG”), their independent legal counsel, and their own business judgment, to be relevant. Further, while the Advisory Contracts and Sub-Advisory Contracts for all the Portfolios were considered at the same Board meeting, the Directors considered each Portfolio’s advisory and sub-advisory relationships separately.

Provided below is an overview of the Board’s contract approval process in general, as well as a discussion of certain of the specific factors the Board considered at the November 10, 2005 meeting. While the Board gave its attention to the information furnished, at its request, that was most relevant to its consideration, discussed below are a number of the primary factors relevant to the Board’s consideration as to whether to renew the Advisory and Sub-Advisory Contracts for the year ending November 30, 2006. Each Director may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Portfolios’ advisory and sub-advisory arrangements.

Overview of the Contract Approval Process

In 2003, the Board that currently oversees the Portfolios determined to undertake steps to further enhance the process under which the Board determines whether to renew existing Advisory and Sub-Advisory Contracts and to approve new advisory arrangements. Among the measures the Board implemented was to retain the services of an independent consultant with experience in the mutual fund industry to assist the Independent Directors of the Board in working with the personnel employed by the Portfolios’ Adviser or its affiliates who administer the Portfolios (“Management”) to identify the types of information presented to the Directors to inform their deliberations with respect to advisory and sub-advisory relationships; establish the format in which the information requested by the Board is provided to the Board; and determine the process for reviewing such information in connection with the Advisory and Sub-Advisory Contract renewal process. The end result was the implementation of the current process relied upon by the Board to review and analyze information in connection with the annual renewal of the Portfolios’ Advisory and Sub-Advisory Contracts, as well as its review and approval of new advisory relationships.

Since this process was implemented, the Board has continuously reviewed and refined the process. In addition, the Board established a Contracts Committee and two Investment Review Committees. The type and format of the information provided to the Board or its counsel to inform its annual review and renewal process has been codified in the Portfolios’ 15(c) Methodology Guide (the “Methodology Guide”). The Methodology Guide was developed under the direction of the Board, and sets out a written blueprint under which the Board requests certain information necessary to facilitate a thorough and informed review in connection with the annual Advisory and Sub-Advisory Contract renewal process. Management provides Portfolio-specific information to the Board based on the Methodology Guide through “Fund Analysis and Comparison Tables” or “FACT” sheets prior

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

to the Board’s review of Advisory and Sub-Advisory Contracts. Certain of this information for a representative sample of Funds in the ING Funds complex was verified, at the Board’s request, by an independent firm to test its accuracy.

On its own and as part of a regular on-going process, the Board’s Contracts Committee recommends or considers recommendations from Management for refinements and other changes to the Methodology Guide and other aspects of the review process, and the Board’s Investment Review Committees review benchmarks used to assess the performance of each Portfolio. The Investment Review Committees also meet regularly with the Adviser and periodically with the Portfolios’ Sub-Advisers. The Investment Review Committees may apply a heightened level of scrutiny in cases where performance has lagged a benchmark and/or peer group.

The Board employed its process for reviewing contracts when considering the renewals of the Advisory and Sub-Advisory Contracts that would be effective through November 30, 2006. A number of the Board’s primary considerations and conclusions resulting from this process are discussed below.

Nature, Extent and Quality of Service

In determining whether to approve the Advisory Contracts and Sub-Advisory Contracts for the Portfolios for the year ending November 30, 2006, the Board received and evaluated such information as it deemed necessary regarding the nature, extent and quality of services provided to the Portfolios by the Adviser and Sub-Advisers. This included information about the Adviser and Sub-Advisers to the Portfolios provided throughout the year at regular Board meetings, as well as information furnished for the November 10, 2005 Board meeting, which was held to specifically consider renewal for the period ending November 30, 2006. In addition, the Board’s Independent Directors also held meetings on October 11th and November 8th, prior to the November 10, 2005 meeting of the full Board, to consider the annual renewal of the Advisory and Sub-Advisory Contracts.

The materials requested by and provided to the Board prior to the November 2005 Board meeting included the following items: (1) FACT sheets for each Portfolio that provide information about the performance and expenses of the Portfolio and other, similarly managed funds in a selected peer group (“Selected Peer Group”), as well as information about the Portfolio’s investment portfolio, objectives and strategies; (2) the Methodology Guide, which describes how the FACT sheets were prepared, including the manner in which benchmarks and Selected Peer Groups were selected and how profitability was determined; (3) responses to a detailed series of questions from K&LNG, legal counsel to the Independent Directors; (4) copies of each form of Advisory Contract and Sub-Advisory Contract; (5) copies of the Form ADV for the Adviser and each Sub-Adviser to the Portfolios; (6) financial statements for the Adviser and each Sub-Adviser; (7) drafts of narrative summaries addressing key factors the Board customarily considers in evaluating the renewals of Advisory Contracts and Sub-Advisory Contracts, including a written analysis for each Portfolio of how performance and fees compare to its Selected Peer Group and/or designated benchmarks; and (8) other information relevant to the Board’s evaluations.

For each Portfolio except ING Stock Index Portfolio, the Portfolio’s Class I shares were used for purposes of certain comparisons to the funds in the Selected Peer Group. Class I shares were selected, as general matter, so that the Portfolio class with the longest performance history was compared to the analogous class of shares for each fund in the Selected Peer Group. The mutual funds chosen for inclusion in a Portfolio’s Selected Peer group were selected based upon criteria designed to mirror the Portfolio class being compared to the Selected Peer Group.

In arriving at its conclusions with respect to the advisory arrangements with the Adviser, the Board was mindful of the “manager-of-managers” platform of the ING Funds. The Board considered the techniques that the Adviser developed, in response to the direction of the Board, to screen and perform due diligence on Sub-Advisers that are recommended to the Board to manage the Portfolios. The Board also noted the resources that the Adviser has committed to the Board and its Investment Review Committees to assist the Board and Committee members with their assessment of the investment performance of the Portfolios. This includes the appointment of a Chief Investment Risk Officer and his staff, who report directly to the Board, and who have developed attribution analyses and other metrics used by the Investment Review Committees to analyze the key factors underlying investment performance for the Portfolios.

The Board also noted the techniques used by the Adviser to monitor the performance of the Sub-Advisers, and took note of the pro-active approach that the Adviser, working in cooperation with the Board’s Investment

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Review Committees, has taken to advocate or recommend, when it believed appropriate, changes intended to assist performance of the Portfolios. These changes have historically included modifications in personnel responsible for managing a Portfolio and/or changes in the Sub-Adviser to a Portfolio.

In considering the Portfolios’ Advisory Contracts, the Board also considered the extent of benefits provided to the Portfolios’ shareholders, beyond advisory services, from being part of the ING family of Funds. This includes, in most cases, the right to exchange or transfer investments between the same class of shares of such Funds, without a sales charge, or among Funds available in a product platform, and the wide variety in the types of Funds available for exchange or transfer.

The Board also took into account the Adviser’s extensive efforts in recent years to reduce the expenses of the Portfolios through re-negotiated arrangements with the Portfolios’ service providers. In addition, the Board considered the extensive efforts of the Adviser and expense it incurred in recent years to help make the Fund complex more efficient by reducing the number of Portfolios through reorganizations of similar Portfolios.

Further, the Board received periodic reports showing that the investment policies and restrictions for each Portfolio were consistently complied with and other periodic reports covering matters such as compliance by Adviser and Sub-Adviser personnel with codes of ethics. The Board evaluated the Adviser’s and Sub-Advisers’ regulatory compliance systems and procedures reasonably designed to assure compliance with the federal securities laws, including those related to late trading and market timing, best execution, fair value pricing, proxy voting procedures, and trade allocation, among others. The Board considered the implementation by the Adviser and certain Sub-Advisers of enhanced compliance policies and procedures in response to SEC rule changes and other regulatory initiatives. The Board also took into account the reports of the Chief Compliance Officer and his recommendations. In this regard, the Board also considered the policies and procedures developed by the Chief Compliance Officer in consultation with the Board’s Compliance Committee that guide the Chief Compliance Officer’s compliance oversight function.

The Board reviewed the level of staffing, quality and experience of each Portfolio’s portfolio management team. The Board took into account the respective resources and reputations of the Adviser and the Sub-Advisers, and evaluated the ability of the Adviser and the Sub-Advisers to attract and retain qualified investment advisory personnel. For larger Portfolios, the Board also considered the adequacy of the resources committed to the Portfolios by the Adviser and the Sub-Advisers, and whether those resources are commensurate with the needs of larger Portfolios and are appropriate to attempt to sustain expected levels of performance, compliance, and other needs.

Based on their deliberations and the materials presented to them, the Board concluded that the advisory and related services provided by the Adviser and Sub-Advisers are appropriate in light of the Portfolios’ operations, the competitive landscape of the investment company business, and investor needs, and that the nature and quality of the overall services provided by the Adviser and Sub-Advisers were appropriate.

Portfolio Performance

In assessing advisory and sub-advisory relationships, the Board placed emphasis on the investment performance of each Portfolio, taking into account the importance of such performance to the Portfolio’s shareholders. While the Board considered the performance reports and discussions with portfolio managers at Board and Committee meetings during the year, particular attention in assessing performance was given to the Portfolio FACT sheets furnished in advance of the November meeting of the Independent Directors. The FACT sheet prepared for each Portfolio included its investment performance compared to the Morningstar category median, Lipper category median, Selected Peer Group and Portfolio’s primary benchmark. The Board’s findings specific to each Portfolio’s performance are discussed under “Portfolio-by-Portfolio Analysis,” below.

Economies of Scale

In considering the reasonableness of advisory fees, the Board also considered whether economies of scale will be realized by the Adviser as a Portfolio grows larger and the extent to which this is reflected in the level of management fee rates charged. In this regard, the Board noted any breakpoints in advisory fee schedules that resulted in a lower advisory fee because a Portfolio achieved sufficient asset levels to receive a breakpoint discount. In the case of sub-advisory fees, the Board considered that breakpoints would inure to the benefit of the Adviser, except to the extent that these savings are passed through in the form of breakpoints on advisory

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

fees that resulted in savings to the Portfolios. For Portfolios that did not have breakpoint discounts on advisory fees, but did benefit from waivers to or reimbursements of advisory or other fees, the Board also considered the extent to which economies of scale could effectively be realized through such waivers, reimbursements, or expense reductions.

Information about Services to Other Clients

The Board requested, and in many instances received and, if so, considered, information about the nature of services and fee rates offered by the Adviser and the Sub-Advisers to other clients, including other registered investment companies and institutional accounts. When rates offered to other clients differed materially from those charged to the Portfolios, the Board considered the underlying rationale provided by the Adviser and Sub-Advisers for these differences. For the unaffiliated Sub-Advisers, the Board did not view this information as imperative to its deliberations because of the arms-length nature of the negotiations between the Adviser and unaffiliated Sub-Advisers with respect to sub-advisory fees.

Fee Rates and Profitability

The Board reviewed and considered each contractual investment advisory fee rate, combined with the administrative fee rate, payable by each Portfolio to the Adviser. The Board also considered the contractual sub-advisory fee rates payable by the Adviser to each Sub-Adviser for sub-advisory services. In addition, the Board reviewed and took into account existing and proposed fee waivers and expense limitations applicable to the fees payable by the Portfolios.

The Board considered the fee structures of the Portfolios as they relate to the services provided under the Contracts, and the potential fall-out benefits to the Adviser and Sub-Advisers, and their respective affiliates, from their association with the Portfolios. For each Portfolio, the Board determined that the fees payable to the Adviser and Sub-Advisers are reasonable for the services that each performs, which were considered in light of the nature and quality of the services that each has performed and is expected to perform through the year ending November 30, 2006.

For each Portfolio, the Board considered information on revenues, costs and profits realized by the Adviser, which was prepared by Management in accordance with the allocation methodology (including assumptions) specified in the Methodology Guide. In analyzing the profitability of the Adviser in connection with its services to a Portfolio, the Board took into account the sub-advisory fee rate payable by the Adviser to the Sub-Adviser to that Portfolio. The Board also considered information that it requested and was provided by Management with respect to the profitability of service providers affiliated with the Adviser, as well as information provided by certain Sub-Advisers with respect to their profitability. In the case of non-affiliated Sub-Advisers, the Board gave less weight to profitability considerations, or did not view this data as imperative to its deliberations, given the arms-length nature of the relationship between the Adviser and these Sub-Advisers with respect to the negotiation of sub-advisory fees.

The Board determined that it had requested and received sufficient information to gain a reasonable understanding regarding the Adviser’s and affiliated Sub-Advisers’ profitability. The Board also recognized that profitability analysis is not an exact science and there is no uniform methodology for determining profitability for this purpose. In this context, the Board realized that Management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Portfolios’ operations may not be fully reflected in the expenses allocated to each Portfolio in determining profitability, and that the information presented may not portray all of the costs borne by Management nor capture Management’s entrepreneurial risk associated with offering and managing a mutual fund complex in today’s regulatory environment.

In their examination of advisory fees, the Independent Directors have, from time to time, requested the Adviser, and the Adviser has agreed, to implement remedial actions for certain Portfolios. These remedial actions have included, among others: reductions in expense caps or management fee rates; the addition of further breakpoints to fee schedules; reductions in 12b-1 fees payable by a Portfolio; the merger of certain Portfolios with and into comparable Portfolios; changes to the Sub-Adviser or portfolio manager managing a Portfolio; and enhancements to the resources available to a Sub-Adviser when managing a Portfolio. The Independent Directors requested these adjustments largely on the basis of: (a) a Portfolio’s performance, as compared to its Selected Peer Group;

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

(b) the performance of a Portfolio, as compared to its benchmarks; or (c) a Portfolio’s expenses in relation to its Selected Peer Group.

Based on the information on revenues, costs, and profitability considered by the Board, after considering the factors described in this section, as well as any remedial actions requested by the Independent Directors and agreed to by the Adviser, the Board concluded that the profits, if any, realized by the Adviser and Sub-Advisers were not excessive. In making its determinations, the Board considered that the Adviser had incentive to negotiate the most favorable fees from unaffiliated Sub-Advisers, and it based its conclusions on the reasonableness of the sub-advisory fees of the Sub-Advisers primarily on the factors described for each Portfolio below and, in the case of non-affiliated Sub-Advisers, in reliance on the arms-length nature of the negotiations between the Adviser and Sub-Advisers with respect to sub-advisory fees.

Portfolio-by-Portfolio Analysis

The following paragraphs outline certain of the specific factors that the Board considered, and the conclusions reached, at its November 2005 meeting in relation to renewing each Portfolio’s current Advisory Contract and its Sub-Advisory Contract for the year ending November 30, 2006. These specific factors are in addition to those considerations discussed above. In each case, the Portfolio’s performance was compared to its Morningstar category median and its primary benchmark, a broad-based securities market index that appears in the Portfolio’s prospectus. Each Portfolio’s management fee and expense ratio were compared to the fees and expense ratios of the funds in its Selected Peer Group.

ING American Century Large Company Value Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING American Century Large Company Value Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2005: (1) the Portfolio underperformed its Morningstar category median and its benchmark for all periods presented and one- and three-year periods; and (2) the Portfolio is ranked in the fifth (lowest) quintile for the year-to-date and one-year periods and in the third quintile for the three-year period.

In analyzing this performance data, the Board took into account that in April 2005 American Century Investment Management, Inc. (“American Century”) assumed responsibility for the day-to-day management of the Portfolio. In addition, in connection with the sub-adviser change, the Portfolio’s investment strategy was changed.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING American Century Large Company Value Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is above the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the sub-advisory fee rate payable to the Sub-Adviser is reasonable in the context of all factors considered by the Board; and (4) in April 2005, American Century assumed responsibility for management of the Portfolio, and it is reasonable to allow the new portfolio management team to continue to manage the Portfolio to assess Portfolio performance. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2006. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING American Century Select Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING American Century Select Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2005: (1) the Portfolio underperformed its Morningstar category median and its primary benchmark for all periods

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

presented; and (2) the Portfolio is ranked in the fifth (lowest) quintile for the one- and three-year periods, and in the fourth quintile for the most recent calendar quarter and year-to-date periods.

In analyzing this performance data, the Board took into account that, to address concerns about long-term performance, in November 2004, American Century Investment Management, Inc. (“American Century”) assumed responsibility for the day-to-day management of the Portfolio.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING American Century Select Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) American Century assumed day-to-day management of the Portfolio in November 2004, and it is reasonable to permit the Sub-Adviser to continue to manage the Portfolio to assess longer-term performance; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2006. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING American Century Small Cap Value Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING American Century Small Cap Value Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2005: (1) the Portfolio outperformed its Morningstar category median for the most recent calendar quarter and year-to-date, and underperformed for the one- and three-year periods; (2) the Portfolio outperformed its primary benchmark for the year-to-date and one-year periods and underperformed for the three-year period; and (3) the Portfolio is ranked in the fourth quintile for the three-year period, in the third quintile for the one-year period, and in the second quintile year-to-date.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING American Century Small Cap Value Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of ING American Century Small Cap Value Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is above the median and the average expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account that Management determined to: (1) convert the Administrator’s current agreement to waive 0.10% of the Portfolio’s administrative fees, which was to expire on May 1, 2008, to a permanent fee waiver, and (2) increase the waiver by an additional 0.05%.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) Management agreed to lower the expense ratio of the Portfolio through additional, permanent fee waivers, and the post-waiver expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s more recent performance has improved, and it is reasonable to permit the Sub-Adviser to continue to manage the Portfolio to appropriately assess longer-term performance; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2006. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

ING Baron Small Cap Growth Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Baron Small Cap Growth Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2005: (1) the Portfolio outperformed its Morningstar category median for the year-to-date, one- and three-year periods, but underperformed for the most recent calendar quarter; (2) the Portfolio outperformed its primary benchmark for the year-to-date, one- and three-year periods, but underperformed for the most recent calendar quarter; and (3) the Portfolio is ranked in the first (highest) quintile for the one- and three-year periods.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING Baron Small Cap Growth Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of ING Baron Small Cap Growth Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and above the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is above the median and the average expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account Management’s representations that it would: (1) convert the Administrator’s current agreement to waive the Portfolio’s administrative fees in an amount equal to 0.05%, which was to expire on May 1, 2006, to a permanent fee waiver, and (2) increase the waiver to achieve an additional reduction equal to 0.12%.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) Management agreed to lower the expense ratio of the Portfolio through additional, permanent fee waivers, and that post-waiver expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2006. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Davis Venture Value Portfolio (formerly, ING Salomon Brothers Fundamental Value Portfolio)

Approval of New Sub-Advisory Contract

At its July 21, 2005 meeting, the Board approved a new Sub-Advisory Contract with Davis Selected Advisers, L.P. (“Davis”) under which Davis would serve as Sub-Adviser to ING Davis Venture Value Portfolio (formerly, ING Salomon Brothers Fundamental Value Portfolio). The new Sub-Advisory Contract with Templeton became effective on December 1, 2005.

The information provided to the Board to inform its consideration of whether to approve the Sub-Advisory Contract with Davis included the following: (1) a memorandum discussing management’s rationale for the change in Sub-Adviser to the Portfolio, the reasons management is recommending Davis and the performance of Davis in managing Davis NY Venture Fund (the “Davis Fund”), a proprietary fund managed in a manner similar to that in which Davis would manage the Portfolio, with such performance being compared against an appropriate benchmark, Morningstar Category Average, and Selected Peer Group; (2) FACT sheets for the Portfolio that provide information about the performance of the Davis Fund and the performance of the Portfolio’s Selected Peer Group; (3) Davis’ responses to inquiries from counsel to the Independent Directors; (4) supporting documentation, including copies of the form of Sub-Advisory Contract with Davis for ING Davis Venture Value Portfolio (formerly, ING Salomon Brothers Fundamental Value Portfolio); (5) an analysis regarding the effect that the proposed Sub-Adviser change would have on ILIAC’s profitability and (6) other information relevant to the Board’s evaluation.

In reaching a decision to engage Davis as the Portfolio’s Sub-Adviser, the Board, including a majority of the Independent Directors, considered the performance of the Davis Fund for the year-to-date, and one-year, three-year and five-year periods. In addition, the Board evaluated and discussed other factors, including, but not limited to, the following: (1) the process employed by Davis in managing a large-capitalization (“large-cap”) fund and the

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

consistency of Davis’ process over time; (2) ILIAC’s view of the reputation of Davis as a manager to similar funds; (3) Davis’ experience and skill in managing large-cap funds; (4) the nature and quality of the services to be provided by Davis under the proposed Sub-Advisory Contract; (5) the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of Davis, including its management team’s expertise in the management of the Davis Fund, and its fit among the stable of managers in the ING Funds line-up; (6) the fairness of the compensation under the proposed Sub-Advisory Contract in light of the services to be provided; (7) the costs for the services to be provided by Davis, including that Davis would charge a fee with breakpoints that is the same as that charged by Salomon Brothers Asset Management Inc (“SaBAM”), the Portfolio’s former sub-adviser, but that because the Portfolio’s assets will no longer be aggregated with those of other Funds sub-advised by SaBAM, the sub-advisory fees payable by ILIAC would increase, with no effect on the management fee payable by the Portfolio; (8) Davis’ operations and compliance program, and its policies and procedures intended to assure compliance with the Federal securities laws, which had been reviewed and evaluated by the Chief Compliance Officer to the Funds; (9) Davis’ financial condition; (10) the appropriateness of the selection of Davis and the employment of the new investment strategy in light of the Portfolio’s investment objective and its current and prospective investor base; and (11) Davis’ Code of Ethics and related procedures for complying with the Code. The Board also considered the management fee to be retained by ILIAC for its oversight and monitoring services that will be provided to the Portfolio.

During the course of its deliberations as to whether to approve Davis as the sub-adviser to ING Davis Venture Value Portfolio (formerly, ING Salomon Brothers Fundamental Value Portfolio) based on the factors and considerations discussed above (provided that individual Board members may have given different weight to different factors), the Board reached the following conclusions regarding Davis and the proposed Sub-Advisory Contract, among others: (1) Davis is qualified to manage Salomon Brothers Fundamental Value Portfolio’s assets in accordance with its investment objective and investment strategy; (2) the new investment strategy is appropriate for pursuing long-term growth of capital and is consistent with the interests of current and prospective investors in the Portfolio; (3) based on the Board’s knowledge of Davis, Davis has sufficient financial resources available to it to fulfill its commitments to the Portfolio under the proposed Sub-Advisory Contract; (4) based upon the complexity and quality of the investment management services to be provided the Portfolio, and in view of industry averages for similar funds, the compensation to be paid by ILIAC under the proposed Sub-Advisory Contract is reasonable in relation to the services to be provided by Davis; (5) Davis maintains an appropriate compliance program and compliance procedures reasonably designed to assure compliance with the Federal securities laws, with this conclusion based upon representations from the Portfolio’s Chief Compliance Officer; and (8) while no economies of scale benefits would benefit Portfolio shareholders from the breakpoints in Davis’ sub-advisory fee, those fees would be higher than the break-pointed fee schedule in place for SaBAM, the Portfolio’s former sub-adviser, and this increase would be borne solely by ILIAC. The Board also considered the amount that would be retained by ILIAC under the proposed Sub-Advisory Contract and concluded that this amount is reasonable in light of the services provided by ILIAC.

Renewal of Advisory Contract

The Board considered whether to approve renewing the Advisory Contract with the Adviser for ING Davis Venture Value Portfolio (formerly, ING Salomon Brothers Fundamental Value Portfolio), at its November meeting. In considering whether to approve the renewal of the Advisory Contract for the Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2005: (1) the Portfolio outperformed its Morningstar category median and its primary benchmark for the three-year period; (2) the Portfolio underperformed its Morningstar category median and primary benchmark for the one-year period; and (3) the Portfolio was ranked in the fifth (lowest) quintile for the one-year period and the first (highest) quintile for the three-year period.

In analyzing this performance data, the Board took into account that, in order to enhance performance, in October 2005 Davis assumed responsibility for the day-to-day management of the Portfolio, replacing SaBAM.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING Davis Venture Value Portfolio (formerly, ING Salomon Brothers Fundamental Value Portfolio), the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

for the Portfolio is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is above the median and the average expense ratios of the funds in its Selected Peer Group. In analyzing this fee data the Board took into account Management’s representations that it lowered the Portfolio’s management fee to 0.80% in connection with the Sub-Adviser change to Davis.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio of the Adviser is reasonable in the context of all factors considered by the Board; and (3) appropriate actions are being taken to enhance the Portfolio’s performance, and additional time is needed to evaluate the effectiveness of these actions. Based on these conclusions and other factors, the Board voted to renew the Advisory Contract for the Portfolio for the year ending November 30, 2006. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Fundamental Research Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Fundamental Research Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2005: (1) the Portfolio underperformed its Morningstar category median and its primary benchmark for all periods presented; and (2) the Portfolio is ranked in the third quintile for the one- and three-year periods.

In analyzing this performance data, the Board considered that, in April 2005, a new portfolio manager, Christopher Corapi, assumed responsibility for the Portfolio. The Board also took into account that the Portfolio’s investment strategy was subsequently changed from an enhanced index portfolio to a fundamental research style.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING Fundamental Research Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) in April 2005 there was a change in portfolio manager to the Portfolio and its investment strategy, and it is reasonable to permit the Sub-Adviser to continue to manage the Portfolio in order to assess longer-term performance; and (4) the sub-advisory fee payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2006. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Goldman Sachs® Core Equity Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Goldman Sachs® Core Equity Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2005: (1) the Portfolio underperformed its Morningstar category median and its primary benchmark for all periods presented; and (2) the Portfolio is ranked in the fifth (lowest) quintile for the year-to-date and in the fourth quintile for the most recent calendar quarter and one-year periods. In analyzing this performance data, the Board took into account that the Portfolio was launched in May 2003 and has only one full calendar year of performance and, in 2004, it achieved superior performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING Goldman Sachs® Core Equity Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is equal to the median and above the

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is above the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the management fee rate is reasonable in the context of all factors considered by the Board; (2) the expense ratio for the Portfolio is reasonable in the context of all factors considered by the Board; (3) the Portfolio was launched in May 2003, and it is reasonable to permit the Sub-Adviser to continue to manage the Portfolio to assess longer-term performance; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2006. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Goldman Sachs® Capital Growth Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Goldman Sachs® Capital Growth Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2005: (1) the Portfolio underperformed its primary benchmark and its Morningstar category median for the one-year period, but outperformed its secondary benchmark during this period; (2) the Portfolio underperformed its benchmark indices and its Morningstar category median year-to-date and for the three-year period, ranking in the fourth and third quintiles, respectively; and (3) the Portfolio outperformed its secondary benchmark and Morningstar Category median in 2002 and 2004, ranking in the second quintile.

In analyzing this performance data, the Board took into account: (1) Management’s analysis regarding the Sub-Adviser’s underperformance in certain periods; (2) Management’s representations that weakness in the Portfolio’s performance in early 2005 stemmed from stock selection in the media sector; and (3) Management would continue to monitor, and the Board or its Investment Review Committee would periodically review, the Portfolio’s investment performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING Goldman Sachs® Capital Growth Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; (2) the pricing structure (including the expense ratio to be borne by shareholders) of ING Goldman Sachs® Capital Growth Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is above the median and the average expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account that, at the direction of the Board following the November 2005 contracts renewal process, the Portfolio’s administrative and advisory fees would be waived in amounts equal to 10 and 5 basis points, respectively effective January 1, 2006.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s overall performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2006. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING JPMorgan Fleming International Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING JPMorgan Fleming International Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2005: (1) the Portfolio underperformed its Morningstar category average for all periods presented; (2) the Portfolio underperformed its primary benchmark for the one-, three-, and five-year periods; and (3) the Portfolio is ranked in the third quintile for the one-year period and in the fourth quintile for the three- and five-year periods. In analyzing this performance data, the Board considered that, effective December 16, 2002, a new Sub-Adviser assumed responsibility for the management of the Portfolio.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING JPMorgan Fleming International Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the management fee rate is reasonable in the context of all factors considered by the Board; (2) the expense ratio for the Portfolio is reasonable in the context of all factors considered by the Board; (3) a new Sub-Adviser assumed the day-to-day management of the Portfolio in December 2002, and it is reasonable to permit the Sub-Adviser to continue to manage the Portfolio to assess longer-term performance; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Fund for the year ending November 30, 2006. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING JPMorgan Mid Cap Value Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING JPMorgan Mid Cap Value Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2005: (1) the Portfolio outperformed its Morningstar category median for all periods presented; (2) the Portfolio underperformed its primary benchmark for the one-year period, but outperformed for the three-year period; and (3) the Portfolio is ranked in the first (highest) quintile for the year-to-date, one- and three-year periods.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING JPMorgan Mid Cap Value Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; (2) the pricing structure (including the expense ratio to be borne by shareholders) of ING JPMorgan Mid Cap Value Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is equal to the median and below the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is above the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2006. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING MFS Capital Opportunities Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING MFS Capital Opportunities Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2005: (1) the Portfolio underperformed its Morningstar category median and its primary benchmark for the one-, three-, and five-year periods; (2) the Portfolio’s performance matched that of its Morningstar Category median and outperformed its primary benchmark for the most recent calendar quarter; and (3) the Portfolio is ranked in the fifth (lowest) quintile for the five-year period, in the fourth quintile for the three-year period and in the third quintile for the most recent calendar quarter and one-year periods ended June 30, 2005. In analyzing this performance data, the Board took into account that there had been a change in portfolio managers in October 2002, and since that time the Portfolio’s performance had demonstrated improvement.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING MFS Capital Opportunities Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

compensation under an Advisory Contract with level fees that does not include breakpoints; (2) the pricing structure (including the expense ratio to be borne by shareholders) of ING MFS Capital Opportunities Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and equal to the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is above the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) although the Portfolio has underperformed in the one-, three- and five-year periods ending June 30, 2005, the Portfolio’s performance has shown improvement, and it is reasonable to permit the Sub-Adviser to continue to manage the Portfolio to assess performance; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2006. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING OpCap Balanced Value Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING OpCap Balanced Value Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2005: (1) the Portfolio underperformed its Morningstar category median for the most recent calendar quarter and one-year period, but outperformed for the three-year period; (2) the Portfolio underperformed its primary benchmark for the one-year period but outperformed for the three-year period; and (3) the Portfolio is ranked in the fourth quintile for the year-to-date and one-year periods and the first (highest) quintile for the three-year period.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING OpCap Balanced Value Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; (2) the pricing structure (including the expense ratio to be borne by shareholders) of ING OpCap Balanced Value Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is above the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is above the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2006. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Oppenheimer Global Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Oppenheimer Global Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2005: (1) the Portfolio outperformed its Morningstar category median and its benchmark for all periods presented, except it underperformed for the year-to-date period; (2) the Portfolio is ranked in the third quintile for year-to-date and one-year periods, in the second quintile for the three-year period, and in the first (highest) quintile for the most recent calendar quarter. In analyzing this performance data, the Board considered that, in November 2004, a new Sub-Adviser assumed responsibility for the Portfolio, replacing the previous manager. The Board also took into account that the Portfolio’s investment strategy was changed in connection with the Sub-Adviser change.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING Oppenheimer Global Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Peer Group, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board; and (4) in November 2004 an new Sub-Adviser assumed management of the Portfolio and its strategies were changed, and it is reasonable to permit the Sub-Adviser to continue to manage the Portfolio to assess performance. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2006. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Oppenheimer Strategic Income Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Oppenheimer Strategic Income Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2005: (1) the Portfolio underperformed its Morningstar category median and its benchmark for the year-to-date and most recent calendar quarter; and (2) the Portfolio is ranked in the fifth (lowest) quintile for the most recent calendar quarter and in the fourth quintile for the year-to-date period. In considering this performance data, the Board took into account that the Portfolio launched in November 2004, and therefore had a limited operating history for purposes of analyzing Portfolio performance.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING Oppenheimer Strategic Income Portfolio, the Board took into account the factors described above and also considered (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board; and (4) the Portfolio was launched in November 2004, and it is reasonable to permit the Portfolio to establish a longer operating history for purposes of evaluating performance. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2006. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING PIMCO Total Return Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING PIMCO Total Return Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2005: (1) the Portfolio outperformed its Morningstar category median for all periods presented; (2) the Portfolio outperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the second quintile for the one- and three-year periods, and in the first (highest) quintile for the most recent calendar quarter and year-to-date periods.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING PIMCO Total Return Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; (2) the pricing structure (including the expense ratio to be borne by shareholders) of ING PIMCO Total Return Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is above the median and the average expense ratios of the funds in its Selected Peer Group. In

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

analyzing this fee data, the Board took into account that, at the direction of the Board following the 2005 contract renewal process, Management would reduce the administration fee payable by the Portfolio by 0.10% effective January 1, 2006, thereby lowering the Portfolio’s expense ratio to 0.75%.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) Management agreed to lower the expense ratio of the Portfolio through a reduction of the administration fee, and expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2006. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Salomon Brothers Aggressive Growth Portfolio

Renewal of Advisory and Sub-Advisory Contracts

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Salomon Brothers Aggressive Growth Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2005: (1) the Portfolio underperformed its Morningstar category median for the most recent calendar quarter, year-to-date, one- and five-year periods, but outperformed for the three-year period; (2) the Portfolio underperformed its primary benchmark for the most recent calendar quarter, year-to-date, and five-year periods, but outperformed for the one- and three-year periods; and (3) the Portfolio is ranked in the third quintile for the most recent calendar quarter and one-year periods, in the second quintile for the three-year period, in the fourth quintile for the year-to-date period, and in the fifth (lowest) quintile for the five-year period.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING Salomon Brothers Aggressive Growth Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s advisory fee, which result in lower fees at higher asset levels; (2) the pricing structure (including the expense ratio to be borne by shareholders) of ING Salomon Brothers Aggressive Growth Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is above the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2006. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

Approval of New Sub-Advisory Contract

SaBAM has managed ING Salomon Brothers Aggressive Growth Portfolio since December 16, 2002 (the “Former Agreement”). As discussed above, the Former Agreement was last approved for renewal by the Board on November 10, 2005. On December 1, 2005, Citigroup Inc. (“Citigroup) the parent of SaBAM completed the sale of substantially all of its asset management business, Citigroup Asset Management, to Legg Mason Inc. (“Legg Mason”). As a result, SaBAM, previously an indirect wholly-owned subsidiary of Citigroup, has become a wholly-owned subsidiary of Legg Mason. The 1940 Act requires that an agreement under which a registered investment adviser serves as the sub-adviser to an investment company must provide for the automatic termination of the agreement in the event of its “assignment” (as defined in the 1940 Act). A sale of a controlling block of an investment adviser’s voting securities generally is deemed to result in an assignment of the investment adviser’s

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

advisory agreements. The consummation of the transaction constituted a sale of a controlling block of voting securities of SaBAM, resulting in the assignment and automatic termination of the Portfolio’s Sub-Advisory Contract with SaBAM, effective November 30, 2005.

In order for management of the Portfolio to continue uninterrupted after the sale, ILIAC entered into a new Sub-Advisory Contract with SaBAM dated December 1, 2005 under which SaBAM has continued to provide day-to-day management services to the Portfolio (the “New Agreement”). The Transaction did not result in a change to the personnel managing the Portfolio or its investment strategy. The Portfolio has continued to be managed by Richard Freeman.

Under a licensing agreement between Citigroup and Legg Mason, the name “Salomon Brothers Asset Management Inc,” as well as all logos, trademarks, and service marks related to Citigroup or any of its affiliates (“Citi Marks”) are licensed for use by Legg Mason. All Citi Marks are owned by Citigroup and are used under license. Legg Mason and its affiliates, as well as SaBAM, are not affiliated with Citigroup.

At a meeting of the Board held on September 15, 2005, the Board, including a majority of the Independent Directors, determined to appoint SaBAM as sub-adviser to the Portfolio under the New Agreement. In determining whether to approve the New Agreement for the Portfolio, the Board received and evaluated such information as it deemed necessary for an informed determination of whether the Agreement should be approved for the Portfolio. The materials provided to the Board in support of the sub-advisory arrangement with SaBAM included the following: (1) a memorandum discussing the change of control of SaBAM and the resulting assignment and automatic termination of the Former Agreement; (2) responses from SaBAM to questions posed by Kirkpatrick & Lockhart Nicholson Graham LLP, independent legal counsel, on behalf of the Independent Directors; (3) supporting documentation, including a copy of the form of New Agreement with SaBAM on behalf of the Portfolio; and (4) other information relevant to the Board’s evaluation. In addition, the Board considered the information provided periodically throughout the year in presentations to the Board by management and by SaBAM in connection with its management of Funds in the ING Funds complex, including the Portfolio and ING Salomon Brothers Large Cap Growth Portfolio, each a series of IPI; and ING Salomon Brothers Investors Portfolio and ING Salomon Brothers All Cap Portfolio, each a series of ING Investors Trust, a registered investment company managed by an affiliate of ILIAC. Such information included, among other things: (1) detailed analysis of the Portfolio’s performance, including attribution analysis, provided at regular Board meetings; and (2) a presentation to IPI’s Domestic Equity Investment Review Committee, at the Committee’s July 20, 2005 meeting, from SaBAM representatives regarding the change of control of SaBAM.

The Board’s consideration of whether to approve the New Agreement took into account several factors including, but not limited to, the following: (1) ILIAC’s view with respect to SaBAM’s management of the Portfolio; (2) the nature and quality of the services to be provided by SaBAM under the New Agreement; (3) the personnel, operations, and investment management capabilities of SaBAM after the consummation of the Transaction, including SaBAM’s representations that the portfolio management personnel providing day-to-day management services to the Portfolio would remain in place through the closing of the Transaction and continue to manage assets after the close; (4) the fairness of the compensation under the New Agreement in light of the services to be provided by SaBAM and the fact that there would be no change in the advisory or sub-advisory fees payable with respect to the Portfolio, or the projected profitability of the SaBAM or ILIAC, in connection with the Transaction; (5) that breakpoints in the sub-advisory fees payable by ILIAC would remain unchanged, and any economies-of-scale benefits from such breakpoints would continue to inure to the benefit of ILIAC and would not affect the advisory fee payable by the Portfolio to ILIAC; (6) SaBAM’s representations that the Transaction would not adversely affect the nature and quality of services provided to the Portfolio and that the Transaction was not expected to have a material adverse effect on the ability of SaBAM to provide those services; (7) SaBAM’s operations and compliance program, including its policies and procedures intended to assure compliance with the Federal securities laws, which had previously been approved by the Board as part of its oversight of the Portfolio and other Funds in the ING Funds complex; and (8) SaBAM’s Code of Ethics, which has previously been approved for the Portfolio and other ING Funds, and related procedures for complying with that Code.

After its deliberation, the Board reached the following conclusions: (1) SaBAM should be appointed as the Portfolio’s sub-adviser under the New Agreement and continue to provide advisory services to the Portfolio; and (2) the sub-advisory fee rate payable by ILIAC to SaBAM is reasonable in the context of all factors considered by

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

the Board. The Board also noted that there would be further opportunity for review of the Portfolio’s more recent performance and other relevant factors in the course of deliberations for the next annual renewal of the Investment Advisory Agreement in November 2005.

Based on these conclusions and other factors, the Board voted to approve the New Agreement. During this approval process, different Board members may have given different weight to different individual factors and related conclusions.

ING Salomon Brothers Large Cap Growth Portfolio

Renewal of Advisory and Sub-Advisory Contracts

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Salomon Brothers Large Cap Growth Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2005: (1) the Portfolio underperformed its Morningstar category median and its benchmark for the one-year and year-to-date periods, but outperformed for the most recent calendar quarter; and (2) the Portfolio is ranked in the fifth (lowest) quintile for the one-year and year-to-date periods and in the second quintile for the most recent calendar quarter.

In analyzing this performance data, the Board took into account that in November 2004, Salomon Brothers Asset Management Inc (“SaBAM”) assumed responsibility for the Portfolio and that since the change in Sub-Advisers, the Portfolio’s performance has shown improvement. The Board also considered that the Portfolio’s investment strategy was changed in connection with the Sub-Adviser change.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING Salomon Brothers Large Cap Growth Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and equal to the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the sub-advisory fee rate payable to the Sub-Adviser is reasonable in the context of all factors considered by the Board; and (4) in November 2004, SaBAM assumed responsibility for management of the Portfolio, and it is reasonable to allow the new Sub-Adviser to continue to manage the Portfolio to assess Portfolio performance. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2006. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

Approval of New Sub-Advisory Contract

SaBAM has managed ING Salomon Brothers Large Cap Growth Portfolio since November 2004 under a Sub-Advisory Contract with ILIAC (the “Former Agreement”). The Former Agreement was last approved for renewal by the Board on November 10, 2005.

As discussed above for ING Salomon Brothers Aggressive Growth Portfolio, on December 1, 2005, Citigroup, the parent of SaBAM, completed the sale of substantially all of its asset management business, Citigroup Asset Management, to Legg Mason. As a result, SaBAM, previously an indirect wholly-owned subsidiary of Citigroup, has become a wholly-owned subsidiary of Legg Mason. The 1940 Act requires that an agreement under which a registered investment adviser serves as the sub-adviser to an investment company must provide for the automatic termination of the agreement in the event of its “assignment” (as defined in the 1940 Act). A sale of a controlling block of an investment adviser’s voting securities generally is deemed to result in an assignment of the investment adviser’s advisory agreements. The consummation of the transaction constituted a sale of a controlling block of voting securities of SaBAM, resulting in the assignment and automatic termination of the Former Agreement with SaBAM, effective November 30, 2005.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

In order for management of the Portfolio to continue uninterrupted after the sale, ILIAC entered into an interim Sub-Advisory Contract with SaBAM dated December 1, 2005 (the “Interim Agreement”) under which SaBAM has continued to provide day-to-day management services to the Portfolio. A proxy has been sent to shareholders to request that they approve a new Sub-Advisory Contract with SaBAM for ING Salomon Brothers Large Cap Growth Portfolio (the “Proposed Sub-Advisory Contract”). The meeting of shareholders at with the New Sub-Advisory Contract will be considered is scheduled for March 2, 2006.

(It should be noted that, under a licensing agreement between Citigroup and Legg Mason, the name “Salomon Brothers Asset Management Inc,” as well as all logos, trademarks, and service marks related to Citigroup or any of its affiliates (as defined above, “Citi Marks”) are licensed for use by Legg Mason. All Citi Marks are owned by Citigroup and are used under license. Legg Mason and its affiliates, as well as SaBAM, are not affiliated with Citigroup.)

At a meeting of the Board held on September 15, 2005, the Board, including a majority of the Independent Directors, determined to appoint SaBAM as sub-adviser to the Portfolio under the Interim Agreement and the Proposed Sub-Advisory Contract. In determining whether to approve the Proposed Sub-Advisory Contract for the Portfolio, the Board received and evaluated such information as it deemed necessary for an informed determination of whether the Agreement should be approved for the Portfolio. The materials provided to the Board in support of the sub-advisory arrangement with SaBAM included the following: (1) a memorandum discussing the change of control of SaBAM and the resulting assignment and automatic termination of the Former Agreement; (2) responses from SaBAM to questions posed by Kirkpatrick & Lockhart Nicholson Graham LLP, independent legal counsel, on behalf of the Independent Directors; (3) supporting documentation, including a copy of the form of Proposed Sub-Advisory Contract with SaBAM on behalf of the Portfolio; and (4) other information relevant to the Board’s evaluation. In addition, the Board considered the information provided periodically throughout the year in presentations to the Board by SaBAM in connection with its management of Funds in the ING Funds complex, including the Portfolio and ING Salomon Brothers Aggressive Growth Portfolio, each a series of IPI; and ING Salomon Brothers Investors Portfolio and ING Salomon Brothers All Cap Portfolio, each a series of ING Investors Trust, a registered investment company managed by an affiliate of ILIAC. Such information included, among other things: (1) detailed analysis of Portfolio performance, including attribution analysis, provided at regular Board meetings; and (2) a presentation to IPI’s Domestic Equity Investment Review Committee, at the Committee’s July 20, 2005 meeting, from SaBAM representatives regarding the change of control of SaBAM.

The Board’s consideration of whether to approve the Proposed Sub-Advisory Contract took into account several factors including, but not limited to, the following: (1) ILIAC’s view with respect to SaBAM’s management of the Portfolio; (2) the nature and quality of the services to be provided by SaBAM under the Proposed Sub-Advisory Contract; (3) the personnel, operations, and investment management capabilities of SaBAM after the consummation of the Transaction, including SaBAM’s representations that the portfolio management personnel providing day-to-day management services to the Portfolio would remain in place through the closing of the Transaction and continue to manage assets after the close; (4) the fairness of the compensation under the Proposed Sub-Advisory Contract in light of the services to be provided by SaBAM and the fact that there would be no change in the advisory or sub-advisory fees payable with respect to the Portfolio, or the projected profitability of the SaBAM or ILIAC, in connection with the Transaction; (5) that breakpoints in the sub-advisory fees payable by ILIAC would remain unchanged, and any economies-of-scale benefits from such breakpoints would continue to inure to the benefit of ILIAC and would not affect the advisory fee payable by the Portfolio to ILIAC; (6) SaBAM’s representations that the Transaction would not adversely affect the nature and quality of services provided to the Portfolio and that the Transaction was not expected to have a material adverse effect on the ability of SaBAM to provide those services; (7) SaBAM’s operations and compliance program, including its policies and procedures intended to assure compliance with the Federal securities laws, which had previously been approved by the Board as part of its oversight of the Portfolio and other Funds in the ING Funds complex; and (8) SaBAM’s Code of Ethics, which has previously been approved for the Portfolio and other ING Funds, and related procedures for complying with that Code.

After its deliberation, the Board reached the following conclusions: (1) SaBAM should be appointed as the Portfolio’s sub-adviser under the Interim Agreement and the Proposed Sub-Advisory Contract and continue to provide advisory services to the Portfolio; (2) the Proposed Sub-Advisory Contract should be submitted to

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

shareholders for approval; and (3) the sub-advisory fee rate payable by ILIAC to SaBAM is reasonable in the context of all factors considered by the Board. The Board also noted that there would be further opportunity for review of the Portfolio’s more recent performance and other relevant factors in the course of deliberations for the next annual renewal of the Investment Advisory Agreement in November 2005.

Based on these conclusions and other factors, the Board voted to approve the Interim Agreement and the Proposed Sub-Advisory Contract. During this approval process, different Board members may have given different weight to different individual factors and related conclusions.

ING T. Rowe Price Diversified Mid Cap Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING T. Rowe Price Diversified Mid Cap Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2005: (1) the Portfolio underperformed its Morningstar category median and its primary benchmark for all periods presented; and (2) and the Portfolio is ranked in the fifth (lowest) quintile for the one-year period, in the third quintile for the three-year period, and in the fourth quintile for the most recent calendar quarter and year-to-date periods.

In analyzing this performance data, the Board took into account that in November 2004, T. Rowe Price Associates, Inc. assumed responsibility for the day-to-day management of the Portfolio. The Board also considered that the Portfolio’s investment strategy was changed in connection with the change in Sub-Advisers.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING T. Rowe Price Diversified Mid Cap Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; and (2) the pricing structure (including the expense ratio to be borne by shareholders) of ING T. Rowe Price Diversified Mid Cap Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) in November 2004, the new Sub-Adviser assumed responsibility for management of the Portfolio and it is reasonable to permit the Portfolio to continue to manage the Portfolio in order to assess Portfolio performance; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2006. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING T. Rowe Price Growth Equity Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING T. Rowe Price Growth Equity Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2005: (1) the Portfolio outperformed its Morningstar category median for all periods presented; (2) the Portfolio underperformed its benchmark for the year-to-date and one-year periods and outperformed for the most recent calendar quarter, three- and five-year periods; (3) the Portfolio is ranked in the second quintile for the most recent calendar quarter and one-year periods, in the third quintile for the year-to-date period, and in the first (highest) quintile for the three- and five-year periods.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING T. Rowe Price Growth Equity Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2006. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING UBS U.S. Large Cap Equity Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING UBS U.S. Large Cap Equity Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2005: (1) the Portfolio outperformed its Morningstar category median for the most recent calendar quarter, year-to-date, one- and three-year periods, but underperformed for the five-year period; (2) the Portfolio outperformed its primary benchmark for the most recent calendar quarter, year-to-date, one- and three-year periods, but underperformed for the five-year period; and (3) the Portfolio is ranked in the fifth (lowest) quintile for the five-year period, the second quintile for the three-year period, and in the first (highest) quintile for the remaining periods.

In analyzing this performance data, the Board also considered that, in May 2004, UBS Global Asset Management Inc. assumed responsibility for the Portfolio to enhance the Portfolio’s performance, and performance has improved since this Sub-Adviser change.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING UBS U.S. Large Cap Equity Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; (2) the pricing structure (including the expense ratio to be borne by shareholders) of ING UBS U.S. Large Cap Equity Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is equal to the median and above the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is above the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2006. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Van Kampen Comstock Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Van Kampen Comstock Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2005: (1) the Portfolio underperformed its Morningstar category median for the most recent calendar quarter, but outperformed for the one- and three-year periods; (2) the Portfolio underperformed its primary benchmark for the one- and three-year periods; and (3) the Portfolio is ranked in the third quintile for the one-year period and the first (highest) quintile for the three-year period.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING Van Kampen Comstock Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; (2) the pricing structure (including the expense ratio to be borne by shareholders) of ING Van Kampen Comstock Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is above the median and the average expense ratios of the funds in its Selected Peer Group. In

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

analyzing this fee data, the Board took into account that, in June 2005, the Portfolio’s management fee was reduced in order to pass through to Portfolio shareholders certain savings from reductions in sub-advisory fees payable by the Adviser to the Sub-Adviser.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Adviser to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2006. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Van Kampen Equity and Income Portfolio

In considering whether to approve the renewal of the Advisory and Sub-Advisory Contracts for ING Van Kampen Equity and Income Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2005: (1) the Portfolio outperformed its Morningstar category median for all periods presented; (2) the Portfolio underperformed its benchmark for the one- and three-year periods, but outperformed for the most recent calendar quarter and year-to-date periods; and (3) the Portfolio is ranked in the second quintile for the most recent calendar quarter and three-year periods and in the first (highest) quintile for the year-to-date and one-year periods.

In considering this performance data, the Board took into account that, in November 2004, a new Sub-Adviser assumed management of the Portfolio, replacing the previous Sub-Adviser. The Board also considered that the Portfolio’s investment strategy was changed in connection with the change in Sub-Advisers.

In considering the fees payable under the Advisory and Sub-Advisory Contracts for ING Van Kampen Equity and Income Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract with level fees that does not include breakpoints; (2) the pricing structure (including the expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the management fee for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; (3) the sub-advisory fee rate payable to the Sub-Adviser is reasonable in the context of all factors considered by the Board; and (4) in November 2004, the new Sub-Adviser assumed responsibility for management of the Portfolio and its investment strategy was modified in connection with this change, and it is reasonable to permit the Sub-Adviser to continue to manage the Portfolio to assess Portfolio performance. Based on these conclusions and other factors, the Board voted to renew the Advisory and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2006. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

Investment Adviser and Administrator	Custodian
ING Life Insurance and Annuity Company	The Bank of New York
151 Farmington Avenue	100 Colonial Center Parkway, Suite 300
Hartford, Connecticut 06156	Lake Mary, Florida 32746

Distributor	Legal Counsel
ING Financial Advisers, LLC	Dechert LLP
151 Farmington Avenue	1775 I Street, N.W.
Hartford, Connecticut 06156	Washington, D.C. 20006
1-800-262-3862
Independent Registered Public
Transfer Agent	Accounting Firm
DST Systems, Inc.	KPMG LLP
P.O. Box 419368	99 High Street
Kansas City, Missouri 64141	Boston, Massachusetts 02110

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable universal life insurance policy or variable annuity contract and the underlying variable investment options. This and other information is contained in the prospectus for the variable universal life policy or variable annuity contract and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.

FUNDS	VPAR-UIPI	(1205-022506)

Annual Report

December 31, 2005

Adviser (“ADV”), Initial (“I”), Service (“S”)
Classes and Class T

ING Partners, Inc.

• ING Solution Income Portfolio
• ING Solution 2015 Portfolio
• ING Solution 2025 Portfolio
• ING Solution 2035 Portfolio
• ING Solution 2045 Portfolio

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

President’s Letter	1

Market Perspective	2

Portfolio Managers’ Reports	4

Shareholder Expense Examples	10

Report of Independent Registered Public Accounting Firm	13

Statements of Assets and Liabilities	14

Statements of Operations	15

Statements of Changes in Net Assets	16

Financial Highlights	17

Notes to Financial Statements	22

Portfolio Asset Allocation	28

Portfolios of Investments	29

Director and Officer Information	34

Advisory Contract Approval Discussion	38

PROXY VOTING INFORMATION

A description of the policies and procedures that the Portfolios uses to determine how to vote proxies related to portfolio securities is available (1) without charge, upon request, by calling Shareholder Services toll-free at 1-800-992-0180; (2) on the ING Funds website at www.ingfunds.com and (3) on the Securities and Exchange Commissions (“SEC”) website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended December 31 is available without charge on the ING Funds website at www.ingfunds.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Registrant files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Registrant’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Registrant’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330; and is available upon request from the Registrant by calling Shareholder Services toll-free at 1-800-992-0180.

(THIS PAGE INTENTIONALLY LEFT BLANK)

PRESIDENT’S LETTER

Dear Shareholder,

As you may recall, in my last letter I described the enthusiasm that we were experiencing here at ING Funds as we worked to bring more of the world’s investment opportunities to you, the investor.

That enthusiasm, I am happy to report, is continuing to thrive. With the New Year, we have launched a series of new international mutual funds, each created to bring more of the world’s opportunities to you.

Meanwhile, we have also heard you loud and clear. Our research tells us that many investors report that they find investing an intimidating and overly-complex endeavor. That is why ING is committed to helping investors across the country cut through the confusion and clutter. “Your future. Made easier.SM” is more than words; they represent our promise to you.

JAMES M. HENNESSY

Those two objectives — bringing you more of the world’s opportunities and doing it in a way that is easier for you — are behind the development of the new portfolios.

According to a recent finding, 58 percent of the world market capitalization now lies outside of the U.S.[1] In other words, the majority of investment opportunities are now beyond our borders and we think that the ING VP Index Plus International Portfolio — a broad-based international portfolio — is an easy, single-step method to gain exposure to many of those opportunities.

Meanwhile, the ING VP Global Real Estate Portfolio was developed as an easy way to bring global — international and domestic — real estate opportunities to the variable portfolio investor. Real Estate Investment Trusts (REITs) are becoming more and more popular around the world, and this new portfolio seeks to capitalize on that popularity. But again, we’ve made it easy. With just one investment, investors bring the diversification of global real estate to their investment strategy.

One of our goals at ING Funds is to find tomorrow’s opportunities today, and we believe these two portfolios are just the latest examples of that plan in action.

On behalf of everyone at ING Funds, I thank you for your continued support and loyalty. We look forward to serving you in the future.

Sincerely,

James M. Hennessy President ING Funds
January 28, 2006

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

International investing does pose special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic. Investments in issuers that are principally engaged in real estate, including REITs, may subject the Fund to risks similar to those associated with the direct ownership of real estate, including terrorist attacks, war or other acts that destroy real property (in addition to market risks). These companies are sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand, and the management skill and creditworthiness of the issuer. REITs may also be affected by tax and regulatory requirements.

1  MSCI December, 2005

1

MARKET PERSPECTIVE:	YEAR ENDED DECEMBER 31, 2005

In our semi-annual report, we referred to mixed markets in which the U.S. investor lost on both domestic and international stocks, with gains in the latter trumped by the rebounding U.S. dollar. In the second half, global equities registered solid gains, although foreign markets ended the 2005 year more convincingly. The Morgan Stanley Capital International (“MSCI”) World® Index(1)  calculated in dollars, including net reinvested dividends rose 10.3% for the six months ended December 31, 2005, and 9.5% for the full year. As for currencies, the dollar extended its first half run for the six months ended December 31, 2005, rising 2.1% against the euro (12.6% for the full year), 6.2% against the yen (14.7% for the full year), and 3.8% against the pound (10.2% for the full year). Commentators explained the U.S. dollar’s unexpected strength by pointing to relatively high U.S. interest rates, the re-cycling of oil exporters’ burgeoning wealth into dollar securities, the tax-related “repatriation” into dollars of U.S. corporations’ foreign currency balances, and, regarding the yen’s particular weakness, non-Japanese investors pouring money into the stock market but hedging their currency risk. Each dynamic was losing steam by 2005 year-end.

For more than a year, the main issue for US fixed income investors had been the unexpected flattening of the yield curve, i.e. the shrinking difference between short-term and long-term interest rates. From June 2004 through June 2005 the Federal Open Market Committee (“FOMC”) had raised the Federal Funds Rate by 25 basis points nine times, pulling other short-term rates up. However, the yield on the ten-year U.S. Treasury Note had actually fallen by 0.71% over the same thirteen months. This was put down to an apparently growing perception in the market that inflation was a problem solved, due to a vigilant Federal Reserve, cheap goods and labor abroad, consistent productivity growth at home and foreign investors’ hunger for U.S. investments. Occasionally in the second half, for example when Hurricane Katrina and Rita affected oil prices, having peaked near $70 per barrel at the end of August 2005, there looked to be filtering through to general prices, and the trend seemed about to break. Nevertheless, in the end the forces of curve flattening prevailed. By December 31, 2005, the FOMC had raised rates four more times, oil prices and the inflation scare had subsided and foreigners were still buying record amounts of U.S. securities. For the six months ended December 31, 2005, the yield on the ten-year Treasury rose by 45 basis points to 4.39% (17 basis points for the full year), and on 13-week U.S. Treasury Bills by 93 basis points (180 basis points for the full year) to 3.98%. The returns on the broad Lehman Brothers Aggregate Bond Index(2) and the Lehman Brothers High Yield Bond Index(3) was -0.1% and 1.6% for the six months ended December 31, 2005, and 2.4% and 2.7% for the full year, respectively.

The U.S. equities market in the form of the Standard & Poor’s 500 Composite Stock Price (“S&P 500”) Index(4), added 5.8% including dividends in the latter half of 2005 and 4.9% for the full year, thanks to gains of 3.5% in July and November of 2005. Other months were flat to down and by 2005 year-end, the market, trading at a fairly undemanding price-to-earnings level of about 16 times earnings for the current fiscal year, was definitely struggling. Stock investors were initially encouraged by bullish economic reports and even more by second quarter company earnings figures, which were on average up more than 10% year over year. The optimistic mood lasted into early August of 2005, when the S&P 500 reached a four-year high, before drifting back as resurgent oil prices made records almost daily. In September and October of 2005 with Hurricanes Katrina and Rita seldom out of the news, two attempted rallies fizzled. High prices at the gas pump were already here. An expensive winter for heating fuel was certain. Sharply rising factory prices started to be found in local Federal Reserve and purchasing managers’ reports and, with consumer confidence slumping, the word “stagflation” was heard more than once. In spite of this, as November approached, an evidently swift recovery from the Hurricanes Katrina and Rita cheered investors and stock prices powered ahead through mid-December 2005, as oil prices fell back below $60 per barrel, inflation moderated, corporate profits remained buoyant and gross domestic product (“GDP”) growth, at 4.1% per annum, was the envy of the developed world. Yet the market gave back nearly 1.6% between Christmas and New Year, when new reports suggested that the end of the bubbling housing market might be at hand. Rising house prices had encouraged the consumer spending that was largely behind robust GDP growth; spending that is, by people who on average were saving little, if anything.

In international markets Japan was the shining star of the second half, soaring 33.3%, based on the MSCI Japan® Index(5) in dollars plus net dividends for the six months ended December 31, 2005, and 25.5% for the

2

MARKET PERSPECTIVE: YEAR ENDED DECEMBER 31, 2005

full year, as the market repeatedly broke five-year records amid new optimism. Investors, albeit mainly foreign ones, came to the belief that Japan is re-emerging as a balanced economy and less dependent on exports. Japanese corporations and banks have repaired their balance sheets at last. Rising wages are supporting domestic demand, in addition to an expected end to deflation, seems at hand. European ex UK markets leaped 11.8%, according to the MSCI Europe ex UK® Index(6) in dollars including net dividends for the six months ended December 31, 2005 (10.5% for the full year) and 14.7% in local currencies (27.7% for the full year) to the best levels in over four years, despite the first interest rate increase, to 2.5%, in over five years. Mounting evidence of a recovery in local demand, resilient profits and an upsurge of merger and acquisition activity boosted markets that are not particularly expensive. UK equities advanced 6.4% in the six months ended December 31, 2005 (7.4% for the full year) based on the MSCI UK® Index(7) in dollars including net dividends, concealing a more impressive 11.1% increase in pounds (20.1% for the full year), to the highest in four years. The period was dominated by the effect of five interest rate increases to restrain over-stretched consumers and soaring real estate prices. Yet, in the face of mostly miserable economic reports, and despite terrorist attacks in London over two days in July of 2005, investors, encouraged by merger and acquisition activity, supported an inexpensive market yielding over 3%.

(1)  The MSCI World® Index is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

(2)  The Lehman Brothers Aggregate Bond Index is a widely recognized, unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(3)  The Lehman Brothers High Yield Bond Index is an unmanaged index that measures the performance of fixed-income securities generally representative of corporate bonds rated below investment-grade.

(4)  The Standard & Poor’s 500 Composite Stock Price Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(5)  The MSCI Japan® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

(6)  The MSCI Europe ex UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

(7)  The MSCI UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

All indices are unmanaged and investors cannot invest directly in an index.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Funds’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of the Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

3

ING SOLUTION PORTFOLIOS	PORTFOLIO MANAGERS’ REPORT

The ING Solution Portfolios (the “Portfolios”) each seek to achieve its investment objective by investing in other ING Funds (“Underlying Funds”) and uses asset allocation strategies to determine how much to invest in the Underlying Funds.

Portfolio Specifics: ING Life Insurance and Annuity Company (“ILIAC” or “Adviser”) is the investment adviser of each Portfolio. The Adviser is an indirect, wholly-owned subsidiary of ING Groep, N.V., a global financial institution active in the fields of insurance, banking and asset management.

ING Investment Management Co. (“Consultant”) is a consultant to the Adviser. Both the Adviser and the Consultant are wholly-owned indirect subsidiaries of ING Groep, N.V. The Adviser and the Consultant, working together, have designed Target Date (as defined below) asset allocation funds, called Solution Portfolios that will be constructed and managed in accordance with the following processes:

The Adviser uses an asset allocation process to determine each Portfolio’s investment mix. This asset allocation process can be found in the Prospectus.

The following tables illustrate the Target Sub-Asset Mix allocation as of May 6, 2005 for ING Solution 2015 and ING Solution 2025 and as of April 29, 2005 for ING Solution Income, ING Solution 2035 and ING Solution 2045 Portfolios.

Asset Allocation
as of December 31, 2004
(as a percent of net assets)

Target Sub-Asset Mix(1)	ING Solution Income Portfolio	ING Solution 2015 Portfolio	ING Solution 2025 Portfolio	ING Solution 2035 Portfolio	ING Solution 2045 Portfolio
U.S. Large Cap Blend	17%	12%	10%	10%	10%
U.S. Large Cap Growth	0%	12%	17%	24%	27%
U.S. Large Cap Value	0%	7%	12%	16%	18%
U.S. Mid Cap	0%	0%	3%	4%	5%
U.S. Small Cap	0%	0%	6%	8%	10%
Non-U.S./International	3%	9%	12%	13%	15%
Real Estate	0%	5%	5%	5%	5%
Intermediate-Term Bond	45%	30%	22%	20%	10%
High Yield Bond	10%	10%	3%	0%	0%
Short-Term Bond	0%	0%*	0%*	0%	0%
Insurance Company Fixed Contracts	25%	15%*	10%*	0%	0%
	100%	100%	100%	100%	100%

Portfolio holdings are subject to change daily.

*      No amounts will be allocated to insurance company fixed contracts until the SEC grants exemptive relief permitting investment by the Portfolio in insurance company fixed contracts. There can be no assurance that such relief will be granted. In the absence of that relief the approximate target allocation to short-term bonds would be 15%. The allocated amound includes a portion of the Portfolio’s assets held as a liquidity facility in order to satisfy certain conditions required under the terms of the insurance company fixed contracts (see Description and Risk of Insurance Company Fixed Contracts).

(1)     Although the Solution Portfolios expect to be fully invested at all times, they may maintain liquidity reserves to meet redemption requests.

4

PORTFOLIO MANAGERS’ REPORT	ING SOLUTION INCOME PORTFOLIO

Cumulative Total Returns for the Periods Ended December 31, 2005

	Since Inception of Classes I, S and ADV April 29, 2005		Since Inception of Class T August 31, 2005
Class ADV	3.39%		—
Class I	3.89%		—
Class S	3.69%		—
Class T	—		0.58%
Lehman Brothers Aggregate Bond Index(1)	1.55	%(2)	(0.44	)%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Solution Income Portfolio against the Lehman Brothers Aggregate Bond Index. The Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Portfolio will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Portfolio’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the Adviser, only through the end of the period as stated on the cover. The Advisers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)              The Lehman Brothers Aggregate Bond Index is an unmanaged index composed of securities from the Lehman Brothers Intermediate Government and Corporate Bond Indices, including U.S. Government Treasury and agency securities as well as corporate and yankee bonds.

(2)              Since inception performance for the Index is shown as of May 1, 2005.

(3)              Since inception performance for the Index is shown as of September 1, 2005.

5

ING SOLUTION 2015 PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Cumulative Total Returns for the Periods Ended December 31, 2005

	Since Inception of Classes I, S and ADV April 29, 2005		Since Inception of Class T August 31, 2005
Class ADV	6.97%		—
Class I	7.57%		—
Class S	7.27%		—
Class T	—		1.99%
Lehman Brothers Aggregate Bond Index(1)	1.55	%(4)	(0.44	)%(5)
S&P 500 Composite Stock Price Index(2)	9.29	%(4)	2.91	%(5)
60% S&P 500 Composite Stock Price Index / 40% LB Aggregate Bond Index(3)	6.18	%(4)	1.58	%(5)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Solution 2015 Portfolio against the indices indicated. Each Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Portfolio will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Portfolio’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the Adviser, only through the end of the period as stated on the cover. The Advisers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)              The Lehman Brothers Aggregate Bond Index is an unmanaged index composed of securities from the Lehman Brothers Intermediate Government and Corporate Bond Indices, including U.S. Government Treasury and agency securities as well as corporate and yankee bonds.

(2)              The S&P 500 Composite Stock Price Index is a value-weighted, unmanaged index of 500 of the largest companies in the U.S.

(3)              The 60% S&P 500 Composite Stock Price Index/40% Lehman Brothers Aggregate Bond Index is a benchmark consisting of a mix of 60% of an unmanaged stock index (the S&P 500 Composite Stock Price Index) and 40% of an unmanaged bond index (Lehman Bros. Aggregate Bond Index).

(4)              Since inception performance for the indices is shown from May 1, 2005.

(5)              Since inception performance for the indices is shown from September 1, 2005.

6

PORTFOLIO MANAGERS’ REPORT	ING SOLUTION 2025 PORTFOLIO

Cumulative Total Returns for the Periods Ended December 31, 2005

	Since Inception of Classes I, S and ADV April 29, 2005		Since Inception of Class T August 31, 2005
Class ADV	9.15%		—
Class I	9.75%		—
Class S	9.45%		—
Class T	—		2.72%
Lehman Brothers Aggregate Bond Index(1)	1.55	%(4)	(0.44	)%(5)
S&P 500 Composite Stock Price Index(2)	9.29	%(4)	2.91	%(5)
60% S&P 500 Composite Stock Price Index / 40% LB Aggregate Bond Index(3)	6.18	%(4)	1.58	%(5)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Solution 2025 Portfolio against the indices indicated. Each Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Portfolio will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Portfolio’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the Adviser, only through the end of the period as stated on the cover. The Advisers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)              The Lehman Brothers Aggregate Bond Index is an unmanaged index composed of securities from the Lehman Brothers Intermediate Government and Corporate Bond Indices, including U.S. Government Treasury and agency securities as well as corporate and yankee bonds.

(2)              The S&P 500 Composite Stock Price index is a value-weighted, unmanaged index of 500 of the largest companies in the U.S.

(3)              The 60% S&P 500 Composite Stock Price Index/40% Lehman Brothers Aggregate Bond Index is a benchmark consisting of a mix of 60% of an unmanaged stock index (the S&P 500 Composite Stock Price Index) and 40% of an unmanaged bond index (Lehman Bros. Aggregate Bond Index).

(4)              Since inception performance for the indices is shown from May 1, 2005.

(5)              Since inception performance for the indices is shown from September 1, 2005.

7

ING SOLUTION 2035 PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Cumulative Total Returns for the Periods Ended December 31, 2005

	Since Inception of Classes I, S and ADV April 29, 2005		Since Inception of Class T August 31, 2005
Class ADV	10.53%		—
Class I	11.12%		—
Class S	10.82%		—
Class T	—		3.35%
Russell 3000® Index(1)	10.92	%(2)	2.93	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Solution 2035 Portfolio against the Russell 3000® Index. The Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Portfolio will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Portfolio’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the Adviser, only through the end of the period as stated on the cover. The Advisers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)              The Russell 3000® Index measures the performance of the 3000 largest U.S. companies based on total market capitalization, which represent approximately 98% of the U.S. equity market.

(2)              Since inception performance for the Index is shown from May 1, 2005.

(3)              Since inception performance for the Index is shown from September 1, 2005.

8

PORTFOLIO MANAGERS’ REPORT	ING SOLUTION 2045 PORTFOLIO

Cumulative Total Returns for the Periods Ended December 31, 2005

	Since Inception of Classes I, S and ADV April 29, 2005		Since Inception of Class T August 31, 2005
Class ADV	12.60%		—
Class I	13.10%		—
Class S	12.80%		—
Class T	—		3.94%
Russell 3000 Index(1)	10.92	%(2)	2.93	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Solution 2045 Portfolio against the Russell 3000® Index. The Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Portfolio will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Portfolio’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the Adviser, only through the end of the period as stated on the cover. The Advisers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)              The Russell 3000® Index measures the performance of the 3000 largest U.S. companies based on total market capitalization, which represent approximately 98% of the U.S. equity market.

(2)              Since inception performance for the Index is shown from May 1, 2005.

(3)              Since inception performance for the Index is shown from September 1, 2005.

9

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution [and/or service] (12b-1) fees; and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period (except as noted) and held for the entire period from July 1, 2005, inception of the Portfolios, to December 31, 2005.

Actual Expenses

The first section of the table shown, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, “Hypothetical 5% Return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

ING Solution Income Portfolio	Beginning Account Value July 1, 2005	Ending Account Value December 31, 2005	Expenses Paid Annualized Expense Ratio	During the Six Months Ended December 31, 2005
Actual Fund Return
Class ADV	$1,000.00	$1,016.70	0.62%	$3.15
Class I	$1,000.00	$1,019.60	0.12%	$0.61
Class S	$1,000.00	$1,018.60	0.37%	$1.88
Class T(a)	$1,000.00	$1,005.80	0.82%	$4.15
Hypothetical (5% return before expenses)
Class ADV	$1,000.00	$1,022.08	0.62%	$3.16
Class I	$1,000.00	$1,024.60	0.12%	$0.61
Class S	$1,000.00	$1,023.34	0.37%	$1.89
Class T(a)	$1,000.00	$1,021.07	0.82%	$4.18

*      Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year (except “Actual Fund Return” information for each Solution Portfolio, which reflects the 123-day period ended December 31, 2005 due to their Class T inception date of August 31, 2005).

(a)   Commencement of operations for Class T in all Solution Portfolios August 31, 2005.

10

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

ING Solution 2015 Portfolio	Beginning Account Value July 1, 2005	Ending Account Value December 31, 2005	Expenses Paid Annualized Expense Ratio	During the Six Months Ended December 31, 2005
Actual Fund Return
Class ADV	$1,000.00	$1,038.70	0.62%	$3.19
Class I	$1,000.00	$1,042.50	0.12%	$0.62
Class S	$1,000.00	$1,040.60	0.37%	$1.90
Class T(a)	$1,000.00	$1,019.90	0.82%	$4.17
Hypothetical (5% return before expenses)
Class ADV	$1,000.00	$1,022.08	0.62%	$3.16
Class I	$1,000.00	$1,024.60	0.12%	$0.61
Class S	$1,000.00	$1,023.34	0.37%	$1.89
Class T(a)	$1,000.00	$1,021.07	0.82%	$4.18

ING Solution 2025 Portfolio
Actual Fund Return
Class ADV	$1,000.00	$1,052.80	0.62%	$3.21
Class I	$1,000.00	$1,056.50	0.12%	$0.62
Class S	$1,000.00	$1,054.70	0.37%	$1.92
Class T(a)	$1,000.00	$1,027.20	0.82%	$4.19
Hypothetical (5% return before expenses)
Class ADV	$1,000.00	$1,022.08	0.62%	$3.16
Class I	$1,000.00	$1,024.60	0.12%	$0.61
Class S	$1,000.00	$1,023.34	0.37%	$1.89
Class T(a)	$1,000.00	$1,021.07	0.82%	$4.18

*      Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year (except “Actual Fund Return” information for each Solution Portfolio, which reflects the 123-day period ended December 31, 2005 due to their Class T inception date of August 31, 2005).

(a)   Commencement of operations for Class T in all Solution Portfolios August 31, 2005

11

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

ING Solution 2035 Portfolio	Beginning Account Value July 1, 2005	Ending Account Value December 31, 2005	Expenses Paid Annualized Expense Ratio	During the Six Months Ended December 31, 2005
Actual Fund Return
Class ADV	$1,000.00	$1,064.10	0.62%	$3.23
Class I	$1,000.00	$1,068.80	0.12%	$0.63
Class S	$1,000.00	$1,065.90	0.37%	$1.93
Class T(a)	$1,000.00	$1,033.50	0.82%	$4.20
Hypothetical (5% return before expenses)
Class ADV	$1,000.00	$1,022.08	0.62%	$3.16
Class I	$1,000.00	$1,024.60	0.12%	$0.61
Class S	$1,000.00	$1,023.34	0.37%	$1.89
Class T(a)	$1,000.00	$1,021.07	0.82%	$4.18

ING Solution 2045 Portfolio
Actual Fund Return
Class ADV	$1,000.00	$1,074.80	0.62%	$3.24
Class I	$1,000.00	$1,077.50	0.12%	$0.63
Class S	$1,000.00	$1,075.73	0.37%	$1.94
Class T(a)	$1,000.00	$1,039.40	0.82%	$4.22
Hypothetical (5% return before expenses)
Class ADV	$1,000.00	$1,022.08	0.62%	$3.16
Class I	$1,000.00	$1,024.60	0.12%	$0.61
Class S	$1,000.00	$1,023.34	0.37%	$1.89
Class T(a)	$1,000.00	$1,021.07	0.82%	$4.18

*                 Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year (except “Actual Fund Return” information for each Solution Portfolio, which reflects the 123-day period ended December 31, 2005 due to their Class T inception date of August 31, 2005).

(a)          Commencement of operations for Class T in all Solution Portfolios August 31, 2005

12

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
ING Partners, Inc.

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of ING Solution Income Portfolio, ING Solution 2015 Portfolio, ING Solution 2025 Portfolio, ING Solution 2035 Portfolio, and ING Solution 2045 Portfolio, each a series of ING Partners, Inc. as of December 31, 2005, and the related statements of operations, the statements of changes in net assets, and the financial highlights for the period from April 29, 2005 (commencement of operations) to December 31, 2005. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2005 by correspondence with the transfer agent of the underlying funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned portfolios as of December 31, 2005, the results of their operations, the changes in their net assets, and the financial highlights for the period specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 27, 2006

13

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2005

	ING Solution Income Portfolio	ING Solution 2015 Portfolio	ING Solution 2025 Portfolio	ING Solution 2035 Portfolio	ING Solution 2045 Portfolio
ASSETS:
Investments in affiliated underlying funds*	$799,656	$5,843,096	$17,458,744	$5,679,377	$1,302,950
Cash	20	20	20	20	20
Receivables:
Fund shares sold	351	3,515	124,516	5,522	33,974
Dividends and interest	241	1,701	3,130	—	—
Total assets	800,268	5,848,332	17,586,410	5,684,919	1,336,944
LIABILITIES:
Payable for investment securities purchased	611	5,211	127,665	5,543	33,994
Payable for fund shares redeemed	—	19	—	—	—
Payable to affiliates	310	2,103	5,762	1,897	506
Total liabilities	921	7,333	133,427	7,440	34,500
NET ASSETS	$799,347	$5,840,999	$17,452,983	$5,677,479	$1,302,444
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$787,742	$5,705,697	$16,768,320	$5,453,551	$1,266,112
Undistributed net investment income	12,720	56,750	126,479	39,876	4,925
Accumulated net realized gain on investments	1,405	22,736	69,314	32,991	20,187
Net unrealized appreciation or depreciation on investments	(2,520)	55,816	488,870	151,061	11,220
NET ASSETS	$799,347	$5,840,999	$17,452,983	$5,677,479	$1,302,444

* Cost of investments in underlying funds	$802,176	$5,787,280	$16,969,874	$5,528,316	$1,291,730

Class ADV:
Net assets	$187,903	$1,032,439	$943,516	$542,166	$334,302
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001	$0.001
Shares outstanding	18,143	96,137	85,999	48,709	29,455
Net asset value and redemption price per share	$10.36	$10.74	$10.97	$11.13	$11.35
Class I:
Net assets	$1,051	$1,091	$35,994	$19,523	$1,664
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001	$0.001
Shares outstanding	101	101	3,263	1,745	146
Net asset value and redemption price per share	$10.41	$10.80	$11.03	$11.19	$11.40
Class S:
Net assets	$507,090	$4,113,839	$15,502,795	$4,655,603	$783,145
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001	$0.001
Shares outstanding	48,806	381,953	1,409,079	417,160	68,890
Net asset value and redemption price per share	$10.39	$10.77	$11.00	$11.16	$11.37
Class T:
Net assets	$103,303	$693,630	$970,678	$460,187	$183,333
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001	$0.001
Shares outstanding	9,986	64,581	88,510	41,392	16,165
Net asset value and redemption price per share	$10.34	$10.74	$10.97	$11.12	$11.34

See Accompanying Notes to Financial Statements

14

STATEMENTS OF OPERATIONS

	ING Solution	ING Solution	ING Solution	ING Solution	ING Solution
	Income	2015	2025	2035	2045
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
	April 29, 2005(1) to December 31, 2005	April 29, 2005(1) to December 31, 2005	April 29, 2005(1) to December 31, 2005	April 29, 2005(1) to December 31, 2005	April 29, 2005(1) to December 31, 2005
INVESTMENT INCOME:
Dividends, from affiliated underlying funds	$13,637	$61,916	$140,738	$44,247	$6,136
Total investment income	13,637	61,916	140,738	44,247	6,136
EXPENSES:
Investment management fees	226	1,250	3,622	1,089	283
Distribution and service fees:
Class ADV	116	707	894	442	278
Class S	460	2,589	8,331	2,413	536
Class T	140	544	827	240	92
Administrative service fees	46	250	724	218	56
Total expenses	988	5,340	14,398	4,402	1,245
Net waived fees	(9)	(36)	(72)	(25)	(8)
Net expenses	979	5,304	14,326	4,377	1,237
Net investment income	12,658	56,612	126,412	39,870	4,899
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Distributions of realized gains from affiliated underlying funds	1,060	23,304	85,698	33,908	9,029
Net realized gain (loss) on affiliated investments	345	(568)	(16,384)	(917)	11,158
Net change in unrealized appreciation or depreciation on affiliated investments	(2,520)	55,816	488,870	151,061	11,220
Net realized and unrealized gain (loss) on affiliated investments	(1,115)	78,552	558,184	184,052	31,407
Increase in net assets resulting from operations	$11,543	$135,164	$684,596	$223,922	$36,306

(1)  Commencement of Operations

See Accompanying Notes to Financial Statements

15

STATEMENTS OF CHANGES IN NET ASSETS

	ING Solution Income Portfolio	ING Solution 2015 Portfolio	ING Solution 2025 Portfolio	ING Solution 2035 Portfolio	ING Solution 2045 Portfolio
	April29, 2005(1) to December 31, 2005	April 29, 2005(1) to December 31, 2005	April 29, 2005(1) to December 31, 2005	April 29, 2005(1) to December 31, 2005	April 29, 2005(1) to December 31, 2005
FROM OPERATIONS:
Net investment income	$12,658	$56,612	$126,412	$39,870	$4,899
Net realized gain on affiliated investments	1,405	22,736	69,314	32,991	20,187
Net change in unrealized appreciation or depreciation on affiliated investments	(2,520)	55,816	488,870	151,061	11,220
Net increase in net assets resulting from operations	11,543	135,164	684,596	223,922	36,306
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	818,111	6,044,016	17,145,903	5,591,300	1,647,245
Cost of shares redeemed	(30,307)	(338,181)	(377,516)	(137,743)	(381,107)
Net increase in net assets resulting from capital share transactions	787,804	5,705,835	16,768,387	5,453,557	1,266,138
Net increase in net assets	799,347	5,840,999	17,452,983	5,677,479	1,302,444
NET ASSETS:
Beginning of period	—	—	—	—	—
End of period	$799,347	$5,840,999	$17,452,983	$5,677,479	$1,302,444
Undistributed net investment income at end of period	$12,720	$56,750	$126,479	$39,876	$4,925

(1) Commencement of Operations

See Accompanying Notes to Financial Statements

16

ING SOLUTION INCOME PORTFOLIO	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class ADV	Class I	Class S	Class T
	April 29, 2005(1) to December 31, 2005	April 29, 2005(1) to December 31, 2005	April 29, 2005(1) to December 31, 2005	August 31, 2005(1) to December 31, 2005
Per Share Operating Performance:
Net asset value, beginning of period	$10.02	10.02	10.02	10.28
Income (loss) from investment operations:
Net investment income	$0.54 †	0.29	0.36 †	0.12
Net realized and unrealized gain (loss) on investments	$(0.20)	0.10	0.01	(0.06)
Total from investment operations	$0.34	0.39	0.37	0.06
Net asset value, end of period	$10.36	10.41	10.39	10.34
Total Return(2)%	3.39	3.89	3.69	0.58
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$188	1	507	103
Ratios to average net assets:
Net Expenses after expense waiver(3)(4)%	0.62	0.12	0.37	0.82
Gross Expenses prior to expense waiver(3)(4)%	0.62	0.12	0.37	0.87
Net investment income(3)%	7.93	4.27	5.22	6.36
Portfolio turnover rate %	21	21	21	21

(1)                Commencement of operations.

(2)                Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total returns for periods less than one year are not annualized.

(3)                Annualized for periods less than one year.

(4)                Expense ratios do not include expenses of Underlying Funds.

†                  Per share numbers have been calculated using the average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements.

17

ING SOLUTION 2015 PORTFOLIO	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class ADV	Class I	Class S	Class T
	April 29, 2005(1) to December 31, 2005	April 29, 2005(1) to December 31, 2005	April 29, 2005(1) to December 31, 2005	August 31, 2005(1) to December 31, 2005
Per Share Operating Performance:
Net asset value, beginning of period	$10.04	10.04	10.04	10.53
Income from investment operations:
Net investment income	$0.44 †	0.11	0.27 †	0.13
Net realized and unrealized gain on investments	$0.26	0.65	0.46	0.08
Total from investment operations	$0.70	0.76	0.73	0.21
Net asset value, end of period	$10.74	10.80	10.77	10.74
Total Return(2)%	6.97	7.57	7.27	1.99
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$1,032	1	4,114	694
Ratios to average net assets:
Net expenses after expense waiver(3)(4)%	0.62	0.12	0.37	0.82
Gross expenses prior to expense waiver(3)(4)%	0.62	0.12	0.37	0.87
Net investment income(3)%	6.29	1.51	3.82	11.28
Portfolio turnover rate %	49	49	49	49

(1)                Commencement of operations.

(2)                Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total returns for periods less than one year are not annualized.

(3)                Annualized for periods less than one year.

(4)                Expense ratios do not include expenses of Underlying Funds.

†                  Per share numbers have been calculated using the average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements.

18

ING SOLUTION 2025 PORTFOLIO	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class ADV	Class I	Class S	Class T
	April 29, 2005(1) to December 31, 2005	April 29, 2005(1) to December 31, 2005	April 29, 2005(1) to December 31, 2005	August 31, 2005(1) to December 31, 2005
Per Share Operating Performance:
Net asset value, beginning of period	$10.05	10.05	10.05	10.68
Income from investment operations:
Net investment income	$0.24 †	0.05 †	0.24 †	0.08
Net realized and unrealized gain on investments	$0.68	0.93	0.71	0.21
Total from investment operations	$0.92	0.98	0.95	0.29
Net asset value, end of period	$10.97	11.03	11.00	10.97
Total Return(2)%	9.15	9.75	9.45	2.72
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$944	36	15,503	971
Ratios to average net assets:
Net expenses after expense waiver(3)(4)%	0.62	0.12	0.37	0.82
Gross expenses prior to expense waiver(3)(4)%	0.62	0.12	0.37	0.87
Net investment income(3)%	3.37	0.79	3.38	6.79
Portfolio turnover rate %	47	47	47	47

(1)     Commencement of operations.

(2)     Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total returns for periods less than one year are not annualized.

(3)     Annualized for periods less than one year.

(4)     Expense ratios do not include expenses of Underlying Funds.

†      Per share numbers have been calculated using the average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements.

19

ING SOLUTION 2035 PORTFOLIO	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class ADV	Class I	Class S	Class T
	April 29, 2005(1) to December 31, 2005	April 29, 2005(1) to December 31, 2005	April 29, 2005(1) to December 31, 2005	August 31, 2005(1) to December 31, 2005
Per Share Operating Performance:
Net asset value, beginning of period	$10.07	10.07	10.07	10.76
Income from investment operations:
Net investment income	$0.34 †	0.98 †	0.23 †	0.12
Net realized and unrealized gain on investments	$0.72	0.14	0.86	0.24
Total from investment operations	$1.06	1.12	1.09	0.36
Net asset value, end of period	$11.13	11.19	11.16	11.12
Total Return(2)%	10.53	11.12	10.82	3.35
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$542	20	4,656	460
Ratios to average net assets:
Net expenses after expense waiver(3)(4)%	0.62	0.12	0.37	0.82
Gross expenses prior to expense waiver(3)(4)%	0.62	0.12	0.37	0.87
Net investment income(3)%	4.59	13.21	3.16	15.26
Portfolio turnover rate %	33	33	33	33

(1)                Commencement of operations.

(2)                Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total returns for periods less than one year are not annualized.

(3)                Annualized for periods less than one year.

(4)                Expense ratios do not include expenses of Underlying Funds.

†                  Per share numbers have been calculated using the average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements.

20

ING SOLUTION 2045 PORTFOLIO	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class ADV	Class I	Class S	Class T
	April 29, 2005(1) to December 31, 2005	April 29, 2005(1) to December 31, 2005	April 29, 2005(1) to December 31, 2005	August 31, 2005(1) to December 31, 2005
Per Share Operating Performance:
Net asset value, beginning of period	$10.08	10.08	10.08	10.91
Income from investment operations:
Net investment income	$0.19 †	0.08 †	0.08 †	0.33 †
Net realized and unrealized gain on investments	$1.08	1.24	1.21	0.10
Total from investment operations	$1.27	1.32	1.29	0.43
Net asset value, end of period	$11.35	11.40	11.37	11.34
Total Return(2)%	12.60	13.10	12.80	3.94
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$334	2	783	183
Ratios to average net assets:
Net expenses after expense waiver(3)(4)%	0.62	0.12	0.37	0.82
Gross expenses prior to expense waiver(3)(4)%	0.62	0.12	0.37	0.87
Net investment income(3)%	2.54	1.12	1.11	9.02
Portfolio turnover rate %	106	106	106	106

(1)                Commencement of operations.

(2)                Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges. Total returns for periods less than one year are not annualized.

(3)                Annualized for periods less than one year.

(4)                Expense ratios do not include expenses of Underlying Funds.

†                  Per share numbers have been calculated using the average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements.

21

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2005

NOTE 1 — ORGANIZATION

Organization. ING Life Insurance and Annuity Company (“ILIAC” or the “Investment Adviser”) created ING Partners, Inc. (the “Fund”) to serve as an investment option underlying variable insurance products offered by ILIAC and its insurance company affiliates. The Fund is an open-end management investment company registered under the Investment Company Act of 1940 (the “1940 Act”). It was incorporated under the laws of Maryland on May 7, 1997. The Articles of Incorporation permit the Fund to offer separate series (“Portfolios”), each of which has its own investment objective, policies and restrictions. The Fund currently consists of thirty-nine Portfolios. The five included in this report are: ING Solution Income Portfolio (“Solution Income”), ING Solution 2015 Portfolio (“Solution 2015”), ING Solution 2025 Portfolio (“Solution 2025”), ING Solution 2035 Portfolio (“Solution 2035”) and ING Solution 2045 Portfolio (“Solution 2045”) (each a “Portfolio” and collectively, the “Portfolios”). The investment objectives of the Portfolios are as follows: Income Solution — a combination of total return and stability of principal consistent with an asset allocation targeted to retirement; and Solution 2015, 2025, 2035 and 2045 Portfolios — until the day prior to the Target Dates, the Portfolios will seek to provide total return consistent with an asset allocation targeted at retirement in approximately 2015, 2025, 2035 and 2045, respectively. On the Target Date, the investment objective will be to seek to provide a combination of total return and stability of principal consistent with an asset allocation targeted to retirement. When Solution 2015, 2025, 2035 and 2045 Portfolios reach their respective Target Date, they may be combined with the Income Portfolio, without a vote of shareholders, if approved by the Board of Directors.

Shares of the Fund are currently being offered only to participating insurance companies for allocation to certain of their separate accounts established for the purpose of funding variable annuity contracts and variable life insurance policies issued by the participating insurance companies.

The Portfolios offer the following three classes: Adviser Class (“Class ADV”), Initial Class (“Class I”), Service Class (“Class S”) and Class T. The classes differ principally in applicable distribution and shareholder service fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Portfolios and earn income and realized gains/losses from the Portfolio pro rata based on the average daily net assets of each class, without discrimination between share classes. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder servicing fees.

Each Portfolio seeks to achieve its investment objective by investing in other ING Funds (“Underlying Funds”) and uses asset allocation strategies to determine how much to invest in the Underlying Funds.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Such policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

A.  Security Valuation. The valuation of each Portfolio’s investments in its underlying funds is based on the net asset values of the underlying funds each business day.

B.   Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date.

C.   Distributions to Shareholders. The Portfolios record distributions to their shareholders on ex-dividend date. Each Portfolio distributes dividends and capital gains, if any, annually. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America for investment companies.

D.  Federal Income Taxes. It is the policy of the Portfolios to comply with subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, no federal income tax provision is required.

The Board of Trustees intends to offset any net capital gains with any available capital loss carryforward until each carryforward has been fully utilized or expires. In addition, no capital

22

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2005  (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

gain distribution shall be made until the capital loss carryforward has been fully utilized or expires.

E.   Use of Estimates. Management of the Portfolios has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses to prepare these financial statements in conformity with accounting principles generally accepted in the United States of America for investment companies. Actual results could differ from these estimates.

F.   Repurchase Agreements. Certain of the Underlying Funds may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. An Underlying Fund will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Portfolio. The underlying collateral is valued daily on a mark to market basis to assure that the value, including accrued interest is at least equal to the repurchase price. There would be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, and it might incur disposition costs in liquidating the collateral.

NOTE 3 — INVESTMENT ADVISOR AND ADMINISTRATIVE SERVICE FEES

The Portfolios entered into an Investment Management Agreement with the Investment Adviser. For its services, each Portfolio pays the Investment Adviser a monthly fee in arrears equal to 0.10% of the Portfolio’s average daily net assets during the month.

ING Investment Management Co. (the “Consultant”) is a consultant to the Investment Adviser. Both the Investment Adviser and the Consultant are indirect, wholly-owned subsidiaries of ING Groep, N.V. (“ING Groep”). ING Groep is one of the largest financial services organizations in the world, and offers an array of banking, insurance and asset management services to both individuals and institutional investors. The Consultant will provide tactical allocation recommendations to the Investment Adviser. The Investment Adviser has set up an Investment Committee made up of a team of professionals to consider, review and implement the recommendations of the Consultant, and will retain discretion over implementation of the Consultant’s recommendations. The Consultant will provide ongoing recommendations to the Investment Committee of the Investment Adviser quarterly or as warranted by market conditions.

Under an Administrative Services Agreement between ING Fund Services, LLC (“IFS”), an indirect, wholly-owned subsidiary of ING Groep, IFS provides all administrative services necessary for the Portfolios’ operations and is responsible for the supervision of the Portfolios’ other service providers. IFS also assumes all ordinary recurring direct costs of the Portfolios, such as custodian fees, director’s fees, transfer agency fees and accounting fees. As compensation for these services, IFS receives a monthly fee from each portfolio at an annual rate of 0.02% based on the average daily net assets of each Portfolio.

NOTE 4 — INVESTMENTS IN UNDERLYING FUNDS

For the year ended December 31, 2005, the cost of purchases and the proceeds from the sales of the Underlying Funds were as follows:

	Purchases	Sales
Solution Income	$878,494	$76,663
Solution 2015	6,772,918	985,070
Solution 2025	19,717,300	2,731,041
Solution 2035	6,120,229	590,996
Solution 2045	1,764,508	483,934

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Class ADV and Class T of the Portfolios have adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plans”), whereby ING Financial Advisers, LLC (the “Distributor”), an indirect, wholly-owned subsidiary of ING Groep, is reimbursed or compensated by the Portfolios for expenses incurred in the distribution of each Portfolio’s shares (“Distribution Fees”). The Distributor may pay, on behalf of each Portfolio, out of its distribution fee, compensation to certain financial institutions for providing distribution assistance pursuant to a Distribution Services Agreement. Under the Rule 12b-1 Plan, each Portfolio makes payments at an annual rate of 0.25% and 0.50% of the Portfolio’s average daily net assets attributable to its Class ADV and Class T shares, respectively. The Distributor has contractually agreed to waive 0.05% for Class T shares so that the actual fee paid is an annual rate of 0.45%.

23

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2005  (CONTINUED)

NOTE 5 — DISTRIBUTION AND SERVICE FEES (continued)

The expense waiver will continue through at least May 1, 2007. The Fund has also adopted a Shareholder Services Plan (“Service Plan”) for the Class ADV, S and T shares of each Portfolio. The Service Plan allows the Fund’s distributor to enter into shareholder servicing agreements with insurance companies, broker dealers or other financial intermediaries that provide administrative services related to Class ADV, S and T shares and their shareholders including Variable Contract owners or Qualified Plan participants with interests in the Portfolios. Under the Service Plan, each Portfolio makes payments at an annual rate of 0.25% of the Portfolio’s average daily net assets attributable to its Class ADV, S and T shares.

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Each Portfolio has adopted a Retirement Policy covering all Independent Directors of the Portfolio who will have served as an Independent Directors for at least five years at the time of retirement. Benefits under this policy are based on an annual rate as defined in the policy agreement.

At December 31, 2005, the following indirect, wholly owned subsidiaries of ING Groep owned the following Series:

ING Life Insurance and Annuity Company — Solution Income (68.4%); Solution 2015 (67.3%); Solution 2025 (89.1%); Solution 2035 (89.1%); and Solution 2045 (88.8%).

ING USA Annuity and Life Insurance Company — Solution 2015 (6.21%).

ING National Trust — Solution Income (31.2%); Solution 2015 (26.5%); Solution 2025 (9.0%); Solution 2035 (10.2%); and Solution 2045 (10.6%).

NOTE 7 — OTHER ACCRUED EXPENSES

At December 31, 2005, the Portfolios had the following amounts recorded in payable to affiliates on the accompanying Statements of Assets and Liabilities (see Notes 5 and 6):

	Accrued Investment Management Fees	Accrued Administrative Service Fees	Accrued Shareholder Service and Distribution	Total
Solution Income	$64	$13	$233	$310
Solution 2015	457	91	1,555	2,103
Solution 2025	1,436	287	4,039	5,762
Solution 2035	458	92	1,347	1,897
Solution 2045	108	22	376	506

NOTE 8 — EXPENSE LIMITATIONS

For the following Portfolios, the Investment Adviser has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses to the levels listed below:

Portfolio	Class ADV(1)	Class I(1)	Class S(1)	Class T(1)
Solution Income	0.62%	0.12%	0.37%	0.82%
Solution 2015	0.62%	0.12%	0.37%	0.82%
Solution 2025	0.62%	0.12%	0.37%	0.82%
Solution 2035	0.62%	0.12%	0.37%	0.82%
Solution 2045	0.62%	0.12%	0.37%	0.82%

(1)         The operating expense limits apply only at the Portfolio level and do not limit the fees payable by the underlying investment companies in which the Portfolios invest.

The Investment Adviser may at a later date recoup from a Portfolio for management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such reimbursement, the Portfolio’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees and any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations for each Portfolio.

Outstanding reimbursement balances due to the Portfolios, if any, under their respective expense limitation agreements are reflected in Reimbursement Due from Manager on the accompanying Statements of Assets and Liabilities.

The Expense Limitation Agreement is contractual and shall renew automatically for one-year terms unless the Investment Adviser provides written notice of the termination of the Expense Limitation Agreement within 90 days of the end of the then current term.

NOTE 9 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Class ADV Shares	Class I Shares	Class S Shares	Class T Shares
	April 29, 2005(1) to December 31, 2005	April 29, 2005(1) to December 31, 2005	April 29, 2005(1) to December 31, 2005	August 31, 2005(1) to December 31, 2005
Solution Income (Number of Shares)
Shares sold	18,429	101	50,923	10,522
Shares redeemed	(286)	—	(2,117)	(536)
Net increase in shares outstanding	18,143	101	48,806	9,986
Solution Income ($)
Shares sold	$188,909	$1,015	$520,544	$107,643
Shares redeemed	(2,956)	—	(21,887)	(5,464)
Net increase	$185,953	$1,015	$498,657	$102,179

24

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2005 (CONTINUED)

NOTE 9 — CAPITAL SHARES (continued)

	Class ADV Shares	Class I Shares	Class S Shares	Class T Shares
	April 29, 2005(1) to December 31, 2005	April 29, 2005(1) to December 31, 2005	April 29, 2005(1) to December 31, 2005	August 31, 2005(1) to December 31, 2005
Solution 2015 (Number of Shares)
Shares sold	105,917	101	403,952	64,995
Shares redeemed	(9,780)	—	(21,999)	(414)
Net increase in shares outstanding	96,137	101	381,953	64,581
Solution 2015 ($)
Shares sold	$1,121,677	$1,010	$4,231,966	$689,363
Shares redeemed	(101,097)	—	(232,751)	(4,333)
Net increase	$1,020,580	$1,010	$3,999,215	$685,030

	Class ADV Shares	Class I Shares	Class S Shares	Class T Shares
	April 29, 2005(1) to December 31, 2005	April 29, 2005(1) to December 31, 2005	April 29, 2005(1) to December 31, 2005	August 31, 2005(1) to December 31, 2005
Solution 2025 (Number of Shares)
Shares sold	88,717	3,263	1,440,645	89,258
Shares redeemed	(2,718)	—	(31,566)	(748)
Net increase in shares outstanding	85,999	3,263	1,409,079	88,510
Solution 2025 ($)
Shares sold	$946,537	$36,015	$15,196,157	$967,194
Shares redeemed	(28,625)	—	(341,002)	(7,889)
Net increase	$917,912	$36,015	$14,855,155	$959,305

	Class ADV Shares	Class I Shares	Class S Shares	Class T Shares
	April 29, 2005(1) to December 31, 2005	April 29, 2005(1) to December 31, 2005	April 29, 2005(1) to December 31, 2005	August 31, 2005(1) to December 31, 2005
Solution 2035 (Number of Shares)
Shares sold	48,885	4,862	426,175	41,567
Shares redeemed	(176)	(3,117)	(9,015)	(175)
Net increase in shares outstanding	48,709	1,745	417,160	41,392
Solution 2035 ($)
Shares sold	$532,594	$54,325	$4,542,888	$461,493
Shares redeemed	(1,945)	(35,000)	(98,830)	(1,968)
Net increase	$530,649	$19,325	$4,444,058	$459,525

	Class ADV Shares	Class I Shares	Class S Shares	Class T Shares
	April 29, 2005(1) to December 31, 2005	April 29, 2005(1) to December 31, 2005	April 29, 2005(1) to December 31, 2005	August 31, 2005(1) to December 31, 2005
Solution 2045 (Number of Shares)
Shares sold	29,467	146	101,444	17,484
Shares redeemed	(12)	—	(32,554)	(1,319)
Net increase in shares outstanding	29,455	146	68,890	16,165
Solution 2045 ($)
Shares sold	$330,615	$1,529	$1,117,355	$197,744
Shares redeemed	(126)	—	(365,948)	(15,031)
Net increase	$330,489	$1,529	$751,407	$182,713

(1) Commencement of operations.

NOTE 10 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as distributions of paid-in capital.

The following permanent tax differences have been reclassified as of December 31, 2005:

	Paid-in	Undistributed Net Investment
	Capital	Income
Solution Income Portfolio	$(62)	$62
Solution 2015 Portfolio	(138)	138
Solution 2025 Portfolio	(67)	67
Solution 2035 Portfolio	(6)	6
Solution 2045 Portfolio	(26)	26

Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

There were no dividends or distributions to shareholders of the Portfolios during the period from April 29, 2005 to December 31, 2005.

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2005 were:

	Undistributed Ordinary	Undistributed Long Term	Unrealized Appreciation/	Post- October Capital Losses
	Income	Capital Gains	(Depreciation)	Deferred
Solution Income	$14,636	$330	$(3,323)	$(38)
Solution 2015	80,398	6,089	48,815	—
Solution 2025	190,244	23,415	471,004	—
Solution 2035	65,653	9,142	149,133	—
Solution 2045	24,638	2,259	9,435	—

NOTE 11 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS

In 2004 ING Investments reported to the Boards of Directors/Trustees (the “Boards”) of the ING Funds that, like many U.S. financial services companies, ING Investments and certain of its U.S. affiliates have

25

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2005 (CONTINUED)

NOTE 11 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS (continued)

received informal and formal requests for information since September 2003 from various governmental and self-regulatory agencies in connection with investigations related to mutual funds and variable insurance products. ING Investments has advised the Boards that it and its affiliates have cooperated fully with each request.

In addition to responding to regulatory and governmental requests, ING Investments reported that management of U.S. affiliates of ING Groep N.V., including ING Investments (collectively, “ING”), on their own initiative, have conducted, through independent special counsel and a national accounting firm, an extensive internal review of trading in ING insurance, retirement, and mutual fund products. The goal of this review was to identify any instances of inappropriate trading in those products by third parties or by ING investment professionals and other ING personnel. ING’s internal review related to mutual fund trading is now substantially completed. ING has reported that, of the millions of customer relationships that ING maintains, the internal review identified several isolated arrangements allowing third parties to engage in frequent trading of mutual funds within ING’s variable insurance and mutual fund products, and identified other circumstances where frequent trading occurred, despite measures taken by ING intended to combat market timing. ING further reported that each of these arrangements has been terminated and fully disclosed to regulators. The results of the internal review were also reported to the independent members of the Board.

ING Investments has advised the Board that most of the identified arrangements were initiated prior to ING’s acquisition of the businesses in question in the U.S. ING Investments further reported that the companies in question did not receive special benefits in return for any of these arrangements, which have all been terminated.

Based on the internal review, ING Investments has advised the Board that the identified arrangements do not represent a systemic problem in any of the companies that were involved.

In September 2005, ING Funds Distributor, LLC (“IFD”), the distributor of certain ING Funds, settled an administrative proceeding with the NASD regarding three arrangements, dating from 1995, 1996 and 1998, under which the administrator to the then-Pilgrim Funds, which subsequently became part of the ING Funds, entered into formal and informal arrangements that permitted frequent trading. Under the terms of the Letter of Acceptance, Waiver and Consent (“AWC”) with the NASD, under which IFD neither admitted nor denied the allegations or findings, IFD consented to the following sanctions: (i) a censure; (ii) a fine of $1.5 million; (iii) restitution of approximately $1.44 million to certain ING Funds for losses attributable to excessive trading described in the AWC; and (iv) agreement to make certification to NASD regarding the review and establishment of certain procedures.

In addition to the arrangements discussed above, in 2004, ING Investments reported to the Board that, at that time, these instances include the following, in addition to the arrangements subject to the AWC discussed above:

•                  Aeltus Investment Management, Inc. (a predecessor entity to ING Investment Management Co.) has identified two investment professionals who engaged in extensive frequent trading in certain ING Funds. One was subsequently terminated for cause and incurred substantial financial penalties in connection with this conduct and the second has been disciplined.

•                  ReliaStar Life Insurance Company (“ReliaStar”) entered into agreements seven years ago permitting the owner of policies issued by the insurer to engage in frequent trading and to submit orders until 4pm Central Time. In 2001 ReliaStar also entered into a selling agreement with a broker-dealer that engaged in frequent trading. Employees of ING affiliates were terminated and/or disciplined in connection with these matters.

•                  In 1998, Golden American Life Insurance Company entered into arrangements permitting a broker-dealer to frequently trade up to certain specific limits in a fund available in an ING variable annuity product. No employee responsible for this arrangement remains at the company.

For additional information regarding these matters, you may consult the Form 8-K and Form 8-K/A for each of four life insurance companies, ING USA Annuity and Life Insurance Company, ING Life Insurance and Annuity Company, ING Insurance Company of America, and ReliaStar Life Insurance Company of New York, each filed with the Securities and Exchange Commission (the “SEC”) on October 29, 2004 and September 8, 2004. These Forms 8-K and Forms 8-K/A can be accessed through the SEC’s Web site at http://www.sec.gov. Despite the extensive internal

26

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2005 (CONTINUED)

NOTE 11 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS (continued)

review conducted through independent special counsel and a national accounting firm, there can be no assurance that the instances of inappropriate trading reported to the Board are the only instances of such trading respecting the ING Funds.

ING Investments reported to the Board that ING is committed to conducting its business with the highest standards of ethical conduct with zero tolerance for noncompliance. Accordingly, ING Investments advised the Board that ING management was disappointed that its voluntary internal review identified these situations. Viewed in the context of the breadth and magnitude of its U.S. business as a whole, ING management does not believe that ING’s acquired companies had systemic ethical or compliance issues in these areas. Nonetheless, ING Investments reported that given ING’s refusal to tolerate any lapses, it has taken the steps noted below, and will continue to seek opportunities to further strengthen the internal controls of its affiliates.

•                  ING has agreed with the ING Funds to indemnify and hold harmless the ING Funds from all damages resulting from wrongful conduct by ING or its employees or from ING’s internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the Securities and Exchange Commission. ING Investments reported to the Board that ING management believes that the total amount of any indemnification obligations will not be material to ING or its U.S. business.

•                  ING updated its Code of Conduct for employees reinforcing its employees’ obligation to conduct personal trading activity consistent with the law, disclosed limits, and other requirements.

•                  The ING Funds, upon a recommendation from ING, updated their respective Codes of Ethics applicable to investment professionals with ING entities and certain other fund personnel, requiring such personnel to pre-clear any purchases or sales of ING Funds that are not systematic in nature (i.e., dividend reinvestment), and imposing minimum holding periods for shares of ING Funds.

•                  ING instituted excessive trading policies for all customers in its variable insurance and retirement products and for shareholders of the ING Funds sold to the public through financial intermediaries. ING does not make exceptions to these policies.

•                  ING reorganized and expanded its U.S. Compliance Department, and created an Enterprise Compliance team to enhance controls and consistency in regulatory compliance.

As has been widely reported in the media, the New York Attorney General’s office (“NYAG”) is conducting broad investigations regarding insurance quoting and brokerage practices. ING U.S. has been subpoenaed in this regard, and is cooperating fully with these NYAG requests for information.

ING U.S. believes that its practices are consistent with our business principles and our commitment to our customers.

At this time, in light of the current regulatory factors, ING U.S. is actively engaged in reviewing whether any modifications in our practices are appropriate for the future.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares, or other adverse consequences to ING Funds.

27

PORTFOLIO ASSET ALLOCATION
AS OF DECEMBER 31, 2005	ING SOLUTION PORTFOLIOS

The following table illustrates the asset allocation of the Underlying Portfolios as of December 31, 2005 (as a percent of net assets).

Underlying Affiliated Portfolios	Solution Income	Solution 2015	Solution 2025	Solution 2035	Solution 2045
ING American Century Large Company Value Portfolio, Class I	—	3.0%	6.0%	7.9%	8.9%
ING Baron Small Cap Growth Portfolio, Class I	—	—	6.1%	5.0%	5.0%
ING Julius Baer Foreign Portfolio, Class I	—	4.2%	5.2%	6.2%	7.2%
ING Limited Bond Portfolio, Class I	24.7%	14.7%	9.7%	—	—
ING Marisco Growth Portfolio, Class I	—	3.1%	5.1%	6.1%	7.0%
ING Marisco International Portfolio, Class I	—	3.3%	3.3%	4.3%	5.3%
ING Oppenheimer Strategic Income Portfolio, Class I	9.9%	9.8%	4.9%	—	—
ING PIMCO High Yield Bond Portfolio, Class I	5.0%	4.9%	2.9%	—	—
ING PIMCO Total Return Portfolio, Class I	14.9%	4.9%	—	—	—
ING Salomon Brothers Aggressive Growth Portfolio, Class I	—	3.0%	5.0%	6.0%	7.0%
ING T. Rowe Price Growth Equity Portfolio, Class I	—	6.1%	9.1%	12.0%	12.9%
ING UBS U.S. Large Cap Equity Portfolio, Class I	7.2%	7.1%	5.0%	5.0%	5.0%
ING Van Kampen Comstock Portfolio, Class I	—	2.0%	6.1%	8.0%	9.0%
ING VP Index Plus International Equity Portfolio, Class I	5.2%	4.1%	5.1%	6.1%	6.1%
ING VP Index Plus Large Cap Portfolio, Class I	8.2%	8.0%	5.0%	5.0%	4.9%
ING VP Index Plus Mid Cap Portfolio, Class I	—	—	3.0%	4.0%	5.0%
ING VP Index Plus Small Cap Portfolio, Class I	—	—	—	3.0%	4.9%
ING VP Intermediate Bond Portfolio, Class I	24.9%	19.7%	16.5%	19.4%	9.8%
ING VP Real Estate Portfolio, Class I	—	2.1%	2.0%	2.0%	2.0%
Other Assets and Liabilities	0.0%	0.0%	0.0%	0.0%	0.0%
	100.0%	100.0%	100.0%	100.0%	100.0%

Portfolio holdings are subject to change daily.

28

PORTFOLIO OF INVESTMENTS
ING SOLUTION INCOME PORTFOLIO	AS OF DECEMBER 31, 2005

Shares			Value
AFFILIATED INVESTMENT COMPANIES: 100.0%
18,459	ING Limited Bond Portfolio-Class I		$197,510
7,946	ING Oppenheimer Strategic Income Portfolio-Class I		79,456
3,923	ING PIMCO High Yield Bond Portfolio-Class I		40,010
10,915	ING PIMCO Total Return Portfolio-Class I		119,187
6,189	ING UBS U.S. Large Cap Equity Portfolio-Class I		57,557
3,877	ING VP Index Plus International Equity Portfolio-Class I		41,945
4,230	ING VP Index Plus LargeCap Portfolio-Class I		65,225
15,325	ING VP Intermediate Bond Portfolio-Class I		198,766
	Total Investments in Securities (Cost $802,176)	100.0%	$799,656
	Other Assets and Liabilities-Net	0.0	(309)
	Net Assets	100.0%	$799,347

* Cost for federal income tax purposes is $802,979. Net unrealized depreciation consists of:
	Gross Unrealized Appreciation		$5,205
	Gross Unrealized Depreciation		(8,528)
	Net Unrealized Depreciation		$(3,323)

See Accompanying Notes to Financial Statements

29

PORTFOLIO OF INVESTMENTS
ING SOLUTION 2015 PORTFOLIO	AS OF DECEMBER 31, 2005

Shares			Value
AFFILIATED INVESTMENT COMPANIES: 100.0%
12,276	ING American Century Large Company Value Portfolio-Class I		$174,808
18,598	ING Julius Baer Foreign Portfolio-Class I		243,078
80,203	ING Limited Bond Portfolio-Class I		858,175
11,232	ING Marsico Growth Portfolio-Class I		178,595
15,319	ING Marsico International Portfolio-Class I		189,648
57,524	ING Oppenheimer Strategic Income Portfolio-Class I		575,242
28,383	ING PIMCO High Yield Bond Portfolio-Class I		289,509
26,341	ING PIMCO Total Return Portfolio-Class I		287,648
3,984	ING Salomon Brothers Aggressive Growth Portfolio-Class I		177,387
6,748	ING T. Rowe Price Growth Equity Portfolio-Class I		355,073
44,521	ING UBS U.S. Large Cap Equity Portfolio-Class I		414,048
9,690	ING Van Kampen Comstock Portfolio-Class I		118,408
22,316	ING VP Index Plus International Equity Portfolio-Class I		241,457
30,421	ING VP Index Plus Large Cap Portfolio-Class I		469,087
88,755	ING VP Intermediate Bond Portfolio-Class I		1,151,145
8,007	ING VP Real Estate Portfolio-Class I		119,788
	Total Investments in Securities (Cost $5,787,280)	100.0%	$5,843,096
	Other Assets and Liabilities-Net	0.0	(2,098)
	Net Assets	100.0%	$5,840,998

* Cost for federal income tax purposes is $5,794,281. Net unrealized appreciation consists of:
	Gross Unrealized Appreciation		$92,549
	Gross Unrealized Depreciation		(43,734)
	Net Unrealized Appreciation		$48,815

See Accompanying Notes to Financial Statements

30

PORTFOLIO OF INVESTMENTS
ING SOLUTION 2025 PORTFOLIO	AS OF DECEMBER 31, 2005

Shares			Value
AFFILIATED INVESTMENT COMPANIES: 100.0%
73,001	ING American Century Large Company Value Portfolio-Class I		$1,039,536
65,322	ING Baron Small Cap Growth Portfolio-Class I		1,058,870
69,169	ING Julius Baer Foreign Portfolio-Class I		904,038
157,616	ING Limited Bond Portfolio-Class I		1,686,490
55,888	ING Marsico Growth Portfolio-Class I		888,620
45,844	ING Marsico International Portfolio-Class I		567,550
84,830	ING Oppenheimer Strategic Income Portfolio-Class I		848,305
50,108	ING PIMCO High Yield Bond Portfolio-Class I		511,104
19,756	ING Salomon Brothers Aggressive Growth Portfolio-Class I		879,518
30,197	ING T. Rowe Price Growth Equity Portfolio-Class I		1,588,961
94,667	ING UBS U.S. Large Cap Equity Portfolio-Class I		880,402
86,583	ING Van Kampen Comstock Portfolio-Class I		1,058,044
56,601	ING VP Index Plus LargeCap Portfolio-Class I		872,794
28,497	ING VP Index Plus MidCap Portfolio-Class I		532,615
82,967	ING VP Index Plus International Equity Portfolio-Class I		897,708
222,573	ING VP Intermediate Bond Portfolio-Class I		2,886,770
23,892	ING VP Real Estate Portfolio-Class I		357,419
	Total Investments in Securities (Cost $16,969,874)	100.0%	$17,458,744
	Other Assets and Liabilities-Net	0.0	(5,761)
	Net Assets	100.0%	$17,452,983

* Cost for federal income tax purposes is $16,987,740. Net unrealized appreciation consists of:
	Gross Unrealized Appreciation		$559,566
	Gross Unrealized Depreciation		(88,562)
	Net Unrealized Appreciation		$471,004

See Accompanying Notes to Financial Statements

31

PORTFOLIO OF INVESTMENTS
ING SOLUTION 2035 PORTFOLIO	AS OF DECEMBER 31, 2005

Shares			Value
AFFILIATED INVESTMENT COMPANIES: 100.0%
31,453	ING American Century Large Company Value Portfolio-Class I		$447,897
17,552	ING Baron Small Cap Growth Portfolio-Class I		284,515
26,817	ING Julius Baer Foreign Portfolio-Class I		350,500
21,608	ING Marsico Growth Portfolio-Class I		343,568
19,673	ING Marsico International Portfolio-Class I		243,556
7,654	ING Salomon Brothers Aggressive Growth Portfolio-Class I		340,757
12,979	ING T. Rowe Price Growth Equity Portfolio-Class I		682,979
30,566	ING UBS U.S. Large Cap Equity Portfolio-Class I		284,266
37,278	ING Van Kampen Comstock Portfolio-Class I		455,532
18,272	ING VP Index Plus LargeCap Portfolio-Class I		281,753
12,257	ING VP Index Plus MidCap Portfolio-Class I		229,089
10,112	ING VP Index Plus SmallCap Portfolio-Class I		168,668
32,158	ING VP Index Plus International Equity Portfolio-Class I		347,948
85,047	ING VP Intermediate Bond Portfolio-Class I		1,103,060
7,706	ING VP Real Estate Portfolio-Class I		115,289
	Total Investments in Securities (Cost $5,528,316)	100.0%	$5,679,377
	Other Assets and Liabilities-Net	0.0	(1,898)
	Net Assets	100.0%	$5,677,479

* Cost for federal income tax purposes is $5,530,244. Net unrealized appreciation consists of:
	Gross Unrealized Appreciation		$184,908
	Gross Unrealized Depreciation		(35,775)
	Net Unrealized Appreciation		$149,133

See Accompanying Notes to Financial Statements

32

PORTFOLIO OF INVESTMENTS
ING SOLUTION 2045 PORTFOLIO	AS OF DECEMBER 31, 2005

Shares			Value
AFFILIATED INVESTMENT COMPANIES: 100.0%
8,095	ING American Century Large Company Value Portfolio-Class I		$115,267
3,987	ING Baron Small Cap Growth Portfolio-Class I		64,636
7,184	ING Julius Baer Foreign Portfolio-Class I		93,900
5,729	ING Marsico Growth Portfolio-Class I		91,099
5,599	ING Marsico International Portfolio-Class I		69,319
2,040	ING Salomon Brothers Aggressive Growth Portfolio-Class I		90,842
3,198	ING T. Rowe Price Growth Equity Portfolio-Class I		168,257
6,990	ING UBS U.S. Large Cap Equity Portfolio-Class I		65,010
9,586	ING Van Kampen Comstock Portfolio-Class I		117,142
7,381	ING VP Index Plus International Equity Portfolio-Class I		79,862
4,171	ING VP Index Plus Large Cap Portfolio-Class I		64,324
3,489	ING VP Index Plus Mid Cap Portfolio-Class I		65,215
3,836	ING VP Index Plus Small Cap Portfolio-Class I		63,989
9,855	ING VP Intermediate Bond Portfolio-Class I		127,814
1,756	ING VP Real Estate Portfolio-Class I		26,274
	Total Investments in Securities (Cost $1,291,730)	100.0%	$1,302,950
	Other Assets and Liabilities-Net	0.0	(506)
	Net Assets	100.0%	$1,302,444

* Cost for federal income tax purposes is $1,293,515. Net unrealized appreciation consists of:
	Gross Unrealized Appreciation		$14,950
	Gross Unrealized Depreciation		(5,515)
	Net Unrealized Appreciation		$9,435

See Accompanying Notes to Financial Statements

33

DIRECTOR AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Funds are managed under the direction of the Funds’ Board of Directors. A Director who is not an interested person of the Company, as defined in the 1940 Act, is an independent director (“Independent Director”). The Directors and Officers of the Funds are listed below. The Statement of Additional Information includes additional information about directors of the Registrant and is available, without charge, upon request at 1-800-992-0180.

Name, Address	Position(s) Held with	Term of Office and Length of Time	Principal Occupation(s) During the	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by
and Age	Company	Served(1)	Past Five Years	by Director	Director
Independent Directors:

John V. Boyer(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 52	Director	November 1997 - Present	Executive Director, The Mark Twain House & Museum(2) (September 1989 - Present).	172	None

J. Michael Earley(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age : 60	Director	January 2005 - Present	President and Chief Executive Officer, Bankers Trust Company, N.A. (June 1992 - Present).	172	None

R. Barbara Gitenstein(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age : 57	Director	January 2005 - Present	President, College of New Jersey (January 1999 - Present).	172	None

Patrick W. Kenny(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age : 62	Director	March 2002 - Present	President and Chief Executive Officer International Insurance Society (June 2001 - Present). Formerly, Executive Vice President, Frontier Insurance Group, Inc. (September 1998 - March 2001).	172	Assured Guaranty Ltd. (November 2003 - Present).

Walter H. May(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age : 68	Director	January 2005 - Present	Retired.	172	BestPrep (September 1991 - Present).

Jock Patton(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age : 59	Chairman and Director	January 2005 - Present	Private Investor (June 1997 - Present). Formerly, Director and Chief Executive Officer, Rainbow Multimedia Group, Inc. (January 1999 - December 2001).	172	JDA Software Group, Inc. (January 1999 - Present); Swift Transportation Co. (March 2004 - Present).

David W.C. Putnam(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age : 66	Director	January 2005 - Present	President and Director, F.L. Putnam Securities Company, Inc. (June 1978 - Present).	172

Progressive Capital Accumulation Trust (August 1998 - Present); Principled Equity Market Trust (November 1996 - Present); Mercy Endowment Foundation (September 1995 - Present); Asian American Bank and Trust Company (June 1992 - Present); and Notre Dame Health Care Center (July 1991 - Present).

Roger B. Vincent(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age : 60	Director	January 2005 - Present	President, Springwell Corporation (March 1989 - Present).	172	AmeriGas Propane, Inc. (January 1998 - Present).

34

DIRECTOR AND OFFICER INFORMATION (UNAUDITED)

Name, Address	Position(s) Held with	Term of Office and Length of Time	Principal Occupation(s) During the	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by
and Age	Company	Served(1)	Past Five Years	by Director	Director
Richard A. Wedemeyer(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age : 69	Director	January 2005 - Present	Retired. Formerly, Vice President - Finance and Administration, The Channel Corporation (June 1996 - April 2002). Formerly, Trustee, First Choice Funds (February 1997 - April 2001).	172	Touchstone Consulting Group (June 1997 - Present) and Jim Henson Legacy (April 1994 - Present).

Directors who are “Interested Persons”:

Thomas J. McInerney(5) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age : 49	Director	January 2005 - Present	Chief Executive Officer, ING U.S. Financial Services (January 2005 - Present); General Manager and Chief Executive Officer, U.S. Financial Services (December 2003 - December 2004); Chief Executive Officer, ING U.S. Financial Services (September 2001 - December 2003); and General Manager and Chief Executive Officer, U.S. Worksite Financial Services (December 2000 - September 2001).	212

Equitable Life Insurance Co., Golden American Life Insurance Co., Life Insurance Company of Georgia, Midwestern United Life Insurance Co., ReliaStar Life Insurance Co., Security Life of Denver, Security Connecticut Life Insurance Co., Southland Life Insurance Co., USG Annuity and Life Company, and United Life and Annuity Insurance Co. Inc.; Ameribest Life Insurance Co.; First Columbine Life Insurance Co.; and Metro Atlanta Chamber of Commerce (January 2003 - Present).

John G. Turner(6) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age : 66	Director	January 2005 - Present	Retired. Formerly, Vice Chairman of ING Americas (September 2000 - January 2002); Director of ReliaStar Life Insurance Company of New York (April 1975 - December 2001); and Chairman and Trustee of the Northstar affiliated investment companies (May 1993 - December 2001).	177	Hormel Foods Corporation (March 2000 - Present); ShopKo Stores, Inc. (August 1999 - Present); and Conseco, Inc. (September 2003 - Present).

(1)   Directors serve until their successors are duly elected and qualified, subject to the Board’s retirement policy.

(2)   Shaun Mathews, Senior Vice President of ING Life Insurance and Annuity Company, has held a seat on the board of directors of The Mark Twain House & Museum since September 19, 2002. ING Groep N.V. makes non-material, charitable contributions to The Mark Twain House & Museum.

(3)   Valuation, Proxy and Brokerage Committee member.

(4)   Audit Committee member.

(5)   Mr. McInerney is an “interested person,” as defined under the 1940 Act, because of his affiliation with ING Groep N.V., the parent corporation of the Investment Manager, ING Investments, LLC and the Distributor, ING Funds Distributor, LLC.

(6)   Mr. Turner is an “interested person,” as defined under the 1940 Act, because of his affiliation with ING Groep N.V., the parent corporation of the Investment Manager, ING Investments, LLC and the Distributor, ING Funds Distributor, LLC.

35

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address	Position(s)	Term of Office and	Principal Occupation(s) during the
and Age	Held with the Company	Length of Time Served(1)	Past Five Years
Officers:

James M. Hennessy 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age : 56	President and Chief Executive Officer Chief Operating Officer	February 2001 - Present July 2000 - Present

President, Chief Executive Officer and Chief Operating Officer, ING Investments, LLC (December 2000 - Present). Formerly, Senior Executive Vice President and Chief Operating Officer, ING Investments, LLC (April 1995 - December 2000).

Michael J. Roland 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age : 47	Executive Vice President	February 2002 - Present

Executive Vice President (December 2001 - Present) and Chief Compliance Officer (October 2004 - Present), ING Investments, LLC. Formerly, Chief Financial Officer and Treasurer, ING Investments, LLC (December 2001 - March 2005); Senior Vice President, ING Investments, LLC (June 1998 - December 2001).

Stanley D. Vyner 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age : 55	Executive Vice President	May 1999 - Present

Executive Vice President, ING Investments, LLC (July 2000 - Present) and Chief Investment Risk Officer (January 2003 - Present). Formerly, Chief Investment Officer of the International Portfolios, ING Investments, LLC (August 2000 - January 2003).

Joseph M. O’Donnell 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age : 50	Chief Compliance Officer	November 2004 - Present

Chief Compliance Officer of the ING Funds (November 2004 - Present). Formerly, Vice President, Chief Legal Counsel, Chief Compliance Officer and Secretary of Atlas Securities, Inc., Atlas Advisers, Inc. and Atlas Funds (October 2001 - October 2004); and Chief Operating Officer and General Counsel of Matthews International Capital Management LLC and Vice President and Secretary of Matthews International Funds (August 1999 - May 2001).

Todd Modic 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age : 37	Senior Vice President, Chief Financial Officer and Assistant Secretary	March 2005 - Present

Senior Vice President, ING Funds Services, LLC (April 2005 - Present). Formerly, Vice President, ING Funds Services, LLC (September 2002 - March 2005); Director, Financial Reporting, ING Investments, LLC (March 2001 - September 2002); Director of Financial Reporting, Axient Communications, Inc. (May 2000 - January 2001).

Robert S. Naka 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age : 42	Senior Vice President Assistant Secretary	November 1999 - Present May 1999 - Present	Senior Vice President (August 1999 - Present) and Assistant Secretary (October 2001 - Present), ING Funds Services, LLC.

Kimberly A. Anderson 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age : 41	Senior Vice President	November 2003 - Present

Senior Vice President, ING Investments, LLC (October 2003 - Present). Formerly, Vice President and Assistant Secretary, ING Investments, LLC (January 2001 - October 2003); and Assistant Vice President, ING Funds Services, LLC (November 1999 - January 2001).

Robyn L. Ichilov 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age : 38	Vice President and Treasurer	May 1999 - Present	Vice President and Treasurer, ING Funds Services, LLC (October 2001 - Present) and ING Investments, LLC (August 1997 - Present).

Lauren D. Bensinger 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age : 51	Vice President	February 2003 - Present

Vice President and Chief Compliance Officer, ING Funds Distributor, LLC (July 1995 - Present); and Vice President, ING Investments, LLC (February 2003 - Present). Formerly, Chief Compliance Officer, ING Investments, LLC (October 2001 - October 2004).

36

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address	Position(s)	Term of Office and	Principal Occupation(s) during the
and Age	Held with the Company	Length of Time Served(1)	Past Five Years
Maria M. Anderson 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age : 47	Vice President	September 2004 - Present

Vice President, ING Funds Services, LLC (September 2004 - Present). Formerly, Assistant Vice President, ING Funds Services, LLC (October 2001 - September 2004); and Manager Fund Accounting and Fund Compliance, ING Investments, LLC (September 1999 - October 2001).

Mary A. Gaston 7337 E. Doubletree Ranch Rd Scottsdale, Arizona 85258 Age : 39	Vice President	March 2005 - Present

Vice President, ING Fund Services, LLC (April 2005 - Present). Formerly, Assistant Vice President, Financial Reporting, ING Investments, LLC (April 2004 - April 2005); Manager, Financial Reporting, ING Investments, LLC (August 2002 - April 2004); and Controller Z Seven Fund, Inc. and Ziskin Asset Management, Inc. (January 2000 - March 2002).

Susan P. Kinens 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age : 28	Assistant Vice President	February 2003 - Present	Assistant Vice President, ING Funds Services, LLC (December 2002 - Present); and has held various other positions with ING Funds Services, LLC for more than the last five years.

Kimberly K. Palmer 7337 E. Doubletree Rand Rd. Scottsdale, Arizona 85258 Age : 48	Assistant Vice President	September 2004 - Present

Assistant Vice President, ING Funds Services, LLC (August 2004 - Present). Formerly, Manager, Registration Statements, ING Funds Services, LLC (May 2003 - August 2004); Associate Partner, AMVESCAP PLC (October 2000 - May 2003); Director of Federal Filings and Blue Sky Filings, INVESCO Funds Group, Inc. (March 1994 - May 2003).

Huey P. Falgout, Jr. 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age : 41	Secretary	August 2003 - Present

Chief Counsel, ING Americas, U.S. Legal Services (September 2003 - Present). Formerly, Counsel, ING Americas, U.S. Legal Services (November 2002 - September 2003); and Associate General Counsel of AIG American General (January 1999 - November 2002).

Theresa K. Kelety 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age : 42	Assistant Secretary	August 2003 - Present	Counsel, ING Americas, U.S. Legal Services (April 2003 - Present). Formerly, Senior Associate with Shearman & Sterling (February 2000 - April 2003).

Robin R. Nesbitt 7337 E. Doubletree Rand Rd. Scottsdale, Arizona 85258 Age : 32	Assistant Secretary	September 2004 - Present

Supervisor, Board Operations, ING Funds Services, LLC (August 2003 - Present). Formerly, Senior Legal Analyst, ING Funds Services, LLC (August 2002 - August 2003); Associate, PricewaterhouseCoopers (January 2001 - August 2001); and Paralegal, McManis, Faulkner & Morgan (May 2000 - December 2000).

(1)   The officers hold office until the next annual meeting of the Directors and until their successors have been elected and qualified.

37

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”) requires that the Board of Directors (the “Board”) of ING Partners, Inc., including a majority of the Directors who have no direct or indirect interest in the advisory and sub-advisory contracts, and who are not “interested persons” of the Portfolios, as such term is defined under the 1940 Act (the “Independent Directors”), approve the Investment Advisory Agreement (the “Advisory Contract”) under ING Life Insurance and Annuity Company (the “Adviser” or “ILIAC”) provides investment advisory services to the Portfolios.

At a meeting held on November 17, 2004, the Board, including the Independent Directors, approved the Advisory Contract with respect to the Portfolios. The effective date of the Advisory Contract for the Portfolios commences on December 1, 2004, and will remain in effect for an initial term of two years. After this initial term, the Board will, on an annual basis, review the Advisory Contract with respect to the Portfolios and determine whether to renew the Contract for the Portfolios.

In connection with its approval of the initial term of the Portfolios’ Advisory Contract, the Board considered, with the assistance of independent counsel, its legal responsibilities and reviewed the nature and quality of the Adviser’s services provided to the Portfolios and ILIAC’s experience and qualifications. Among other items, the Board also reviewed and considered: (1) the experience and qualifications of the personnel providing services; (2) ILIAC’s compliance policies and procedures; (3) an evaluation of the fee structure and ILIAC’s profitability with respect to each Portfolio; (4) ILIAC’s current Form ADV and recent financial statements; (5) formal or informal regulatory inquiries, material litigation or administrative proceedings, if any; (6) supplemental materials, including the investment advisory agreement and investment advisory response for ILIAC; and (7) a memorandum from independent counsel setting forth the Board’s fiduciary duties and its responsibilities under the 1940 Act and Maryland law, the duty of care, the duty of loyalty and the business judgment rule, and the factors which the Board should consider in the review. After discussion, the Board concluded that ILIAC had the capabilities, resources, and personnel necessary to manage the Portfolios, and that based on the services that ILIAC provides to the Portfolios under the Advisory Contract and the expenses incurred by ILIAC in the performance of such services, the compensation payable to ILIAC was fair and equitable. Based on such information as it considered necessary to the exercise of its reasonable business judgment, the Board, upon recommendation of the Committee, concluded unanimously that it was in the best interest of the Portfolios to approve the Advisory Contract.

38

Investment Adviser and Administrator	Custodian
ING Life Insurance and Annuity Company	The Bank of New York
151 Farmington Avenue	100 Colonial Center Parkway, Suite 300
Hartford, Connecticut 06156	Lake Mary, Florida 32746

Distributor	Legal Counsel
ING Financial Advisers, LLC	Dechert LLP
151 Farmington Avenue	1775 I Street, N.W.
Hartford, Connecticut 06156	Washington, D.C. 20006
1-800-262-3862
Independent Registered Public Accounting Firm
Transfer Agent	KPMG LLP
DST Systems, Inc.	99 High Street
P.O. Box 419368	Boston, Massachusetts 02110
Kansas City, Missouri 64141

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable universal life insurance policy or variable annuity contract and the underlying variable investment options. This and other information is contained in the prospectus for the variable universal life policy or variable annuity contract and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.

FUNDS	VPAR-USOL	(1205-022506)

Funds

Annual Report

December 31, 2005

Service Class (“Class S”) and Adviser Class (“Class ADV”)

ING Partners, Inc.

• ING Fidelity® VIP Contrafund® Portfolio*
• ING Fidelity® VIP Equity-Income Portfolio*
• ING Fidelity® VIP Growth Portfolio*
• ING Fidelity® VIP Mid Cap Portfolio*

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

* Fidelity and Contrafund are registered trademarks of FMR Corp.

President’s Letter	1
Market Perspective	2
Shareholder Expense Examples	8
Report of Independent Registered Public Accounting Firm	10
Statements of Assets and Liabilities	11
Statements of Operations	12
Statements of Changes in Net Assets	13
Financial Highlights	15
Notes to Financial Statements	19
Director and Officer Information	25
Advisory Contract Approval Discussion	29

PROXY VOTING INFORMATION

A description of the policies and procedures that the Portfolios uses to determine how to vote proxies related to portfolio securities is available (1) without charge, upon request, by calling Shareholder Services toll-free at 1-800-992-0180; (2) on the ING Funds website at www.ingfunds.com and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended December 31 is available without charge on the ING Funds website at www.ingfunds.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Registrant files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Registrant’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Registrant’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330; and is available upon request from the Registrant by calling Shareholder Services toll-free at 1-800-992-0180.

(THIS PAGE INTENTIONALLY LEFT BLANK)

PRESIDENT’S LETTER

JAMES M. HENNESSY

Dear Shareholder,

As you may recall, in my last letter I described the enthusiasm that we were experiencing here at ING Funds as we worked to bring more of the world’s investment opportunities to you, the investor.

That enthusiasm, I am happy to report, is continuing to thrive. With the New Year, we have launched a series of new international mutual funds, each created to bring more of the world’s opportunities to you.

Meanwhile, we have also heard you loud and clear. Our research tells us that many investors report that they find investing an intimidating and overly-complex endeavor. That is why ING is committed to helping investors across the country cut through the confusion and clutter. “Your future. Made easier.SM” is more than words; they represent our promise to you.

Those two objectives — bringing you more of the world’s opportunities and doing it in a way that is easier for you — are behind the development of the new portfolios.

According to a recent finding, 58 percent of the world market capitalization now lies outside of the U.S.1 In other words, the majority of investment opportunities are now beyond our borders and we think that the ING VP Index Plus International Portfolio — a broad-based international portfolio — is an easy, single-step method to gain exposure to many of those opportunities.

Meanwhile, the ING VP Global Real Estate Portfolio was developed as an easy way to bring global — international and domestic — real estate opportunities to the variable portfolio investor. Real Estate Investment Trusts (REITs) are becoming more and more popular around the world, and this new portfolio seeks to capitalize on that popularity. But again, we’ve made it easy. With just one investment, investors bring the diversification of global real estate to their investment strategy.

One of our goals at ING Funds is to find tomorrow’s opportunities today, and we believe these two portfolios are just the latest examples of that plan in action.

On behalf of everyone at ING Funds, I thank you for your continued support and loyalty. We look forward to serving you in the future.

Sincerely,

James M. Hennessy

President

ING Funds

January 28, 2006

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

International investing does pose special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic. Investments in issuers that are principally engaged in real estate, including REITs, may subject the Fund to risks similar to those associated with the direct ownership of real estate, including terrorist attacks, war or other acts that destroy real property (in addition to market risks). These companies are sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand, and the management skill and creditworthiness of the issuer. REITs may also be affected by tax and regulatory requirements.

1     MSCI December, 2005

1

MARKET PERSPECTIVE:      YEAR ENDED DECEMBER 31, 2005

In our semi-annual report, we referred to mixed markets in which the U.S. investor lost on both domestic and international stocks, with gains in the latter trumped by the rebounding U.S. dollar. In the second half, global equities registered solid gains, although foreign markets ended the 2005 year more convincingly. The Morgan Stanley Capital International (“MSCI”) World® Index(1) calculated in dollars, including net reinvested dividends rose 10.3% for the six months ended December 31, 2005, and 9.5% for the full year. As for currencies, the dollar extended its first half run for the six months ended December 31, 2005, rising 2.1% against the euro (12.6% for the full year), 6.2% against the yen (14.7% for the full year), and 3.8% against the pound (10.2% for the full year). Commentators explained the U.S. dollar’s unexpected strength by pointing to relatively high U.S. interest rates, the re-cycling of oil exporters’ burgeoning wealth into dollar securities, the tax-related “repatriation” into dollars of U.S. corporations’ foreign currency balances, and, regarding the yen’s particular weakness, non-Japanese investors pouring money into the stock market but hedging their currency risk. Each dynamic was losing steam by 2005 year-end.

For more than a year, the main issue for US fixed income investors had been the unexpected flattening of the yield curve, i.e. the shrinking difference between short-term and long-term interest rates. From June 2004 through June 2005 the Federal Open Market Committee (“FOMC”) had raised the Federal Funds Rate by 25 basis points nine times, pulling other short-term rates up. However, the yield on the ten-year U.S. Treasury Note had actually fallen by 0.71% over the thirteen months. This was put down to an apparently growing perception in the market that inflation was a problem solved, due to a vigilant Federal Reserve, cheap goods and labor abroad, consistent productivity growth at home and foreign investors’ hunger for U.S. investments. Occasionally in the second half, for example when Hurricane Katrina and Rita affected oil prices, having peaked near $70 per barrel at the end of August 2005 there, looked to be filtering through to general prices, and the trend seemed about to break. Nevertheless, in the end the forces of curve flattening prevailed. By December 31, 2005, the FOMC had raised rates four more times, oil prices and the inflation scare had subsided and foreigners were still buying record amounts of U.S. securities. For the six months ended December 31, 2005, the yield on the ten-year Treasury rose by 45 basis points to 4.39% (17 basis points for the full year), and on 13-week U.S. Treasury Bills by 93 basis points (180 basis points for the full year) to 3.98%. The returns on the broad Lehman Brothers Aggregate Bond Index(2) and the Lehman Brothers High Yield Bond Index(3) was -0.1% and 1.6% for the six months ended December 31, 2005, and 2.4% and 2.7% for the full year, respectively.

The U.S. equities market in the form of the Standard & Poor’s 500 Composite Stock Price (“S&P 500”) Index(4), added 5.8% including dividends in the latter half of 2005 and 4.9% for the full year, thanks to gains of 3.5% in July and November of 2005. Other months were flat to down and by 2005 year-end, the market, trading at a fairly undemanding price-to-earnings level of about 16 times earnings for the current fiscal year, was definitely struggling. Stock investors were initially encouraged by bullish economic reports and even more by second quarter company earnings figures, on average up more than 10% year over year. The optimistic mood lasted into early August of 2005, when the S&P 500 reached a four-year high, before drifting back as resurgent oil prices made records almost daily. In September and October of 2005 with Hurricanes Katrina and Rita seldom out of the news, two attempted rallies fizzled. High prices at the gas pump were already here. An expensive winter for heating fuel was certain. Sharply rising factory prices started to be found in local Federal Reserve and purchasing managers’ reports and, with consumer confidence slumping, the word “stagflation” was heard more than once. In spite of this, as November approached, an evidently swift recovery from the Hurricanes Katrina and Rita cheered investors and stock prices powered ahead through mid-December 2005, as oil prices fell back below $60 per barrel, inflation moderated, corporate profits remained buoyant and gross domestic product (“GDP”) growth, at 4.1% per annum, was the envy of the developed world. Yet the market gave back nearly 1.6% between Christmas and New Year, when new reports suggested that the end of the bubbling housing market might be at hand. Rising house prices had encouraged the consumer spending that was largely behind robust GDP growth; spending that is, by people who on average were saving little, if anything.

In international markets Japan was the shining star of the second half, soaring 33.3%, based on the MSCI Japan® Index(5) in dollars plus net dividends for the six months ended December 31, 2005, and 25.5% for the

2

MARKET PERSPECTIVE:      YEAR ENDED DECEMBER 31, 2005

full year, as the market repeatedly broke five-year records amid new optimism. Investors, albeit mainly foreign ones, came to the belief that Japan is re-emerging as a balanced economy and less dependent on exports. Corporations and the banks have repaired their balance sheets at last. Rising wages are supporting domestic demand, in addition to an expected end to deflation, seems at hand. European ex UK markets leaped 11.8%, according to the MSCI Europe ex UK® Index(6) in dollars including net dividends for the six months ended December 31, 2005 (10.5% for the full year) and 14.7% in local currencies (27.7% for the full year) to the best levels in over four years, despite the first interest rate increase, to 2.5%, in over five years. Mounting evidence of a recovery in local demand, resilient profits and an upsurge of merger and acquisition activity boosted markets that are not particularly expensive. UK equities advanced 6.4% in the six months ended December 31, 2005 (7.4% for the full year) based on the MSCI UK® Index(7) in dollars including net dividends, concealing a more impressive 11.1% increase in pounds (20.1% for the full year), to the highest in four years. The period was dominated by the effect of five interest rate increases to restrain over-stretched consumers and soaring real estate prices. Yet, in the face of mostly miserable economic reports, and despite terrorist attacks in London over two days in July of 2005, investors, encouraged by merger and acquisition activity, supported an inexpensive market yielding over 3%.

(1) The MSCI World® Index is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

(2) The Lehman Brothers Aggregate Bond Index is a widely recognized, unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(3) The Lehman Brothers High Yield Bond Index is an unmanaged index that measures the performance of fixed-income securities generally representative of corporate bonds rated below investment-grade.

(4) The Standard & Poor’s 500 Composite Stock Price Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(5) The MSCI Japan® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

(6) The MSCI Europe ex UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

(7) The MSCI UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

All indices are unmanaged and investors cannot invest directly in an index.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Funds’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of the Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

3

ING FIDELITY® VIP CONTRAFUND® PORTFOLIO

PORTFOLIO MANAGERS’ REPORT

The ING Fidelity® VIP Contrafund® Portfolio (the “Portfolio”) seeks long-term capital appreciation by investing all of its assets in the Service Class 2 Shares of the VIP Contrafund® Portfolio, a series of Fidelity Variable Insurance Products Fund II, a registered open-end investment company. Please refer to Management’s Discussion of Fund Performance on page 4 of the included Fidelity® Variable Insurance Products: Contrafund® Portfolio Annual Report.

For the period ended December 31, 2005, the Portfolio’s Class S and Class ADV shares returned 16.34% and 15.96%, respectively, compared to the S&P 500 Composite Stock Price (“S&P 500”) Index(1), which returned 4.91%.

Average Annual Total Returns for the Periods Ended December 31, 2005

		Since Inception
	1 Year	November 15, 2004

Class S	16.34%	17.85%
Class ADV	15.96%	17.51%
S&P 500 Index(1)	4.91%	10.94% (2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Fidelity® VIP Contrafund® Portfolio against the S&P 500 Index. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in the index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio Shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 922-0180 to get performance through the most recent month end.

(1)The Standard & Poor’s 500 Composite Stock Price® (“S&P 500”) Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(2)Since inception performance of the index is shown from November 1, 2004.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

4

ING FIDELITY® VIP EQUITY-INCOME PORTFOLIO

PORTFOLIO MANAGERS’ REPORT

The ING Fidelity® VIP Equity-Income Portfolio (the “Portfolio”) seeks reasonable income by investing all of its assets in the Service Class 2 Shares of the VIP Equity-Income Portfolio, a series of Fidelity Variable Insurance Products Fund, a registered open-end investment company. Please refer to Management’s Discussion of Fund Performance on page 4 of the included Fidelity® Variable Insurance Products: Equity-Income Portfolio Annual Report.

For the period ended December 31, 2005, the Portfolio’s Class S and Class ADV shares returned 5.35% and 4.97%, respectively, compared to the Russell 3000 Value Index(1), which returned 6.85%.

Average Annual Total Returns for the Periods Ended December 31, 2005

		Since Inception
	1 Year	November 15, 2004

Class S	5.35%	7.34%
Class ADV	4.97%	6.91%
Russell 3000® Value Index(1)	6.85%	13.80% (2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Fidelity® VIP Equity-Income Portfolio against the Russell 3000® Value Index. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in the index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio Shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 922-0181 to get performance through the most recent month end.

(1)The Russell 3000® Value Index measures the performance of those Russell 3000 securities with lower price-to-book ratios and lower forecasted growth values.

(2)Since inception performance of the index is shown from November 1, 2004.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

5

ING FIDELITY® VIP GROWTH PORTFOLIO

PORTFOLIO MANAGERS’ REPORT

The ING Fidelity® VIP Growth Portfolio (the “Portfolio”) seeks capital appreciation by investing all of its assets in the Service Class 2 Shares of the VIP Growth Portfolio, a series of Fidelity Variable Insurance Products Fund, a registered open-end investment company. Please refer to Management’s Discussion of Fund Performance on page 4 of the included Fidelity® Variable Insurance Products: Growth Portfolio Annual Report.

For the period ended December 31, 2005, the Portfolio’s Class S and Class ADV shares returned 5.09% and 4.71%, respectively, compared to the Russell 3000® Growth Index(1), which returned 5.17%.

Average Annual Total Returns for the Periods Ended December 31, 2005

		Since Inception
	1 Year	November 15, 2004

Class S	5.09%	6.46%
Class ADV	4.71%	6.03%
Russell 3000® Growth Index(1)	5.17%	11.45% (2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Fidelity® VIP Growth Portfolio against the Russell 3000® Growth Index. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in the index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio Shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 922-0181 to get performance through the most recent month end.

(1)The Russell 3000® Growth Index is an index that measures the performance of those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values.

(2)Since inception performance of the index is shown from November 1, 2004.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

6

ING FIDELITY® VIP MID CAP PORTFOLIO

PORTFOLIO MANAGERS’ REPORT

The ING Fidelity® VIP Mid Cap Portfolio (the “Portfolio”) seeks long-term growth of capital by investing all of its assets in the Service Class 2 Shares of the VIP Mid Cap Portfolio, a series of Fidelity Variable Insurance Products III, a registered open-end investment company. Please refer to Management’s Discussion of Fund Performance on page 4 of the included Fidelity® Variable Insurance Products: Mid Cap Portfolio Annual Report.

For the period ended December 31, 2005, the Portfolio’s Class S and Class ADV shares returned 17.61% and 17.44%, respectively, compared to the S&P MidCap 400 Index(1), which returned 12.56%.

Average Annual Total Returns for the Periods Ended December 31, 2005

		Since Inception
	1 Year	November 15, 2004

Class S	17.61%	21.06%
Class ADV	17.44%	20.91%
S&P MidCap 400 Index(1)	12.56%	20.46% (2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Fidelity® VIP Mid Cap Portfolio against the S&P MidCap 400 Index. The index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in the index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio Shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 922-0181 to get performance through the most recent month end.

(1)The S&P MidCap 400 Index is an unmanaged index that measures the performance of the mid-size company segment of the U.S. market.

(2)Since inception performance of the index is shown from November 1, 2004.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

7

SHAREHOLDER EXPENSE EXAMPLES

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution [and/or service] (12b–1) fees; and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2005 to December 31, 2005, unless otherwise indicated.

Actual Expenses

The first section of the table shown, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, “Hypothetical 5% Return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

ING Fidelity® VIP Contrafund® Portfolio	Beginning Account Value July 1, 2005	Ending Account Value December 31, 2005	Annualized Expense Ratio	Expenses Paid During the Six Months Ended December 31, 2005*

Actual Fund Return
Class S	$1,000.00	$1,125.40	1.21%	$6.48
Class ADV	1,000.00	1,124.80	1.46	7.82
Hypothetical (5% return before expenses)
Class S	$1,000.00	$1,019.11	1.21%	$6.16
Class ADV	1,000.00	1,017.85	1.46	7.43

  *   Expenses are equal to each Portfolio’s respective annualized expense ratios, including the expenses of the underlying Portfolio multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

8

SHAREHOLDER EXPENSE EXAMPLES (CONTINUED)

ING Fidelity® VIP Equity Income Portfolio	Beginning Account Value July 1, 2005	Ending Account Value December 31, 2005	Annualized Expense Ratio	Expenses Paid During the Six Months Ended December 31, 2005*

Actual Fund Return
Class S	$1,000.00	$1,069.10	1.11%	$5.79
Class ADV	1,000.00	1,067.30	1.36	7.09
Hypothetical (5% return before expenses)
Class S	$1,000.00	$1,019.61	1.11%	$5.65
Class ADV	1,000.00	1,018.35	1.36	6.92

ING Fidelity® VIP GrowthPortfolio	Beginning Account Value July 1, 2005	Ending Account Value December 31, 2005	Annualized Expense Ratio	Expenses Paid During the Six Months Ended December 31, 2005*

Actual Fund Return
Class S	$1,000.00	$1,077.30	1.21%	$6.34
Class ADV	1,000.00	1,074.40	1.46	7.63
Hypothetical (5% return before expenses)
Class S	$1,000.00	$1,019.11	1.21%	$6.16
Class ADV	1,000.00	1,017.85	1.46	7.43

ING Fidelity® VIP Mid Cap Portfolio	Beginning Account Value July 1, 2005	Ending Account Value December 31, 2005	Annualized Expense Ratio	Expenses Paid During the Six Months Ended December 31, 2005*

Actual Fund Return
Class S	$1,000.00	$1,144.70	1.24%	$6.70
Class ADV	1,000.00	1,144.00	1.49	8.05
Hypothetical (5% return before expenses)
Class S	$1,000.00	$1,018.95	1.24%	$6.31
Class ADV	1,000.00	1,017.69	1.49	7.58

  *   Expenses are equal to each Portfolio’s respective annualized expense ratios, including the expenses of the underlying Portfolio multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

9

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders

ING Partners, Inc.

We have audited the accompanying statements of assets and liabilities of ING Fidelity® VIP Contrafund® Portfolio, ING Fidelity® VIP Equity Income Portfolio, ING Fidelity® VIP Growth Portfolio, and ING Fidelity® VIP Mid Cap Portfolio, each a series of ING Partners, Inc, as of December 31, 2005, and the related statements of operations for the year then ended, the statements of changes in net assets, and the financial highlights for the year then ended and for the period from November 29, 2004 (commencement of operations) to December 31, 2004. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2005 by correspondence with the transfer agent of the underlying funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned series of ING Partners, Inc. as of December 31, 2005, the results of their operations, the changes in their net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 27, 2006

10

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2005

	ING Fidelity®	ING Fidelity®	ING Fidelity®	ING Fidelity®
	VIP Contrafund®	VIP Equity-Income	VIP Growth	VIP Mid Cap
	Portfolio	Portfolio	Portfolio	Portfolio

ASSETS:
Investments in underlying fund(1) at value*	$61,360,296	$10,338,667	$10,682,122	$5,567,572
Cash	3	1,001	1	18

Receivables:
Fund shares sold	927,568	12,017	10,103	13,563
Total assets	62,287,867	10,351,685	10,692,226	5,581,153

LIABILITIES:
Payable for investment securities purchased	927,568	12,017	10,103	13,563
Payable to affiliates	14,217	2,556	2,423	1,553
Total liabilities	941,785	14,573	12,526	15,116
NET ASSETS	$61,346,082	$10,337,112	$10,679,700	$5,566,037

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$57,248,049	$9,888,881	$10,237,724	$5,139,626
Accumulated net realized gain on investments	22,790	24,451	16,660	14,022
Net unrealized appreciation on investments	4,075,243	423,780	425,316	412,389
NET ASSETS	$61,346,082	$10,337,112	$10,679,700	$5,566,037

* Cost of investments in securities	$57,285,053	$9,914,887	$10,256,806	$5,155,183

Class S:
Net Assets	$57,988,394	$10,258,840	$10,678,632	$4,064,886
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	4,819,281	947,269	995,505	327,162
Net asset value and redemption price per share	$12.03	$10.83	$10.73	$12.42

Class ADV:
Net Assets	$3,357,688	$78,272	$1,068	$1,501,151
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	280,060	7,260	100	121,151
Net asset value and redemption price per share	$11.99	$10.78	$10.68	$12.39

(1)   The underlying funds for the ING Fidelity® VIP Contrafund®, ING Fidelity® VIP Equity-Income, ING Fidelity® VIP Growth and ING Fidelity® VIP MidCap Portfolios are the Fidelity® VIP Contrafund®, Fidelity® VIP Equity-Income, Fidelity® VIP Growth and Fidelity® VIP MidCap Portfolios, respectively.

See Accompanying Notes to Financial Statements

11

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2005

	ING Fidelity®	ING Fidelity®	ING Fidelity®	ING Fidelity®
	VIP Contrafund®	VIP Equity-Income	VIP Growth	VIP Mid Cap
	Portfolio	Portfolio	Portfolio	Portfolio

INVESTMENT INCOME:
Dividends from underlying fund(1)	$2,019	$215	$479	$—

Total investment income	2,019	215	479	—

EXPENSES:
Administrative service fees	10,124	1,929	1,775	956

Distribution and service fees:
Class S	46,602	9,540	8,874	3,694
Class ADV	8,037	210	8	2,169

Total expenses	64,763	11,679	10,657	6,819

Net investment loss	(62,744)	(11,464)	(10,178)	(6,819)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain distributions from underlying fund	289	532	—	2,146
Net realized gain on investments	84,958	35,382	26,800	18,673
Net change in unrealized appreciation or depreciation on investments	4,075,175	423,723	425,274	412,270

Net realized and unrealized gain on investments and net realized gain distributions from underlying fund	4,160,422	459,637	452,074	433,089

Increase in net assets resulting from operations	$4,097,678	$448,173	$441,896	$426,270

(1)        The underlying funds for the ING Fidelity® VIP Contrafund®, ING Fidelity® VIP Equity-Income, ING Fidelity® VIP Growth and ING Fidelity® VIP MidCap Portfolios are the Fidelity® VIP Contrafund®, Fidelity® VIP Equity-Income, Fidelity® VIP Growth and Fidelity® VIP MidCap Portfolios, respectively.

See Accompanying Notes to Financial Statements

12

STATEMENTS OF CHANGES IN NET ASSETS

	ING Fidelity® VIP Contrafund®		ING Fidelity® VIP Equity-
	Portfolio		Income Portfolio
		November 15,		November 15,
	Year Ended	2004(1) to	Year Ended	2004(1) to
	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004

FROM OPERATIONS:
Net investment loss	$(62,744)	$(1)	$(11,464)	$(1)
Net realized gain on investments	85,247	—	35,914	—
Net change in unrealized appreciation or depreciation on investments	4,075,175	68	423,723	57

Net increase in net assets resulting from operations	4,097,678	67	448,173	56

FROM CAPITAL SHARES TRANSACTIONS:
Net proceeds from sale of shares	58,299,540	34,133	10,730,499	1,999
Cost of shares redeemed	(1,085,336)	—	(843,615)	—
Net increase in net asset resulting from capital share transactions	57,214,204	34,133	9,886,884	1,999

Net increase in net assets	61,311,882	34,200	10,335,057	2,055

NET ASSETS:
Beginning of period	34,200	—	2,055	—

End of period	$61,346,082	$34,200	$10,337,112	$2,055

Accumulated net investment loss at end of period	$0	$(1)	$0	$(1)

(1)        Commencement of operations.

See Accompanying Notes to Financial Statements

13

STATEMENTS OF CHANGES IN NET ASSETS

	ING Fidelity® VIP Growth		ING Fidelity® VIP Mid Cap
	Portfolio		Portfolio
		November 15,		November 15,
	Year Ended	2004(1) to	Year Ended	2004(1) to
	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004

FROM OPERATIONS:
Net investment loss	$(10,178)	$(1)	$(6,819)	$(1)
Net realized gain on investments	26,800	—	20,819	—
Net change in unrealized appreciation or depreciation on investments	425,274	42	412,270	119

Net increase in net assets resulting from operations	441,896	41	426,270	118

FROM CAPITAL SHARES TRANSACTIONS:
Net proceeds from sale of shares	11,332,632	2,000	5,390,919	18,175
Cost of shares redeemed	(1,096,869)	—	(269,445)	—

Net increase in net asset resulting from capital share transactions	10,235,763	2,000	5,121,474	18,175

Net increase in net assets	10,677,659	2,041	5,547,744	18,293

NET ASSETS:
Beginning of period	2,041	—	18,293	—

End of period	$10,679,700	$2,041	$5,566,037	$18,293

Accumulated net investment loss at end of period	$—	$(1)	$0	$(1)

(1)        Commencement of operations.

See Accompanying Notes to Financial Statements

14

ING FIDELITY® VIP CONTRAFUND PORTFOLIO

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

		Class S		Class ADV
			November 15,		November 15,
		Year Ended	2004(1) to	Year Ended	2004(1) to
		December 31,	December 31,	December 31,	December 31,
		2005	2004	2005	2004
Per Share Operating Performance:

Net asset value, beginning of period		$10.34	10.00	10.34	10.00

Income (loss) from investment operations:

Net investment income (loss)		$(0.01)	0.00 **	(0.03)	(0.01)

Net realized and unrealized gain on investments		$1.70	0.34	1.68	0.35

Total from investment operations		$1.69	0.34	1.65	0.34

Net asset value, end of period		$12.03	10.34	11.99	10.34

Total Return(2)%		16.34	3.40	15.96	3.40

Ratios and Supplemental Data:

Net assets, end of period (000’s)		$57,988	33	3,358	1

Ratios to average net assets:

Expenses excluding expenses of the master fund	%	0.30	0.30	0.55	0.55

Net investment loss excluding expenses of the master fund	%	(0.29)	(0.30)	(0.50)	(0.55)

Portfolio turnover rate(3)%		5	0	5	0

(1)        Commencement of operations.

(2)        Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

(3)        Portfolio turnover rate is calculated based on the Portfolio’s purchases or sales of the master fund.

**Amount is less than $0.005 per share or 0.005%.

		Class S			Class ADV
			November 15,			November 15,
		Year Ended	2004(1) to		Year Ended	2004(1) to
		December 31,	December 31,		December 31,	December 31,
		2005	2004		2005	2004
Expenses including expenses net of all reductions of the master fund	%	1.19	1.21	†	1.44	1.46	†
Expenses including expenses net of voluntary waivers, if any, of the master fund	%	1.21	1.23	†	1.46	1.48	†
Expenses including gross expenses of the master fund	%	1.21	1.23	†	1.46	1.48	†
Portfolio turnover rate of master fund	%	60	64	†	60	64	†

†  Expenses of the master fund included in the ratio, as well as the portfolio turnover rate, are for the year ended December 31, 2004.

See Accompanying Notes to Financial Statements

15

ING FIDELITY® VIP EQUITY-INCOME PORTFOLIO

FINANCIAL HIGHLIGHTS

		Class S		Class ADV
			November 15,		November 15,
		Year Ended	2004(1) to	Year Ended	2004(1) to
		December 31,	December 31,	December 31,	December 31,
		2005	2004	2005	2004
Per Share Operating Performance:

Net asset value, beginning of period		$10.28	10.00	10.27	10.00

Income (loss) from investment operations:

Net investment income (loss)		$(0.01)	0.00 **	(0.03)	(0.01)

Net realized and unrealized gain (loss) on investments		$0.56	0.28	0.54	0.28

Total from investment operations		$0.55	0.28	0.51	0.27

Net asset value, end of period		$10.83	10.28	10.78	10.27

Total Return(2)%		5.35	2.80	4.97	2.70

Ratios and Supplemental Data:

Net assets, end of period (000’s)		$10,259	1	78	1

Ratios to average net assets:

Expenses excluding expenses of the master fund	%	0.30	0.30	0.55	0.55

Net investment income (loss) excluding expenses of the master fund	%	(0.30)	(0.30)	(0.44)	(0.55)

Portfolio turnover rate(3)%		22	0	22	0

(1)        Commencement of operations.

(2)        Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

(3)        Portfolio turnover rate is calculated based on the Portfolio’s purchases or sales of the master fund.

** Amount is less than $0.005 per share or 0.005%.

		Class S			Class ADV
			November 15,			November 15,
		Year Ended	2004(1) to		Year Ended	2004(1) to
		December 31,	December 31,		December 31,	December 31,
		2005	2004		2005	2004
Expenses including expenses net of all reductions of the master fund	%	1.10	1.12	†	1.35	1.37	†
Expenses including expenses net of voluntary waivers, if any, of the master fund	%	1.11	1.13	†	1.36	1.38	†
Expenses including gross expenses of the master fund	%	1.11	1.13	†	1.36	1.38	†
Portfolio turnover rate of master fund	%	19	22	†	19	22	†

†  Expenses of the master fund included in the ratio, as well as the portfolio turnover rate, are for the year ended December 31, 2004.

See Accompanying Notes to Financial Statements

16

ING FIDELITY® VIP GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS

		Class S		Class ADV
			November 15,		November 15,
		Year Ended	2004(1) to	Year Ended	2004(1) to
		December 31,	December 31,	December 31,	December 31,
		2005	2004	2005	2004
Per Share Operating Performance:

Net asset value, beginning of period		$10.21	10.00	10.20	10.00

Income (loss) from investment operations:

Net investment loss		$(0.01)	(0.00)**	(0.05)	(0.01)

Net realized and unrealized gain (loss) on investments		$0.53	0.21	0.53	0.21

Total from investment operations		$0.52	0.21	0.48	0.20

Net asset value, end of period		$10.73	10.21	10.68	10.20

Total Return(2)%		5.09	2.10	4.71	2.00

Ratios and Supplemental Data:

Net assets, end of period (000’s)		$10,679	1	1	1

Ratios to average net assets:

Expenses excluding expenses of the master fund	%	0.30	0.30	0.55	0.55

Net investment loss excluding expenses of the master fund	%	(0.28)	(0.30)	(0.25)	(0.55)

Portfolio turnover rate(3)%		29	0	29	0

(1)        Commencement of operations.

(2)        Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

(3)        Portfolio turnover rate is calculated based on the Portfolio’s purchases and sales of the master fund.

** Amount is less than $0.005 per share or 0.005%.

		Class S			Class ADV
			November 15,			November 15,
		Year Ended	2004(1) to		Year Ended	2004(1) to
		December 31,	December 31,		December 31,	December 31,
		2005	2004		2005	2004
Expenses including expenses net of all reductions of the master fund	%	1.18	1.20	†	1.43	1.45	†
Expenses including expenses net of voluntary waivers, if any, of the master fund	%	1.22	1.23	†	1.47	1.48	†
Expenses including gross expenses of the master fund	%	1.22	1.23	†	1.47	1.48	†
Portfolio turnover rate of master fund	%	79	72	†	79	72	†

† Expenses of the master fund included in the ratio, as well as the portfolio turnover rate, are for the year ended December 31, 2004.

See Accompanying Notes to Financial Statements

17

ING FIDELITY® VIP MID CAP PORTFOLIO

FINANCIAL HIGHLIGHTS

		Class S		Class ADV
			November 15,		November 15,
		Year Ended	2004(1) to	Year Ended	2004(1) to
		December 31,	December 31,	December 31,	December 31,
		2005	2004	2005	2004
Per Share Operating Performance:

Net asset value, beginning of period		$10.56	10.00	10.55	10.00

Income (loss) from investment operations:

Net investment income (loss)		$(0.01)	(0.00)*	(0.02)	(0.00)*

Net realized and unrealized gain on investments		$1.87	0.55	1.90	0.55

Total from investment operations		$1.86	0.55	1.84	0.55

Net asset value, end of period		$12.42	10.55	12.39	10.55

Total Return(2)%		17.61	5.50	17.44	5.50

Ratios and Supplemental Data:

Net assets, end of period (000’s)		$4,065	17	1,501	1

Ratios to average net assets:

Expenses excluding expenses of the master fund	%	0.30	0.30	0.55	0.55

Net investment loss excluding expenses of the master fund	%	(0.32)	(0.30)	(0.48)	(0.55)

Portfolio turnover rate(3)%		14	0	14	0

(1)        Commencement of operations.

(2)        Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

(3)        Portfolio turnover rate is calculated based on the Portfolio’s purchases and sales of the master fund.

* Amount is less than $0.005 per share or 0.005%.

		Class S			Class ADV
			November 15,			November 15,
		Year Ended	2004(1) to		Year Ended	2004(1) to
		December 31,	December 31,		December 31,	December 31,
		2005	2004		2005	2004
Expenses including expenses net of all reductions of the master fund	%	1.19	1.23	†	1.44	1.48	†
Expenses including expenses net of voluntary waivers, if any, of the master fund	%	1.24	1.26	†	1.49	1.51	†
Expenses including gross expenses of the master fund	%	1.24	1.26	†	1.49	1.51	†
Portfolio turnover rate of master fund	%	107	55	†	107	55	†

† Expenses of the master fund included in the ratio, as well as the portfolio turnover rate, are for the year ended December 31, 2004.

See Accompanying Notes to Financial Statements

18

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2005

NOTE 1 — ORGANIZATION

The ING Partners, Inc. (the “Fund”) is an open-end management investment company registered under the Investment Company Act of 1940 (the “1940 Act”). It was incorporated under the laws of Maryland on May 7, 1997. The Articles of Incorporation permit the Fund to offer separate series (“Portfolios”), each of which has its own investment objective, policies and restrictions. The Portfolios serve as investment options underlying variable insurance products offered by ING Life Insurance and Annuity Company (“ILIAC”) and its insurance company affiliates. At December 31, 2005 there are thirty-one separate investment series which comprise the Fund. The four Portfolios included in this report are: ING Fidelity® VIP Contrafund® Portfolio* (“Contrafund”); ING Fidelity® VIP Equity-Income Portfolio (“Equity-Income”), ING Fidelity® VIP Growth Portfolio (“Growth”) and ING Fidelity® VIP Mid Cap Portfolio (“Mid Cap”).

Each Portfolio in this report operates as a “feeder fund” which means the only investment security is a separate mutual fund, the “master fund.” The Master Funds (VIP Contrafund® Portfolio, VIP Equity-Income Portfolio, VIP Growth Portfolio and VIP Mid Cap Portfolio) (each a “Master Fund” and collectively, the “Master Funds”) are a series of the Fidelity Variable Insurance Products Fund II (VIP Contrafund® Portfolio), Fidelity Variable Insurance Products Fund (VIP Equity-Income Portfolio and VIP Growth Portfolio), or Fidelity Variable Insurance Products Fund III (VIP Mid Cap Portfolio), each an open end investment company. Each Portfolio has the same investment objective and limitations as the Master Fund in which it invests. Typically, the Portfolios do not buy investment securities directly. The Master Funds, on the other hand, invest directly in portfolio securities. At December 31, 2005, Contrafund, Equity Income, Growth and Mid Cap Portfolios each held 0.4% or less of their respective Master Fund.

The Portfolios offer two classes of shares, referred to as Service Class (Class “S”) and Adviser Class (Class “ADV”). Each share class represents interests in the same portfolio of investments of the particular Portfolio, and shall be identical in all respects, except for the impact of expenses, voting, exchange privileges, and any different shareholder services relating to a class of shares. Shareholders of the Adviser Class of each Portfolio will generally be entitled to exchange those shares at net asset value for Adviser Class shares of other Portfolios that offer Adviser Class shares. Shareholders of the Adviser Class shares continue to be subject to the Rule 12b-1 Plan fee applicable to Adviser Class shares after an exchange. Shareholders of Service Class shares of each Portfolio will generally be entitled to exchange those shares at net asset value for Service Class shares of other Portfolios that offer Service Class shares. Shares of the Portfolios may be offered to segregated asset accounts (“Separate Accounts”) of insurance companies as investment options in connection with variable annuity contracts and variable life insurance policies (“Variable Contracts”) and to certain of the Portfolios’ investment advisers and their affiliates. In the future, shares may also be offered to qualified pension and retirement plans (“Qualified Plans”) outside the Separate Account context. Shares of the Portfolios are not currently offered directly to Qualified Plans or custodial accounts.

Each Portfolio is distributed by ING Financial Advisers, LLC (“IFA”). ILIAC serves as the Investment Manager to each Portfolio. IFA and the Investment Manager are both indirect wholly-owned subsidiaries of ING Groep N.V. (“ING Groep”). ING Groep is one of the largest financial services institutions in the world, and offers an array of banking, insurance and asset management services to both individuals and institutional investors.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Such policies are in conformity with U.S. generally accepted accounting principles for investment companies.

A.

Security Valuation. The valuation of each Portfolio’s investment in its corresponding Master Fund is based on the net asset value of that Master Fund each business day. Valuation of the investments by the Master Funds is discussed in the Master Funds’ notes to their Financial statements, which accompany this report.

B.

Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an

* Fidelity and Contrafund are registered trademarks of FMR Corp.

19

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2005 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

accrual basis. Dividend income is recorded on the ex-dividend date.

C.

Distributions to Shareholders. The Portfolios record distributions to their shareholders on ex-dividend date. Each Portfolio distributes dividends and capital gains, if any, annually. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

D.

Federal Income Taxes. It is the policy of the Portfolios to comply with subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, no federal income tax provision is required. The Board of Directors intends to offset any net capital gains with any available capital loss carryforward until each carryforward has been fully utilized or expires. In addition, no capital gain distribution shall be made until the capital loss carryforward has been fully utilized or expires.

E.

Use of Estimates. Management of the Portfolios has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses to prepare these financial statements in conformity with accounting principles generally accepted in the United States of America for investment companies. Actual results could differ from these estimates.

F.

Repurchase Agreements. Each Portfolio may invest in repurchase agreements only with government securities dealers recognized by Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Portfolio will always receive as collateral securities acceptable to it whose market value is equal at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Portfolio. The underlying collateral is valued daily on a mark-to-market basis to assure that the value, including accrued interest is at least equal to the repurchase price. There would be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, and it might incur disposition costs in liquidating the collateral.

NOTE 3 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

Fidelity Management & Research Company (“FMR”) serves as manager to each Master Fund. FMR has day-to-day responsibility for choosing investments for each Master Fund. As shareholders of the Master Funds, the Portfolios indirectly pay a portion of the master-level management fee.

Each Master Fund, VIP Contrafund® Portfolio, VIP Equity-Income Portfolio, VIP Growth Portfolio, and VIP Mid Cap Portfolio, pays FMR a management fee for advisory services at annual rates of 0.57%, 0.47%, 0.57%, and 0.57%, of each respective Master Fund’s current average daily net assets. Pursuant to its investment management agreement with the Fund, ILIAC may charge an annual advisory fee to a respective Portfolio at annual rates up to the respective annual rates paid by that respective Portfolio’s Master Fund. If the respective Portfolio does not invest substantially all of its assets in another investment company. If a Portfolio invests substantially all of its assets in another investment company, ILIAC does not charge an advisory fee. Each Portfolio anticipates investing substantially all of its assets in another investment company.

If a Portfolio invests substantially all of its assets in another investment company, ING Funds Services, LLC will charge an administration fee of 0.05% of average daily net assets for that Portfolio. Pursuant to its administration agreement with the Portfolios, ING Funds Services, LLC may receive an annual administration fee equal to 0.15%, 0.15%, 0.15% and

20

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2005 (CONTINUED)

NOTE 3 — INVESTMENT AND ADMINISTRATIVE MANAGEMENT FEES (continued)

0.17% of average daily net assets for Contrafund, Equity-Income, Growth and Mid Cap, respectively, if the respective Portfolio does not invest substantially all of its assets in another investment company.

NOTE 4 — INVESTMENT IN UNDERLYING PORTFOLIOS

For the year ended December 31, 2005, the cost of purchases and proceeds from sales of the Master Funds were as follows:

Portfolio	Purchases	Sales
Contrafund	$58,303,182	$1,137,218
Equity-Income	10,733,978	856,470
Growth	11,334,645	1,106,654
Mid Cap	5,396,940	278,597

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Each Portfolio has adopted a Shareholder Servicing Plan (“Service Plan”) for the Class S and Class ADV shares of each Portfolio. Under the Service Plan, a Portfolio makes payments at an annual rate of 0.25% of the Portfolio’s average daily net assets attributable to its Class S and Class ADV shares.

Each Portfolio has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940 (“Distribution Plan”) for the Class ADV shares of each Portfolio. The Distribution Plan provides for a distribution fee, payable to IFA as the Fund’s Distributor at an annual rate of 0.25% of the Portfolio’s average daily net assets attributable to Class ADV shares.

Fidelity Distributors Corporation (“FDC”) distributes Service Class 2 shares of each Master Fund. Service Class 2 of each Master Fund currently pays FDC a 12b-1 (service) fee at an annual rate of 0.25% of its average net assets throughout the month. Shareholders of Class S and Class ADV of each Portfolio pay only their proportionate share of the Master Fund 12b-1 plan expenses.

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Each Portfolio has adopted a Retirement Policy covering all independent directors of the Portfolio who will have served as an independent directors for at least five years at the time of retirement. Benefits under this policy are based on an annual rate as defined in the policy.

Investors in the Portfolios should recognize that an investment in the Portfolios bears not only a proportionate share of the expenses of the Portfolios (including operating costs and management fees, if any) but also indirectly similar expenses of the underlying mutual funds in which each Portfolio invests. Investors also bear their proportionate share of any sales charges incurred by the Portfolios related to the purchase of shares of the mutual fund investments.

NOTE 7 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Class S Shares		Class ADV Shares
		November 15,		November 15,
	Year Ended	2004(1) to	Year Ended	2004(1) to
	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004
Contrafund (Number of Shares)
Shares sold	4,898,470	3,208	297,528	100
Shares redeemed	(82,397)	—	(17,568)	—

Net increase in shares outstanding	4,816,073	3,208	279,960	100
Contrafund ($)
Shares sold	$55,076,541	$33,135	$3,222,999	$998
Shares redeemed	(892,763)	—	(192,573)	—

Net increase	$54,183,778	$33,135	$3,030,426	$998

(1)        Commencement of operations.

21

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2005 (CONTINUED)

NOTE 7 — CAPITAL SHARES (continued)

	Class S Shares		Class ADV Shares
		November 15,		November 15,
	Year Ended	2004(1) to	Year Ended	2004(1) to
	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004
Equity-Income (Number of Shares)
Shares sold	1,026,875	100	8,314	100
Shares redeemed	(79,706)	—	(1,154)	—

Net increase in shares outstanding	947,169	100	7,160	100

Equity-Income ($)
Shares sold	$10,646,329	$1,001	$84,170	$998
Shares redeemed	(831,747)	—	(11,868)	—

Net increase	$9,814,582	$1,001	$72,302	$998

	Class S Shares		Class ADV Shares
		November 15,		November 15,
	Year Ended	2004(1) to	Year Ended	2004(1) to
	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004
Growth (Number of Shares)
Shares sold	1,102,036	100	—	100
Shares redeemed	(106,631)	—	—	—

Net increase in shares outstanding	995,405	100	—	100

Growth ($)
Shares sold	$11,332,632	$1,002	$ —	$998
Shares redeemed	(1,096,869)	—	—	—

Net increase	$10,235,763	$1,002	$ —	$998

	Class S Shares		Class ADV Shares
		November 15,		November 15,
	Year Ended	2004(1) to	Year Ended	2004(1) to
	December 31,	December 31,	December 31,	December 31,
	2005	2004	2005	2004
Mid Cap (Number of Shares)
Shares sold	342,770	1,633	127,283	100
Shares redeemed	(17,241)	—	(6,232)	—

Net increase in shares outstanding	325,529	1,633	121,051	100

Mid Cap ($)
Shares sold	$3,913,415	$17,177	$1,477,504	$998
Shares redeemed	(199,008)	—	(70,437)	—

Net increase	$3,714,407	$17,177	$1,407,067	$998

(1)        Commencement of operations.

NOTE 8 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as distributions of paid-in capital.

The following permanent tax differences have been reclassified as of December 31, 2005:

		Undistributed Net	Accumulated
	Paid-in	Investment Income on	Net Realized
	Capital	Investments	Gains/(Losses)
Contrafund	$(288)	$62,745	$(62,457)
Equity-Income	(2)	11,465	(11,463)
Growth	(39)	10,179	(10,140)
Mid Cap	(23)	6,820	(6,797)

22

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2005 (CONTINUED)

NOTE 8 — FEDERAL INCOME TAXES (continued)

Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The Portfolios paid no dividends or distributions to shareholders for the years ended December 31, 2004 and December 31, 2005.

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2005 were:

	Undistributed	Undistributed	Unrealized
	Ordinary	Long Term	Appreciation/
	Income	Capital Gains	Depreciation

Contrafund	$22,816	$—	$4,075,218
Equity-Income	24,514	—	423,718
Growth	19,887	—	422,090
Mid Cap	12,765	1,870	411,777

NOTE 9 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS

In 2004 ING Investments reported to the Boards of Directors/ Trustees (the “Boards”) of the ING Funds that, like many U.S. financial services companies, ING Investments and certain of its U.S. affiliates have received informal and formal requests for information since September 2003 from various governmental and self-regulatory agencies in connection with investigations related to mutual funds and variable insurance products. ING Investments has advised the Boards that it and its affiliates have cooperated fully with each request.

In addition to responding to regulatory and governmental requests, ING Investments reported that management of U.S. affiliates of ING Groep N.V., including ING Investments (collectively, “ING”), on their own initiative, have conducted, through independent special counsel and a national accounting firm, an extensive internal review of trading in ING insurance, retirement, and mutual fund products. The goal of this review was to identify any instances of inappropriate trading in those products by third parties or by ING investment professionals and other ING personnel. ING’s internal review related to mutual fund trading is now substantially completed. ING has reported that, of the millions of customer relationships that ING maintains, the internal review identified several isolated arrangements allowing third parties to engage in frequent trading of mutual funds within ING’s variable insurance and mutual fund products, and identified other circumstances where frequent trading occurred, despite measures taken by ING intended to combat market timing. ING further reported that each of these arrangements has been terminated and fully disclosed to regulators. The results of the internal review were also reported to the independent members of the Board.

ING Investments has advised the Board that most of the identified arrangements were initiated prior to ING’s acquisition of the businesses in question in the U.S. ING Investments further reported that the companies in question did not receive special benefits in return for any of these arrangements, which have all been terminated.

Based on the internal review, ING Investments has advised the Board that the identified arrangements do not represent a systemic problem in any of the companies that were involved.

In September 2005, ING Funds Distributor, LLC (“IFD”), the distributor of certain ING Funds, settled an administrative proceeding with the NASD regarding three arrangements, dating from 1995, 1996 and 1998, under which the administrator to the then-Pilgrim Funds, which subsequently became part of the ING Funds, entered into formal and informal arrangements that permitted frequent trading. Under the terms of the Letter of Acceptance, Waiver and Consent (“AWC”) with the NASD, under which IFD neither admitted nor denied the allegations or findings, IFD consented to the following sanctions: (i) a censure; (ii) a fine of $1.5 million; (iii) restitution of approximately $1.44 million to certain ING Funds for losses attributable to excessive trading described in the AWC; and (iv) agreement to make certification to NASD regarding the review and establishment of certain procedures.

In addition to the arrangements discussed above, in 2004 ING Investments reported to the Board that, at that time, these instances include the following, in addition to the arrangements subject to the AWC discussed above:

•             Aeltus Investment Management, Inc. (a predecessor entity to ING Investment Management Co.) has identified two investment professionals who engaged in extensive frequent trading in certain ING Funds. One was subsequently terminated for cause and incurred substantial financial penalties in connection with this conduct and the second has been disciplined.

23

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2005 (CONTINUED)

NOTE 9 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS (continued)

•             ReliaStar Life Insurance Company (“ReliaStar”) entered into agreements seven years ago permitting the owner of policies issued by the insurer to engage in frequent trading and to submit orders until 4pm Central Time. In 2001 ReliaStar also entered into a selling agreement with a broker-dealer that engaged in frequent trading. Employees of ING affiliates were terminated and/or disciplined in connection with these matters.

•             In 1998, Golden American Life Insurance Company entered into arrangements permitting a broker-dealer to frequently trade up to certain specific limits in a fund available in an ING variable annuity product. No employee responsible for this arrangement remains at the company.

For additional information regarding these matters, you may consult the Form 8-K and Form 8-K/A for each of four life insurance companies, ING USA Annuity and Life Insurance Company, ING Life Insurance and Annuity Company, ING Insurance Company of America, and ReliaStar Life Insurance Company of New York, each filed with the Securities and Exchange Commission (the “SEC”) on October 29, 2004 and September 8, 2004. These Forms 8-K and Forms 8-K/A can be accessed through the SEC’s Web site at http://www.sec.gov. Despite the extensive internal review conducted through independent special counsel and a national accounting firm, there can be no assurance that the instances of inappropriate trading reported to the Board are the only instances of such trading respecting the ING Funds.

ING Investments reported to the Board that ING is committed to conducting its business with the highest standards of ethical conduct with zero tolerance for noncompliance. Accordingly, ING Investments advised the Board that ING management was disappointed that its voluntary internal review identified these situations. Viewed in the context of the breadth and magnitude of its U.S. business as a whole, ING management does not believe that ING’s acquired companies had systemic ethical or compliance issues in these areas. Nonetheless, ING Investments reported that given ING’s refusal to tolerate any lapses, it has taken the steps noted below, and will continue to seek opportunities to further strengthen the internal controls of its affiliates.

•    ING has agreed with the ING Funds to indemnify and hold harmless the ING Funds from all damages resulting from wrongful conduct by ING or its employees or from ING’s internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the Securities and Exchange Commission. ING Investments reported to the Board that ING management believes that the total amount of any indemnification obligations will not be material to ING or its U.S. business.

•             ING updated its Code of Conduct for employees reinforcing its employees’ obligation to conduct personal trading activity consistent with the law, disclosed limits, and other requirements.

•             The ING Funds, upon a recommendation from ING, updated their respective Codes of Ethics applicable to investment professionals with ING entities and certain other fund personnel, requiring such personnel to pre-clear any purchases or sales of ING Funds that are not systematic in nature (i.e., dividend reinvestment), and imposing minimum holding periods for shares of ING Funds.

•             ING instituted excessive trading policies for all customers in its variable insurance and retirement products and for shareholders of the ING Funds sold to the public through financial intermediaries. ING does not make exceptions to these policies.

•             ING reorganized and expanded its U.S. Compliance Department, and created an Enterprise Compliance team to enhance controls and consistency in regulatory compliance.

As has been widely reported in the media, the New York Attorney General’s office (“NYAG”) is conducting broad investigations regarding insurance quoting and brokerage practices. ING U.S. has been subpoenaed in this regard, and is cooperating fully with these NYAG requests for information.

ING U.S. believes that its practices are consistent with our business principles and our commitment to our customers.

At this time, in light of the current regulatory factors, ING U.S. is actively engaged in reviewing whether any modifications in our practices are appropriate for the future.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares, or other adverse consequences to ING Funds.

24

DIRECTOR AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Funds are managed under the direction of the Funds’ Board of Directors. A Director who is not an interested person of the Company, as defined in the 1940 Act, is an independent trustee (“Independent Director”). The Directors and Officers of the Funds are listed below. The Statement of Additional Information includes additional information about directors of the Registrant and is available, without charge, upon request at 1-800-992-0180.

Name, Address and Age	Position(s) held with Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) during the Past Five Years

Independent Directors:

John V. Boyer(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 52	Director	January 2005 — Present	Unemployed. Formerly, Executive Director, The Mark Twain House & Museum(2) (September 1989 — November 2005).

J. Michael Earley(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 60	Director	February 2001 — Present	President and Chief Executive Officer, Bankers Trust Company, N.A. (June 1992 — Present).

R. Barbara Gitenstein(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 57	Director	February 2002 — Present	President, College of New Jersey (January 1999 — Present).

Patrick W. Kenny(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 62	Director	January 2005 — Present	President and Chief Executive Officer International Insurance Society (June 2001 — Present). Formerly, Executive Vice President, Frontier Insurance Group, Inc. (September 1998 — March 2001).

Walter H. May(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 69	Director	October 1999 — Present	Retired.

Jock Patton(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 60	Chairman and Director	May 1999 — Present	Private Investor (June 1997 — Present). Formerly, Director and Chief Executive Officer, Rainbow Multimedia Group, Inc. (January 1999 — December 2001).

David W.C. Putnam(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 66	Director	October 1999 — Present	President and Director, F.L. Putnam Securities Company, Inc. (June 1978 — Present).

Roger B. Vincent(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 60	Director	February 2002 — Present	President, Springwell Corporation (March 1989 — Present).

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Number of
	Portfolios
	in Fund
	Complex
	Overseen	Other Directorships
Name, Address and Age	by Director	held by Director

Independent Directors:
John V. Boyer(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 52	172	None
J. Michael Earley(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 60	172	None
R. Barbara Gitenstein(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 57	172	None
Patrick W. Kenny(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 62	172	Assured Guaranty Ltd. (November 2003 — Present).
Walter H. May(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 69	172	BestPrep (September 1991 — Present).
Jock Patton(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 60	172	JDA Software Group, Inc. (January 1999 — Present); and Swift Transportation Co. (March 2004 — Present).
David W.C. Putnam(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 66	172

Progressive Capital Accumulation Trust (August 1998 —
Present); Principled Equity Market Trust (November
1996 — Present); Mercy Endowment Foundation
(September 1995 — Present); Asian American Bank and
Trust Company (June 1992 — Present); and Notre Dame
Health Care Center (July 1991 — Present).

Roger B. Vincent(4) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 60	172	AmeriGas Propane, Inc. (January 1998 — Present).

25

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

	Position(s)	Term of Office	Principal Occupation(s)
	held with	and Length of	during the Past Five
Name, Address and Age	Company	Time Served(1)	Years

Richard A. Wedemeyer(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 69	Director	February 2001 — Present	Retired. Formerly, Vice President — Finance and Administration, The Channel Corporation (June 1996 — April 2002). Formerly, Trustee, First Choice Funds (February 1997 — April 2001).

Trustees who are “Interested Persons”:

Thomas J. McInerney(5) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 49	Director	February 2001 — Present

Chief Executive Officer, ING U.S. Financial
Services (January 2005 — Present); General
Manager and Chief Executive Officer,
U.S. Financial Services (December 2003 —
December 2004); Chief Executive Officer,
ING U.S. Financial Services (September
2001 — December 2003); and General
Manager and Chief Executive Officer,
U.S. Worksite Financial Services (December
2000 — September 2001).

John G. Turner(6) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 66	Director	October 1999 — Present

Retired. Formerly, Vice Chairman of ING
Americas (September 2000 — January 2002);
Chairman and Chief Executive Officer of
ReliaStar Financial Corp. and ReliaStar Life
Insurance Company (July 1993 — September
2000); Director of ReliaStar Life Insurance
Company of New York (April 1975 —
December 2001); and Chairman and Trustee of
the Northstar affiliated investment companies
(May 1993 — December 2001).

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Number of
	Portfolios
	in Fund
	Complex
	Overseen	Other Directorships
Name, Address and Age	by Director	held by Director
Richard A. Wedemeyer(3) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 69	172	Touchstone Consulting Group (June 1997 — Present) and Jim Henson Legacy (April 1994 — Present).

Trustees who are “Interested Persons”:
Thomas J. McInerney(5) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 49	212

Equitable Life Insurance Co., Golden American Life Insurance Co., Life
Insurance Company of Georgia, Midwestern United Life Insurance Co.,
ReliaStar Life Insurance Co., Security Life of Denver, Security Connecticut
Life Insurance Co., Southland Life Insurance Co., USG Annuity and Life
Company, and United Life and Annuity Insurance Co. Inc.; Ameribest Life
Insurance Co.; First Columbine Life Insurance Co.; and Metro Atlanta
Chamber of Commerce (January 2003 — Present).

John G. Turner(6) 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 66	172	Hormel Foods Corporation (March 2000 — Present); ShopKo Stores, Inc. (August 1999 — Present); and Conseco, Inc. (September 2003 — Present).

(1)          Directors serve until their successors are duly elected and qualified, subject to the Board’s retirement policy.

(2)          Shaun Mathews, Senior Vice President of ING Life Insurance and Annuity Company, has held a seat on the board of directors of The Mark Twain House & Museum since September 19, 2002. ING Groep N.V. makes non-material, charitable contributions to The Mark Twain House & Museum.

(3)          Valuation, Proxy and Brokerage Committee member.

(4)          Audit Committee member.

(5)          Mr. McInerney is an “interested person,” as defined under the 1940 Act, because of his affiliation with ING Groep N.V., the parent corporation of the Investment Manager, ING Investments, LLC and the Distributor, ING Funds Distributor, LLC.

(6)          Mr. Turner is an “interested person,” as defined under the 1940 Act, because of his affiliation with ING Groep N.V., the parent corporation of the Investment Manager, ING Investments, LLC and the Distributor, ING Funds Distributor, LLC.

26

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Term of Office
	Position(s)	and Length of	Principal Occupation(s)
Name, Address and Age	held with the Trust	Time Served(1)	during the Past Five Years

Officers:

James M. Hennessy 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 56	President and Chief Executive Officer Chief Operating Officer	May 2003 — Present

President, Chief Executive Officer and
Chief Operating Officer, ING
Investments, LLC (December 2000 —
Present). Formerly, Senior Executive
Vice President and Chief Operating
Officer, ING Investments, LLC (April
1995 — December 2000).

Michael J. Roland 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 47	Executive Vice President	January 2005 — Present

Executive Vice President, ING
Investments, LLC (December 2001 —
Present). Formerly, Chief Compliance
Officer, ING Investments, LLC
(October 2004 — December 2005);
Chief Financial Officer and Treasurer,
ING Investments, LLC (December
2001 — March 2005); and Senior Vice
President, ING Investments, LLC (June
1998 — December 2001).

Stanley D. Vyner 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 55	Executive Vice President	January 2005 — Present

Executive Vice President, ING
Investments, LLC (July 2000 —
Present) and Chief Investment Risk
Officer (January 2003 — Present).
Formerly, Chief Investment Officer of
the International Portfolios, ING
Investments, LLC (August 2000 —
January 2003).

Joseph M. O’Donnell 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 51	Chief Compliance Officer	January 2005 — Present

Chief Compliance Officer of the ING
Funds (November 2004 — Present) and
Directed Services, Inc. (January 2006 —
Present). Formerly, Vice President,
Chief Legal Counsel, Chief Compliance
Officer and Secretary of Atlas
Securities, Inc., Atlas Advisers, Inc. and
Atlas Funds (October 2001 — October
2004); and Chief Operating Officer and
General Counsel of Matthews
International Capital Management LLC
and Vice President and Secretary of
Matthews International Funds (August
1999 — May 2001).

Todd Modic 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 38	Senior Vice President, Chief Financial Officer and Assistant Secretary	March 2005 — Present

Senior Vice President, ING Funds
Services, LLC (April 2005 — Present).
Formerly, Vice President, ING Funds
Services, LLC (September 2002 —
March 2005); Director, Financial
Reporting, ING Investments, LLC
(March 2001 — September 2002);
Director of Financial Reporting, Axient
Communications, Inc. (May 2000 —
January 2001).

Robert S. Naka 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 42	Senior Vice President	January 2005 — Present	Senior Vice President (August 1999 — Present) and Assistant Secretary (October 2001 — Present), ING Funds Services, LLC.

Kimberly A. Anderson 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 41	Senior Vice President	January 2005 — Present

Senior Vice President and Assistant
Secretary, ING Investments, LLC
(October 2003 — Present). Formerly,
Vice President and Assistant Secretary,
ING Investments, LLC (January
2001 — October 2003); and Assistant
Vice President, ING Funds Services,
LLC (November 1999 — January
2001).

Robyn L. Ichilov 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 38	Vice President and Treasurer	January 2005 — Present	Vice President and Treasurer, ING Funds Services, LLC (October 2001 — Present) and ING Investments, LLC (August 1997 — Present).

Lauren D. Bensinger 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 51	Vice President	January 2005 — Present

Vice President and Chief Compliance
Officer, ING Funds Distributor, LLC
(July 1995 — Present); and Vice
President, ING Investments, LLC
(February 2003 — Present). Formerly,
Chief Compliance Officer, ING
Investments, LLC (October 2001 —
October 2004).

Maria M. Anderson 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 47	Vice President	January 2005 — Present

Vice President, ING Funds Services,
LLC (September 2004 — Present).
Formerly, Assistant Vice President, ING
Funds Services, LLC (October 2001 —
September 2004); and Manager Fund
Accounting and Fund Compliance, ING
Investments, LLC (September 1999 —
October 2001).

27

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Term of Office
	Position(s)	and Length of	Principal Occupation(s)
Name, Address and Age	held with the Trust	Time Served(1)	during the Past Five Years

Mary A. Gaston 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 39	Vice President	March 2005 — Present

Vice President, ING Fund Services,
LLC (April 2005 — Present). Formerly,
Assistant Vice President, Financial
Reporting, ING Investments, LLC
(April 2004 — April 2005); Manager,
Financial Reporting, ING Investments,
LLC (August 2002 — April 2004); and
Controller Z Seven Fund, Inc. and
Ziskin Asset Management, Inc. (January
2000 — March 2002).

Laurie M. Tillinghast 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 53	Vice President	May 2003 — Present

Vice President, ING Life Insurance and
Annuity Company (December 2000 —
Present). Formerly, Vice President,
Aetna Retirement Services, Fund
Strategy and Management (December
1995 — December 2000); and Director
and President, ING Partners, Inc.
(November 1997 — May 2003).

Susan P. Kinens 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 29	Assistant Vice President	January 2005 — Present	Assistant Vice President, ING Funds Services, LLC (December 2002 — Present); and has held various other positions with ING Funds Services, LLC for more than the last five years.

Kimberly K. Palmer 7337 E. Doubletree Rand Rd. Scottsdale, Arizona 85258 Age: 48	Assistant Vice President	January 2005 — Present

Assistant Vice President, ING Funds
Services, LLC (August 2004 —
Present). Formerly, Manager,
Registration Statements, ING Funds
Services, LLC (May 2003 — August
2004); Associate Partner, AMVESCAP
PLC (October 2000 — May 2003);
Director of Federal Filings and Blue Sky
Filings, INVESCO Funds Group, Inc.
(March 1994 — May 2003).

Huey P. Falgout, Jr. 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 42	Secretary	August 2003 — Present

Chief Counsel, ING Americas,
U.S. Legal Services (September 2003 —
Present). Formerly, Counsel, ING
Americas, U.S. Legal Services
(November 2002 — September 2003);
and Associate General Counsel of AIG
American General (January 1999 —
November 2002).

Theresa K. Kelety 7337 E. Doubletree Ranch Rd. Scottsdale, Arizona 85258 Age: 42	Assistant Secretary	August 2003 — Present	Counsel, ING Americas, U.S. Legal Services (April 2003 — Present). Formerly, Senior Associate with Shearman & Sterling (February 2000 — April 2003).

Robin R. Nesbitt 7337 E. Doubletree Rand Rd. Scottsdale, Arizona 85258 Age: 32	Assistant Secretary	August 2004 — Present

Supervisor, Board Operations, ING
Funds Services, LLC (August 2003 —
Present). Formerly, Senior Legal
Analyst, ING Funds Services, LLC
(August 2002 — August 2003);
Associate, PricewaterhouseCoopers
(January 2001 — August 2001); and
Paralegal, McManis, Faulkner &
Morgan (May 2000 — December 2000).

(1)          The officers hold office until the next annual meeting of the Trustees and until their successors have been elected and qualified.

28

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”) provides that, after an initial period, the Portfolios’ existing advisory agreement between ING Life Insurance and Annuity Company (the “Adviser”) and IPI, on behalf of the Portfolios (the “Advisory Contract”), remains in effect only if the Board of Directors (the “Board”) of ING Partners, Inc. (“IPI”), including a majority of the Directors who have no direct or indirect interest in the Advisory Contract, and who are not “interested persons” of the Portfolios, as such term is defined under the 1940 Act (the “Independent Directors”), annually review and renew the Contract. In this regard, at a meeting held on November 10, 2005 the Board, including a majority of the Independent Directors, considered whether to renew the Advisory Contract.

The Independent Directors also held separate meetings on October 11 and November 8, 2005 to consider renewals of the Advisory Contract. Thus, references herein to factors considered and determinations made by the Independent Directors include, as applicable, factors considered and determinations made on those earlier dates.

At the November 10, 2005 meeting, the Board voted to renew the Advisory Contract for the Portfolios. In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual review process. The Board’s determination took into account a number of factors that its members believed, in light of the legal advice furnished to them by Kirkpatrick & Lockhart Nicholson Graham LLP (“K&LNG”), their independent legal counsel, and their own business judgment, to be relevant.

Provided below is an overview of the Board’s contract approval process in general, as well as a discussion of certain of the specific factors the Board considered at the November 10, 2005 meeting. While the Board gave its attention to the information furnished, at its request, that was most relevant to its consideration, discussed below are a number of the primary factors relevant to the Board’s consideration as to whether to renew the Advisory Contract for the year ending November 30, 2006. Each Director may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Portfolios’ advisory arrangements.

Overview of the Contract Approval Process

In 2003, the Board that currently oversees the Portfolios determined to undertake steps to further enhance the process under which the Board determines whether to renew existing advisory arrangements and to approve new advisory arrangements. Among the measures the Board implemented was to: retain the services of an independent consultant with experience in the mutual fund industry to assist the Independent Directors of the Board in working with the personnel employed by the Portfolios’ Adviser or its affiliates who administer the Portfolios (“Management”) to identify the types of information presented to the Directors to inform their deliberations with respect to advisory relationships; establish the format in which the information requested by the Board is provided to the Board; and determine the process for reviewing such information in connection with the Advisory Contract renewal process. The end result was the implementation of the current process relied upon by the Board to review and analyze information in connection with the annual renewal of the Portfolios’ Advisory Contract, as well as its review and approval of new advisory relationships.

Since this process was implemented, the Board has continuously reviewed and refined the process. In addition, the Board established a Contracts Committee and two Investment Review Committees, including a Domestic Equity Investment Review Committee. The type and format of the information provided to the Board or its counsel to inform its annual review and renewal process has been codified in the Portfolios’ 15(c) Methodology Guide (the “Methodology Guide”). The Methodology Guide was developed under the direction of the Board, and sets out a written blueprint under which the Board requests certain information necessary to facilitate a thorough and informed review in connection with the annual Advisory Contract renewal process. Management provides Portfolio-specific information to the Board based on the Methodology Guide through “Fund Analysis and Comparison Tables” or “FACT” sheets prior to the Board’s review of the Advisory Contract. Certain of this information for a representative sample of Funds in the ING Funds complex (other than the Portfolios) was verified, at the Board’s request, by an independent firm to test its accuracy.

On its own and as part of a regular on-going process, the Board’s Contracts Committee recommends or

29

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

considers recommendations from Management for refinements and other changes to the Methodology Guide and other aspects of the review process, and the Board’s Domestic Equity Investment Review Committee reviews benchmarks used to assess the performance of each Portfolio. The Investment Review Committee also meets regularly with the Adviser. The Domestic Equity Investment Review Committee may apply a heightened level of scrutiny in cases where performance has lagged a benchmark and/or peer group.

The Board employed its process for reviewing contracts when considering the renewal of the Advisory Contract that would be effective through November 30, 2006. A number of the Board’s primary considerations and conclusions resulting from this process are discussed below.

Nature, Extent and Quality of Service

In determining whether to approve the Advisory Contract for the year ending November 30, 2006, the Board received and evaluated such information as it deemed necessary regarding the nature, extent and quality of services provided to the Portfolios by the Adviser. This included information about the Adviser provided throughout the year at regular Board meetings, as well as information furnished for the November 10, 2005 Board meeting, which was held to specifically consider renewal for the period ending November 30, 2006. In addition, the Board’s Independent Directors also held meetings on October 11th and November 8th, prior to the November 10, 2005 meeting of the full Board, to consider the annual renewal of the Advisory Contract.

The materials requested by and provided to the Board prior to the November 2005 Board meeting included the following items: (1) FACT sheets for each Portfolio that provide information about the performance and expenses of the Portfolio and other, similarly managed funds in a selected peer group (“Selected Peer Group”), as well as information about the Portfolio’s investment portfolio, objectives and strategies; (2) the Methodology Guide, which describes how the FACT sheets were prepared, including the manner in which benchmarks and Selected Peer Groups were selected and how profitability was determined; (3) responses to a detailed series of questions from K&LNG, legal counsel to the Independent Directors; (4) a copy of the form of Advisory Contract; (5) a copy of the Form ADV for the Adviser; (6) financial statements for the Adviser; (7) drafts of narrative summaries addressing key factors the Board customarily considers in evaluating the renewal of the Advisory Contract, including a written analysis for each Portfolio of how performance and fees compare to its Selected Peer Group and/or designated benchmarks; and (8) other information relevant to the Board’s evaluations.

Each Portfolio’s Class S shares were used for purposes of certain comparisons to the funds in the Selected Peer Group. Class S shares were selected, as general matter, so that the Portfolio class with the longest performance history was compared to the analogous class of shares for each fund in the Selected Peer Group. The mutual funds chosen for inclusion in a Portfolio’s Selected Peer group were selected based upon criteria designed to mirror the Portfolio class being compared to the Selected Peer Group.

In arriving at its conclusions with respect to the advisory arrangements with the Adviser, the Board noted the resources that the Adviser has committed to the Board and its Investment Review Committees to assist the Board and Committee members with their assessment of the investment performance of the Portfolios and other Funds in the ING Funds complex. This includes the appointment of a Chief Investment Risk Officer and his staff, who report directly to the Board, and who have developed attribution analyses and other metrics used by the Domestic Equity Investment Review Committees to analyze the key factors underlying investment performance for the Portfolios and other ING Funds.

In considering the Advisory Contract, the Board also considered the extent of benefits provided to the Portfolios’ shareholders, beyond advisory services, from being part of the ING family of Funds. This includes, in most cases, the right to exchange or transfer investments between the same class of shares of such Funds, without a sales charge, or among Funds available in a product platform, and the wide variety in the types of Funds available for exchange or transfer.

The Board received periodic reports showing that the investment policies and restrictions for each Portfolio were consistently complied with and other periodic reports covering matters such as compliance by Adviser personnel with codes of ethics. The Board evaluated the Adviser’s regulatory compliance systems and procedures reasonably designed to assure

30

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

compliance with the federal securities laws, including those related to late trading and market timing, best execution, fair value pricing, proxy voting procedures, and trade allocation, among others. The Board considered the implementation by the Adviser of enhanced compliance policies and procedures in response to SEC rule changes and other regulatory initiatives. The Board also took into account the reports of the Chief Compliance Officer and his recommendations. In this regard, the Board also considered the policies and procedures developed by the Chief Compliance Officer in consultation with the Board’s Compliance Committee that guide the Chief Compliance Officer’s compliance oversight function.

The Board reviewed the level of staffing, quality and experience of each Portfolio’s portfolio management team. The Board took into account the resources and reputation of the Adviser, and evaluated the ability of the Adviser to attract and retain qualified investment advisory personnel. For larger Portfolios, the Board also considered the adequacy of the resources committed to the Portfolios by the Adviser, and whether those resources are commensurate with the needs of larger Portfolios and are appropriate to attempt to sustain expected levels of performance, compliance, and other needs.

Based on their deliberations and the materials presented to them, the Board concluded that the advisory and related services provided by the Adviser are appropriate in light of the Portfolios’ operations, the competitive landscape of the investment company business, and investor needs, and that the nature and quality of the overall services provided by the Adviser were appropriate.

Portfolio Performance

In assessing advisory relationships, the Board placed emphasis on the investment performance of each Portfolio, taking into account the importance of such performance to the Portfolio’s shareholders. While the Board considered the performance reports and discussions with portfolio managers at Board and Committee meetings during the year, particular attention in assessing performance was given to the Portfolio FACT sheets furnished in advance of the November meeting of the Independent Directors. The FACT sheet prepared for each Portfolio included its investment performance compared to the Morningstar category median, Lipper category median, Selected Peer Group and Portfolio’s primary benchmark. The Board’s findings specific to each Portfolio’s performance are discussed under “Portfolio-by-Portfolio Analysis,” below.

Economies of Scale

In considering the reasonableness of advisory fees, the Board also considered whether economies of scale will be realized by the Adviser as a Portfolio grows larger and the extent to which this is reflected in the level of management fee rates charged. In this regard, the Board noted that each Portfolio invests all of its assets in a corresponding “Master Fund” managed by Fidelity Management & Research Company (“FMR”), and that FMR applies a “group rate” discount based upon the assets under FMR’s management, lowering the management fees payable by the Master Funds at higher asset levels. The Board considered that these reductions would indirectly benefit the Portfolios. The Board also noted that any waivers to or reimbursements of advisory or other fees payable by the Master Funds would have an indirect benefit to the Portfolios, and the extent to which economies of scale could effectively be realized through such waivers or reimbursements.

Information about Services to Other Clients

The Board requested and received information about the nature of services and fee rates offered by the Adviser to other registered investment companies.

Fee Rates and Profitability

The Board reviewed and considered the contractual investment advisory fee rate, combined with the administrative fee rate, payable by each Portfolio to the Adviser. In analyzing this information, the Board took into account that no advisory fees are charged when the Portfolio is fully invested in the corresponding Master Fund, and that advisory fees charged by the Master Funds are indirectly borne by Portfolio shareholders.

The Board considered the fee structures of the Portfolios as they relate to the services provided under the Advisory Contract and the potential fall-out benefits to the Adviser and its affiliates from their association with the Portfolios. For each Portfolio, the Board determined that the fees payable to the Adviser and/or its affiliates, which consist of an administrative fee while the Portfolio invests in the corresponding Master Fund and “other” expenses, are reasonable for the services that the Adviser and its

31

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

affiliates perform, which were considered in light of the nature and quality of the services that each has performed and is expected to perform through the year ending November 30, 2006.

For each Portfolio, the Board considered information on revenues, costs and profits realized by the Adviser, which was prepared by Management in accordance with the allocation methodology (including assumptions) specified in the Methodology Guide. The Board also considered information that it requested and was provided by Management with respect to the profitability of service providers affiliated with the Adviser.

The Board determined that it had requested and received sufficient information to gain a reasonable understanding regarding the Adviser’s profitability. The Board also recognized that profitability analysis is not an exact science and there is no uniform methodology for determining profitability for this purpose. In this context, the Board realized that Management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Portfolios’ operations may not be fully reflected in the expenses allocated to each Portfolio in determining profitability, and that the information presented may not portray all of the costs borne by Management nor capture Management’s entrepreneurial risk associated with offering and managing a mutual fund complex in today’s regulatory environment.

Based on the information on revenues, costs, and profitability considered by the Board, after considering the factors described in this section that the profits, if any, realized by the Adviser were not excessive.

Portfolio-by-Portfolio Analysis

The following paragraphs outline certain of the specific factors that the Board considered, and the conclusions reached, at its November 2005 meeting in relation to renewing each Portfolio’s current Advisory Contract for the year ending November 30, 2006. These specific factors are in addition to those considerations discussed above. In each case, the Portfolio’s performance was compared to its Morningstar category median and its primary benchmark, a broad-based securities market index that appears in the Portfolio’s prospectus. Each Portfolio’s management fee and expense ratio were compared to the fees and expense ratios of the funds in its Selected Peer Group.

ING Fidelity® VIP Contrafund® Portfolio

In considering whether to approve the renewal of the Advisory Contract for ING Fidelity® VIP Contrafund Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2005: (1) the Portfolio outperformed its Morningstar category median and its primary benchmark for all periods presented; (2) the Portfolio ranked in the first (highest) quintile for the one-month and year-to-date periods and the most recent calendar quarter. In analyzing this performance data, the Board took into account that the Portfolio launched in November 2004, and therefore had less than one year of operating history.

In considering the fees payable under the Advisory Contract for ING Fidelity® VIP Contrafund Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract (a) under which no advisory fees are charged when the Portfolio is fully invested in Fidelity’s VIP Contrafund Portfolio (the “Contrafund Master Fund”); and (b) advisory fees are charged by the Contrafund Master Fund and indirectly borne by Portfolio shareholders; (2) the pricing structure (including the expense ratio to be borne by shareholders) of ING Fidelity® VIP Contrafund Portfolio, as compared to its Selected Peer Group, including management’s analysis that: (a) the management fee for the Portfolio (consisting of a 0.05% administration fee) is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is equal to the median and above the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; and (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Advisory Contract for the Portfolio for the year ending November 30, 2006. During this renewal process, different Board members may have given

32

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

different weight to different individual factors and related conclusions.

ING Fidelity® Equity-Income Portfolio

In considering whether to approve the renewal of the Advisory Contract for ING Fidelity® VIP Equity-Income Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2005: (1) the Portfolio underperformed its Morningstar category median and its primary benchmark for all periods presented; and (2) the Portfolio is ranked in the fourth quintile for the year-to-date period and most recent calendar quarter. In analyzing this performance data, the Board took into account that the Portfolio launched in November 2004, and therefore had less than one year of operating history.

In considering the fees payable under the Advisory Contract for ING Fidelity® VIP Equity-Income Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract (a) under which no advisory fees are charged when the Portfolio is fully invested in Fidelity’s VIP Equity-Income Portfolio (the “Equity-Income Master Fund”); and (b) advisory fees are charged by the Equity-Income Master Fund and indirectly borne by Portfolio shareholders; (2) the pricing structure (including the expense ratio to be borne by shareholders) of ING Fidelity® VIP Equity-Income Portfolio, as compared to its Selected Peer Group, including management’s analysis that: (a) the management fee for the Portfolio (consisting of a 0.05% administration fee) is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is equal to the median and above the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; and (3) the Portfolio was launched in November 2004, and it is reasonable to permit the Adviser to continue to manage the Portfolio as a master-feeder fund investing in the Equity-Income Master Fund to assess Portfolio performance. Based on these conclusions and other factors, the Board voted to renew the Advisory Contract for the Portfolio for the year ending November 30, 2006. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Fidelity® VIP Growth Portfolio

In considering whether to approve the renewal of the Advisory Contract for ING Fidelity® VIP Growth Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2005: (1) the Portfolio underperformed its Morningstar category median and its primary benchmark for all periods presented; and (2) the Portfolio is ranked in the fifth (lowest) quintile for the year-to-date period and in the fourth quintile for the most recent calendar quarter. In analyzing this performance data, the Board took into account that the Portfolio launched in November 2004, and therefore had less than one year of operating history.

In considering the fees payable under the Advisory Contract for ING Fidelity® VIP Growth Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract (a) under which no advisory fees are charged when the Portfolio is fully invested in Fidelity’s VIP Growth Portfolio (the “Growth Master Fund”); and (b) advisory fees are charged by the Growth Master Fund and indirectly borne by Portfolio shareholders; (2) the pricing structure (including the expense ratio to be borne by shareholders) of ING Fidelity® VIP Growth Portfolio, as compared to its Selected Peer Group, including management’s analysis that: (a) the management fee for the Portfolio (consisting of a 0.05% administration fee) is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is equal to the median and above the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; and (3) the Portfolio was launched in November 2004, and it is reasonable to permit the Adviser to continue to manage the Portfolio as a master-feeder fund investing in the

33

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Growth Master Fund to assess Portfolio performance. Based on these conclusions and other factors, the Board voted to renew the Advisory Contract for the Portfolio for the year ending November 30, 2006. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

ING Fidelity® VIP Mid Cap Portfolio

In considering whether to approve the renewal of the Advisory Contract for ING Fidelity® VIP Mid Cap Portfolio, the Board considered that, based on performance data for the periods ended June 30, 2005: (1) the Portfolio outperformed its Morningstar category median for the most recent one-month and year-to-date periods, but underperformed for the most recent calendar quarter; (2) the Portfolio outperformed its primary benchmark for the most recent one-month period, but underperformed for the most recent calendar quarter and year-to-date periods; and (3) the Portfolio is ranked in the second quintile for the year-to-date period and in the fourth quintile for the most recent calendar quarter. In analyzing this performance data, the Board took into account that the Portfolio launched in November 2004, and therefore had less than one year of operating history.

In considering the fees payable under the Advisory Contract for ING Fidelity® VIP Mid Cap Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under an Advisory Contract (a) under which no advisory fees are charged when the Portfolio is fully invested in Fidelity’s VIP Mid Cap Portfolio (the “Mid Cap Master Fund”); and (b) advisory fees are charged by the Mid Cap Master Fund and indirectly borne by Portfolio shareholders; (2) the pricing structure (including the expense ratio to be borne by shareholders) of ING Fidelity® VIP Mid Cap Portfolio, as compared to its Selected Peer Group, including management’s analysis that: (a) the management fee for the Portfolio (consisting of a 0.05% administration fee) is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the expense ratio for the Portfolio is equal to the median and above the average expense ratios of the funds in its Selected Peer Group.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s expense ratio is reasonable in the context of all factors considered by the Board; and (3) the Portfolio was launched in November 2004, and it is reasonable to permit the Adviser to continue to manage the Portfolio as a master-feeder fund investing in the Mid Cap Master Fund to assess Portfolio performance. Based on these conclusions and other factors, the Board voted to renew the Advisory Contract for the Portfolio for the year ending November 30, 2006. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

34

Investment Manager and Distributor

ING Life Insurance and Annuity Company

151 Farmington Avenue

Hartford, Connecticut 06156

Custodian

The Bank of New York

100 Colonial Center Parkway, Suite 300

Lake Mary, Florida 32746

Legal Counsel

Dechert LLP

1775 I Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

KPMG LLP

99 High Street

Boston, Massachusetts 02110

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable annuity contract and the underlying variable investment options. This and other information is contained in the prospectus for the variable annuity contract and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.

VPSAR-UFID (1205-022406)

Item 2. Code of Ethics.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer.  There were no amendments to the Code during the period covered by the report.  The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report.  The code of ethics is filed herewith pursuant to Item 10(a)(1), Exhibit 99.CODE ETH.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that Patrick W. Kenny is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Kenny is “independent” for purposes of Item 3 of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a)                                  Audit Fees:  The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP (“KPMG”), the principal accountant for the audit of the registrant’s annual financial statements, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $445,750 for year ended December 31, 2005 and $273,600 for year ended December 31, 2004.

(b)                                 Audit-Related Fees:  The aggregate fees billed in each of the last two fiscal years for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

None

(c)                                  Tax Fees:  The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $24,250 in the year ended December 31, 2005 and $48,900 in the year ended December 31, 2004.  Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state and excise tax returns, tax services related to mergers and routine consulting.

(d)                                 All Other Fees:  The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item.

None

(e) (1)                 Audit Committee Pre-Approval Policies and Procedures

2

FORM OF

AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY

I.                                         Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the ING Funds (each a “Fund,” collectively, the “Funds”) set out on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors. As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds. The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds may establish two different approaches to pre-approving audit and non-audit services. The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”). The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors. Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee. Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors independence. The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds. Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality. Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval. For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate. The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval. The Committee will revise the list of services subject to general pre-approval as appropriate. This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

3

II.                                     Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval. Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide. They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing). The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A. The Committee must specifically approve all audit services not listed on Appendix A.

III.                                 Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors. The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services. Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B. The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.                                Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence. Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Committee may consult

4

outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C. The Committee must specifically approve all tax-related services not listed on Appendix C.

V.                                    Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund. The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D. The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI.                                Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors. Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval. The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services. The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII.                            Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management. If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee. Any such submission will include a detailed description of the services to be rendered. Notwithstanding this paragraph, the Committee will, on a quarterly basis, receive from the independent auditors a list of services provided for the previous calendar quarter on a cumulative basis by the auditors during the Pre-Approval Period.

5

VIII.                        Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting. The Committee will identify any member to whom pre-approval authority is delegated in writing. The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate. The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.                                Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds. This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Amended:  November 9, 2005

6

Appendix A

Pre-Approved Audit Services for the Pre-Approval Period January 1, 2006 through December 31, 2006

Service

	The Fund(s)	Fee Range

Statutory audits or financial audits (including tax services associated with audit services)	☒	As presented to Audit Committee(1)

Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.

	☒	Not to exceed $9,300 per filing

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.

	☒	Not to exceed $8,000 during the Pre-Approval Period

Seed capital audit and related review and issuance of consent on the N-2 registration statement	☒	Not to exceed $12,000 per audit

(1)                                  For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

7

Appendix B

Pre-Approved Audit-Related Services for the Pre-Approval Period January 1, 2006 through December 31, 2006

Service

	The Fund(s)	Fund Affiliates	Fee Range

Services related to Fund mergers (Excludes tax services - See Appendix C for tax services associated with Fund mergers)	☒	☒	Not to exceed $10,000 per merger

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]

	☒		Not to exceed $5,000 per occurrence during the Pre-Approval Period

Review of the Funds’ semi-annual financial statements	☒		Not to exceed $2,100 per set of financial statements per fund

Reports to regulatory or government agencies related to the annual engagement	☒		Up to $5,000 per occurrence during the Pre-Approval Period

Regulatory compliance assistance	☒	☒	Not to exceed $5,000 per quarter

Training courses	☒	☒	Not to exceed $2,000 per course

For Prime Rate Trust, agreed upon procedures for quarterly reports to rating agencies	☒		Not to exceed $9,000 per quarter

For Prime Rate Trust and Senior Income Fund, agreed upon procedures for the Revolving Credit and Security Agreement with Citigroup	☒		Not to exceed $20,000 per fund per year

8

Appendix C

Pre-Approved Tax Services for the Pre-Approval Period January 1, 2006 through December 31, 2006

Service

	The Fund(s)	Fund Affiliates	Fee Range

Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions	☒		As presented to Audit Committee(2)

Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	☒		As presented to Audit Committee(2)

Assistance and advice regarding year-end reporting for 1099’s	☒		As presented to Audit Committee(2)

Tax assistance and advice regarding statutory, regulatory or administrative developments	☒	☒	Not to exceed $5,000 for the Funds or for the Funds’ investment adviser during the Pre-Approval Period

(2)                                  For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

9

Appendix C

Pre-Approved Tax Services for the Pre-Approval Period January 1, 2006 through December 31, 2006 (continued)

Service

	The Fund(s)	Fund Affiliates	Fee Range

Tax training courses	☒	☒	Not to exceed $2,000 per course during the Pre-Approval Period

Tax services associated with Fund mergers	☒	☒	Not to exceed $4,000 per fund per merger during the Pre-Approval Period

Loan Staff Services	☒		Not to exceed $15,000 during the Pre-Approval Period

Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, and similar routine tax consultations.

	☒		Not to exceed $120,000 during the Pre-Approval Period

10

Appendix D

Pre-Approved Other Services for the Pre-Approval Period January 1, 2006 through December 31, 2006

Service

	The Fund(s)	Fund Affiliates	Fee Range

Agreed-upon procedures for Class B share 12b-1 programs		☒	Not to exceed $50,000 during the Pre-Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)	☒		Not to exceed $5,000 per Fund during the Pre-Approval Period

Agreed upon procedures for 15 (c) FACT Books	☒		Not to exceed $35,000 during the Pre-Approval Period

11

Appendix E

Prohibited Non-Audit Services
Dated:             January 1, 2006

•                  Bookkeeping or other services related to the accounting records or financial statements of the Funds

•                  Financial information systems design and implementation

•                  Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•                  Actuarial services

•                  Internal audit outsourcing services

•                  Management functions

•                  Human resources

•                  Broker-dealer, investment adviser, or investment banking services

•                  Legal services

•                  Expert services unrelated to the audit

•                  Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

12

EXHIBIT A

ING EQUITY TRUST

ING FUNDS TRUST

ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

ING INVESTMENT FUNDS, INC.

ING INVESTORS TRUST

ING MAYFLOWER TRUST

ING MUTUAL FUNDS

ING PARTNERS, INC.

ING PRIME RATE TRUST

ING SENIOR INCOME FUND

ING VARIABLE INSURANCE TRUST

ING VARIABLE PRODUCTS TRUST

ING VP EMERGING MARKETS FUND, INC.

ING VP NATURAL RESOURCES TRUST

USLICO SERIES FUND

13

(e) (2)                 Percentage of services referred to in 4(b) — (4)(d) that were approved by the audit committee

                                                100% of the services were approved by the audit committee.

(f)                                    Percentage of hours expended attributable to work performed by other than full time employees of KPMG if greater than 50%.

Not applicable.

(g)                                 Non-Audit Fees:  The non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $300,889 for year ended December 31, 2005 and $476,230 for year ended December 31, 2004.

(h)                                 Principal Accountants Independence:  The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG’s independence.

14

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments

Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Board has a Nominating Committee for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Independent Trustee vacancies on the Board.  The Committee currently consists of all Independent Trustees of the Board (6 individuals).  The Nominating Committee operates pursuant to a Charter approved by the Board. The primary purpose of the Nominating Committee is to consider and present to the Board the candidates it proposes for nomination to fill vacancies on the Board. In evaluating candidates, the Nominating Committee may consider a variety of factors, but it has not at this time set any specific minimum qualifications that must be met.  Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.

The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews its own nominees.  A shareholder nominee for director should be submitted in writing to the Fund’s Secretary. Any such shareholder nomination should include at a minimum the following information as to each individual proposed for nomination as trustee: such individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a trustee (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of trustees, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.

The Secretary shall submit all nominations received in a timely manner to the Nominating Committee.  To be timely, any such submission must be delivered to the Fund’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either disclosure in a press release or in a document publicly filed by the Fund with the Securities and Exchange Commission.

Item 11.  Controls and Procedures.

(a)                                  Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)                                 There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)                    Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as

EX-99.CODE ETH.

(a)(2)                    A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(b)                                 The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

     (3)                   Not applicable.

15

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ING Partners, Inc.

By	/s/ James M. Hennessy
James M. Hennessy
President and Chief Executive Officer

Date: March 10, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ James M. Hennessy
James M. Hennessy
President and Chief Executive Officer

Date: March 10, 2006

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: March 10, 2006

16